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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number                  811-7452
                                  ----------------------------------------------


                          AIM Variable Insurance Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


     Robert H. Graham   11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:        (713) 626-1919
                                                   -----------------------------

Date of fiscal year end:     12/31
                        -----------------

Date of reporting period:    12/31/04
                         ----------------

Item 1. Schedule of Investments.

                                                 AIM V.I. AGGRESSIVE GROWTH FUND
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS


                                        AIM V.I. AGGRESSIVE GROWTH FUND seeks to
                                            provide long-term growth of capital.


Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.


===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY
A CURRENTLY EFFECTIVE FUND PROSPECTUS AND
VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE
COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
BEFORE INVESTING.
===================================================

===================================================     YOUR GOALS. OUR SOLUTIONS.               [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE      --Registered Trademark--                       --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                      AIM V.I. AGGRESSIVE GROWTH FUND


Stocks, as measured by most domestic         HOW WE INVEST                                 about a weak U.S. dollar, rising
market indexes, rallied in the fourth                                                      interest rates, increasing oil prices
quarter of 2004, enabling the fund to        We use a bottom-up approach to investing,     and uncertainty surrounding the
post double-digit returns for the year.      selecting stocks based on an analysis of      presidential election. However, indexes
                                             individual companies. Our focus is on         rallied after oil prices peaked in
=======================================      small- and mid-cap stocks of companies with   mid-October and the presidential
FUND VS. INDEXES                             high growth potential, as demonstrated        campaign was concluded in early November.
                                             by consistent and accelerating earnings       The fund was favorably positioned to take
Total returns, 12/31/03-12/31/04,            growth. The fund's stock selection            advantage of this rally as its largest
excluding variable product issuer            process is based on a rigorous three-step     sector weightings were information
charges. If variable product issuer          process that includes quantitative,           technology, health care, consumer
charges were included, returns would         fundamental and valuation analysis to         discretionary and industrials.
be lower.                                    identify stocks of companies that
                                             exhibit consistent, sustainable, above           Sectors that made the most
Series I Shares                  11.80%      average earnings growth potential. We         significant contribution to fund
                                             believe it is only through in-depth           performance were health care,
Series II Shares                 11.47       fundamental research that includes            financials, industrials and information
                                             careful financial statement analysis and      technology. Health care and information
S&P 500 Index (Broad Market                  meetings with company management teams        technology stocks, which had struggled
Index)                           10.87       that these opportunities can be found.        for most of the year, rallied in the
                                                                                           fourth quarter, while financials and
Russell Midcap Growth Index                  We continued to position the fund with a      industrials stocks performed relatively
(Style-specific Index)           15.48       "barbell approach"--which involves            well throughout the year.
                                             exposure to more aggressive, cyclically
Lipper Mid-Cap Growth Fund Index             sensitive stocks and high-quality, less          Over the year, we increased the
(Peer Group Index)               14.03       aggressive stocks. This positioning is        fund's holdings most significantly in
                                             designed to potentially benefit               the information technology sector.
Source: Lipper, Inc.                         investors in the event of a market rally      However, at the close of the reporting
=======================================      while providing some downside protection      period, approximately 8% was in the data
                                             if markets weaken.                            processing and outsourced services--a
    For the year, mid- and small-cap                                                       more defensive industry. Stocks that we
stocks outperformed large-cap stocks. The       We consider selling a stock if a           owned within this industry included
fund's focus on mid-cap stocks enabled it    company experiences decelerating or           Alliance Data Systems Corp., SunGard
to outperform the large-cap oriented S&P     disappointing earnings, the stock's           Data Systems and Fiserv. We believe that
500 Index. The fund lagged the Russell       price reaches our valuation target or we      these companies are high-quality,
Midcap Growth Index because its consumer     find a more attractive investment             well-established and well-managed firms
discretionary holdings generally             option.                                       with strong business models and high
underperformed those of the index. We                                                      recurring revenue.
observed that the stocks of companies        MARKET CONDITIONS AND YOUR FUND
with weaker fundamentals--ones that do                                                        At the beginning of the year, our
not meet our investment                      Stock index performance was generally         strategy of being overweight in the
criteria--generally led the                  subdued for much of the year amid             employment-related services in the
fourth-quarter rally. We believe this was    concerns                                      industrial sector worked well for us as
the reason that the fund underperformed                                                    we began to see signs of improving labor
its Lipper peer group index.                                                               markets. One of the holdings in the
                                                                                           sector, Apollo Group, a provider of
                                                                                           higher education programs for working
                                                                                           adults, was a strong contributor. We
                                                                                           took profits and sold the stock after it
                                                                                           reached our valuation target.

===================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
===================================================================================================================================
By sector                                     1. Investors Financial Services               1. Data Processing
                                                 Corp.                           2.7%          & Outsourced Services           8.1%
1. Information Technology         26.3%       2. Fisher Scientific                          2. Semiconductors                  5.2
2. Consumer Discretionary         18.1           International Inc.              2.3        3. Biotechnology                   4.3
3. Health Care                    18.0        3. Fiserv, Inc.                    2.2        4. Pharmaceuticals                 4.2
4. Industrials                    13.8        4. SunGard Data Systems Inc.       2.1        5. Health Care Services            4.1
5. Financials                      6.5        5. American Standard Co., Inc.     2.0        6. Specialty Stores                4.0
6. Energy                          4.4        6. Univision Communications Inc.--            7. Asset Management & Custody
7. Materials                       3.3           Class A                         2.0           Banks                           4.0
8. Consumer Staples                0.8        7. Microchip Technology Inc.       2.0        8. Communications Equipment        3.9
9. Utilities                       0.5        8. Caremark Rx, Inc.               1.8        9. Health Care Equipment           3.5
   Money Market Funds Plus Other              9. Robert Half International Inc.  1.7       10. Restaurants                     3.0
   Assets Less Liabilities         8.3       10. Cintas Corp.                    1.6

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.
===================================================================================================================================

                                                                                                 AIM V.I. AGGRESSIVE GROWTH FUND

    During the period, we decreased the      earnings that failed to meet analysts'                            JAY K. RUSHIN,
fund's holdings in the energy sector. As     expectations. The fund no longer held                             Chartered Financial
part of our strategy, we pay great           either stock at the close of the fiscal            [RUSHIN        Analyst and
attention to risk, making every effort       year.                                              PHOTO]         portfolio manager,
to protect investors' money by                                                                                 became lead manager
sidestepping short-term market trends.       IN CLOSING                                                        of AIM V.I.
While energy was the best-performing                                                       Aggressive Growth Fund on April 20,
sector of the S&P 500 Index for the          As always, we remain committed to our         2004. He began his investment career in
year, we believed that high oil prices       bottom-up stock selection process, and        1994 when he joined AIM as a portfolio
were unsustainable and there was more        we constantly review each security's          administrator. In 1996, he left AIM to
downside than upside potential in this       fundamentals and price target to ensure       work as an associate equity analyst at
sector.                                      a continued fit. We also are committed        Prudential Securities. He returned to
                                             to our strategy of focusing our               AIM as an equity analyst on AIM's
   We also reduced the fund's holdings       investments in companies that show            small-cap funds in 1998 and was promoted
in the financials sector. While              sustainable, above-average earnings           to senior analyst in 2000. He promoted
financials stocks performed well for the     growth while avoiding what we consider        to portfolio manager in 2001. A native
fund, we believe this sector could be        high risk stocks. As such, we believe         of Gaithersburg, MD, Mr. Rushin holds a
adversely affected by rising interest        that the fund continues to be an              B.A. in English from Florida State
rates.                                       attractive option for investors looking       University.
                                             for a small and mid-cap growth fund for
    Stocks that enhanced fund                their diversified long-term portfolio. We                         KARL F. FARMER,
performance included Alliance Data           appreciate your continued participation                           Chartered Financial
Systems, a provider of transaction,          in AIM V.I. Aggressive Growth Fund.                 [FARMER       Analyst and
credit and marketing services, and                                                               PHOTO]        portfolio manager,
Fisher Scientific International, one of      The views and opinions expressed in                               is a manager of AIM
the world's leading wholesale                Management's Discussion of Fund                                   V.I Aggressive
distributors of scientific equipment and     Performance are those of A I M Advisors,      Growth Fund. He joined AIM in July of
instruments. In our opinion, Alliance        Inc. These views and opinions are             1998, after spending six years as a
Data Systems benefited from a highly         subject to change at any time based on        pension actuary, focusing on retirement
competent management team and a dominant     factors such as market and economic           plans and other benefit programs. He
position relative to its competitors.        conditions. These views and opinions may      earned a B.S. in economics from Texas
Fisher Scientific, which saw its profit      not be relied upon as investment advice       A&M University, graduating magna cum
for the second quarter of 2004 increase      or recommendations, or as an offer for a      laude. He subsequently earned his M.B.A.
26% in comparison to the same period         particular security. The information is       in finance from The Wharton School at
last year, benefited from increased          not a complete analysis of every aspect       the University of Pennsylvania.
sales of its medical products, creating      of any market, country, industry,
attractive earnings growth potential.        security or the fund. Statements of fact      Assisted by the Aggressive Growth Team
                                             are from sources considered reliable,
   Detracting from fund performance were     but A I M Advisors, Inc. makes no
Corinthian Colleges, a post secondary        representation or warranty as to their
education company, and Taro                  completeness or accuracy. Although
Pharmaceutical, which develops and           historical performance is no guarantee
markets pharmaceutical products.             of future results, these insights may
Corinthian Colleges stock declined after     help you understand our investment
the Securities and Exchange Commission       management philosophy.
began an informal investigation of the
company concerning its earnings
projections. Taro's stock depreciated
after the company reported first- and
second-quarter 2004


PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in small and midsize companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

   The fund may invest up to 25% of its assets in the securities of non-U.S. issuers.
International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
======================================================================================

TOTAL NET ASSETS                                                         $159.3 Million

TOTAL NUMBER OF HOLDINGS*                                                           106
=======================================================================================           [RIGHT ARROW GRAPHIC]

                                                                                           FOR FURTHER INFORMATION ON YOUR FUND,
                                                                                           ITS EXPENSES AND ITS LONG-TERM
                                                                                           PERFORMANCE, PLEASE TURN THE PAGE.


                                                                                                 AIM V.I. AGGRESSIVE GROWTH FUND
CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                      ACTUAL EXPENSES                               account values and expenses may not be
                                                                                           used to estimate your actual ending
As a shareholder of the Fund, you incur      The table below provides information          account balance or expenses you paid for
ongoing costs, including management          about actual account values and actual        the period. You may use this information
fees; distribution and/or service fees       expenses. You may use the information in      to compare the ongoing costs of
(12b-1); and other fund expenses. This       this table, together with the amount you      investing in the fund and other funds.
example is intended to help you              invested, to estimate the expenses that       To do so, compare this 5% hypothetical
understand your ongoing costs (in            you paid over the period. Simply divide       example with the 5% hypothetical
dollars) of investing in the fund and to     your account value by $1,000 (for             examples that appear in the shareholder
compare these costs with ongoing costs       example, an $8,600 account value divided      reports of the other funds.
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the
example is based on an investment of         result by the number in the table under          Please note that the expenses shown
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses         in the table are meant to highlight your
period and held for the entire period,       Paid During Period" to estimate the           ongoing costs only. Therefore, the
July 1, 2004 - December 31, 2004.            expenses you paid on your account during      hypothetical information is useful in
                                             this period.                                  comparing ongoing costs only, and will
   The actual and hypothetical expenses                                                    not help you determine the relative
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR                      total costs of owning different funds.
the effect of any fees or other expenses     COMPARISON PURPOSES
assessed in connection with a variable
product; if they did, the expenses shown     The table below also provides
would be higher while the ending account     information about hypothetical account
values shown would be lower.                 values and hypothetical expenses based
                                             on the fund's actual expense ratio and
                                             an assumed rate of return of 5% per year
                                             before expenses, which is not the fund's
                                             actual return. The hypothetical



====================================================================================================================================
                                                               ACTUAL                                HYPOTHETICAL
                                                                                          (5% annual return before expenses)


                     Beginning Account          Ending Account            Expenses         Ending Account           Expenses
    Share                  Value                     Value              Paid During            Value              Paid During
    Class                 (7/1/04)               (12/31/04)(1)           Period(2)           (12/31/04)             Period(2)
  Series I               $1,000.00                 $1,060.00              $6.06              $1,019.25               $5.94
  Series II               1,000.00                  1,057.60               7.34               1,018.00                7.20


(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to
December 31, 2004 was 6.00% and 5.76% for Series I and Series II shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.17% and 1.42% for Series I and Series II shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

                                                                                                 AIM V.I. AGGRESSIVE GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE            ======================================================================================

Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.
                                             5/1/98-12/31/04 Index data from 4/30/98
   In evaluating this chart, please note
that the chart uses a logarithmic scale                                      [MOUNTAIN CHART]
along the vertical axis (the value
scale). This means that each scale
increment always represents the same          Date      AIM V.I. Aggressive     S&P 500      Russell Midcap      Lipper Mid-Cap
percent change in price; in a linear                    Growth Fund-Series I     Index        Growth Index      Growth Fund Index
chart each scale increment always            4/30/98          $10000            $10000           $10000              $10000
represents the same absolute change in          6/98            9700             10227             9860                9850
price. In this example, the scale               9/98            8091              9212             8214                7964
increment between $5,000 and $10,000 is        12/98            9905             11172            10389               10031
the same as that between $10,000 and            3/99            9443             11729            10744               10403
$20,000. In a linear chart, the latter          6/99           10700             12554            11863               11654
scale increment would be twice as large.        9/99           11061             11772            11269               11770
The benefit of using a logarithmic scale       12/99           14329             13522            15717               17426
is that it better illustrates                   3/00           18190             13832            19037               19911
performance during the early years              6/00           17244             13464            17627               18175
before reinvested distributions and             9/00           17577             13334            18072               18753
compounding create the potential for the       12/00           14701             12291            13871               14615
original investment to grow to very             3/01           11212             10835            10391               11255
large numbers. Had the chart used a             6/01           12661             11469            12073               12794
linear scale along its vertical axis,           9/01            9553              9786             8717                9678
you would not be able to see as clearly        12/01           10870             10832            11075               11535
the movements in the value of the fund          3/02           10990             10861            10880               11207
and the indexes during the fund's early         6/02            9732              9407             8893                9532
years. We use a logarithmic scale in            9/02            8023              7783             7366                7881
financial reports of funds that have           12/02            8406              8439             8040                8251
more than five years of performance             3/03            8125              8173             8039                8118
history.                                        6/03            9140              9430             9547                9553
                                                9/03            9543              9680            10230               10068
=======================================        12/03           10650             10858            11474               11173
AVERAGE ANNUAL TOTAL RETURNS                    3/04           10992             11042            12029               11611
                                                6/04           11232             11231            12156               11764
As of 12/31/04                                  9/04           10569             11021            11629               11198
                                               12/04          $11907            $12038           $13250              $12741
SERIES I SHARES
Inception (5/1/98)                2.65%                                                                        Source: Lipper, Inc.
 5 Years                         -3.64       ======================================================================================
 1 Year                          11.80
                                             contact your product issuer or your              The fund is not managed to track the
SERIES II SHARES                             financial advisor for the most recent         performance of any particular index,
Inception                         2.40%      month-end performance. Performance            including the indexes defined here, and
 5 Years                         -3.88       figures reflect fund expenses,                consequently, the performance of the
 1 Year                          11.47       reinvested distributions and changes in       fund may deviate significantly from the
=======================================      net asset value. Investment return and        performance of the indexes.
                                             principal value will fluctuate so that
Returns since the inception date of          you may have a gain or loss when you             A direct investment cannot be made in
Series II shares are historical. All         sell shares.                                  an index. Unless otherwise indicated,
other returns are the blended returns of                                                   index results include reinvested
the historical performance of the fund's        AIM V.I. Aggressive Growth Fund, a         dividends, and they do not reflect sales
Series II shares since their inception       series portfolio of AIM Variable              charges. Performance of an index of
and the restated historical performance      Insurance Funds, is currently offered         funds reflects fund expenses;
of the fund's Series I shares (for           through insurance companies issuing           performance of a market index does not.
periods prior to inception of the Series     variable products. You cannot purchase
II shares) adjusted to reflect the           shares of the fund directly. Performance      OTHER INFORMATION
higher Rule 12b-1 fees applicable to the     figures given represent the fund and are
Series II shares. The inception date of      not intended to reflect actual variable       The returns shown in the Management's
the fund's Series II shares is 3/26/02.      product values. They do not reflect           Discussion of Fund Performance are based
                                             sales charges, expenses and fees              on net asset values calculated for
   The Series I and Series II shares         assessed in connection with a variable        shareholder transactions. Generally
invest in the same portfolio of              product. Sales charges, expenses and          accepted accounting principles require
securities and will have substantially       fees, which are determined by the             adjustments to be made to the net assets
similar performance, except to the           variable product issuers, will vary and       of the fund at period end for financial
extent that expenses borne by each class     will lower the total return.*                 reporting purposes, and as such, the net
differ.                                                                                    asset value for shareholder transactions
                                             ABOUT INDEXES USED IN THIS REPORT             and the returns based on those net asset
   The performance data quoted represent                                                   values may differ from the net asset
past performance and cannot guarantee        The unmanaged Standard & Poor's               values and returns reported in the
comparable future results; current           Composite Index of 500 Stocks (the S&P        Financial Highlights.
performance may be lower or higher.          500--Registered Trademark-- Index) is an
Please                                       index of common stocks frequently used           Industry classifications used in this
                                             as a general measure of U.S. stock            report are generally according to the
                                             market performance.                           Global Industry Classification Standard,
                                                                                           which was developed by and is the
                                                The unmanaged Lipper Mid-Cap Growth        exclusive property and a service mark of
                                             Fund Index represents an average of the       Morgan Stanley Capital International
                                             performance of the 30 largest                 Inc. and Standard & Poor's.
                                             multi-capitalization growth funds tracked
                                             by Lipper, Inc., an independent mutual
                                             fund performance monitor.

                                                The unmanaged Russell
                                             Midcap--Registered Trademark-- Index,
                                             which represents the performance of the
                                             stocks of domestic mid-capitalization
                                             companies; the Growth subset measures
                                             the performance of Russell Midcap
                                             companies with higher price/book ratios
                                             and higher forecasted growth values.


*Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.


                                        5                            VIAGRO-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-91.72%

ADVERTISING-1.54%

Lamar Advertising Co.-Class A(a)                  27,100   $  1,159,338
-----------------------------------------------------------------------
Omnicom Group Inc.                                15,400      1,298,528
=======================================================================
                                                              2,457,866
=======================================================================

AIRLINES-0.79%

Southwest Airlines Co.                            77,500      1,261,700
=======================================================================

APPAREL RETAIL-1.60%

Aeropostale, Inc.(a)                              23,050        678,362
-----------------------------------------------------------------------
Foot Locker, Inc.                                 29,400        791,742
-----------------------------------------------------------------------
Hot Topic, Inc.(a)                                 3,500         60,165
-----------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            45,950      1,022,847
=======================================================================
                                                              2,553,116
=======================================================================

APPLICATION SOFTWARE-2.43%

Amdocs Ltd. (United Kingdom)(a)                   48,500      1,273,125
-----------------------------------------------------------------------
Cognos, Inc. (Canada)(a)                          15,800        696,148
-----------------------------------------------------------------------
Mercury Interactive Corp.(a)                      15,200        692,360
-----------------------------------------------------------------------
Synopsys, Inc.(a)                                 62,000      1,216,440
=======================================================================
                                                              3,878,073
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-4.04%

Affiliated Managers Group, Inc.(a)                19,350      1,310,769
-----------------------------------------------------------------------
Investors Financial Services Corp.(b)             85,300      4,263,294
-----------------------------------------------------------------------
Legg Mason, Inc.                                  11,700        857,142
=======================================================================
                                                              6,431,205
=======================================================================

BIOTECHNOLOGY-4.28%

Amylin Pharmaceuticals, Inc.(a)                   52,300      1,221,728
-----------------------------------------------------------------------
Eyetech Pharmaceuticals Inc.(a)                   21,700        987,350
-----------------------------------------------------------------------
Invitrogen Corp.(a)                               23,300      1,564,129
-----------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)                   13,200        650,760
-----------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(a)(b)                   15,400      1,152,690
-----------------------------------------------------------------------
QLT Inc. (Canada)(a)                              77,000      1,238,160
=======================================================================
                                                              6,814,817
=======================================================================

BROADCASTING & CABLE TV-2.90%

Radio One, Inc.-Class D(a)                        93,100      1,500,772
-----------------------------------------------------------------------
Univision Communications Inc.-Class A(a)         106,595      3,120,036
=======================================================================
                                                              4,620,808
=======================================================================

BUILDING PRODUCTS-2.01%

American Standard Cos. Inc.(a)                    77,500      3,202,300
=======================================================================

COMMUNICATIONS EQUIPMENT-3.89%

ADTRAN, Inc.                                      61,000      1,167,540
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-(CONTINUED)

Avaya Inc.(a)                                     76,200   $  1,310,640
-----------------------------------------------------------------------
Comverse Technology, Inc.(a)                      45,700      1,117,365
-----------------------------------------------------------------------
Plantronics, Inc.                                 41,000      1,700,270
-----------------------------------------------------------------------
Polycom, Inc.(a)                                  38,800        904,816
=======================================================================
                                                              6,200,631
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.33%

Electronics for Imaging, Inc.(a)                  30,400        529,264
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.54%

Joy Global Inc.(b)                                19,700        855,571
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-8.13%

Alliance Data Systems Corp.(a)(b)                 50,400      2,392,992
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   87,285      3,507,984
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                             58,200      1,774,518
-----------------------------------------------------------------------
Paychex, Inc.                                     58,200      1,983,456
-----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     116,300      3,294,779
=======================================================================
                                                             12,953,729
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.72%

ARAMARK Corp.-Class B                             34,200        906,642
-----------------------------------------------------------------------
Cintas Corp.                                      58,200      2,552,652
-----------------------------------------------------------------------
CoStar Group Inc.(a)                              19,000        877,420
=======================================================================
                                                              4,336,714
=======================================================================

ELECTRIC UTILITIES-0.50%

DPL Inc.                                          31,500        790,965
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.68%

Cooper Industries, Ltd.-Class A (Bermuda)         20,200      1,371,378
-----------------------------------------------------------------------
EnerSys(a)                                        85,300      1,300,825
=======================================================================
                                                              2,672,203
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.87%

Agilent Technologies, Inc.(a)                     58,200      1,402,620
-----------------------------------------------------------------------
Littelfuse, Inc.(a)                               18,800        642,208
-----------------------------------------------------------------------
Tektronix, Inc.                                   31,000        936,510
=======================================================================
                                                              2,981,338
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.51%

Molex Inc.                                        26,800        804,000
=======================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

EMPLOYMENT SERVICES-1.72%

Robert Half International Inc.                    93,200   $  2,742,876
=======================================================================

ENVIRONMENTAL SERVICES-0.83%

Stericycle, Inc.(a)                               28,800      1,323,360
=======================================================================

GENERAL MERCHANDISE STORES-0.75%

Family Dollar Stores, Inc.                        38,300      1,196,109
=======================================================================

HEALTH CARE EQUIPMENT-3.47%

Cytyc Corp.(a)                                    37,600      1,036,632
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           58,200      3,630,516
-----------------------------------------------------------------------
PerkinElmer, Inc.                                 38,500        865,865
=======================================================================
                                                              5,533,013
=======================================================================

HEALTH CARE FACILITIES-1.50%

LifePoint Hospitals, Inc.(a)                      27,100        943,622
-----------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          38,800      1,443,748
=======================================================================
                                                              2,387,370
=======================================================================

HEALTH CARE SERVICES-4.09%

Caremark Rx, Inc.(a)(b)                           72,700      2,866,561
-----------------------------------------------------------------------
DaVita, Inc.(a)                                   34,600      1,367,738
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          10,900        833,196
-----------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                   34,900      1,451,840
=======================================================================
                                                              6,519,335
=======================================================================

HEALTH CARE SUPPLIES-0.55%

Advanced Medical Optics, Inc.(a)                  21,300        876,282
=======================================================================

HOTELS, RESORTS & CRUISE LINES-1.58%

La Quinta Corp.(a)                               114,500      1,040,805
-----------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)            27,100      1,475,324
=======================================================================
                                                              2,516,129
=======================================================================

HOUSEHOLD APPLIANCES-1.06%

Blount International, Inc.(a)                     96,700      1,684,514
=======================================================================

INDUSTRIAL CONGLOMERATES-1.27%

Textron Inc.                                      27,300      2,014,740
=======================================================================

INTERNET SOFTWARE & SERVICES-0.63%

Akamai Technologies, Inc.(a)                      77,500      1,009,825
=======================================================================

IT CONSULTING & OTHER SERVICES-0.64%

Acxiom Corp.                                      38,600      1,015,180
=======================================================================

LEISURE PRODUCTS-0.72%

Brunswick Corp.                                   23,300      1,153,350
=======================================================================

MOVIES & ENTERTAINMENT-0.92%

Regal Entertainment Group-Class A                 70,700      1,467,025
=======================================================================

OIL & GAS DRILLING-2.02%

ENSCO International Inc.                          58,200      1,847,268
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

OIL & GAS DRILLING-(CONTINUED)

Patterson-UTI Energy, Inc.                        46,500   $    904,425
-----------------------------------------------------------------------
Pride International, Inc.(a)                      23,000        472,420
=======================================================================
                                                              3,224,113
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.40%

BJ Services Co.                                   46,300      2,154,802
-----------------------------------------------------------------------
Cooper Cameron Corp.(a)                           30,900      1,662,729
=======================================================================
                                                              3,817,531
=======================================================================

PAPER PRODUCTS-1.83%

Bowater Inc.                                      40,700      1,789,579
-----------------------------------------------------------------------
Sappi Ltd.-ADR (South Africa)                     77,500      1,123,750
=======================================================================
                                                              2,913,329
=======================================================================

PHARMACEUTICALS-4.15%

Barr Pharmaceuticals Inc.(a)                      20,600        938,124
-----------------------------------------------------------------------
Endo Pharmaceuticals Holdings Inc.(a)             26,400        554,928
-----------------------------------------------------------------------
Eon Labs, Inc.(a)(b)                              45,000      1,215,000
-----------------------------------------------------------------------
Impax Laboratories, Inc.(a)(b)                    49,900        792,412
-----------------------------------------------------------------------
IVAX Corp.(a)                                     72,750      1,150,905
-----------------------------------------------------------------------
MGI Pharma, Inc.(a)                               38,200      1,069,982
-----------------------------------------------------------------------
Valeant Pharmaceuticals International             33,900        893,265
=======================================================================
                                                              6,614,616
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.97%

CB Richard Ellis Group, Inc.-Class A(a)           46,000      1,543,300
=======================================================================

REGIONAL BANKS-0.70%

North Fork Bancorp., Inc.                         38,400      1,107,840
=======================================================================

RESTAURANTS-2.99%

Brinker International, Inc.(a)                    58,200      2,041,074
-----------------------------------------------------------------------
Ruby Tuesday, Inc.                                57,500      1,499,600
-----------------------------------------------------------------------
Wendy's International, Inc.                       31,000      1,217,060
=======================================================================
                                                              4,757,734
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.02%

Novellus Systems, Inc.(a)                         58,200      1,623,198
=======================================================================

SEMICONDUCTORS-5.16%

Altera Corp.(a)                                   38,100        788,670
-----------------------------------------------------------------------
AMIS Holdings, Inc.(a)                            67,300      1,111,796
-----------------------------------------------------------------------
ATI Technologies Inc. (Canada)(a)                 24,500        475,055
-----------------------------------------------------------------------
Intersil Corp.-Class A                            37,900        634,446
-----------------------------------------------------------------------
Maxim Integrated Products, Inc.                   34,900      1,479,411
-----------------------------------------------------------------------
Microchip Technology Inc.                        116,300      3,100,558
-----------------------------------------------------------------------
Xilinx, Inc.                                      21,200        628,580
=======================================================================
                                                              8,218,516
=======================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

SOFT DRINKS-0.76%

Coca-Cola Enterprises Inc.                        58,200   $  1,213,470
=======================================================================

SPECIALTY CHEMICALS-1.46%

Nalco Holding Co.(a)                              79,400      1,549,888
-----------------------------------------------------------------------
Valspar Corp. (The)                               15,500        775,155
=======================================================================
                                                              2,325,043
=======================================================================

SPECIALTY STORES-4.04%

Linens 'n Things, Inc.(a)                         58,200      1,443,360
-----------------------------------------------------------------------
OfficeMax Inc.                                    58,200      1,826,316
-----------------------------------------------------------------------
Staples, Inc.                                     23,200        782,072
-----------------------------------------------------------------------
Tiffany & Co.                                     38,800      1,240,436
-----------------------------------------------------------------------
Tractor Supply Co.(a)                             30,700      1,142,347
=======================================================================
                                                              6,434,531
=======================================================================

SYSTEMS SOFTWARE-0.75%

Symantec Corp.(a)                                 46,500      1,197,840
=======================================================================

TECHNOLOGY DISTRIBUTORS-0.97%

CDW Corp.                                         23,300      1,545,955
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE-0.75%

New York Community Bancorp, Inc.                  58,413   $  1,201,555
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-0.86%

MSC Industrial Direct Co., Inc.-Class A           38,200      1,374,436
=======================================================================

TRUCKING-1.40%

Sirva Inc.(a)                                    116,300      2,235,286
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $125,408,525)                         146,131,701
=======================================================================

MONEY MARKET FUNDS-8.74%

Liquid Assets Portfolio-Institutional
  Class(c)                                     6,960,012      6,960,012
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    6,960,012      6,960,012
=======================================================================
    Total Money Market Funds (Cost
      $13,920,024)                                           13,920,024
=======================================================================
TOTAL INVESTMENTS-100.46% (Cost $139,328,549)               160,051,725
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.46%)                          (732,569)
=======================================================================
NET ASSETS-100.00%                                         $159,319,156
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1F and Note 8.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $125,408,525)                                  $146,131,701
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $13,920,024)                               13,920,024
=============================================================
  Total investments (cost $139,328,549)           160,051,725
=============================================================
Receivables for:
  Investments sold                                    291,620
-------------------------------------------------------------
  Fund shares sold                                    277,584
-------------------------------------------------------------
  Dividends                                            84,366
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 36,057
=============================================================
    Total assets                                  160,741,352
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               922,711
-------------------------------------------------------------
  Fund shares reacquired                               92,940
-------------------------------------------------------------
  Options written, at market value (premiums
    received $131,528)                                155,913
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plan                                               39,985
-------------------------------------------------------------
Accrued administrative services fees                  175,317
-------------------------------------------------------------
Accrued distribution fees -- Series II                  3,036
-------------------------------------------------------------
Accrued transfer agent fees                             2,078
-------------------------------------------------------------
Accrued operating expenses                             30,216
=============================================================
    Total liabilities                               1,422,196
=============================================================
Net assets applicable to shares outstanding      $159,319,156
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $177,987,869
-------------------------------------------------------------
Undistributed net investment income (loss)            (36,453)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts      (39,331,051)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts                  20,698,791
=============================================================
                                                 $159,319,156
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $154,070,438
_____________________________________________________________
=============================================================
Series II                                        $  5,248,718
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           13,013,235
_____________________________________________________________
=============================================================
Series II                                             446,198
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      11.84
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      11.76
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends                                        $    611,093
-------------------------------------------------------------
Dividends from affiliated money market funds          106,928
=============================================================
    Total investment income                           718,021
=============================================================

EXPENSES:

Advisory fees                                       1,204,034
-------------------------------------------------------------
Administrative services fees                          406,184
-------------------------------------------------------------
Custodian fees                                         40,794
-------------------------------------------------------------
Distribution fees -- Series II                          9,690
-------------------------------------------------------------
Transfer agent fees                                    12,802
-------------------------------------------------------------
Trustees' fees and retirement benefits                 14,985
-------------------------------------------------------------
Other                                                  67,718
=============================================================
    Total expenses                                  1,756,207
=============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                       (1,601)
=============================================================
    Net expenses                                    1,754,606
=============================================================
Net investment income (loss)                       (1,036,585)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                            28,480,922
-------------------------------------------------------------
  Option contracts written                             73,448
=============================================================
                                                   28,554,370
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (11,053,895)
-------------------------------------------------------------
  Option contracts written                            (24,385)
=============================================================
                                                  (11,078,280)
=============================================================
Net gain from investment securities and option
  contracts                                        17,476,090
=============================================================
Net increase in net assets resulting from
  operations                                     $ 16,439,505
_____________________________________________________________
=============================================================

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,036,585)   $   (995,639)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and option
    contracts                                                   28,554,370       1,240,818
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                 (11,078,280)     29,212,917
==========================================================================================
    Net increase in net assets resulting from operations        16,439,505      29,458,096
==========================================================================================
Share transactions-net:
  Series I                                                      (6,191,332)     11,603,390
------------------------------------------------------------------------------------------
  Series II                                                      1,886,916       2,075,980
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (4,304,416)     13,679,370
==========================================================================================
    Net increase in net assets                                  12,135,089      43,137,466
==========================================================================================

NET ASSETS:

  Beginning of year                                            147,184,067     104,046,601
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(36,453) and $(30,701), respectively)          $159,319,156    $147,184,067
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by

                        AIM V.I. AGGRESSIVE GROWTH FUND
     an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.75% of the first $150 million, plus 0.625% of the next $4.85 billion, plus 0.60% of the next $5 billion, plus 0.575% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,385.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $149 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $406,184, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $12,802.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $9,690.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $2,318,243       $45,262,699       $(40,620,930)         $   --         $ 6,960,012     $ 53,724       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            2,318,243        45,262,699        (40,620,930)             --           6,960,012       53,204           --
==================================================================================================================================
  Total           $4,636,486       $90,525,398       $(81,241,860)         $   --         $13,920,024     $106,928       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $2,432,026 and $2,845,278, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $67 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $67.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,970 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 8--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                  --      $     --
-----------------------------------------------------------------------------------
Written                                                         3,526       295,184
-----------------------------------------------------------------------------------
Closed                                                           (163)      (14,813)
-----------------------------------------------------------------------------------
Exercised                                                        (878)      (82,326)
-----------------------------------------------------------------------------------
Expired                                                        (1,225)      (66,517)
===================================================================================
End of year                                                     1,260      $131,528
___________________________________________________________________________________
===================================================================================

OPEN OPTIONS WRITTEN AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                                                         DECEMBER 31,
                                                                                             2004          UNREALIZED
                   CONTRACT           STRIKE           NUMBER OF          PREMIUMS          MARKET        APPRECIATION
CALLS                MONTH            PRICE            CONTRACTS          RECEIVED          VALUE        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
Alliance Data
  Systems Corp.     Feb-05            $50.0                187            $ 18,619         $ 14,493         $   4,126
-----------------------------------------------------------------------------------------------------------------------
Caremark Rx,
  Inc.              Feb-05             40.0                235              27,551           34,663            (7,112)
-----------------------------------------------------------------------------------------------------------------------
Eon Labs, Inc.      Jan-05             30.0                150              10,640            2,250             8,390
-----------------------------------------------------------------------------------------------------------------------
Impax
  Laboratories,
  Inc.              Feb-05             17.5                250              12,113           13,125            (1,012)
-----------------------------------------------------------------------------------------------------------------------
Investors
  Financial
  Services
  Corp.             Feb-05             50.0                212              21,626           46,640           (25,014)
-----------------------------------------------------------------------------------------------------------------------
Joy Global Inc.     Feb-05             45.0                149              20,976           20,487               489
-----------------------------------------------------------------------------------------------------------------------
OSI
Pharmaceuticals,
  Inc.              Feb-05             80.0                 77              20,003           24,255            (4,252)
=======================================================================================================================
Total
  outstanding
  options
  written                                                1,260            $131,528         $155,913         $ (24,385)
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 19,677,580
--------------------------------------------------------------------------
Temporary book/tax differences                                     (36,453)
--------------------------------------------------------------------------
Capital loss carryforward                                      (38,309,840)
--------------------------------------------------------------------------
Shares of beneficial interest                                  177,987,869
==========================================================================
Total net assets                                              $159,319,156
__________________________________________________________________________
==========================================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on option contracts written of $(24,385).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

                        AIM V.I. AGGRESSIVE GROWTH FUND

    The Fund utilized $28,160,890 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $ 9,141,648
-----------------------------------------------------------------------------
December 31, 2010                                                 29,039,052
-----------------------------------------------------------------------------
December 31, 2011                                                    129,140
=============================================================================
Total capital loss carryforward                                  $38,309,840
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $212,826,969 and $226,580,719, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $    21,278,026
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,576,061)
===============================================================================
Net unrealized appreciation of investment securities           $    19,701,965
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $140,349,760.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses on December 31, 2004, undistributed net investment income was increased by $1,030,833 and shares of beneficial interest decreased by $1,030,833. This reclassification had no effect on the net assets of the Fund

NOTE 12--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,271,088    $ 24,883,290     4,612,939    $ 41,545,198
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      206,842       2,213,893       322,541       3,093,273
======================================================================================================================
Reacquired:
  Series I                                                    (2,891,694)    (31,074,622)   (3,370,121)    (29,941,808)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (30,232)       (326,977)     (105,190)     (1,017,293)
======================================================================================================================
                                                                (443,996)   $ (4,304,416)    1,460,169    $ 13,679,370
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 85% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor are parties to participation agreements with these entities whereby these entities sell units if interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.59       $   8.36    $  10.81    $  14.62    $  14.25
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)(a)      (0.08)(a)    (0.08)     (0.10)(a)    (0.10)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.32           2.31       (2.37)      (3.71)       0.47
=========================================================================================================================
    Total from investment operations                              1.25           2.23       (2.45)      (3.81)       0.37
=========================================================================================================================
Net asset value, end of period                                $  11.84       $  10.59    $   8.36    $  10.81    $  14.62
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  11.80%         26.67%     (22.66)%    (26.06)%      2.60%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $154,070       $144,341    $103,611    $121,889    $103,181
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           1.16%(c)       1.15%       1.16%       1.21%       1.16%(d)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.68)%(c)     (0.83)%     (0.87)%     (0.88)%     (0.59)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            148%            90%         85%         90%         65%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $146,769,339.
(d) After fee waivers and/or expense reimbursements. Ratio of expense to average net assets prior to fee waivers and/or expense reimbursements was 1.26% for the year ended December 31, 2000.

                                                                            SERIES II
                                                              -------------------------------------
                                                                                     MARCH 26, 2002
                                                                  YEAR ENDED          (DATE SALES
                                                                 DECEMBER 31,        COMMENCED) TO
                                                              -------------------     DECEMBER 31,
                                                               2004         2003          2002
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.55       $ 8.35       $ 10.70
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)(a)    (0.10)(a)      (0.10)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.31         2.30         (2.25)
===================================================================================================
    Total from investment operations                            1.21         2.20         (2.35)
===================================================================================================
Net asset value, end of period                                $11.76       $10.55       $  8.35
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                11.47%       26.35%       (21.96)%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,249       $2,843       $   436
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets                         1.41%(c)     1.40%         1.32%(d)(e)
===================================================================================================
Ratio of net investment income (loss) to average net assets    (0.93)%(c)   (1.08)%       (1.03)%(d)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate(f)                                       148%          90%           85%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $3,876,067.
(d)  Annualized
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.41% for the period ended December 31, 2002.
(f)  Not annualized for periods less than one year.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                        AIM V.I. AGGRESSIVE GROWTH FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                        AIM V.I. AGGRESSIVE GROWTH FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                        AIM V.I. AGGRESSIVE GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Aggressive Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Aggressive Growth Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                        AIM V.I. AGGRESSIVE GROWTH FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Aggressive Growth Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                       WITHHOLDING
        TRUSTEES/MATTER                                VOTES FOR        AUTHORITY
----------------------------------------------------------------------------------
(1)*    Bob R. Baker.................................  485,251,764     20,583,220
        Frank S. Bayley..............................  485,193,740     20,641,244
        James T. Bunch...............................  485,846,832     19,988,152
        Bruce L. Crockett............................  485,356,560     20,478,424
        Albert R. Dowden.............................  485,381,238     20,453,746
        Edward K. Dunn, Jr...........................  484,642,618     21,192,366
        Jack M. Fields...............................  485,417,523     20,417,461
        Carl Frischling..............................  484,781,819     21,053,165
        Robert H. Graham.............................  485,247,575     20,587,409
        Gerald J. Lewis..............................  484,388,317     21,446,667
        Prema Mathai-Davis...........................  484,212,736     21,622,248
        Lewis F. Pennock.............................  485,257,174     20,577,810
        Ruth H. Quigley..............................  483,391,857     22,443,127
        Louis S. Sklar...............................  484,592,297     21,242,687
        Larry Soll, Ph.D. ...........................  484,654,198     21,180,786
        Mark H. Williamson...........................  484,890,948     20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                        AIM V.I. AGGRESSIVE GROWTH FUND

TRUSTEES AND OFFICERS

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                        AIM V.I. AGGRESSIVE GROWTH FUND

As of December 31, 2004



The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director, Chief Fixed Income      N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President and
                                                      Senior Portfolio Manager, INVESCO
                                                      Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President,
                                                      Director of Sector Management and Senior
                                                      Portfolio Manager, INVESCO Institutional
                                                      (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. (See footnote (4)
                                                      below.)
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.

(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.


OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA
                                                       Houston, TX 77046-1173   19103-3659
COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Foley & Lardner LLP                                    AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                          AIM V.I. BALANCED FUND
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS

                         AIM V.I. BALANCED FUND seeks to achieve as high a total
                    return as possible, consistent with preservation of capital.


Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.


The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY
A CURRENTLY EFFECTIVE FUND PROSPECTUS AND
VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE
COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
BEFORE INVESTING.
===================================================

===================================================     YOUR GOALS. OUR SOLUTIONS.               [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE      --Registered Trademark--                      --Registered Trademark--
===================================================

AIM V.I. BALANCED FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Following a strong fourth quarter in the     CURRENT PERIOD ANALYSIS                       2004. We purchased Pfizer, Interpublic
equity markets, AIM V.I. Balanced Fund                                                     Group, Ceridian and Aon Corporation. We
registered a positive return for 2004        The domestic economy continued to             also sold our holdings in Cooper
but fell short of beating its broad          recover throughout the fiscal year, with      Cameron, MGIC Investment Corporation,
market, style-specific and peer group        the broader markets responding favorably      United Technologies, Applied Materials,
indexes.                                     during the period. Higher commodity           Cisco Systems and DST Systems.
                                             prices, a more restrictive monetary
=======================================      policy and concerns about the                    Fixed-income holdings were managed
FUND VS. INDEXES                             sustainability of economic growth were        with a bias toward higher interest rates
                                             key issues during the period.                 during the period. We maintained our
Total returns, 12/31/03-12/31/04,                                                          average credit quality rating of AA in
excluding variable product issuer               With the price of oil rising as much       an effort to manage risk. The fund's
charges. If variable product issuer          as 75% at its peak during the period, it      duration remained shorter than the
charges were included, returns would         came as no surprise that energy was the       Lehman U.S. Aggregate Bond Index, which
be lower.                                    equity market's best-performing sector        means the fund had less sensitivity to
                                             for the year. Oil service and equipment       rising rates than its benchmark. As the
Series I Shares                   7.52%      providers Transocean and Halliburton          year progressed, we also reduced our
                                             were among the most significant               exposure to government agency, corporate
Series II Shares                  7.24       contributors to performance. Other            and mortgage-backed securities. By
                                             significant drivers of performance were       year-end, the fund was underweight in
S&P 500 Index                                Tyco International, Target and Masco.         non-U.S. Treasury assets, as we believed
(Broad Market Index)             10.87                                                     in aggregate that investors were no
                                                Our largest detractors from                longer being compensated for their
60% Russell 1000 Value Index/                performance were Pfizer, Interpublic          higher risk.
40% Lehman U.S. Aggregate Bond               Group and Ceridian. Pfizer, the world's
Index (Style-specific Index)     11.54       largest drug company, was a new               INVESTMENT PROCESS AND EVALUATION
                                             investment in 2004 and, as is often the
Lipper Balanced Fund Index                   case, the stock declined initially.           Our investment strategy is to create
(Peer Group Index)                8.99       Pfizer faces several challenges               wealth by maintaining a long-term
                                             including patent expirations, diminished      investment horizon and investing in
Source: Lipper, Inc.                         pricing power and, more recently,             companies selling at a significant
=======================================      declining demand for its Cox-2                discount to their estimated intrinsic
                                             anti-inflammatory drugs. While we             value. The fund's equity philosophy is
   We underperformed the S&P 500 Index       believe these near term challenges will       based on two concepts that we believe
because of single-digit returns in the       remain, we are focused on the long-term       are supported by empirical evidence:
fund's investment-grade bond holdings,       opportunity as we believe these issues
which failed to match the nearly 11%         are already discounted in the company's       o We believe companies have a measurable
return of stocks as measured by the S&P      historically low valuation.                   intrinsic value that is based on future
500 Index. The fund would not normally                                                     cash flows generated by the business.
be expected to outperform the S&P 500           We made relatively few changes to the      Importantly, this estimated intrinsic
Index when stocks post positive              portfolio's common stock holdings during      value is independent of the company's
double-digit returns, as bonds typically                                                   stock price.
lag stocks in such periods. Fund returns
also trailed those of the Lipper                                                           o Market prices are more volatile than
Balanced Fund Index due in large part to                                                   business values partly because investors
the under-performance of the fund's                                                        regularly overreact to news. We believe
equity holdings.                                                                           a diversified portfolio with
                                                                                           above-market value content provides the
=====================================================================================      opportunity for attractive long-term
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS                        investment results.
-------------------------------------------------------------------------------------
By security type                              1. Tyco International Ltd.                   Since our application of this strategy
                                                 (Bermuda)                      2.7%       is highly disciplined and relatively
 1. Stocks & Other Equity         65.8%       2. Cardinal Health, Inc.          2.6        unique, it is important to understand
    Interests                                 3. Sanofi-Aventis (France)        2.3        the benefits and limitations of our
 2. Bonds & Notes                 16.6        4. Computer Associates                       process. First, the goal of our
 3. U.S. Mortgage-Backed           8.1           International, Inc.            2.2        investment strategy is to preserve your
    Securities                                5. JPMorgan Chase & Co.           2.1        capital while growing it at above-market
 4. U.S. Government Agency                    6. Fannie Mae                     2.0        rates over the long term. Second, we
    Securities                     5.2        7. Waste Management, Inc.         2.0        have little portfolio commonality with
 5. U.S. Treasury Securities       5.1        8. First Data Corp.               2.0        popular benchmarks and most of our
 6. Asset-Backed Securities        1.3        9. Omnicom Group Inc.             2.0        peers. Third, we believe this strategy
 7. Other Assets Less             -2.1       10. Citigroup Inc.                 1.9        creates the potential for
    Liabilities*

*INVESTMENTS PURCHASED

TOTAL NET ASSETS        $104.7 MILLION

TOTAL NUMBER OF HOLDINGS           283

AVERAGE CREDIT QUALITY,
FIXED-INCOME HOLDINGS:              AA

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=====================================================================================

AIM V.I. BALANCED FUND

the fund to outperform over the              selection of specific securities. By                              BRET W. STANLEY,
long-term but realize that short-term        combining perspectives from both the                              Chartered Financial
results may lag the market.                  portfolio and the security level, we                 [STANLEY     Analyst, senior
                                             seek to consistently add value over time               PHOTO]     portfolio manager,
   Our process is absolute in nature,        while minimizing portfolio risk.                                  is lead manager of
which means that investment decisions                                                                          AIM V.I. Balanced
are predicated on a company's estimated      PORTFOLIO ASSESSMENT                          Fund and the head of AIM's Value
intrinsic value, not a target price                                                        Investment Management Unit. He received
dependent on stock market valuation          When assessing our potential to grow          a B.B.A. in finance from The University
levels. This is one of the key reasons       your capital, we believe the single most      of Texas at Austin and an M.S. in
for our strong long-term results but has     important measure of AIM V.I. Balanced        finance from the University of Houston.
important differences compared to            Fund is not our historical investment
relative performance objectives.             results or popular statistical measures,                          R. CANON COLEMAN II,
Relative performance objectives do not       but rather the portfolio's estimated                              Chartered Financial
emphasize capital preservation to the        intrinsic value. Since we estimate the               [COLEMAN     Analyst, portfolio
same degree and commonly are more            intrinsic value of each holding in the                 PHOTO]     manager, is a
closely tied to market benchmarks.           portfolio, we can also estimate the                               manager of AIM V.I.
Commonality measures the similarity of       intrinsic value of the entire fund. The                           Balanced Fund. He
holdings between two portfolios using        difference between market price and           earned a B.S. and an M.S. in accounting
the lowest common percentage method.         intrinsic value is about average for          from the University of Florida. He also
This method compares each security's         your fund over the past several years.        has an M.B.A. from The Wharton School at
percentage of total net assets in both       However, we believe this intrinsic value      the University of Pennsylvania.
portfolios and adds the lower                content it is significantly greater than
percentages of the two portfolios to         what is available in the market. While                            JAN H. FRIEDLI,
determine commonality.                       there is no assurance that market price                           senior portfolio
                                             will ever reflect our estimate of                   [FRIEDLI      manager, is a
   We emphasize capital preservation by      portfolio intrinsic value, as managers               PHOTO]       manager of AIM V.I.
requiring a large cushion between price      we believe this provides the best                                 Balanced Fund. He
and intrinsic value. It is our               indicator of achieving the fund's                                 joined AIM in 1999.
requirement for a large margin between       objective of long-term growth of              He graduated cum laude from Villanova
market price and our estimated intrinsic     capital.                                      University with a B.S. in computer
value that has resulted in little                                                          science and earned an M.B.A. with honors
portfolio commonality with market            IN CLOSING                                    from the University of Chicago.
indexes. We believe popular benchmarks
are not optimally constructed to             Market-relative results during this                               SCOT W. JOHNSON,
preserve capital and create wealth, even     period were unfavorable, but normal                               Chartered Financial
if they are difficult to beat in certain     market volatility predominates in the               [JOHNSON      Analyst, senior
market environments. In short, we            short run. Still, we believe that our                PHOTO]       portfolio manager,
believe their composition has been more      investment discipline has the potential                           is a manager of AIM
risky than our historical portfolios         to turn market volatility and investor                            V.I. Balanced Fund.
largely because of a lower margin            overreaction into capital appreciation        He received both his B.A. in economics
between intrinsic value and market value     over the long-term. We continued to work      and an M.B.A. in finance from Vanderbilt
and greater concentration in certain         hard on your behalf, and we thank you         University.
sectors. Of course, low portfolio            for your investment and for sharing our
commonality does create diversification      long-term horizon.                                                MATTHEW W.
benefits, but it also suggests more                                                                            SEINSHEIMER,
variability in short-term results versus     The views and opinions expressed in                [SEINSHEIMER   Chartered Financial
the market averages for the simple           Management's Discussion of Fund                       PHOTO]      Analyst, senior
reason that your fund does not own the       Performance are those of A I M Advisors,                          portfolio manager,
exact same stocks as the indexes.            Inc. These views and opinions are                                 is a manager of AIM
                                             subject to change at any time based on        V.I. Balanced Fund. He received a B.B.A.
   Our fixed-income portfolio investment     factors such as market and economic           from Southern Methodist University and
process is accomplished through the use      conditions. These views and opinions may      an M.B.A. from The University of Texas
of top-down strategies involving             not be relied upon as investment advice       at Austin.
duration management, yield-curve             or recommendations, or as an offer for a
position and sector allocation.              particular security. The information is                           MICHAEL J. SIMON,
(Duration is the measure of a debt           not a complete analysis of every aspect                           Chartered Financial
security's sensitivity to interest rate      of any market, country, industry,                   [SIMON        Analyst, senior
changes, expressed in terms of years.        security or the fund. Statements of fact            PHOTO]        portfolio manager,
Longer durations usually are more            are from sources considered reliable,                             is a manager of AIM
sensitive to interest rate movements.        but A I M Advisors, Inc. makes no                                 V.I. Balanced Fund.
The yield curve traces the yields on         representation or warranty as to their        He received a B.B.A. in finance from
debt securities of the same quality but      completeness or accuracy. Although            Texas Christian University and an M.B.A.
different maturities from the shortest       historical performance is no guarantee        from the University of Chicago.
to the longest available.) In addition,      of future results, these insights may
we use bottom-up strategies involving        help you understand our investment            Assisted by Basic Value Team and
credit analysis and                          management philosophy.                        Investment Grade Team

                                                                                                  [RIGHT ARROW GRAPHIC]

                                                                                           FOR FURTHER INFORMATION ON YOUR FUND,
                                                                                           ITS EXPENSES AND ITS LONG-TERM
                                                                                           PERFORMANCE,PLEASE TURN THE PAGE.

AIM V.I. BALANCED FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                               return of 5% per year before expenses,
                                                                                           which is not the fund's actual return.
As a shareholder of the fund, you incur      The table below provides information          The hypothetical account values and
ongoing costs, including management          about actual account values and actual        expenses may not be used to estimate
fees; distribution and/or service fees       expenses. You may use the information in      your actual ending account balance or
(12b-1); and other fund expenses. This       this table, together with the amount you      expenses you paid for the period. You
example is intended to help you              invested, to estimate the expenses that       may use this information to compare the
understand your ongoing costs (in            you paid over the period. Simply divide       ongoing costs of investing in the fund
dollars) of investing in the fund and to     your account value by $1,000 (for             and other funds. To do so, compare this
compare these costs with ongoing costs       example, an $8,600 account value divided      5% hypothetical example with the 5%
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the           hypothetical examples that appear in the
example is based on an investment of         result by the number in the table under       shareholder reports of the other funds.
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses
period and held for the entire period,       Paid During Period" to estimate the              Please note that the expenses shown
July 1, 2004 - December 31, 2004.            expenses you paid on your account during      in the table are meant to highlight your
                                             this period.                                  ongoing costs only. Therefore, the
   The actual and hypothetical expenses                                                    hypothetical information is useful in
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR                      comparing ongoing costs only, and will
the effect of any fees or other expenses     COMPARISON PURPOSES                           not help you determine the relative
assessed in connection with a variable                                                     total costs of owning different funds.
product; if they did, the expenses shown     The table below also provides
would be higher while the ending account     information about hypothetical account
values shown would be lower.                 values and hypothetical expenses based
                                             on the fund's actual expense ratio and
                                             an assumed rate of

====================================================================================================================================
                                                               ACTUAL                                HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES          ENDING ACCOUNT           EXPENSES
    SHARE                  VALUE                     VALUE              PAID DURING            VALUE              PAID DURING
    CLASS                 (7/1/04)               (12/31/04)(1)          PERIOD(2)(3)         (12/31/04)             PERIOD(2)(4)
   Series I             $1,000.00                  $1,037.80               $5.84             $1,019.41                $5.79
   Series II             1,000.00                   1,037.00                7.12              1,018.15                 7.05

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 3.78% and 3.70% for Series I and Series II shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.14% and 1.39% for Series I and Series II shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Effective on
January 1, 2005, the advisor contractually agreed to waive a portion of its advisory fees. The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year are 1.01% and 1.26% for Series I and Series
II shares, respectively.

(3) The actual expenses paid restated as if the changes discussed above had been in effect throughout the most recent fiscal half year are $5.17 and $6.45 for Series I and Series II shares, respectively

(4) The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the most recent fiscal half year are $5.13 and $6.39 for Series I and Series II shares, respectively.

====================================================================================================================================

AIM V.I. BALANCED FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            ======================================================================================
comparable future results.
                                             RESULTS OF A $10,000 INVESTMENT
   In evaluating this chart, please note     5/1/98-12/31/04 Index data from 4/30/98
that the chart uses a logarithmic scale
along the vertical axis (the value
scale). This means that each scale                                           [MOUNTAIN CHART]
increment always represents the same
percent change in price; in a linear                                                   60% RUSSELL 1000
chart each scale increment always                       AIM V.I. BALANCED   S&P 500  VALUE INDEX/40% LEHMAN       LIPPER BALANCED
represents the same absolute change in       DATE         FUND-SERIES I     INDEX    U.S. AGGREGATE BOND INDEX       FUND INDEX
price. In this example, the scale            4/30/98        $10000          $10000           $10000                    $10000
increment between $5,000 and $10,000 is         6/98         10150           10227            10059                     10081
the same as that between $10,000 and            9/98         10031            9212             9537                      9498
$20,000. In a linear chart, the latter         12/98         11303           11172            10484                     10591
scale increment would be twice as large.        3/99         11678           11729            10552                     10761
The benefit of using a logarithmic scale        6/99         11942           12554            11222                     11244
is that it better illustrates                   9/99         11658           11772            10583                     10778
performance during the fund's early            12/99         13484           13522            10923                     11541
years before reinvested distributions           3/00         14250           13832            11076                     11885
and compounding create the potential for        6/00         13732           13464            10842                     11742
the original investment to grow to very         9/00         13948           13334            11484                     11975
large numbers. Had the chart used a            12/00         12916           12291            11932                     11817
linear scale along its vertical axis,           3/01         11726           10835            11650                     11225
you would not be able to see as clearly         6/01         12025           11469            12020                     11619
the movements in the value of the fund          9/01         10586            9786            11431                     10738
and the indexes during the fund's early        12/01         11440           10832            11941                     11435
years. We use a logarithmic scale in            3/02         11261           10861            12243                     11504
financial reports of funds that have            6/02         10164            9407            11786                     10743
more than five years of performance             9/02          9110            7783            10631                      9683
history.                                       12/02          9485            8439            11297                     10213
                                                3/03          9268            8173            11028                     10025
=======================================         6/03         10190            9430            12266                     11118
AVERAGE ANNUAL TOTAL RETURNS                    9/03         10276            9680            12416                     11347
                                               12/03         11038           10858            13474                     12248
As of 12/31/04                                  3/04         11436           11042            13862                     12541
                                                6/04         11435           11231            13799                     12524
SERIES I SHARES                                 9/04         11092           11021            14104                     12547
Inception (5/1/98)                2.60%        12/04        $11868          $12038           $15029                    $13349
5 Years                          -2.52
1 Year                            7.52                                                                         Source: Lipper, Inc.
                                             ======================================================================================
SERIES II SHARES
Inception                         2.36%      reinvested distributions and changes in       measure of U.S. stock market
5 Years                          -2.75       net asset value. Investment return and        performance.
1 Year                            7.24       principal value will fluctuate so that
=======================================      you may have a gain or loss when you             The unmanaged Lipper Balanced Funds
                                             sell shares.                                  Index represents an average of the 30
Returns since the inception date of                                                        largest balanced funds tracked by
Series II shares are historical. All            AIM V.I. Balanced Fund, a series           Lipper, Inc., an independent mutual fund
other returns are the blended returns of     portfolio of AIM Variable Insurance           performance monitor. It is calculated
the historical performance of the fund's     Funds, is currently offered through           daily, with adjustments for
Series II shares since their inception       insurance companies issuing variable          distributions as of the ex-dividend
and the restated historical performance      products. You cannot purchase shares of       dates.
of the fund's Series I shares (for           the fund directly. Performance figures
periods prior to inception of the Series     given represent the fund and are not             The style-specific index used in this
II shares) adjusted to reflect the           intended to reflect actual variable           report is composed of 60% Russell 1000
higher Rule 12b-1 fees applicable to the     product values. They do not reflect           --Registered Trademark-- Value Index and
Series II shares. The inception date of      sales charges, expenses and fees              40% Lehman U.S. Aggregate Bond Index.
the fund's Series I shares is 5/1/98.        assessed in connection with a variable        The unmanaged Russell 1000--Registered
The inception date of the fund's Series      product. Sales charges, expenses and          Trademark--Index represents the
II shares is 1/24/02. The Series I and       fees, which are determined by the             performance of the stocks of
Series II shares invest in the same          variable product issuers, will vary and       large-capitalization companies; the
portfolio of securities and will have        will lower the total return.*                 Value segment measures the performance
substantially similar performance,                                                         of Russell 1000 companies with lower
except to the extent that expenses borne     PRINCIPAL RISKS OF INVESTING IN THE FUND      price/book ratios and lower forecasted
by each class differ.                                                                      growth values. The unmanaged Lehman U.S.
                                             International investing presents certain      Aggregate Bond Index, which represents
   The performance data quoted represent     risks not associated with investing           the U.S. investment-grade fixed-rate
past performance and cannot guarantee        solely in the United States. These            bond market (including government and
comparable future results; current           include risks relating to fluctuations        corporate securities, mortgage
performance may be lower or higher.          in the value of the U.S. dollar relative      pass-through securities and asset-backed
Please contact your variable product         to the values of other currencies, the        securities), is compiled by Lehman
issuer or financial advisor for the most     custody arrangements made for the fund's      Brothers, a global investment bank.
recent month-end variable product            foreign holdings, differences in
performance. Performance figures reflect     accounting, political risks and the              The fund is not managed to track the
fund expenses,                               lesser degree of public information           performance of any particular index,
                                             required to be provided by non-U.S.           including the indexes defined here, and
                                             companies. The fund may invest up to 25%      consequently, the performance of the
                                             of its assets in the securities of            fund may deviate significantly from the
                                             non-U.S. issuers.                             performance of the indexes.

                                                U.S. Treasury securities such as bills,       A direct investment cannot be made
                                             notes and bonds offer a high degree of        in an index. Unless otherwise indicated,
                                             safety, and they guarantee the payment        index results include reinvested
                                             of principal and any applicable interest      dividends, and they do not reflect sales
                                             if held to maturity. Fund shares are not      charges. Performance of an index of
                                             insured, and their value and yield will       funds reflects fund expenses;
                                             vary with market conditions.                  performance of a market index does not.

                                             ABOUT INDEXES USED IN THIS REPORT             OTHER INFORMATION

                                             The unmanaged Standard & Poor's               The returns shown in the Management's
                                             Composite Index of 500 Stocks (the S&P        Discussion of Fund Performance are based
                                             500--Registered Trademark-- Index) is an      on net asset values calculated for
                                             index of common stocks frequently used        shareholder transactions. Generally
                                             as a general                                  accepted accounting principles require
                                                                                           adjustments to be made to the net assets
                                                                                           of the fund at period end for financial
                                                                                           reporting purposes, and as such, the net
                                                                                           asset values for shareholder
                                                                                           transactions and the returns based on
                                                                                           those net asset values may differ from
                                                                                           the net asset values and returns
                                                                                           reported in the Financial Highlights.

                                                                                              Industry classifications used in this
                                                                                           report are generally according to the
                                                                                           Global Industry Classification Standard,
                                                                                           which was developed by and is the
                                                                                           exclusive property and a service mark of
                                                                                           Morgan Stanley Capital International
                                                                                           Inc. and Standard & Poor's.

                                                                                              The average credit quality of the
                                                                                           fund's holdings as of the close of the
                                                                                           reporting period represents the weighted
                                                                                           average quality rating of the securities
                                                                                           in the portfolio as assigned by
                                                                                           Nationally Recognized Statistical Rating
                                                                                           Organizations based on assessment of the
                                                                                           credit quality of the individual
                                                                                           securities.

*Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

                                        5                             VIBAL-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

STOCKS & OTHER EQUITY INTERESTS-65.78%

ADVERTISING-2.88%

Interpublic Group of Cos., Inc. (The)(a)           70,000   $    938,000
------------------------------------------------------------------------
Omnicom Group Inc.                                 24,700      2,082,704
========================================================================
                                                               3,020,704
========================================================================

AEROSPACE & DEFENSE-1.14%

Honeywell International Inc.                       33,800      1,196,858
========================================================================

ALUMINUM-0.91%

Alcoa Inc.                                         30,200        948,884
========================================================================

APPAREL RETAIL-1.18%

Gap, Inc. (The)                                    58,700      1,239,744
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.49%

Bank of New York Co., Inc. (The)                   46,600      1,557,372
========================================================================

BUILDING PRODUCTS-2.31%

American Standard Cos. Inc.(a)                     21,400        884,248
------------------------------------------------------------------------
Masco Corp.                                        42,100      1,537,913
========================================================================
                                                               2,422,161
========================================================================

COMMUNICATIONS EQUIPMENT-0.65%

Motorola, Inc.                                     39,500        679,400
========================================================================

CONSUMER ELECTRONICS-2.09%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)               34,900        924,850
------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                             32,400      1,262,304
========================================================================
                                                               2,187,154
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.96%

Ceridian Corp.(a)                                  54,600        998,088
------------------------------------------------------------------------
First Data Corp.                                   49,300      2,097,222
========================================================================
                                                               3,095,310
========================================================================

DEPARTMENT STORES-0.85%

May Department Stores Co. (The)                    30,400        893,760
========================================================================

DIVERSIFIED CHEMICALS-0.53%

Dow Chemical Co. (The)                             11,200        554,512
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.75%

Cendant Corp.                                      78,200      1,828,316
========================================================================

ENVIRONMENTAL SERVICES-2.00%

Waste Management, Inc.                             70,100      2,098,794
========================================================================

FOOD RETAIL-1.99%

Kroger Co. (The)(a)                                71,700      1,257,618
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

FOOD RETAIL-(CONTINUED)

Safeway Inc.(a)                                    41,700   $    823,158
========================================================================
                                                               2,080,776
========================================================================

GENERAL MERCHANDISE STORES-1.69%

Target Corp.                                       34,100      1,770,813
========================================================================

HEALTH CARE DISTRIBUTORS-3.80%

Cardinal Health, Inc.                              46,500      2,703,975
------------------------------------------------------------------------
McKesson Corp.                                     40,500      1,274,130
========================================================================
                                                               3,978,105
========================================================================

HEALTH CARE EQUIPMENT-1.02%

Baxter International Inc.                          30,800      1,063,832
========================================================================

HEALTH CARE FACILITIES-1.18%

HCA, Inc.                                          30,800      1,230,768
========================================================================

HEALTH CARE SERVICES-0.34%

IMS Health Inc.                                    15,200        352,792
========================================================================

INDUSTRIAL CONGLOMERATES-4.16%

General Electric Co.                               41,300      1,507,450
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                  79,700      2,848,478
========================================================================
                                                               4,355,928
========================================================================

INDUSTRIAL MACHINERY-1.50%

Illinois Tool Works Inc.                           16,900      1,566,292
========================================================================

INSURANCE BROKERS-0.60%

Aon Corp.                                          26,500        632,290
========================================================================

INTEGRATED OIL & GAS-0.10%

Shell Frontier Oil & Gas Inc.-Series B, 2.91%
  Floating Rate Pfd.(b)                                 1        100,000
========================================================================

INVESTMENT BANKING & BROKERAGE-2.77%

Merrill Lynch & Co., Inc.                          23,000      1,374,710
------------------------------------------------------------------------
Morgan Stanley                                     27,500      1,526,800
========================================================================
                                                               2,901,510
========================================================================

MANAGED HEALTH CARE-1.91%

WellPoint Inc.(a)                                  17,400      2,001,000
========================================================================

MOVIES & ENTERTAINMENT-1.70%

Walt Disney Co. (The)                              64,100      1,781,980
========================================================================

MULTI-LINE INSURANCE-1.02%

Hartford Financial Services Group, Inc. (The)      15,400      1,067,374
========================================================================

OIL & GAS DRILLING-1.55%

Transocean Inc. (Cayman Islands)(a)                38,400      1,627,776
========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.07%

Halliburton Co.                                    50,500      1,981,620
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

Schlumberger Ltd. (Netherlands)                    18,500   $  1,238,575
========================================================================
                                                               3,220,195
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.57%

ABN AMRO XVIII Custodial Receipts-Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04; Cost $100,000)(c)(d)(e)                     1        100,000
------------------------------------------------------------------------
Citigroup Inc.                                     41,600      2,004,288
------------------------------------------------------------------------
JPMorgan Chase & Co.                               56,168      2,191,114
------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 2.75%
  Floating Rate Pfd. (Acquired
  06/03/04-09/28/04; Cost $488,940)(b)(c)(d)          500        493,500
========================================================================
                                                               4,788,902
========================================================================

PACKAGED FOODS & MEATS-1.09%

Kraft Foods Inc.-Class A                           32,000      1,139,520
========================================================================

PHARMACEUTICALS-4.98%

Pfizer Inc.                                        56,300      1,513,907
------------------------------------------------------------------------
Sanofi-Aventis (France)(f)                         29,761      2,374,620
------------------------------------------------------------------------
Wyeth                                              31,100      1,324,549
========================================================================
                                                               5,213,076
========================================================================

PROPERTY & CASUALTY INSURANCE-1.51%

ACE Ltd. (Cayman Islands)                          37,000      1,581,750
========================================================================

SYSTEMS SOFTWARE-2.18%

Computer Associates International, Inc.            73,400      2,279,804
========================================================================

THRIFTS & MORTGAGE FINANCE-2.31%

Fannie Mae                                         29,800      2,122,058
------------------------------------------------------------------------
Fannie Mae-Series J, 4.72% Pfd.(g)                  2,950        148,975
------------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd.(g)                  2,950        149,252
========================================================================
                                                               2,420,285
========================================================================
    Total Stocks & Other Equity Interests
      (Cost $60,982,842)                                      68,877,737
========================================================================

                                               PRINCIPAL
                                                 AMOUNT

BONDS & NOTES-16.62%

ADVERTISING-0.06%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(g)             $   64,000         66,028
========================================================================

AEROSPACE & DEFENSE-0.03%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(g)                        25,000         27,349
========================================================================

AUTO PARTS & EQUIPMENT-0.08%

Lear Corp.-Series B, Sr. Unsec. Gtd. Notes,
  7.96%, 05/15/05(g)                               86,000         87,760
========================================================================

AUTOMOBILE MANUFACTURERS-0.11%

DaimlerChrysler N.A. Holding Corp., Unsec.
  Gtd. Global Notes, 7.40%, 01/20/05(g)            65,000         65,145
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
AUTOMOBILE MANUFACTURERS-(CONTINUED)

General Motors Corp., Unsec. Global Notes,
  6.25%, 05/01/05(g)                           $   50,000   $     50,472
========================================================================
                                                                 115,617
========================================================================

BROADCASTING & CABLE TV-1.22%

Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05(g)                              300,000        311,370
------------------------------------------------------------------------
  9.50%, 08/01/13(g)                              100,000        106,645
------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05(g)                               35,000         35,595
------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(g)                                      50,000         51,547
------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec.
  Notes, 8.38%, 11/01/05(g)                        76,000         79,477
------------------------------------------------------------------------
TCI Communications, Inc.,
  Sr. Notes, 7.25%, 08/01/05(g)                   100,000        102,397
------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05(g)            100,000        102,819
------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(g)         40,000         47,053
------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23(g)                 250,000        334,242
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05(g)                100,000        102,051
========================================================================
                                                               1,273,196
========================================================================

CONSUMER FINANCE-3.29%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18(g)                        100,000        115,992
------------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05(g)                                     200,000        204,436
------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Bonds, 3.71%, 02/01/27 (Acquired 09/16/04;
  Cost $280,335)(b)(c)(d)(g)                      275,000        279,584
------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06(g)            150,000        157,161
------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(g)                 75,000         82,148
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(g)                150,000        153,418
------------------------------------------------------------------------
  Notes, 6.75%, 05/15/05(g)                       125,000        126,567
------------------------------------------------------------------------
  Unsec. Floating Rate Global Notes, 2.31%,
  04/28/05(b)(g)                                  200,000        199,930
------------------------------------------------------------------------
  Unsec. Global Notes, 6.50%, 01/25/07(g)         150,000        156,052
------------------------------------------------------------------------
  Unsec. Global Notes, 6.88%, 02/01/06(g)         275,000        283,561
------------------------------------------------------------------------
  Unsec. Global Notes, 7.50%, 03/15/05(g)         200,000        201,794
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05(g)                235,000        237,169
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes,
  4.23%, 05/19/05(b)(g)                           200,000        200,708
------------------------------------------------------------------------
  4.44%, 03/04/05(b)(g)                           370,000        370,796
------------------------------------------------------------------------
  Global Notes, 4.50%, 07/15/06(g)                 70,000         70,151
------------------------------------------------------------------------
  Global Notes, 7.50%, 07/15/05(g)                 50,000         51,061
------------------------------------------------------------------------
  Medium Term Notes,
    4.15%, 02/07/05(g)                            100,000        100,113
------------------------------------------------------------------------
    5.25%, 05/16/05(g)                            275,000        276,925
------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
    01/15/06(g)(h)                                175,000        179,617
========================================================================
                                                               3,447,183
========================================================================

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

DIVERSIFIED BANKS-1.88%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $167,403)(c)(g)(i)            $  150,000   $    159,330
------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $27,726)(c)(d)(g)       25,000         25,721
------------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $68,863)(c)(d)(g)                 70,000         67,467
------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 3.04%, 06/08/28(b)(g)               150,000        144,841
------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $61,532)(c)(g)(i)                                50,000         60,594
------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $63,272)(c)(d)(g)                                50,000         59,001
------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost $159,704)(c)(d)(g)     150,000        152,844
------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(g)          75,000         83,698
------------------------------------------------------------------------
  Unsec. Yankee Notes, 8.88%, 06/01/05(g)         125,000        127,735
------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium
  Term Euro Notes, 3.09%(i)(j)                    100,000         99,000
------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $60,000)(c)(g)(i)                                60,000         63,623
------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $23,313)(c)(g)(i)                                25,000         23,719
------------------------------------------------------------------------
Lloyds Bank PLC-Series 1 (United Kingdom),
  Unsec. Sub. Floating Rate Euro Notes,
  2.96%(g)(i)                                     130,000        115,943
------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 2.13%, 08/29/87(g)(j)            60,000         49,391
------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)- Series B, Unsec. Sub. Floating
  Rate Euro Notes, 2.13%(g)(i)(j)                 100,000         88,283
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(g)                               50,000         65,256
------------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%(g)(i)            25,000         23,934
------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10(g)                       250,000        255,750
------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07(g)                              150,000        150,699
------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $158,835)(c)(d)(g)               150,000        153,930
========================================================================
                                                               1,970,759
========================================================================

DIVERSIFIED CAPITAL MARKETS-0.11%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(g)(i)                              100,000        119,869
========================================================================

ELECTRIC UTILITIES-0.45%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(g)          15,000         15,582
------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series
  96A, Unsec. Deb., 7.75%, 06/01/26(g)(k)          45,000         48,969
------------------------------------------------------------------------
Hydro-Quebec-Series B (Canada), Gtd. Medium
  Term Notes, 8.62%, 12/15/11(g)                   50,000         62,084
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
ELECTRIC UTILITIES-(CONTINUED)

MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(g)                    $  170,000   $    174,478
------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Notes, 2.72%, 04/03/06(b)(g)       62,000         62,055
------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08(g)                       100,000        105,602
========================================================================
                                                                 468,770
========================================================================

FOOD RETAIL-0.07%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05(g)                                      75,000         74,507
========================================================================

GAS UTILITIES-0.37%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(g)                        100,000        107,166
------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(g)                                     175,000        180,236
------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05(g)                        95,000         96,216
========================================================================
                                                                 383,618
========================================================================

HOMEBUILDING-0.49%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11(g)                                     100,000        115,125
------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10(g)                       200,000        214,464
------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(g)                                     125,000        128,615
------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10(g)                        50,000         54,497
========================================================================
                                                                 512,701
========================================================================

INDUSTRIAL CONGLOMERATES-0.30%

Tyco International Group S.A. (Luxembourg),
  Unsec. Unsub. Gtd. Yankee Notes, 6.38%,
  06/15/05(g)                                     270,000        274,058
------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $45,291)(c)(d)(g)                                40,000         42,589
========================================================================
                                                                 316,647
========================================================================

INTEGRATED OIL & GAS-0.32%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(g)                                      80,000         88,065
------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(g)                                      65,000         69,848
------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(g)                                     125,000        142,512
------------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05(g)                               35,000         35,904
========================================================================
                                                                 336,329
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.48%

Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Unsub. Gtd. Global
  Bonds, 8.25%, 06/15/05(g)                       100,000        102,346
------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31(g)                 40,000         54,280
------------------------------------------------------------------------
SBC Communications Inc., Notes, 4.21%,
  06/05/05 (Acquired 12/10/04; Cost
  $75,452)(c)(d)(g)                                75,000         75,439
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

Southwestern Bell Telephone Co.-Series B,
  Medium Term Notes, 6.25%, 07/07/05(g)        $   50,000   $     50,811
------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes, 7.13%,
    01/30/06(g)                                   125,000        130,021
------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 7.90%,
    03/15/05(g)                                   220,000        222,317
------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(g)             70,000         93,279
------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07(g)                              100,000        108,673
------------------------------------------------------------------------
  8.00%, 06/01/11(g)                               40,000         47,395
------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(g)                         60,000         62,464
------------------------------------------------------------------------
Verizon Communications Inc.,
  Unsec. Deb., 6.36%, 04/15/06(g)                 200,000        207,592
------------------------------------------------------------------------
  Unsec. Deb., 8.75%, 11/01/21(g)                  65,000         82,106
------------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(g)            100,000        111,656
------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(g)                        125,000        133,204
------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(g)                         70,000         68,493
========================================================================
                                                               1,550,076
========================================================================

INVESTMENT BANKING & BROKERAGE-0.24%

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05(g)              100,000        102,877
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06(g)       100,000        106,001
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05(g)                   45,000         45,184
========================================================================
                                                                 254,062
========================================================================

LIFE & HEALTH INSURANCE-0.22%

Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired 01/22/04; Cost
  $207,149)(c)(g)(k)                              175,000        208,745
------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(g)                               20,000         21,591
========================================================================
                                                                 230,336
========================================================================

MOVIES & ENTERTAINMENT-0.16%

Time Warner Inc., Sr. Unsec. Gtd. Global
  Notes, 5.63%, 05/01/05(g)                       170,000        171,511
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.06%

Dominion Resources, Inc.-Series B, Sr. Unsec.
  Unsub. Global Notes,
  7.63%, 07/15/05(g)                               65,000         66,631
========================================================================

MUNICIPALITIES-0.69%

Chicago (City of), Illinois; O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB, 3.88%, 01/01/08(g)(k)                       250,000        250,520
------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 B, 6.10%,
  05/01/24(g)(k)                                  125,000        128,750
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
MUNICIPALITIES-(CONTINUED)

Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB,
  3.69%, 07/01/07(g)(k)                        $   50,000   $     50,083
------------------------------------------------------------------------
  4.21%, 07/01/08(g)(k)                            75,000         75,563
------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(g)(k)(l)                               225,000        213,075
========================================================================
                                                                 717,991
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.16%

Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes,
  7.38%, 12/15/14(g)                              150,000        166,425
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.18%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes,
  2.85%, 01/30/06(g)                               20,000         19,951
------------------------------------------------------------------------
Heller Financial, Inc.-Class A, Sr. Unsec.
  Global Notes, 8.00%, 06/15/05(g)                 75,000         76,740
------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(g)(i)                              100,000        119,260
------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $113,125)(c)(g)(i)                              100,000        115,891
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09(g)                              123,500        138,444
------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(g)      83,333         88,207
------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 8.63%,
  02/01/22(g)                                     150,000        174,405
------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $93,300)(c)(d)(g)       89,324         88,974
------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $199,866)(c)(d)(g)                         200,000        195,758
------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 09/22/04; Cost $169,578)(c)(d)(g)     143,333        170,762
------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(g)(i)              40,000         44,698
========================================================================
                                                               1,233,090
========================================================================

PACKAGED FOODS & MEATS-0.07%

Nabisco, Inc., Notes, 6.38%, 02/01/05(g)           75,000         75,493
========================================================================

PROPERTY & CASUALTY INSURANCE-0.37%

FGIC Corp., Sr. Unsec. Unsub. Notes, 6.00%,
  01/15/34 (Acquired 12/07/04; Cost
  $101,571)(c)(d)(g)                              100,000        103,492
------------------------------------------------------------------------
First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12(g)                              205,000        232,903
------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 03/23/04;
  Cost $52,495)(c)(d)(g)                           50,000         50,460
========================================================================
                                                                 386,855
========================================================================

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

REAL ESTATE-0.37%

CarrAmerica Realty Corp., Sr. Unsec. Gtd.
  Notes, 6.63%, 03/01/05(g)                    $   30,000   $     30,175
------------------------------------------------------------------------
EOP Operating L.P., Sr. Unsec. Notes, 6.63%,
  02/15/05(g)                                     125,000        125,548
------------------------------------------------------------------------
Health Care Property Investors, Inc., Sr.
  Unsec. Notes, 6.88%, 06/08/05(g)                 90,000         91,450
------------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05(g)                               75,000         75,404
------------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05(g)                               40,000         41,026
------------------------------------------------------------------------
Spieker Properties, L.P., Unsec. Unsub.
  Notes, 6.88%, 02/01/05(g)                        25,000         25,077
========================================================================
                                                                 388,680
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.05%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(g)                                      50,000         52,545
========================================================================

REGIONAL BANKS-1.31%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 3.95%, 03/01/34(b)(g)      200,000        207,328
------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08(g)                              300,000        302,172
------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 2.97%, 06/01/28(b)(g)                    100,000         94,972
------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09(g)                              200,000        204,048
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.87%(g)(i)(j)                           500,000        497,074
------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(g)                                      60,000         61,048
========================================================================
                                                               1,366,642
========================================================================

RESTAURANTS-0.04%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(g)                                      40,000         42,428
========================================================================

SOVEREIGN DEBT-0.66%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05(g)                                     125,000        128,249
------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13(g)                  30,000         34,998
------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09(g)           50,000         53,659
------------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Bonds, 7.50%, 03/31/30
  (Acquired 05/18/04; Cost $63,044)(c)(g)(m)       70,000         72,338
------------------------------------------------------------------------
  Unsec. Unsub. Bonds, 8.75%, 07/24/05
  (Acquired 09/10/04-12/03/04; Cost
  $104,100)(c)(g)                                 100,000        102,800
------------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS,
  8.75%, 07/24/05 (Acquired 05/14/04; Cost
  $105,650)(c)(g)                                 100,000        102,890
------------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS,
  10.00%, 06/26/07 (Acquired
  05/14/04-05/18/04; Cost $90,094)(c)(g)           80,000         90,608
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
SOVEREIGN DEBT-(CONTINUED)

United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(g)                           $   35,000   $     37,559
------------------------------------------------------------------------
  7.50%, 04/08/33(g)                               60,000         64,569
========================================================================
                                                                 687,670
========================================================================

THRIFTS & MORTGAGE FINANCE-0.19%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27(g)                               60,000         70,984
------------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05(g)                       125,000        128,023
========================================================================
                                                                 199,007
========================================================================

TOBACCO-0.14%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13(g)             30,000         32,459
------------------------------------------------------------------------
  Unsec. Global Notes, 7.00%, 07/15/05(g)         100,000        101,979
------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06(g)                 15,000         15,397
========================================================================
                                                                 149,835
========================================================================

TRUCKING-0.11%

Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08(g)                              100,000        111,345
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.34%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 6.88%, 04/18/05(g)         135,000        136,496
------------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10(g)               200,000        218,800
========================================================================
                                                                 355,296
========================================================================
    Total Bonds & Notes (Cost $17,325,831)                    17,406,251
========================================================================

U.S. MORTGAGE-BACKED SECURITIES-8.14%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.92%

Pass Through Ctfs.,
  7.00%, 06/01/15 to 06/01/32(g)                  113,825        120,674
------------------------------------------------------------------------
  6.00%, 04/01/16 to 11/01/33(g)                  881,209        913,540
------------------------------------------------------------------------
  5.50%, 10/01/18(g)                              270,189        279,396
------------------------------------------------------------------------
  7.50%, 11/01/30 to 05/01/31(g)                   64,210         68,843
------------------------------------------------------------------------
  6.50%, 05/01/32 to 08/01/32(g)                   65,894         69,212
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/15(n)                              548,880        557,587
========================================================================
                                                               2,009,252
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-4.59%

Pass Through Ctfs.,
  6.50%, 04/01/14 to 09/01/34(g)                  881,914        927,025
------------------------------------------------------------------------
  7.50%, 11/01/15(g)                                8,641          9,178
------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32(g)                  155,585        165,008
------------------------------------------------------------------------
  6.00%, 01/01/17 to 05/01/17(g)                  139,459        146,263
------------------------------------------------------------------------
  5.00%, 04/01/18(g)                              373,032        379,475
------------------------------------------------------------------------
  4.50%, 11/01/18(g)                              137,126        137,041
------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

  8.00%, 08/01/21 to 12/01/23(g)               $   47,188   $     51,374
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/20 to 01/01/35(n)                  266,270        265,846
------------------------------------------------------------------------
  5.50%, 01/01/20 to 01/01/35(n)                1,947,542      1,991,388
------------------------------------------------------------------------
  6.00%, 01/01/35(n)                              709,650        733,954
========================================================================
                                                               4,806,552
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.63%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31(g)                   67,624         72,860
------------------------------------------------------------------------
  8.50%, 11/15/24(g)                              154,387        169,473
------------------------------------------------------------------------
  8.00%, 08/15/25(g)                               23,902         26,072
------------------------------------------------------------------------
  6.50%, 03/15/29 to 12/15/33(g)                  348,491        367,185
------------------------------------------------------------------------
  6.00%, 09/15/31 to 05/15/33(g)                  575,476        597,775
------------------------------------------------------------------------
  7.00%, 09/15/31 to 03/15/33(g)                  130,584        138,814
------------------------------------------------------------------------
  5.50%, 12/15/33 to 02/15/34(g)                  333,008        340,479
========================================================================
                                                               1,712,658
========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $8,489,249)                                        8,528,462
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-5.18%

FEDERAL HOME LOAN BANK (FHLB)-4.68%

Unsec. Disc. Notes,
  1.25%, 01/03/05(o)                            4,901,000      4,900,659
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.50%

Unsec. Floating Rate Global Notes,
  3.68%, 02/17/09(g)(p)                           350,000        353,283
------------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08(g)                              175,000        172,790
========================================================================
                                                                 526,073
========================================================================
    Total U.S. Government Agency Securities
      (Cost $5,419,893)                                        5,426,732
========================================================================

U.S. TREASURY SECURITIES-5.09%

U.S. TREASURY NOTES-3.25%

2.50%, 09/30/06(g)                                400,000        396,564
------------------------------------------------------------------------
6.50%, 10/15/06(g)                                935,000        991,250
------------------------------------------------------------------------
3.50%, 11/15/06 to 11/15/09(g)                  1,050,000      1,055,740
------------------------------------------------------------------------
3.13%, 10/15/08(g)                                560,000        554,047
------------------------------------------------------------------------
5.00%, 02/15/11(g)                                375,000        399,139
========================================================================
                                                               3,396,740
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

U.S. TREASURY BONDS-1.73%

7.25%, 05/15/16 to 08/15/22(g)                 $  820,000(h) $  1,039,479
------------------------------------------------------------------------
7.50%, 11/15/16(g)                                130,000        166,176
------------------------------------------------------------------------
5.38%, 02/15/31(g)                                560,000        605,326
========================================================================
                                                               1,810,981
========================================================================

U.S. TREASURY STRIPS-0.11%

3.03%, 02/15/07(g)                                125,000(o)      117,364
========================================================================
    Total U.S. Treasury Securities (Cost
      $5,221,197)                                              5,325,085
========================================================================

ASSET-BACKED SECURITIES-1.26%

OTHER DIVERSIFIED FINANCIAL SERVICES-1.04%

Citicorp Lease-Series 1999-1,
  Class A1, Pass Through Ctfs., 7.22%,
  06/15/05 (Acquired 05/08/02-09/23/03; Cost
  $269,795)(c)(g)                                 253,133        257,753
------------------------------------------------------------------------
  Class A2, Pass Through Ctfs., 8.04%,
  12/15/19 (Acquired 06/01/00-08/24/04; Cost
  $148,849)(c)(g)                                 150,000        178,771
------------------------------------------------------------------------
Patrons' Legacy-Series 2003-III, Ctfs.,
  5.65%, 01/17/17 (Acquired 11/04/04; Cost
  $512,705)(c)(d)                                 500,000        508,681
------------------------------------------------------------------------
Twin Reefs Pass Through Trust, Floating Rate
  Pass Through Ctfs., 3.37% (Acquired
  12/07/04; Cost $100,000)(c)(d)(g)(i)(p)         100,000        100,569
------------------------------------------------------------------------
Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  11/12/03; Cost $42,720)(c)(d)(g)                 40,000         40,219
========================================================================
                                                               1,085,993
========================================================================

PROPERTY & CASUALTY INSURANCE-0.10%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $100,000)(c)(d)(g)                              100,000        101,993
========================================================================

THRIFTS & MORTGAGE FINANCE-0.12%

Sovereign Bank-Class A-1, Pass Through Ctfs.,
  10.20%, 06/30/05 (Acquired 09/22/04; Cost
  $145,991)(c)(d)(g)                              125,365        129,124
========================================================================
    Total Asset-Backed Securities (Cost
      $1,288,418)                                              1,317,110
========================================================================
TOTAL INVESTMENTS-102.07% (Cost $98,727,430)                 106,881,377
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.07%)                         (2,170,047)
========================================================================
NET ASSETS-100.00%                                          $104,711,330
________________________________________________________________________
========================================================================

                             AIM V.I. BALANCED FUND

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $4,377,169, which represented 4.18% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $2,940,107, which represented 2.81% of the Fund's Net Assets.
(e) Security has a mandatory put by the issuer. Interest rate is redetermined annually. Rate shown is the rate in effect on December 31, 2004.
(f) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 2.22% of the Fund's Total Investments. See Note 1A.
(g) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $29,244,753, which represented 27.36% of the Fund's Total Investments. See Note 1A.
(h) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 6.
(i) Perpetual bond with no specified maturity date.
(j) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2004.
(k) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(l) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on December 31, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(m) Step coupon bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(n) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(o) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(p) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.

See accompanying notes which are an integral part of the financial statements.
                             AIM V.I. BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost $98,727,430)  $106,881,377
-------------------------------------------------------------
Receivables for:
  Investments sold                                  1,448,551
-------------------------------------------------------------
  Variation margin                                      9,984
-------------------------------------------------------------
  Fund shares sold                                     20,124
-------------------------------------------------------------
  Dividends and interest                              464,606
-------------------------------------------------------------
  Investment Matured (Note 8)                          33,647
-------------------------------------------------------------
  Principal paydowns                                   13,146
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 35,203
-------------------------------------------------------------
Other assets                                            3,402
=============================================================
    Total assets                                  108,910,040
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             3,803,337
-------------------------------------------------------------
  Fund shares reacquired                              213,017
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              38,315
-------------------------------------------------------------
Accrued administrative services fees                  107,410
-------------------------------------------------------------
Accrued distribution fees -- Series II                  3,376
-------------------------------------------------------------
Accrued transfer agent fees                             1,572
-------------------------------------------------------------
Accrued operating expenses                             31,683
=============================================================
    Total liabilities                               4,198,710
=============================================================
Net assets applicable to shares outstanding      $104,711,330
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $118,711,984
-------------------------------------------------------------
Undistributed net investment income                 1,314,746
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  futures contracts                               (23,496,882)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                         8,181,482
=============================================================
                                                 $104,711,330
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 99,069,707
_____________________________________________________________
=============================================================
Series II                                        $  5,641,623
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            9,356,050
_____________________________________________________________
=============================================================
Series II                                             535,994
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      10.59
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      10.53
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                          $1,474,369
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $14,258)                                           971,556
============================================================
    Total investment income                        2,445,925
============================================================

EXPENSES:

Advisory fees                                        776,652
------------------------------------------------------------
Administrative services fees                         265,946
------------------------------------------------------------
Custodian fees                                        31,811
------------------------------------------------------------
Distribution fees -- Series II                        12,305
------------------------------------------------------------
Transfer agent fees                                    8,243
------------------------------------------------------------
Trustees' fees and retirement benefits                13,830
------------------------------------------------------------
Other                                                 68,012
============================================================
    Total expenses                                 1,176,799
============================================================
Less: Fees waived and expenses reimbursed               (268)
============================================================
    Net expenses                                   1,176,531
============================================================
Net investment income                              1,269,394
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            2,648,714
------------------------------------------------------------
  Foreign currencies                                  (3,760)
------------------------------------------------------------
  Futures contracts                                   67,147
============================================================
                                                   2,712,101
============================================================
Change in net unrealized appreciation of:
  Investment securities                            3,310,789
------------------------------------------------------------
  Foreign currencies                                   2,225
------------------------------------------------------------
  Futures contracts                                   27,535
============================================================
                                                   3,340,549
============================================================
Net gain from investment securities, foreign
  currencies and futures contracts                 6,052,650
============================================================
Net increase in net assets resulting from
  operations                                      $7,322,044
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                             AIM V.I. BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,269,394    $  1,307,479
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts           2,712,101       2,625,795
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and futures contracts         3,340,549       9,955,515
==========================================================================================
    Net increase in net assets resulting from operations         7,322,044      13,888,789
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,389,511)     (1,803,131)
------------------------------------------------------------------------------------------
  Series II                                                        (73,687)        (73,995)
==========================================================================================
    Decrease in net assets resulting from distributions         (1,463,198)     (1,877,126)
==========================================================================================
Share transactions-net:
  Series I                                                      (4,169,694)      3,122,103
------------------------------------------------------------------------------------------
  Series II                                                      1,224,095       3,065,718
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (2,945,599)      6,187,821
==========================================================================================
    Net increase in net assets                                   2,913,247      18,199,484
==========================================================================================

NET ASSETS:

  Beginning of year                                            101,798,083      83,598,599
==========================================================================================
  End of year (including undistributed net investment income
    of $1,314,746 and $1,399,297, respectively)               $104,711,330    $101,798,083
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Balanced Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the

                             AIM V.I. BALANCED FUND

     NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions are considered borrowings under the 1940 Act. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could

                             AIM V.I. BALANCED FUND
     generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.62% of the first $150 million, plus 0.50% of the next $4.85 billion, plus 0.475% of the next $5 billion, plus 0.45% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form

                             AIM V.I. BALANCED FUND
of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $156.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $112 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts pursuant to such agreement. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $265,946, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. Pursuant to such agreement, for the year ended December 31, 2004, the Fund paid AISI $8,243.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $12,305.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $3,171,270 and $662,724, respectively.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,863 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
                             AIM V.I. BALANCED FUND

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--FUTURES CONTRACTS

On December 31, 2004, $250,000 principal amount of U.S. Treasury and corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                            OPEN FUTURES CONTRACTS AT PERIOD END
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                UNREALIZED
                                                               NO. OF           MONTH/            MARKET       APPRECIATION
CONTRACT                                                      CONTRACTS       COMMITMENT          VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Note                                        16             Mar-05/Long     $3,353,500       $ 3,920
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Note                                        33             Mar-05/Long      3,614,531        23,538
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Note                                        6             Mar-05/Long        671,625        (3,780)
----------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond                                        2             Mar-05/Long        225,000         3,857
============================================================================================================================
                                                                                                $7,864,656       $27,535
____________________________________________________________________________________________________________________________
============================================================================================================================

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $1,463,198    $1,877,126
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  1,380,887
----------------------------------------------------------------------------
Unrealized appreciation -- investments                             7,655,505
----------------------------------------------------------------------------
Temporary book/tax differences                                       (35,512)
----------------------------------------------------------------------------
Capital loss carryforward                                        (23,001,534)
----------------------------------------------------------------------------
Shares of beneficial interest                                    118,711,984
============================================================================
Total net assets                                                $104,711,330
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, bond premium amortization and the treatment of defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

                             AIM V.I. BALANCED FUND

    The Fund utilized $2,374,231 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $ 6,784,581
-----------------------------------------------------------------------------
December 31, 2010                                                 16,216,953
=============================================================================
Total capital loss carryforward                                  $23,001,534
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $50,456,485 and $55,505,755, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $548,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 9,141,982
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,486,477)
===============================================================================
Net unrealized appreciation of investment securities               $ 7,655,505
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $99,225,872.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of bond premium amortization, paydowns on mortgage backed securities and foreign currency transactions, on December 31, 2004, undistributed net investment income was increased by $109,253 and undistributed net realized gain (loss) was decreased by $109,253. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       819,573    $  8,359,573     1,385,995    $ 12,859,662
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      184,634       1,876,616       340,652       3,145,330
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       132,334       1,389,511       183,618       1,803,131
----------------------------------------------------------------------------------------------------------------------
  Series II                                                        7,058          73,686         7,566          73,995
======================================================================================================================
Reacquired:
  Series I                                                    (1,367,292)    (13,918,778)   (1,271,451)    (11,540,690)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (70,995)       (726,207)      (16,869)       (153,607)
======================================================================================================================
                                                                (294,688)   $ (2,945,599)      629,511    $  6,187,821
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 88% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor are parties to participation agreements with these entities whereby these entities sell units if interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all any portion of the shares owned of record by these shareholders are also owned beneficially.

                             AIM V.I. BALANCED FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                               2004          2003          2002           2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.99       $  8.75       $ 10.84       $  12.46          $ 13.04
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.13(a)       0.14(a)       0.18(a)        0.27(a)(b)       0.37(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.62          1.29         (2.02)         (1.70)           (0.93)
=================================================================================================================================
    Total from investment operations                             0.75          1.43         (1.84)         (1.43)           (0.56)
=================================================================================================================================
  Less dividends from net investment income                     (0.15)        (0.19)        (0.25)         (0.19)           (0.02)
=================================================================================================================================
Net asset value, end of period                                $ 10.59       $  9.99       $  8.75       $  10.84          $ 12.46
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  7.52%        16.36%       (17.02)%       (11.43)%          (4.28)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $99,070       $97,665       $82,866       $105,395          $85,693
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.12%(d)      1.11%         1.17%          1.12%            1.10%
=================================================================================================================================
Ratio of net investment income to average net assets             1.24%(d)      1.47%         1.90%          2.37%(b)         2.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            51%          131%           90%            55%              49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.29 and the ratio of net investment income to average net assets would have been 2.52%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Included adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon these net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $98,631,800.

                                                                             SERIES II
                                                              ---------------------------------------
                                                                                     JANUARY 24, 2002
                                                                  YEAR ENDED           (DATE SALES
                                                                 DECEMBER 31,         COMMENCED) TO
                                                              -------------------      DECEMBER 31,
                                                               2004         2003           2002
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.95       $ 8.73        $ 10.70
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.10(a)      0.12(a)        0.14(a)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.62         1.29          (1.86)
=====================================================================================================
    Total from investment operations                            0.72         1.41          (1.72)
=====================================================================================================
  Less dividends from net investment income                    (0.14)       (0.19)         (0.25)
=====================================================================================================
Net asset value, end of period                                $10.53       $ 9.95        $  8.73
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                 7.24%       16.15%        (16.12)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,642       $4,133        $   733
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets                         1.37%(c)     1.36%          1.42%(d)
=====================================================================================================
Ratio of net investment income to average net assets            0.99%(c)     1.22%          1.65%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(e)                                        51%         131%            90%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $4,921,809.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                             AIM V.I. BALANCED FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                             AIM V.I. BALANCED FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                             AIM V.I. BALANCED FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                             AIM V.I. BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Balanced Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Balanced Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                             AIM V.I. BALANCED FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Balanced Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  485,251,764      20,583,220
      Frank S. Bayley..............................  485,193,740      20,641,244
      James T. Bunch...............................  485,846,832      19,988,152
      Bruce L. Crockett............................  485,356,560      20,478,424
      Albert R. Dowden.............................  485,381,238      20,453,746
      Edward K. Dunn, Jr. .........................  484,642,618      21,192,366
      Jack M. Fields...............................  485,417,523      20,417,461
      Carl Frischling..............................  484,781,819      21,053,165
      Robert H. Graham.............................  485,247,575      20,587,409
      Gerald J. Lewis..............................  484,388,317      21,446,667
      Prema Mathai-Davis...........................  484,212,736      21,622,248
      Lewis F. Pennock.............................  485,257,174      20,577,810
      Ruth H. Quigley..............................  483,391,857      22,443,127
      Louis S. Sklar...............................  484,592,297      21,242,687
      Larry Soll, Ph.D. ...........................  484,654,198      21,180,786
      Mark H. Williamson...........................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                             AIM V.I. BALANCED FUND

TRUSTEES AND OFFICERS

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                             AIM V.I. BALANCED FUND

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; and Senior Vice
                                                    President and General Counsel, Liberty
                                                    Funds Group, LLC and Vice President,
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993             Managing Director, Chief Fixed Income      N/A
   Vice President                                   Officer and Senior Investment Officer,
                                                    A I M Capital Management, Inc. and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004             Senior Portfolio Manager, A I M            N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President and
                                                    Senior Portfolio Manager, INVESCO
                                                    Institutional (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004             Senior Portfolio Manager, A I M            N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President,
                                                    Director of Sector Management and Senior
                                                    Portfolio Manager, INVESCO Institutional
                                                    (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc. (See footnote (4)
                                                    below.)
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.


OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA
                                                       Houston, TX 77046-1173   19103-3659

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 48.14% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION
Of the ordinary dividends paid, 9.05% was derived from U.S. Treasury
Obligations.

                             AIM V.I. BALANCED FUND

                                                       AIM V.I. Basic Value Fund
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS

                                              AIM V.I. BASIC VALUE FUND seeks to
                                            achieve long-term growth of capital.


Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A
CURRENTLY EFFECTIVE FUND AND VARIABLE PRODUCT
PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ EACH CAREFULLY BEFORE
INVESTING.
===================================================

===================================================          [YOUR GOALS. OUR SOLUTIONS.]     [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--            --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                                AIM V.I. BASIC VALUE FUND

Following a strong fourth quarter, AIM       the sustainability of economic growth        evidence of our long-term investment
V.I. Basic Value Fund produced an            were key issues during the period.           strategy and stands in stark contrast to
attractive, double-digit return--even with                                                the average mutual fund portfolio
the S&P 500 Index but trailing our value        With the price of oil rising as much      turnover of more than 100%. Furthermore,
benchmark and peers during this period.      as 75% at its peak during the period, it     low turnover reduces trading costs for
                                             came as no surprise that energy was the      all shareholders and the impact of
===========================================  market's best performing sector for the      realized capital gains for taxable
FUND VS. INDEXES                             year. Oil service and equipment providers    shareholders.
                                             Transocean and Halliburton were among the
TOTAL RETURNS 12/31/03-12/31/04,             most significant contributors to             INVESTMENT PROCESS AND EVALUATION
EXCLUDING PRODUCT ISSUER CHARGES. IF         performance. The combination of
PRODUCT ISSUER WERE INCLUDED, RETURNS        attractive valuations at the beginning of    Our investment strategy is to create
WOULD BE LOWER.                              the year and favorable supply-and-demand     wealth by maintaining a long-term
                                             trends translated into a 50% average         investment horizon and investing in
Series I Shares                      11.07%  return for our energy investments. Other     companies that are selling at a
                                             significant drivers of performance were      significant discount to their estimated
Series II Shares                     10.84   UnitedHealth Group and Tyco                  intrinsic value. The fund's philosophy is
                                             International.                               based on two concepts that we believe are
S&P 500 Index (Broad Market Index)   10.87                                                supported by empirical evidence:
                                                Our largest detractors from
Russell 1000 Value Index                     performance were Pfizer, Novellus and        o We believe companies have a measurable
(Style-specific Index)               16.49   Interpublic Group. Pfizer, the world's       intrinsic value that is based on future
                                             largest drug company, was a new              cash flows generated by the business.
Lipper Large-Cap Value Fund Index            investment in 2004 and, as is often the      Importantly, this estimated intrinsic
(Peer Group Index)                   12.00   case, the stock declined initially.          value is independent of the company's
                                             Pfizer faces several challenges including    stock price.
Source: Lipper, Inc.                         patent expirations, diminished pricing
===========================================  power and more recently, declining demand    o In our opinion, market prices are more
                                             for its Cox2 anti-inflammatory drugs         volatile than business values partly
   We underperformed the Russell 1000 Value  Celebrex and Bextra. While we believe        because investors regularly overreact to
Index during the period because of our       these near term challenges will remain,      news.
lower returns in financials, information     we are focused on the long-term
technology and select health care            opportunity, as we believe these issues         We believe a diversified portfolio with
investments. Our lower sector weights in     are already discounted in the company's      above-market value content provides the
energy, materials and utilities, which       historically low valuation.                  opportunity for attractive long-term
were some of the best-performing sectors                                                  investment results.
in the index, also contributed to               We made relatively few changes to the
underperformance.                            portfolio during 2004. Aside from Pfizer,       Since our application of this strategy
                                             we purchased Genworth Financial and sold     is highly disciplined and relatively
CURRENT PERIOD ANALYSIS                      Janus Capital, Robert Half and First         unique, it is important to understand the
                                             Energy - all on the basis of valuation.      benefits and limitations of our process.
The domestic economy continued to recover    This low turnover is                         First, the goal of our investment
throughout the fiscal year, with the                                                      strategy is to preserve your capital
broader markets responding favorably                                                      while growing it at above-market rates
during the period. Higher commodity                                                       over the long term. Second, our portfolio
prices, a more restrictive monetary                                                       composition has little in common with
policy and concerns about                                                                 popular benchmarks and most of our peers.
                                                                                          Third, we believe this strategy is a
                                                                                          prerequisite to outperformance over the
                                                                                          long-term but


====================================================================================================================================
PORTFOLIO COMPOSITION                       TOP 10 EQUITY HOLDINGS*                    TOP 10 INDUSTRIES*
------------------------------------------------------------------------------------------------------------------------------------
By sector                                    1. Tyco International Ltd. (Bermuda) 4.3%  1. Pharmaceuticals                      7.7%
                                             2. Cardinal Health, Inc.             4.1   2. Health Care Distributors             6.1
                  [PIE CHART]                3. Computer Associates                     3. Other Diversified Financial Services 6.0
                                                International, Inc.               3.8   4. Thrifts & Mortgage Finance           5.7
Industrials                           18.4%  4. SanofiSynthelabo S.A. (France)    3.5   5. Advertising                          5.0
Consumer Discretionary                14.7%  5. JPMorgan Chase & Co.              3.3   6. Building Products                    4.6
Information Technology                10.4%  6. Fannie Mae                        3.2   7. Data Processing &
Energy                                 7.2%  7. First Data Corp.                  3.0      Outsourced Services                  4.6
Consumer Staples                       2.8%  8. UnitedHealth Group Inc.           2.9   8. Investment Banking & Brokerage       4.5
Money Market Funds Plus Other                9. Waste Management, Inc.            2.9   9. Industrial Conglomerates             4.3
Assets Less Liabilities                2.4% 10. Omnicom Group Inc.                2.8  10. Diversified Commercial Services      4.2
Financials                            22.6%
Health Care                           21.5%

TOTAL NET ASSETS            $850.4 MILLION
TOTAL NUMBER OF HOLDINGS*               46

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.
====================================================================================================================================

                                                                                                           AIM V.I. BASIC VALUE FUND
realize that short-term results may lag      and Russell 1000 Value Index has remained                       BRET W. STANLEY,
the market.                                  about 10% to 15%. This low commonality                          Chartered Financial
                                             has contributed to modest outperformance         [STANLEY       Analyst, senior
   Our process is absolute in nature,        versus the S&P 500 Index over the                 PHOTO]        portfolio manager, is
which means that investment decisions are    long-term but is too low to expect                              lead portfolio manager
predicated on a company's estimated          short-term results to be in line with the                       of AIM V.I. Basic
intrinsic value, not a target price          market for the simple reason that your      Value Fund and the head of AIM's Value
dependent on stock market valuation          fund does not own exactly the same stocks   Investment Management Unit. Prior to
levels. This approach has important          as the indexes.                             joining AIM in 1998, Mr. Stanley served
differences when compared to relative                                                    as a vice president and portfolio manager
performance objectives. Relative             PORTFOLIO ASSESSMENT                        and managed growth and income, equity
performance objectives do not emphasize                                                  income and value portfolios. He began his
capital preservation to the same degree      When assessing our ability to grow your     investment career in 1988. Mr. Stanley
and typically are more closely tied to       capital, we believe the single most         received a B.B.A. in finance from The
performance of market benchmarks and have    important measure of AIM V.I. Basic Value   University of Texas at Austin and an M.S.
higher portfolio commonality with those      Fund is not our historical investment       in finance from the University of
benchmarks. Commonality measures the         results or popular statistical measures,    Houston.
similarity of holdings between two           but rather the portfolio's estimated
portfolios using the lowest common           intrinsic value. Since we estimate the                          R. CANON COLEMAN II,
percentage method. This method compares      intrinsic value of each holding in the                          Chartered Financial
each security's percentage of total net      portfolio, we can also estimate the              [COLEMAN       Analyst, portfolio
assets in both portfolios and adds the       intrinsic value of the entire fund. The           PHOTO]        manager, joined
lower percentages of the two portfolios      difference between the market price and                         AMVESCAP in 1999 in
to determine commonality.                    the estimated intrinsic value is about                          its corporate
                                             average for your fund over the past         associate rotation program, working with
   We emphasize capital preservation by      several years. However, we believe this     fund managers throughout AMVESCAP before
requiring a large cushion between price      intrinsic value content is significantly    joining AIM in 2000. He previously worked
and intrinsic value. When market price       greater than what is available in the       as a CPA. Mr. Coleman earned a B.S. and an
exceeds intrinsic value, the absence of      market. While there is no assurance that    M.S. in accounting from the University of
portfolio value content places capital at    market price will ever reflect our          Florida. He also has an M.B.A. from The
risk of permanent loss, as was the case      estimate of portfolio intrinsic value, as   Wharton School at the University of
with many technology stocks in 1999 2000.    managers we believe this provides the       Pennsylvania.
It is our requirement for a large margin     best indicator of achieving the fund's
between market price and our estimated       objective of long-term growth of capital.                       MATTHEW W. SEINSHEIMER,
intrinsic value that has resulted in                                                                         Chartered Financial
little portfolio commonality with market     IN CLOSING                                       [SEINSHEIMER   Analyst, senior
indexes. We believe popular benchmarks                                                         PHOTO]        portfolio manager,
are not optimally constructed to preserve    Market-relative results during this                             began his investment
capital and create wealth. In short, we      period were mixed, but normal market                            career in 1992 as a
believe their composition has been more      volatility predominates in the short        fixed income trader. He later served as a
risky than our historical portfolios         term. We continue to work hard on your      portfolio manager on both fixed income and
largely because of a lower value content     behalf striving to turn market volatility   equity portfolios. Mr. Seinsheimer joined
and greater concentration in certain         and investor overreaction into capital      AIM as a senior analyst in 1998 and
sectors. Since we began managing the         appreciation. We thank you for your         assumed his current responsibilities in
fund, its commonality with the S&P 500       investment and for sharing our long-term    2000. He received a B.B.A. from Southern
Index                                        horizon.                                    Methodist University and an M.B.A. from
                                                                                         The University of Texas at Austin.
PRINCIPAL RISKS OF INVESTING                 THE VIEWS AND OPINIONS EXPRESSED IN
IN THE FUND                                  MANAGEMENT'S DISCUSSION OF FUND                                 MICHAEL J. SIMON,
                                             PERFORMANCE ARE THOSE OF A I M ADVISORS,                        Chartered Financial
Investing in small and mid-size companies    INC. THESE VIEWS AND OPINIONS ARE SUBJECT         [SIMON        Analyst, senior
involves risks not associated with           TO CHANGE AT ANY TIME BASED ON FACTORS            PHOTO]        portfolio manager,
investing in more established companies,     SUCH AS MARKET AND ECONOMIC CONDITIONS.                         joined AIM in 2001.
including business risk, significant         THESE VIEWS AND OPINIONS MAY NOT BE         Prior to joining AIM, Mr. Simon worked as
stock price fluctuations and illiquidity.    RELIED UPON AS INVESTMENT ADVICE OR         a vice president, equity analyst and
                                             RECOMMENDATIONS, OR AS AN OFFER FOR A       portfolio manager. Mr. Simon, who began his
   The fund may invest up to 25% of its      PARTICULAR SECURITY. THE INFORMATION IS     investment career in 1989, received a
assets in the securities of non-U.S.         NOT A COMPLETE ANALYSIS OF EVERY ASPECT     B.B.A. in finance from Texas Christian
issuers. International investing presents    OF ANY MARKET, COUNTRY, INDUSTRY,           University and an M.B.A. from the
certain risks not associated with            SECURITY OR THE FUND. STATEMENTS OF FACT    University of Chicago. Mr. Simon has served
investing solely in the United States.       ARE FROM SOURCES CONSIDERED RELIABLE, BUT   as Occasional Faculty in the Finance and
These include risks relating to              A I M ADVISORS, INC. MAKES NO               Decision Sciences Department of Texas
fluctuations in the value of the U.S.        REPRESENTATION OR WARRANTY AS TO THEIR      Christian University's M.J. Neeley School
dollar relative to the values of other       COMPLETENESS OR ACCURACY. ALTHOUGH          of Business.
currencies, the custody arrangements made    HISTORICAL PERFORMANCE IS NO GUARANTEE OF
for the fund's foreign holdings,             FUTURE RESULTS, THESE INSIGHTS MAY HELP     Assisted by the Basic Value Team
differences in accounting, political         YOU UNDERSTAND OUR INVESTMENT MANAGEMENT
risks and the lesser degree of public        PHILOSOPHY.                                           [RIGHT ARROW GRAPHIC]
information required to be provided by
non-U.S. companies.                                                                      FOR FURTHER INFORMATION ON YOUR FUND, ITS
                                                                                         EXPENSES AND ITS LONG-TERM PERFORMANCE,
                                                                                         PLEASE TURN THE PAGE.


                                                                                                           AIM V.I. BASIC VALUE FUND
CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                             return of 5% per year before expenses,
                                                                                         which is not the Fund's actual return. The
As a shareholder of the fund, you incur      The table below provides information about  hypothetical account values and expenses
ongoing costs including management fees,     actual account values and actual expenses.  may not be used to estimate your actual
distribution and/or service fees (12b-1)     You may use the information in this table,  ending account balance or expenses you
and other fund expenses. This example is     together with the amount you invested, to   paid for the period. You may use this
intended to help you understand your         estimate the expenses that you paid over    information to compare the ongoing costs
ongoing costs (in dollars) of investing in   the period. Simply divide your account      of investing in the fund and other funds.
the fund and to compare these costs with     value by $1,000 (for example, an $8,600     To do so, compare this 5% hypothetical
ongoing costs of investing in other mutual   account value divided by $1,000 = 8.6),     example with the 5% hypothetical examples
funds. The example is based on an            then multiply the result by the number in   that appear in the shareholder reports of
investment of $1,000 invested at the         the table under the heading entitled        the other funds.
beginning of the period and held for the     "Actual Expenses Paid During Period" to
entire period, July 1, 2004 - December 31,   estimate the expenses you paid on your         Please note that the expenses shown in
2004. The actual and hypothetical expenses   account during this period.                 the table are meant to highlight your
in the examples below do not represent the                                               ongoing costs only. Therefore, the
effect of any fees or other expenses         HYPOTHETICAL EXAMPLE FOR                    hypothetical information is useful in
assessed in connection with a variable       COMPARISON PURPOSES                         comparing ongoing costs only, and will not
product; if they did, the expenses shown                                                 help you determine the relative total
would be higher while the ending account     The table below also provides information   costs of owning different funds.
values shown would be lower.                 about hypothetical account values and
                                             hypothetical expenses based on the fund's
                                             actual expense ratio and an assumed rate
                                             of


====================================================================================================================================
                                                      ACTUAL                                HYPOTHETICAL
                                                                                 (5% annual return before expenses)

                  BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES        ENDING ACCOUNT                EXPENSES
  SHARE                VALUE                 VALUE           PAID DURING          VALUE                    PAID DURING
  CLASS               (7/1/04)           (12/31/04)(1)       PERIOD(2),(3)      (12/31/04)                PERIOD(2),(4)
Series I             $1,000.00             $1,055.30            $5.32           $1,019.96                     $5.23
Series II             1,000.00              1,053.80             6.61            1,018.70                      6.50


(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004 ,was 5.53% and 5.38% for Series I and Series II shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.03% and 1.28% for Series I and Series II shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the onehalf year period). Effective on
January 1, 2005, the advisor contractually agreed to waive a portion of its advisory fees. The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year are 0.99% and 1.24% for Series I and Series
II shares, respectively.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year are $5.11 and $6.40 for Series I and Series II shares, respectively

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year are $5.03 and $6.29 for Series I and Series II, respectively.
====================================================================================================================================

YOUR FUND'S LONG-TERM PERFORMANCE                                                                          AIM V.I. BASIC VALUE FUND

==========================================   ====================================================================================
AVERAGE ANNUAL TOTAL RETURNS
                                             RESULTS OF A $10,000 INVESTMENT
As of 12/31/04
                                             9/10/01-12/31/04 Index data from 8/31/01
SERIES I SHARES
Inception (9/10/2001)              5.29%                                       [MOUNTAIN CHART]
  1 Year                          11.07
                                                             AIM V.I.       AIM V.I.                  Russell         Lipper
SERIES II SHARES                                  Date     Basic Value     Basic Value    S&P 500      1000          Large-Cap
Inception (9/10/2001)              5.05%                   Fund-Series I   Fund-Series II  Index    Value Index  Value Fund Index
  1 Year                          10.84
==========================================      8/31/01       $10000         $10000      $10000       $10000         $10000
                                                   9/01         9210           9210        9193         9296           9220
The Series I and Series II shares invest          10/01         9270           9270        9368         9216           9280
in the same portfolio of securities and           11/01         9950           9950       10086         9752           9875
will have substantially similar                   12/01        10263          10258       10175         9982          10024
performance, except to the extent that             1/02        10183          10178       10026         9905           9839
expenses borne by each class differ. The           2/02         9992           9987        9833         9921           9784
performance data quoted represent past             3/02        10723          10717       10203        10390          10216
performance and cannot guarantee                   4/02        10342          10337        9585        10034           9781
comparable future results; current                 5/02        10292          10287        9514        10084           9794
performance may be lower or higher. Please         6/02         9281           9267        8837         9505           9111
contact your variable product issuer or            7/02         8289           8276        8148         8621           8324
your financial advisor for the most recent         8/02         8430           8426        8201         8687           8380
month end variable product performance.            9/02         7418           7406        7311         7721           7411
Performance figures reflect fund expenses,        10/02         7888           7876        7954         8293           7955
reinvested distributions and changes in           11/02         8509           8497        8421         8815           8454
net asset value. Investment return and            12/02         7988           7966        7927         8432           8051
principal value will fluctuate so that you         1/03         7808           7786        7720         8228           7860
may have a gain or loss when you sell              2/03         7528           7506        7604         8009           7663
shares.                                            3/03         7497           7476        7677         8022           7658
                                                   4/03         8168           8147        8309         8728           8305
   AIM V.I. Basic Value Fund, a series             5/03         9008           8978        8747         9292           8816
portfolio of AIM Variable Insurance Funds,         6/03         9038           9007        8858         9408           8917
is currently offered through insurance             7/03         9308           9277        9015         9548           9041
companies issuing variable products. You           8/03         9628           9597        9190         9697           9194
cannot purchase shares of the fund                 9/03         9428           9397        9093         9602           9090
directly. Performance figures given               10/03         9898           9857        9607        10190           9592
represent the fund and are not intended to        11/03        10089          10048        9691        10328           9710
reflect actual variable product values.           12/03        10676          10618       10199        10964          10306
They do not reflect sales charges,                 1/04        10836          10779       10387        11157          10462
expenses and fees assessed in connection           2/04        11056          10998       10531        11396          10682
with a variable product. Sales charges,            3/04        11016          10959       10372        11297          10555
expenses and fees, which are determined by         4/04        10866          10799       10209        11021          10360
the variable product issuers, will vary            5/04        10966          10899       10349        11133          10436
and will lower the total return.*                  6/04        11237          11170       10550        11396          10665
                                                   7/04        10626          10559       10201        11235          10409
ABOUT INDEXES USED IN THIS REPORT                  8/04        10556          10489       10242        11395          10484
                                                   9/04        10686          10609       10353        11572          10608
The unmanaged Standard & Poor's Composite         10/04        10876          10799       10511        11764          10721
Index of 500 Stocks (the S&P 500                  11/04        11447          11370       10936        12359          11187
--Registered Trademark-- Index) is an             12/04       $11858         $11769      $11308       $12773         $11542
index of common stocks frequently used as
a general measure of U.S. stock market                                                                  Source: Lipper, Inc.
performance.
                                             ====================================================================================
   The unmanaged Lipper Large-Cap Value
Fund Index represents an average of the         The unmanaged Russell 1000--Registered    OTHER INFORMATION
performance of the 30 largest                Trademark-- Value Index is a subset of the
large capitalization value funds tracked by  unmanaged Russell 1000--Registered           The returns shown in the Management's
Lipper, Inc., an independent mutual fund     Trademark-- Index, which represents the      Discussion of Fund Performance are based
performance monitor.                         performance of the stocks of                 on net asset values calculated for
                                             large-capitalization companies; the Value    shareholder transactions. Generally
                                             subset measures the performance of Russell   accepted accounting principles require
                                             1000 companies with lower price/book         adjustments to be made to the net assets
                                             ratios and lower forecasted growth values.   of the fund at period end for financial
                                                                                          reporting purposes, and as such, the net
                                                The fund is not managed to track the      asset values for shareholder transactions
                                             performance of any particular index,         and the returns based on those net asset
                                             including the indexes defined here, and      values may differ from the net asset
                                             consequently, the performance of the fund    values and returns reported in the
                                             may deviate significantly from the           Financial Highlights.
                                             performance of the indexes.
                                                                                             Industry classifications used in this
                                                A direct investment cannot be made in     report are generally according to the
                                             an index. Unless otherwise indicated,        Global Industry Classification Standard,
                                             index results include reinvested             which was developed by and is the
                                             dividends, and they do not reflect sales     exclusive property and a service mark of
                                             charges. Performance of an index of funds    Morgan Stanley Capital International Inc.
                                             reflects fund expenses; performance of a     and Standard & Poor's.
                                             market index does not.

*Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.


                                   5                                   VIBVAAR-1

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.65%

ADVERTISING-5.04%

Interpublic Group of Cos., Inc. (The)(a)        1,414,300   $ 18,951,620
------------------------------------------------------------------------
Omnicom Group Inc.                                283,400     23,896,288
========================================================================
                                                              42,847,908
========================================================================

AEROSPACE & DEFENSE-1.23%

Honeywell International Inc.                      295,200     10,453,032
========================================================================

APPAREL RETAIL-1.95%

Gap, Inc. (The)                                   786,150     16,603,488
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.48%

Bank of New York Co., Inc. (The)                  630,150     21,059,613
========================================================================

BUILDING PRODUCTS-4.58%

American Standard Cos. Inc.(a)                    474,150     19,591,878
------------------------------------------------------------------------
Masco Corp.                                       530,700     19,386,471
========================================================================
                                                              38,978,349
========================================================================

COMMUNICATIONS EQUIPMENT-0.98%

Motorola, Inc.                                    486,250      8,363,500
========================================================================

CONSUMER ELECTRONICS-1.25%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)              401,850     10,649,025
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.56%

Ceridian Corp.(a)                                 705,250     12,891,970
------------------------------------------------------------------------
First Data Corp.                                  608,850     25,900,479
========================================================================
                                                              38,792,449
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.16%

Cendant Corp.                                     912,450     21,333,081
------------------------------------------------------------------------
H&R Block, Inc.                                   286,650     14,045,850
========================================================================
                                                              35,378,931
========================================================================

ENVIRONMENTAL SERVICES-2.86%

Waste Management, Inc.                            811,050     24,282,837
========================================================================

FOOD RETAIL-2.83%

Kroger Co. (The)(a)                               902,200     15,824,588
------------------------------------------------------------------------
Safeway Inc.(a)                                   418,750      8,266,125
========================================================================
                                                              24,090,713
========================================================================

GENERAL MERCHANDISE STORES-2.25%

Target Corp.                                      367,600     19,089,468
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS-6.14%

Cardinal Health, Inc.                             593,300   $ 34,500,395
------------------------------------------------------------------------
McKesson Corp.                                    564,150     17,748,159
========================================================================
                                                              52,248,554
========================================================================

HEALTH CARE EQUIPMENT-2.23%

Waters Corp.(a)                                   405,700     18,982,703
========================================================================

HEALTH CARE FACILITIES-1.66%

HCA, Inc.                                         353,000     14,105,880
========================================================================

HEALTH CARE SERVICES-0.82%

IMS Health Inc.                                   301,450      6,996,654
========================================================================

HOTELS, RESORTS & CRUISE LINES-1.24%

Starwood Hotels & Resorts Worldwide, Inc.         180,750     10,555,800
========================================================================

INDUSTRIAL CONGLOMERATES-4.27%

Tyco International Ltd. (Bermuda)               1,015,950     36,310,053
========================================================================

INDUSTRIAL MACHINERY-1.25%

Parker Hannifin Corp.                             139,950     10,599,813
========================================================================

INVESTMENT BANKING & BROKERAGE-4.49%

Merrill Lynch & Co., Inc.                         308,650     18,448,010
------------------------------------------------------------------------
Morgan Stanley                                    355,150     19,717,928
========================================================================
                                                              38,165,938
========================================================================

LEISURE PRODUCTS-0.57%

Mattel, Inc.                                      247,000      4,814,030
========================================================================

MANAGED HEALTH CARE-2.94%

UnitedHealth Group Inc.                           284,000     25,000,520
========================================================================

MOVIES & ENTERTAINMENT-2.44%

Walt Disney Co. (The)                             747,550     20,781,890
========================================================================

MULTI-LINE INSURANCE-1.79%

Genworth Financial Inc.-Class A                   565,100     15,257,700
========================================================================

OIL & GAS DRILLING-3.60%

ENSCO International Inc.                          305,300      9,690,222
------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)               492,750     20,887,672
========================================================================
                                                              30,577,894
========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.64%

Halliburton Co.                                   505,300     19,827,972
------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)       217,550     11,160,315
========================================================================
                                                              30,988,287
========================================================================

                           AIM V.I. BASIC VALUE FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-6.02%

Citigroup Inc.                                    478,550   $ 23,056,539
------------------------------------------------------------------------
JPMorgan Chase & Co.                              721,790     28,157,028
========================================================================
                                                              51,213,567
========================================================================

PHARMACEUTICALS-7.66%

Pfizer Inc.                                       708,900     19,062,321
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (France)(b)                368,628     29,412,707
------------------------------------------------------------------------
Wyeth                                             392,100     16,699,539
========================================================================
                                                              65,174,567
========================================================================

PROPERTY & CASUALTY INSURANCE-2.16%

ACE Ltd. (Cayman Islands)                         428,850     18,333,337
========================================================================

SEMICONDUCTOR EQUIPMENT-1.08%

Novellus Systems, Inc.(a)                         329,200      9,181,388
========================================================================

SYSTEMS SOFTWARE-3.82%

Computer Associates International, Inc.         1,044,900     32,454,594
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-5.66%

Fannie Mae                                        384,550   $ 27,383,806
------------------------------------------------------------------------
MGIC Investment Corp.                             151,450     10,436,420
------------------------------------------------------------------------
Radian Group Inc.                                 193,250     10,288,630
========================================================================
                                                              48,108,856
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $664,886,295)                          830,441,338
========================================================================

MONEY MARKET FUNDS-2.69%

Liquid Assets Portfolio-Institutional
  Class(c)                                     11,460,610     11,460,610
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    11,460,610     11,460,610
========================================================================
    Total Money Market Funds (Cost
      $22,921,220)                                            22,921,220
========================================================================
TOTAL INVESTMENTS-100.34% (Cost $687,807,515)                853,362,558
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.34%)                         (2,920,467)
========================================================================
NET ASSETS-100.00%                                          $850,442,091
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 3.45% of the Fund's Total Investments. See Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. BASIC VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $664,886,295)                                  $830,441,338
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $22,921,220)                               22,921,220
=============================================================
    Total investments (cost $687,807,515)         853,362,558
=============================================================
Receivables for:
  Investments sold                                 10,255,259
-------------------------------------------------------------
  Fund shares sold                                    307,476
-------------------------------------------------------------
  Dividends                                           853,775
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 24,879
=============================================================
    Total assets                                  864,803,947
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            12,397,315
-------------------------------------------------------------
  Fund shares reacquired                              732,163
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              38,286
-------------------------------------------------------------
Accrued administrative services fees                  952,242
-------------------------------------------------------------
Accrued distribution fees -- Series II                206,547
-------------------------------------------------------------
Accrued transfer agent fees                             4,094
-------------------------------------------------------------
Accrued operating expenses                             31,209
=============================================================
  Total liabilities                                14,361,856
=============================================================
Net assets applicable to shares outstanding      $850,442,091
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $676,189,019
-------------------------------------------------------------
Undistributed net investment income                   399,038
-------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                 8,300,398
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               165,553,636
=============================================================
                                                 $850,442,091
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $496,836,768
_____________________________________________________________
=============================================================
Series II                                        $353,605,323
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           41,971,642
_____________________________________________________________
=============================================================
Series II                                          30,075,523
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      11.84
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      11.76
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $107,842)                                      $ 8,030,096
------------------------------------------------------------
Dividends from affiliated money market funds         366,600
============================================================
  Total investment income                          8,396,696
============================================================

EXPENSES:

Advisory fees                                      5,071,350
------------------------------------------------------------
Administrative services fees                       1,908,101
------------------------------------------------------------
Custodian fees                                        64,584
------------------------------------------------------------
Distribution fees -- Series II                       742,734
------------------------------------------------------------
Transfer agent fees                                   27,305
------------------------------------------------------------
Trustees' fees and retirement benefits                28,847
------------------------------------------------------------
Other                                                 96,625
============================================================
    Total expenses                                 7,939,546
============================================================
Less: Fees waived, expenses reimbursed and
    expense offset arrangement                        (6,323)
============================================================
    Net expenses                                   7,933,223
============================================================
Net investment income                                463,473
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           16,640,634
------------------------------------------------------------
  Foreign currencies                                 (53,407)
============================================================
                                                  16,587,227
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           61,497,364
------------------------------------------------------------
  Foreign currencies                                    (832)
============================================================
                                                  61,496,532
============================================================
Net gain from investment securities and foreign
  currencies                                      78,083,759
============================================================
Net increase in net assets resulting from
  operations                                     $78,547,232
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. BASIC VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    463,473    $   (364,956)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          16,587,227      (2,580,413)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           61,496,532     116,480,260
==========================================================================================
    Net increase in net assets resulting from operations        78,547,232     113,534,891
==========================================================================================
Less distributions to shareholders from net investment
  income -- Series I                                                    --         (89,726)
==========================================================================================
Share transactions-net:
  Series I                                                     141,562,360     152,189,833
------------------------------------------------------------------------------------------
  Series II                                                     67,072,182      95,111,846
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              208,634,542     247,301,679
==========================================================================================
    Net increase in net assets                                 287,181,774     360,746,844
==========================================================================================

NET ASSETS:

  Beginning of year                                            563,260,317     202,513,473
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $399,038 and $(11,028), respectively)           $850,442,091    $563,260,317
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. BASIC VALUE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Basic Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                           AIM V.I. BASIC VALUE FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor. The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% of the first $500 million of the Fund's average daily net assets, plus 0.70% of the next $500 million of the Fund's average daily net assets, plus 0.675% of the next $500 million of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
                           AIM V.I. BASIC VALUE FUND

Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $5,972.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $296 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreements for the year ended December 31, 2004, AIM was paid $1,908,101, of which AIM retained $172,523 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $27,305.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $742,734.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $13,519,448      $101,393,486      $(103,452,324)        $   --         $11,460,610     $185,046       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            13,519,448       101,393,486       (103,452,324)            --          11,460,610      181,554           --
==================================================================================================================================
  Total           $27,038,896      $202,786,972      $(206,904,648)        $   --         $22,921,220     $366,600       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $3,021,993 and $8,064,207, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $55 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $55.

                           AIM V.I. BASIC VALUE FUND

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $4,136 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                               2004      2003
-------------------------------------------------------------------------------
Distributions paid from ordinary income                       $  --     $89,726
_______________________________________________________________________________
===============================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  4,237,807
----------------------------------------------------------------------------
Undistributed long-term gain                                       5,758,155
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           164,283,131
----------------------------------------------------------------------------
Temporary book/tax differences                                       (26,021)
----------------------------------------------------------------------------
Shares of beneficial interest                                    676,189,019
============================================================================
Total net assets                                                $850,442,091
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(1,407).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund utilized $6,780,249 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund had no capital loss carryforward as of December 31, 2004.

                           AIM V.I. BASIC VALUE FUND

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $278,649,020 and $95,714,071, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $173,524,547
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (9,240,009)
==============================================================================
Net unrealized appreciation of investment securities             $164,284,538
______________________________________________________________________________
==============================================================================

Cost of investments for tax purposes is $689,078,020.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions on December 31, 2004, undistributed net investment income was decreased by $53,407 and undistributed net realized gain (loss) was increased by $53,407. Further, as a result of tax deferrals acquired in the reorganization of LSA Basic Value Fund into the Fund, undistributed net realized gain (loss) was decreased by $198,785 and shares of beneficial interest increased by $198,785. These reclassifications had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                          2004                            2003
                                                              -----------------------------    --------------------------
                                                                SHARES            AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    13,734,851       $149,824,539    19,313,572    $174,114,472
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                   11,573,153        125,795,937    12,433,808     110,104,487
=========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --                 --         8,805          89,726
=========================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                     2,495,812         27,079,556            --              --
=========================================================================================================================
Reacquired:
  Series I                                                    (3,284,585)       (35,341,735)   (2,570,676)    (22,014,365)
=========================================================================================================================
  Series II                                                   (5,416,314)       (58,723,755)   (1,653,745)    (14,992,641)
=========================================================================================================================
                                                              19,102,917       $208,634,542    27,531,764    $247,301,679
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 62% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
(b) As of the opening of business on May 3, 2004, the Fund acquired all of the net assets of LSA Basic Value Fund, pursuant to a plan of reorganization approved by the Trustees of the Fund on December 10, 2003 and by LSA Basic Value Fund shareholders on March 26, 2004. The acquisition was accomplished by a tax-free exchange of 2,495,812 shares of the Fund for 2,644,386 shares of LSA Basic Value Fund outstanding as of the close of business on April 30, 2004. LSA Basic Value Fund's net assets at that date of $27,079,556, including $3,492,199 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $657,224,099.

                           AIM V.I. BASIC VALUE FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                                                    SEPTEMBER 10, 2001
                                                                                                     (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              -----------------------------------      DECEMBER 31,
                                                                2004           2003        2002            2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.66       $   7.98    $  10.25        $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.02           0.00        0.02(a)         0.01
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.16           2.68       (2.29)          0.25
======================================================================================================================
    Total from investment operations                              1.18           2.68       (2.27)          0.26
======================================================================================================================
Less dividends from net investment income                           --          (0.00)      (0.00)         (0.01)
======================================================================================================================
Net asset value, end of period                                $  11.84       $  10.66    $   7.98        $ 10.25
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  11.07%         33.63%     (22.15)%         2.63%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $496,837       $309,384    $ 97,916        $19,638
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.02%(c)       1.04%       1.16%          1.27%(d)(e)
======================================================================================================================
Ratio of net investment income to average net assets              0.17%(c)       0.01%       0.18%          0.28%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                          14%            18%         22%             4%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $409,527,963.
(d) After fee waivers and/or expense reimbursements. The ratio of expenses to average net assets before fee waivers and/or expense reimbursements was 2.61% for the period September 10, 2001 (date operations commenced) to December 31, 2001.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                     SERIES II
                                                              --------------------------------------------------------
                                                                                                    SEPTEMBER 10, 2001
                                                                                                     (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              -----------------------------------      DECEMBER 31,
                                                                2004           2003        2002            2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.61       $   7.96    $  10.25        $  10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)         (0.02)      (0.01)(a)          0.00
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.16           2.67       (2.28)           0.26
======================================================================================================================
    Total from investment operations                              1.15           2.65       (2.29)           0.26
======================================================================================================================
Less distributions:
  Dividends from net investment income                              --          (0.00)      (0.00)          (0.01)
======================================================================================================================
Net asset value, end of period                                $  11.76       $  10.61    $   7.96        $  10.25
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  10.84%         33.29%     (22.34)%          2.58%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $353,605       $253,877    $104,597        $    513
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.27%(c)       1.29%       1.41%           1.44%(d)(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.08)%(c)     (0.24)%     (0.07)%          0.12%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                          14%            18%         22%              4%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $297,093,467.
(d) After fee waivers and/or expense reimbursements. The ratio of expenses to average net assets before fee waivers and/or expense reimbursements was 2.88% for the period September 10, 2001 (date operations commenced) to December 31, 2001.
(e)  Annualized.
(f)  Not annualized for periods less than one year.
                           AIM V.I. BASIC VALUE FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                           AIM V.I. BASIC VALUE FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                           AIM V.I. BASIC VALUE FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                           AIM V.I. BASIC VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Basic Value Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Basic Value Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

                                               /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                           AIM V.I. BASIC VALUE FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Basic Value Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                        WITHHOLDING
        TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
-----------------------------------------------------------------------------------
(1)*    Bob R. Baker.................................  485,251,764      20,583,220
        Frank S. Bayley..............................  485,193,740      20,641,244
        James T. Bunch...............................  485,846,832      19,988,152
        Bruce L. Crockett............................  485,356,560      20,478,424
        Albert R. Dowden.............................  485,381,238      20,453,746
        Edward K. Dunn, Jr. .........................  484,642,618      21,192,366
        Jack M. Fields...............................  485,417,523      20,417,461
        Carl Frischling..............................  484,781,819      21,053,165
        Robert H. Graham.............................  485,247,575      20,587,409
        Gerald J. Lewis..............................  484,388,317      21,446,667
        Prema Mathai-Davis...........................  484,212,736      21,622,248
        Lewis F. Pennock.............................  485,257,174      20,577,810
        Ruth H. Quigley..............................  483,391,857      22,443,127
        Louis S. Sklar...............................  484,592,297      21,242,687
        Larry Soll, Ph.D. ...........................  484,654,198      21,180,786
        Mark H. Williamson...........................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                           AIM V.I. BASIC VALUE FUND

TRUSTEES AND OFFICERS

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                           AIM V.I. BASIC VALUE FUND

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------


   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director, Chief Fixed Income      N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President and
                                                      Senior Portfolio Manager, INVESCO
                                                      Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President,
                                                      Director of Sector Management and Senior
                                                      Portfolio Manager, INVESCO Institutional
                                                      (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. (See footnote (4)
                                                      below.)
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.

(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA
                                                       Houston, TX 77046-1173   19103-3659
COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Foley & Lardner LLP                                    AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

                           AIM V.I. BASIC VALUE FUND

                                                         AIM V.I. BLUE CHIP FUND
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS

                                                AIM V.I. BLUE CHIP FUND seeks to
                                             provide long-term growth of capital
                                   with a secondary objective of current income.

Unless otherwise stated,information presented in this report is as of 12/31/04 and is based on total net assets.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

======================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A
CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE
PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.
======================================================

======================================================        YOUR GOALS. OUR SOLUTIONS.         [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE          --Registered Trademark--                 --Registered Trademark--
======================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                         AIM V.I. BLUE CHIP FUND

For the fiscal year ended December 31,       the performance of more speculative           products and services, financial
2004, AIM V.I. Blue Chip Fund, while         stocks with less solid earnings               position, market share and management
delivering positive returns,                 histories within the same sectors.            strategy.
underperformed the S&P 500 Index, which
generally represents the performance of      HOW WE INVEST                                    We use a bottom-up stock selection
the U.S. stock market. While past                                                          process to build a diversified portfolio
performance cannot guarantee comparable      When considering stocks for inclusion in      of 65 to 100 holdings across the 10
future results, for the fund and the S&P     the fund's portfolio, we begin with a         major market sectors, and we weight each
500 Index, 2004 was the first year of        universe of large-cap, primarily              of those sectors in the fund from 50% to
positive back-to-back annual returns         domestic companies generally defined by       150% to the corresponding weighting in
since 1999.                                  the Russell 1000 Index. This universe is      the Russell 1000 Index. We consider
                                             then broken down along the 10 major           selling a fund holding if the outlook
=======================================      market sectors, from which we select          that led us to purchase the stock either
FUND VS. INDEXES                             what we consider to be the most               fails to materialize or deteriorates so
                                             attractive stocks from each sector based      that revised performance expectations no
TOTAL RETURNS, 12/31/03-12/31/04,            on three key criteria: growth, value and      longer match our stock selection
EXCLUDING VARIABLE PRODUCT ISSUER            quality.                                      criteria.
CHARGES. IF VARIABLE PRODUCT ISSUER
CHARGES WERE INCLUDED, RETURNS WOULD            o Growth - We seek two types of            MARKET CONDITIONS AND YOUR FUND
BE LOWER.                                    growth stocks. Core growth stocks are
                                             stocks of well-established companies          The economy showed signs of improvement
Series I Shares                    4.67%     with strong business franchises. They         during the fiscal year, as did the U.S.
Series II Shares                   4.28      have leading competitive positions in         stock market--particularly in the fourth
S&P 500 Index (Broad Market                  growing markets with sustainable,             quarter of 2004. The Frank Russell
Index/Style-specific Index)       10.87      above-average revenue and earnings            Company, which compiles the Russell
Lipper Large-Cap Core Fund                   growth rates. Earnings momentum stocks        market indexes, reported that for all of
Index (Peer Group Index)           8.29      are stocks of companies experiencing          2004, mid-cap stocks outperformed small-
                                             significant positive change leading to        and large-cap stocks. Also, value stocks
Source: Lipper,Inc.                          accelerating revenue or earnings              generally outperformed growth stocks for
=======================================      growth--usually above market                  the year. Fund performance was hindered
                                             expectations.                                 by the fund's significant investment in
   Fund performance relative to our                                                        larger capitalization growth stocks,
indexes was influenced by our mandate to        o Value - We apply AIM's                   which generally lagged the market for
be invested in all sectors of the            growth-at-a-reasonable-price strategy to      the year.
market. Many traditional growth sectors      search for companies whose stocks are
(such as information technology, health      trading at attractive valuations                 Despite these short-term trends, we
care and consumer discretionary) were        relative to their potential growth            remained true to our investment
relatively weak in 2004, while many          rates.                                        strategy. We continued to invest in
traditional non-growth sectors (such as                                                    stocks of large, established "blue chip"
utilities, energy and materials) were           o Quality - To be considered for           growth companies, even as investors
relatively strong. Also, our emphasis on     purchase, companies must be qualified as      preferred more speculative names.
investing in "blue chip" companies           market leaders based on factors such as       Likewise, we resisted deploying
within traditional growth sectors            superior technology,                          significant fund assets in defensive
hindered performance as they generally                                                     stocks or sectors.
lagged
                                                                                              While our mandate is to maintain
                                                                                           exposure to all market sectors, our
                                                                                           exposure to industries within sectors
                                                                                           can vary. As an

===================================================================================================================================
PORTFOLIO COMPOSITION                     TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
-----------------------------------------------------------------------------------------------------------------------------------
By sector                                  1. Exxon Mobil Corp.                  3.5%    1. Pharmaceuticals                    6.7%
 1. Information Technology        21.2%    2. General Electric Co.               3.1     2. Systems Software                   6.1
 2. Financials                    18.0     3. Citigroup Inc.                     3.0     3. Industrial Conglomerates           5.3
 3. Industrials                   14.5     4. Microsoft Corp.                    3.0     4. Other Diversified Financial
 4. Health Care                   13.2     5. Johnson & Johnson                  2.7        Services                           5.0
 5. Consumer Discretionary        10.4     6. Wal-Mart Stores, Inc.              2.4     5. Investment Banking & Brokerage     3.7
 6. Consumer Staples               8.6     7. Tyco International Ltd. (Bermuda)  2.2     6. Hypermarkets & Super Centers       3.6
 7. Energy                         5.3     8. Cisco Systems, Inc.                2.2     7. Semiconductors                     3.6
 8. Materials                      2.2     9. Procter & Gamble Co. (The)         2.1     8. Computer Hardware                  3.6
 9. Telecommunication Services     1.7    10. Dell Inc.                          2.1     9. Integrated Oil & Gas               3.5
10. Utilities                      1.6                                                  10. Communications Equipment           3.4

    Money Market Funds Plus Other
    Assets Less Liabilities       3.3

*Excluding U.S. Treasury securities and money market fund holdings.

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================

                                                                                                    AIM V.I. BLUE CHIP FUND

example, within the health care sector,      rising energy demand may continue to          IN CLOSING
we had little exposure to large              benefit the company.
pharmaceutical stocks, many of which                                                       At the close of the fiscal year, the
struggled for the year. Instead, we             Some fund holdings did not perform         fund held 89 stocks, its net assets
concentrated on medical technology and       well for the fund.                            totaled $133.2 million and we believed
specialty pharmaceutical companies,                                                        that the fund's investments in
which as a group performed well.                Intel surprised many when it               market-leading companies in all sectors
Similarly, within the financials sector,     announced in September that due to            of the market positioned it well for
we were relatively underweighted             weaker-than-expected chip demand, its         2005. No one can say how the stock
commercial banks and overweighted in         third-quarter sales and earnings would        market or the fund may perform in 2005,
market-sensitive financial stocks; thus      disappoint. Intel dominates the               but we have confidence in our investment
our financials holdings lagged for much      semiconductor industry, and its               process and strategy, and we feel
of the year, but our market-sensitive        announcement hurt the entire                  optimistic about its long-term
financials performed well in the fourth      semiconductor and semiconductor               prospects. As always, we thank you for
quarter when stock market indexes rose,      equipment industries. Nonetheless, given      your continuing investment in AIM V.I.
the pace of initial public offerings         the company's commanding market share         Blue Chip Fund.
picked up and merger and acquisition         and strong financial position, we were
activity increased.                          confident that Intel would remain the         THE VIEWS AND OPINIONS EXPRESSED IN
                                             leader in its industry. Moreover, we          MANAGEMENT'S DISCUSSION OF FUND
   AS the economy improved, the              believed corporations may increase their      PERFORMANCE ARE THOSE OF A I M ADVISORS,
industrials sector outperformed the          capital spending; doing so would benefit      INC. THESE VIEWS AND OPINIONS ARE
broad market, and General Electric was a     Intel as companies upgrade their              SUBJECT TO CHANGE AT ANY TIME BASED ON
strong contributor to fund performance.      computer systems. We therefore continued      FACTORS SUCH AS MARKET AND ECONOMIC
We increased our weighting of                to hold the stock at the close of the         CONDITIONS. THESE VIEWS AND OPINIONS MAY
industrials stocks from market weight to     fiscal year.                                  NOT BE RELIED UPON AS INVESTMENT ADVICE
overweight during the year. The world's                                                    OR RECOMMENDATIONS, OR AS AN OFFER FOR A
largest company (by market                      The fund's health care holdings            PARTICULAR SECURITY. THE INFORMATION IS
capitalization), GE has shown over many      collectively delivered positive returns       NOT A COMPLETE ANALYSIS OF EVERY ASPECT
years that it is capable of generating       for the fund, but Pfizer disappointed.        OF ANY MARKET, COUNTRY, INDUSTRY,
strong, sustainable earnings growth. We      In September, Merck (not a fund holding)      SECURITY OR THE FUND. STATEMENTS OF FACT
considered GE to be undervalued for much     withdrew its Vioxx--Registered                ARE FROM SOURCES CONSIDERED RELIABLE,
of 2004, given its diverse business          Trademark-- arthritis drug from markets       BUT A I M ADVISORS, INC. MAKES NO
lines, many of which may benefit from an     worldwide after a study suggested             REPRESENTATION OR WARRANTY AS TO THEIR
improving economy.                           long-term use of the drug might increase      COMPLETENESS OR ACCURACY. ALTHOUGH
                                             the risk of heart attack and stroke.          HISTORICAL PERFORMANCE IS NO GUARANTEE
   Given the spike in oil, natural gas       Pfizer came under pressure to withdraw        OF FUTURE RESULTS, THESE INSIGHTS MAY
and gasoline prices we saw in 2004, it's     its highly profitable Celebrex due to         HELP YOU UNDERSTAND OUR INVESTMENT
not surprising that Exxon Mobil was          similar safety concerns. We reduced our       MANAGEMENT PHILOSOPHY.
another top-performing stock for the         Pfizer holdings due to concerns over the
fund. The world's second-largest company     company's slowing product pipeline and                            MONIKA H. DEGAN,
(by market capitalization) reported          litigation risk, but did not eliminate                            Chartered Financial
record earnings in 2004 as a result of       the stock from the fund, given its                  [DEGAN        Analyst, senior
higher energy prices. A long-time            attractive valuation.                               PHOTO]        portfolio manager,
holding, Exxon Mobil remained in the                                                                           is the lead manager
portfolio at year-end because we                                                                               of AIM V.I. Blue
expected strengthening U.S. and world                                                      Chip Fund. Ms. Degan, who has been in
economies and                                                                              the investment business since 1991,
                                                                                           joined AIM in 1995 as an investment
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                   officer and portfolio analyst for equity
                                                                                           securities and was promoted to her
The fund may invest up to 25% of its assets in the securities of non-U.S.                  current position in 1997. She received a
issuers. International investing presents certain risks not associated with                B.B.A. in finance and an M.B.A. in
investing solely in the United States. These include risks relating to                     finance and international business, both
fluctuations in the value of the U.S. dollar relative to the values of other               from the University of Houston.
currencies, the custody arrangements made for the fund's foreign holdings,
differences in accounting, political risks and the lesser degree of public                                     KIRK L. ANDERSON,
information required to be provided by non-U.S. companies.                                                     portfolio manager,
                                                                                                [ANDERSON      is a manager of AIM
                                                                                                   PHOTO]      V.I. Blue Chip Fund.
                                                                                                               Mr. Anderson joined
                                                                                                               AIM in 1994 in the
                                                                                           fund services area. He moved to
                                                                                           portfolio administration in 1995, became
                                                                                           an analyst in 1997, and was named a
                                                                                           portfolio manager in 2003. Mr. Anderson
                                                                                           earned a B.A. in political science from
                                                                                           Texas A&M University and an M.S. in
                                                                                           finance from the University of Houston.

                                                                                           Assisted by the Large Cap Growth Team

                                                                                                   [RIGHT ARROW GRAPHIC]

                                                                                           FOR FURTHER INFORMATION ON YOUR FUND,
                                                                                           ITS EXPENSES AND ITS LONG-TERM
                                                                                           PERFORMANCE, PLEASE TURN THE PAGE.

CALCULATING YOUR ONGOING FUND EXPENSES                                                             AIM V.I. BLUE CHIP FUND

EXAMPLE                                      together with the amount you invested,        the fund and other funds. To do so,
                                             to estimate the expenses that you paid        compare this 5% hypothetical example
As a shareholder of the fund, you incur      over the period. Simply divide your           with the 5% hypothetical examples that
ongoing costs, including management          account value by $1,000 (for example, an      appear in the shareholder reports of the
fees; distribution and/or service fees       $8,600 account value divided by $1,000 =      other funds.
(12b-1); and other fund expenses. This       8.6), then multiply the result by the
example is intended to help you              number in the table under the heading            Please note that the expenses shown
understand your ongoing costs (in            entitled "Actual Expenses Paid During         in the table are meant to highlight your
dollars) of investing in the fund and to     Period" to estimate the expenses you          ongoing costs only. Therefore, the
compare these costs with ongoing costs       paid on your account during this period.      hypothetical information is useful in
of investing in other mutual funds. The                                                    comparing ongoing costs only, and will
example is based on an investment of         HYPOTHETICAL EXAMPLE FOR                      not help you determine the relative
$1,000 invested at the beginning of the      COMPARISON PURPOSES                           total costs of owning different funds.
period and held for the entire period,
July 1, 2004 - December 31, 2004.            The table below also provides
                                             information about hypothetical account
   The actual and hypothetical expenses      values and hypothetical expenses based
in the examples below do not represent       on the fund's actual expense ratio and
the effect of any fees or other expenses     an assumed rate of return of 5% per year
assessed in connection with a variable       before expenses, which is not the fund's
product; if they did, the expenses shown     actual return. The hypothetical account
would be higher while the ending account     values and expenses may not be used to
values shown would be lower.                 estimate your actual ending account
                                             balance or expenses you paid for the
ACTUAL EXPENSES                              period. You may use this information to
                                             compare the ongoing costs of investing
The table below provides information         in
about actual account values and actual
expenses. You may use the information in
this table,


====================================================================================================================================
                                                               ACTUAL                                HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)


                     BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES          ENDING ACCOUNT           EXPENSES
    SHARE                  VALUE                     VALUE              PAID DURING            VALUE              PAID DURING
    CLASS               (07/01/04)               (12/31/04)(1)          PERIOD(2)           (12/31/04)             PERIOD(2)
  Series I              $1,000.00                  $1,038.80               $5.64             $1,019.61               $5.58
  Series II              1,000.00                   1,036.50                6.91              1,018.35                6.85

(1)The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31, 2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 3.88% and 3.65% for Series I and Series II shares, respectively.

(2)Expenses are equal to the fund's annualized expense ratio (1.10% and 1.35%
for Series I and Series II shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
====================================================================================================================================

YOUR FUND'S LONG-TERM PERFORMANCE                                                                   AIM V.I. BLUE CHIP FUND

Past performance cannot guarantee            ======================================================================================
comparable future results.                   RESULTS OF A $10,000 INVESTMENT

In evaluating this chart, please note        12/29/99-12/31/04 Index data from 12/31/99
that the chart uses a logarithmic scale
along the vertical axis (the value                                           [MOUNTAIN CHART]
scale). This means that each scale
increment always represents the same           DATE                 AIM V.I. BLUE CHIP          S&P 500           LIPPER LARGE-CAP
percent change in price; in a linear                                  FUND-SERIES I              INDEX            CORE FUND INDEX
chart each scale increment always            12/29/99                     $10000
represents the same absolute change in          12/99                      10000                 $10000                $10000
price. In this example, the scale                1/00                       9700                   9498                  9596
increment between $4,000 and $8,000 is           2/00                       9920                   9318                  9593
the same as that between $8,000 and              3/00                      10760                  10229                 10427
$16,000. In a linear chart, the latter           4/00                      10330                   9921                 10086
scale increment would be twice as large.         5/00                      10020                   9718                  9829
The benefit of using a logarithmic scale         6/00                      10460                   9957                 10189
is that it better illustrates                    7/00                      10370                   9802                 10030
performance during the early years               8/00                      10990                  10410                 10722
before reinvested distributions and              9/00                      10300                   9861                 10151
compounding create the potential for the        10/00                      10050                   9819                 10034
original investment to grow to very             11/00                       9149                   9045                  9151
large numbers. Had the chart used a             12/00                       9181                   9090                  9263
linear scale along its vertical axis,            1/01                       9371                   9412                  9525
you would not be able to see as clearly          2/01                       8141                   8554                  8639
the movements in the value of the fund           3/01                       7361                   8013                  8109
and the indexes during the fund's early          4/01                       8101                   8635                  8725
years. We use a logarithmic scale in             5/01                       8080                   8693                  8774
financial reports of funds that have             6/01                       7790                   8481                  8541
more than five years of performance              7/01                       7540                   8398                  8417
history.                                         8/01                       6960                   7873                  7922
                                                 9/01                       6320                   7237                  7320
AVERAGE ANNUAL TOTAL RETURNS                    10/01                       6560                   7375                  7493
----------------------------                    11/01                       7090                   7941                  7984
As of 12/31/04                                  12/01                       7112                   8010                  8074
                                                 1/02                       6962                   7893                  7947
SERIES I SHARES                                  2/02                       6712                   7741                  7814
Inception (12/29/99)             -7.20%          3/02                       6992                   8032                  8080
 5 Years                         -7.21           4/02                       6471                   7546                  7657
 1 Year                           4.67           5/02                       6321                   7490                  7601
                                                 6/02                       5891                   6957                  7076
SERIES II SHARES                                 7/02                       5491                   6415                  6551
Inception                        -7.46%          8/02                       5522                   6457                  6604
 5 Years                         -7.47           9/02                       4982                   5756                  5963
 1 Year                           4.28          10/02                       5411                   6262                  6426
                                                11/02                       5572                   6630                  6713
Returns since the inception date of             12/02                       5251                   6241                  6360
Series II shares are historical. All             1/03                       5101                   6077                  6193
other returns are the blended returns of         2/03                       5081                   5986                  6111
the historical performance of the fund's         3/03                       5171                   6044                  6162
Series II shares since their inception           4/03                       5551                   6542                  6616
and the restated historical performance          5/03                       5801                   6886                  6937
of the fund's Series I shares (for               6/03                       5821                   6974                  7005
periods prior to inception of the Series         7/03                       5961                   7097                  7116
II shares) adjusted to reflect the               8/03                       6071                   7235                  7253
higher Rule 12b-1 fees applicable to the         9/03                       5961                   7159                  7160
Series II shares. The inception date of         10/03                       6271                   7563                  7510
the fund's Series I shares is 12/29/99.         11/03                       6332                   7630                  7573
The inception date of the fund's Series         12/03                       6572                   8030                  7937
II shares is 3/13/02. The Series I and           1/04                       6652                   8177                  8049
Series II shares invest in the same              2/04                       6702                   8291                  8144
portfolio of securities and will have            3/04                       6622                   8166                  8017
substantially similar performance,               4/04                       6452                   8038                  7892
except to the extent that expenses borne         5/04                       6542                   8148                  7973
by each class differ.                            6/04                       6622                   8306                  8115
                                                 7/04                       6342                   8031                  7828
                                                 8/04                       6312                   8063                  7833
                                                 9/04                       6362                   8151                  7923
                                                10/04                       6442                   8275                  8030
                                                11/04                       6672                   8610                  8335
                                                12/04                     $ 6879                 $ 8903                $ 8595

                                                                                                               Source: Lipper, Inc.
                                             ======================================================================================

                                                The performance data quoted represent         The unmanaged Russell
                                             past performance and cannot guarantee         1000--Registered Trademark-- Index
                                             comparable future results; current            represents the performance of the stocks
                                             performance may be lower or higher.           of large-capitalization companies.
                                             Please contact your variable product
                                             issuer or financial advisor for the most         The unmanaged Standard & Poor's
                                             recent month-end variable product             Composite Index of 500 Stocks (the S&P
                                             performance. Performance figures reflect      500--Registered Trademark-- Index) is an
                                             fund expenses, reinvested distributions       index of common stocks frequently used
                                             and changes in net asset value.               as a general measure of U.S. stock
                                             Investment return and principal value         market performance.
                                             will fluctuate so that you may have a
                                             gain or loss when you sell shares.               The fund is not managed to track the
                                                                                           performance of any particular index,
                                                AIM V.I. Blue Chip Fund, a series          including the indexes defined here, and
                                             portfolio of AIM Variable Insurance           consequently, the performance of the
                                             Funds, is currently offered through           fund may deviate significantly from the
                                             insurance companies issuing variable          performance of the indexes.
                                             products. You cannot purchase shares of
                                             the fund directly. Performance figures           A direct investment cannot be made
                                             given represent the fund and are not          in an index. Unless otherwise indicated,
                                             intended to reflect actual variable           index results include reinvested
                                             product values. They do not reflect           dividends, and they do not reflect sales
                                             sales charges, expenses and fees              charges. Performance of an index of
                                             assessed in connection with a variable        funds reflects fund expenses;
                                             product. Sales charges, expenses and          performance of a market index does not.
                                             fees, which are determined by the
                                             variable product issuers, will vary and       OTHER INFORMATION
                                             will lower the total return.*
                                                                                           The returns shown in the Management's
                                             ABOUT INDEXES USED IN THIS REPORT             Discussion of Fund Performance are based
                                                                                           on net asset values calculated for
                                             The unmanaged Lipper Large-Cap Core Fund      shareholder transactions. Generally
                                             Index represents an average of the            accepted accounting principles require
                                             performance of the 30 largest                 adjustments to be made to the net assets
                                             large-capitalization core equity funds        of the fund at period end for financial
                                             tracked by Lipper, Inc., an independent       reporting purposes, and as such, the net
                                             mutual fund performance monitor.              asset values for shareholder
                                                                                           transactions and the returns based on
                                                                                           those net asset values may differ from
                                                                                           the net asset values and returns
                                                                                           reported in the Financial Highlights.

                                                                                              Industry classifications used in this
                                                                                           report are generally according to the
                                                                                           Global Industry Classification Standard,
                                                                                           which was developed by and is the
                                                                                           exclusive property and a service mark of
                                                                                           Morgan Stanley Capital International
                                                                                           Inc. and Standard & Poor's.

*Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

                                       5                             VIBCH-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.72%

AEROSPACE & DEFENSE-2.10%

Honeywell International Inc.                       28,000   $    991,480
------------------------------------------------------------------------
United Technologies Corp.                          17,400      1,798,290
========================================================================
                                                               2,789,770
========================================================================

AIR FREIGHT & LOGISTICS-1.28%

United Parcel Service, Inc.-Class B                19,900      1,700,654
========================================================================

ALUMINUM-0.51%

Alcoa Inc.                                         21,500        675,530
========================================================================

APPLICATION SOFTWARE-0.54%

Amdocs Ltd. (United Kingdom)(a)                    27,400        719,250
========================================================================

BIOTECHNOLOGY-2.27%

Amgen Inc.(a)                                      28,100      1,802,615
------------------------------------------------------------------------
Genentech, Inc.(a)                                 22,400      1,219,456
========================================================================
                                                               3,022,071
========================================================================

BUILDING PRODUCTS-0.88%

Masco Corp.                                        32,200      1,176,266
========================================================================

COMMUNICATIONS EQUIPMENT-3.43%

Cisco Systems, Inc.(a)                            148,100      2,858,330
------------------------------------------------------------------------
Motorola, Inc.                                     43,300        744,760
------------------------------------------------------------------------
QUALCOMM Inc.                                      22,800        966,720
========================================================================
                                                               4,569,810
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.80%

Best Buy Co., Inc.                                 18,000      1,069,560
========================================================================

COMPUTER HARDWARE-3.61%

Dell Inc.(a)                                       65,500      2,760,170
------------------------------------------------------------------------
International Business Machines Corp.              20,800      2,050,464
========================================================================
                                                               4,810,634
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.99%

EMC Corp.(a)                                       89,000      1,323,430
========================================================================

CONSUMER FINANCE-2.90%

American Express Co.                               32,000      1,803,840
------------------------------------------------------------------------
MBNA Corp.                                         24,700        696,293
------------------------------------------------------------------------
SLM Corp.                                          25,600      1,366,784
========================================================================
                                                               3,866,917
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.98%

Automatic Data Processing, Inc.                    29,400      1,303,890
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


DEPARTMENT STORES-0.61%

J.C. Penney Co., Inc.                              19,600   $    811,440
========================================================================

DIVERSIFIED BANKS-2.98%

Bank of America Corp.                              40,000      1,879,600
------------------------------------------------------------------------
U.S. Bancorp                                       24,400        764,208
------------------------------------------------------------------------
Wells Fargo & Co.                                  21,200      1,317,580
========================================================================
                                                               3,961,388
========================================================================

DIVERSIFIED CHEMICALS-0.99%

Dow Chemical Co. (The)                             26,600      1,316,966
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.38%

Apollo Group, Inc.-Class A(a)                       8,600        694,106
------------------------------------------------------------------------
Cendant Corp.                                      49,100      1,147,958
========================================================================
                                                               1,842,064
========================================================================

ELECTRIC UTILITIES-1.04%

FPL Group, Inc.                                    13,500      1,009,125
------------------------------------------------------------------------
Southern Co. (The)                                 11,200        375,424
========================================================================
                                                               1,384,549
========================================================================

ENVIRONMENTAL SERVICES-0.78%

Waste Management, Inc.                             34,800      1,041,912
========================================================================

FOOTWEAR-1.21%

NIKE, Inc.-Class B                                 17,700      1,605,213
========================================================================

GENERAL MERCHANDISE STORES-0.80%

Target Corp.                                       20,400      1,059,372
========================================================================

HEALTH CARE EQUIPMENT-2.54%

Medtronic, Inc.                                    31,700      1,574,539
------------------------------------------------------------------------
Waters Corp.(a)                                    18,000        842,220
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           12,000        961,440
========================================================================
                                                               3,378,199
========================================================================

HOME IMPROVEMENT RETAIL-1.96%

Home Depot, Inc. (The)                             61,000      2,607,140
========================================================================

HOTELS RESORTS & CRUISE LINES-1.64%

Carnival Corp. (Panama)                            20,400      1,175,652
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          17,300      1,010,320
========================================================================
                                                               2,185,972
========================================================================

HOUSEHOLD PRODUCTS-2.89%

Colgate-Palmolive Co.                              20,600      1,053,896
------------------------------------------------------------------------
Procter & Gamble Co. (The)                         50,700      2,792,556
========================================================================
                                                               3,846,452
========================================================================

                            AIM V.I. BLUE CHIP FUND


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

HOUSEWARES & SPECIALTIES-0.56%

Fortune Brands, Inc.                                9,600   $    740,928
========================================================================

HYPERMARKETS & SUPER CENTERS-3.62%

Costco Wholesale Corp.                             33,600      1,626,576
------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              60,500      3,195,610
========================================================================
                                                               4,822,186
========================================================================

INDUSTRIAL CONGLOMERATES-5.29%

General Electric Co.                              114,000      4,161,000
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                  80,700      2,884,218
========================================================================
                                                               7,045,218
========================================================================

INDUSTRIAL GASES-0.65%

Air Products & Chemicals, Inc.                     15,000        869,550
========================================================================

INDUSTRIAL MACHINERY-2.01%

Danaher Corp.                                      27,300      1,567,293
------------------------------------------------------------------------
Eaton Corp.                                        15,400      1,114,344
========================================================================
                                                               2,681,637
========================================================================

INTEGRATED OIL & GAS-3.46%

Exxon Mobil Corp.                                  90,000      4,613,400
========================================================================

INTEGRATED TELECOMMUNICATIONS SERVICES-0.93%

SBC Communications Inc.                            48,000      1,236,960
========================================================================

INTERNET RETAIL-0.80%

eBay Inc.(a)                                        9,200      1,069,776
========================================================================

INTERNET SOFTWARE & SERVICES-0.39%

Yahoo! Inc.(a)                                     13,600        512,448
========================================================================

INVESTMENT BANKING & BROKERAGE-3.69%

Goldman Sachs Group, Inc. (The)                    18,600      1,935,144
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          27,000      1,613,790
------------------------------------------------------------------------
Morgan Stanley                                     24,600      1,365,792
========================================================================
                                                               4,914,726
========================================================================

IT CONSULTING & OTHER SERVICES-0.65%

Accenture Ltd.-Class A (Bermuda)(a)                32,100        866,700
========================================================================

MANAGED HEALTH CARE-1.74%

UnitedHealth Group Inc.                            26,300      2,315,189
========================================================================

MULTI-LINE INSURANCE-1.81%

American International Group, Inc.                 31,100      2,042,337
------------------------------------------------------------------------
Genworth Financial Inc.-Class A                    13,700        369,900
========================================================================
                                                               2,412,237
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.61%

Dominion Resources, Inc.                           12,000        812,880
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


OIL & GAS DRILLING-0.41%

ENSCO International Inc.                           17,000   $    539,580
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.43%

BJ Services Co.                                    12,200        567,788
------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    20,000      1,339,000
========================================================================
                                                               1,906,788
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.98%

Citigroup Inc.                                     83,400      4,018,212
------------------------------------------------------------------------
JPMorgan Chase & Co.                               67,000      2,613,670
========================================================================
                                                               6,631,882
========================================================================

PERSONAL PRODUCTS-1.28%

Gillette Co. (The)                                 38,000      1,701,640
========================================================================

PHARMACEUTICALS-6.65%

Allergan, Inc.                                     11,400        924,198
------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                       15,400        690,844
------------------------------------------------------------------------
Johnson & Johnson                                  55,900      3,545,178
------------------------------------------------------------------------
Lilly (Eli) & Co.                                  11,800        669,650
------------------------------------------------------------------------
Pfizer Inc.                                        76,000      2,043,640
------------------------------------------------------------------------
Wyeth                                              23,000        979,570
========================================================================
                                                               8,853,080
========================================================================

PROPERTY & CASUALTY INSURANCE-1.01%

Allstate Corp. (The)                               26,100      1,349,892
========================================================================

RAILROADS-0.80%

Canadian National Railway Co. (Canada)             17,300      1,059,625
========================================================================

RESTAURANTS-1.46%

McDonald's Corp.                                   60,700      1,946,042
========================================================================

SEMICONDUCTOR EQUIPMENT-0.97%

Applied Materials, Inc.(a)                         38,900        665,190
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                13,500        628,830
========================================================================
                                                               1,294,020
========================================================================

SEMICONDUCTORS-3.62%

Analog Devices, Inc.                               20,500        756,860
------------------------------------------------------------------------
Intel Corp.                                        78,100      1,826,759
------------------------------------------------------------------------
Linear Technology Corp.                            17,400        674,424
------------------------------------------------------------------------
Microchip Technology Inc.                          24,000        639,840
------------------------------------------------------------------------
Xilinx, Inc.                                       31,000        919,150
========================================================================
                                                               4,817,033
========================================================================

SOFT DRINKS-0.83%

PepsiCo. Inc.                                      21,200      1,106,640
========================================================================

SPECIALTY STORES-0.54%

Bed Bath & Beyond Inc.(a)                          18,000        716,940
========================================================================

                            AIM V.I. BLUE CHIP FUND


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

SYSTEMS SOFTWARE-6.06%

Microsoft Corp.                                   147,700   $  3,945,067
------------------------------------------------------------------------
Oracle Corp.(a)                                   131,200      1,800,064
------------------------------------------------------------------------
Symantec Corp.(a)                                  36,600        942,816
------------------------------------------------------------------------
VERITAS Software Corp.(a)                          48,200      1,376,110
========================================================================
                                                               8,064,057
========================================================================

THRIFTS & MORTGAGE FINANCE-0.62%

Fannie Mae                                         11,600        826,036
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.74%

Vodafone Group PLC-ADR (United Kingdom)            35,800        980,204
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $109,796,951)                          128,775,743
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

U.S. TREASURY BILLS-0.37%

2.15%, 03/17/05 (Cost $497,756)(b)(c)          $  500,000(d) $    497,890
========================================================================

                                                 SHARES

MONEY MARKET FUNDS-4.28%

Liquid Assets Portfolio-Institutional
  Class(e)                                      2,849,475      2,849,475
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)     2,849,475      2,849,475
========================================================================
    Total Money Market Funds (Cost
      $5,698,950)                                              5,698,950
========================================================================
TOTAL INVESTMENTS-101.37% (Cost $115,993,657)                134,972,583
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.37%)                         (1,822,488)
========================================================================
NET ASSETS-100.00%                                          $133,150,095
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The market value of this security at December 31, 2004 represented 0.37% of the Fund's Total Investments. See Note 1A.
(c) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 8.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $110,294,707)                                  $129,273,633
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $5,698,950)                                 5,698,950
=============================================================
    Total investments (cost $115,993,657)         134,972,583
=============================================================
Receivables for:
  Investments sold                                    688,075
-------------------------------------------------------------
  Variation margin                                      2,609
-------------------------------------------------------------
  Fund shares sold                                     54,521
-------------------------------------------------------------
  Dividends                                           136,109
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 25,306
=============================================================
    Total assets                                  135,879,203
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             2,516,862
-------------------------------------------------------------
  Fund shares reacquired                               13,914
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              28,099
-------------------------------------------------------------
Accrued administrative services fees                  153,722
-------------------------------------------------------------
Accrued distribution fees -- Series II                    890
-------------------------------------------------------------
Accrued transfer agent fees                               341
-------------------------------------------------------------
Accrued operating expenses                             15,280
=============================================================
    Total liabilities                               2,729,108
=============================================================
Net assets applicable to shares outstanding      $133,150,095
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $139,728,789
-------------------------------------------------------------
Undistributed net investment income                   703,281
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and futures contracts     (26,294,051)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                 19,012,076
=============================================================
                                                 $133,150,095
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $131,686,967
_____________________________________________________________
=============================================================
Series II                                        $  1,463,128
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           19,176,067
_____________________________________________________________
=============================================================
Series II                                             214,473
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       6.87
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       6.82
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,525)                                         $2,109,668
------------------------------------------------------------
Dividends from affiliated money market funds          43,413
------------------------------------------------------------
Interest                                               6,469
============================================================
    Total investment income                        2,159,550
============================================================

EXPENSES:

Advisory fees                                        970,308
------------------------------------------------------------
Administrative services fees                         359,043
------------------------------------------------------------
Custodian fees                                        25,659
------------------------------------------------------------
Distribution fees -- Series II                         3,469
------------------------------------------------------------
Transfer agent fees                                    7,392
------------------------------------------------------------
Trustees' fees and retirement benefits                14,461
------------------------------------------------------------
Other                                                 55,469
============================================================
    Total expenses                                 1,435,801
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                        (906)
============================================================
    Net expenses                                   1,434,895
============================================================
Net investment income                                724,655
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                              715,322
------------------------------------------------------------
  Futures contracts                                  102,131
============================================================
                                                     817,453
============================================================
Change in net unrealized appreciation of:
  Investment securities                            3,996,465
------------------------------------------------------------
  Futures contracts                                   19,092
============================================================
                                                   4,015,557
============================================================
Net gain from investment securities and futures
  contracts                                        4,833,010
============================================================
Net increase in net assets resulting from
  operations                                      $5,557,665
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. BLUE CHIP FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    724,655    $    129,864
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                              817,453      (3,545,045)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and futures contracts                             4,015,557      24,418,057
==========================================================================================
    Net increase in net assets resulting from operations         5,557,665      21,002,876
==========================================================================================
Distributions to shareholders from net investment
  income -- Series I                                              (134,718)             --
==========================================================================================
Share transactions-net:
  Series I                                                       3,778,955      36,219,348
------------------------------------------------------------------------------------------
  Series II                                                        104,980         858,157
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                                3,883,935      37,077,505
==========================================================================================
    Net increase in net assets                                   9,306,882      58,080,381
==========================================================================================

NET ASSETS:

  Beginning of year                                            123,843,213      65,762,832
==========================================================================================
  End of year (including undistributed net investment income
    of $703,281 and $113,344, respectively).                  $133,150,095    $123,843,213
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Blue Chip Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital, with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

                            AIM V.I. BLUE CHIP FUND

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

                            AIM V.I. BLUE CHIP FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $792.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $112 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $359,043, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $7,392.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $3,469.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $2,005,186       $18,143,697       $(17,299,408)         $   --         $2,849,475       $21,821       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            2,005,186        18,143,697        (17,299,408)             --          2,849,475        21,592           --
==================================================================================================================================
  Total           $4,010,372       $36,287,394       $(34,598,816)         $   --         $5,698,950       $43,413       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

                            AIM V.I. BLUE CHIP FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $524,981 and $9,296, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $2 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,920 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--FUTURES CONTRACTS

On December 31, 2004, $254,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
--------------------------------------------------------------------------------------------------------------------
                                                               NO. OF        MONTH/         MARKET       UNREALIZED
CONTRACT                                                      CONTRACTS    COMMITMENT       VALUE       APPRECIATION
--------------------------------------------------------------------------------------------------------------------
S&P 500 Futures                                                   5        Mar-05/Long    $1,517,125      $33,150
____________________________________________________________________________________________________________________
====================================================================================================================

                            AIM V.I. BLUE CHIP FUND

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                2004       2003
--------------------------------------------------------------------------------
Distributions paid from ordinary income                       $134,718    $   --
________________________________________________________________________________
================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    728,567
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            13,450,141
----------------------------------------------------------------------------
Temporary book/tax differences                                       (25,286)
----------------------------------------------------------------------------
Capital loss carryforward                                        (20,732,116)
----------------------------------------------------------------------------
Shares of beneficial interest                                    139,728,789
============================================================================
Total net assets                                                $133,150,095
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $412,473 capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2008                                                $    14,647
-----------------------------------------------------------------------------
December 31, 2009                                                  5,392,628
-----------------------------------------------------------------------------
December 31, 2010                                                 11,780,141
-----------------------------------------------------------------------------
December 31, 2011                                                  3,544,700
=============================================================================
Total capital loss carryforward                                  $20,732,116
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $52,613,155 and $47,924,137, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $17,238,353
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (3,788,212)
===============================================================================
Net unrealized appreciation of investment securities               $13,450,141
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $121,522,442.

                            AIM V.I. BLUE CHIP FUND

NOTE 11--SHARE INFORMATION


                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     5,292,562    $ 34,996,471     9,203,880    $ 53,263,047
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       45,425         299,097       320,667       1,892,028
======================================================================================================================
Issued as reinvestment of dividends -- Series I                   19,754         134,718            --              --
======================================================================================================================
Reacquired:
  Series I                                                    (4,776,958)    (31,352,234)   (3,034,247)    (17,043,699)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (29,772)       (194,117)     (173,989)     (1,033,871)
======================================================================================================================
                                                                 551,011    $  3,883,935     6,316,311    $ 37,077,505
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 93% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         SERIES I
                                                              --------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                2004             2003         2002         2001       2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   6.57         $   5.25      $  7.11      $  9.18    $ 10.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.04(a)          0.01(b)    (0.00)(b)     (0.01)      0.02(b)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.27             1.31        (1.86)       (2.06)     (0.84)
============================================================================================================================
    Total from investment operations                              0.31             1.32        (1.86)       (2.07)     (0.82)
============================================================================================================================
Less dividends from net investment income                        (0.01)              --           --           --         --
============================================================================================================================
Net asset value, end of period                                $   6.87         $   6.57      $  5.25      $  7.11    $  9.18
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   4.67%           25.14%      (26.16)%     (22.54)%    (8.18)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $131,687         $122,543      $65,490      $60,129    $29,787
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           1.11%(d)         1.13%        1.18%        1.26%      1.31%(e)
============================================================================================================================
Ratio of net investment income (loss) to average net assets       0.56%(a)(d)      0.14%       (0.03)%      (0.17)%     0.07%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                             38%              24%          38%          19%        15%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.02 and 0.22%, respectively.
(b)Calculated using average shares outstanding.
(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)Ratios are based on average daily net assets of $127,986,711.
(e)After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.13% for the year ended December 31, 2000.

                            AIM V.I. BLUE CHIP FUND

                                                                              SERIES II
                                                              ------------------------------------------
                                                                   YEAR ENDED           MARCH 13, 2002
                                                                  DECEMBER 31,            (DATE SALES
                                                              ---------------------      COMMENCED) TO
                                                               2004           2003     DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 6.54         $ 5.24         $  7.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.02(a)       (0.01)(b)        (0.01)(b)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.26           1.31           (1.75)
========================================================================================================
    Total from investment operations                            0.28           1.30           (1.76)
========================================================================================================
Net asset value, end of period                                $ 6.82         $ 6.54         $  5.24
________________________________________________________________________________________________________
========================================================================================================
Total return(c)                                                 4.28%         24.81%         (25.14)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,463         $1,301         $   273
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets                         1.36%(d)       1.38%           1.43%(e)
========================================================================================================
Ratio of net investment income (loss) to average net assets     0.31%(a)(d)   (0.11)%         (0.28)%(e)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                        38%            24%             38%
________________________________________________________________________________________________________
========================================================================================================

(a)Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.00 and (0.03)%, respectively.
(b)Calculated using average shares outstanding.
(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)Ratios are based on average daily net assets of $1,387,655.
(e)Annualized.
(f)Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include

                            AIM V.I. BLUE CHIP FUND
monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of

                            AIM V.I. BLUE CHIP FUND
various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                            AIM V.I. BLUE CHIP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Blue Chip Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Blue Chip Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                            AIM V.I. BLUE CHIP FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Blue Chip Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                        WITHHOLDING
        TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
-----------------------------------------------------------------------------------
(1)*    Bob R. Baker.................................  485,251,764      20,583,220
        Frank S. Bayley..............................  485,193,740      20,641,244
        James T. Bunch...............................  485,846,832      19,988,152
        Bruce L. Crockett............................  485,356,560      20,478,424
        Albert R. Dowden.............................  485,381,238      20,453,746
        Edward K. Dunn, Jr. .........................  484,642,618      21,192,366
        Jack M. Fields...............................  485,417,523      20,417,461
        Carl Frischling..............................  484,781,819      21,053,165
        Robert H. Graham.............................  485,247,575      20,587,409
        Gerald J. Lewis..............................  484,388,317      21,446,667
        Prema Mathai-Davis...........................  484,212,736      21,622,248
        Lewis F. Pennock.............................  485,257,174      20,577,810
        Ruth H. Quigley..............................  483,391,857      22,443,127
        Louis S. Sklar...............................  484,592,297      21,242,687
        Larry Soll, Ph.D. ...........................  484,654,198      21,180,786
        Mark H. Williamson...........................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                            AIM V.I. BLUE CHIP FUND

TRUSTEES AND OFFICERS

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                            AIM V.I. BLUE CHIP FUND

As of December 31, 2004



The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director, Chief Fixed Income      N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President and
                                                      Senior Portfolio Manager, INVESCO
                                                      Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President,
                                                      Director of Sector Management and Senior
                                                      Portfolio Manager, INVESCO Institutional
                                                      (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. (See footnote (4)
                                                      below.)
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.

(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.


OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA
                                                       Houston, TX 77046-1173   19103-3659

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Foley & Lardner LLP                                    AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 100% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION
Of ordinary dividends paid, 0.29% was derived from U.S. Treasury Obligations.
                            AIM V.I. BLUE CHIP FUND

                                              AIM V.I. CAPITAL APPRECIATION FUND
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS

                                        AIM V.I. CAPITAL APPRECIATION FUND seeks
                                                   to provide growth of capital.


Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.


The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY
A CURRENTLY EFFECTIVE FUND PROSPECTUS AND
VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE
COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
BEFORE INVESTING.
===================================================

===================================================     [YOUR GOALS. OUR SOLUTIONS.]             [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE      --Registered Trademark--                     --Registered Trademark--
===================================================

AIM V.I. CAPITAL APPRECIATION FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Stocks, as measured by most domestic         which generally outperformed large-cap        MARKET CONDITIONS AND YOUR FUND
market indexes, rallied in the fourth        stocks, than some of its peers.
quarter of 2004, enabling the fund to                                                      In 2004, the economy exhibited signs of
record positive returns for the year.        HOW WE INVEST                                 strength. Gross domestic product (GDP),
                                                                                           the broadest measure of overall economic
=======================================      We use a bottom-up approach to                activity, expanded at an annualized rate
FUND VS. INDEXES                             investing, selecting stocks based on our      of 4.0% in the third quarter of 2004 and
                                             qualitative and fundamental analysis of       3.1% in the fourth quarter. As we were
Total returns, 12/31/03-12/31/04,            individual companies. We believe that         generally optimistic about the economy,
excluding variable product issuer            earnings are the primary factor driving       we continued to favor
charges. If variable product issuer          stock prices over the long term. We seek      accelerating-growth stocks over
charges were included, returns would         to own the stocks of companies with           core-growth holdings in the portfolio.
be lower.                                    long-term records of earnings growth as       At the close of the reporting period,
                                             well as those that have experienced           accelerating-growth stocks composed
Series I Shares                   6.62%      positive earnings revisions. We consider      about 65% of the portfolio while
                                             selling a stock if a company experiences      core-growth holdings made up about 35%.
Series II Shares                  6.33       decelerating or disappointing earnings,
                                             the stock's price reaches our valuation          This strategy detracted from fund
S&P 500 Index                                target or we find a more attractive           performance for much of the year, but
(Broad Market Index)             10.87       investment option.                            benefited it in the fourth quarter of
                                                                                           2004. We observed that for the first
Russell 1000 Growth Index                       The fund generally consists of             three quarters of the year, investors
(Style-specific Index)            6.30       defensive core-growth holdings and more       favored more defensive stocks in energy,
                                             aggressive accelerating-growth stocks.        utilities and telecommunication
Lipper Multi-Cap Growth Fund                 Core-growth holdings--the stocks of           services, the three best-performing
Index (Peer Group Index)         11.26       companies with consistent long-term           sectors for the entire reporting period.
                                             earnings growth records--may provide          While the fund had exposure to the
Source: Lipper, Inc.                         some protection in a declining market,        energy sector, it had little or no
=======================================      but they may not appreciate as much when      weighting in telecommunication services
                                             stocks are rising. Accelerating-growth        or utilities, which are generally not
   At the close of the reporting             stocks tend to perform better than            considered growth sectors. At the close
period, nearly two-thirds of the fund's      core-growth holdings in an improving          of the year, the fund's three largest
assets were invested in large-cap growth     economic environment. However, they tend      sector weightings were information
stocks. The fund underperformed the S&P      to be more volatile during market             technology, health care and industrials.
500 Index for the year because that          downturns.                                    The performance of these sectors
benchmark includes value stocks, which                                                     improved in the fourth quarter,
generally outperformed growth stocks            We endeavor to adjust the balance          benefiting fund performance.
over the period. Favorable stock             between core-growth holdings and
selection in the industrials and health      accelerating-growth stocks in the                Over the year, we increased the
care sectors and an overweight position      portfolio based on an ongoing analysis        fund's exposure to the energy, materials
in energy relative to the Russell 1000       of economic and market conditions.            and industrials sectors. We believe that
Growth Index helped the fund track that                                                    companies in these sectors could benefit
benchmark. We believe the fund                                                             from the industrialization of developing
underperformed the Lipper Multi-Cap                                                        countries. For the year, industrials
Growth Fund Index because it had less                                                      and energy were the most positive
exposure to mid- and small-cap stocks,                                                     contributors to fund performance, and

===================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
-----------------------------------------------------------------------------------------------------------------------------------
By sector                                     1. Microsoft Corp.                 2.3%       1. Health Care Equipment           6.3%
                                              2. Dell Inc.                       2.3        2. Communications Equipment        5.6
 1. Information Technology        28.7%       3. Cisco Systems, Inc.             2.1        3. Systems Software                5.2
 2. Health Care                   16.3        4. Biomet, Inc.                    2.0        4. Semiconductors                  4.6
 3. Industrials                   13.3        5. Yahoo! Inc.                     1.8        5. Pharmaceuticals                 4.2
 4. Consumer Discretionary        12.0        6. Robert Half International Inc.  1.7        6. Industrial Machinery            3.8
 5. Financials                     8.4        7. Johnson & Johnson               1.6        7. Computer Hardware               3.5
 6. Energy                         7.7        8. Staples, Inc.                   1.5        8. Consumer Finance                3.4
 7. Materials                      6.5        9. Caremark Rx, Inc.               1.4        9. Data Processing & Outsourced
 8. Consumer Staples               4.2       10. Microchip Technology Inc.       1.4           Services                        2.8
 9. Telecommunication Services     0.8                                                     10. Specialty Stores                2.7
    Money market funds plus other
    assets less liabilities        2.1

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.
===================================================================================================================================

AIM V.I. CAPITAL APPRECIATION FUND

the portfolio's materials holdings           Celebrex. We reduced the fund's holdings                         KENNETH A. ZSCHAPPEL,
outperformed those of the Russell 1000       in this stock.                                                   senior portfolio
Growth Index.                                                                                  [ZSCHAPPEL     manager, is lead
                                             IN CLOSING                                          PHOTO]       manager of AIM V.I
   Simultaneously, we reduced the fund's                                                                      Capital Appreciation
exposure to consumer discretionary, one      Considering the challenging market for                           Fund. He joined AIM
of the weaker-performing sectors for the     large-cap growth stocks, we are pleased      in 1990 and in 1992 became a portfolio
portfolio relative to the Russell 1000       to have provided positive returns for        analyst for equity securities,
Growth Index. Within this sector, we         our investors. However, we are always        specializing in technology and health
reduced the fund's exposure to media         striving to improve performance while        care. He was elected investment officer
companies, which generally failed to         adhering to the fund's investment            of A I M Capital Management, Inc. in
realize increases in advertising             discipline. It is important to remember      1995. A native of Austin, Texas, he
revenue. We also reduced the fund's          that market segments and investment          received a B.A. in political science
exposure to certain retailers that we        styles go in and out of favor. We            from Baylor  University.
believed were most vulnerable to a           encourage investors to maintain a
decline in consumer spending due to          long-term perspective. We appreciate                             CHRISTIAN A. COSTANZO,
higher oil prices.                           your continued participation in AIM V.I.                         Chartered Financial
                                             Capital Appreciation Fund.                         [COSTANZO     Analyst and portfolio
   Stocks that contributed to fund                                                               PHOTO]       manager, is a manager
performance included Autodesk, a design      The views and opinions expressed in                              of AIM V.I. Capital
software company, and Yahoo!, a leading      Management's Discussion of Fund                                  Appreciation Fund. He
Internet provider of products and            Performance are those of A I M Advisors,     joined AIM in 1995 as an analyst and
services. Autodesk produces design 3-D       Inc. These views and opinions are            assumed his current duties in 1997. Prior
graphic software used mainly by              subject to change at any time based on       to joining AIM, he worked as a business
architects and engineers. It recently        factors such as market and economic          analyst from 1991 to 1993. He holds a
changed its business strategy for its        conditions. These views and opinions may     B.A. in biology and economics from the
key products, moving from single-product     not be relied upon as investment advice      University of Virginia and an M.B.A.
to annual subscription sales. This           or recommendations, or as an offer for a     from The University of Texas at Austin.
strategy has provided the company with       particular security. The information is
more predictable earnings, a key             not a complete analysis of every aspect                          ROBERT J. LLOYD,
consideration in our investment process.     of any market, country, industry,                                Chartered Financial
Yahoo!'s stock rose over the reporting       security or the fund. Statements of fact           [LLOYD        Analyst and
period as the company reported record        are from sources considered reliable,              PHOTO]        portfolio manager,
revenue for six consecutive quarters.        but A I M Advisors, Inc. makes no                                is a manager of AIM
                                             representation or warranty as to their                           V.I. Capital
   Detracting from fund performance were     completeness or accuracy. Although           Appreciation Fund. He joined AIM in 2000
Clear Channel Communications, the            historical performance is no guarantee       as a senior analyst for the technology
leading radio station owner in the           of future results, these insights may        funds. He was promoted to portfolio
United States, and Pfizer, one of the        help you understand our investment           manager in 2001. He received a B.B.A.
world's largest pharmaceutical               management philosophy.                       from the University of Notre Dame and an
companies. Clear Channel Communication's                                                  M.B.A. from the University of Chicago.
stock declined amid concerns about
declining advertising revenue and an                                                                          BRYAN A. UNTERHALTER,
indecency claim filed against it by the                                                                       portfolio manager, is
Federal Communications Commission.                                                            [UNTERHALTER    a manager of AIM V.I.
Pfizer's stock declined amid concerns                                                            PHOTO]       Capital Appreciation
about health risks surrounding its major                                                                      Fund. He began his
pain reliever,                                                                                                investment career in
                                                                                          1995 as an equity trader. In 1997, he
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                  joined AIM as a domestic equity trader
                                                                                          and later became an analyst on AIM's
Investing in small and mid-size companies involves risks not associated with              International (Europe/Canada) investment
investing in more established companies, including business risk, significant             management team in 1998. He was promoted
stock price fluctuations and illiquidity.                                                 to his current position in 2003. He
                                                                                          received a B.A. from The University of
   The fund may invest up to 25% of its assets in the securities of non-U.S.              Texas at Austin and an M.B.A. from the
issuers. International investing presents certain risks not associated with               University of St. Thomas.
investing solely in the United States. These include risks relating to
fluctuations in the value of the U.S. dollar relative to the values of other              Assisted by the Multi-Cap Growth Team
currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

=======================================================================================
TOTAL NET ASSETS                                                           $1.0 BILLION

TOTAL NUMBER OF HOLDINGS*                                                           150
=======================================================================================          [RIGHT ARROW GRAPHIC]

                                                                                          FOR FURTHER INFORMATION ON YOUR FUND,
                                                                                          ITS EXPENSES AND ITS LONG-TERM
                                                                                          PERFORMANCE, PLEASE TURN THE PAGE.

AIM V.I. CAPITAL APPRECIATION FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                               account values and expenses may not be
                                                                                           used to estimate your actual ending
As a shareholder of the fund, you incur      The table below provides information          account balance or expenses you paid for
ongoing costs, including management          about actual account values and actual        the period. You may use this information
fees; distribution and/or service fees       expenses. You may use the information in      to compare the ongoing costs of
(12b-1); and other fund expenses. This       this table, together with the amount you      investing in the fund and other funds.
example is intended to help you              invested, to estimate the expenses that       To do so, compare this 5% hypothetical
understand your ongoing costs (in            you paid over the period. Simply divide       example with the 5% hypothetical
dollars) of investing in the fund and to     your account value by $1,000 (for             examples that appear in the shareholder
compare these costs with ongoing costs       example, an $8,600 account value divided      reports of the other funds.
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the
example is based on an investment of         result by the number in the table under       Please note that the expenses shown in
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses         the table are meant to highlight your
period and held for the entire period,       Paid During Period" to estimate the           ongoing costs only. Therefore, the
July 1, 2004-December 31, 2004.              expenses you paid on your account during      hypothetical information is useful in
                                             this period.                                  comparing ongoing costs only, and will
   The actual and hypothetical expenses                                                    not help you determine the relative
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR                      total costs of owning different funds.
the effect of any fees or other expenses     COMPARISON PURPOSES
assessed in connection with a variable
product; if they did, the expenses shown     The table below also provides
would be higher while the ending account     information about hypothetical account
values shown would be lower.                 values and hypothetical expenses based
                                             on the fund's actual expense ratio and
                                             an assumed rate of return of 5% per year
                                             before expenses, which is not the fund's
                                             actual return. The hypothetical


====================================================================================================================================
                                                               ACTUAL                                HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES          ENDING ACCOUNT           EXPENSES
    SHARE                  VALUE                     VALUE              PAID DURING            VALUE              PAID DURING
    CLASS                 (7/1/04)               (12/31/04)(1)          PERIOD(2)           (12/31/04)             PERIOD(2)
   Series I              $1,000.00                 $1,044.70              $4.73              $1,020.51                $4.67
   Series II              1,000.00                  1,043.10               6.01               1,019.25                 5.94

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 4.47% and 4.31% for Series I and Series II shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (0.92% and 1.17% for Series I and Series II shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIM V.I. CAPITAL APPRECIATION FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            ======================================================================================
comparable future results.
                                             RESULTS OF A $10,000 INVESTMENT
   In evaluating this chart, please note     5/5/93-12/31/04 Index data from 4/30/93
that the chart uses a logarithmic scale
along the vertical axis (the value                                           [MOUNTAIN CHART]
scale). This means that each scale
increment always represents the same                    AIM V.I. CAPITAL APPRECIATION   S&P 500   RUSSELL 1000    LIPPER MULTI-CAP
percent change in price; in a linear         DATE              FUND-SERIES I             INDEX    GROWTH INDEX    GROWTH FUND INDEX
chart each scale increment always            4/30/1993           $10000                 $10000       $10000            $10000
represents the same absolute change in            6/93            10200                  10297        10256             10645
price. In this example, the scale                 9/93            11370                  10562        10409             11422
increment between $5,000 and $10,000 is          12/93            11950                  10807        10809             11583
the same as that between $10,000 and              3/94            11820                  10398        10332             11144
$20,000. In a linear chart, the latter            6/94            11099                  10441        10225             10657
scale increment would be twice as large.          9/94            12239                  10950        11012             11391
The benefit of using a logarithmic scale         12/94            12249                  10949        11092             11256
is that it better illustrates                     3/95            13343                  12013        12149             12089
performance during the early years                6/95            15101                  13159        13342             13428
before reinvested distributions and               9/95            17259                  14204        14553             14801
compounding creates the potential for            12/95            16621                  15058        15216             15052
the original investment to grow to very           3/96            17647                  15866        16033             15823
large numbers. Had the chart used a               6/96            18601                  16577        17053             16615
linear scale along its vertical axis,             9/96            19346                  17090        17667             17131
you would not be able to see as clearly          12/96            19547                  18513        18734             17739
the movements in the value of the fund            3/97            18362                  19011        18835             17144
and the indexes during the fund's early           6/97            21180                  22326        22397             19908
years. We use a logarithmic scale in              9/97            24190                  23998        24080             22484
financial reports of funds that have             12/97            22192                  24687        24446             21810
more than five years of performance               3/98            24609                  28129        28150             24885
history.                                          6/98            25039                  29063        29428             25461
                                                  9/98            21346                  26178        26755             21701
=======================================          12/98            26480                  31748        33909             27218
AVERAGE ANNUAL TOTAL RETURNS                      3/99            26386                  33329        36064             28944
As of 12/31/04                                    6/99            29006                  35674        37452             31108
                                                  9/99            28206                  33452        36080             29930
SERIES I SHARES                                  12/99            38300                  38425        45152             39834
Inception (5/5/93)                9.00%           3/00            43619                  39305        48369             45554
10 Years                          8.35            6/00            41456                  38261        47064             42780
 5 Years                         -6.51            9/00            43834                  37891        44533             43135
 1 Year                           6.62           12/00            34124                  34928        35027             35033
                                                  3/01            26910                  30790        27706             27241
SERIES II SHARES                                  6/01            28759                  32590        30039             29861
10 Years                          8.09%           9/01            22120                  27809        24208             21975
 5 Years                         -6.75           12/01            26180                  30780        27873             26218
 1 Year                           6.33            3/02            26119                  30865        27152             25321
=======================================           6/02            22465                  26732        22082             20940
                                                  9/02            18789                  22116        18759             17369
Returns since the inception date of              12/02            19801                  23980        20101             18399
Series II shares are historical. All              3/03            19450                  23225        19887             18258
other returns are the blended returns of          6/03            22053                  26798        22732             21275
the historical performance of the fund's          9/03            22945                  27507        23621             22372
Series II shares since their inception           12/03            25625                  30854        26081             24909
and the restated historical performance           3/04            25856                  31376        26286             25790
of the fund's Series I shares (for                6/04            26158                  31916        26795             26060
periods prior to inception of the Series          9/04            24834                  31319        25395             24800
II shares) adjusted to reflect the               12/04           $27322                 $34209       $27724            $27715
higher Rule 12b-1 fees applicable to the
Series II shares. The inception date of                                                                        Source: Lipper, Inc.
the fund's Series II shares is 8/21/01.      ======================================================================================

   The Series I and Series II shares         performance may be lower or higher.           price/book ratios and higher forecasted
invest in the same portfolio of              Please contact your variable product          growth values.
securities and will have substantially       issuer or your financial advisor for the
similar performance, except to the           most recent month-end performance.               The fund is not managed to track the
extent that expenses borne by each class     Performance figures reflect fund              performance of any particular index,
differ.                                      expenses, reinvested distributions and        including the indexes defined here, and
                                             changes in net asset value. Investment        consequently, the performance of the
   The performance data quoted represent     return and principal value will               fund may deviate significantly from the
past performance and cannot guarantee        fluctuate so that you may have a gain or      performance of the indexes.
comparable future results; current           loss when you sell shares.
                                                                                              A direct investment cannot be made in
                                                AIM V.I. Capital Appreciation Fund, a      an index. Unless otherwise indicated,
                                             series portfolio of AIM Variable              index results include reinvested
                                             Insurance Funds, is currently offered         dividends, and they do not reflect sales
                                             through insurance companies issuing           charges. Performance of an index of funds
                                             variable products. You cannot purchase        reflects fund expenses; performance of a
                                             shares of the fund directly. Performance      market index does not.
                                             figures given represent the fund and are
                                             not intended to reflect actual variable       OTHER INFORMATION
                                             product values. They do not reflect
                                             sales charges, expenses and fees              The returns shown in the Management's
                                             assessed in connection with a variable        Discussion of Fund Performance are based
                                             product. Sales charges, expenses and          on net asset values calculated for
                                             fees, which are determined by the             shareholder transactions. Generally
                                             variable product issuers, will vary and       accepted accounting principles require
                                             will lower the total return.*                 adjustments to be made to the net assets
                                                                                           of the fund at period end for financial
                                             ABOUT INDEXES USED IN THIS REPORT             reporting purposes, and as such, the net
                                                                                           asset value for shareholder transactions
                                             The unmanaged Standard & Poor's               and the returns based on those net asset
                                             Composite Index of 500 Stocks (the S&P        values may differ from the net asset
                                             500--Registered Trademark-- Index) is an      values and returns reported in the
                                             index of common stocks frequently used        Financial Highlights.
                                             as a general measure of U.S. stock
                                             market performance.                              Industry classifications used in this
                                                                                           report are generally according to the
                                                The unmanaged Lipper Multi-Cap Growth      Global Industry Classification Standard,
                                             Fund Index represents an average of the       which was developed by and is the
                                             performance of the 30 largest                 exclusive property and a service mark of
                                             multi-capitalization growth funds             Morgan Stanley Capital International
                                             tracked by Lipper, Inc., an independent       Inc. and Standard & Poor's.
                                             mutual fund performance monitor.

                                                The unmanaged Russell 1000--Registered
                                             Trademark-- Growth Index is a subset of
                                             the unmanaged Russell 1000 Index, which
                                             represents the performance of the stocks
                                             of large-capitalization companies; the
                                             Growth subset measures the performance
                                             of Russell 1000 companies with higher

*Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

                                        5                            VICAP-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.95%

ADVERTISING-1.01%

Lamar Advertising Co.-Class A(a)(b)               241,400   $   10,327,092
==========================================================================

AEROSPACE & DEFENSE-0.65%

Honeywell International Inc.                      187,500        6,639,375
==========================================================================

AIR FREIGHT & LOGISTICS-1.13%

Expeditors International of Washington, Inc.       73,900        4,129,532
--------------------------------------------------------------------------
FedEx Corp.                                        75,100        7,396,599
==========================================================================
                                                                11,526,131
==========================================================================

AIRLINES-0.38%

Air China Ltd.-Class H (China)(a)                 666,000          257,050
--------------------------------------------------------------------------
Southwest Airlines Co.                            225,000        3,663,000
==========================================================================
                                                                 3,920,050
==========================================================================

APPAREL RETAIL-0.37%

TJX Cos., Inc. (The)                              150,000        3,769,500
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.83%

Coach, Inc.(a)                                    150,000        8,460,000
==========================================================================

APPLICATION SOFTWARE-1.40%

Autodesk, Inc.                                    269,400       10,223,730
--------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       90,000        4,099,500
==========================================================================
                                                                14,323,230
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.27%

Investors Financial Services Corp.(b)              56,200        2,808,876
==========================================================================

BIOTECHNOLOGY-2.05%

Amgen Inc.(a)                                     110,000        7,056,500
--------------------------------------------------------------------------
Biogen Idec Inc.(a)                                88,700        5,908,307
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          229,100        8,016,209
==========================================================================
                                                                20,981,016
==========================================================================

BROADCASTING & CABLE TV-1.14%

Clear Channel Communications, Inc.                152,500        5,107,225
--------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          224,960        6,584,579
==========================================================================
                                                                11,691,804
==========================================================================

CASINOS & GAMING-0.08%

Las Vegas Sands Corp.(a)(b)                        17,800          854,400
==========================================================================

COMMUNICATIONS EQUIPMENT-5.65%

Avaya Inc.(a)                                     225,000        3,870,000
--------------------------------------------------------------------------
Cisco Systems, Inc.(a)                          1,124,900       21,710,570
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Comverse Technology, Inc.(a)                      377,000   $    9,217,650
--------------------------------------------------------------------------
Juniper Networks, Inc.(a)                         300,000        8,157,000
--------------------------------------------------------------------------
Lucent Technologies Inc.-Wts., expiring
  12/10/07(a)(c)                                    8,165           12,901
--------------------------------------------------------------------------
Motorola, Inc.                                    221,100        3,802,920
--------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                           375,000        5,876,250
--------------------------------------------------------------------------
QUALCOMM Inc.                                     122,400        5,189,760
==========================================================================
                                                                57,837,051
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.52%

Best Buy Co., Inc.                                 90,300        5,365,626
==========================================================================

COMPUTER HARDWARE-3.53%

Apple Computer, Inc.(a)                           118,400        7,624,960
--------------------------------------------------------------------------
Dell Inc.(a)                                      562,500       23,703,750
--------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                         899,900        4,841,462
==========================================================================
                                                                36,170,172
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.44%

EMC Corp.(a)                                      300,000        4,461,000
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.15%

Caterpillar Inc.                                  110,800       10,804,108
--------------------------------------------------------------------------
Deere & Co.                                       150,000       11,160,000
==========================================================================
                                                                21,964,108
==========================================================================

CONSUMER FINANCE-3.43%

Advance America Cash Advance Centers Inc.(a)       33,600          769,440
--------------------------------------------------------------------------
American Express Co.                              187,500       10,569,375
--------------------------------------------------------------------------
Capital One Financial Corp.                        73,900        6,223,119
--------------------------------------------------------------------------
MBNA Corp.                                        337,500        9,514,125
--------------------------------------------------------------------------
SLM Corp.                                         150,000        8,008,500
==========================================================================
                                                                35,084,559
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.84%

Affiliated Computer Services, Inc.-Class A(a)      51,700        3,111,823
--------------------------------------------------------------------------
Automatic Data Processing, Inc.                   150,000        6,652,500
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   337,512       13,564,607
--------------------------------------------------------------------------
Paychex, Inc.                                     167,400        5,704,992
==========================================================================
                                                                29,033,922
==========================================================================

DEPARTMENT STORES-0.37%

Sears, Roebuck & Co.(b)                            73,900        3,771,117
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

DIVERSIFIED BANKS-0.69%

Bank of America Corp.                             150,000   $    7,048,500
==========================================================================

DIVERSIFIED CHEMICALS-1.50%

Dow Chemical Co. (The)                             96,100        4,757,911
--------------------------------------------------------------------------
E. I. du Pont de Nemours & Co.                    110,800        5,434,740
--------------------------------------------------------------------------
Eastman Chemical Co.                               88,700        5,120,651
==========================================================================
                                                                15,313,302
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.47%

Cintas Corp.                                      110,800        4,859,688
==========================================================================

DIVERSIFIED METALS & MINING-0.65%

Foundation Coal Holdings, Inc.(a)                  35,500          818,630
--------------------------------------------------------------------------
Phelps Dodge Corp.                                 59,100        5,846,172
==========================================================================
                                                                 6,664,802
==========================================================================

DRUG RETAIL-0.56%

Walgreen Co.                                      150,000        5,755,500
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.25%

Emerson Electric Co.                               76,600        5,369,660
--------------------------------------------------------------------------
Rockwell Automation, Inc.                         150,000        7,432,500
==========================================================================
                                                                12,802,160
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.55%

Agilent Technologies, Inc.(a)                     232,500        5,603,250
==========================================================================

EMPLOYMENT SERVICES-1.72%

Robert Half International Inc.                    599,900       17,655,057
==========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.56%

Monsanto Co.                                      103,400        5,743,870
==========================================================================

FOOD RETAIL-0.48%

Whole Foods Market, Inc.(b)                        51,700        4,929,595
==========================================================================

FOOTWEAR-0.47%

NIKE, Inc.-Class B                                 52,500        4,761,225
==========================================================================

GOLD-1.12%

Newmont Mining Corp.                              156,300        6,941,283
--------------------------------------------------------------------------
Placer Dome Inc. (Canada)                         241,500        4,554,690
==========================================================================
                                                                11,495,973
==========================================================================

HEALTH CARE EQUIPMENT-6.29%

Bard (C.R.), Inc.                                  96,400        6,167,672
--------------------------------------------------------------------------
Becton, Dickinson & Co.                           155,100        8,809,680
--------------------------------------------------------------------------
Biomet, Inc.                                      475,525       20,633,030
--------------------------------------------------------------------------
Fisher Scientific International Inc.(a)           119,200        7,435,696
--------------------------------------------------------------------------
Medtronic, Inc.                                   120,500        5,985,235
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
HEALTH CARE EQUIPMENT-(CONTINUED)

St. Jude Medical, Inc.(a)                         104,200   $    4,369,106
--------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   123,300        5,331,492
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           71,300        5,712,556
==========================================================================
                                                                64,444,467
==========================================================================

HEALTH CARE SERVICES-1.40%

Caremark Rx, Inc.(a)                              364,170       14,359,223
==========================================================================

HEALTH CARE SUPPLIES-0.80%

Alcon, Inc. (Switzerland)                         101,600        8,188,960
==========================================================================

HOME ENTERTAINMENT SOFTWARE-0.26%

Electronic Arts Inc.(a)                            43,800        2,701,584
==========================================================================

HOTELS, RESORTS & CRUISE LINES-1.65%

Carnival Corp. (Panama)                           110,800        6,385,404
--------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)             73,900        4,023,116
--------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         110,800        6,470,720
==========================================================================
                                                                16,879,240
==========================================================================

HOUSEHOLD PRODUCTS-0.74%

Procter & Gamble Co. (The)                        137,800        7,590,024
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.84%

Wal-Mart Stores, Inc.                             162,000        8,556,840
==========================================================================

INDUSTRIAL CONGLOMERATES-1.46%

General Electric Co.                              225,000        8,212,500
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 187,500        6,701,250
==========================================================================
                                                                14,913,750
==========================================================================

INDUSTRIAL GASES-0.88%

Air Products & Chemicals, Inc.                     88,700        5,141,939
--------------------------------------------------------------------------
Praxair, Inc.                                      88,700        3,916,105
==========================================================================
                                                                 9,058,044
==========================================================================

INDUSTRIAL MACHINERY-3.80%

Danaher Corp.                                     150,000        8,611,500
--------------------------------------------------------------------------
Eaton Corp.                                        73,900        5,347,404
--------------------------------------------------------------------------
Illinois Tool Works Inc.                           53,700        4,976,916
--------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              165,000       13,249,500
--------------------------------------------------------------------------
Parker Hannifin Corp.                              88,700        6,718,138
==========================================================================
                                                                38,903,458
==========================================================================

INTEGRATED OIL & GAS-2.02%

ChevronTexaco Corp.                                44,300        2,326,193
--------------------------------------------------------------------------
ConocoPhillips                                     37,500        3,256,125
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 225,000       11,533,500
--------------------------------------------------------------------------
Occidental Petroleum Corp.                         60,800        3,548,288
==========================================================================
                                                                20,664,106
==========================================================================


                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INTERNET RETAIL-1.36%

eBay Inc.(a)                                      120,000   $   13,953,600
==========================================================================

INTERNET SOFTWARE & SERVICES-2.49%

Google Inc.-Class A(a)(b)                          37,000        7,144,700
--------------------------------------------------------------------------
Yahoo! Inc.(a)                                    487,500       18,369,000
==========================================================================
                                                                25,513,700
==========================================================================

INVESTMENT BANKING & BROKERAGE-0.37%

Goldman Sachs Group, Inc. (The)                    36,900        3,839,076
==========================================================================

LIFE & HEALTH INSURANCE-0.42%

AFLAC Inc.                                        108,800        4,334,592
==========================================================================

MANAGED HEALTH CARE-1.61%

Aetna Inc.                                         52,000        6,487,000
--------------------------------------------------------------------------
PacifiCare Health Systems, Inc.(a)                 70,600        3,990,312
--------------------------------------------------------------------------
UnitedHealth Group Inc.                            68,300        6,012,449
==========================================================================
                                                                16,489,761
==========================================================================

MOTORCYCLE MANUFACTURERS-0.31%

Harley-Davidson, Inc.                              52,500        3,189,375
==========================================================================

MOVIES & ENTERTAINMENT-0.67%

DreamWorks Animation SKG, Inc.-Class A(a)          16,900          633,919
--------------------------------------------------------------------------
Viacom Inc.-Class B                               170,777        6,214,575
==========================================================================
                                                                 6,848,494
==========================================================================

MULTI-LINE INSURANCE-0.94%

American International Group, Inc.                 73,900        4,853,013
--------------------------------------------------------------------------
Genworth Financial Inc.-Class A                   177,000        4,779,000
==========================================================================
                                                                 9,632,013
==========================================================================

OIL & GAS DRILLING-1.18%

ENSCO International Inc.                          182,800        5,802,072
--------------------------------------------------------------------------
GlobalSantaFe Corp. (Cayman Islands)               73,700        2,440,207
--------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                        195,000        3,792,750
==========================================================================
                                                                12,035,029
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.01%

Baker Hughes Inc.                                 126,000        5,376,420
--------------------------------------------------------------------------
BJ Services Co.                                   130,400        6,068,816
--------------------------------------------------------------------------
Halliburton Co.                                   112,500        4,414,500
--------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        92,400        4,740,120
==========================================================================
                                                                20,599,856
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.00%

Apache Corp.                                       73,900        3,737,123
--------------------------------------------------------------------------
Barrett (Bill) Corp.(a)                            22,900          732,571
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Burlington Resources Inc.                          84,800   $    3,688,800
--------------------------------------------------------------------------
Devon Energy Corp.                                210,000        8,173,200
--------------------------------------------------------------------------
XTO Energy, Inc.                                  118,200        4,181,916
==========================================================================
                                                                20,513,610
==========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.44%

Valero Energy Corp.                                99,000        4,494,600
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.85%

Citigroup Inc.                                    210,000       10,117,800
--------------------------------------------------------------------------
JPMorgan Chase & Co.                              225,000        8,777,250
==========================================================================
                                                                18,895,050
==========================================================================

PACKAGED FOODS & MEATS-0.90%

Hershey Foods Corp.                                75,000        4,165,500
--------------------------------------------------------------------------
Kellogg Co.                                       113,200        5,055,512
==========================================================================
                                                                 9,221,012
==========================================================================

PERSONAL PRODUCTS-0.68%

Gillette Co. (The)                                156,300        6,999,114
==========================================================================

PHARMACEUTICALS-4.19%

Johnson & Johnson                                 254,400       16,134,048
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(b)           200,000        7,022,000
--------------------------------------------------------------------------
Pfizer Inc.                                       379,500       10,204,755
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        319,500        9,540,270
==========================================================================
                                                                42,901,073
==========================================================================

REGIONAL BANKS-0.46%

Commerce Bancorp, Inc.(b)                          73,600        4,739,840
==========================================================================

RESTAURANTS-0.47%

McDonald's Corp.                                  150,000        4,809,000
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.73%

Applied Materials, Inc.(a)                        237,500        4,061,250
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                73,900        3,442,262
==========================================================================
                                                                 7,503,512
==========================================================================

SEMICONDUCTORS-4.57%

Analog Devices, Inc.                              262,500        9,691,500
--------------------------------------------------------------------------
Freescale Semiconductor Inc.-Class A(a)           236,000        4,205,520
--------------------------------------------------------------------------
Freescale Semiconductor Inc.-Class B(a)            24,048          441,521
--------------------------------------------------------------------------
Linear Technology Corp.                           240,000        9,302,400
--------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)        110,800        3,930,076
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   119,200        5,052,888
--------------------------------------------------------------------------
Microchip Technology Inc.                         533,425       14,221,111
==========================================================================
                                                                46,845,016
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
ex

SPECIALTY CHEMICALS-0.79%

Ecolab Inc.                                       118,200   $    4,152,366
--------------------------------------------------------------------------
Rohm & Haas Co.                                    88,700        3,923,201
==========================================================================
                                                                 8,075,567
==========================================================================

SPECIALTY STORES-2.73%

Bed Bath & Beyond Inc.(a)                         259,200       10,323,936
--------------------------------------------------------------------------
Staples, Inc.                                     460,700       15,530,197
--------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           59,000        2,067,360
==========================================================================
                                                                27,921,493
==========================================================================

STEEL-1.05%

Nucor Corp.                                        88,700        4,642,558
--------------------------------------------------------------------------
United States Steel Corp.(b)                      118,800        6,088,500
==========================================================================
                                                                10,731,058
==========================================================================

SYSTEMS SOFTWARE-5.19%

Adobe Systems Inc.                                 88,700        5,565,038
--------------------------------------------------------------------------
McAfee Inc.(a)                                    150,000        4,339,500
--------------------------------------------------------------------------
Microsoft Corp.                                   899,900       24,036,329
--------------------------------------------------------------------------
Oracle Corp.(a)                                   665,800        9,134,776
--------------------------------------------------------------------------
Symantec Corp.(a)                                 180,000        4,636,800
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                         189,600        5,413,080
==========================================================================
                                                                53,125,523
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

TECHNOLOGY DISTRIBUTORS-1.04%

CDW Corp.                                         160,600   $   10,655,810
==========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.26%

UAP Holding Corp.(a)                              153,200        2,645,764
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.84%

Nextel Communications, Inc.-Class A(a)            286,800        8,604,000
==========================================================================
 Total Common Stocks & Other Equity Interests
 (Cost $748,658,752)                                         1,002,998,185
==========================================================================

MONEY MARKET FUNDS-2.19%

Liquid Assets Portfolio-Institutional
 Class(d)                                      11,214,768       11,214,768
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    11,214,768       11,214,768
==========================================================================
 Total Money Market Funds (Cost $22,429,536)                    22,429,536
==========================================================================
TOTAL INVESTMENTS-100.14% (excluding
 investments purchased with cash collateral
 from securities loaned) (Cost $771,088,288)                 1,025,427,721
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
 FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.98%

STIC Prime Portfolio-Institutional
 Class(d)(e)                                   30,500,985       30,500,985
==========================================================================
 Total Money Market Funds (purchased with
 cash collateral from securities loaned)
 (Cost $30,500,985)                                             30,500,985
==========================================================================
TOTAL INVESTMENTS-103.12% (Cost $801,589,273)                1,055,928,706
==========================================================================
OTHER ASSETS LESS LIABILITIES-(3.12%)                          (31,957,206)
==========================================================================
NET ASSETS-100.00%                                          $1,023,971,500
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Acquired as a result of a litigation settlement.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value
  (cost $748,658,752)*                         $1,002,998,185
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $52,930,521)                               52,930,521
=============================================================
  Total investments (cost $801,589,273)         1,055,928,706
=============================================================
Foreign currencies, at market value
  (cost $995)                                           1,063
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    299,142
-------------------------------------------------------------
  Dividends                                           640,842
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 85,559
-------------------------------------------------------------
Other assets                                              195
=============================================================
    Total assets                                1,056,955,507
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              874,503
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  131,126
-------------------------------------------------------------
  Collateral upon return of securities loaned      30,500,985
-------------------------------------------------------------
Accrued administrative services fees                1,308,037
-------------------------------------------------------------
Accrued distribution fees -- Series II                 73,233
-------------------------------------------------------------
Accrued transfer agent fees                             9,574
-------------------------------------------------------------
Accrued operating expenses                             86,549
=============================================================
    Total liabilities                              32,984,007
=============================================================
Net assets applicable to shares outstanding    $1,023,971,500
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $1,192,245,994
-------------------------------------------------------------
Undistributed net investment income                   405,760
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                           (423,019,755)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               254,339,501
=============================================================
                                               $1,023,971,500
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $  886,989,712
_____________________________________________________________
=============================================================
Series II                                      $  136,981,788
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           39,099,953
_____________________________________________________________
=============================================================
Series II                                           6,088,304
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        22.69
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        22.50
_____________________________________________________________
=============================================================

* At December 31, 2004, securities with an aggregate market value of $30,403,992 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $81,826)                                       $ 9,661,410
------------------------------------------------------------
Dividends from affiliated money market funds
  (including securities lending income of
  $34,371**)                                         404,503
------------------------------------------------------------
Interest                                               1,982
============================================================
    Total investment income                       10,067,895
============================================================

EXPENSES:

Advisory fees                                      6,192,972
------------------------------------------------------------
Administrative services fees                       2,510,722
------------------------------------------------------------
Custodian fees                                       123,395
------------------------------------------------------------
Distribution fees -- Series II                       237,184
------------------------------------------------------------
Transfer agent fees                                   59,852
------------------------------------------------------------
Trustees' fees and retirement benefits                37,110
------------------------------------------------------------
Other                                                265,811
============================================================
    Total expenses                                 9,427,046
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (6,566)
------------------------------------------------------------
    Net expenses                                   9,420,480
============================================================
Net investment income                                647,415
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           53,311,012
------------------------------------------------------------
  Foreign currencies                                (147,108)
------------------------------------------------------------
  Option contracts written                           109,088
============================================================
                                                  53,272,992
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            5,402,099
------------------------------------------------------------
  Foreign currencies                                  (2,769)
============================================================
                                                   5,399,330
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 58,672,322
============================================================
Net increase in net assets resulting from
  operations                                     $59,319,737
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

 Net investment income (loss)                                 $      647,415    $   (2,109,655)
----------------------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities,
 foreign currencies and option contracts                          53,272,992       (55,883,702)
----------------------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
 securities and foreign currencies                                 5,399,330       283,914,620
==============================================================================================
 Net increase in net assets resulting from operations             59,319,737       225,921,263
______________________________________________________________________________________________
==============================================================================================
Share transactions-net:
 Series I                                                       (103,365,150)      (38,246,197)
----------------------------------------------------------------------------------------------
 Series II                                                        58,730,811        34,680,159
==============================================================================================
 Net increase (decrease) in net assets resulting from share
 transactions                                                    (44,634,339)       (3,566,038)
==============================================================================================
 Net increase in net assets                                       14,685,398       222,355,225
==============================================================================================
NET ASSETS:

 Beginning of year                                             1,009,286,102       786,930,877
==============================================================================================
 End of year (including undistributed net investment income
 (loss) of $405,760 and $(92,177), respectively)              $1,023,971,500    $1,009,286,102
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                       AIM V.I. CAPITAL APPRECIATION FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.


                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $6,076.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $487 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $2,510,722, of which AIM retained $242,606 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $59,852.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $237,184.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 9,991,889      $242,162,757      $(240,939,878)        $   --         $11,214,768     $186,888       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             9,991,889       242,162,757       (240,939,878)            --          11,214,768      183,244           --
==================================================================================================================================
  Subtotal        $19,983,778      $484,325,514      $(481,879,756)        $   --         $22,429,536     $370,132       $   --
==================================================================================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $30,149,300      $209,531,200      $(239,680,500)        $   --         $        --     $ 22,072       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --       101,226,130        (70,725,145)            --          30,500,985       12,299           --
==================================================================================================================================
  Subtotal        $30,149,300      $310,757,330      $(310,405,645)        $   --         $30,500,985     $ 34,371       $   --
==================================================================================================================================
  Total           $50,133,078      $795,082,844      $(792,285,401)        $   --         $52,930,521     $404,503       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $15,654,362 and $6,824,466, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $3 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $3.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $4,962 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.


                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $30,403,992 were on loan to brokers. The loans were secured by cash collateral of $30,500,985 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $34,371 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of period                                               --       $     --
-----------------------------------------------------------------------------------
Written                                                          960        117,995
-----------------------------------------------------------------------------------
Closed                                                          (550)       (86,765)
-----------------------------------------------------------------------------------
Expired                                                         (410)       (31,230)
===================================================================================
End of period                                                     --       $     --
___________________________________________________________________________________
===================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
------------------------------------------------------------------------------
Undistributed ordinary income                                   $      504,993
------------------------------------------------------------------------------
Unrealized appreciation -- investments                             245,305,642
------------------------------------------------------------------------------
Temporary book/tax differences                                        (113,920)
------------------------------------------------------------------------------
Capital loss carryforward                                         (413,971,209)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,192,245,994
==============================================================================
Total net assets                                                $1,023,971,500
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $68.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. The Fund utilized $53,503,895 of capital loss carryforward in the

                       AIM V.I. CAPITAL APPRECIATION FUND
current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                                              CAPITAL LOSS
EXPIRATION                                                                                    CARRYFORWARD*
-----------------------------------------------------------------------------------------------------------
December 31, 2009                                                                             $201,213,913
-----------------------------------------------------------------------------------------------------------
December 31, 2010                                                                              156,444,344
-----------------------------------------------------------------------------------------------------------
December 31, 2011                                                                               56,312,952
===========================================================================================================
Total capital loss carryforward                                                               $413,971,209
___________________________________________________________________________________________________________
===========================================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $731,700,851 and $773,872,679, respectively.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF
                    INVESTMENT SECURITIES ON A TAX BASIS
----------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $259,916,362
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (14,610,788)
============================================================================
Net unrealized appreciation of investment securities            $245,305,574
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $810,623,132.


NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on December 31, 2004, undistributed net investment income was decreased by $149,478 and undistributed net realized gain (loss) was increased by $149,478. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      6,397,229    $ 136,561,015     12,106,592    $ 220,433,208
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                     3,114,855       66,251,744      2,366,684       43,712,246
==========================================================================================================================
Reacquired:
  Series I                                                    (11,416,993)    (239,926,165)   (14,425,506)    (258,679,405)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (357,082)      (7,520,933)      (495,187)      (9,032,087)
==========================================================================================================================
                                                               (2,261,991)   $ (44,634,339)      (447,417)   $  (3,566,038)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 43% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.


                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                      ---------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------------
                                                        2004              2003           2002            2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  21.28          $  16.43       $  21.72       $    30.84       $    35.58
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            0.02(a)          (0.04)(b)      (0.05)(b)        (0.05)(b)        (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       1.39              4.89          (5.24)           (7.17)           (3.79)
=================================================================================================================================
    Total from investment operations                      1.41              4.85          (5.29)           (7.22)           (3.84)
=================================================================================================================================
Less distributions from net realized gains                  --                --             --            (1.90)           (0.90)
=================================================================================================================================
Net asset value, end of period                        $  22.69          $  21.28       $  16.43       $    21.72       $    30.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           6.62%            29.52%        (24.35)%         (23.28)%         (10.91)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $886,990          $938,820       $763,038       $1,160,236       $1,534,209
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   0.91%(d)          0.85%          0.85%            0.85%            0.82%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  0.09%(a)(d)      (0.23)%        (0.27)%          (0.22)%          (0.17)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     74%               61%            67%              65%              98%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.17)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $916,455,300.

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                                        SERIES II
                                                              --------------------------------------------------------------
                                                                                                             AUGUST 21, 2001
                                                                                                               (DATE SALES
                                                                      YEAR ENDED DECEMBER 31,                 COMMENCED) TO
                                                              ----------------------------------------        DECEMBER 31,
                                                                2004              2003          2002              2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.16           $ 16.38       $ 21.70           $23.19
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)         (0.09)(b)     (0.09)(b)        (0.04)(b)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.36              4.87         (5.23)            0.45
============================================================================================================================
    Total from investment operations                              1.34              4.78         (5.32)            0.41
============================================================================================================================
Less distributions from net realized gains                          --                --            --            (1.90)
============================================================================================================================
Net asset value, end of period                                $  22.50           $ 21.16       $ 16.38           $21.70
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   6.33%            29.18%       (24.52)%           1.94%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $136,982           $70,466       $23,893           $3,527
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           1.16%(d)          1.10%         1.10%            1.09%(e)
============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.16)%(a)(d)     (0.48)%       (0.52)%          (0.46)%(e)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(f)                                          74%               61%           67%              65%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.08) and (0.42)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $94,873,436.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.


                       AIM V.I. CAPITAL APPRECIATION FUND

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

                       AIM V.I. CAPITAL APPRECIATION FUND

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the


                       AIM V.I. CAPITAL APPRECIATION FUND

AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                       AIM V.I. CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Appreciation Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                       AIM V.I. CAPITAL APPRECIATION FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Capital Appreciation Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                     WITHHOLDING
      TRUSTEES/MATTER                                                VOTES FOR        AUTHORITY
------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker................................................  485,251,764      20,583,220
      Frank S. Bayley.............................................  485,193,740      20,641,244
      James T. Bunch..............................................  485,846,832      19,988,152
      Bruce L. Crockett...........................................  485,356,560      20,478,424
      Albert R. Dowden............................................  485,381,238      20,453,746
      Edward K. Dunn, Jr. ........................................  484,642,618      21,192,366
      Jack M. Fields..............................................  485,417,523      20,417,461
      Carl Frischling.............................................  484,781,819      21,053,165
      Robert H. Graham............................................  485,247,575      20,587,409
      Gerald J. Lewis.............................................  484,388,317      21,446,667
      Prema Mathai-Davis..........................................  484,212,736      21,622,248
      Lewis F. Pennock............................................  485,257,174      20,577,810
      Ruth H. Quigley.............................................  483,391,857      22,443,127
      Louis S. Sklar..............................................  484,592,297      21,242,687
      Larry Soll, Ph.D. ..........................................  484,654,198      21,180,786
      Mark H. Williamson..........................................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                       AIM V.I. CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                       AIM V.I. CAPITAL APPRECIATION FUND

As of December 31, 2004



The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; and Senior Vice
                                                    President and General Counsel, Liberty
                                                    Funds Group, LLC and Vice President,
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993             Managing Director, Chief Fixed Income      N/A
   Vice President                                   Officer and Senior Investment Officer,
                                                    A I M Capital Management, Inc. and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004             Senior Portfolio Manager, A I M            N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President and
                                                    Senior Portfolio Manager, INVESCO
                                                    Institutional (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004             Senior Portfolio Manager, A I M            N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President,
                                                    Director of Sector Management and Senior
                                                    Portfolio Manager, INVESCO Institutional
                                                    (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc. (See footnote (4)
                                                    below.)
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.

(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.


The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.


OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA
                                                       Houston, TX 77046-1173   19103-3659

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

                       AIM V.I. CAPITAL APPRECIATION FUND

                                               AIM V.I. CAPITAL DEVELOPMENT FUND
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS

                               AIM V.I. CAPITAL DEVELOPMENT FUND seeks long-term
                                                              growth of capital.


Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.


The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY
A CURRENTLY EFFECTIVE FUND PROSPECTUS AND
VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE
COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
BEFORE INVESTING.
===================================================

===================================================     YOUR GOALS. OUR SOLUTIONS.               [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE      --Registered Trademark--                      --Registered Trademark--
===================================================

AIM V.I. CAPITAL DEVELOPMENT FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Stocks, as measured by most domestic            During the reporting period, mid-cap       valued stocks of companies that possess
market indexes, rallied in the fourth        value stocks outperformed mid-cap growth      the qualities for potential continued
quarter of 2004. The market upswing,         stocks. The fund's emphasis on                growth.
combined with strong stock selection,        attractively priced growth stocks helped
enabled the fund to post double-digit        it perform in line with its peer group           We consider selling a stock if a
returns for the year.                        index.                                        company's fundamentals deteriorate, a
                                                                                           stock's price reaches our valuation
=======================================      HOW WE INVEST                                 target or we find a more attractive
FUND VS. INDEXES                                                                           investment option.
                                             We use a bottom-up approach to
Total returns, 12/31/03-12/31/04,            investing, selecting stocks based on an       MARKET CONDITIONS AND YOUR FUND
excluding variable product issuer            analysis of individual companies. We
charges. If variable product issuer          also seek to own stocks that are              Stocks, as measured by the performance
charges were included, returns would         favorably priced relative to the rest of      of the S&P 500 Index, struggled for the
be lower.                                    the market. Our goal is to produce            first three quarters of 2004, amid
                                             consistent returns over the long term by      concerns about high oil prices, rising
Series I Shares                  15.50%      adhering to our investment process in         interest rates and uncertainty
                                             all market environments.                      surrounding the U.S. presidential
Series II Shares                 15.27                                                     election. The index rallied as the
                                             Our investment process involves:              election campaign drew to a close and
S&P 500 Index                                                                              continued to rise through the end of the
(Broad Market Index)             10.87          o Identifying mid-capitalization           year.
                                             companies that we believe have
Russell Midcap Index                         sustainable revenue and earnings growth          The fund was favorably positioned to
(Style-specific Index)           20.22       and that have stock prices which are low      take advantage of this rally.
                                             relative to their projected growth            Information technology and consumer
Lipper Mid-Cap Core Fund                     rates;                                        discretionary stocks, which had
Index (Peer Group Index)         15.44                                                     struggled for much of the year, led the
                                                o Applying fundamental research to         fourth quarter upswing, and the fund had
Source: Lipper, Inc.                         identify stocks of companies with large       significant exposure to these sectors,
=======================================      potential markets, cash-generating            benefiting its performance. The fund
                                             business models, improving balance            also had relatively large weightings in
   For the year, mid-cap stocks              sheets and solid management teams;            the health care and industrials sectors,
generally outperformed large-cap                                                           which also performed well for the fund.
stocks. The fund's focus on mid-cap             o Using a variety of valuation             While industrials performed well for
stocks helped it outperform the              techniques to determine target buy            much of the year, health care did not
large-cap oriented S&P 500 Index. It         prices and a stock's valuation upside         rally until the fourth quarter.
underperformed the Russell Midcap Index      and downside potential.
because of underweight positions                                                              Energy was the best-performing sector
relative to this benchmark in                   We believe the application of this         for the entire year because of rising
financials, utilities and materials.         investment process results in a               oil and gas prices. The fund was
Additionally, the fund's holdings in the     portfolio of attractively                     overweight in this sector relative to
materials and financials sectors                                                           the Russell Midcap Index, and it also
generally underperformed those of the                                                      was one of the better-performing sectors
index. The fund had relatively little                                                      for the portfolio.
exposure to utilities because we have
not typically found companies in this
sector that exhibit the growth
characteristics we seek in selecting
stocks.

===================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
-----------------------------------------------------------------------------------------------------------------------------------
By sector                                     1. iShares Nasdaq Biotechnology               1. Health Care Services          5.2%
                                                 Index Fund                    2.0%         2. Health Care Equipment         4.8
 1. Information Technology        20.4%       2. CB Richard Ellis Group,                    3. Real Estate                   4.7
 2. Consumer Discretionary        18.7           Inc.-Class A                  1.5          4. Application Software          4.1
 3. Health Care                   15.5        3. Autodesk, Inc.                1.4          5. Diversified Commercial        3.8
 4. Industrials                   14.4        4. Caremark Rx, Inc.             1.4             Services
 5. Financials                    13.2        5. Harrah's Entertainment, Inc.  1.4          6. Communications Equipment      3.4
 6. Energy                         5.1        6. New Century Financial Corp.   1.3          7. Data Processing & Outsourced
 7. Consumer Staples               3.2        7. Jackson Hewitt Tax Service                    Services                      3.4
 8. Materials                      3.1           Inc.                          1.3          8. Wireless Telecommunication
 9. Telecommunication Services     3.0        8. Williams Cos., Inc. (The)     1.3             Services                      3.0
10. Utilities                      1.1        9. Cooper Industries Ltd.                     9. Oil & Gas Refining, Marketing
    Money Market Funds Plus Other                Class A (Bermuda)             1.3             & Transportation              2.9
    Assets Less Liabilities        2.3       10. Fisher Scientific                         10. Industrial Machinery          2.7
                                                 International Inc.            1.2
                                                                                           TOTAL NET ASSETS       $183.4 MILLION
                                                                                           TOTAL NUMBER OF HOLDINGS*         107

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.
===================================================================================================================================

AIM V.I. CAPITAL DEVELOPMENT FUND

   Every sector that the fund was            a retooled business model that places         Although historical performance is no
invested in contributed positively to        more emphasis on selling upgrades of the      guarantee of future results, these
performance for the year. Please keep in     firm's software and collecting ongoing        insights may help you understand our
mind that the fund's sector weightings       maintenance fees from its customers.          investment management philosophy.
are primarily a by product of our stock
selection process, which is based on an         Detracting from fund performance were
analysis of individual companies.            UTStarcom, a telecommunications                                   PAUL J. RASPLICKA,
                                             equipment manufacturer, and Siebel, a                             Chartered Financial
   Mid- and small-cap stocks made up         leading provider of CAD software. Both             [RASPLICKA     Analyst and senior
more than 95% of the portfolio's             companies revised their earnings                     PHOTO]       portfolio manager,
composition at the close of the              estimates downward, causing their stocks                          is lead manager of
reporting period. These two asset            to decline in the wake of these                                   AIM V.I. Capital
classes led the market rally in the          announcements. The fund did not own           Development Fund. Mr. Rasplicka began
fourth quarter, and were the top             either stock at the close of the year.        his investment career in 1982. A native
performers for the year.                                                                   of Denver, Mr. Rasplicka is a magna cum
                                             IN CLOSING                                    laude graduate of the University of
   o CB Richard Ellis Group, a company                                                     Colorado at Boulder with a B.S. in
reflective of our investment discipline,     We are pleased to have provided positive      business administration. He received an
was a strong contributor to fund             returns for our investors for the year.       M.B.A. from the University of Chicago.
performance. An industry leader, CB          However, we are always striving to            He is also a Chartered Investment
Richard Ellis Group is the world's           improve performance while adhering to         Counselor.
largest commercial real estate services      the fund's investment discipline, which
company with operations in more than 48      focuses on the attractively priced                                MICHAEL CHAPMAN,
countries. Because of its size and           stocks of mid-cap companies with the                              Chartered Financial
global presence, the company is often        potential to deliver sustainable                  [CHAPMAN        Analyst and
able to provide a broader range of           earnings growth. We appreciate your               PHOTO]          portfolio manager,
expertise and services than many of its      continued participation in AIM V.I.                               began his investment
smaller competitors. We believe the          Capital Development Fund.                                         career in 1995. He
company could potentially benefit from a                                                   joined AIM in 2001 and was promoted to
modest cyclical upturn in the office         The views and opinions expressed in           his current position as a manager of AIM
leasing market. Our valuation analysis       Management's Discussion of Fund               V.I. Capital Development Fund in 2002.
also indicates that stock may have           Performance are those of A I M Advisors,      Mr. Chapman has a B.S. in petroleum
strong upside potential.                     Inc. These views and opinions are             engineering and an M.A. in energy and
                                             subject to change at any time based on        mineral resources from the University of
   o Autodesk, a maker of computer-aided     factors such as market and economic           Texas.
design (CAD) software used by architects     conditions. These views and opinions may
and engineers, also enhanced fund            not be relied upon as investment advice       Assisted by the Small/Mid-Cap Core Team
performance. The company benefited from      or recommendations, or as an offer for a
increased demand for its software. One       particular security. The information is
of the key factors that we look for in       not a complete analysis of every aspect
selecting holdings for the fund is a         of any market, country, industry,
potential catalyst for future growth. We     security or the fund. Statements of fact
believe the management team of this          are from sources considered reliable,
company is committed to expanding the        but A I M Advisors, Inc. makes no
business, as illustrated by the              representation or warranty as to their
successful implementation of                 completeness or accuracy.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

   The fund may invest up to 25% of its assets in the securities of non-U.S. issuers.
International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S.
dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

                                                                                                  [RIGHT ARROW GRAPHIC]

                                                                                           FOR FURTHER INFORMATION ON YOUR FUND,
                                                                                           ITS EXPENSES AND ITS LONG-TERM
                                                                                           PERFORMANCE, PLEASE TURN THE PAGE.

                                       3

AIM V.I. CAPITAL DEVELOPMENT FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                               actual return. The hypothetical account
                                                                                           values and expenses may not be used to
As a shareholder of the fund, you incur      The table below provides information          estimate your actual ending account
ongoing costs, including management          about actual account values and actual        balance or expenses you paid for the
fees; distribution and/or service fees       expenses. You may use the information in      period. You may use this information to
(12b-1); and other fund expenses. This       this table, together with the amount you      compare the ongoing costs of investing
example is intended to help you              invested, to estimate the expenses that       in the fund and other funds. To do so,
understand your ongoing costs (in            you paid over the period. Simply divide       compare this 5% hypothetical example
dollars) of investing in the fund and to     your account value by $1,000 (for             with the 5% hypothetical examples that
compare these costs with ongoing costs       example, an $8,600 account value divided      appear in the shareholder reports of the
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the           other funds.
example is based on an investment of         result by the number in the table under
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses            Please note that the expenses shown
period and held for the entire period,       Paid During Period" to estimate the           in the table are meant to highlight your
July 1, 2004-December 31, 2004.              expenses you paid on your account during      ongoing costs only. Therefore, the
                                             this period.                                  hypothetical information is useful in
   The actual and hypothetical expenses                                                    comparing ongoing costs only, and will
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR                      not help you determine the relative
the effect of any fees or other expenses     COMPARISON PURPOSES                           total costs of owning different funds.
assessed in connection with a variable
product; if they did, the expenses shown     The table below also provides
would be higher while the ending account     information about hypothetical account
values shown would be lower.                 values and hypothetical expenses based
                                             on the fund's actual expense ratio and
                                             an assumed rate of return of 5% per year
                                             before expenses, which is not the fund's

====================================================================================================================================
                                                               ACTUAL                                HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES          ENDING ACCOUNT           EXPENSES
    SHARE                  VALUE                     VALUE              PAID DURING            VALUE              PAID DURING
    CLASS                 (7/1/04)               (12/31/04)(1)          PERIOD(2)           (12/31/04)             PERIOD(2)
   Series I              $1,000.00                 $1,095.50               $5.79             $1,019.61                $5.58
   Series II              1,000.00                  1,094.70                7.11              1,018.35                 6.85


(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 9.55% and 9.47% for Series I and Series II shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.10% and 1.35% for Series I and Series II shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIM V.I. CAPITAL DEVELOPMENT FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            =======================================================================================
comparable future results.
                                             RESULTS OF A $10,000 INVESTMENT
   In evaluating this chart, please note     5/1/98-12/31/04 Index data from 4/30/98
that the chart uses a logarithmic scale
along the vertical axis (the value                                                [MOUNTAIN CHART]
scale). This means that each scale
increment always represents the same
percent change in price; in a linear                     AIM V.I. CAPITAL DEVELOPMENT   S&P 500   RUSSELL MIDCAP    LIPPER MID-CAP
chart each scale increment always             DATE               FUND-SERIES I           INDEX        INDEX         CORE FUND INDEX
represents the same absolute change in       4/30/98                $10000              $10000        $10000           $10000
price. In this example, the scale            6/98                     9530               10227          9825             9594
increment between $5,000 and $10,000 is      9/98                     7760                9212          8368             7832
the same as that between $10,000 and         12/98                    9249               11172          9911             9530
$20,000. In a linear chart, the latter       3/99                     8547               11729          9865             9073
scale increment would be twice as large.     6/99                     9431               12554         10936            10237
The benefit of using a logarithmic scale     9/99                     9209               11772          9996             9577
is that it better illustrates                12/99                   11941               13522         11718            12217
performance during the early years           3/00                    14402               13832         12900            13988
before reinvested distributions and          6/00                    13336               13464         12318            13519
compounding create the potential for the     9/00                    13799               13334         13157            14030
original investment to grow to very          12/00                   13044               12291         12685            12981
large numbers. Had the chart used a          3/01                    11398               10835         11354            11494
linear scale along its vertical axis,        6/01                    12894               11469         12436            12939
you would not be able to see as clearly      9/01                    10393                9786         10215            10459
the movements in the value of the fund       12/01                   11990               10832         11971            12345
and the indexes during the fund's early      3/02                    12622               10861         12480            12802
years. We use a logarithmic scale in         6/02                    11407                9407         11288            11443
financial reports of funds that have         9/02                     8987                7783          9297             9570
more than five years of performance          12/02                    9428                8439         10034            10200
history.                                     3/03                     9227                8173          9796             9812
                                             6/03                    10804                9430         11586            11640
=======================================      9/03                    11266                9680         12331            12322
AVERAGE ANNUAL TOTAL RETURNS                 12/03                   12764               10858         14053            13932
As of 12/31/04                               3/04                    13476               11042         14776            14546
                                             6/04                    13456               11231         14990            14699
SERIES I SHARES                              9/04                    13003               11021         14864            14387
Inception (5/1/98)                5.99%      12/04                  $14742              $12038        $16895           $16083
5 Years                           4.31
1 Year                           15.50                                                                         Source: Lipper, Inc.
                                             ======================================================================================
SERIES II SHARES
Inception                         5.74%      Performance figures reflect fund              dividends, and they do not reflect sales
5 Years                           4.06       expenses, reinvested distributions and        charges. Performance of an index of
1 Year                           15.27       changes in net asset value. Investment        funds reflects fund expenses;
=======================================      return and principal value will               performance of a market index does not.
                                             fluctuate so that you may have a gain or
Returns since the inception date of          loss when you sell shares.                    OTHER INFORMATION
Series II shares are historical. All
other returns are the blended returns of        AIM V.I. Capital Development Fund, a       The returns shown in the Management's
the historical performance of the fund's     series portfolio of AIM Variable              Discussion of Fund Performance are based
Series II shares since their inception       Insurance Funds, is currently offered         on net asset values calculated for
and the restated historical performance      through insurance companies issuing           shareholder transactions. Generally
of the fund's Series I shares (for           variable products. You cannot purchase        accepted accounting principles require
periods prior to inception of the Series     shares of the fund directly. Performance      adjustments to be made to the net assets
II shares) adjusted to reflect the           figures given represent the fund and are      of the fund at period end for financial
higher Rule 12b-1 fees applicable to the     not intended to reflect actual variable       reporting purposes, and as such, the net
Series II shares. The inception date of      product values. They do not reflect           asset value for shareholder transactions
the fund's Series II shares is 8/21/01.      sales charges, expenses and fees              and the returns based on those net asset
                                             assessed in connection with a variable        values may differ from the net asset
   The Series I and Series II shares         product. Sales charges, expenses and          values and returns reported in the
invest in the same portfolio of              fees, which are determined by the             Financial Highlights.
securities and will have substantially       variable product issuers, will vary and
similar performance, except to the           will lower the total return.*                 Industry classifications used in this
extent that expenses borne by each class                                                   report are generally according to the
differ.                                      ABOUT INDEXES USED IN THIS REPORT             Global Industry Classification Standard,
                                                                                           which was developed by and is the
   The performance data quoted represent     The unmanaged Standard & Poor's               exclusive property and a service mark of
past performance and cannot guarantee        Composite Index of 500 Stocks (the S&P        Morgan Stanley Capital International
comparable future results; current           500--Registered Trademark-- Index) is an      Inc. and Standard & Poor's.
performance may be lower or higher.          index of common stocks frequently used
Please consult the variable product          as a general measure of U.S. stock
issuer or your financial advisor for the     market performance.
most recent month-end performance.
                                                The unmanaged Lipper Mid-Cap Core
                                             Fund Index represents an average of the
                                             performance of the 30 largest
                                             mid-capitalization core funds tracked by
                                             Lipper, Inc., an independent mutual fund
                                             performance monitor.

                                                The unmanaged Russell
                                             Midcap--Registered Trademark-- Index
                                             represents the performance of the stocks
                                             of domestic mid-capitalization
                                             companies.

                                                The fund is not managed to track the
                                             performance of any particular index,
                                             including the indexes defined here, and
                                             consequently, the performance of the
                                             fund may deviate significantly from the
                                             performance of the indexes.

                                                A direct investment cannot be made
                                             in an index. Unless otherwise indicated,
                                             index results include reinvested

*Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

                                        5                             VICDV-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.68%

ADVERTISING-1.01%

R.H. Donnelley Corp.(a)                           31,300   $  1,848,265
=======================================================================

AIR FREIGHT & LOGISTICS-0.95%

Robinson (C.H.) Worldwide, Inc.                   31,500      1,748,880
=======================================================================

APPAREL RETAIL-2.09%

Abercrombie & Fitch Co.-Class A                   40,500      1,901,475
-----------------------------------------------------------------------
Ross Stores, Inc.                                 67,000      1,934,290
=======================================================================
                                                              3,835,765
=======================================================================

APPLICATION SOFTWARE-4.12%

Amdocs Ltd. (United Kingdom)(a)                   75,200      1,974,000
-----------------------------------------------------------------------
Autodesk, Inc.                                    67,400      2,557,830
-----------------------------------------------------------------------
Intuit Inc.(a)                                    43,700      1,923,237
-----------------------------------------------------------------------
Mercury Interactive Corp.(a)                      24,000      1,093,200
=======================================================================
                                                              7,548,267
=======================================================================

BIOTECHNOLOGY-1.61%

Charles River Laboratories International,
  Inc.(a)                                         30,000      1,380,300
-----------------------------------------------------------------------
Martek Biosciences Corp.(a)                       30,800      1,576,960
=======================================================================
                                                              2,957,260
=======================================================================

BUILDING PRODUCTS-1.07%

American Standard Cos. Inc.(a)                    47,400      1,958,568
=======================================================================

CASINOS & GAMING-2.50%

Harrah's Entertainment, Inc.                      37,300      2,494,997
-----------------------------------------------------------------------
Scientific Games Corp.-Class A(a)                 87,900      2,095,536
=======================================================================
                                                              4,590,533
=======================================================================

COMMERCIAL PRINTING-1.16%

Donnelley (R.R.) & Sons Co.                       60,077      2,120,117
=======================================================================

COMMUNICATIONS EQUIPMENT-3.42%

Avaya Inc.(a)                                    106,200      1,826,640
-----------------------------------------------------------------------
Harris Corp.                                      27,500      1,699,225
-----------------------------------------------------------------------
Plantronics, Inc.                                 43,900      1,820,533
-----------------------------------------------------------------------
Scientific-Atlanta, Inc.                          28,000        924,280
=======================================================================
                                                              6,270,678
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.69%

Emulex Corp.(a)                                   75,000      1,263,000
=======================================================================

CONSUMER ELECTRONICS-0.74%

Garmin Ltd. (Cayman Islands)                      22,200      1,350,648
=======================================================================

CONSUMER FINANCE-0.56%

AmeriCredit Corp.(a)(b)                           42,300      1,034,235
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED SERVICES-3.41%

Alliance Data Systems Corp.(a)                    42,700   $  2,027,396
-----------------------------------------------------------------------
CSG Systems International, Inc.(a)                76,300      1,426,810
-----------------------------------------------------------------------
DST Systems, Inc.(a)                              26,600      1,386,392
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                             46,337      1,412,815
=======================================================================
                                                              6,253,413
=======================================================================

DEPARTMENT STORES-0.86%

Kohl's Corp.(a)                                   32,000      1,573,440
=======================================================================

DISTILLERS & VINTNERS-0.98%

Constellation Brands, Inc.-Class A(a)             38,600      1,795,286
=======================================================================

DIVERSIFIED BANKS-0.74%

Centennial Bank Holdings, Inc. (Acquired
  12/27/04; Cost $1,358,700)(a)(c)(d)(e)         129,400      1,358,700
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.83%

Career Education Corp.(a)                         46,200      1,848,000
-----------------------------------------------------------------------
Cintas Corp.                                      19,200        842,112
-----------------------------------------------------------------------
Corrections Corp. of America(a)                   47,800      1,933,510
-----------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                   95,000      2,398,750
=======================================================================
                                                              7,022,372
=======================================================================

DRUG RETAIL-0.91%

Shoppers Drug Mart Corp. (Canada)(a)              54,000      1,674,568
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.25%

Cooper Industries, Ltd.-Class A (Bermuda)         33,700      2,287,893
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.63%

Aeroflex Inc.(a)                                  92,000      1,115,040
-----------------------------------------------------------------------
Amphenol Corp.-Class A(a)                         50,800      1,866,392
=======================================================================
                                                              2,981,432
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.98%

Benchmark Electronics, Inc.(a)                    52,800      1,800,480
=======================================================================

EMPLOYMENT SERVICES-0.93%

Manpower Inc.                                     35,400      1,709,820
=======================================================================

ENVIRONMENTAL SERVICES-1.44%

Republic Services, Inc.                           55,200      1,851,408
-----------------------------------------------------------------------
Stericycle, Inc.(a)                               17,100        785,745
=======================================================================
                                                              2,637,153
=======================================================================

GENERAL MERCHANDISE STORES-1.83%

Dollar General Corp.                              77,100      1,601,367
-----------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                       61,100      1,752,348
=======================================================================
                                                              3,353,715
=======================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS-0.71%

Henry Schein, Inc.(a)                             18,800   $  1,309,232
=======================================================================

HEALTH CARE EQUIPMENT-4.84%

Bio-Rad Laboratories, Inc.-Class A(a)             22,700      1,302,299
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)(b)        36,600      2,283,108
-----------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                         22,500      1,716,750
-----------------------------------------------------------------------
PerkinElmer, Inc.                                 82,300      1,850,927
-----------------------------------------------------------------------
Waters Corp.(a)                                   36,700      1,717,193
=======================================================================
                                                              8,870,277
=======================================================================

HEALTH CARE FACILITIES-0.99%

Community Health Systems Inc.(a)                  65,000      1,812,200
=======================================================================

HEALTH CARE SERVICES-5.20%

Caremark Rx, Inc.(a)                              63,563      2,506,289
-----------------------------------------------------------------------
Covance Inc.(a)                                   31,900      1,236,125
-----------------------------------------------------------------------
DaVita, Inc.(a)                                   53,450      2,112,879
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          24,200      1,849,848
-----------------------------------------------------------------------
Renal Care Group, Inc.(a)                         50,900      1,831,891
=======================================================================
                                                              9,537,032
=======================================================================

HEALTH CARE SUPPLIES-0.92%

Cooper Cos., Inc. (The)                           23,800      1,680,042
=======================================================================

HOME FURNISHINGS-0.59%

Tempur-Pedic International Inc.(a)                51,300      1,087,560
=======================================================================

HOMEBUILDING-1.19%

Ryland Group, Inc. (The)                          38,000      2,186,520
=======================================================================

HOTELS, RESORTS & CRUISE LINES-2.67%

Hilton Hotels Corp.                               84,400      1,919,256
-----------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)            35,000      1,905,400
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         18,400      1,074,560
=======================================================================
                                                              4,899,216
=======================================================================

HOUSEWARES & SPECIALTIES-2.18%

Jarden Corp.(a)                                   42,800      1,859,232
-----------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                  64,600      2,143,428
=======================================================================
                                                              4,002,660
=======================================================================

HYPERMARKETS & SUPER CENTERS-0.85%

BJ's Wholesale Club, Inc.(a)                      53,700      1,564,281
=======================================================================

INDUSTRIAL MACHINERY-2.68%

Eaton Corp.                                       13,400        969,624
-----------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              23,000      1,846,900
-----------------------------------------------------------------------
Parker Hannifin Corp.                             27,700      2,097,998
=======================================================================
                                                              4,914,522
=======================================================================

INSURANCE BROKERS-1.08%

Willis Group Holdings Ltd. (Bermuda)              47,900      1,972,043
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

INTEGRATED OIL & GAS-0.90%

Murphy Oil Corp.                                  20,500   $  1,649,225
=======================================================================

INVESTMENT COMPANIES -- EXCHANGE TRADED
  FUNDS-1.98%

iShares Nasdaq Biotechnology Index Fund(a)(b)     48,100      3,626,740
=======================================================================

LEISURE PRODUCTS-1.93%

Brunswick Corp.                                   40,600      2,009,700
-----------------------------------------------------------------------
Polaris Industries Inc.                           22,600      1,537,252
=======================================================================
                                                              3,546,952
=======================================================================

METAL & GLASS CONTAINERS-0.99%

Pactiv Corp.(a)                                   71,500      1,808,235
=======================================================================

MULTI-LINE INSURANCE-0.85%

Quanta Capital Holdings Ltd. (Bermuda)(a)         35,900        330,998
-----------------------------------------------------------------------
Quanta Capital Holdings Ltd. (Bermuda)
  (Acquired 08/20/04-9/16/04; Cost
  $1,372,870)(a)(c)(e)                           133,100      1,227,182
=======================================================================
                                                              1,558,180
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.13%

Questar Corp.                                     40,800      2,079,168
=======================================================================

OFFICE ELECTRONICS-0.53%

Zebra Technologies Corp.-Class A(a)               17,375        977,865
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.37%

BJ Services Co.                                   16,000        744,640
-----------------------------------------------------------------------
Halliburton Co.                                   45,000      1,765,800
=======================================================================
                                                              2,510,440
=======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-2.86%

Ashland Inc.                                      28,300      1,652,154
-----------------------------------------------------------------------
Kinder Morgan, Inc.                               17,300      1,265,149
-----------------------------------------------------------------------
Williams Cos., Inc. (The)                        142,500      2,321,325
=======================================================================
                                                              5,238,628
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.05%

CapitalSource Inc.(a)                             75,300      1,932,951
=======================================================================

PAPER PACKAGING-0.73%

Sealed Air Corp.(a)                               25,100      1,337,077
=======================================================================

PHARMACEUTICALS-1.18%

Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)                                        67,500      2,156,625
=======================================================================

REAL ESTATE-4.73%

Aames Investment Corp.                           147,000      1,572,900
-----------------------------------------------------------------------
Fieldstone Investment Corp. (Acquired
  11/10/03-04/02/04; Cost $1,413,655)(c)(d)       90,000      1,552,500
-----------------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
REAL ESTATE-(CONTINUED)

KKR Financial Corp. (Acquired 08/05/04; Cost
  $1,505,000)(a)(c)(d)                           150,500   $  1,572,725
-----------------------------------------------------------------------
New Century Financial Corp.                       37,800      2,415,798
-----------------------------------------------------------------------
People's Choice Financial Corp. (Acquired
  12/21/04; Cost $1,566,000)(a)(c)(d)(e)         156,600      1,566,000
=======================================================================
                                                              8,679,923
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.48%

CB Richard Ellis Group, Inc.-Class A(a)           81,000      2,717,550
=======================================================================

REGIONAL BANKS-0.74%

Zions Bancorp                                     20,000      1,360,600
=======================================================================

SEMICONDUCTOR EQUIPMENT-2.37%

Cabot Microelectronics Corp.(a)(b)                21,300        853,065
-----------------------------------------------------------------------
KLA-Tencor Corp.(a)                               39,100      1,821,278
-----------------------------------------------------------------------
Novellus Systems, Inc.(a)                         59,700      1,665,033
=======================================================================
                                                              4,339,376
=======================================================================

SEMICONDUCTORS-2.30%

ATI Technologies Inc. (Canada)(a)                 89,300      1,731,527
-----------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         27,500        887,700
-----------------------------------------------------------------------
Microchip Technology Inc.                         59,600      1,588,936
=======================================================================
                                                              4,208,163
=======================================================================

SOFT DRINKS-0.46%

Cott Corp. (Canada)(a)                            34,300        848,239
=======================================================================

SPECIALTY CHEMICALS-1.41%

Ecolab Inc.                                       23,900        839,607
-----------------------------------------------------------------------
Great Lakes Chemical Corp.                        61,400      1,749,286
=======================================================================
                                                              2,588,893
=======================================================================

SPECIALTY STORES-1.08%

Advance Auto Parts, Inc.(a)                       45,200      1,974,336
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


SYSTEMS SOFTWARE-0.49%

McAfee Inc.(a)                                    31,300   $    905,509
=======================================================================

TECHNOLOGY DISTRIBUTORS-0.48%

CDW Corp.                                         13,300        882,455
=======================================================================

TRUCKING-1.06%

Sirva Inc.(a)                                    101,200      1,945,064
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.97%

American Tower Corp.-Class A(a)                  101,300      1,863,920
-----------------------------------------------------------------------
NII Holdings Inc.(a)                              36,600      1,736,670
-----------------------------------------------------------------------
SpectraSite, Inc.(a)                              31,700      1,835,430
=======================================================================
                                                              5,436,020
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $141,467,774)                         179,118,287
=======================================================================

MONEY MARKET FUNDS-2.79%

Liquid Assets Portfolio-Institutional
  Class(f)                                     2,558,677      2,558,677
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)    2,558,677      2,558,677
=======================================================================
    Total Money Market Funds (Cost
      $5,117,354)                                             5,117,354
=======================================================================
TOTAL INVESTMENTS-100.47% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $146,585,128)               184,235,641
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.16%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                  2,893,043      2,893,043
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(f)(g)                                  2,893,043      2,893,043
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $5,786,086)                                       5,786,086
=======================================================================
TOTAL INVESTMENTS-103.63% (Cost $152,371,214)               190,021,727
=======================================================================
OTHER ASSETS LESS LIABILITIES-(3.63%)                        (6,654,476)
=======================================================================
NET ASSETS-100.00%                                         $183,367,251
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $7,277,107, which represented 3.97% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $6,049,925, which represented 3.30 % of the Fund's Net Assets.
(e) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 2004 was $4,151,882, which represented 2.18% of the Fund's Total Investments. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $141,467,774)*                                 $179,118,287
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $10,903,440)                               10,903,440
=============================================================
    Total investments (cost $152,371,214)         190,021,727
=============================================================
Receivables for:
  Investments sold                                    382,413
-------------------------------------------------------------
  Fund shares sold                                     88,229
-------------------------------------------------------------
  Dividends                                           131,537
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 36,099
=============================================================
    Total assets                                  190,660,005
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,082,348
-------------------------------------------------------------
  Fund shares reacquired                               78,399
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              39,659
-------------------------------------------------------------
  Collateral upon return of securities loaned       5,786,086
-------------------------------------------------------------
Accrued administrative services fees                  241,045
-------------------------------------------------------------
Accrued distribution fees -- Series II                 40,006
-------------------------------------------------------------
Accrued transfer agent fees                             1,707
-------------------------------------------------------------
Accrued operating expenses                             23,504
=============================================================
    Total liabilities                               7,292,754
=============================================================
Net assets applicable to shares outstanding      $183,367,251
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $156,980,754
-------------------------------------------------------------
Undistributed net investment income (loss)            (35,887)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies    (11,228,129)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       37,650,513
=============================================================
                                                 $183,367,251
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $112,027,987
_____________________________________________________________
=============================================================
Series II                                        $ 71,339,264
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            7,630,026
_____________________________________________________________
=============================================================
Series II                                           4,897,613
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      14.68
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      14.57
_____________________________________________________________
=============================================================

* At December 31, 2004, securities with an aggregate market value of $5,654,888 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends                                        $ 1,221,573
------------------------------------------------------------
Dividends from affiliated money market funds
  (including securities lending income of
  $31,795**)                                         124,958
============================================================
    Total investment income                        1,346,531
============================================================

EXPENSES:

Advisory fees                                      1,138,855
------------------------------------------------------------
Administrative services fees                         410,377
------------------------------------------------------------
Custodian fees                                        23,311
------------------------------------------------------------
Distribution fees -- Series II                       128,961
------------------------------------------------------------
Transfer agent fees                                   14,152
------------------------------------------------------------
Trustees' fees and retirement benefits                14,936
------------------------------------------------------------
Other                                                 62,602
============================================================
    Total expenses                                 1,793,194
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (1,942)
------------------------------------------------------------
    Net expenses                                   1,791,252
============================================================
Net investment income (loss)                        (444,721)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           12,987,098
------------------------------------------------------------
  Foreign currencies                                  (1,126)
============================================================
                                                  12,985,972
============================================================
Change in net unrealized appreciation of
  investment securities                           10,570,249
============================================================
Net gain from investment securities and foreign
  currencies                                      23,556,221
============================================================
Net increase in net assets resulting from
  operations                                     $23,111,500
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.


See accompanying notes which are an integral part of the financial statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (444,721)   $   (184,564)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                             12,985,972       5,550,292
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  10,570,249      24,988,390
==========================================================================================
    Net increase in net assets resulting from operations        23,111,500      30,354,118
==========================================================================================
Share transactions-net:
  Series I                                                       3,400,003         144,211
------------------------------------------------------------------------------------------
  Series II                                                     29,492,919      11,878,034
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               32,892,922      12,022,245
==========================================================================================
    Net increase in net assets                                  56,004,422      42,376,363
==========================================================================================

NET ASSETS:

  Beginning of year                                            127,362,829      84,986,466
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(35,887) and $(30,180), respectively)          $183,367,251    $127,362,829
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Development Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

                       AIM V.I. CAPITAL DEVELOPMENT FUND

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the

                       AIM V.I. CAPITAL DEVELOPMENT FUND
     relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,414.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $112 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement, for the year ended December 31, 2004, AIM was paid $410,377, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $14,152.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers

                       AIM V.I. CAPITAL DEVELOPMENT FUND
who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $128,961.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                               UNREALIZED
              MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND            12/31/03        AT COST       FROM SALES     (DEPRECIATION)      12/31/04       INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------
Liquid Asset
  Portfolio-
  Institutional
  Class        $4,175,645     $43,400,552    $(45,017,520)       $   --         $2,558,677     $47,072       $   --
----------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class         4,175,645      43,400,552     (45,017,520)           --          2,558,677      46,091           --
======================================================================================================================
  Subtotal     $8,351,290     $86,801,104    $(90,035,040)       $   --         $5,117,354     $93,163       $   --
======================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                 UNREALIZED
              MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND            12/31/03        AT COST        FROM SALES      (DEPRECIATION)      12/31/04      INCOME*     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------
Liquid Asset
  Portfolio-
  Institutional
  Class       $ 6,104,966     $ 20,091,901    $ (23,303,824)       $   --        $ 2,893,043      $16,105      $   --
------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class         6,104,966       20,039,510      (23,251,433)           --          2,893,043       15,690          --
========================================================================================================================
  Subtotal    $12,209,932     $ 40,131,411    $ (46,555,257)       $   --        $ 5,786,086      $31,795      $   --
========================================================================================================================
  Total       $20,561,222     $126,932,515    $(136,590,297)       $   --        $10,903,440     $124,958      $   --
________________________________________________________________________________________________________________________
========================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $4,783,758 and $2,164,579, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $416 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $416.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

    During the year ended December 31, 2004, the Fund paid legal fees of $2,954 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $5,654,888 were on loan to brokers. The loans were secured by cash collateral of $5,786,086 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $31,795 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the year ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Unrealized appreciation -- investments                          $ 37,520,627
----------------------------------------------------------------------------
Temporary book/tax differences                                       (35,887)
----------------------------------------------------------------------------
Capital loss carryforward                                        (11,098,243)
----------------------------------------------------------------------------
Shares of beneficial interest                                    156,980,754
============================================================================
Total net assets                                                $183,367,251
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and tax straddles.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $12,981,388 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2010                                                $11,098,243
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $167,053,382 and $134,246,747, respectively.

                UNREALIZED APPRECIATION (DEPRECIATION) OF
                  INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities    $38,237,253
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (716,626)
=========================================================================
Net unrealized appreciation of investment securities          $37,520,627
_________________________________________________________________________
=========================================================================
Cost of investments for tax purposes is $152,501,100.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on December 31, 2004, undistributed net investment income was increased by $439,014, undistributed net realized gain
(loss) was increased by $1,126 and shares of beneficial interest decreased by $440,140. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION


                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,264,587    $ 16,685,624       938,089    $ 10,475,808
----------------------------------------------------------------------------------------------------------------------
  Series II                                                    2,916,252      38,179,047     1,393,053      15,390,421
======================================================================================================================
Reacquired:
  Series I                                                    (1,015,409)    (13,285,621)   (1,012,963)    (10,331,597)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                     (672,418)     (8,686,128)     (337,849)     (3,512,387)
======================================================================================================================
                                                               2,493,012    $ 32,892,922       980,330    $ 12,022,245
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 79% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        SERIES I
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                2004           2003       2002           2001       2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.71        $  9.39    $ 11.94        $ 12.99    $ 11.89
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(a)      (0.01)     (0.01)(a)      (0.02)     (0.01)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.00           3.33      (2.54)         (1.03)      1.11
==========================================================================================================================
    Total from investment operations                              1.97           3.32      (2.55)         (1.05)      1.10
==========================================================================================================================
Net asset value, end of period                                $  14.68        $ 12.71    $  9.39        $ 11.94    $ 12.99
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                  15.50%         35.36%    (21.36)%        (8.08)%     9.25%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $112,028        $93,813    $70,018        $92,732    $74,874
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                           1.10%(c)       1.13%      1.14%          1.16%      1.19%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.21)%(c)     (0.13)%    (0.08)%        (0.16)%    (0.07)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                             93%            95%       121%           125%       110%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connections with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $100,262,715.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 1.38% for the year ended December 31, 2000.

                                                                                      SERIES II
                                                              ---------------------------------------------------------
                                                                                                        AUGUST 21, 2001
                                                                                                          (DATE SALES
                                                                   YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                              ----------------------------------         DECEMBER 31,
                                                               2004            2003       2002               2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.64         $  9.36    $ 11.94            $11.88
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.06)(a)       (0.03)     (0.03)(a)         (0.01)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.99            3.31      (2.55)             0.07
=======================================================================================================================
    Total from investment operations                             1.93            3.28      (2.58)             0.06
=======================================================================================================================
Net asset value, end of period                                $ 14.57         $ 12.64    $  9.36            $11.94
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 15.27%          35.04%    (21.61)%            0.50%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $71,339         $33,550    $14,969            $2,767
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                          1.35%(c)        1.38%      1.39%             1.41%(d)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.46)%(c)      (0.38)%    (0.33)%           (0.41)%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(e)                                         93%             95%       121%              125%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less then one year and do not reflect charges assessed in connections with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $51,584,582.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                       AIM V.I. CAPITAL DEVELOPMENT FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                       AIM V.I. CAPITAL DEVELOPMENT FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Development Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                       AIM V.I. CAPITAL DEVELOPMENT FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Capital Development Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  485,251,764      20,583,220
      Frank S. Bayley..............................  485,193,740      20,641,244
      James T. Bunch...............................  485,846,832      19,988,152
      Bruce L. Crockett............................  485,356,560      20,478,424
      Albert R. Dowden.............................  485,381,238      20,453,746
      Edward K. Dunn, Jr. .........................  484,642,618      21,192,366
      Jack M. Fields...............................  485,417,523      20,417,461
      Carl Frischling..............................  484,781,819      21,053,165
      Robert H. Graham.............................  485,247,575      20,587,409
      Gerald J. Lewis..............................  484,388,317      21,446,667
      Prema Mathai-Davis...........................  484,212,736      21,622,248
      Lewis F. Pennock.............................  485,257,174      20,577,810
      Ruth H. Quigley..............................  483,391,857      22,443,127
      Louis S. Sklar...............................  484,592,297      21,242,687
      Larry Soll, Ph.D. ...........................  484,654,198      21,180,786
      Mark H. Williamson...........................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

TRUSTEES AND OFFICERS

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------


   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------


   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

As of December 31, 2004



The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; and Senior Vice
                                                    President and General Counsel, Liberty
                                                    Funds Group, LLC and Vice President,
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993             Managing Director, Chief Fixed Income      N/A
   Vice President                                   Officer and Senior Investment Officer,
                                                    A I M Capital Management, Inc. and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004             Senior Portfolio Manager, A I M            N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President and
                                                    Senior Portfolio Manager, INVESCO
                                                    Institutional (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004             Senior Portfolio Manager, A I M            N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President,
                                                    Director of Sector Management and Senior
                                                    Portfolio Manager, INVESCO Institutional
                                                    (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc. (See footnote (4)
                                                    below.)
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.


OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA
                                                       Houston, TX 77046-1173   19103-3659

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                       AIM V.I. CORE EQUITY FUND
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS

                                              AIM V.I. CORE EQUITY FUND seeks to
                                                      provide growth of capital.

Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

======================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A
CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE
PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.
======================================================

=====================================================    [YOUR GOALS. OUR SOLUTIONS.]           [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE      --Registered Trademark--                   --Registered Trademark--
=====================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                                AIM V.I. CORE EQUITY FUND

This fund seeks to identify large            that are experiencing some near-term          near-term distress. This is often in
companies with attractive long-term          price weakness due to temporary setbacks      contrast to prevailing market sentiment.
growth prospects-- companies that are        or market trends. From such companies we      For example, when oil prices tapered
managed by good stewards of capital          select those with both consistent free        from the historic highs seen in October,
whose track records and business plans       cash flow profiles and management teams       many investors indiscriminately sold
suggest a strong likelihood of success.      able to direct them through the setback       energy stocks, particularly oil service
                                             and on to achieve long-term capital           company stocks, causing their prices to
=======================================      appreciation and lower downside risk. We      decline. We used that opportunity to
FUND VS. INDEXES                             believe these attributes are consistent       purchase oil service companies
                                             with the expectations shareholders have       GlobalSantaFe and BJ Services. Though
TOTAL RETURNS, 12/31/03-12/31/04,            for a core equity fund designed to            such companies' short-term price
EXCLUDING VARIABLE PRODUCT ISSUER            complement their more aggressive equity       movements are often affected by oil
CHARGES. IF VARIABLE PRODUCT ISSUER          investments.                                  prices, we believe that worldwide demand
CHARGES WERE INCLUDED, RETURNS WOULD                                                       for oil will continue to cause
BE LOWER.                                    MARKET CONDITIONS AND YOUR FUND               exploration and production companies to
                                                                                           increase production, which directly
Series I Shares                   8.97%      In the relatively flat market                 benefits oil service companies. The
Series II Shares                  8.67       environment of spring and early summer        fund's holdings in industrials and
S&P 500 Index                                2004, the fund outperformed its               energy provided the most significant
(Broad Market Index)             10.87       benchmark indexes. In the fourth quarter      contribution to fund performance.
Russell 1000 Index                           of the year, the market rewarded the
(Style-specific Index)           11.40       stocks of many companies with weaker             Two long-term fund holdings in
Lipper Large-Cap Core Fund                   financial positions and less predictable      industrials, Tyco (security and
Index (Peer Group Index)          8.29       earnings and cash flow profiles. Thus         fire-protection systems) and Norfolk
                                             the market rewarded stocks that were not      Southern (railroad transport), were
SOURCE: LIPPER, INC.                         in the fund's portfolio. Because of its       among top individual contributors to
=======================================      greater upward movement, the fourth           fund performance this period. Our
                                             quarter virtually determined the year's       original research showed them to be
   AIM V.I. Core Equity Fund narrowly        market results. However, as the market        established businesses with significant
outperformed its peer group index. Its       focused on more cyclical stocks rather        market share and relatively predictable
underperformance as compared to its two      than stocks with more stable profiles,        cash flow. We were able to purchase
market indexes can be attributed to an       we found opportunities to purchase            these stocks at a time when their market
underweight position in financials and       select undervalued companies with strong      prices were below what we believed to be
weak relative performance by its             long-term prospects.                          their fair value. As capital
holdings in the consumer discretionary                                                     expenditures recovered in recent months,
and health care sectors.                        As stated, we focus on companies with      the strong market positions of these
                                             strong long-term potential that are           companies have enabled them to generate
HOW WE INVEST                                experiencing some                             significant returns.

Throughout the year we adhered to our                                                         Despite weakness in the fourth
investment discipline. We invest in                                                        quarter, the energy sector was among the
growing companies with strong business                                                     best-performing sectors in both the fund
attributes                                                                                 and its benchmarks for

===================================================================================================================================
PORTFOLIO COMPOSITION                     TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
-----------------------------------------------------------------------------------------------------------------------------------
By Sector
 1. Information Technology        15.5%    1. General Mills, Inc.               3.1%     1. Pharmaceuticals                   12.4%
 2. Energy                        13.2     2. Microsoft Corp.                   2.9      2. Integrated Oil & Gas               7.8
 3. Financials                    12.8     3. Merck & Co. Inc                   2.6      3. Packaged Foods & Meats             7.0
 4. Consumer Staples              12.7     4. BP PLC-ADR (United Kingdom)       2.4      4. Semiconductors                     4.4
 5. Industrials                   12.6     5. GlaxoSmithKline PLC-ADR                    5. Systems Software                   4.4
 6. Health Care                   12.4        (United Kingdom)                  2.3      6. Industrial Conglomerates           3.7
 7. Consumer Discretionary         6.3     6. Forest Laboratories, Inc.         2.1      7. Property & Casualty Insurance      3.6
 8. Materials                      2.7     7. Kroger Co. (The)                  2.0      8. Publishing                         3.5
 9. Utilities                      2.0     8. Waste Management, Inc.            2.0      9. Oil & Gas Equipment &
10. Telecommunication Services     1.0     9. Tyco International Ltd.                       Services                           3.3
    Money Market Funds Plus Other             (Bermuda)                         1.9     10. Diversified Banks                  2.6
    Assets Less Liabilities        8.8    10. Exxon Mobil Corp.                 1.9
                                                                                        TOTAL NET ASSETS             $1.49 BILLION
The fund's holdings are subject to change, and there is no assurance that the           TOTAL NUMBER OF HOLDINGS*               67
fund will continue to hold any particular security.

*Excluding money market fund holdings.
===================================================================================================================================

                                                                                                           AIM V.I. CORE EQUITY FUND

the year, consistent with the overall        regardless of the advertising                 better performance than that of the
strength in oil prices. Three of the         environment.                                  Lipper index of our peer core funds.
fund's energy holdings at the end of the
year, ChevronTexaco, Exxon Mobil and            The fund's underweight position in a       The views and opinions expressed in
British Petroleum, have been long-term       strong-performing financials sector also      Management's Discussion of Fund
fund holdings.                               detracted from its relative performance       Performance are those of A I M Advisors,
                                             in comparison to its benchmarks. For          Inc. These views and opinions are
   The health care sector was the            some time we have noted our significant       subject to change at any time based on
worst-performing sector in the S&P 500       underweight in financials. Over the           factors such as market and economic
Index. The fund's focus on large             period, the financial sector appreciated      conditions. These views and opinions may
pharmaceutical companies resulted in         on anticipation of takeover activity          not be relied upon as investment advice
even weaker performance, as                  that, in general, did not materialize.        or recommendations, or as an offer for a
pharmaceutical stocks suffered from          However, we will continue to avoid the        particular security. The information is
questions regarding the long-term safety     risks inherent in investing in financial      not a complete analysis of every aspect
of several high-profile prescription         firms with management teams that use          of any market, country, industry,
drugs. However, at the close of the          significant borrowing to generate             security or the fund. Statements of fact
period, the fund remained invested in        earnings. Our concerns are further            are from sources considered reliable,
select pharmaceutical companies such as      escalated by the fact that the cost of        but A I M Advisors, Inc. makes no
Merck and GlaxoSmithKline that we            the primary product for many financials       representation or warranty as to their
believe offer compelling relative value      firms--money--rises along with interest       completeness or accuracy. Although
based on their strong free cash flow         rates.                                        historical performance is no guarantee
profiles, even factoring in the                                                            of future results, these insights may
difficult industry backdrop.                 IN CLOSING                                    help you understand our investment
                                                                                           management philosophy.
   The fund's holdings in the consumer       At the end of the year our
discretionary sector also were a drag to     company-by-company fundamental research                           RONALD S. SLOAN,
fund performance. Despite strong             showed that businesses were finding it                            Chartered Financial
performances over the period from select     increasingly hard to squeeze out greater             [SLOAN       Analyst, senior
fund holdings in this area such as           efficiencies in productivity. That                   PHOTO]       portfolio manager,
Kohl's, other consumer discretionary         research and relatively high commodity                            is lead manager of
stocks disappointed. In particular, the      prices led us to believe that the                                 AIM V.I. Core Equity
fund's media stocks detracted,               economic environment did not support          Fund. Mr. Sloan has 34 years of
coinciding with generally                    above-average earnings growth for most        experience in the investment industry.
lower-than-expected advertising revenues     companies. Because of its emphasis on         He joined AIM in 1998. Mr. Sloan
across the industry. These holdings          companies with moderate yet stable            attended the University of Missouri,
included publishers Gannett, New York        earnings growth and reasonable                where he received both a B.S. in
Times and Tribune Co. However, at the        valuations, we believe the fund is well       business administration and an M.B.A.
end of the period, we remained committed     suited for shareholders who are looking
to our investments in these companies,       for a core equity fund to complement          Assisted by the Mid/Large Cap Core Team
as we believe that these companies are       more aggressive investments and provide
guided by strong management teams with a     downside protection if markets weaken.
track record of increasing their             That is our view of the role of a core
companies' free cash flow and allocating     equity fund, and we were pleased that we
it to the benefit of shareholders,           could do that in 2004, while providing
                                             slightly

PRINCIPAL RISKS OF INVESTING IN THE FUND

The fund may invest up to 25% of its assets in the securities of non-U.S. issuers.
International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

                                                                                                [RIGHT ARROW GRAPHIC]

                                                                                          FOR FURTHER INFORMATION ON YOUR FUND,
                                                                                          ITS EXPENSES AND ITS LONG-TERM
                                                                                          PERFORMANCE, PLEASE TURN THE PAGE.

CALCULATING YOUR ONGOING FUND EXPENSES                                                                     AIM V.I. CORE EQUITY FUND

EXAMPLE                                      ACTUAL EXPENSES                               actual expense ratio and an assumed rate
                                                                                           of return of 5% per year before
As a shareholder of the fund, you incur      The table below provides information          expenses, which is not the fund's actual
ongoing costs, including management          about actual account values and actual        return. The hypothetical account values
fees; distribution and/or service fees       expenses. You may use the information in      and expenses may not be used to estimate
(12b-1); and other fund expenses. This       this table, together with the amount you      your actual ending account balance or
example is intended to help you              invested, to estimate the expenses that       expenses you paid for the period. You
understand your ongoing costs (in            you paid over the period. Simply divide       may use this information to compare the
dollars) of investing in the fund and to     your account value by $1,000 (for             ongoing costs of investing in the fund
compare these costs with ongoing costs       example, an $8,600 account value divided      and other funds. To do so, compare this
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the           5% hypothetical example with the 5%
example is based on an investment of         result by the number in the table under       hypothetical examples that appear in the
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses         shareholder reports of the other funds.
period and held for the entire period,       Paid During Period" to estimate the
July 1, 2004-December 31, 2004.              expenses you paid on your account during         Please note that the expenses shown
                                             this period.                                  in the table are meant to highlight your
   The actual and hypothetical expenses                                                    ongoing costs only. Therefore, the
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR                      hypothetical information is useful in
the effect of any fees or other expenses     COMPARISON PURPOSES                           comparing ongoing costs only, and will
assessed in connection with a variable                                                     not help you determine the relative
product; if they did, the expenses shown     The table below also provides                 total costs of owning different funds.
would be higher while the ending account     information about hypothetical account
values shown would be lower.                 values and hypothetical expenses based
                                             on the fund's

====================================================================================================================================
                                                               ACTUAL                                HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)


                     BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES          ENDING ACCOUNT           EXPENSES
    SHARE                  VALUE                     VALUE              PAID DURING            VALUE              PAID DURING
    CLASS               (07/01/04)               (12/31/04)(1)          PERIOD(2)           (12/31/04)             PERIOD(2)
  Series I               $1,000.00                $1,047.20                $4.79              $1,020.46              $4.72
  Series II               1,000.00                 1,045.60                 6.07               1,019.20               5.99

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1,
2004, to December 31, 2004, was 4.72% and 4.56% for Series I and Series II shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (0.93% and 1.18% for Series I and Series II shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
====================================================================================================================================

YOUR FUND'S LONG-TERM PERFORMANCE                                                                          AIM V.I. CORE EQUITY FUND

Past performance cannot guarantee            ======================================================================================
comparable future results.
                                             RESULTS OF A $10,000 INVESTMENT

   In evaluating this chart, please note     12/31/94-12/31/04
that the chart uses a logarithmic scale
along the vertical axis (the value                                           [MOUNTAIN CHART]
scale). This means that each scale
increment always represents the same           DATE      AIM V.I. CORE EQUITY      S&P 500     RUSSELL 1000       LIPPER LARGE-CAP
percent change in price; in a linear                        FUND-SERIES I           INDEX         INDEX           CORE FUND INDEX
chart each scale increment always            12/31/94         $10000               $10000        $10000              $10000
represents the same absolute change in           3/95          10868                10973         10951               10788
price. In this example, the scale                6/95          12015                12019         11982               11680
increment between $5,000 and $10,000 is          9/95          13302                12973         13050               12550
the same as that between $10,000 and            12/95          13389                13753         13777               13176
$20,000. In a linear chart, the latter           3/96          14053                14491         14536               13854
scale increment would be twice as large.         6/96          14645                15141         15129               14356
The benefit of using a logarithmic scale         9/96          15162                15609         15622               14812
is that it better illustrates                   12/96          16059                16909         16869               15790
performance during the early years               3/97          15931                17363         17130               15921
before reinvested distributions and              6/97          18740                20392         20010               18595
compounding create the potential for the         9/97          20643                21919         21757               20024
original investment to grow to very             12/97          20189                22548         22411               20404
large numbers. Had the chart used a              3/98          22617                25691         25407               23157
linear scale along its vertical axis,            6/98          23099                26544         26043               24085
you would not be able to see as clearly          9/98          20380                23910         23358               21324
the movements in the value of the fund          12/98          25776                28997         28467               25900
and the indexes during the fund's early          3/99          27904                30441         29641               27023
years. We use a logarithmic scale in             6/99          29530                32583         31753               28518
financial reports of funds that have             9/99          28063                30554         29656               26656
more than five years of performance             12/99          34599                35096         34420               30911
history.                                         3/00          37470                35900         35923               32230
                                                 6/00          34983                34946         34689               31495
=======================================          9/00          35333                34608         34937               31379
AVERAGE ANNUAL TOTAL RETURNS                    12/00          29563                31902         31739               28633
                                                 3/01          23525                28122         27751               25065
As of 12/31/04                                   6/01          25422                29767         29502               26401
                                                 9/01          19947                25399         25008               22628
SERIES I SHARES                                 12/01          22815                28113         27788               24959
Inception (5/2/94)                9.42%          3/02          23075                28191         27993               24975
10 Years                         10.07           6/02          21131                24416         24226               21874
 5 Years                         -5.47           9/02          18160                20200         20129               18433
 1 Year                           8.97          12/02          19259                21902         21771               19659
                                                 3/03          18318                21212         21131               19048
SERIES II SHARES                                 6/03          21119                24476         24457               21655
10 Years                          9.80%          9/03          21641                25124         25190               22131
 5 Years                         -5.71          12/03          23960                28181         28279               24535
 1 Year                           8.67           3/04          24075                28658         28817               24781
=======================================          6/04          24934                29151         29221               25085
                                                 9/04          24296                28606         28692               24490
Returns since the inception date of             12/04         $26111               $31245        $31504              $26569
Series II shares are historical. All
other returns are the blended returns of                                                                       Source: Lipper, Inc.
the historical performance of the fund's     ======================================================================================
Series II shares since their inception
and the restated historical performance      may be lower or higher. Please contact        consequently, the performance of the
of the fund's Series I shares (for           your variable product issuer or               fund may deviate significantly from the
periods prior to inception of the Series     financial advisor for the most recent         performance of the indexes.
II shares) adjusted to reflect the           month-end variable performance.
higher Rule 12b-1 fees applicable to the     Performance figures reflect fund                 A direct investment cannot be made
Series II shares. The inception date of      expenses, reinvested distributions and        in an index. Unless otherwise indicated,
the fund's Series II shares is 10/24/01.     changes in net asset value. Investment        index results include reinvested
The Series I and Series II shares invest     return and principal value will               dividends, and they do not reflect sales
in the same portfolio of securities and      fluctuate so that you may have a gain or      charges. Performance of an index of
will have substantially similar              loss when you sell shares.                    funds reflects fund expenses;
performance, except to the extent that                                                     performance of a market index does not.
expenses borne by each class differ.            AIM V.I. Core Equity Fund, a series
                                             portfolio of AIM Variable Insurance           OTHER INFORMATION
   The performance data quoted represent     Funds, is currently offered through
past performance and cannot guarantee        insurance companies issuing variable          The returns shown in the Management's
comparable future results; current           products. You cannot purchase shares of       Discussion of Fund Performance are based
performance                                  the fund directly. Performance figures        on net asset values calculated for
                                             given represent the fund and are not          shareholder transactions. Generally
                                             intended to reflect actual variable           accepted accounting principles require
                                             product values. They do not reflect           adjustments to be made to the net assets
                                             sales charges, expenses and fees              of the fund at period end for financial
                                             assessed in connection with a variable        reporting purposes, and as such, the net
                                             product. Sales charges, expenses and          asset values for shareholder
                                             fees, which are determined by the             transactions and the returns based on
                                             variable product issuers, will vary and       those net asset values may differ from
                                             will lower the total return.*                 the net asset values and returns
                                                                                           reported in the Financial Highlights.
                                             ABOUT INDEXES USED IN THIS REPORT
                                                                                              Industry classifications used in this
                                             The unmanaged Standard & Poor's               report are generally according to the
                                             Composite Index of 500 Stocks (the S&P        Global Industry Classification Standard,
                                             500--Registered Trademark-- Index) is an      which was developed by and is the
                                             index of common stocks frequently used        exclusive property and a service mark of
                                             as a general measure of U.S. stock            Morgan Stanley Capital International
                                             market performance.                           Inc. and Standard & Poor's.

                                                The unmanaged Russell 1000 Index
                                             represents the performance of the stocks
                                             of large-capitalization companies.

                                                The unmanaged Lipper Large-Cap Core
                                             Fund Index represents an average of the
                                             performance of the 30 largest
                                             large-capitalization core equity funds
                                             tracked by Lipper, Inc., an independent
                                             mutual fund performance monitor.

                                                The fund is not managed to track the
                                             performance of any particular index,
                                             including the indexes defined here, and

*Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.


                                        5                            VICEQ-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-91.21%

AEROSPACE & DEFENSE-1.28%

Northrop Grumman Corp.                            350,700   $   19,064,052
==========================================================================

BREWERS-1.50%

Heineken N.V. (Netherlands)(a)(b)                 674,949       22,409,073
==========================================================================

BUILDING PRODUCTS-1.01%

Masco Corp.                                       411,500       15,032,095
==========================================================================

COMMUNICATIONS EQUIPMENT-1.01%

Nokia Oyi-ADR (Finland)                           965,000       15,121,550
==========================================================================

COMPUTER HARDWARE-1.39%

International Business Machines Corp.             210,500       20,751,090
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.98%

First Data Corp.                                  344,800       14,667,792
==========================================================================

DEPARTMENT STORES-1.79%

Kohl's Corp.(c)                                   542,000       26,650,140
==========================================================================

DIVERSIFIED BANKS-2.58%

Bank of America Corp.                             506,600       23,805,134
--------------------------------------------------------------------------
Wachovia Corp.                                    278,050       14,625,430
==========================================================================
                                                                38,430,564
==========================================================================

DIVERSIFIED CHEMICALS-1.26%

Dow Chemical Co. (The)                            379,800       18,803,898
==========================================================================

ELECTRIC UTILITIES-1.02%

FPL Group, Inc.                                   203,600       15,219,100
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.02%

Emerson Electric Co.                              217,100       15,218,710
==========================================================================

ENVIRONMENTAL SERVICES-2.02%

Waste Management, Inc.                          1,005,400       30,101,676
==========================================================================

FOOD RETAIL-2.04%

Kroger Co. (The)(c)                             1,733,700       30,409,098
==========================================================================

HOUSEHOLD PRODUCTS-1.13%

Kimberly-Clark Corp.                              257,000       16,913,170
==========================================================================

INDUSTRIAL CONGLOMERATES-3.68%

General Electric Co.                              718,800       26,236,200
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 802,500       28,681,350
==========================================================================
                                                                54,917,550
==========================================================================

INDUSTRIAL MACHINERY-1.37%

Dover Corp.                                       488,500       20,487,690
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INTEGRATED OIL & GAS-7.76%

Amerada Hess Corp.                                258,600   $   21,303,468
--------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                       625,550       36,532,120
--------------------------------------------------------------------------
ChevronTexaco Corp.                               282,000       14,807,820
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 555,300       28,464,678
--------------------------------------------------------------------------
Murphy Oil Corp.                                  181,500       14,601,675
==========================================================================
                                                               115,709,761
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.02%

ALLTEL Corp.                                      257,700       15,142,452
==========================================================================

INTERNET RETAIL-0.99%

IAC/InterActiveCorp(c)                            536,100       14,807,082
==========================================================================

INVESTMENT BANKING & BROKERAGE-1.57%

Morgan Stanley                                    421,700       23,412,784
==========================================================================

IT CONSULTING & OTHER SERVICES-1.48%

Accenture Ltd.-Class A (Bermuda)(c)               818,300       22,094,100
==========================================================================

LIFE & HEALTH INSURANCE-1.10%

Prudential Financial, Inc.                        298,900       16,427,544
==========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.94%

Dominion Resources, Inc.                          207,900       14,083,146
==========================================================================

OFFICE ELECTRONICS-1.80%

Xerox Corp.(c)                                  1,581,500       26,901,315
==========================================================================

OIL & GAS DRILLING-2.17%

GlobalSantaFe Corp. (Cayman Islands)              517,000       17,117,870
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(c)              296,000       15,181,840
==========================================================================
                                                                32,299,710
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.31%

Baker Hughes Inc.                                 486,300       20,750,421
--------------------------------------------------------------------------
BJ Services Co.                                   319,000       14,846,260
--------------------------------------------------------------------------
Smith International, Inc.(c)                      254,300       13,836,463
==========================================================================
                                                                49,433,144
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.09%

Citigroup Inc.                                    335,700       16,174,026
==========================================================================

PACKAGED FOODS & MEATS-7.01%

Campbell Soup Co.                                 725,700       21,691,173
--------------------------------------------------------------------------
General Mills, Inc.                               942,000       46,826,820
--------------------------------------------------------------------------

                           AIM V.I. CORE EQUITY FUND

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
PACKAGED FOODS & MEATS-(CONTINUED)

[wKraft Foods Inc.-Class A                        581,700   $   20,714,337
--------------------------------------------------------------------------
Sara Lee Corp.                                    634,500       15,316,830
==========================================================================
                                                               104,549,160
==========================================================================

PAPER PRODUCTS-1.40%

Georgia-Pacific Corp.                             548,300       20,550,284
--------------------------------------------------------------------------
Neenah Paper, Inc.(b)(c)                            7,787          253,856
==========================================================================
                                                                20,804,140
==========================================================================

PHARMACEUTICALS-12.44%

Bristol-Myers Squibb Co.                          819,200       20,987,904
--------------------------------------------------------------------------
Forest Laboratories, Inc.(c)                      690,000       30,953,400
--------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)          716,500       33,954,935
--------------------------------------------------------------------------
Johnson & Johnson                                 251,000       15,918,420
--------------------------------------------------------------------------
Merck & Co. Inc.                                1,212,600       38,972,964
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        785,200       23,446,072
--------------------------------------------------------------------------
Wyeth                                             501,600       21,363,144
==========================================================================
                                                               185,596,839
==========================================================================

PROPERTY & CASUALTY INSURANCE-3.55%

ACE Ltd. (Cayman Islands)                         517,800       22,135,950
--------------------------------------------------------------------------
Chubb Corp. (The)                                 201,000       15,456,900
--------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)               414,988       15,383,605
==========================================================================
                                                                52,976,455
==========================================================================

PUBLISHING-3.49%

Gannett Co., Inc.                                 225,500       18,423,350
--------------------------------------------------------------------------
New York Times Co. (The)-Class A                  359,500       14,667,600
--------------------------------------------------------------------------
Tribune Co.                                       450,800       18,996,712
==========================================================================
                                                                52,087,662
==========================================================================

RAILROADS-2.27%

Norfolk Southern Corp.                            433,400       15,684,746
--------------------------------------------------------------------------
Union Pacific Corp.                               269,600       18,130,600
==========================================================================
                                                                33,815,346
==========================================================================

REGIONAL BANKS-1.87%

BB&T Corp.                                        355,400       14,944,570
--------------------------------------------------------------------------
SunTrust Banks, Inc.                              175,900       12,995,492
==========================================================================
                                                                27,940,062
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

SEMICONDUCTORS-4.42%

Analog Devices, Inc.                              379,400   $   14,007,448
--------------------------------------------------------------------------
Intel Corp.                                       946,800       22,145,652
--------------------------------------------------------------------------
National Semiconductor Corp.                      894,800       16,061,660
--------------------------------------------------------------------------
Xilinx, Inc.                                      462,200       13,704,230
==========================================================================
                                                                65,918,990
==========================================================================

SOFT DRINKS-0.98%

Coca-Cola Co. (The)                               350,700       14,599,641
==========================================================================

SYSTEMS SOFTWARE-4.42%

Computer Associates International, Inc.           704,700       21,887,982
--------------------------------------------------------------------------
Microsoft Corp.                                 1,647,000       43,991,370
==========================================================================
                                                                65,879,352
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.05%

Washington Mutual, Inc.                           369,900       15,639,372
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,166,527,688)                        1,360,489,331
==========================================================================

MONEY MARKET FUNDS-8.89%

Liquid Assets Portfolio-Institutional
  Class(d)                                     66,319,755       66,319,755
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    66,319,755       66,319,755
==========================================================================
    Total Money Market Funds (Cost
      $132,639,510)                                            132,639,510
==========================================================================
TOTAL INVESTMENTS-100.10% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,299,167,198)                                            1,493,128,841
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED
MONEY MARKET FUNDS-0.32%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                   4,769,488        4,769,488
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $4,769,488)                                          4,769,488
==========================================================================
TOTAL INVESTMENTS-100.42% (Cost
  $1,303,936,686)                                            1,497,898,329
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.42%)                           (6,262,458)
==========================================================================
NET ASSETS-100.00%                                          $1,491,635,871
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 1.50% of the Fund's Total Investments. See Note 1A.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS:

Investments, at market value (cost
  $1,166,527,688)*                             $1,360,489,331
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $137,408,998)                             137,408,998
=============================================================
    Total investments (cost $1,303,936,686)     1,497,898,329
_____________________________________________________________
=============================================================
Receivables for:
  Investments sold                                  1,071,821
-------------------------------------------------------------
  Fund shares sold                                     28,606
-------------------------------------------------------------
  Dividends                                         2,424,443
-------------------------------------------------------------
  Investment matured (Note 10)                      1,135,900
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                108,951
=============================================================
    Total assets                                1,502,668,050
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,656,843
-------------------------------------------------------------
  Fund shares reacquired                            1,733,492
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  178,469
-------------------------------------------------------------
  Collateral upon return of securities loaned       4,769,488
-------------------------------------------------------------
Accrued administrative services fees                2,506,900
-------------------------------------------------------------
Accrued distribution fees -- Series II                  2,537
-------------------------------------------------------------
Accrued transfer agent fees                             3,814
-------------------------------------------------------------
Accrued operating expenses                            180,636
=============================================================
    Total liabilities                              11,032,179
=============================================================
Net assets applicable to shares outstanding    $1,491,635,871
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                $1,598,214,585
-------------------------------------------------------------
  Undistributed net investment income              11,590,806
-------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities and foreign
    currencies                                   (312,131,163)
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities                                    193,961,643
=============================================================
                                               $1,491,635,871
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,487,462,489
_____________________________________________________________
=============================================================
Series II                                      $    4,173,382
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           65,830,667
_____________________________________________________________
=============================================================
Series II                                             185,656
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        22.60
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        22.48
_____________________________________________________________
=============================================================

* At December 31, 2004, securities with an aggregate market value of $4,510,256 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $137,321)                                      $ 31,148,436
-------------------------------------------------------------
Dividends from affiliated money market funds
  (including securities lending income of
  $6,444**)                                         1,304,676
=============================================================
    Total investment income                        32,453,112
=============================================================

EXPENSES:

Advisory fees                                       9,144,411
-------------------------------------------------------------
Administrative services fees                        3,911,626
-------------------------------------------------------------
Custodian fees                                        163,693
-------------------------------------------------------------
Distribution fees -- Series II                          9,873
-------------------------------------------------------------
Transfer agent fees                                    28,098
-------------------------------------------------------------
Trustees' fees and retirement benefits                 49,786
-------------------------------------------------------------
Other                                                 416,038
=============================================================
    Total expenses                                 13,723,525
=============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (22,925)
=============================================================
    Net expenses                                   13,700,600
=============================================================
Net investment income                              18,752,512
=============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                            97,912,492
-------------------------------------------------------------
  Foreign currencies                                   21,137
=============================================================
                                                   97,933,629
=============================================================
Change in net unrealized appreciation of
  investment securities                            10,319,904
=============================================================
Net gain from investment securities and foreign
  currencies                                      108,253,533
=============================================================
Net increase in net assets resulting from
  operations                                     $127,006,045
_____________________________________________________________
=============================================================

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   18,752,512    $   12,890,531
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            97,933,629       (24,972,748)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             10,319,904       324,404,651
==============================================================================================
    Net increase in net assets resulting from operations         127,006,045       312,322,434
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (14,182,082)      (14,186,491)
----------------------------------------------------------------------------------------------
  Series II                                                          (32,455)          (31,366)
==============================================================================================
    Decrease in net assets resulting from distributions          (14,214,537)      (14,217,857)
==============================================================================================
Share transactions-net:
  Series I                                                      (180,502,395)     (127,008,381)
----------------------------------------------------------------------------------------------
  Series II                                                           63,621         1,187,509
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (180,438,774)     (125,820,872)
==============================================================================================
    Net increase (decrease) in net assets                        (67,647,266)      172,283,705
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,559,283,137     1,386,999,432
==============================================================================================
  End of year (including undistributed net investment income
    of $11,590,806 and $7,031,694, respectively)              $1,491,635,871    $1,559,283,137
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of

                           AIM V.I. CORE EQUITY FUND
prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor. The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized

                           AIM V.I. CORE EQUITY FUND
     foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $22,212.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $712 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $3,911,626, of which AIM retained $335,421 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $28,098.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $9,873.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                           AIM V.I. CORE EQUITY FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 69,099,940      $251,279,927      $(254,060,112)       $     --       $ 66,319,755     $  652,987     $     --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            69,099,940       251,279,927       (254,060,112)             --         66,319,755        645,245           --
===================================================================================================================================
  Subtotal       $138,199,880      $502,559,854      $(508,120,224)       $     --       $132,639,510     $1,298,232     $     --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $         --      $ 77,703,400      $ (77,703,400)       $     --       $         --     $    4,775     $     --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --        32,765,232        (27,995,744)             --          4,769,488          1,669           --
===================================================================================================================================
  Subtotal       $         --      $110,468,632      $(105,699,144)       $     --       $  4,769,488     $    6,444     $     --
===================================================================================================================================
  Total          $138,199,880      $613,028,486      $(613,819,368)       $     --       $137,408,998     $1,304,676     $     --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $18,616,211 and $49,159,043, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $1 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $6,089 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by
                           AIM V.I. CORE EQUITY FUND
collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $4,510,256 were on loan to brokers. The loans were secured by cash collateral of $4,769,488 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $6,444 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $14,214,537    $14,217,857
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
----------------------------------------------------------------------------
Undistributed ordinary income                                 $   18,797,910
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           171,032,122
----------------------------------------------------------------------------
Temporary book/tax differences                                      (153,494)
----------------------------------------------------------------------------
Capital loss carryforward                                       (296,255,252)
----------------------------------------------------------------------------
Shares of beneficial interest                                  1,598,214,585
============================================================================
Total net assets                                              $1,491,635,871
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

                           AIM V.I. CORE EQUITY FUND

    The Fund utilized $96,468,555 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $275,037,399
-----------------------------------------------------------------------------
December 31, 2011                                                 21,217,853
=============================================================================
Total capital loss carryforward                                 $296,255,252
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $730,580,446 and $912,286,740, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $18,500,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $188,609,648
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (17,577,526)
==============================================================================
Net unrealized appreciation of investment securities             $171,032,122
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,326,866,207.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2004, undistributed net investment income (loss) was increased by $21,137 and undistributed net realized gain (loss) was decreased by $21,137. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING (a)
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                         2004                           2003
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       706,992    $  15,076,577     1,752,378    $  32,165,026
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       46,375          984,768       155,224        2,728,158
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       633,129       14,182,082       702,995       14,186,491
------------------------------------------------------------------------------------------------------------------------
  Series II                                                        1,456           32,454         1,561           31,366
========================================================================================================================
Reacquired:
  Series I                                                    (9,797,694)    (209,761,054)   (9,709,887)    (173,359,898)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (44,856)        (953,601)      (89,175)      (1,572,015)
========================================================================================================================
                                                              (8,454,598)   $(180,438,774)   (7,186,904)   $(125,820,872)
________________________________________________________________________________________________________________________
========================================================================================================================

()(a)There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 74% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

                           AIM V.I. CORE EQUITY FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    SERIES I
                                                ---------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------------
                                                   2004                2003             2002             2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $    20.94          $    16.99       $    20.20       $    26.19       $    31.59
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                0.30(a)             0.17(b)          0.12(b)          0.03(c)          0.01(b)
---------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
   realized and unrealized)                           1.58                3.97            (3.27)           (6.01)           (4.56)
=================================================================================================================================
   Total from investment operations                   1.88                4.14            (3.15)           (5.98)           (4.55)
=================================================================================================================================
Less distributions:
 Dividends from net investment income                (0.22)              (0.19)           (0.06)           (0.01)           (0.04)
---------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains                  --                  --               --               --            (0.81)
=================================================================================================================================
   Total distributions                               (0.22)              (0.19)           (0.06)           (0.01)           (0.85)
=================================================================================================================================
Net asset value, end of period                  $    22.60          $    20.94       $    16.99       $    20.20       $    26.19
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                                       8.97%              24.42%          (15.58)%         (22.83)%         (14.56)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $1,487,462          $1,555,475       $1,385,050       $1,916,875       $2,514,262
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets               0.91%(e)            0.81%(f)         0.78%            0.82%            0.84%
=================================================================================================================================
Ratio of net investment income to average net
 assets                                               1.25%(a)(e)         0.91%            0.67%            0.12%(c)         0.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 52%                 31%             113%              73%              75%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.23 and 0.92%, respectively.
(b)Calculated using average shares outstanding.
(c)As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been remained unchanged and the ratio of net investment income to average net assets would have been 0.13%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(d)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(e)Ratios are based on average daily net assets of $1,499,286,098.
(f)After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expenses reimbursements was 0.82%.

                                                                                        SERIES II
                                                              --------------------------------------------------------------
                                                                                                            OCTOBER 24, 2001
                                                                                                              (DATE SALES
                                                                      YEAR ENDED DECEMBER 31,                COMMENCED) TO
                                                              ---------------------------------------         DECEMBER 31,
                                                                2004             2003          2002               2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $20.85           $16.94        $ 20.19            $18.97
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                                    0.21(a)          0.12(b)        0.07(b)          (0.00)
----------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized and
   unrealized)                                                   1.60             3.96          (3.26)             1.23
============================================================================================================================
   Total from investment operations                              1.81             4.08          (3.19)             1.23
============================================================================================================================
Less dividends from net investment income                       (0.18)           (0.17)         (0.06)            (0.01)
============================================================================================================================
Net asset value, end of period                                 $22.48           $20.85        $ 16.94            $20.19
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                  8.67%           24.15%        (15.79)%            6.49%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $4,173           $3,808        $ 1,949            $  400
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                          1.16%(d)         1.06%(e)       1.03%             1.03%(f)
============================================================================================================================
Ratio of net investment income (loss) to average net assets      1.00%(a)(d)      0.66%          0.42%            (0.10)%(f)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(g)                                         52%              31%           113%               73%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.14 and 0.67%, respectively.
(b)Calculated using average shares outstanding.
(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)Ratios are based on average daily net assets of $3,949,042.
(e)After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expenses reimbursements was 1.07%.
(f)Annualized.
(g)Not annualized for periods less than one year.

                           AIM V.I. CORE EQUITY FUND

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                           AIM V.I. CORE EQUITY FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                           AIM V.I. CORE EQUITY FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                           AIM V.I. CORE EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Core Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Core Equity Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                           AIM V.I. CORE EQUITY FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Core Equity Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  485,251,764      20,583,220
      Frank S. Bayley..............................  485,193,740      20,641,244
      James T. Bunch...............................  485,846,832      19,988,152
      Bruce L. Crockett............................  485,356,560      20,478,424
      Albert R. Dowden.............................  485,381,238      20,453,746
      Edward K. Dunn, Jr. .........................  484,642,618      21,192,366
      Jack M. Fields...............................  485,417,523      20,417,461
      Carl Frischling..............................  484,781,819      21,053,165
      Robert H. Graham.............................  485,247,575      20,587,409
      Gerald J. Lewis..............................  484,388,317      21,446,667
      Prema Mathai-Davis...........................  484,212,736      21,622,248
      Lewis F. Pennock.............................  485,257,174      20,577,810
      Ruth H. Quigley..............................  483,391,857      22,443,127
      Louis S. Sklar...............................  484,592,297      21,242,687
      Larry Soll, Ph.D. ...........................  484,654,198      21,180,786
      Mark H. Williamson...........................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                           AIM V.I. CORE EQUITY FUND

TRUSTEES AND OFFICERS

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------


   INTERESTED PERSONS
-----------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993               Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                            Group Inc. (financial services holding
   President                                          company); Director and Vice Chairman,
                                                      AMVESCAP PLC and Chairman, AMVESCAP
                                                      PLC -- AIM Division (parent of AIM and a
                                                      global investment management firm)
                                                      Formerly: President and Chief Executive
                                                      Officer, A I M Management Group Inc.;
                                                      Director, Chairman and President, A I M
                                                      Advisors, Inc. (registered investment
                                                      advisor); Director and Chairman, A I M
                                                      Capital Management, Inc. (registered
                                                      investment advisor), A I M Distributors,
                                                      Inc. (registered broker dealer), AIM
                                                      Investment Services, Inc., (registered
                                                      transfer agent), and Fund Management
                                                      Company (registered broker dealer); and
                                                      Chief Executive Officer, AMVESCAP
                                                      PLC -- Managed Products
-----------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003               Director, President and Chief Executive    None
   Trustee and Executive Vice                         Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Director, Chairman and President, A I M
                                                      Advisors, Inc. (registered investment
                                                      advisor); Director, A I M Capital
                                                      Management, Inc. (registered investment
                                                      advisor) and A I M Distributors, Inc.
                                                      (registered broker dealer); Director and
                                                      Chairman, AIM Investment Services, Inc.
                                                      (registered transfer agent), Fund
                                                      Management Company (registered broker
                                                      dealer) and INVESCO Distributors, Inc.
                                                      (registered broker dealer); and Chief
                                                      Executive Officer, AMVESCAP PLC -- AIM
                                                      Division (parent of AIM and a global
                                                      investment management firm)
                                                      Formerly: Director, Chairman, President
                                                      and Chief Executive Officer, INVESCO
                                                      Funds Group, Inc.; President and Chief
                                                      Executive Officer, INVESCO Distributors,
                                                      Inc.; Chief Executive Officer, AMVESCAP
                                                      PLC -- Managed Products; Chairman and
                                                      Chief Executive Officer of NationsBanc
                                                      Advisors, Inc.; and Chairman of
                                                      NationsBanc Investments, Inc.
-----------------------------------------------------------------------------------------------------------------------------------


   INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993               Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                  (technology consulting company)            and Captaris, Inc. (unified
                                                                                                 messaging provider)
-----------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004               Retired                                    None
   Trustee
                                                      Formerly: President and Chief Executive
                                                      Officer, AMC Cancer Research Center; and
                                                      Chairman and Chief Executive Officer,
                                                      First Columbia Financial Corporation
-----------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                       investment company)
                                                      Formerly: Partner, law firm of Baker &
                                                      McKenzie
-----------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004               Co-President and Founder, Green, Manning   None
   Trustee                                            & Bunch Ltd., (investment banking firm);
                                                      and Director, Policy Studies, Inc. and
                                                      Van Gilder Insurance Corporation
-----------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                            private business corporations, including   (registered investment company);
                                                      the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                      and management) and Magellan Insurance     Ltd. (insurance company)
                                                      Company
                                                      Formerly: Director, President and Chief
                                                      Executive Officer, Volvo Group North
                                                      America, Inc.; Senior Vice President, AB
                                                      Volvo; and director of various
                                                      affiliated Volvo companies
-----------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Retired                                    None
   Trustee
                                                      Formerly: Chairman, Mercantile Mortgage
                                                      Corp.; President and Chief Operating
                                                      Officer, Mercantile-Safe Deposit & Trust
                                                      Co.; and President, Mercantile
                                                      Bankshares Corp.
-----------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                            Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                      company) and Texana Timber LP
                                                      (sustainable forestry company)
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                            (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                           AIM V.I. CORE EQUITY FUND

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------


   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director, Chief Fixed Income      N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President and
                                                      Senior Portfolio Manager, INVESCO
                                                      Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President,
                                                      Director of Sector Management and Senior
                                                      Portfolio Manager, INVESCO Institutional
                                                      (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. (See footnote (4)
                                                      below.)
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA
                                                       Houston, TX 77046-1173   19103-3659
COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Foley & Lardner LLP                                    AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 100% is eligible for the dividends received deduction for corporations.
                           AIM V.I. CORE EQUITY FUND

                                           AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS

                                  AIM V.I. DENT DEMOGRAPHIC TRENDS FUND seeks to
                                             provide longterm growth of capital.


Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.


The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form NQ. The fund's Form NQ filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms NQ may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 205490102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 12029428090 or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the fund are 8117452 and 3357340. The fund's most recent portfolio holdings, as filed on Form NQ, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 8004104246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the dropdown menu.

==================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A
CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE
PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ EACH CAREFULLY BEFORE
INVESTING.
==================================================

===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               the two types of stocks, we do work to
                                                                                          maintain balance between the two types
AIM V.I. Dent Demographic Trends Fund        rate environment that prevailed all          because they will tend to perform
continued to focus on the four market        year.                                        differently depending on economic
sectors favored by its subadvisor, Harry                                                  conditions and market sentiment.
S. Dent Jr.: financials, consumer            HOW WE INVEST
discretionary, health care and                                                            MARKET CONDITIONS AND YOUR FUND
information technology. As the fiscal        The fund combines the topdown investment
year                                         approach of Harry S. Dent Jr., who           Late in the fiscal year investors began
                                             focuses on longterm demographic and          reacting positively to a decline in oil
========================================     lifestyle trends; and AIM's bottomup         prices, improving economic statistics,
FUND VS. INDEXES                             approach, which scrutinizes individual       and the end of another presidential
                                             companies to identify those we believe       election cycle. Chiefly because of
Total returns, 12/31/03-12/31/04,            will produce sustainable longterm            strong performance during the fourth
excluding variable product issuer            revenue, earnings growth and cash flow       quarter of the year, 2004 was relatively
charges. If variable product issuer          growth.                                      good for investors, as all the major
charges were included, returns would be                                                   domestic equity indexes produced
lower.                                          Dent has identified the four sectors      positive results.
                                             he believes will do well given ongoing
Series I Shares                   8.25%      demographic developments, including the         One of the bestperforming sectors for
                                             aging of the baby boom generation. The       the fund was information technology. In
Series II Shares                  7.90       financials, consumer discretionary and       fact, four of the fund's top five
                                             health care sectors all reflect the          performers for the year were in this
S&P 500 Index                                aging of the population: the growth of       sector. By contrast, information
(Broad Market Index)             10.87       disposable income as obligations such as     technology holdings included in the
                                             children's tuition and home mortgages        Russell 3000 Growth Index produced
Russell 3000 Growth Index                    are paid off, the accumulation of assets     negative returns for the fiscal year.
(Style-specific Index)            6.93       for retirement and the increased need
                                             for health care services. Facilitating          Holdings in information technology
Lipper MultiCap Growth Fund Index            advances in all three, and in fact in        that have been successful for the fund
(Peer Group Index)               11.26       the entire economy, is the information       either during the fiscal year or over
                                             technology sector.                           the long term include Yahoo! and eBay,
Source: Lipper, Inc.                                                                      both of which have been fund holdings
========================================        With a focus on these sectors, we         for some time. Both represent the
                                             then search company-by-company for:          ongoing migration to the Internet,
closed, almost 90% of fund assets were                                                    Yahoo! for experiences and eBay for
invested in these sectors. Fund holdings     o Earnings-momentum stocks of companies      transactions.
in all of these focus sectors produced       experiencing accelerating revenue and
positive returns for the year, and the       earnings growth above market                 o Yahoo! also represents a change in the
fund outperformed its style-specific         expectations                                 advertising industry. Advertising in the
benchmark.                                                                                traditional media has been declining,
                                             o Core growth stocks of high-quality,        and advertising dollars have been moving
   The absence of holdings in other          well-managed companies with strong           to the Internet. Yahoo! has been the
sectors that performed strongly led to       competitive positions in growing markets     numbertwo player in attracting this
underperformance relative to the broad                                                    revenue stream.
market and the fund's Lipper peer group.
Compared to these indexes, strong               While we do not seek a certain ratio      o eBay, a leader in electronic commerce,
performance in our focus sectors simply      between                                      now includes PayPal, an electronic payment
could not compete with the superior                                                       system that can be used to pay for
performance of energy stocks riding the                                                   Internet
wave of record high oil prices and
utilities stocks, which were considered
attractive in the low-interest

====================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      TOP 10 INDUSTRIES*
By sector
                                              1. Dell Inc.                      2.5%       1. Communications Equipment       6.7%
1. Information Technology         35.5%       2. Goldman Sachs Group, Inc.                 2. Systems Software               6.3
2. Health Care                    21.6           (The)                          2.2        3. Health Care Equipment          5.4
3. Consumer Discretionary         19.5        3. eBay Inc                       2.2        4. Pharmaceuticals                4.8
4. Financials                     12.1        4. Yahoo! Inc.                    2.1        5. Biotechnology                  4.5
5. Consumer Staples                4.3        5. Alliance Data Systems Corp.    2.0        6. Application Software           3.9
6. Industrials                     2.5        6. Aetna Inc.                     2.0        7. Consumer Finance               3.7
7. Materials                       0.7        7. Target Corp.                   1.9        8. Computer Hardware              3.6
                                              8. Symantec Corp.                 1.8        9. Cendant Corp.                  1.8
   Money Market Funds                         9. Internet Software & Services   3.6       10. Health Care Services           3.4
   Plus Other Assets Less                    10. Oracle Corp.                   1.7
   Liabilities                     3.8

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.
====================================================================================================================================

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

transactions. PayPal has been a boon for     those concerns into tradable securities.     The views and opinions expressed in
earnings, providing extra revenue growth                                                  Management's Discussion of Fund
to eBay beyond the fees paid for                Among holdings that detracted from        Performance are those of A I M Advisors,
transactions.                                performance was VERITAS, the data            Inc. These views and opinions are
                                             management and storage firm, which           subject to change at any time based on
   Downloadable music made Apple another     declined after it missed secondquarter       factors such as market and economic
strong performer. Apple's stock value        2004 earnings estimates. We trimmed our      conditions. These views and opinions may
tripled over the year, largely on the        holdings on the basis of this shortfall.     not be relied upon as investment advice
strength of the iPod music player. Sales     Late in the fiscal year, VERITAS agreed      or recommendations, or as an offer for a
of iPod continue to beat expectations,       to be acquired by data security firm         particular security. The information is
and the company hopes to convert many of     Symantec, also a fund holding. The           not a complete analysis of every aspect
those iPod purchasers into iMac users.       merger indicates that both firms             of any market, country, industry,
                                             recognized the need for strategic            security or the fund. Statements of fact
   During the fiscal year the fund           change.                                      are from sources considered reliable,
participated in two visible initial                                                       but A I M Advisors, Inc. makes no
public offerings in the tech sector,            Pharmaceutical giant Pfizer also          representation or warranty as to their
those of Google, the wellknown Internet      detracted from performance. In fact,         completeness or accuracy. Although
search engine; and of NAVTEQ, whose          Pfizer is a leader in its industry with      historical performance is no guarantee
digital mapping data base is used in         a history of earnings growth. However,       of future results, these insights may
most invehicle navigation systems sold       recently Pfizer's drug pipeline did not      help you understand our investment
in North America and Europe.                 seem as promising as in the past,            management philosophy.
                                             causing us to begin to trim our position
   A major nontech contributor to fund       even before the controversy erupted over
performance during the fiscal year was a     Vioxx, the painkiller developed by rival                       LANNY H. SACHNOWITZ,
financials sector holding, the Chicago       Merck (not a fund holding). By the close                       senior portfolio
Mercantile Exchange, the largest futures     of the fiscal year, we no longer held          [SACHNOWITZ     manager, is lead
exchange in the United States. The           Pfizer. We took our profits during the            PHOTO]       portfolio manager of
exchange, which has been growing             market rally that followed the 2004                            AIM V.I. Dent
rapidly, enables buyers and sellers to       presidential election. We still consider                       Demographic Trends
trade either via its trading floors or       Pfizer a great company, but we no longer     Fund. He joined AIM in 1987 as a money
on an electronic trading platform. It        consider it a great stock for our            market trader and research analyst. In
offers futures and options on futures in     portfolio, especially compared to other      1990, Mr. Sachnowitz's trading
such areas as interest rates, stock          opportunities in health care and other       responsibilities were expanded to
indexes, foreign exchange rates and          sectors.                                     include head of equity trading. He was
commodities--even the weather. Holding                                                    named to his current position in 1992.
its stock means the fund can potentially     IN CLOSING                                   Mr. Sachnowitz received a B.S. in
benefit from macroeconomic factors such                                                   finance from the University of Southern
as interest rates and foreign exchange       At the close of the fiscal year, AIM         California and an M.B.A. from the
rates, which were important during this      V.I. Dent Demographic Trends Fund held       University of Houston.
fiscal year. For most of 2004, investors     82 securities and had net assets of
were worried about rising oil prices and     $145.2 million. We were pleased to have
interest rates, the presidential             provided investors with positive returns                       KIRK L. ANDERSON,
election cycle and global tensions. The      despite the fact that our favored                              portfolio manager, is
Chicago Mercantile Exchange is a place       sectors were not the markets' favorites        [ANDERSON       a portfolio manager of
where they can translate                     during 2004. We thank you for your               PHOTO]        AIM V.I. Dent
                                             continued investment in AIM V.I. Dent                          Demographic Trends
                                             Demographic Trends Fund.                                       Fund. He joined AIM in
                                                                                          1994 and assumed his current position in
                                                                                          2003. Mr. Anderson earned a B.A. in
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                  political science from Texas A&M
                                                                                          University and M.S. in finance from the
Harry S. Dent's stock market scenario for the coming decade, based on historical          University of Houston.
data, represents his opinion. Unforeseen events such as rising inflation, declining productivity, irregular spending and savings patterns, and other social, political
and economic uncertainties could affect corporate earnings and the stock market,                            JAMES G. BIRDSALL,
negatively altering Mr. Dent's view.                                                                        portfolio manager, is
                                                                                             [BIRDSALL      a portfolio manager of
   Investing in small and midsize companies involves risks not associated with                 PHOTO]       AIM V.I. Dent
investing in more established companies, including business risk, significant stock                         Demographic Trends
price fluctuations and illiquidity.                                                                         Fund. He has been
                                                                                          associated with AIM Investments since
   International investing presents certain risks not associated with investing           1995 and assumed his current position in
solely in the United States. These include risks relating to fluctuations in the          1999. Mr. Birdsall received his B.B.A.
value of the U.S. dollar relative to the values of other currencies, the custody          with a concentration in finance from
arrangements made for the fund's foreign holdings, differences in accounting,             Stephen F. Austin State University
political risks and the lesser degree of public information required to be provided       before earning his M.B.A.with a
by nonU.S. companies. The fund may invest up to 25% of its assets in the securities       concentration in finance and
of nonU.S. issuers.                                                                       international business from the
                                                                                          University of St. Thomas.
   The fund may participate in the initial public offering (IPO) market in some
market cycles. Because of the fund's small asset base, any investment the fund may        Assisted by the Large Cap Growth Team
make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO
investments on the fund's total return.                                                          [RIGHT ARROW GRAPHIC]

                                                                                          FOR FURTHER INFORMATION ON YOUR FUND,
                                                                                          ITS EXPENSES AND ITS LONG-TERM
                                                                                          PERFORMANCE, PLEASE TURN THE PAGE.

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                              actual expense ratio and an assumed rate
                                                                                          of return of 5% per year before
As a shareholder of the fund, you incur      The table below provides information         expenses, which is not the fund's actual
ongoing costs including management fees,     about actual account values and actual       return. The hypothetical account values
distribution and/or service fees (12b1)      expenses. You may use the information in     and expenses may not be used to estimate
and other fund expenses. This example is     this table, together with the amount you     your actual ending account balance or
intended to help you understand your         invested, to estimate the expenses that      expenses you paid for the period. You
ongoing costs (in dollars) of investing      you paid over the period. Simply divide      may use this information to compare the
in the fund and to compare these costs       your account value by $1,000 (for            ongoing costs of investing in the fund
with ongoing costs of investing in other     example, an $8,600 account value divided     and other funds. To do so, compare this
mutual funds. The example is based on an     by $1,000 = 8.6), then multiply the          5% hypothetical example with the 5%
investment of $1,000 invested at the         result by the number in the table under      hypothetical examples that appear in the
beginning of the period and held for the     the heading entitled "Actual Expenses        shareholder reports of the other funds.
entire period July 1, 2004 - December        Paid During Period" to estimate the
31, 2004.                                    expenses you paid on your account during        Please note that the expenses shown
                                             this period.                                 in the table are meant to highlight your
   The actual and hypothetical expenses                                                   ongoing costs only. Therefore, the
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR COMPARISON          hypothetical information is useful in
the effect of any fees or other expenses     PURPOSES                                     comparing ongoing costs only, and will
assessed in connection with a variable                                                    not help you determine the relative
product; if they did, the expenses shown     The table below also provides                total costs of owning different funds.
would be higher while the ending account     information about hypothetical account
values shown would be lower.                 values and hypothetical expenses based
                                             on the fund's

===================================================================================================================================
                                                         ACTUAL                                    HYPOTHETICAL
                                                                                        (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING ACCOUNT      ENDING ACCOUNT            EXPENSES             ENDING ACCOUNT           EXPENSES
   SHARE              VALUE                  VALUE               PAID DURING               VALUE               PAID DURING
   CLASS             (7/1/04)            (12/31/04)(1)          Period(2)(3)             (12/31/04)           PERIOD(2)(4)
  Series I          $1,000.00              $1,044.40                $5.96                 $1,019.30               $5.89
  Series II          1,000.00               1,042.80                 7.24                  1,018.00                7.15

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1,
2004, to December 31, 2004, was 4.44% and 4.28% for Series I and Series II shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.16% and 1.41% for Series I and Series II shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the onehalf year period). Effective on
January 1, 2005, the advisor contractually agreed to waive a portion of its advisory fees. The annualized expense ratios restated
as if this agreement had been in effect throughout the entire most recent fiscal half year are 1.09% and 1.34% for Series I and
Series II shares, respectively.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year are $5.60 and $6.88 for Series I and Series II shares, respectively.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year are $5.53 and $6.80 for Series I and Series II, respectively.

===================================================================================================================================

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            ======================================================================================
comparable future results.
                                             RESULTS OF A $10,000 INVESTMENT
   In evaluating this chart, please note     12/29/99-12/31/04 Index results from 12/31/99
that the chart uses a logarithmic scale
along the vertical axis (the value                                           [MOUNTAIN CHART]
scale). This means that each scale
increment always represents the same                              AIM V.I. DENT
percent change in price; in a linear                           DEMOGRAPHIC TRENDS      S&P 500   RUSSELL 3000    LIPPER MULTI-CAP
chart each scale increment always              DATE               FUND-SERIES I         INDEX    GROWTH INDEX    GROWTH FUND INDEX
represents the same absolute change in       12/29/99               $10000
price. In this example, the scale               12/99                10000             $10000       $10000            $10000
increment between $4,000 and $8,000 is           1/00                 9800               9498         9558              9899
the same as that between $8,000 and              2/00                11120               9318        10155             11481
$16,000. In a linear chart, the latter           3/00                11110              10229        10729             11436
scale increment would be twice as large.         4/00                10210               9921        10178             10477
The benefit of using a logarithmic scale         5/00                 9400               9718         9639              9771
is that it better illustrates                    6/00                10410               9957        10404             10740
performance during the early years               7/00                10340               9802         9938             10402
depicted in the chart before reinvested          8/00                11451              10410        10848             11529
distributions and compounding create the         9/00                10771               9861         9854             10829
potential for the original investment to        10/00                 9900               9819         9365             10200
grow to very large numbers. Had the             11/00                 8040               9045         7963              8529
chart used a linear scale along its             12/00                 8211               9090         7758              8795
vertical axis, you would not be able to          1/01                 8491               9412         8301              8973
see as clearly the movements in the              2/01                 6571               8554         6911              7660
value of the fund and the indexes in the         3/01                 5621               8013         6168              6839
early years depicted. We use a                   4/01                 6441               8635         6946              7673
logarithmic scale in financial reports           5/01                 6381               8693         6863              7632
of funds that have more than five years          6/01                 6441               8481         6731              7496
of performance history.                          7/01                 6051               8398         6534              7092
                                                 8/01                 5461               7873         6008              6479
=======================================          9/01                 4520               7237         5384              5517
AVERAGE ANNUAL TOTAL RETURNS                    10/01                 4891               7375         5681              5912
                                                11/01                 5561               7941         6222              6481
As of 12/31/04                                  12/01                 5591               8010         6236              6582
                                                 1/02                 5480               7893         6118              6396
SERIES I SHARES                                 2/202                 5090               7741         5854              5999
Inception (12/29/99)            -10.81%          3/02                 5460               8032         6077              6357
5 Years                         -10.82           4/02                 5080               7546         5606              5971
1 Year                            8.25           5/02                 4920               7490         5457              5797
                                                 6/02                 4470               6957         4955              5257
SERIES II SHARES                                 7/02                 4010               6415         4649              4763
Inception                       -11.02%          8/02                 3970               6457         4662              4727
5 Years                         -11.03           9/02                 3590               5756         4187              4360
1 Year                            7.90          10/02                 3880               6262         4560              4693
=======================================         11/02                 4160               6630         4820              4987
                                                12/02                 3790               6241         4488              4619
Returns since the inception date of              1/03                 3781               6077         4378              4543
Series II shares are historical. All             2/03                 3751               5986         4352              4512
other returns are the blended returns of         3/03                 3811               6044         4432              4583
the historical performance of the fund's         4/03                 4131               6542         4765              4918
Series II shares since their inception           5/03                 4461               6886         5022              5280
and the restated historical performance          6/03                 4551               6974         5093              5341
of the fund's Series I shares (for               7/03                 4701               7097         5237              5507
periods prior to inception of the Series         8/03                 4831               7235         5379              5727
II shares) adjusted to reflect the               9/03                 4691               7159         5315              5616
higher Rule 12b1 fees applicable to the         10/03                 5071               7563         5626              6014
Series II shares. The inception date of          1103                 5161               7630         5694              6124
the fund's Series I shares is 12/29/99.         12/03                 5210               8030         5877              6253
The inception date of the fund's Series          1/04                 5390               8177         6012              6409
II shares is 11/7/01. The Series I and           2/04                 5460               8291         6046              6494
Series II shares invest in the same              3/04                 5370               8166         5945              6474
portfolio of securities and will have            4/04                 5150               8038         5858              6257
substantially similar performance,               5/04                 5300               8148         5967              6405
except to the extent that expenses borne         6/04                 5400               8306         6051              6542
by each class differ.                            7/04                 4960               8031         5693              6080
                                                 8/04                 4850               8063         5657              5995
                                                 9/04                 5010               8151         5731              6226
                                                10/04                 5140               8275         5825              6360
                                                11/34                 5380               8610         6049              6702
                                                12/04               $ 5640             $ 8903       $ 6285            $ 6958
                                                                                                        Source: Lipper, Inc.
                                             =======================================================================================

                                                The performance data quoted represent        The unmanaged Lipper MultiCap Growth
                                             past performance and cannot guarantee        Fund Index represents an average of the
                                             comparable future results; current           performance of the 30 largest
                                             performance may be lower or higher.          multicapitalization growth funds tracked
                                             Please contact your variable product         by Lipper, Inc., an independent mutual
                                             issuer or financial advisor for the most     fund performance monitor.
                                             recent monthend variable product
                                             performance. Performance figures reflect        The unmanaged Russell 3000--Registered
                                             fund expenses, reinvested distributions      Trademark-- Growth Index is a subset of
                                             and changes in net asset value.              the Russell 3000 Index, an index of common
                                             Investment return and principal value        stocks that measures performance of the
                                             will fluctuate so that you may have a        largest 3,000 U.S. companies based on
                                             gain or loss when you sell shares.           market capitalization; the Growth subset
                                                                                          measures the performance of Russell 3000
                                                AIM V.I. Dent Demographic Trends          companies with higher price/book ratios
                                             Fund, a series portfolio of AIM Variable     and higher forecasted growth values.
                                             Insurance Funds, is currently offered
                                             through insurance companies issuing             The fund is not managed to track the
                                             variable products. You cannot purchase       performance of any particular index,
                                             shares of the fund directly. Performance     including the indexes defined here, and
                                             figures given represent the fund and are     consequently, the performance of the
                                             not intended to reflect actual variable      fund may deviate significantly from the
                                             product values. They do not reflect          performance of the indexes.
                                             sales charges, expenses and fees
                                             assessed in connection with a variable          A direct investment cannot be made in
                                             product. Sales charges, expenses and         an index. Unless otherwise indicated,
                                             fees, which are determined by the            index results include reinvested
                                             variable product issuers, will vary and      dividends, and they do not reflect sales
                                             will lower the total return.*                charges. Performance of an index of
                                                                                          funds reflects fund expenses;
                                             ABOUT INDEXES USED IN THIS REPORT            performance of a market index does not.

                                             The unmanaged Standard & Poor's              OTHER INFORMATION
                                             Composite Index of 500 Stocks (the S&P
                                             500--Registered Trade-- markIndex) is an     The returns shown in the Management's
                                             index of commonstocks frequently used        Discussion of Fund Performance are based
                                             as a general measure of U.S. stock           on net asset values calculated for
                                             market performance.                          shareholder transactions. Generally
                                                                                          accepted accounting principles require
                                                                                          adjustments to be made to the net assets
                                                                                          of the fund at period end for financial
                                                                                          reporting purposes, and as such, the net
                                                                                          asset values for shareholder
                                                                                          transactions and the returns based on
                                                                                          those net asset values may differ from
                                                                                          the net asset values and returns
                                                                                          reported in the Financial Highlights.

                                                                                             Industry classifications used in this
                                                                                          report are generally according to the
                                                                                          Global Industry Classification Standard,
                                                                                          which was developed by and is the
                                                                                          exclusive property and a service mark of
                                                                                          Morgan Stanley Capital International
                                                                                          Inc. and Standard & Poor's.

*Per NASD requirements, the most recent monthend performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 8667024402. As mentioned above, for the most recent monthend performance including variable product charges, please contact your variable product issuer or financial consultant.

                                                                      VIDDT-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.22%

APPAREL RETAIL-1.20%

American Eagle Outfitters, Inc.                   12,800   $    602,880
-----------------------------------------------------------------------
Chico's FAS, Inc.(a)                              25,000      1,138,250
=======================================================================
                                                              1,741,130
=======================================================================

APPLICATION SOFTWARE-3.92%

Amdocs Ltd. (United Kingdom)(a)                   92,000      2,415,000
-----------------------------------------------------------------------
Autodesk, Inc.                                    37,900      1,438,305
-----------------------------------------------------------------------
Intuit Inc.(a)                                    24,200      1,065,042
-----------------------------------------------------------------------
NAVTEQ Corp.(a)                                   16,700        774,212
=======================================================================
                                                              5,692,559
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.58%

Legg Mason, Inc.                                  31,350      2,296,701
=======================================================================

BIOTECHNOLOGY-4.54%

Biogen Idec Inc.(a)                               23,500      1,565,335
-----------------------------------------------------------------------
Gen-Probe Inc.(a)                                 37,500      1,695,375
-----------------------------------------------------------------------
Genentech, Inc.(a)                                27,000      1,469,880
-----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          53,400      1,868,466
=======================================================================
                                                              6,599,056
=======================================================================

BROADCASTING & CABLE TV-0.77%

Univision Communications Inc.-Class A(a)          38,000      1,112,260
=======================================================================

COMMUNICATIONS EQUIPMENT-6.74%

Cisco Systems, Inc.(a)                           121,500      2,344,950
-----------------------------------------------------------------------
Comverse Technology, Inc.(a)                      90,900      2,222,505
-----------------------------------------------------------------------
Motorola, Inc.                                   123,200      2,119,040
-----------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                           64,000      1,002,880
-----------------------------------------------------------------------
QUALCOMM Inc.                                     26,000      1,102,400
-----------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)               12,000        989,040
=======================================================================
                                                              9,780,815
=======================================================================

COMPUTER & ELECTRONICS RETAIL-1.24%

Best Buy Co., Inc.                                30,400      1,806,368
=======================================================================

COMPUTER HARDWARE-3.58%

Apple Computer, Inc.(a)                           23,500      1,513,400
-----------------------------------------------------------------------
Dell Inc.(a)                                      87,500      3,687,250
=======================================================================
                                                              5,200,650
=======================================================================

COMPUTER STORAGE & PERIPHERALS-2.50%

EMC Corp.(a)                                     121,500      1,806,705
-----------------------------------------------------------------------
Lexmark International, Inc.-Class A(a)            21,500      1,827,500
=======================================================================
                                                              3,634,205
=======================================================================

CONSUMER FINANCE-3.69%

American Express Co.                              41,000      2,311,170
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

CONSUMER FINANCE-(CONTINUED)

Providian Financial Corp.(a)                      91,100   $  1,500,417
-----------------------------------------------------------------------
SLM Corp.                                         28,900      1,542,971
=======================================================================
                                                              5,354,558
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.99%

Alliance Data Systems Corp.(a)                    60,800      2,886,784
=======================================================================

DEPARTMENT STORES-2.03%

Kohl's Corp.(a)                                   23,000      1,130,910
-----------------------------------------------------------------------
Nordstrom, Inc.                                   39,000      1,822,470
=======================================================================
                                                              2,953,380
=======================================================================

DISTILLERS & VINTNERS-0.31%

Constellation Brands, Inc.-Class A(a)              9,600        446,496
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.79%

Cendant Corp.                                    110,900      2,592,842
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.26%

Agilent Technologies, Inc.(a)                     76,000      1,831,600
=======================================================================

ENVIRONMENTAL SERVICES-0.73%

Stericycle, Inc.(a)                               22,900      1,052,255
=======================================================================

GENERAL MERCHANDISE STORES-1.91%

Target Corp.                                      53,500      2,778,255
=======================================================================

HEALTH CARE EQUIPMENT-5.40%

Bard (C.R.), Inc.                                 24,300      1,554,714
-----------------------------------------------------------------------
DENTSPLY International Inc.                       26,000      1,461,200
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           28,000      1,746,640
-----------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                         20,000      1,526,000
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   36,000      1,556,640
=======================================================================
                                                              7,845,194
=======================================================================

HEALTH CARE SERVICES-3.45%

Caremark Rx, Inc.(a)                              33,400      1,316,962
-----------------------------------------------------------------------
DaVita, Inc.(a)                                   56,550      2,235,422
-----------------------------------------------------------------------
Quest Diagnostics Inc.                            15,200      1,452,360
=======================================================================
                                                              5,004,744
=======================================================================

HEALTH CARE SUPPLIES-1.40%

Alcon, Inc. (Switzerland)                         25,200      2,031,120
=======================================================================

HOTELS, RESORTS & CRUISE LINES-2.92%

Carnival Corp. (Panama)                           35,800      2,063,154
-----------------------------------------------------------------------
Hilton Hotels Corp.                               80,500      1,830,570
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          6,000        350,400
=======================================================================
                                                              4,244,124
=======================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

HYPERMARKETS & SUPER CENTERS-1.52%

Costco Wholesale Corp.                            45,500   $  2,202,655
=======================================================================

INTERNET RETAIL-2.20%

eBay Inc.(a)                                      27,500      3,197,700
=======================================================================

INTERNET SOFTWARE & SERVICES-3.57%

Google Inc.-Class A(a)                             7,500      1,448,250
-----------------------------------------------------------------------
VeriSign, Inc.(a)                                 20,400        683,808
-----------------------------------------------------------------------
Yahoo! Inc.(a)                                    81,000      3,052,080
=======================================================================
                                                              5,184,138
=======================================================================

INVESTMENT BANKING & BROKERAGE-2.22%

Goldman Sachs Group, Inc. (The)                   31,000      3,225,240
=======================================================================

IT CONSULTING & OTHER SERVICES-0.73%

Accenture Ltd.-Class A (Bermuda)(a)               39,300      1,061,100
=======================================================================

MANAGED HEALTH CARE-1.98%

Aetna Inc.                                        23,000      2,869,250
=======================================================================

MOTORCYCLE MANUFACTURERS-0.98%

Harley-Davidson, Inc.                             23,500      1,427,625
=======================================================================

MOVIES & ENTERTAINMENT-1.74%

Pixar(a)                                           9,000        770,490
-----------------------------------------------------------------------
Walt Disney Co. (The)                             63,400      1,762,520
=======================================================================
                                                              2,533,010
=======================================================================

PERSONAL PRODUCTS-2.42%

Estee Lauder Cos. Inc. (The)-Class A              47,300      2,164,921
-----------------------------------------------------------------------
Gillette Co. (The)                                30,000      1,343,400
=======================================================================
                                                              3,508,321
=======================================================================

PHARMACEUTICALS-4.78%

Eon Labs, Inc.(a)                                 60,100      1,622,700
-----------------------------------------------------------------------
Johnson & Johnson                                 37,000      2,346,540
-----------------------------------------------------------------------
Sepracor Inc.(a)                                  24,000      1,424,880
-----------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR
  (United Kingdom)                                48,500      1,549,575
=======================================================================
                                                              6,943,695
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.51%

Allstate Corp. (The)                              42,500      2,198,100
=======================================================================

PUBLISHING-0.83%

Getty Images, Inc.(a)                             17,600      1,211,760
=======================================================================

REGIONAL BANKS-1.07%

Bank of Hawaii Corp.                              30,600      1,552,644
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


RESTAURANTS-2.11%

Darden Restaurants, Inc.                          46,000   $  1,276,040
-----------------------------------------------------------------------
Yum! Brands, Inc.                                 38,000      1,792,840
=======================================================================
                                                              3,068,880
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.54%

Novellus Systems, Inc.(a)                         80,000      2,231,200
=======================================================================

SEMICONDUCTORS-3.37%

Analog Devices, Inc.                              46,200      1,705,704
-----------------------------------------------------------------------
Microchip Technology Inc.                         59,000      1,572,940
-----------------------------------------------------------------------
National Semiconductor Corp.                      90,000      1,615,500
=======================================================================
                                                              4,894,144
=======================================================================

SPECIALIZED FINANCE-0.87%

Chicago Mercantile Exchange (The)                  5,500      1,257,850
=======================================================================

SPECIALTY CHEMICALS-0.74%

Ecolab Inc.                                       30,500      1,071,465
=======================================================================

SPECIALTY STORES-1.60%

Cabela's Inc.-Class A(a)                          48,600      1,105,164
-----------------------------------------------------------------------
Tiffany & Co.                                     38,000      1,214,860
=======================================================================
                                                              2,320,024
=======================================================================

SYSTEMS SOFTWARE-6.33%

McAfee Inc.(a)                                    54,000      1,562,220
-----------------------------------------------------------------------
Microsoft Corp.                                   39,900      1,065,729
-----------------------------------------------------------------------
Oracle Corp.(a)                                  177,000      2,428,440
-----------------------------------------------------------------------
Symantec Corp.(a)                                103,400      2,663,584
-----------------------------------------------------------------------
VERITAS Software Corp.(a)                         51,700      1,476,035
=======================================================================
                                                              9,196,008
=======================================================================

THRIFTS & MORTGAGE FINANCE-1.16%

Doral Financial Corp. (Puerto Rico)               34,200      1,684,350
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $113,018,117)                         139,724,255
=======================================================================

MONEY MARKET FUNDS-3.53%

Liquid Assets Portfolio-Institutional
  Class(b)                                     2,563,954      2,563,954
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(b)    2,563,954      2,563,954
=======================================================================
    Total Money Market Funds (Cost
      $5,127,908)                                             5,127,908
=======================================================================
TOTAL INVESTMENTS-99.75% (Cost $118,146,025)                144,852,163
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.25%                             356,731
=======================================================================
NET ASSETS-100.00%                                         $145,208,894
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying notes which are an integral part of the financial statements.
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $113,018,117)                                  $139,724,255
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $5,127,908)                                 5,127,908
=============================================================
    Total investments (cost $118,146,025)         144,852,163
=============================================================
Receivables for:
  Investments sold                                  1,346,102
-------------------------------------------------------------
  Fund shares sold                                    122,187
-------------------------------------------------------------
  Dividends                                            70,595
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 25,344
=============================================================
    Total assets                                  146,416,391
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               833,293
-------------------------------------------------------------
  Fund shares reacquired                               85,272
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              27,701
-------------------------------------------------------------
Accrued administrative services fees                  175,448
-------------------------------------------------------------
Accrued distribution fees -- Series II                 46,587
-------------------------------------------------------------
Accrued transfer agent fees                             2,651
-------------------------------------------------------------
Accrued operating expenses                             36,545
=============================================================
    Total liabilities                               1,207,497
=============================================================
Net assets applicable to shares outstanding      $145,208,894
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $152,426,466
-------------------------------------------------------------
Undistributed net investment income (loss)            (21,905)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts      (33,901,805)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       26,706,138
=============================================================
                                                 $145,208,894
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 76,039,516
_____________________________________________________________
=============================================================
Series II                                        $ 69,169,378
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           13,483,766
_____________________________________________________________
=============================================================
Series II                                          12,348,464
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       5.64
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       5.60
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $6,008)                                        $   977,044
------------------------------------------------------------
Dividends from affiliated money market funds          78,259
============================================================
    Total investment income                        1,055,303
============================================================

EXPENSES:

Advisory fees                                      1,115,158
------------------------------------------------------------
Administrative services fees                         385,564
------------------------------------------------------------
Custodian fees                                        41,165
------------------------------------------------------------
Distribution fees -- Series II                       164,476
------------------------------------------------------------
Transfer agent fees                                   15,213
------------------------------------------------------------
Trustees' fees and retirement benefits                14,642
------------------------------------------------------------
Other                                                 59,197
============================================================
    Total expenses                                 1,795,415
============================================================
Less: Fees waived, expenses reimbursed and
    expense offset arrangement                        (1,595)
============================================================
    Net expenses                                   1,793,820
============================================================
Net investment income (loss)                        (738,517)
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                            4,553,886
------------------------------------------------------------
  Option contracts written                            73,547
============================================================
                                                   4,627,433
============================================================
Change in net unrealized appreciation of
  investment securities                            6,264,074
============================================================
Net gain from investment securities and option
  contracts                                       10,891,507
============================================================
Net increase in net assets resulting from
  operations                                     $10,152,990
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (738,517)   $   (483,214)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              4,627,433       1,783,016
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and option contracts                              6,264,074      20,805,019
==========================================================================================
    Net increase in net assets resulting from operations        10,152,990      22,104,821
==========================================================================================
Share transactions-net:
  Series I                                                       5,206,868      25,556,644
------------------------------------------------------------------------------------------
  Series II                                                      5,328,383      38,614,358
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               10,535,251      64,171,002
==========================================================================================
    Net increase in net assets                                  20,688,241      86,275,823
==========================================================================================

NET ASSETS:

  Beginning of year                                            124,520,653      38,244,830
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(21,905) and $(19,450), respectively)          $145,208,894    $124,520,653
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's sub-advisor. Under the terms of the investment advisory agreement, effective July 1, 2004, the Fund pays an advisory fee to AIM at the annual rate of 0.77% of the first $2 billion of the Fund's average daily net assets, plus 0.72% of the Fund's average daily net assets in excess of $2 billion. Prior to July 1, 2004, the Fund paid an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of the sub-advisory agreement between AIM and H.S. Dent, effective July 1, 2004, AIM pays H.S. Dent at the annual rate of 6.49% of the net management fee for the Fund, however, no sub-advisory fee shall be due with respect to the Fund if the net

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
assets of the Fund fall below $50 million. Prior to July 1, 2004, AIM paid H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets in excess of $2 billion. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,326.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $112 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $385,564, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $15,213.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $164,476.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $4,258,463       $37,405,198       $(39,099,707)         $   --         $2,563,954       $39,507       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            4,258,463        37,405,198        (39,099,707)             --          2,563,954        38,752           --
==================================================================================================================================
  Total           $8,516,926       $74,810,396       $(78,199,414)         $   --         $5,127,908       $78,259       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $3,275,883 and $1,566,001, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $157 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $157.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,939 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                 --       $     --
-----------------------------------------------------------------------------------
Written                                                          254         84,867
-----------------------------------------------------------------------------------
Closed                                                           (29)       (49,318)
-----------------------------------------------------------------------------------
Expired                                                         (225)       (35,549)
===================================================================================
End of year                                                       --       $     --
___________________________________________________________________________________
===================================================================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income & long term capital gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 25,714,518
--------------------------------------------------------------------------
Temporary book/tax differences                                     (24,754)
--------------------------------------------------------------------------
Capital loss carryforward                                      (32,907,336)
--------------------------------------------------------------------------
Shares of beneficial interest                                  152,426,466
==========================================================================
Total net assets                                              $145,208,894
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the treatment of return of capital.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $4,301,405 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $19,305,574
-----------------------------------------------------------------------------
December 31, 2010                                                 13,601,762
=============================================================================
Total capital loss carryforward                                  $32,907,336
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $195,866,361 and $185,767,597, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $    26,350,298
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (635,780)
===============================================================================
Net unrealized appreciation of investment securities           $    25,714,518
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $119,137,645.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and prior year return of capital distribution, on December 31, 2004, undistributed net investment income (loss) was increased by $736,062, undistributed net realized gain (loss) increased by $906 and shares of beneficial interest decreased by $736,968. This reclassification had no effect on the net assets of the Fund.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 12--SHARE INFORMATION

                                          CHANGES IN SHARES OUTSTANDING(a)
---------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                         2004                         2003
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     3,599,332    $ 19,023,172     7,197,545    $33,332,639
---------------------------------------------------------------------------------------------------------------------
  Series II                                                    4,811,300      25,774,483     9,405,244     43,085,074
=====================================================================================================================
Reacquired:
  Series I                                                    (2,626,910)    (13,816,304)   (1,735,831)    (7,775,995)
---------------------------------------------------------------------------------------------------------------------
  Series II                                                   (3,910,303)    (20,446,100)     (996,565)    (4,470,716)
=====================================================================================================================
                                                               1,873,419    $ 10,535,251    13,870,393    $64,171,002
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 91% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities which are considered to be related to the Fund, for providing services to the Fund, AIM and/or affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                         SERIES I
                                          -----------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------
                                           2004               2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  5.21            $  3.79        $  5.59        $  8.21        $ 10.00
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.02)(a)(b)       (0.03)(a)      (0.03)(a)      (0.05)(a)      (0.07)(a)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 0.45               1.45          (1.77)         (2.57)         (1.72)
=================================================================================================================
    Total from investment operations         0.43               1.42          (1.80)         (2.62)         (1.79)
=================================================================================================================
Net asset value, end of period            $  5.64            $  5.21        $  3.79        $  5.59        $  8.21
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                              8.25%             37.47%        (32.20)%       (31.91)%       (17.90)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $76,040            $65,162        $26,747        $39,226        $41,300
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                           1.18%(d)           1.30%          1.30%          1.38%          1.40%
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                           1.19%(d)           1.30%          1.43%          1.44%          1.63%
=================================================================================================================
Ratio of net investment income (loss) to
  average net assets                        (0.42)%(b)(d)      (0.61)%        (0.67)%        (0.79)%        (0.69)%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                       141%               139%           208%           144%            92%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the Ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the Ratio of Net investment (loss) to average net assets excluding the special dividend are $(0.03) and (0.52)%, respectively.
(c) Included adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon these net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $71,813,731.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


                                                                                    SERIES II
                                                              ------------------------------------------------------
                                                                                                    NOVEMBER 7, 2001
                                                                                                    (DATE SALES
                                                                   YEAR ENDED DECEMBER 31,          COMMENCED) TO
                                                              ----------------------------------    DECEMBER 31,
                                                               2004            2003       2002         2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  5.19         $  3.78    $  5.58         $ 5.33
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(a)(b)    (0.03)(a)   (0.04)(a)       (0.01)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.44            1.44      (1.76)          0.26
====================================================================================================================
    Total from investment operations                             0.41            1.41      (1.80)          0.25
====================================================================================================================
Net asset value, end of period                                $  5.60         $  5.19    $  3.78         $ 5.58
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                  7.90%          37.30%    (32.26)%         4.69%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $69,169         $59,358    $11,498         $3,552
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.43%(d)        1.45%      1.45%          1.45%(e)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.44%(d)        1.55%      1.68%          1.61%(e)
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.67)%(b)(d)   (0.76)%    (0.82)%        (0.85)%(e)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(f)                                        141%            139%       208%           144%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the Ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the Ratio of Net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.77)%, respectively.
(c) Included adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon these net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $65,790,371.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.


  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.


    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.


    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.


    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION


    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM


    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.


    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.


    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes


    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Dent Demographic Trends Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Dent Demographic Trends Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Dent Demographic Trends Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                       WITHHOLDING
        TRUSTEES/MATTER                                VOTES FOR        AUTHORITY
----------------------------------------------------------------------------------
(1)*    Bob R. Baker.................................  485,251,764     20,583,220
        Frank S. Bayley..............................  485,193,740     20,641,244
        James T. Bunch...............................  485,846,832     19,988,152
        Bruce L. Crockett............................  485,356,560     20,478,424
        Albert R. Dowden.............................  485,381,238     20,453,746
        Edward K. Dunn, Jr. .........................  484,642,618     21,192,366
        Jack M. Fields...............................  485,417,523     20,417,461
        Carl Frischling..............................  484,781,819     21,053,165
        Robert H. Graham.............................  485,247,575     20,587,409
        Gerald J. Lewis..............................  484,388,317     21,446,667
        Prema Mathai-Davis...........................  484,212,736     21,622,248
        Lewis F. Pennock.............................  485,257,174     20,577,810
        Ruth H. Quigley..............................  483,391,857     22,443,127
        Louis S. Sklar...............................  484,592,297     21,242,687
        Larry Soll, Ph.D. ...........................  484,654,198     21,180,786
        Mark H. Williamson...........................  484,890,948     20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

TRUSTEES AND OFFICERS

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; and Senior Vice
                                                    President and General Counsel, Liberty
                                                    Funds Group, LLC and Vice President,
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993             Managing Director, Chief Fixed Income      N/A
   Vice President                                   Officer and Senior Investment Officer,
                                                    A I M Capital Management, Inc. and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004             Senior Portfolio Manager, A I M            N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President and
                                                    Senior Portfolio Manager, INVESCO
                                                    Institutional (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004             Senior Portfolio Manager, A I M            N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President,
                                                    Director of Sector Management and Senior
                                                    Portfolio Manager, INVESCO Institutional
                                                    (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc. (See footnote (4)
                                                    below.)
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.


OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker     H.S. Dent Advisors,
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street       Inc.
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400               6515 Gwin Road
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA         Oakland, CA 94611
                                                       Houston, TX 77046-1173   19103-3659

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                AIM V.I. DIVERSIFIED INCOME FUND
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS

                             AIM V.I. DIVERSIFIED INCOME FUND seeks to achieve a
                                                   high level of current income.


Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.


The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A
CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE
PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ EACH CAREFULLY BEFORE
INVESTING.
===================================================

===================================================       [YOUR GOALS. OUR SOLUTIONS.]         [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE         --Registered Trademark--                 --Registered Trademark--
===================================================

AIM V.I. DIVERSIFIED INCOME FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


We are pleased to report that for the       8% to non-U.S. dollar denominated bonds     securities. We look for securities with
year ended December 31, 2004, AIM V.I.      helped the fund boost its return.           attractive yield opportunities,
Diversified Income Fund outperformed the                                                improving credit quality and potential
Lehman U.S. Aggregate Bond Index, which        The fund's average credit quality of     for capital gains. By combining
represents the performance of the U.S.      A was appreciably higher than that of       perspectives from both the portfolio and
investment-grade bond market. The fund      its peer group, as represented by the       security level, we seek to consistently
slightly underperformed its peer group      Lipper BBB Rated Fund Index. Since the      add value over time, while minimizing
and its style-specific index, which         fund's risk profile is lower than that      portfolio risk.
approximates the types of securities in     of the index, it was to be expected that
which the fund invests.                     this index's total return would be             To manage risk, we usually keep the
                                            higher than that of the fund, as higher-    fund's duration within a year and a half
========================================    risk assets outperformed less risky         over or under that of its style-specific
FUND VS. INDEXES                            assets during 2004.                         index. In addition, we typically place
                                                                                        limits on the concentration of holdings
Total returns, 12/31/03-12/31/04,           HOW WE INVEST                               of any single issuer within the fund's
excluding variable product issuer                                                       portfolio.
charges. If variable product issuer         The fund holds a broadly diversified
charges were included, returns would be     portfolio of corporate and government       MARKET CONDITIONS AND YOUR FUND
lower.                                      bonds, primarily with intermediate
                                            maturities. These include U.S.              The strong returns of high yield bonds
Series I Shares                    5.03%    dollar-denominated bonds of foreign-        boosted the fund's results for 2004. On
                                            based entities as well as bonds of          average, the high yield sector
Series II Shares                   4.69     U.S.-based entities. Most are               outperformed all investment-grade
                                            investment-grade holdings, which tend to    sectors during the year, as investors
Lehman U.S. Aggregate Bond Index            be more stable in value because their       were seeking higher yields and were
(Broad Market Index)               4.34     issuers tend to be in stronger financial    willing to accept the additional risk.
                                            positions.
Lehman U.S. Credit Index                                                                   Non-U.S. dollar denominated bonds, i.e.
(Style-specific Index)             5.24        In addition, we seek to augment fund     bonds denominated in foreign currencies,
                                            performance by investing a limited          also generally provided higher returns
Lipper BBB Rated Fund Index                 portion of the fund's assets--typically     than their U.S. counterparts because
(Peer Group Index)                 5.30     about 10% each--in high-yield bonds and     international interest rates generally
                                            non-U.S. dollar denominated bonds when      fell, as most foreign central banks were
Source: Lipper, Inc.                        we find value in such investments.          not as quick to raise short-term
========================================                                                interest rates as the U.S. Federal
                                               Our investment process uses top-down     Reserve (the Fed). Such bonds gave fund
The fund's outperformance of the Lehman     strategies involving duration               performance an additional boost because,
U.S. Aggregate Bond Index occurred          management, yield-curve positioning and     as the dollar weakened over the year,
largely because the fund, unlike the        sector allocation. In addition, we use      exchange rates magnified the dollar
index, held 9 to 10% of its assets in       bottom-up strategies involving credit       value of their returns. To take profits,
high-yield bonds. These higher risk         analysis in the selection of specific       we selectively reduced our non-U.S.
profile bonds outperformed the U.S.                                                     dollar denominated bond holdings. As the
investment-grade bonds that compose the                                                 U.S. dollar strengthened toward year
Lehman U.S. Aggregate Bond Index.                                                       end, we decreased our overall currency
Additionally, an allocation of                                                          exposure by increasing our currency
approximately                                                                           hedges. All our non-U.S. dollar
                                                                                        denominated bonds were hedged at

==================================================================================================================================
PORTFOLIO COMPOSITION                       TOP 10 FIXED INCOME ISSUERS*                TOP 10 INDUSTRIES*
By credit rating, as of 12/31/04
                                             1. Federal National Mortgage                1. Other Diversified Financial
A and above                       51.5%         Association (FNMA)               5.2%       Services                         11.6%

BBB                               39.9       2. General Motors Acceptance Corp.  2.7     2. Diversified Banks                11.0

Below investment grade             9.8       3. Ford Motor Credit Co.            2.5     3. Sovereign Debt                   10.6

Money Market Funds Plus                      4. Patrons' Legacy                  2.3     4. Consumer Finance                  8.0
Other Assets Less
Liabilities                       -1.1       5. United Kingdom (Treasury of)             5. U.S. Mortgage-Backed Securities   5.4
                                                (United Kingdom)                 2.2
TOTAL NET ASSETS          $66.0 million                                                  6. Broadcasting & Cable TV           4.9
TOTAL NUMBER OF HOLDINGS*           237      6. Russian Federation (Russia)      2.1
AVERAGE CREDIT QUALITY                                                                   7. Integrated Telecommunication
  RATING                              A      7. Santander Financial Issuances               Services                          4.0
AVERAGE EFFECTIVE                               (Cayman Islands)                 1.9
  DURATION                   4.66 years                                                  8. Integrated Oil & Gas              3.8
AVERAGE MATURITY             8.57 years      8. Capital One Financial Corp.      1.9
                                                                                         9. Regional Banks                    3.7
                                             9. Federal Home Loan Mortgage Corp.
                                                (FHLMC)                          1.6    10. Electric Utilities                3.0

                                            10. HCA, Inc.                        1.6

*Excluding money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================

AIM V.I. DIVERSIFIED INCOME FUND

the end of the year with only a small       bonds (two- to five-year maturities)        reason, we continue to recommend that
exposure to the New Zealand dollar          than to long-term bonds. In the latter      investors keep their assets diversified
remaining.                                  half of the year, as the Fed raised         among various classes of securities. As
                                            short-term interest rates five times,       always, we thank you for your continued
   Among U.S. investment-grade              these short bonds' values declined.         investment in AIM V.I. Diversified
securities, corporate bonds performed       Meanwhile, longer-term bonds appreciated    Income Fund.
best, and it helped the fund's results      in value as their interest rates
relative to the Lehman U.S. Aggregate       actually declined. Taken together, these    The views and opinions expressed in
Bond Index that the fund held a larger      price changes created a flattening of       Management's Discussion of Fund
proportion of assets in corporate           the yield curve, detracting from fund       Performance are those of A I M Advisors,
securities than did the index.              results.                                    Inc. These views and opinions are
                                                                                        subject to change at any time based on
   We reduced the fund's corporate             Favorable security selection helped      factors such as market and economic
holdings through the year as their          fund performance. In particular, we         conditions. These views and opinions may
valuations became rich in our analysis.     avoided owning long automobile bonds.       not be relied upon as investment advice
However, they continued to outperform,      Our negative judgment of them proved        or recommendations, or as an offer for a
particularly in the fourth quarter. The     well founded, as autos were one of the      particular security. The information is
fund's average credit quality of A was      worst-performing sectors in the Lehman      not a complete analysis of every aspect
due in part to owning some Treasuries,      U.S. Credit Index.                          of any market, country, industry,
which are rated AAA, the highest                                                        security or the fund. Statements of fact
quality. These had a lower yield than          The fund's high yield holdings were      are from sources considered reliable,
corporate bonds for the year. Both of       concentrated in the BB range, the           but A I M Advisors, Inc. makes no
these factors hampered fund results         highest credit rating in the high yield     representation or warranty as to their
compared to the all-corporate Lehman        category, to minimize potential             completeness or accuracy. Although
U.S. Credit Index.                          volatility. While offering less yield,      historical performance is no guarantee
                                            these typically hold their value better     of future results, these insights may
   During 2004 we kept the fund's           than lower-rated high-yield bonds during    help you understand our investment
duration between four and five years,       periods when the economy softens.           management philosophy.
about a year shorter than that of the
index. This strategy is designed to         IN CLOSING                                                   JAN H. FRIEDLI, senior
reduce the fund's risk of principal loss                                                                 portfolio manager, is
in case of interest rate increases. The     As the year ended, the fund was                  [FRIEDLI    lead manager of AIM V.I.
economy had been growing for several        positioned for our expectation that the           PHOTO]     Diversified Income Fund.
quarters, and we anticipated that longer    Fed would continue gradually increasing                      He began his investment
maturity interest rates would rise as       the target federal funds rate, though at                     career in 1990 and
the Fed began raising its target federal    a measured pace. We kept the fund's         joined AIM in 1999. Mr. Friedli
funds rate to forestall the inflation       duration a bit short to reduce              graduated cum laude from Villanova
that often accompanies economic growth.     sensitivity to volatility during any        University with a B.S. in computer
As it turned out, the Fed did raise the     such interest rate changes.                 science and earned an M.B.A. with honors
rate but longer maturity interest rates                                                 from the University of Chicago.
actually fell. The fund performed well         While we were pleased to have provided
in the first half of the year as longer     strong current income for our                                CAROLYN L. GIBBS,
maturity interest rates rose, but less      shareholders in 2004, we recognize that                      Chartered Financial
well in the second half of the year than    funds' prospects shift with changing             [GIBBS      Analyst, senior
it would have if this defensive posture     economic conditions, and that there are          PHOTO]      portfolio manager, is
had been reduced somewhat.                  likely to be periods during which the                        a manager of AIM V.I.
                                            fund underperforms the broad market. For                     Diversified Income Fund.
   In terms of yield curve exposure, the    this                                        She has been in the investment business
fund maintained greater exposure to                                                     since 1983. Ms. Gibbs received a B.A. in
short-term                                                                              English from Texas Christian University
                                                                                        and an M.B.A. in finance from The
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                Wharton School at the University of
                                                                                        Pennsylvania.
The fund may invest up to 50% of its assets in the securities of non-U.S.
issuers. International investing presents certain risks not associated with                              SCOT W. JOHNSON,
investing solely in the United States. These include risks relating to                                   Chartered Financial
fluctuations in the value of the U.S. dollar relative to the values of other                 [JOHNSON    Analyst, senior
currencies, the custody arrangements made for the fund's foreign holdings,                    PHOTO]     portfolio manager, is
differences in accounting, political risks and the lesser degree of public                               a manager of AIM V.I.
information required to be provided by non-U.S. companies.                                               Diversified Income Fund.
                                                                                        He joined AIM in 1994. He received both
   The fund invests in higher-yielding, lower-rated corporate bonds, commonly known     his bachelor's degree in economics and
as junk bonds, which have a greater risk of price fluctuation and loss of               an M.B.A. in finance from Vanderbilt
principal and income than do U.S. government securities such as U.S. Treasury           University.
bills, notes and bonds, for which principal and any applicable interest are
guaranteed by the government if held to maturity.                                       Assisted by the Investment Grade Team

   The fund may participate in the initial public offering (IPO) market in some                  [RIGHT ARROW GRAPHIC]
market cycles. Because of the fund's small asset base, any investment the fund
may make in IPOs may significantly affect the fund's total return. As the fund's        FOR FURTHER INFORMATION ON YOUR FUND,
assets grow, the impact of IPO investments will decline, which may reduce the           ITS EXPENSES AND ITS LONG-TERM
effect of IPO investments on the fund's total return.                                   PERFORMANCE, PLEASE TURN THE PAGE.

AIM V.I. DIVERSIFIED INCOME FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                     ACTUAL EXPENSES                             hypothetical expenses based on the
                                                                                        fund's actual expense ratio and an
As a shareholder of the fund, you incur     The table below provides information        assumed rate of return of 5% per year
ongoing costs, including management         about actual account values and actual      before expenses, which is not the fund's
fees; distribution and/or service fees      expenses. You may use the information in    actual return. The hypothetical account
(12b-1); and other fund expenses. This      this table, together with the amount you    values and expenses may not be used to
example is intended to help you             invested, to estimate the expenses that     estimate your actual ending account
understand your ongoing costs (in           you paid over the period. Simply divide     balance or expenses you paid for the
dollars) of investing in the fund and to    your account value by $1,000 (for           period. You may use this information to
compare these costs with ongoing costs      example, an $8,600 account value divided    compare the ongoing costs of investing
of investing in other mutual funds. The     by $1,000 = 8.6), then multiply the         in the fund and other funds. To do so,
example is based on an investment of        result by the number in the table under     compare this 5% hypothetical example
$1,000 invested at the beginning of the     the heading entitled "Actual Expenses       with the 5% hypothetical examples that
period and held for the entire period,      Paid During Period" to estimate the         appear in the shareholder reports of the
July 1, 2004-December 31, 2004.             expenses you paid on your account during    other funds.
                                            this period.
   The actual and hypothetical expenses                                                    Please note that the expenses shown
in the examples below do not represent      HYPOTHETICAL EXAMPLE FOR                    in the table are meant to highlight your
the effect of any fees or other expenses    COMPARISON PURPOSES                         ongoing costs only. Therefore, the
assessed in connection with a variable                                                  hypothetical information is useful in
product; if they did, the expenses shown    The table below also provides               comparing ongoing costs only, and will
would be higher while the ending account    information about hypothetical account      not help you determine the relative
values shown would be lower.                values and                                  total costs of owning different funds.

====================================================================================================================================
                                                               ACTUAL                                HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES          ENDING ACCOUNT           EXPENSES
    SHARE                  VALUE                     VALUE              PAID DURING            VALUE              PAID DURING
    CLASS               (07/01/04)               (12/31/04)(1)          PERIOD(2)           (12/31/04)             PERIOD(2)
   Series I              $1,000.00                 $1,048.00              $5.25              $1,020.01                $5.18
   Series II              1,000.00                  1,046.90               6.53               1,018.75                 6.44

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 4.80% and 4.69% for Series I and Series II shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.02% and 1.27% for Series I and Series II shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
====================================================================================================================================

AIM V.I. DIVERSIFIED INCOME FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee           =======================================================================================
comparable future results.
                                            RESULTS OF A $10,000 INVESTMENT
   In evaluating this chart, please note    12/31/94-12/31/04
that the chart uses a logarithmic scale
along the vertical axis (the value                                          [MOUNTAIN CHART]
scale). This means that each scale
increment always represents the same                          AIM V.I.
percent change in price; in a linear                        DIVERSIFIED     LEHMAN U.S.                      LIPPER BBB
chart each scale increment always                          INCOME FUND-     AGGREGATE       LEHMAN U.S.        RATED
represents the same absolute change in      DATE             SERIES I       BOND INDEX     CREDIT INDEX      FUND INDEX
price. In this example, the scale           12/31/94          $10000          $10000          $10000          $10000
increment between $5,000 and $10,000 is     3/95               10531           10504           10592           10475
the same as that between $10,000 and        6/95               11115           11144           11380           11207
$20,000. In a linear chart, the latter      9/95               11485           11363           11649           11479
scale increment would be twice as large.    12/95              11902           11847           12225           12017
The benefit of using a logarithmic scale    3/96               11902           11637           11909           11772
is that it better illustrates               6/96               12152           11704           11962           11823
performance during the early years          9/96               12497           11920           12202           12083
depicted in the chart before reinvested     12/96              13116           12278           12626           12527
distributions and compounding create the    3/97               12900           12209           12499           12443
potential for the original investment to    6/97               13484           12657           13014           12962
grow to very large numbers. Had the         9/97               14082           13078           13524           13466
chart used a linear scale along its         12/97              14348           13463           13918           13815
vertical axis, you would not be able to     3/98               14830           13672           14131           14058
see as clearly the movements in the         6/98               14944           13992           14495           14343
value of the fund and the indexes during    9/98               14780           14583           15021           14521
the early years depicted. We use a          12/98              14862           14632           15111           14643
logarithmic scale in financial reports      3/99               14876           14560           15004           14612
of funds that have more than five years     6/99               14563           14432           14769           14442
of performance history.                     9/99               14535           14530           14811           14439
                                            12/99              14577           14512           14816           14479
=======================================     3/00               14693           14832           15028           14749
AVERAGE ANNUAL TOTAL RETURNS                6/00               14432           15091           15213           14825
As of 12/31/04                              9/00               14664           15546           15680           15203
                                            12/00              14677           16199           16207           15615
SERIES I SHARES                             3/01               15047           16691           16900           16141
Inception (5/5/93)               5.15%      6/01               14877           16785           17079           16216
10 Years                         5.96       9/01               15094           17559           17734           16639
 5 Years                         4.13       12/01              15204           17567           17893           16779
 1 Year                          5.03       3/02               14953           17584           17844           16729
                                            6/02               14969           18233           18362           17039
SERIES II SHARES                            9/02               15152           19069           19186           17452
10 Years                         5.69%      12/02              15551           19369           19776           17986
 5 Years                         3.86       3/03               15985           19638           20251           18442
 1 Year                          4.69       6/03               16835           20130           21224           19331
=======================================     9/03               16799           20100           21194           19400
                                            12/03              16988           20164           21299           19739
Returns since the inception date of         3/04               17451           20700           21995           20233
Series II shares are historical. All        6/04               17026           20194           21242           19683
other returns are the blended returns of    9/04               17623           20839           22135           20418
the historical performance of the fund's    12/04             $17845          $21038          $22414          $20786
Series II shares since their inception                                                           Source: Lipper, Inc.
and the restated historical performance     ===================================================================================
of the fund's Series I shares (for
periods prior to inception of the Series    may be lower or higher. Please contact         The fund is not managed to track the
II shares) adjusted to reflect the          your variable product issuer or             performance of any particular index,
higher Rule 12b-1 fees applicable to the    financial advisor for the most recent       including the indexes defined here, and
Series II shares. The inception date of     month-end variable product performance.     consequently, the performance of the
the fund's Series II shares is 3/14/02.     Performance figures reflect fund            fund may deviate significantly from the
The Series I and Series II shares invest    expenses, reinvested distributions and      performance of the indexes.
in the same portfolio of securities and     changes in net asset value. Investment
will have substantially similar             return and principal value will                A direct investment cannot be made in
performance, except to the extent that      fluctuate so that you may have a gain or    an index. Unless otherwise indicated,
expenses borne by each class differ.        loss when you sell shares.                  index results include reinvested
                                                                                        dividends, and they do not reflect sales
   The performance data quoted represent       AIM V.I. Diversified Income Fund, a      charges. Performance of an index of
past performance and cannot guarantee       series portfolio of AIM Variable            funds reflects fund expenses;
comparable future results; current          Insurance Funds, is currently offered       performance of a market index does not.
performance                                 through insurance companies issuing
                                            variable products. You cannot purchase      OTHER INFORMATION
                                            shares of the fund directly. Performance
                                            figures given represent the fund and are    The returns shown in the Management's
                                            not intended to reflect actual variable     Discussion of Fund Performance are based
                                            product values. They do not reflect         on net asset values calculated for
                                            sales charges, expenses and fees            shareholder transactions. Generally
                                            assessed in connection with a variable      accepted accounting principles require
                                            product. Sales charges, expenses and        adjustments to be made to the net assets
                                            fees, which are determined by the           of the fund at period end for financial
                                            variable product issuers, will vary and     reporting purposes, and as such, the net
                                            will lower the total return.*               asset values for shareholder
                                                                                        transactions and the returns based on
                                            ABOUT INDEXES USED IN THIS REPORT           those net asset values may differ from
                                                                                        the net asset values and returns
                                            The unmanaged Lehman U.S. Aggregate Bond    reported in the Financial Highlights.
                                            Index, which represents the U.S.
                                            investment-grade fixed-rate bond market        The average credit quality of the
                                            (including government and corporate         fund's holdings as of the close of the
                                            securities, mortgage pass-through           reporting period represents the weighted
                                            securities and asset-backed securities),    average quality rating of the securities
                                            is compiled by Lehman Brothers, a global    in the portfolio as assigned by
                                            investment bank.                            Nationally Recognized Statistical Rating
                                                                                        Organizations based on assessment of the
                                               The Lehman U.S. Credit Index consists    credit quality of the individual
                                            of publicly issued U.S. corporate and       securities.
                                            specified foreign debentures and secured
                                            notes that meet the specified maturity,        Effective duration is a measure of a
                                            liquidity, and quality requirements. It     bond fund's price sensitivity to changes
                                            is compiled by Lehman Brothers, a global    in interest rates. It also takes into
                                            investment bank. To qualify, bonds must     account mortgage prepayments, puts,
                                            be SEC-registered.                          adjustable coupons and potential call
                                                                                        dates.
                                               The unmanaged Lipper BBB-Rated Fund
                                            Index represents an average of the 30          Industry classifications used in this
                                            largest BBB-rated bond funds tracked by     report are generally according to the
                                            Lipper, Inc., an independent mutual fund    Global Industry Classification Standard,
                                            performance monitor.                        which was developed by and is the
                                                                                        exclusive property and a service mark of
                                                                                        Morgan Stanley Capital International
                                                                                        Inc. and Standard & Poor's.

*Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

SCHEDULE OF INVESTMENTS

December 31, 2004


                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-71.86%

ADVERTISING-0.22%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(a)             $  139,000   $   143,405
=======================================================================

AEROSPACE & DEFENSE-0.50%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(a)                       300,000       328,188
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.42%

Bank of New York Institutional Capital
  Trust-Series A, Bonds, 7.78%, 12/01/26
  (Acquired 06/12/03; Cost $298,178)(a)(b)        250,000       275,795
=======================================================================

AUTO PARTS & EQUIPMENT-0.26%

Lear Corp.-Series B, Sr. Unsec. Gtd. Notes,
  7.96%, 05/15/05(a)                              171,000       174,500
=======================================================================

AUTOMOBILE MANUFACTURERS-0.46%

General Motors Corp., Unsec. Global Notes,
  6.25%, 05/01/05(a)                              300,000       302,835
=======================================================================

BROADCASTING & CABLE TV-4.93%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(a)(c)                   350,000       346,500
-----------------------------------------------------------------------
Cablevision Systems Corp.-New York Group, Sr.
  Floating Rate Notes, 6.67%, 04/01/09
  (Acquired 03/30/04; Cost $185,000)(a)(b)(d)     185,000       197,950
-----------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp.,
  Sr. Second Lien Notes, 8.00%, 04/30/12
  (Acquired 05/11/04; Cost $154,000)(a)(b)        160,000       167,600
-----------------------------------------------------------------------
Comcast Corp., Sr. Sub. Deb., 10.63%,
  07/15/12(a)                                     150,000       196,414
-----------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13(a)                        500,000       533,225
-----------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05(a)                              100,000       101,700
-----------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Gtd. Notes,
  6.38%, 05/15/05(a)                              100,000       101,183
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 6.63%, 02/15/06(a)            125,000       128,869
-----------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec. Notes, 7.88%,
  12/15/07(a)                                     155,000       168,562
-----------------------------------------------------------------------
Rogers Cablesystems Ltd. (Canada)-Series B,
  Sr. Sec. Second Priority Yankee Notes,
  10.00%, 03/15/05(a)                             500,000       508,125
-----------------------------------------------------------------------
TCI Communications, Inc.,
  Medium Term Notes, 8.35%, 02/15/05(a)           100,000       100,625
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05(a)            300,000       308,457
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

BROADCASTING & CABLE TV-(CONTINUED)

Time Warner Cos., Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(a)     $  225,000   $   264,674
-----------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23(a)                 100,000       133,697
=======================================================================
                                                              3,257,581
=======================================================================

BUILDING PRODUCTS-0.31%

Building Materials Corp. of America-Series B,
  Sr. Unsec. Notes, 7.75%, 07/15/05(a)            200,000       204,500
=======================================================================

COMMODITY CHEMICALS-0.20%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08(a)                             115,000       133,112
=======================================================================

CONSUMER FINANCE-7.96%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18(a)                        150,000       173,988
-----------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Bonds, 3.71%, 02/01/27 (Acquired
  09/15/04-09/16/04; Cost
  $457,755)(a)(b)(e)(f)                           450,000       457,501
-----------------------------------------------------------------------
Capital One Financial Corp., Sr. Unsec.
  Notes, 7.25%, 05/01/06(a)                       600,000       628,644
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 8.75%, 02/01/07(a)            300,000       329,982
-----------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(a)                250,000       273,827
-----------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(a)                360,000       368,204
-----------------------------------------------------------------------
  Notes, 6.75%, 05/15/05(a)                       100,000       101,254
-----------------------------------------------------------------------
  Unsec. Floating Rate Global Notes, 2.31%,
    04/28/05(a)(f)                                200,000       199,930
-----------------------------------------------------------------------
  Unsec. Global Notes, 6.50%, 01/25/07(a)         300,000       312,105
-----------------------------------------------------------------------
  Unsec. Global Notes, 6.88%, 02/01/06(a)         410,000       422,763
-----------------------------------------------------------------------
  Unsec. Global Notes, 7.50%, 03/15/05(a)         225,000       227,018
-----------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes,
  4.44%, 03/04/05(a)(f)                            70,000        70,150
-----------------------------------------------------------------------
  Global Notes, 4.50%, 07/15/06(a)                610,000       611,318
-----------------------------------------------------------------------
  Global Notes, 7.50%, 07/15/05(a)                200,000       204,244
-----------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05(a)           590,000       594,130
-----------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
    01/15/06(a)(g)                                275,000       282,254
=======================================================================
                                                              5,257,312
=======================================================================

DISTILLERS & VINTNERS-0.28%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12(a)      170,000       186,575
=======================================================================

DIVERSIFIED BANKS-9.57%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $334,806)(a)(b)(h)               300,000       318,660
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND


                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(a)(h)                    $  250,000   $   264,702
-----------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $66,543)(a)(b)(e)       60,000        61,731
-----------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $245,938)(a)(b)(e)               250,000       240,952
-----------------------------------------------------------------------
Bangkok Bank PCL (Hong Kong), Unsec. Sub
  Notes, 9.03%, 03/15/29 (Acquired
  11/09/04-11/17/04; Cost $561,794)(a)(b)(e)      475,000       573,942
-----------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 3.04%, 06/08/28(a)(f)               300,000       289,683
-----------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $430,724)(a)(b)(h)                              350,000       424,158
-----------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $632,715)(a)(b)(e)                              500,000       590,010
-----------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost $372,642)(a)(b)(e)     350,000       356,636
-----------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(a)         175,000       195,297
-----------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium Term Euro Notes,
  3.09%,(d)(h)                                    500,000       495,000
-----------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91%, (Acquired 06/07/04; Cost
  $275,000)(a)(b)(h)                              275,000       291,607
-----------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Notes,
  8.23%, 02/01/27(a)                              260,000       292,253
-----------------------------------------------------------------------
Golden State Bancorp. Inc., Sub. Deb.,
  10.00%, 10/01/06(a)                             200,000       221,950
-----------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $186,504)(a)(b)(h)                              200,000       189,754
-----------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  2.94%(a)(d)(h)                                  180,000       160,537
-----------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 2.13%, 08/29/87(a)(d)           200,000       164,637
-----------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)- Series B, Unsec. Sub. Floating
  Rate Euro Notes, 2.13%(a)(d)(h)                 280,000       247,193
-----------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(a)                              300,000       391,539
-----------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%(a)(h)           200,000       191,474
-----------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $370,615)(a)(b)(e)               350,000       359,170
=======================================================================
                                                              6,320,885
=======================================================================

DIVERSIFIED CAPITAL MARKETS-0.68%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(a)(h)                              375,000       449,509
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


ELECTRIC UTILITIES-2.31%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(a)      $  100,000   $   103,883
-----------------------------------------------------------------------
Consolidated Edison Co. of New York-Series
  96A, Unsec. Deb., 7.75%, 06/01/26(a)(i)         300,000       326,460
-----------------------------------------------------------------------
Dynegy Holdings Inc., Sr. Sec. Gtd. Second
  Priority Notes, 10.13%, 07/15/13 (Acquired
  08/01/03; Cost $143,865)(a)(b)                  145,000       166,206
-----------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Notes, 2.72%, 04/03/06(a)(f)       50,000        50,045
-----------------------------------------------------------------------
Westar Energy, Inc., Sec. First Mortgage
  Global Bonds, 7.88%, 05/01/07(a)                200,000       217,956
-----------------------------------------------------------------------
Yorkshire Power Finance (Cayman
  Islands)-Series B, Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.50%, 02/25/08(a)                625,000       660,013
=======================================================================
                                                              1,524,563
=======================================================================

FOOD RETAIL-0.36%

Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13(a)                                      80,000        86,400
-----------------------------------------------------------------------
Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05(a)                                     150,000       149,015
=======================================================================
                                                                235,415
=======================================================================

GAS UTILITIES-1.91%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(a)                        600,000       642,996
-----------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(a)                                     500,000       514,960
-----------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05(a)                       100,000       101,280
=======================================================================
                                                              1,259,236
=======================================================================

GENERAL MERCHANDISE STORES-0.13%

Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(a)                               80,000        85,600
=======================================================================

HEALTH CARE EQUIPMENT-0.11%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%,
  05/01/12(a)                                      65,000        72,800
=======================================================================

HEALTH CARE FACILITIES-1.60%

HCA, Inc., Notes, 7.00%, 07/01/07(a)              450,000       475,821
-----------------------------------------------------------------------
  Sr. Sub. Notes, 6.91%, 06/15/05(a)              575,000       584,091
=======================================================================
                                                              1,059,912
=======================================================================

HOMEBUILDING-2.54%

D.R. Horton, Inc.,
  Sr. Unsec. Gtd. Notes, 8.00%, 02/01/09(a)       200,000       224,250
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 08/15/11(a)            400,000       460,500
-----------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10(a)                       490,000       525,437
-----------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(a)                                     100,000       102,892
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND


                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
HOMEBUILDING-(CONTINUED)

Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10(a)                    $  175,000   $   190,741
-----------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 9.13%, 05/01/12(a)                155,000       172,825
=======================================================================
                                                              1,676,645
=======================================================================

HOTELS, RESORTS & CRUISE LINES-0.29%

Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13(a)                       180,000       193,500
=======================================================================

HOUSEWARES & SPECIALTIES-1.13%

American Greetings Corp., Unsec. Putable
  Notes, 6.10%, 08/01/08(a)                       690,000       747,477
=======================================================================

INDUSTRIAL CONGLOMERATES-0.12%

URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $84,920)(a)(b)(e)                                75,000        79,855
=======================================================================

INTEGRATED OIL & GAS-3.16%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(a)                                     540,000       594,437
-----------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(a)                                     300,000       322,374
-----------------------------------------------------------------------
Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 7.13%, 11/15/06(a)     300,000       317,970
-----------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28(a)                540,000       615,654
-----------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05(a)                              230,000       235,939
=======================================================================
                                                              2,086,374
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-4.04%

France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 9.25%, 03/01/31(a)                260,000       352,817
-----------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06(a)                 100,000       103,553
-----------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Notes, 7.25%, 02/15/11 (Acquired
  03/11/04-03/22/04; Cost $191,000)(a)(b)         200,000       207,500
-----------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes, 7.13%, 01/30/06(a)                        50,000        52,009
-----------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(a)            300,000       399,765
-----------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 8.00%,
  06/01/11(a)                                     175,000       207,354
-----------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(a)(i)                     300,000       312,321
-----------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  8.75%, 11/01/21(a)                              400,000       505,268
-----------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(a)            150,000       167,484
-----------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(a)                        175,000       186,485
-----------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(a)                        175,000       171,232
=======================================================================
                                                              2,665,788
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


INVESTMENT BANKING & BROKERAGE-0.16%

Lehman Brothers Inc., Sr. Sub. Deb., 11.63%,
  05/15/05(a)                                  $  100,000   $   102,877
=======================================================================

LIFE & HEALTH INSURANCE-1.66%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $321,152)(a)(b)        325,000       338,595
-----------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost $588,417)(a)(b)(i)      500,000       596,415
-----------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(a)                              150,000       161,934
=======================================================================
                                                              1,096,944
=======================================================================

METAL & GLASS CONTAINERS-0.39%

Owens-Brockway Glass Container Inc., Sr.
  Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(a)                                     235,000       259,088
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.67%

AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(a)                              168,856       189,963
-----------------------------------------------------------------------
Calpine Generating Co. LLC, Sec. Floating
  Rate Global Notes, 7.76%, 04/01/10(a)(f)        155,000       152,675
-----------------------------------------------------------------------
Dominion Resources, Inc.-Series B, Sr. Unsec.
  Unsub. Global Notes, 7.63%, 07/15/05(a)         100,000       102,509
=======================================================================
                                                                445,147
=======================================================================

MUNICIPALITIES-2.14%

Industry (City of), California Urban
  Development Agency (Project 3); Tax
  Allocation Series 2003 B, 6.10%,
  05/01/24(a)(i)(j)                               650,000       669,500
-----------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB,
  3.69%, 07/01/07(a)(i)                           225,000       225,371
-----------------------------------------------------------------------
  4.21%, 07/01/08(a)(i)                           300,000       302,250
-----------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(a)(i)(k)                               225,000       213,075
=======================================================================
                                                              1,410,196
=======================================================================

OFFICE ELECTRONICS-0.33%

Xerox Corp., Sr. Unsec. Notes, 7.63%,
  06/15/13(a)                                     200,000       220,500
=======================================================================

OIL & GAS DRILLING-0.15%

R&B Falcon Corp.-Series B, Sr. Unsec. Notes,
  6.75%, 04/15/05(a)                              100,000       101,068
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.47%

Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11(a)                       400,000       452,000
-----------------------------------------------------------------------
Parker & Parsley Petroleum Co., Sr. Unsec.
  Notes, 8.88%, 04/15/05(a)                       200,000       203,282
-----------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND


                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Petrozuata Finance, Inc., (Venezuela)-Series
  A, Gtd. Notes, 7.63%, 04/01/09 (Acquired
  10/13/04; Cost $315,114)(a)(b)(e)            $  297,278   $   310,833
=======================================================================
                                                                966,115
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.62%

ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(a)(h)                              250,000       298,150
-----------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $452,500)(a)(b)(h)                              400,000       463,564
-----------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Series 1999-2, Class A1, Global Bonds,
    9.69%, 08/15/09(a)                            285,000       319,485
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(a)     400,000       423,392
-----------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 7.38%,
  12/15/14(a)                                     325,000       360,588
-----------------------------------------------------------------------
  8.63%, 02/01/22(a)                              475,000       552,283
-----------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $399,732)(a)(b)(e)                         400,000       391,516
-----------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 01/10/03-09/22/04; Cost
  $525,327)(a)(b)(e)                              453,889       540,745
-----------------------------------------------------------------------
Targeted Return Index Securities Trust-Series
  HY 2004-I, Sec. Bonds, 8.22%, 08/01/15
  (Acquired 12/01/04; Cost $82,690)(a)(b)(e)       76,279        83,581
-----------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(a)(h)             250,000       279,360
=======================================================================
                                                              3,712,664
=======================================================================

PROPERTY & CASUALTY INSURANCE-2.29%

FGIC Corp., Sr. Unsec. Unsub. Notes, 6.00%,
  01/15/34 (Acquired 12/07/04; Cost
  $330,106)(a)(b)(e)                              325,000       336,349
-----------------------------------------------------------------------
First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12(a)                              700,000       795,277
-----------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired
  01/21/04-03/23/04; Cost $392,074)(a)(b)(e)      375,000       378,446
=======================================================================
                                                              1,510,072
=======================================================================

REAL ESTATE-1.04%

Health Care Property Investors, Inc., Sr.
  Unsec. Notes, 6.88%, 06/08/05(a)                100,000       101,611
-----------------------------------------------------------------------
Host Marriott L.P.-Series I, Unsec. Gtd.
  Global Notes, 9.50%, 01/15/07(a)                325,000       357,500
-----------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05(a)                               75,000        75,404
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

REAL ESTATE-(CONTINUED)

Spieker Properties, Inc.,
  Medium Term Notes, 8.00%, 07/19/05(a)        $  100,000   $   102,565
-----------------------------------------------------------------------
  Unsec. Unsub. Notes, 6.88%, 02/01/05(a)          50,000        50,153
=======================================================================
                                                                687,233
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.52%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(a)                                     325,000       341,539
=======================================================================

REGIONAL BANKS-3.69%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 3.95%, 03/01/34(a)(f)      550,000       570,152
-----------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08(a)                              350,000       352,534
-----------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 2.97%, 06/01/28(a)(f)                    100,000        94,972
-----------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.87%(a)(d)(h)                         1,250,000     1,242,684
-----------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(a)                                     175,000       178,056
=======================================================================
                                                              2,438,398
=======================================================================

REINSURANCE-0.20%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.00%, 02/15/26(a)                       125,000       135,094
=======================================================================

RESTAURANTS-0.35%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(a)                                     220,000       233,352
=======================================================================

SOVEREIGN DEBT-3.84%

Federative Republic of Brazil (Brazil)-Series
  EI-L, Floating Rate Bonds, 3.06%,
  04/15/06(a)(d)                                  192,000       192,469
-----------------------------------------------------------------------
Republic of Peru (Peru), Unsec. Global Notes,
  9.13%, 01/15/08(a)                              240,000       274,800
-----------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Bonds, 5.00%, 03/31/30
  (Acquired 05/18/04; Cost $360,250)(a)(b)        400,000       413,360
-----------------------------------------------------------------------
  Unsec. Unsub. Bonds, 8.75%, 07/24/05
  (Acquired 09/10/04; Cost $52,475)(a)(b)          50,000        51,400
-----------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds, 8.75%, 07/24/05
  (Acquired 05/14/04; Cost $554,663)(a)(b)        525,000       540,173
-----------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS, 10.00%,
    06/26/07
  (Acquired 05/14/04; Cost $364,406)(a)(b)        325,000       368,095
-----------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(a)                              150,000       160,965
-----------------------------------------------------------------------
  7.50%, 04/08/33(a)                              500,000       538,075
=======================================================================
                                                              2,539,337
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.49%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27(a)                              275,000       325,344
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND


                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

TOBACCO-1.36%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13(a)         $  300,000   $   324,594
-----------------------------------------------------------------------
  Unsec. Global Notes, 7.00%, 07/15/05(a)         450,000       458,906
-----------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06(a)                110,000       112,912
=======================================================================
                                                                896,412
=======================================================================

TRUCKING-1.41%

Hertz Corp. (The), Sr. Global Notes, 8.25%,
  06/01/05(a)                                     200,000       204,082
-----------------------------------------------------------------------
Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08(a)                              650,000       723,743
=======================================================================
                                                                927,825
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.59%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 6.88%, 04/18/05(a)          40,000        40,443
-----------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10(a)               320,000       350,080
=======================================================================
                                                                390,523
=======================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $46,897,474)                               47,461,090
=======================================================================

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-8.79%(L)

AUSTRALIA-1.42%

New South Wales Treasury Corp. (Sovereign
  Debt), Gtd. Euro Bonds, 5.50%,
  08/01/14(a)        AUD                        1,200,000       935,215
=======================================================================

CAYMAN ISLANDS-0.66%

Sutton Bridge Financing Ltd. (Electric
  Utilities)-REGS, Gtd. Euro Bonds, 8.63%,
  06/30/22 (Acquired 05/29/97; Cost
  $347,741)(a)(b)(e)     GBP                      207,168       435,824
=======================================================================

GERMANY-1.31%

Bundesrepublik Deutschland (Sovereign Debt)-
  Series 99, Euro Bonds, 4.50%, 07/04/09(a)
     EUR                                          600,000       865,219
=======================================================================

ITALY-1.80%

Buoni Poliennali Del Tesoro (Sovereign Debt),
  Euro Bonds, 5.00%, 02/01/12(a)          EUR     400,000       596,006
-----------------------------------------------------------------------
Italian Government (Sovereign Debt), Unsec.
  Unsub. Global Bonds, 5.88%, 08/14/08(a) AUD     750,000       591,667
=======================================================================
                                                              1,187,673
=======================================================================

LUXEMBOURG-1.38%

International Bank for Reconstruction &
  Development (The) (Diversified
  Banks)-Series E, Sr. Unsec. Medium Term
  Global Notes, 6.42%, 08/20/07(a)(m)     NZD   1,500,000       912,561
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


UNITED KINGDOM-2.22%

United Kingdom (Treasury of) (Sovereign
  Debt), Bonds,
  7.25%, 12/07/07(a)                      GBP     100,000   $   206,395
-----------------------------------------------------------------------
  4.00%, 03/07/09(a)                      GBP     300,000       565,067
-----------------------------------------------------------------------
  5.00%, 09/07/14(a)                      GBP     350,000       696,237
=======================================================================
                                                              1,467,699
=======================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $5,217,055)                                 5,804,191
=======================================================================

U.S. MORTGAGE-BACKED SECURITIES-5.37%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.63%

Pass Through Ctfs.,
  8.50%, 03/01/10(a)                           $    2,314         2,434
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32(a)                   64,786        68,175
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 11/01/33(a)                  447,832       463,986
-----------------------------------------------------------------------
  5.50%, 09/01/17(a)                              164,267       169,925
-----------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/15(n)                              369,580       375,443
=======================================================================
                                                              1,079,963
=======================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-3.00%

Pass Through Ctfs.,
  7.00%, 02/01/16 to 09/01/32(a)                   80,221        85,069
-----------------------------------------------------------------------
  6.50%, 05/01/16 to 09/01/34(a)                  364,480       383,035
-----------------------------------------------------------------------
  6.00%, 05/01/17 to 07/01/17(a)                   52,850        55,429
-----------------------------------------------------------------------
  5.00%, 11/01/18(a)                              140,847       143,281
-----------------------------------------------------------------------
  7.50%, 04/01/29 to 07/01/34(a)                  187,147       200,656
-----------------------------------------------------------------------
  8.00%, 04/01/32(a)                               40,553        43,785
-----------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.50%, 01/01/20 to 01/01/35(q)                  676,259       689,220
-----------------------------------------------------------------------
  6.00%, 01/01/35(n)                              371,075       383,783
=======================================================================
                                                              1,984,258
=======================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.74%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 01/15/32(a)                   43,600        47,122
-----------------------------------------------------------------------
  8.50%, 11/15/24(a)                               33,708        37,002
-----------------------------------------------------------------------
  7.00%, 07/15/31 to 08/15/31(a)                   14,270        15,172
-----------------------------------------------------------------------
  6.50%, 11/15/31 to 09/15/32(a)                   88,520        93,292
-----------------------------------------------------------------------
  6.00%, 12/15/31 to 11/15/32(a)                  105,872       109,896
-----------------------------------------------------------------------
  5.50%, 02/15/34(a)                              180,875       184,884
=======================================================================
                                                                487,368
=======================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $3,529,356)                                       3,551,589
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-3.17%

INTEGRATED OIL & GAS-0.61%

Shell Frontier Oil & Gas Inc.-Series C, 2.38%
  Floating Rate Pfd.(f)                                 4   $   400,000
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(b)(e)(o)(p)                      275             0
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.72%

ABN AMRO XVIII Custodial Receipts-Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04; Cost $200,000)(b)(e)(q)                     2       200,000
-----------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 2.75%
  Floating Rate Pfd. (Acquired
  03/17/04-09/28/04; Cost $925,032)(b)(e)(f)          950       937,650
=======================================================================
                                                              1,137,650
=======================================================================

U.S. AGENCY SECURITIES-0.84%

Fannie Mae-Series J, 4.72% Pfd.(a)                  5,550       280,275
-----------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd.(a)                  5,450       275,736
=======================================================================
                                                                556,011
=======================================================================
    Total Stocks & Other Equity Interests
      (Cost $2,078,619)                                       2,093,661
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
ASSET-BACKED SECURITIES-5.18%

OTHER DIVERSIFIED FINANCIAL SERVICES-4.21%

Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-08/20/02; Cost $511,034)(a)(b)      $  500,000       595,902
-----------------------------------------------------------------------
Patrons' Legacy- Series 2003-III, Ctfs.,
  5.65%, 01/17/17 (Acquired 11/04/04; Cost
  $512,705)(b)(e)                                 500,000       508,681
-----------------------------------------------------------------------
  Series 2004-I, Ctfs., 6.67%, 02/04/17
  (Acquired 04/30/04; Cost $1,000,000)(b)(e)    1,000,000     1,019,403
-----------------------------------------------------------------------
Twin Reefs Pass Through Trust, Floating Rate
  Pass Through Ctfs., 3.37% (Acquired
  12/07/04; Cost $400,000)(a)(b)(e)(h)(r)         400,000       402,276
-----------------------------------------------------------------------
Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  09/22/03; Cost $268,315)(a)(b)(e)               250,000       251,372
=======================================================================
                                                              2,777,634
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE-0.54%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $351,994)(a)(b)(e)                           $  350,000   $   356,976
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.43%

Sovereign Bank-Class A-1, Pass Through Ctfs.,
  10.20%, 06/30/05 (Acquired 09/22/04; Cost
  $324,424)(a)(b)(e)                              278,663       286,942
=======================================================================
    Total Asset-Backed Securities (Cost
      $3,314,784)                                             3,421,552
=======================================================================

U.S. GOVERNMENT AGENCY SECURITIES-1.33%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.33%

Unsec. Floating Rate Global Notes,
  3.68%, 02/17/09(a)(r)                           575,000       580,393
-----------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08(a)                              300,000       296,211
=======================================================================
                                                                876,604
=======================================================================
    Total U.S. Government Agency Securities
      (Cost $865,115)                                           876,604
=======================================================================

U.S. TREASURY SECURITIES-2.70%

U.S. TREASURY NOTES-0.80%

5.00%, 02/15/11(a)                                500,000       532,185
=======================================================================

U.S. TREASURY BONDS-1.58%

7.25%, 05/15/16 to 08/15/22(a)                    825,000     1,041,070
=======================================================================

U.S. TREASURY STRIPS-0.32%

5.98%, 11/15/23(a)(s)                             550,000       209,600
=======================================================================
    Total U.S. Treasury Securities (Cost
      $1,723,516)                                             1,782,855
=======================================================================

                                                 SHARES

MONEY MARKET FUNDS-2.62%

Liquid Assets Portfolio-Institutional
  Class(t)                                        866,287       866,287
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(t)       866,287       866,287
=======================================================================
    Total Money Market Funds (Cost
      $1,732,574)                                             1,732,574
=======================================================================
TOTAL INVESTMENTS-101.02% (Cost $65,358,493)                 66,724,116
=======================================================================
OTHER ASSETS LESS LIABILITIES-(1.02%)                          (675,116)
=======================================================================
NET ASSETS-100.00%                                          $66,049,000
_______________________________________________________________________
=======================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

Investment Abbreviations:

AUD     - Australian Dollar
Ctfs.   - Certificates
Deb.    - Debentures
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $59,982,362, which represented 89.90% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $14,767,125, which represented 22.36% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered illiquid.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments. The market value of this security at December 31, 2004 represented 0.52% of the Fund's Total Investments.
(d) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2004.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $9,160,391, which represented 13.87% of the Fund's Net Assets.
(f) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(g) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 9.
(h) Perpetual bond with no specified maturity date.
(i) Principal and interest payments are secured by bond insurance provided by one of the following companies: Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(j) Interest on this security is taxable income to the Fund.
(k) Zero coupon bond issued at a discount. The interest rate shown represents the current yield at December 31, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(l) Foreign denominated security. Par value is denominated in currency indicated.
(m) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(n) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note .
(o) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at December 31, 2004 represented 0.00% of the Fund's Total Investments. See
    Note 1A.
(p) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(q) Interest rate is redetermined annually. Rate shown is the rate in effect on December 31, 2004.
(r) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.
(s) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(t) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost $63,625,919)  $ 64,991,542
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,732,574)                                 1,732,574
=============================================================
    Total investments (cost $65,358,493)           66,724,116
=============================================================
Foreign currencies, at market value (cost $129)           142
-------------------------------------------------------------
Receivables for:
  Investments sold                                     19,000
-------------------------------------------------------------
  Variation margin                                     27,406
-------------------------------------------------------------
  Fund shares sold                                     30,718
-------------------------------------------------------------
  Dividends and interest                              971,979
-------------------------------------------------------------
  Principal paydowns                                   29,213
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 53,425
-------------------------------------------------------------
Other assets                                           12,678
=============================================================
    Total assets                                   67,868,677
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,453,504
-------------------------------------------------------------
  Fund shares reacquired                               14,286
-------------------------------------------------------------
  Foreign currency contracts                           49,361
-------------------------------------------------------------
  Foreign currency contracts outstanding              152,398
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              57,923
-------------------------------------------------------------
Accrued administrative services fees                   60,994
-------------------------------------------------------------
Accrued distribution fees -- Series II                    602
-------------------------------------------------------------
Accrued transfer agent fees                             1,134
-------------------------------------------------------------
Accrued operating expenses                             29,475
=============================================================
    Total liabilities                               1,819,677
=============================================================
Net assets applicable to shares outstanding      $ 66,049,000
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $ 81,838,381
-------------------------------------------------------------
Undistributed net investment income                 3,434,766
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  foreign currency contracts and futures
  contracts                                       (20,529,821)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts and futures contracts          1,305,674
=============================================================
                                                 $ 66,049,000
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 65,069,097
_____________________________________________________________
=============================================================
Series II                                        $    979,903
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            7,441,978
_____________________________________________________________
=============================================================
Series II                                             112,966
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       8.74
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       8.67
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                          $3,460,514
------------------------------------------------------------
Dividends                                             21,100
------------------------------------------------------------
Dividends from affiliated money market funds          12,055
============================================================
    Total investment income                        3,493,669
============================================================

EXPENSES:

Advisory fees                                        417,563
------------------------------------------------------------
Administrative services fees                         164,221
------------------------------------------------------------
Custodian fees                                        25,365
------------------------------------------------------------
Distribution fees -- Series II                         2,237
------------------------------------------------------------
Transfer agent fees                                    8,357
------------------------------------------------------------
Trustees' fees and retirement benefits                13,001
------------------------------------------------------------
Professional fees                                     36,252
------------------------------------------------------------
Other                                                 36,339
============================================================
    Total expenses                                   703,335
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                        (571)
============================================================
    Net expenses                                     702,764
============================================================
Net investment income                              2,790,905
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            1,401,917
------------------------------------------------------------
  Foreign currencies                                 (38,896)
------------------------------------------------------------
  Foreign currency contracts                        (433,137)
------------------------------------------------------------
  Futures contracts                                  (39,935)
============================================================
                                                     889,949
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             (438,426)
------------------------------------------------------------
  Foreign currencies                                  (5,368)
------------------------------------------------------------
  Foreign currency contracts                          15,643
------------------------------------------------------------
  Futures contracts                                  109,615
============================================================
                                                    (318,536)
============================================================
Net gain from investment securities, foreign
  currencies, foreign currency contracts and
  futures contracts                                  571,413
============================================================
Net increase in net assets resulting from
  operations                                      $3,362,318
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 2,790,905    $ 3,397,940
----------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                     889,949      3,040,109
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                     (318,536)      (140,037)
========================================================================================
    Net increase in net assets resulting from operations        3,362,318      6,298,012
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (3,692,613)    (4,397,603)
----------------------------------------------------------------------------------------
  Series II                                                       (55,546)       (44,727)
========================================================================================
    Decrease in net assets resulting from distributions        (3,748,159)    (4,442,330)
========================================================================================
Share transactions-net:
  Series I                                                     (6,418,302)      (644,786)
----------------------------------------------------------------------------------------
  Series II                                                       231,857        644,619
========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (6,186,445)          (167)
========================================================================================
    Net increase (decrease) in net assets                      (6,572,286)     1,855,515
========================================================================================

NET ASSETS:

  Beginning of year                                            72,621,286     70,765,771
========================================================================================
  End of year (including undistributed net investment income
    of $3,434,766 and $3,690,139, respectively)               $66,049,000    $72,621,286
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Diversified Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on

                        AIM V.I. DIVERSIFIED INCOME FUND
     historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions are considered borrowings under the 1940 Act. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a

                        AIM V.I. DIVERSIFIED INCOME FUND
     foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $250 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $217.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $111 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $164,221, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $8,357.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $2,237.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                              UNREALIZED
                      MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND
FUND                    12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME
------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class                $  791,463       $17,736,081       $(17,661,257)         $   --         $  866,287       $ 6,076
------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                   791,463        17,736,081        (17,661,257)             --            866,287         5,979
========================================================================================================================
    Total              $1,582,926       $35,472,162       $(35,322,514)         $   --         $1,732,574       $12,055
________________________________________________________________________________________________________________________
========================================================================================================================


                       REALIZED
FUND                  GAIN (LOSS)
--------------------
Liquid Assets
  Portfolio-
  Institutional
  Class                 $   --
--------------------
STIC Prime
  Portfolio-
  Institutional
  Class                     --
====================
    Total               $   --
____________________
====================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $35,252 and $0, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $243 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $243.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,787 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the
                        AIM V.I. DIVERSIFIED INCOME FUND
additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--FOREIGN CURRENCY CONTRACTS

                      OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------
                                        CONTRACT TO                          UNREALIZED
SETTLEMENT                        -----------------------                   APPRECIATION
DATE                  CURRENCY     DELIVER      RECEIVE        VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------
01/20/05                AUD       1,900,000    $1,379,115    $1,483,919      $(104,804)
-----------------------------------------------------------------------------------------
01/20/05                EUR       1,050,000     1,361,556     1,424,522        (62,966)
-----------------------------------------------------------------------------------------
03/14/05                GBP         970,000     1,873,070     1,852,390         20,680
-----------------------------------------------------------------------------------------
03/14/05                NZD         340,000       236,810       242,118         (5,308)
=========================================================================================
                                  4,260,000    $4,850,551    $5,002,949      $(152,398)
_________________________________________________________________________________________
=========================================================================================

NOTE 9--FUTURES CONTRACTS

On December 31, 2004, $300,489 principal amount of investment grade corporate bonds were pledged as collateral to cover margin requirements for open futures contracts.

                                        OPEN FUTURES CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------
                                                               NO. OF        MONTH/         MARKET        UNREALIZED
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       APPRECIATION
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                       54        Mar-05/Long    $11,318,062      $ 8,199
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                       69        Mar-05/Long      7,557,656       49,920
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                       7        Mar-05/Long        783,563        7,512
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds                                      11        Mar-05/Long      1,237,500       21,476
=====================================================================================================================
                                                                                          $20,896,781      $87,107
_____________________________________________________________________________________________________________________
=====================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $3,748,159    $4,442,330
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  3,499,164
----------------------------------------------------------------------------
Unrealized appreciation -- investments                             1,370,964
----------------------------------------------------------------------------
Temporary book/tax differences                                       (64,398)
----------------------------------------------------------------------------
Capital loss carryforward                                        (20,289,344)
----------------------------------------------------------------------------
Post-October capital loss deferral                                  (305,767)
----------------------------------------------------------------------------
Shares of beneficial interest                                     81,838,381
============================================================================
Total net assets                                                $ 66,049,000
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the treatment of defaulted bonds and the tax recognition of unrealized gains (losses) on certain future and forward contracts. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $5,341.

                        AIM V.I. DIVERSIFIED INCOME FUND

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $20,289,344 of capital loss carryforward in the fiscal year ended December 31, 2005.

    The Fund utilized $490,475 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2006                                                $   284,800
-----------------------------------------------------------------------------
December 31, 2007                                                  2,582,661
-----------------------------------------------------------------------------
December 31, 2008                                                  4,437,761
-----------------------------------------------------------------------------
December 31, 2009                                                  6,105,069
-----------------------------------------------------------------------------
December 31, 2010                                                  6,879,053
=============================================================================
Total capital loss carryforward                                  $20,289,344
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $76,278,233 and $82,972,624, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $1,775,077
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (409,454)
==============================================================================
Net unrealized appreciation of investment securities               $1,365,623
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $65,358,493.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, paydowns on mortgage backed securities and premium amortization, on December 31, 2004, undistributed net investment income was increased by $701,881 and undistributed net realized gain (loss) was decreased by $701,881. This reclassification had no effect on the net assets of the Fund.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 13--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       731,021    $  6,558,756     1,328,205    $ 11,971,880
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       25,137         224,174        69,869         624,220
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       422,495       3,692,613       501,437       4,397,603
----------------------------------------------------------------------------------------------------------------------
  Series II                                                        6,399          55,546         5,123          44,727
======================================================================================================================
Reacquired:
  Series I                                                    (1,857,496)    (16,669,671)   (1,893,686)    (17,014,269)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       (5,373)        (47,863)       (2,658)        (24,328)
======================================================================================================================
                                                                (677,817)   $ (6,186,445)        8,290    $       (167)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate the own 81% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         SERIES I
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2004          2003          2002          2001          2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.82       $  8.60       $  9.13       $  9.49       $ 10.06
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.36(a)       0.42(a)       0.55(a)       0.67(a)(b)    0.76(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.08          0.37         (0.35)        (0.35)        (0.69)
=============================================================================================================================
    Total from investment operations                             0.44          0.79          0.20          0.32          0.07
=============================================================================================================================
Less dividends from net investment income                       (0.52)        (0.57)        (0.73)        (0.68)        (0.64)
=============================================================================================================================
Net asset value, end of period                                $  8.74       $  8.82       $  8.60       $  9.13       $  9.49
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                                  5.03%         9.24%         2.30%         3.48%         0.80%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $65,069       $71,860       $70,642       $79,875       $83,722
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                          1.01%(d)      0.95%         0.94%         0.93%         0.90%
=============================================================================================================================
Ratio of net investment income to average net assets             4.01%(d)      4.71%         6.15%         6.87%(b)      7.84%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                           113%          153%           86%           79%           74%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.70 and the ratio of net investment income to average net assets would have been 7.19%. In accordance with the AICPA Audit Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $68,698,992.

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                                             SERIES II
                                                              ----------------------------------------
                                                                                        MARCH 14, 2002
                                                                  YEAR ENDED             (DATE SALES
                                                                 DECEMBER 31,           COMMENCED) TO
                                                              -------------------        DECEMBER 31,
                                                               2004         2003             2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $8.78        $8.58            $ 8.97
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.33(a)      0.40(a)           0.42(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.08         0.37             (0.08)
======================================================================================================
    Total from investment operations                           0.41         0.77              0.34
======================================================================================================
Less dividends from net investment income                     (0.52)       (0.57)            (0.73)
======================================================================================================
Net asset value, end of period                                $8.67        $8.78            $ 8.58
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                4.69%        9.02%             3.90%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 980        $ 762            $  124
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                        1.26%(c)     1.20%             1.19%(d)
======================================================================================================
Ratio of net investment income to average net assets           3.76%(c)     4.46%             5.90%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(e)                                      113%         153%               86%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average net assets of $894,859.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                        AIM V.I. DIVERSIFIED INCOME FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                        AIM V.I. DIVERSIFIED INCOME FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                        AIM V.I. DIVERSIFIED INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Diversified Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                        AIM V.I. DIVERSIFIED INCOME FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Diversified Income Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                        WITHHOLDING
        TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
------------------------------------------------------------------------------------
(1)*    Bob R. Baker.................................  485,251,764       20,583,220
        Frank S. Bayley..............................  485,193,740       20,641,244
        James T. Bunch...............................  485,846,832       19,988,152
        Bruce L. Crockett............................  485,356,560       20,478,424
        Albert R. Dowden.............................  485,381,238       20,453,746
        Edward K. Dunn, Jr. .........................  484,642,618       21,192,366
        Jack M. Fields...............................  485,417,523       20,417,461
        Carl Frischling..............................  484,781,819       21,053,165
        Robert H. Graham.............................  485,247,575       20,587,409
        Gerald J. Lewis..............................  484,388,317       21,446,667
        Prema Mathai-Davis...........................  484,212,736       21,622,248
        Lewis F. Pennock.............................  485,257,174       20,577,810
        Ruth H. Quigley..............................  483,391,857       22,443,127
        Louis S. Sklar...............................  484,592,297       21,242,687
        Larry Soll, Ph.D. ...........................  484,654,198       21,180,786
        Mark H. Williamson...........................  484,890,948       20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                        AIM V.I. DIVERSIFIED INCOME FUND

TRUSTEES AND OFFICERS

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                        AIM V.I. DIVERSIFIED INCOME FUND

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; and Senior Vice
                                                    President and General Counsel, Liberty
                                                    Funds Group, LLC and Vice President,
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993             Managing Director, Chief Fixed Income      N/A
   Vice President                                   Officer and Senior Investment Officer,
                                                    A I M Capital Management, Inc. and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004             Senior Portfolio Manager, A I M            N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President and
                                                    Senior Portfolio Manager, INVESCO
                                                    Institutional (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004             Senior Portfolio Manager, A I M            N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President,
                                                    Director of Sector Management and Senior
                                                    Portfolio Manager, INVESCO Institutional
                                                    (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc. (See footnote (4)
                                                    below.)
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.


OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA
                                                       Houston, TX 77046-1173   19103-3659

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 0% is eligible for the dividends received deduction for corporations.

                        AIM V.I. DIVERSIFIED INCOME FUND

                                             AIM V.I. GOVERNMENT SECURITIES FUND
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS

                            AIM V.I. GOVERNMENT SECURITIES FUND seeks to achieve
                       a high level of current income consistent with reasonable
                                                concern for safety of principal.


Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.


The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY
A CURRENTLY EFFECTIVE FUND PROSPECTUS AND
VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE
COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
BEFORE INVESTING.
===================================================

===================================================     YOUR GOALS. OUR SOLUTIONS.               [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE      --Registered Trademark--                      --Registered Trademark--
===================================================

AIM V.I. GOVERNMENT SECURITIES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

This was a year in which the fund was        bonds in 2004, and bonds with longer             Based upon our assessment of the
challenged by an environment of rising       maturities typically offer a higher           risks as they relate to the market
interest rates. We are pleased to have       interest rate in return for the               environment, we make adjustments to the
met that challenge with returns              purchaser's willingness to commit to the      portfolio by changing the weighting of
comparable to those of our peer group        longer term. The difference in the            the three sectors (Treasury bonds,
index. Many competitors invest up to 20%     fund's performance and that of its            agency bonds and mortgage-backed
of their funds' assets in corporate          style-specific index results from our         securities) and by modifying the
bonds to increase yield; ours is a pure      decision to keep the fund's duration          duration of the portfolio.
government fund that avoids the credit       shorter than that of the benchmark.
risk associated with corporate bonds.                                                         Effective duration is a measure of a
                                             HOW WE INVEST                                 bond fund's price sensitivity to changes
=======================================                                                    in interest rates. It also takes into
FUND VS. INDEXES                             This fund invests in securities that are      account mortgage prepayments, puts,
                                             issued, guaranteed or otherwise backed        adjustable coupons and potential call
Total returns, 12/31/03-12/31/04,            by the U.S. government or its sponsored       dates. Shortening the effective duration
excluding variable product issuer            entities, including U.S. Treasury bonds,      of the portfolio helps mitigate changes
charges. If variable product issuer          agency bonds and mortgage-backed              to the fund's share price, but bonds of
charges were included, returns would         securities.                                   shorter duration typically carry lower
be lower.                                                                                  yields than longer-duration bonds.
                                                The fund may invest in securities of       However, we believe that the risk of NAV
Series I Shares                   2.56%      all maturities, but we maintain an            volatility far outweighs the risk of
                                             intermediate-duration portfolio--one          diminished income. That is, we manage
Series II Shares                  2.27       with a weighted average effective             the fund first for security of principal
                                             maturity between three and 10 years.          and then dividend yield.
Lehman U.S. Aggregate Bond                   (Weighted average effective maturity is
Index (Broad Market Index)        4.34       a measure, as estimated by the fund's         MARKET CONDITIONS AND YOUR FUND
                                             portfolio managers, of the length of
Lehman Intermediate                          time the average security in a bond fund      Good news for the economy often results
U.S. Government and Mortgage                 will mature or be redeemed by its             in a sell-off in the bond market, the
Index (Style-specific Index)      3.66       issuer.)                                      result of which increases bond yields.
                                                                                           Bad news for the economy triggers the
Lipper Intermediate                             We continually monitor the market          buying of bonds, resulting in price
U.S. Government Bond Fund                    environment to guard against: 1) the          increases and a corresponding drop in
Index (Peer Group Index)          2.85       risk of rising rates eroding the              yield. Many such events occurred during
                                             relative stability of the fund's net          the year, but we managed the fund based
Source: Lipper, Inc.                         asset value (NAV)--a risk to the safety       upon the ongoing trend of rising rates.
=======================================      of principal--and 2) risk to the
                                             portfolio's yield.                               Though the Federal Reserve Board (the
   For the fiscal year ended December 31,                                                  Fed) did not raise the fed funds target
2004, the fund underperformed the Lehman                                                   rate until mid-year, the warnings of
U.S. Aggregate Bond Index, which                                                           such a move began in March. Of course,
represents the broad market of                                                             at the beginning of the year,
investment-grade bonds, including bonds
of all types and maturities.
Corporate bonds outperformed government

===================================================================================================================================
PORTFOLIO COMPOSITION                                                 TOP FIXED INCOME ISSUERS*
-----------------------------------------------------------------------------------------------------------------------------------
By sector, based on total investments                                  1. Federal National Mortgage Association (FNMA)       45.5%
                                                                       2. Federal Home Loan Mortgage Corp. (FHLMC)           28.9
 1. Mortgage U.S. Agency Obligations                   61.2%           3. Government National Mortgage Association (GNMA)     9.8
 2. Non-Mortgage U.S. Agency Obligations               20.0            4. U.S. Treasury                                       8.8
 3. U.S. Treasury Obligations                           7.6            5. Federal Home Loan Bank                              4.5
 4. Money Market Funds                                 11.2            6. Federal Farm Credit Bank                            3.4
                                                                       7. Tennessee Valley Authority                          1.8
                                                                       8. Private Export Funding Company                      0.7


                                                                      TOTAL NET ASSETS                               $670 MILLION
                                                                      TOTAL NUMBER OF HOLDINGS*                               473

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.
===================================================================================================================================

AIM V.I. GOVERNMENT SECURITIES FUND

this influential short-term interest         low-duration, seasoned mortgages--            The views and opinions expressed in
rate was at a 46-year low. At 1%, we         mortgages whose underlying borrowers had      Management's Discussion of Fund
knew that the target rate would              already had plenty of opportunity to          Performance are those of A I M Advisors,
inevitably go up; it was a simply a          refinance--so that there was less risk        Inc. These views and opinions are
matter of when. We had begun to manage       of prepayment. Our dominant weighting of      subject to change at any time based on
the fund for a rising-rate scenario in       mortgage-backed securities benefited the      factors such as market and economic
2003, and we continued to do so              fund's total return. As was true within       conditions. These views and opinions may
throughout 2004.                             the broad market, the fund's                  not be relied upon as investment advice
                                             mortgage-backed securities outperformed       or recommendations, or as an offer for a
   After its initial increase in June,       both agency bonds and Treasury bonds.         particular security. The information is
the Fed raised its target rate four more                                                   not a complete analysis of every aspect
times, each time increasing it by 25            A third strategy employed during the       of any market, country, industry,
basis points (0.25%). As of December 31,     period was the use of a type of               security or the fund. Statements of fact
2004, the rate stood at 2.25%, and the       short-term borrowing known as a reverse       are from sources considered reliable,
statement issued at that time indicated      repurchase agreement (reverse repo),          but A I M Advisors, Inc. makes no
that increases could be expected to          whereby a fund loans securities in            representation or warranty as to their
continue.                                    exchange for cash according to an             completeness or accuracy. Although
                                             agreement stipulating when the borrower       historical performance is no guarantee
   Our strategies for managing the fund      will return the security. The fund then       of future results, these insights may
in a rising-rate environment were            deploys the cash into either                  help you understand our investment
consistently applied throughout the          cash-equivalent trades or                     management philosophy.
period. They included maintaining a          longer-maturity securities to enhance
portfolio with a shorter duration than       total return. While the fund is                                   SCOT W. JOHNSON,
the fund's style-specific index and          typically fully invested, reverse repo's                          Chartered Financial
overweighting the fund's exposure to         provide ready cash to take advantage of             [JOHNSON      Analyst, senior
higher-coupon mortgage-backed                tactical opportunities in the bond                   PHOTO]       portfolio manager,
securities.                                  market.                                                           is lead manager of
                                                                                                               AIM V.I. Government
   Throughout the year, we maintained        IN CLOSING                                    Securities Fund. Mr. Johnson joined AIM
the portfolio's duration at less than                                                      in 1994. He received both a B.A. in
three years. The monthly portfolio           We believe that within a variety of           economics and an M.B.A. in finance from
duration calculations ranged between         market environments, an                       Vanderbilt University.
2.33 years and 2.85 years. For the           intermediate-duration portfolio of
fiscal year ended December 31, 2004, the     government bonds and mortgage- backed                             CLINT DUDLEY,
average duration of the Lehman               securities has the potential to provide                           Chartered Financial
Intermediate U.S. Government and             greater total returns than a portfolio              [DUDLEY       Analyst, portfolio
Mortgage Index was 3.08 years. Our           invested in only one of those sectors.               PHOTO]       manager, is a
short-duration stance is based on the        We also believe that active management                            manager of AIM V.I.
knowledge that a portfolio of longer         can add value by weighting sectors and                            Government
duration may result in higher returns,       managing duration to take advantage of        Securities Fund. Mr. Dudley joined AIM
but greater NAV instability can also         prevailing market conditions.                 in 1998, was promoted to money market
result.                                                                                    portfolio manager in 2000 and assumed
                                                                                           his current duties in 2001. He received
   We also maintained a fairly                                                             both a B.B.A. and an M.B.A. from Baylor
consistent weighting of mortgage-backed                                                    University.
securities amounting to approximately
three-fourths of the portfolio. We
sought out high-coupon,

PRINCIPAL RISKS OF INVESTING IN THE FUND

U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the payment of principal and any applicable interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

The fund may invest a portion of its assets in mortgage-backed securities, which may lose value if mortgages are prepaid in response to falling interest rates.
                                                                                                   [RIGHT ARROW GRAPHIC]

                                                                                           FOR FURTHER INFORMATION ON YOUR FUND,
                                                                                           ITS EXPENSES AND ITS LONG-TERM
                                                                                           PERFORMANCE, PLEASE TURN THE PAGE.

AIM V.I. GOVERNMENT SECURITIES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                               actual expense ratio and an assumed rate
                                                                                           of return of 5% per year before
As a shareholder of the fund, you incur      The table below provides information          expenses, which is not the fund's actual
ongoing costs including management fees,     about actual account values and actual        return. The hypothetical account values
distribution and/or service fees (12b-1)     expenses. You may use the information in      and expenses may not be used to estimate
and other fund expenses. This example is     this table, together with the amount you      your actual ending account balance or
intended to help you understand your         invested, to estimate the expenses that       expenses you paid for the period. You
ongoing costs (in dollars) of investing      you paid over the period. Simply divide       may use this information to compare the
in the fund and to compare these costs       your account value by $1,000 (for             ongoing costs of investing in the fund
with ongoing costs of investing in other     example, an $8,600 account value divided      and other funds. To do so, compare this
mutual funds. The example is based on an     by $1,000 = 8.6), then multiply the           5% hypothetical example with the 5%
investment of $1,000 invested at the         result by the number in the table under       hypothetical examples that appear in the
beginning of the period and held for the     the heading entitled "Actual Expenses         shareholder reports of the other funds.
entire period, July 1, 2004-December 31,     Paid During Period" to estimate the
2004.                                        expenses you paid on your account during         Please note that the expenses shown
                                             this period.                                  in the table are meant to highlight your
   The actual and hypothetical expenses                                                    ongoing costs only. Therefore, the
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR                      hypothetical information is useful in
the effect of any fees or other expenses     COMPARISON PURPOSES                           comparing ongoing costs only, and will
assessed in connection with a variable                                                     not help you determine the relative
product; if they did, the expenses shown     The table below also provides                 total costs of owning different funds.
would be higher while the ending account     information about hypothetical account
values shown would be lower.                 values and hypothetical expenses based
                                             on the fund's

====================================================================================================================================
                                                               ACTUAL                                HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES          ENDING ACCOUNT           EXPENSES
    SHARE                  VALUE                     VALUE              PAID DURING            VALUE              PAID DURING
    CLASS                 (7/1/04)               (12/31/04)(1)           PERIOD(2)           (12/31/04)            PERIOD(2)

   Series I              $1,000.00                 $1,024.00               $4.53              $1,020.66               $4.52
   Series II              1,000.00                  1,022.70                5.80               1,019.41                5.79


(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 2.40% and 2.27% for Series I and Series II shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (0.89% and 1.14% for Series I and Series II shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
====================================================================================================================================

AIM V.I. GOVERNMENT SECURITIES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            ======================================================================================
comparable future results.
                                             RESULTS OF A $10,000 INVESTMENT
   In evaluating this chart, please note     12/31/94-12/31/04
that the chart uses a logarithmic scale
along the vertical axis (the value                                          [MOUNTAIN CHART]
scale). This means that each scale
increment always represents the same
percent change in price; in a linear                             AIM V.I. GOVERNMENT        LEHMAN U.S.     LIPPER INTERMEDIATE
chart each scale increment always                                    SECURITIES             AGGREGATE         U.S. GOVERNMENT
represents the same absolute change in         DATE                 FUND-SERIES I           BOND INDEX         BOND FUND INDEX
price. In this example, the scale            12/31/94                   $10000                $10000               $10000
increment between $5,000 and $10,000 is          3/95                    10399                 10504                10443
the same as that between $10,000 and             6/95                    10968                 11144                10965
$20,000. In a linear chart, the latter           9/95                    11111                 11363                11143
scale increment would be twice as large.        12/95                    11555                 11847                11557
The benefit of using a logarithmic scale         3/96                    11328                 11637                11371
is that it better illustrates                    6/96                    11351                 11704                11409
performance during the early years               9/96                    11533                 11920                11599
before reinvested distributions and             12/96                    11820                 12278                11906
compounding create the potential for the         3/97                    11772                 12209                11845
original investment to grow to very              6/97                    12130                 12657                12232
large numbers. Had the chart used a              9/97                    12465                 13078                12598
linear scale along its vertical axis,           12/97                    12783                 13463                12921
you would not be able to see as clearly          3/98                    12963                 13672                13105
the movements in the value of the fund           6/98                    13250                 13992                13386
and the indexes during the fund's early          9/98                    13776                 14583                13985
years. We use a logarithmic scale in            12/98                    13770                 14632                13977
financial reports of funds that have             3/99                    13659                 14560                13871
more than five years of performance              6/99                    13487                 14432                13734
history.                                         9/99                    13586                 14530                13820
                                                12/99                    13589                 14512                13783
=======================================          3/00                    13831                 14832                14068
AVERAGE ANNUAL TOTAL RETURNS                     6/00                    14061                 15091                14271
As of 12/31/04                                   9/00                    14419                 15546                14684
                                                12/00                    14965                 16199                15323
SERIES I SHARES                                  3/01                    15261                 16691                15757
Inception (5/5/93)                5.19%          6/01                    15287                 16785                15796
10 Years                          6.11           9/01                    15985                 17559                16552
 5 Years                          5.89          12/01                    15924                 17567                16483
 1 Year                           2.56           3/02                    15964                 17584                16463
                                                 6/02                    16476                 18233                17109
SERIES II SHARES                                 9/02                    17319                 19069                17966
10 Years                          5.84%         12/02                    17452                 19369                18131
 5 Years                          5.62           3/03                    17481                 19638                18298
 1 Year                           2.27           6/03                    17732                 20130                18640
                                                 9/03                    17592                 20100                18544
=======================================         12/03                    17588                 20164                18527
                                                 3/04                    17874                 20700                18935
Returns since the inception date of              6/04                    17614                 20194                18498
Series II shares are historical. All             9/04                    17931                 20839                18948
other returns are the blended returns of        12/04                   $18095                $21038               $19054
the historical performance of the fund's
Series II shares since their inception                                                                         Source: Lipper, Inc.
and the restated historical performance      ======================================================================================
of the fund's Series I shares (for
periods prior to inception of the Series        The performance data quoted represent         The unmanaged Lehman Intermediate
II shares) adjusted to reflect the           past performance and cannot guarantee         U.S. Government and Mortgage Index is a
higher Rule 12b-1 fees applicable to the     comparable future results; current            market-weighted combination of the
Series II shares. The inception date of      performance may be lower or higher.           unmanaged Lehman Brothers Intermediate
the fund's Series II shares is 9/19/01.      Please contact your variable product          U.S. Government Bond Index and the
The Series I and Series II shares invest     issuer or financial advisor for the most      unmanaged Lehman Brothers Mortgage
in the same portfolio of securities and      recent month-end variable product             Backed Securities Fixed Rate (MBS FR)
will have substantially similar              performance. Performance figures reflect      Index. The Lehman Brothers Intermediate
performance, except to the extent that       fund expenses, reinvested distributions       U.S. Government Bond Index represents
expenses borne by each class differ.         and changes in net asset value.               the performance of intermediate- and
                                             Investment return and principal value         long-term U.S. Treasury and U.S.
                                             will fluctuate so that you may have a         government agency securities. The MBS FR
                                             gain or loss when you sell shares.            Index covers 30- and 15-year
                                                                                           mortgage-backed pass-through securities
                                                AIM V.I. Government Securities Fund,       offered by Ginnie Mae, Fannie Mae, and
                                             a series portfolio of AIM Variable            Freddie Mac. The indexes are compiled by
                                             Insurance Funds, is currently offered         Lehman Brothers, a global investment
                                             through insurance companies issuing           bank.
                                             variable products. You cannot purchase
                                             shares of the fund directly. Performance         The Lipper Intermediate U.S.
                                             figures given represent the fund and are      Government Bond Fund Index represents an
                                             not intended to reflect actual variable       average of the 30 largest
                                             product values. They do not reflect           intermediate-term U.S. government bond
                                             sales charges, expenses and fees              funds tracked by Lipper, Inc., an
                                             assessed in connection with a variable        independent mutual fund performance
                                             product. Sales charges, expenses and          monitor.
                                             fees, which are determined by the
                                             variable product issuers, will vary and          The fund is not managed to track the
                                             will lower the total return.*                 performance of any particular index,
                                                                                           including the indexes defined here, and
                                             ABOUT INDEXES USED IN THIS REPORT             consequently, the performance of the
                                                                                           fund may deviate significantly from the
                                             The unmanaged Lehman U.S. Aggregate Bond      performance of the index.
                                             Index, which represents the U.S.
                                             investment-grade fixed-rate bond market          A direct investment cannot be made
                                             (including government and corporate           in an index. Unless otherwise indicated,
                                             securities, mortgage pass-through             index results include reinvested
                                             securities and asset-backed securities),      dividends, and they do not reflect sales
                                             is compiled by Lehman Brothers, a global      charges. Performance of an index of
                                             investment bank.                              funds reflects fund expenses;
                                                                                           performance of a market index does not.

                                                                                           OTHER INFORMATION

                                                                                           The returns shown in the Management's
                                                                                           Discussion of Fund Performance are based
                                                                                           on net asset values calculated for
                                                                                           shareholder transactions. Generally
                                                                                           accepted accounting principles require
                                                                                           adjustments to be made to the net assets
                                                                                           of the fund at period end for financial
                                                                                           reporting purposes, and as such, the net
                                                                                           asset values for shareholder
                                                                                           transactions and the returns based on
                                                                                           those net asset values may differ from
                                                                                           the net asset values and returns
                                                                                           reported in the Financial Highlights.

*Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

                                        5                             VIGOV-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                PRINCIPAL       MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------
U.S. MORTGAGE-BACKED SECURITIES-71.21%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-21.98%

Pass Through Ctfs.,
  6.00%, 11/01/08 to 02/01/34(a)               $ 9,181,410   $   9,596,716
--------------------------------------------------------------------------
  6.50%, 12/01/08 to 11/01/34(a)                29,158,667      30,811,103
--------------------------------------------------------------------------
  7.00%, 11/01/10 to 11/01/34(a)                42,313,582      44,867,011
--------------------------------------------------------------------------
  8.00%, 12/01/15 to 05/01/32(a)                 5,664,259       6,119,158
--------------------------------------------------------------------------
  5.00%, 05/01/18(a)                            10,764,717      10,943,995
--------------------------------------------------------------------------
  4.50%, 05/01/19(a)                            16,957,370      16,916,535
--------------------------------------------------------------------------
  10.50%, 08/01/19(a)                               25,060          27,791
--------------------------------------------------------------------------
  8.50%, 09/01/20 to 10/01/29(a)                 1,385,299       1,509,472
--------------------------------------------------------------------------
  10.00%, 03/01/21(a)                              382,732         426,148
--------------------------------------------------------------------------
  9.00%, 06/01/21(a)                             2,131,010       2,368,630
--------------------------------------------------------------------------
  7.05%, 05/20/27(a)                             1,289,944       1,365,114
--------------------------------------------------------------------------
  7.50%, 09/01/29 to 08/01/34(a)                 6,531,832       6,998,459
--------------------------------------------------------------------------
  5.50%, 10/01/33 to 01/01/34(a)                 6,357,398       6,464,715
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/15(b)(c)                          8,732,000       8,870,513
==========================================================================
                                                               147,285,360
==========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-39.44%

Pass Through Ctfs.,
  7.50%, 11/01/09 to 07/01/34(a)                15,867,216      17,103,696
--------------------------------------------------------------------------
  6.50%, 10/01/10 to 08/01/34(a)                45,110,272      47,608,656
--------------------------------------------------------------------------
  7.00%, 07/01/11 to 11/01/34(a)                54,300,546      57,604,531
--------------------------------------------------------------------------
  8.50%, 06/01/12 to 10/01/33(a)                 7,912,822       8,712,645
--------------------------------------------------------------------------
  10.00%, 03/01/16(a)                              146,513         160,685
--------------------------------------------------------------------------
  6.00%, 06/01/16 to 02/01/34(a)                39,375,216      41,252,411
--------------------------------------------------------------------------
  5.00%, 11/01/17 to 08/01/33(a)                 3,189,967       3,245,121
--------------------------------------------------------------------------
  8.00%, 12/01/17 to 08/01/32(a)                 6,875,957       7,416,057
--------------------------------------------------------------------------
  5.50%, 09/01/33 to 11/01/33(a)                 5,847,539       5,943,402
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/20 to 01/01/35(b)(c)             14,789,250      14,746,245
--------------------------------------------------------------------------
  5.50%, 01/01/20 to 01/01/35(b)(c)             27,093,309      27,800,183
--------------------------------------------------------------------------
  8.50%, 12/01/30(b)                             1,519,829       1,666,587
--------------------------------------------------------------------------
  6.00%, 01/01/35(b)(c)                         29,920,200      30,944,885
==========================================================================
                                                               264,205,104
==========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-9.79%

Pass Through Ctfs.,
  7.50%, 03/15/08 to 07/15/32(a)               $ 2,919,218   $   3,145,927
--------------------------------------------------------------------------
  9.00%, 09/15/08 to 09/20/17(a)                   512,179         571,852
--------------------------------------------------------------------------
  11.00%, 10/15/15(a)                                7,927           8,951
--------------------------------------------------------------------------
  9.50%, 09/15/16(a)                                 4,597           5,176
--------------------------------------------------------------------------
  10.50%, 09/15/17 to 11/15/19(a)                    6,051           6,820
--------------------------------------------------------------------------
  6.50%, 10/15/18 to 09/20/34(a)                37,552,312      39,658,319
--------------------------------------------------------------------------
  10.00%, 06/15/19(a)                              136,951         152,800
--------------------------------------------------------------------------
  7.00%, 07/15/19 to 03/15/34(a)                 4,143,801       4,409,083
--------------------------------------------------------------------------
  8.00%, 07/15/24 to 11/15/31(a)                 2,439,046       2,673,626
--------------------------------------------------------------------------
  8.50%, 02/15/25(a)                                60,189          66,006
--------------------------------------------------------------------------
  6.00%, 10/15/31 to 08/15/34(a)                14,334,491      14,889,235
==========================================================================
                                                                65,587,795
==========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $477,601,854)                                      477,078,259
==========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-23.36%

FEDERAL FARM CREDIT BANK-3.35%

Bonds,
  6.00%, 06/11/08(a)                             2,600,000       2,800,590
--------------------------------------------------------------------------
  5.75%, 01/18/11(a)                             2,000,000       2,168,400
--------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28(a)                             2,500,000       2,661,075
--------------------------------------------------------------------------
Unsec. Bonds,
  7.25%, 06/12/07(a)                            13,625,000      14,857,381
==========================================================================
                                                                22,487,446
==========================================================================

FEDERAL HOME LOAN BANK-4.52%

Unsec. Bonds,
  6.50%, 11/15/05(a)                               275,000         283,396
--------------------------------------------------------------------------
  7.25%, 02/15/07(a)                               895,000         966,367
--------------------------------------------------------------------------
  4.88%, 05/15/07(a)                             4,000,000       4,138,720
--------------------------------------------------------------------------
  3.50%, 11/15/07(a)                             4,650,000       4,653,487
--------------------------------------------------------------------------
  5.48%, 01/28/09(a)                             1,500,000       1,595,925
--------------------------------------------------------------------------
  6.00%, 12/23/11(a)                            18,000,000      18,633,600
==========================================================================
                                                                30,271,495
==========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-6.92%

Unsec. Global Notes,
  3.75%, 08/03/07(a)                            14,375,000      14,410,937
--------------------------------------------------------------------------
  5.13%, 10/15/08(a)                             4,000,000       4,197,640
--------------------------------------------------------------------------
  4.38%, 02/04/10(a)                            27,700,000(d)    27,776,452
==========================================================================
                                                                46,385,029
==========================================================================

                      AIM V.I. GOVERNMENT SECURITIES FUND


                                                PRINCIPAL       MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.07%

Unsec. Global Bonds,
  6.63%, 11/15/30(a)                           $   700,000   $     833,525
--------------------------------------------------------------------------
Unsec. Global Notes,
  7.00%, 07/15/05(a)                             8,100,000       8,287,434
--------------------------------------------------------------------------
  3.66%, 02/25/09(a)                            26,055,000      25,742,601
--------------------------------------------------------------------------
  3.85%, 04/14/09(a)                             4,695,000       4,668,051
--------------------------------------------------------------------------
Unsec. Medium Term Notes,
  7.38%, 03/28/05(a)                               300,000         303,498
--------------------------------------------------------------------------
Unsec. Sub. Disc. Deb.,
  7.37%, 10/09/19(a)(e)                          1,800,000         808,146
==========================================================================
                                                                40,643,255
==========================================================================

PRIVATE EXPORT FUNDING COMPANY-0.69%

Series G, Sec. Gtd. Notes,
  6.67%, 09/15/09(a)                             2,701,000       3,021,096
--------------------------------------------------------------------------
Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06(a)                             1,500,000       1,590,045
==========================================================================
                                                                 4,611,141
==========================================================================

TENNESSEE VALLEY AUTHORITY-1.81%

Series A, Bonds,
  6.79%, 05/23/12(a)                             5,000,000       5,756,750
--------------------------------------------------------------------------
Series G, Global Bonds,
  5.38%, 11/13/08(a)                             6,000,000       6,353,400
==========================================================================
                                                                12,110,150
==========================================================================
    Total U.S. Government Agency Securities
      (Cost $156,138,280)                                      156,508,516
==========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------


U.S. TREASURY SECURITIES-8.81%

U.S. TREASURY NOTES-7.07%

4.63%, 05/15/06(a)                             $14,375,000   $  14,707,350
--------------------------------------------------------------------------
2.38%, 08/31/06(a)                               7,500,000       7,423,800
--------------------------------------------------------------------------
4.00%, 11/15/12(a)                               1,480,000       1,478,846
--------------------------------------------------------------------------
4.25%, 08/15/13 to 08/15/14(a)                  23,700,000(d)    23,775,277
==========================================================================
                                                                47,385,273
==========================================================================

U.S. TREASURY BONDS-1.51%

9.25%, 02/15/16(a)                                 550,000         785,213
--------------------------------------------------------------------------
7.50%, 11/15/16 to 11/15/24(a)                   6,050,000       7,935,707
--------------------------------------------------------------------------
7.63%, 02/15/25(a)                                 550,000         744,474
--------------------------------------------------------------------------
6.88%, 08/15/25(a)                                 500,000         630,080
==========================================================================
                                                                10,095,474
==========================================================================

U.S. TREASURY STRIPS-0.23%

6.79%, 11/15/18(a)(e)                            3,005,000       1,525,037
==========================================================================
    Total U.S. Treasury Securities (Cost
      $58,397,910)                                              59,005,784
==========================================================================

                                                 SHARES

MONEY MARKET FUNDS-13.02%

Government & Agency Portfolio-Institutional
  Class(f) (Cost $87,204,509)                   87,204,509      87,204,509
==========================================================================
TOTAL INVESTMENTS-116.40% (Cost $779,342,553)                  779,797,068
==========================================================================
OTHER ASSETS LESS LIABILITIES-(16.40%)                        (109,842,889)
==========================================================================
NET ASSETS-100.00%                                           $ 669,954,179
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $608,564,146, which represented 78.04% of the Fund's Total Investments. See Note 1A.
(b) Security purchased on forward commitment basis.
(c) This security is subject to dollar roll transactions. See Note 1F.
(d) All or a portion of principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at December 31, 2004.
(e) Security traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS:

Investments, at market value (cost
  $692,138,044)                                  $692,592,559
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $87,204,509)                               87,204,509
=============================================================
    Total investments (cost $779,342,553)         779,797,068
_____________________________________________________________
=============================================================
Receivables for:
  Fund shares sold                                  1,307,885
-------------------------------------------------------------
  Dividends and interest                            4,868,049
-------------------------------------------------------------
  Principal paydowns                                   76,478
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 64,379
-------------------------------------------------------------
Other assets                                              381
=============================================================
    Total assets                                  786,114,240
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            82,630,469
-------------------------------------------------------------
  Fund shares reacquired                              149,502
-------------------------------------------------------------
  Reverse repurchase agreements                    32,400,000
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              80,852
-------------------------------------------------------------
  Accrued interest expense                              8,501
-------------------------------------------------------------
Accrued administrative services fees                  789,439
-------------------------------------------------------------
Accrued distribution fees -- Series II                 11,070
-------------------------------------------------------------
Accrued transfer agent fees                             3,836
-------------------------------------------------------------
Accrued operating expenses                             86,392
=============================================================
    Total liabilities                             116,160,061
=============================================================
Net assets applicable to shares outstanding      $669,954,179
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $663,884,982
-------------------------------------------------------------
Undistributed net investment income                26,688,663
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                           (21,073,981)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                          454,515
=============================================================
                                                 $669,954,179
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $652,226,296
_____________________________________________________________
=============================================================
Series II                                        $ 17,727,883
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           54,054,719
_____________________________________________________________
=============================================================
Series II                                           1,476,666
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      12.07
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      12.01
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                         $23,403,862
------------------------------------------------------------
Dividends from affiliated money market funds         947,936
============================================================
    Total investment income                       24,351,798
============================================================

EXPENSES:

Advisory fees                                      2,816,229
------------------------------------------------------------
Administrative services fees                       1,561,525
------------------------------------------------------------
Custodian fees                                        78,847
------------------------------------------------------------
Distribution fees -- Series II                        48,016
------------------------------------------------------------
Interest                                             530,768
------------------------------------------------------------
Transfer agent fees                                   18,407
------------------------------------------------------------
Trustees' fees and retirement benefits                26,426
------------------------------------------------------------
Other                                                180,838
============================================================
    Total expenses                                 5,261,056
============================================================
Less: Fees waived and expenses reimbursed            (36,041)
============================================================
    Net expenses                                   5,225,015
============================================================
Net investment income                             19,126,783
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                        (492,458)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities         (3,698,196)
============================================================
Net gain (loss) from investment securities        (4,190,654)
============================================================
Net increase in net assets resulting from
  operations                                     $14,936,129
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 19,126,783    $ 16,274,785
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             (492,458)     (3,652,253)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (3,698,196)     (7,310,145)
==========================================================================================
    Net increase in net assets resulting from operations        14,936,129       5,312,387
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (24,312,926)    (12,494,932)
------------------------------------------------------------------------------------------
  Series II                                                       (614,972)       (517,056)
==========================================================================================
    Total distributions from net investment income             (24,927,898)    (13,011,988)
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                              --        (188,872)
------------------------------------------------------------------------------------------
  Series II                                                             --          (8,037)
==========================================================================================
    Total distributions from net realized gains                         --        (196,909)
==========================================================================================
    Decrease in net assets resulting from distributions        (24,927,898)    (13,208,897)
==========================================================================================
Share transactions-net:
  Series I                                                     135,529,759     105,720,568
------------------------------------------------------------------------------------------
  Series II                                                     (4,390,961)      7,735,685
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              131,138,798     113,456,253
==========================================================================================
    Net increase in net assets                                 121,147,029     105,559,743
==========================================================================================

NET ASSETS:

  Beginning of year                                            548,807,150     443,247,407
==========================================================================================

  End of year (including undistributed net investment income
    of $26,688,663 and $24,867,108, respectively)             $669,954,179    $548,807,150
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

                      AIM V.I. GOVERNMENT SECURITIES FUND

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions are considered borrowings under the 1940 Act. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% on the first $250 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $35,684.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $357 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $1,561,525, of which AIM retained $147,552 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $18,407.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to

                      AIM V.I. GOVERNMENT SECURITIES FUND
the extent necessary to limit total annual fund operating Expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $48,016.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Government &
  Agency
  Portfolio-
  Institutional
  Class           $29,711,054      $586,841,000      $(529,347,545)        $   --         $87,204,509     $947,936       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,924 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. During the year ended December 31, 2004, the Fund had average borrowings for the number of days the borrowings were outstanding in the amount of $35,052,077 with a weighted average interest rate of 1.51% and interest expense of $530,768.

    Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $24,927,898    $13,015,275
----------------------------------------------------------------------------------------
Long-term capital gain                                                 --        193,622
========================================================================================
Total distributions                                           $24,927,898    $13,208,897
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $ 26,757,784
----------------------------------------------------------------------------
Undistributed appreciation -- investments                            212,050
----------------------------------------------------------------------------
Temporary book/tax differences                                       (69,121)
----------------------------------------------------------------------------
Capital loss carryforward                                        (19,635,413)
----------------------------------------------------------------------------
Post-October capital loss deferral                                (1,196,103)
----------------------------------------------------------------------------
Shares of beneficial interest                                    663,884,982
============================================================================
Total net assets                                                $669,954,179
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2011                                                $11,708,442
-----------------------------------------------------------------------------
December 31, 2012                                                  7,926,971
=============================================================================
Total capital loss carryforward                                  $19,635,413
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $691,458,178 and $539,422,895, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 3,336,728
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (3,124,678)
===============================================================================
Net unrealized appreciation of investment securities               $   212,050
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $779,585,018.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage-backed securities, on December 31, 2004, undistributed net investment income was increased by $7,622,670 and undistributed net realized gain (loss) was decreased by $7,622,670. This reclassification had no effect on the net assets of the Fund.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 9--SHARE INFORMATION


                                            CHANGES IN SHARES OUTSTANDING(a)
========================================================================================================================
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                         2004                           2003
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    16,435,650    $202,834,635     27,798,982    $ 345,400,431
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      359,723       4,410,391      1,689,953       20,857,500
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                     2,015,997      24,312,926      1,038,804       12,683,804
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       51,247         614,971         43,218          525,093
========================================================================================================================
Reacquired:
  Series I                                                    (7,431,260)    (91,617,802)   (20,353,168)    (252,363,667)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (768,954)     (9,416,323)    (1,106,652)     (13,646,908)
========================================================================================================================
                                                              10,662,403    $131,138,798      9,111,137    $ 113,456,253
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                2004           2003           2002           2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.23       $  12.40       $  11.53       $  11.16       $ 10.63
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.40(a)        0.36(a)        0.49(a)        0.59(a)(b)    0.66(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.09)         (0.23)          0.61           0.12          0.41
=================================================================================================================================
    Total from investment operations                              0.31           0.13           1.10           0.71          1.07
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.47)         (0.30)         (0.23)         (0.34)        (0.54)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          (0.00)            --             --            --
=================================================================================================================================
    Total distributions                                          (0.47)         (0.30)         (0.23)         (0.34)        (0.54)
=================================================================================================================================
Net asset value, end of period                                $  12.07       $  12.23       $  12.40       $  11.53       $ 11.16
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                   2.56%          1.07%          9.59%          6.41%        10.12%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $652,226       $526,482       $428,322       $150,660       $84,002
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           0.87%(d)       0.76%          0.81%          1.08%         0.97%
=================================================================================================================================
Ratio of net investment income to average net assets              3.20%(d)       2.93%          4.01%          5.09%(b)      6.03%
=================================================================================================================================
Ratio of interest expense to average net assets                   0.09%(d)       0.01%          0.01%          0.28%         0.12%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             95%           265%           170%           199%           87%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses as adjustments to interest income. Had the Fund not recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.62 and the ratio of investment income to average net assets would have been 5.40%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purpose and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $578,844,331.

                      AIM V.I. GOVERNMENT SECURITIES FUND

                                                                                    SERIES II
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 19, 2001
                                                                                                     (DATE SALES
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.17       $ 12.35    $ 11.52          $11.84
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.36(a)       0.33(a)    0.46(a)         0.16(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.08)        (0.22)      0.60           (0.14)
====================================================================================================================
    Total from investment operations                             0.28          0.11       1.06            0.02
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.44)        (0.29)     (0.23)          (0.34)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         (0.00)        --              --
====================================================================================================================
    Total distributions                                         (0.44)        (0.29)     (0.23)          (0.34)
====================================================================================================================
Net asset value, end of period                                $ 12.01       $ 12.17    $ 12.35          $11.52
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  2.27%         0.93%      9.25%           0.22%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $17,728       $22,325    $14,926          $  946
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                          1.12%(c)      1.01%      1.06%           1.41%(d)
====================================================================================================================
Ratio of net investment income to average net assets             2.95%(c)      2.68%      3.76%           4.76%(d)
====================================================================================================================
Ratio of interest expense to average net assets                  0.09%(c)      0.01%      0.01%           0.28%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         95%          265%       170%            199%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year do not reflect charges assessed in connection with a variable product which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $19,206,467.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and

                      AIM V.I. GOVERNMENT SECURITIES FUND
acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of

                      AIM V.I. GOVERNMENT SECURITIES FUND

California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                      AIM V.I. GOVERNMENT SECURITIES FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                      AIM V.I. GOVERNMENT SECURITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Government Securities Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Government Securities Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                      AIM V.I. GOVERNMENT SECURITIES FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Government Securities Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                       WITHHOLDING
        TRUSTEES/MATTER                                VOTES FOR        AUTHORITY
-----------------------------------------------------------------------------------
(1)*    Bob R. Baker.................................  485,251,764     20,583,220
        Frank S. Bayley..............................  485,193,740     20,641,244
        James T. Bunch...............................  485,846,832     19,988,152
        Bruce L. Crockett............................  485,356,560     20,478,424
        Albert R. Dowden.............................  485,381,238     20,453,746
        Edward K. Dunn, Jr. .........................  484,642,618     21,192,366
        Jack M. Fields...............................  485,417,523     20,417,461
        Carl Frischling..............................  484,781,819     21,053,165
        Robert H. Graham.............................  485,247,575     20,587,409
        Gerald J. Lewis..............................  484,388,317     21,446,667
        Prema Mathai-Davis...........................  484,212,736     21,622,248
        Lewis F. Pennock.............................  485,257,174     20,577,810
        Ruth H. Quigley..............................  483,391,857     22,443,127
        Louis S. Sklar...............................  484,592,297     21,242,687
        Larry Soll, Ph.D. ...........................  484,654,198     21,180,786
        Mark H. Williamson...........................  484,890,948     20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                      AIM V.I. GOVERNMENT SECURITIES FUND

TRUSTEES AND OFFICERS

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                      AIM V.I. GOVERNMENT SECURITIES FUND

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; and Senior Vice
                                                    President and General Counsel, Liberty
                                                    Funds Group, LLC and Vice President,
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993             Managing Director, Chief Fixed Income      N/A
   Vice President                                   Officer and Senior Investment Officer,
                                                    A I M Capital Management, Inc. and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004             Senior Portfolio Manager, A I M            N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President and
                                                    Senior Portfolio Manager, INVESCO
                                                    Institutional (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004             Senior Portfolio Manager, A I M            N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President,
                                                    Director of Sector Management and Senior
                                                    Portfolio Manager, INVESCO Institutional
                                                    (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc. (See footnote (4)
                                                    below.)
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.


OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA
                                                       Houston, TX 77046-1173   19103-3659

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 0% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)
Of the ordinary dividends paid, 6.87% was derived from U.S. Treasury
Obligations.

                      AIM V.I. GOVERNMENT SECURITIES FUND

                                                            AIM V.I. GROWTH FUND
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS

                        AIM V.I. GROWTH FUND seeks to provide growth of capital.


Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.


The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A
CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE
PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ EACH CAREFULLY BEFORE
INVESTING.
===================================================

===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

AIM V.I. GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended December 31,      broad market for the year. In addition,          We consider selling holdings if we see
2004, AIM V.I. Growth Fund slightly         growth stocks and large-cap stocks, which     slowing growth rates or an earnings
underperformed the S&P 500 Index, which     are the type of equities in which the fund    disappointment. Other "sell" indicators
represents the performance of the U.S.      typically invests the bulk of its assets,     include negative earnings estimate
stock market. But solid stock selection,    were out of favor for much of the year.       revisions, fundamental changes in the
especially in the health care and                                                         competitive position of a company within
industrials sectors, and to a lesser        HOW WE INVEST                                 its industry, or changes in management
degree, the information technology sector,                                                that may be considered detrimental.
helped the fund outperform its              We believe that while many factors            Alternatively, we simply may find a more
style-specific and peer group indexes. For  contribute to a company's long-term           promising investment opportunity.
the fund and for the S&P 500 Index, 2004    potential for share-price appreciation,
was the first year of positive              earnings can be one of the most important.    MARKET CONDITIONS AND YOUR FUND
back-to-back annual returns since 1999.     We look for two types of companies:
While past performance cannot guarantee                                                   The economy showed signs of improvement
comparable future results, we were pleased  o Stocks of established companies             during the fiscal year, as did the U.S.
to deliver positive returns to our          experiencing significant positive change      stock market, particularly in the fourth
shareholders.                               leading to accelerating revenue or            quarter of 2004. The Frank Russell
                                            earnings growth--usually above market         Company, which compiles the Russell market
==========================================  expectations. These are what we call          indexes, reported that for 2004, mid-cap
FUND VS. INDEXES                            "accelerating growth" stocks. The catalyst    stocks outperformed small- and large-cap
                                            for accelerating revenue or earnings          stocks. Also, value stocks generally
Total returns, 12/31/03-12/31/04,           growth may be internal or external, and it    outperformed growth stocks for the year.
excluding variable product issuer charges.  may or may not be sustainable over the        The fund's investment strategy of
If variable product issuer charges were     long term.                                    emphasizing larger, well-established
included, returns would be lower.                                                         growth companies--an asset class that was
                                            o Stocks of well-established, well-managed    out of favor for much of the fiscal
Series I Shares                      8.23%  companies with leading competitive            year--accounted for the fund's performance
Series II Shares                     8.00   positions in growing markets are what we      relative to the broad market, as
S&P 500 Index (Broad Market Index)  10.87   call "core growth" stocks. Such companies     larger-capitalization stocks and growth
Russell 1000 Growth Index                   are generally long-term market leaders with   stocks generally lagged the market.
(Style-specific Index)               6.30   sustainable, above-average revenue and        However, our bottom-up stock selection
                                            earnings growth rates, often leading to       process helped fund performance relative
Lipper Large-Cap Growth Fund Index          premium valuations.                           to our style-specific and peer group
(Peer Group Index)                   7.45                                                 indexes.
                                               We follow a bottom-up selection process
Source: Lipper, Inc.                        that combines quantitative and fundamental       The fund's health care, industrials and
==========================================  analysis to identify companies generating     consumer discretionary holdings
                                            sustainable, above-average earnings and       contributed most to fund performance.
   The fund lagged the S&P 500 Index        cash flow growth that is not fully            While the information technology sector
because of its minimal exposure to the      reflected in investor expectations or         was among the weaker-performing sectors of
energy, utilities and materials             equity valuations.                            the market for the year, the fund's
sectors--traditionally non-growth sectors                                                 information technology holdings, as a
of the market--which were among the                                                       group, boasted positive returns, while
strongest performing sectors of the                                                       those of its style-specific index were
                                                                                          negative.


===================================================================================================================================
PORTFOLIO COMPOSITION                       TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
-----------------------------------------------------------------------------------------------------------------------------------
By sector

 1. Information Technology          31.6%    1. Tyco International Ltd. (Bermuda)   4.1%   1. Systems Software                  5.9%
 2. Consumer Discretionary          17.8     2. Dell Inc.                           2.5    2. Communications Equipment          5.3
 3. Health Care                     15.7     3. Yahoo! Inc.                         2.3    3. Pharmaceuticals                   4.9
 4. Industrials                     13.4     4. Aetna Inc.                          2.0    4. Industrial Conglomerates          4.8
 5. Financials                      10.5     5. Johnson & Johnson                   2.0    5. Investment Banking & Brokerage    3.9
 6. Consumer Staples                 6.8     6. Target Corp.                        1.9    6. Managed Health Care               3.7
 7. Energy                           3.0     7. Cendant Corp.                       1.9    7. Computer Hardware                 3.6
 8. Materials                        0.7     8. Rockwell Automation, Inc.           1.7    8. Semiconductors                    3.5
    Money market funds plus other            9. Cisco Systems, Inc.                 1.7    9. Consumer Finance                  3.4
    assets less liabilities          0.5    10. Goldman Sachs Group, Inc. (The)     1.7   10. Internet Software & Services      3.4

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.
===================================================================================================================================

AIM V.I. GROWTH FUND

   What were some of the individual stocks  in its industry, we sold our holdings         The views and opinions expressed in
that affected fund performance in 2004,     before the close of the fiscal year           Management's Discussion of Fund
and how do they fit within our investment   because of the possibility that earnings      Performance are those of A I M Advisors,
strategy?                                   might disappoint again, and because we        Inc. These views and opinions are subject
                                            identified more attractive investment         to change at any time based on factors
   Apple Computer was a standout performer  opportunities.                                such as market and economic conditions.
for the fund. The company's iPod                                                          These views and opinions may not be relied
--Registered Trademark-- digital music         While the fund's health care holdings      upon as investment advice or
player has become the industry standard,    collectively delivered positive returns       recommendations, or as an offer for a
and sales remain strong. We liked Apple     for the fund, Pfizer was one stock in the     particular security. The information is
because of its market dominance and         sector that disappointed. In September,       not a complete analysis of every aspect of
because we believed Apple's computer and    Merck (not a fund holding) announced that     any market, country, industry, security or
accessory sales may improve--and its        it was withdrawing its Vioxx--Registered      the fund. Statements of fact are from
earnings power may improve--given that the  Trademark-- arthritis drug from markets       sources considered reliable, but A I M
iPod has the potential to spur incremental  worldwide after a study suggested long-term   Advisors, Inc. makes no representation or
product sales.                              use of the drug might increase the risk of    warranty as to their completeness or
                                            heart attacks and strokes. Soon               accuracy. Although historical performance
   Likewise, Research In Motion             thereafter, Pfizer came under pressure to     is no guarantee of future results, these
contributed positively to fund performance  withdraw its highly profitable Celebrex       insights may help you understand our
for the year. The company is perhaps best   due to similar safety concerns. While the     investment management philosophy.
known for its Blackberry--Registered        company did not withdraw the product,
Trademark-- wireless communication device,  there were indications that prescriptions                     LANNY H. SACHNOWITZ,
which--like Apple's iPod--dominates its     written for Celebrex declined sharply late                    senior portfolio manager,
market. In September, the company           in the year. We reduced our Pfizer             [SACHNOWIT     is the lead portfolio
announced that Blackberry subscribers had   holdings to a minimal position due to            PHOTO]       manager of AIM V.I.
surpassed 1.6 million, and that its         concerns over the company's slowing                           Growth Fund. He joined
year-over-year third-quarter earnings rose  product pipeline and litigation risk, but                     AIM in 1987 as a money
by 147%. However, because the stock had     did not eliminate the stock from the fund,    market trader and research analyst. In
more than tripled in value and had become   given its attractive valuation.               1990, Mr. Sachnowitz became head of equity
expensive, we took our profits and reduced                                                trading, and in 1991, he was named to his
our holdings before the close of the year.  IN CLOSING                                    current position. Mr. Sachnowitz received
                                                                                          a B.S. in finance from the University of
   Some fund holdings--despite maintaining  At the close of the fiscal year, the fund     Southern California and an M.B.A. from the
market-leading positions within their       held 90 stocks and its net assets totaled     University of Houston.
industries--did not perform as well as      $378.3 million. After experiencing three
Apple and Research In Motion, however.      very difficult years from 2000 to 2002,                       JAMES G. BIRDSALL,
                                            the broad U.S. stock market posted                            portfolio manager, is a
   Intel, for example, surprised many when  positive returns in calendar years 2003         [BIRDSALL     manager of AIM V.I. Growth
it announced in September that due to       and 2004, as did the fund. No one can say         PHOTO]      Fund. He has been
weaker-than-expected chip demand, its       how the stock market or the fund may                          associated with AIM
third-quarter sales and earnings would      perform in 2005, but as 2004 ended we felt                    Investments since 1997,
disappoint. Because of the company's        cautiously optimistic. As always, we thank    and assumed his current position in 1999.
dominance of its industry, the              you for your continuing investment in AIM     Mr. Birdsall received his B.B.A. with a
announcement hurt not only Intel, but       V.I. Growth Fund.                             concentration in finance from Stephen F.
other semiconductor and semiconductor                                                     Austin State University before earning his
equipment companies. While we remained                                                    M.B.A. with a concentration in finance and
confident that Intel would remain the                                                     international business from the University
leader                                                                                    of St. Thomas.

                                                                                          Assisted by the Large Cap Growth Team


PRINCIPAL RISKS OF INVESTING IN THE FUND

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers.
                                                                                                     [RIGHT ARROW GRAPHIC]

                                                                                          FOR FURTHER INFORMATION ABOUT YOUR FUND,
                                                                                          ITS EXPENSES AND ITS LONG-TERM
                                                                                          PERFORMANCE, PLEASE TURN THE PAGE.

AIM V.I. GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                     You may use the information in this table,    balance or expenses you paid for the
                                            together with the amount you invested, to     period. You may use this information to
As a shareholder of the fund, you incur     estimate the expenses that you paid over      compare the ongoing costs of investing in
ongoing costs including management fees,    the period. Simply divide your account        the fund and other funds. To do so,
distribution and/or service fees (12b-1)    value by $1,000 (for example, an $8,600       compare this 5% hypothetical example with
and other fund expenses. This example is    account value divided by $1,000 = 8.6),       the 5% hypothetical examples that appear
intended to help you understand your        then multiply the result by the number in     in the shareholder reports of the other
ongoing costs (in dollars) of investing in  the table under the heading entitled          funds.
the fund and to compare these costs with    "Actual Expenses Paid During Period" to
ongoing costs of investing in other mutual  estimate the expenses you paid on your           Please note that the expenses shown in
funds. The example is based on an           account during this period.                   the table are meant to highlight your
investment of $1,000 invested at the                                                      ongoing costs only. Therefore, the
beginning of the period and held for the    HYPOTHETICAL EXAMPLE FOR                      hypothetical information is useful in
entire period, July 1, 2004 - December 31,  COMPARISON PURPOSES                           comparing ongoing costs only, and will not
2004.                                                                                     help you determine the relative total
                                            The table below also provides information     costs of owning different funds.
   The actual and hypothetical expenses in  about hypothetical account values and
the examples below do not represent the     hypothetical expenses based on the fund's
effect of any fees or other expenses        actual expense ratio and an assumed rate
assessed in connection with a variable      of return of 5% per year before expenses,
product; if they did, the expenses shown    which is not the fund's actual return. The
would be higher while the ending account    hypothetical account values and expenses
values shown would be lower.                may not be used to estimate the actual
                                            ending account
ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses.

====================================================================================================================================
                                                                ACTUAL                                 HYPOTHETICAL
                                                                                           (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES          ENDING ACCOUNT           EXPENSES
    SHARE                  VALUE                     VALUE              PAID DURING            VALUE              PAID DURING
    CLASS                 (7/1/04)               (12/31/04)(1)           PERIOD(2)          (12/31/04)             PERIOD(2)
   Series I             $1,000.00                  $1,039.50               $4.82              $1,020.41              $4.77
   Series II             1,000.00                   1,037.80                6.10               1,019.15               6.04

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 3.95% and 3.78% for Series I and II shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (0.94% and 1.19% for Series I and II shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIM V.I. GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee           ========================================================================================
comparable future results.                  RESULTS OF A $10,000 INVESTMENT
                                            12/31/94-12/31/04
   In evaluating this chart, please note
that the chart uses a logarithmic scale                                        [MOUNTAIN CHART]
along the vertical axis (the value scale).
This means that each scale increment                    AIM V.I. GROWTH     LIPPER LARGE-CAP      RUSSELL 1000          S&P 500
always represents the same percent change      DATE      FUND SERIES I     GROWTH FUND INDEX      GROWTH INDEX           INDEX
in price; in a linear chart each scale      12/31/94        $10000              $10000              $10000              $10000
increment always represents the same            3/95         10906               10721               10952               10973
absolute change in price. In this example,      6/95         12240               11959               12028               12019
the scale increment between $5,000 and          9/95         13677               13150               13120               12973
$10,000 is the same as that between            12/95         13478               13492               13718               13753
$10,000 and $20,000. In a linear chart,         3/96         14215               14208               14454               14491
the latter scale increment would be twice       6/96         14589               14840               15374               15141
as large. The benefit of using a                9/96         15288               15474               15928               15609
logarithmic scale is that it better            12/96         15914               16266               16889               16909
illustrates performance during the early        3/97         15689               16175               16980               17363
years before reinvested distributions and       6/97         18381               18984               20191               20392
compounding create the potential for the        9/97         20489               20750               21709               21919
original investment to grow to very large      12/97         20190               20754               22039               22548
numbers. Had the chart used a linear scale      3/98         22868               23792               25378               25691
along its vertical axis, you would not be       6/98         23998               25003               26530               26544
able to see as clearly the movements in         9/98         21189               22431               24120               23910
the value of the fund and the indexes          12/98         27080               28323               30569               28997
during the fund's early years. We use a         3/99         29034               30568               32512               30441
logarithmic scale in financial reports of       6/99         30484               31718               33764               32583
funds that have more than five years of         9/99         29885               30417               32527               30554
performance history.                           12/99         36621               38185               40705               35096
                                                3/00         41366               41287               43606               35900
AVERAGE ANNUAL TOTAL RETURNS                    6/00         38415               38274               42429               34946
------------------------------------------      9/00         37447               37635               40147               34608
As of 12/31/04                                 12/00         29114               30671               31578               31902
                                                3/01         21125               23905               24978               28122
Series I Shares                                 6/01         21537               25513               27081               29767
10 Years                            6.56%       9/01         17712               20443               21824               25399
 5 Years                          -12.41       12/01         19248               23350               25128               28113
 1 Year                             8.23        3/02         18566               22758               24478               28191
                                                6/02         15274               19157               19908               24416
Series II Shares                                9/02         12415               16087               16912               20200
10 Years                            6.30%      12/02         13286               16786               18122               21902
 5 Years                          -12.62        3/03         13086               16527               17928               21212
 1 Year                             8.00        6/03         15132               18760               20493               24476
                                                9/03         15697               19358               21295               25124
Returns since the inception date of Series     12/03         17437               21312               23513               28181
II shares are historical. All other             3/04         17873               21571               23697               28658
returns are the blended returns of the          6/04         18155               21776               24157               29151
historical performance of the fund's            9/04         17060               20820               22894               28606
Series II shares since their inception and     12/04        $18875              $22900              $24994              $31245
the restated historical performance of the                                                                Source: Lipper, Inc.
fund's Series I shares (for periods prior   =======================================================================================
to inception of the Series II shares)
adjusted to reflect the higher Rule 12b-1   performance may be lower or higher. Please       The unmanaged Standard & Poor's
fees applicable to the Series II shares.    contact your variable product issuer or       Composite Index of 500 Stocks (the S&P
The inception date of the fund's Series II  financial advisor for the most recent         500--Registered Trademark-- Index) is an
shares is 9/19/01. The Series I and Series  month-end variable product performance.       index of common stocks frequently used as
II shares invest in the same portfolio of   Performance figures reflect fund expenses,    a general measure of U.S. stock market
securities and will have substantially      reinvested distributions and changes in       performance.
similar performance, except to the extent   net asset value. Investment return and
that expenses borne by each class differ.   principal value will fluctuate so that you       The fund is not managed to track the
                                            may have a gain or loss when you sell         performance of any particular index,
   The performance data quoted represent    shares.                                       including the indexes defined here, and
past performance and cannot guarantee                                                     consequently, the performance of the fund
comparable future results; current             AIM V.I. Growth Fund, a series             may deviate significantly from the
                                            portfolio of AIM Variable Insurance Funds,    performance of the index.
                                            is currently offered through insurance
                                            companies issuing variable products. You         A direct investment cannot be made in
                                            cannot purchase shares of the fund            an index. Unless otherwise indicated,
                                            directly. Performance figures given           index results include reinvested
                                            represent the fund and are not intended to    dividends, and they do not reflect sales
                                            reflect actual variable product values.       charges. Performance of an index of funds
                                            They do not reflect sales charges,            reflects fund expenses; performance of a
                                            expenses and fees assessed in connection      market index does not.
                                            with a variable product. Sales charges,
                                            expenses and fees, which are determined by    OTHER INFORMATION
                                            the variable product issuers, will vary
                                            and will lower the total return.*             The returns shown in the Management's
                                                                                          Discussion of Fund Performance are based
                                            ABOUT INDEXES USED IN THIS REPORT             on net asset values calculated for
                                                                                          shareholder transactions. Generally
                                            The unmanaged Lipper Large-Cap Growth         accepted accounting principles require
                                            Fund Index represents an average of the       adjustments to be made to the net assets
                                            performance of the 30 largest                 of the fund at period end for financial
                                            large-capitalization growth funds tracked     reporting purposes, and as such, the net
                                            by Lipper, Inc., an independent mutual        asset values for shareholder transactions
                                            fund performance monitor.                     and the returns based on those net asset
                                                                                          values may differ from the net asset
                                               The unmanaged Russell 1000--Registered     values and returns reported in the
                                            Trademark-- Growth Index is a subset of       Financial Highlights.
                                            the unmanaged Russell 1000 Index, which
                                            represents the performance of the stocks         Industry classifications used in this
                                            of large-capitalization companies; the        report are generally according to the
                                            Growth subset measures the performance of     Global Industry Classification Standard,
                                            Russell 1000 companies with higher            which was developed by and is the
                                            price/book ratios and higher forecasted       exclusive property and a service mark of
                                            growth values.                                Morgan Stanley Capital International Inc.
                                                                                          and Standard & Poor's.

*Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 8667024402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.


                                        5                             VIGRO-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.49%

AEROSPACE & DEFENSE-1.39%

Boeing Co. (The)                                  55,000   $  2,847,350
-----------------------------------------------------------------------
General Dynamics Corp.                            23,000      2,405,800
=======================================================================
                                                              5,253,150
=======================================================================

AIR FREIGHT & LOGISTICS-0.60%

FedEx Corp.                                       23,000      2,265,270
=======================================================================

APPAREL RETAIL-0.76%

Chico's FAS, Inc.(a)                              63,000      2,868,390
=======================================================================

APPLICATION SOFTWARE-2.39%

Amdocs Ltd. (United Kingdom)(a)                  235,000      6,168,750
-----------------------------------------------------------------------
Intuit Inc.(a)                                    65,000      2,860,650
=======================================================================
                                                              9,029,400
=======================================================================

BIOTECHNOLOGY-3.12%

Biogen Idec Inc.(a)                               63,000      4,196,430
-----------------------------------------------------------------------
Genentech, Inc.(a)                                70,000      3,810,800
-----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                         108,000      3,778,920
=======================================================================
                                                             11,786,150
=======================================================================

BROADCASTING & CABLE TV-0.77%

Univision Communications Inc.-Class A(a)         100,000      2,927,000
=======================================================================

COMMUNICATIONS EQUIPMENT-5.30%

Cisco Systems, Inc.(a)                           340,000      6,562,000
-----------------------------------------------------------------------
Motorola, Inc.                                   313,000      5,383,600
-----------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                          165,000      2,585,550
-----------------------------------------------------------------------
QUALCOMM Inc.                                     70,000      2,968,000
-----------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)               31,000      2,555,020
=======================================================================
                                                             20,054,170
=======================================================================

COMPUTER & ELECTRONICS RETAIL-0.74%

Best Buy Co., Inc.                                47,000      2,792,740
=======================================================================

COMPUTER HARDWARE-3.58%

Apple Computer, Inc.(a)                           62,000      3,992,800
-----------------------------------------------------------------------
Dell Inc.(a)                                     227,000      9,565,780
=======================================================================
                                                             13,558,580
=======================================================================

COMPUTER STORAGE & PERIPHERALS-2.45%

EMC Corp.(a)                                     310,000      4,609,700
-----------------------------------------------------------------------
Lexmark International, Inc.-Class A(a)            55,000      4,675,000
=======================================================================
                                                              9,284,700
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

CONSUMER FINANCE-3.40%

American Express Co.                              85,000   $  4,791,450
-----------------------------------------------------------------------
MBNA Corp.                                       138,000      3,890,220
-----------------------------------------------------------------------
SLM Corp.                                         78,000      4,164,420
=======================================================================
                                                             12,846,090
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.34%

Alliance Data Systems Corp.(a)                    46,000      2,184,080
-----------------------------------------------------------------------
Automatic Data Processing, Inc.                   65,000      2,882,750
=======================================================================
                                                              5,066,830
=======================================================================

DEPARTMENT STORES-2.42%

J.C. Penney Co., Inc.                             71,000      2,939,400
-----------------------------------------------------------------------
Kohl's Corp.(a)                                   60,000      2,950,200
-----------------------------------------------------------------------
Nordstrom, Inc.                                   70,000      3,271,100
=======================================================================
                                                              9,160,700
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.85%

Cendant Corp.                                    300,000      7,014,000
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.51%

Cooper Industries, Ltd.-Class A (Bermuda)         43,000      2,919,270
-----------------------------------------------------------------------
Rockwell Automation, Inc.                        133,000      6,590,150
=======================================================================
                                                              9,509,420
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.27%

Agilent Technologies, Inc.(a)                    200,000      4,820,000
=======================================================================

FOOTWEAR-1.22%

NIKE, Inc.-Class B                                51,000      4,625,190
=======================================================================

GENERAL MERCHANDISE STORES-1.92%

Target Corp.                                     140,000      7,270,200
=======================================================================

HEALTH CARE EQUIPMENT-1.78%

Bard (C.R.), Inc.                                 47,000      3,007,060
-----------------------------------------------------------------------
Waters Corp.(a)                                   80,000      3,743,200
=======================================================================
                                                              6,750,260
=======================================================================

HEALTH CARE SERVICES-1.15%

Caremark Rx, Inc.(a)                              86,000      3,390,980
-----------------------------------------------------------------------
IMS Health Inc.                                   41,700        967,857
=======================================================================
                                                              4,358,837
=======================================================================

HEALTH CARE SUPPLIES-1.07%

Alcon, Inc. (Switzerland)                         50,000      4,030,000
=======================================================================

                              AIM V.I. GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

HOME IMPROVEMENT RETAIL-1.02%

Home Depot, Inc. (The)                            90,000   $  3,846,600
=======================================================================

HOTELS, RESORTS & CRUISE LINES-1.36%

Hilton Hotels Corp.                              185,000      4,206,900
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         16,000        934,400
=======================================================================
                                                              5,141,300
=======================================================================

HOUSEHOLD PRODUCTS-1.72%

Procter & Gamble Co. (The)                       118,000      6,499,440
=======================================================================

HOUSEWARES & SPECIALTIES-1.06%

Fortune Brands, Inc.                              52,000      4,013,360
=======================================================================

HYPERMARKETS & SUPER CENTERS-1.54%

Costco Wholesale Corp.                           120,000      5,809,200
=======================================================================

INDUSTRIAL CONGLOMERATES-4.84%

Textron Inc.                                      40,000      2,952,000
-----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                430,000     15,368,200
=======================================================================
                                                             18,320,200
=======================================================================

INDUSTRIAL MACHINERY-2.23%

Danaher Corp.                                     60,000      3,444,600
-----------------------------------------------------------------------
Eaton Corp.                                       30,000      2,170,800
-----------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              35,000      2,810,500
=======================================================================
                                                              8,425,900
=======================================================================

INTEGRATED OIL & GAS-1.51%

BP PLC-ADR (United Kingdom)                       32,000      1,868,800
-----------------------------------------------------------------------
ChevronTexaco Corp.                               35,000      1,837,850
-----------------------------------------------------------------------
ConocoPhillips                                    23,000      1,997,090
=======================================================================
                                                              5,703,740
=======================================================================

INTERNET RETAIL-1.83%

Amazon.com, Inc.(a)                               22,500        996,525
-----------------------------------------------------------------------
eBay Inc.(a)                                      51,000      5,930,280
=======================================================================
                                                              6,926,805
=======================================================================

INTERNET SOFTWARE & SERVICES-3.36%

Google Inc.-Class A(a)                            20,000      3,862,000
-----------------------------------------------------------------------
Yahoo! Inc.(a)                                   235,000      8,854,800
=======================================================================
                                                             12,716,800
=======================================================================

INVESTMENT BANKING & BROKERAGE-3.85%

Goldman Sachs Group, Inc. (The)                   63,000      6,554,520
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     47,000      4,111,560
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         65,000      3,885,050
=======================================================================
                                                             14,551,130
=======================================================================

MANAGED HEALTH CARE-3.67%

Aetna Inc.                                        62,000      7,734,500
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
MANAGED HEALTH CARE-(CONTINUED)

UnitedHealth Group Inc.                           70,000   $  6,162,100
=======================================================================
                                                             13,896,600
=======================================================================

MOTORCYCLE MANUFACTURERS-0.75%

Harley-Davidson, Inc.                             47,000      2,855,250
=======================================================================

MOVIES & ENTERTAINMENT-1.46%

Pixar(a)                                          24,000      2,054,640
-----------------------------------------------------------------------
Walt Disney Co. (The)                            125,000      3,475,000
=======================================================================
                                                              5,529,640
=======================================================================

OFFICE ELECTRONICS-1.06%

Xerox Corp.(a)                                   235,000      3,997,350
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.53%

BJ Services Co.                                   62,000      2,885,480
-----------------------------------------------------------------------
Varco International, Inc.(a)                     100,000      2,915,000
=======================================================================
                                                              5,800,480
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.63%

Citigroup Inc.                                    85,000      4,095,300
-----------------------------------------------------------------------
JPMorgan Chase & Co.                             150,000      5,851,500
=======================================================================
                                                              9,946,800
=======================================================================

PERSONAL PRODUCTS-2.76%

Estee Lauder Cos. Inc. (The)-Class A             125,000      5,721,250
-----------------------------------------------------------------------
Gillette Co. (The)                               105,000      4,701,900
=======================================================================
                                                             10,423,150
=======================================================================

PHARMACEUTICALS-4.86%

Johnson & Johnson                                120,000      7,610,400
-----------------------------------------------------------------------
Pfizer Inc.                                       80,000      2,151,200
-----------------------------------------------------------------------
Sepracor Inc.(a)                                  63,000      3,740,310
-----------------------------------------------------------------------
Wyeth                                            115,000      4,897,850
=======================================================================
                                                             18,399,760
=======================================================================

PROPERTY & CASUALTY INSURANCE-0.62%

Allstate Corp. (The)                              45,000      2,327,400
=======================================================================

RESTAURANTS-2.43%

McDonald's Corp.                                 150,000      4,809,000
-----------------------------------------------------------------------
Yum! Brands, Inc.                                 93,000      4,387,740
=======================================================================
                                                              9,196,740
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.55%

Novellus Systems, Inc.(a)                        210,000      5,856,900
=======================================================================

SEMICONDUCTORS-3.46%

Analog Devices, Inc.                             135,000      4,984,200
-----------------------------------------------------------------------
Microchip Technology Inc.                        135,000      3,599,100
-----------------------------------------------------------------------

                              AIM V.I. GROWTH FUND

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
SEMICONDUCTORS-(CONTINUED)

National Semiconductor Corp.                     250,000   $  4,487,500
=======================================================================
                                                             13,070,800
=======================================================================

SOFT DRINKS-0.75%

PepsiCo, Inc.                                     54,000      2,818,800
=======================================================================

SPECIALTY CHEMICALS-0.74%

Ecolab Inc.                                       80,000      2,810,400
=======================================================================

SYSTEMS SOFTWARE-5.87%

McAfee Inc.(a)                                   140,000      4,050,200
-----------------------------------------------------------------------
Microsoft Corp.                                  130,000      3,472,300
-----------------------------------------------------------------------
Oracle Corp.(a)                                  415,000      5,693,800
-----------------------------------------------------------------------
Symantec Corp.(a)                                210,000      5,409,600
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
SYSTEMS SOFTWARE-(CONTINUED)

VERITAS Software Corp.(a)                        125,000   $  3,568,750
=======================================================================
                                                             22,194,650
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $288,480,773)                         376,350,272
=======================================================================

MONEY MARKET FUNDS-1.18%

Liquid Assets Portfolio-Institutional
  Class(b)                                     2,220,563      2,220,563
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(b)    2,220,563      2,220,563
=======================================================================
    Total Money Market Funds (Cost
      $4,441,126)                                             4,441,126
=======================================================================
TOTAL INVESTMENTS-100.67% (Cost $292,921,899)               380,791,398
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.67%)                        (2,519,916)
=======================================================================
NET ASSETS-100.00%                                         $378,271,482
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $288,480,773)                                 $ 376,350,272
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $4,441,126)                                 4,441,126
=============================================================
    Total investments (cost $292,921,899)         380,791,398
=============================================================
Foreign currencies, at market value (cost
  $123)                                                   152
-------------------------------------------------------------
Receivables for:
  Investments sold                                  3,260,626
-------------------------------------------------------------
  Fund shares sold                                     26,267
-------------------------------------------------------------
  Dividends                                           228,611
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 68,110
-------------------------------------------------------------
Other assets                                            6,638
=============================================================
    Total assets                                  384,381,802
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             5,019,433
-------------------------------------------------------------
  Fund shares reacquired                              493,964
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              91,314
-------------------------------------------------------------
Accrued administrative services fees                  464,967
-------------------------------------------------------------
Accrued distribution fees -- Series II                  8,337
-------------------------------------------------------------
Accrued operating expenses                             32,305
=============================================================
    Total liabilities                               6,110,320
=============================================================
Net assets applicable to shares outstanding     $ 378,271,482
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $ 723,536,883
-------------------------------------------------------------
Undistributed net investment income (loss)            (75,266)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts     (433,059,662)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                87,869,527
=============================================================
                                                $ 378,271,482
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                        $ 365,108,091
_____________________________________________________________
=============================================================
Series II                                       $  13,163,391
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           22,742,817
_____________________________________________________________
=============================================================
Series II                                             826,197
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                     $       16.05
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                     $       15.93
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $24,155)                                       $ 3,293,334
------------------------------------------------------------
Dividends from affiliated money market funds          65,374
============================================================
    Total investment income                        3,358,708
============================================================

EXPENSES:

Advisory fees                                      2,428,388
------------------------------------------------------------
Administrative services fees                         911,928
------------------------------------------------------------
Custodian fees                                        30,729
------------------------------------------------------------
Distribution fees -- Series II                        29,693
------------------------------------------------------------
Transfer agent fees                                   21,499
------------------------------------------------------------
Trustees' fees and retirement benefits                21,067
------------------------------------------------------------
Other                                                 97,086
============================================================
    Total expenses                                 3,540,390
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (1,756)
============================================================
    Net expenses                                   3,538,634
============================================================
Net investment income (loss)                        (179,926)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities                           34,312,412
------------------------------------------------------------
  Option contracts written                           202,375
============================================================
                                                  34,514,787
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (5,082,670)
------------------------------------------------------------
  Foreign currencies                                      11
============================================================
                                                  (5,082,659)
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 29,432,128
============================================================
Net increase in net assets resulting from
  operations                                     $29,252,202
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (179,926)   $   (486,112)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     34,514,787      (4,198,771)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (5,082,659)    102,214,600
==========================================================================================
    Net increase in net assets resulting from operations        29,252,202      97,529,717
==========================================================================================
Share transactions-net:
  Series I                                                     (55,702,056)    (64,742,379)
------------------------------------------------------------------------------------------
  Series II                                                      2,385,025       5,557,072
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (53,317,031)    (59,185,307)
==========================================================================================
    Net increase (decrease) in net assets                      (24,064,829)     38,344,410
==========================================================================================

NET ASSETS:

  Beginning of year                                            402,336,311     363,991,901
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(75,266) and $(71,307), respectively)          $378,271,482    $402,336,311
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                              AIM V.I. GROWTH FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short
                              AIM V.I. GROWTH FUND
sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,483.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $271 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $911,928, of which AIM retained $98,297 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $21,499.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $29,693.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $4,393,449       $ 69,051,555      $ (71,224,441)        $   --         $2,220,563       $32,925       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            4,393,449         69,051,555        (71,224,441)            --          2,220,563        32,449           --
==================================================================================================================================
    Total         $8,786,898       $138,103,110      $(142,448,882)        $   --         $4,441,126       $65,374       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2.

                              AIM V.I. GROWTH FUND

NOTE 5--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $10,803,473 and $2,496,705, respectively.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,520 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of year                                                 --       $      --
------------------------------------------------------------------------------------
Written                                                          672         230,482
------------------------------------------------------------------------------------
Closed                                                           (72)       (122,444)
------------------------------------------------------------------------------------
Expired                                                         (600)       (108,038)
====================================================================================
End of year                                                       --       $      --
____________________________________________________________________________________
====================================================================================

                              AIM V.I. GROWTH FUND

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                          $  83,962,469
-----------------------------------------------------------------------------
Temporary book/tax differences                                        (82,466)
-----------------------------------------------------------------------------
Capital loss carryforward                                        (429,145,404)
-----------------------------------------------------------------------------
Shares of beneficial interest                                     723,536,883
=============================================================================
Total net assets                                                $ 378,271,482
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and other tax deferrals. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation on foreign currencies of $28.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $427,958,083 of capital loss carryforward in the fiscal year ended December 31, 2005.

    The Fund utilized $30,838,198 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $299,869,553
-----------------------------------------------------------------------------
December 31, 2010                                                103,262,179
-----------------------------------------------------------------------------
December 31, 2011                                                 26,013,672
=============================================================================
Total capital loss carryforward                                 $429,145,404
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 30, 2004, the date of the reorganization of INVESCO VIF-Growth Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $316,237,039 and $369,268,747, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $85,133,126
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,170,685)
===============================================================================
Net unrealized appreciation of investment securities               $83,962,441
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $296,828,957.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses on December 31, 2004, undistributed net investment income (loss) was increased by $176,132, undistributed net realized gain (loss) was increased by $3,374,294 and shares of beneficial interest decreased by $3,550,426. Further, as a result of tax deferrals acquired in the reorganization of INVESCO VIF-Growth Fund into the Fund, undistributed net investment income (loss) was decreased by $165, undistributed net realized gain (loss) was decreased by $5,101,442 and shares of beneficial interest increased by $5,101,607. These reclassifications had no effect on the net assets of the Fund.

                              AIM V.I. GROWTH FUND

NOTE 12--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                         2004                            2003
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,624,088    $  39,797,986      5,011,173    $  64,150,735
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                      417,397        6,230,930        572,562        7,394,324
=========================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                       451,258        6,684,290             --               --
=========================================================================================================================
Reacquired:
  Series I                                                    (6,809,056)    (102,184,332)   (10,506,555)    (128,893,114)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (255,813)      (3,845,905)      (150,413)      (1,837,252)
=========================================================================================================================
                                                              (3,572,126)   $ (53,317,031)    (5,073,233)   $ (59,185,307)
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are six entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate the own 70% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) As of the opening of business on April 30, 2004, the Fund acquired all of the net assets of INVESCO VIF-Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 9, 2003 and INVESCO VIF-Growth Fund shareholders on April 2, 2004. The acquisition was accomplished by a tax-free exchange of 451,258 shares of the Fund for 1,093,801 shares of INVESCO VIF-Growth Fund outstanding as of the close of business April 29, 2004. INVESCO VIF-Growth Fund's net assets at that date of $6,684,290 including $435,251 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $388,609,444.

                              AIM V.I. GROWTH FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2004             2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.83         $  11.30     $  16.37     $  24.81     $  32.25
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)        (0.02)       (0.03)(b)    (0.03)(b)     0.03
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.23             3.55        (5.04)       (8.37)       (6.60)
==============================================================================================================================
    Total from investment operations                              1.22             3.53        (5.07)       (8.40)       (6.57)
==============================================================================================================================
Less distributions:
  Dividends from net investment income                              --               --           --        (0.04)       (0.00)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               --           --           --        (0.87)
==============================================================================================================================
    Total distributions                                             --               --           --        (0.04)       (0.87)
==============================================================================================================================
Net asset value, end of period                                $  16.05         $  14.83     $  11.30     $  16.37     $  24.81
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                   8.23%           31.24%      (30.97)%     (33.86)%     (20.49)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $365,108         $392,533     $361,259     $601,648     $879,182
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                           0.91%(d)         0.89%        0.91%        0.88%        0.83%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.04)%(a)(d)    (0.13)%      (0.21)%      (0.17)%       0.11%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             88%             101%         195%         239%         162%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.03) and (0.14)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $372,021,041.

                              AIM V.I. GROWTH FUND

                                                                                         SERIES II
                                                              ---------------------------------------------------------------
                                                                                                           SEPTEMBER 19, 2001
                                                                                                              (DATE SALES
                                                                     YEAR ENDED DECEMBER 31,                 COMMENCED) TO
                                                              -------------------------------------           DECEMBER 31,
                                                               2004           2003           2002                 2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.75        $11.27         $ 16.36              $14.67
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.04)(a)     (0.03)          (0.06)(b)           (0.02)(b)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.22          3.51           (5.03)               1.75
=============================================================================================================================
    Total from investment operations                             1.18          3.48           (5.09)               1.73
=============================================================================================================================
Less dividends from net investment income                          --            --              --               (0.04)
=============================================================================================================================
Net asset value, end of period                                $ 15.93        $14.75         $ 11.27              $16.36
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                                  8.00%        30.88%         (31.11)%             11.79%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $13,163        $9,803         $ 2,733              $  604
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                          1.16%(d)      1.14%           1.16%               1.17%(e)
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.29)%(a)(d)  (0.38)%        (0.46)%             (0.46)%(e)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate(f)                                         88%          101%            195%                239%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.06) and (0.39)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $11,877,028.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

                              AIM V.I. GROWTH FUND

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of

                              AIM V.I. GROWTH FUND

California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                              AIM V.I. GROWTH FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                              AIM V.I. GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                              AIM V.I. GROWTH FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Growth Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 12, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                                    WITHHOLDING
      TRUSTEES/MATTER                                               VOTES FOR        AUTHORITY
-----------------------------------------------------------------------------------------------
(1)*  Bob R. Baker................................................  485,251,764     20,583,220
      Frank S. Bayley.............................................  485,193,740     20,641,244
      James T. Bunch..............................................  485,846,832     19,988,152
      Bruce L. Crockett...........................................  485,356,560     20,478,424
      Albert R. Dowden............................................  485,381,238     20,453,746
      Edward K. Dunn, Jr..........................................  484,642,618     21,192,366
      Jack M. Fields..............................................  485,417,523     20,417,461
      Carl Frischling.............................................  484,781,819     21,053,165
      Robert H. Graham............................................  485,247,575     20,587,409
      Gerald J. Lewis.............................................  484,388,317     21,446,667
      Prema Mathai-Davis..........................................  484,212,736     21,622,248
      Lewis F. Pennock............................................  485,257,174     20,577,810
      Ruth H. Quigley.............................................  483,391,857     22,443,127
      Louis S. Sklar..............................................  484,592,297     21,242,687
      Larry Soll, Ph.D. ..........................................  484,654,198     21,180,786
      Mark H. Williamson..........................................  484,890,948     20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                              AIM V.I. GROWTH FUND

TRUSTEES AND OFFICERS

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                              AIM V.I. GROWTH FUND

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; and Senior Vice
                                                    President and General Counsel, Liberty
                                                    Funds Group, LLC and Vice President,
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993             Managing Director, Chief Fixed Income      N/A
   Vice President                                   Officer and Senior Investment Officer,
                                                    A I M Capital Management, Inc. and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004             Senior Portfolio Manager, A I M            N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President and
                                                    Senior Portfolio Manager, INVESCO
                                                    Institutional (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004             Senior Portfolio Manager, A I M            N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President,
                                                    Director of Sector Management and Senior
                                                    Portfolio Manager, INVESCO Institutional
                                                    (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc. (See footnote (4)
                                                    below.)
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.


OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA
                                                       Houston, TX 77046-1173   19103-3659

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

                              AIM V.I. GROWTH FUND

                                                        AIM V.I. HIGH YIELD FUND
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS

                                               AIM V.I. HIGH YIELD FUND seeks to
                                         provide a high level of current income.


Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.


===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A
CURRENTLY EFFECTIVE FUND PROSPECTUS AND
VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE
COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
BEFORE INVESTING.
===================================================

===================================================          YOUR GOALS. OUR SOLUTIONS.          [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE           --Registered Trademark--                 --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                                AIM V.I. HIGH YIELD FUND

For the second consecutive year, high        portfolio gave the fund a competitive         economic growth and improved
yield bonds produced positive total          edge compared to its peer group.              fundamentals, in the form of improved
returns for shareholders. It was also                                                      balance sheets and cash flow generation,
the second year in a row that the asset      HOW WE INVEST                                 created the framework for this year's
class outperformed nearly all                                                              performance.
fixed-income groups.                         Given the sometimes volatile nature of
                                             high yield companies, risk control               Although short-term interest rates
=======================================      measures prove important when managing        rose during 2004--the Federal Reserve
FUND VS. INDEXES                             high yield funds. We manage risk in the       raised the federal funds rate five
                                             portfolio through a set of internal risk      times--the long-end of the yield curve
TOTAL RETURNS, 12/31/03-12/31/04,            parameters or controls. For instance, we      actually declined. The yield on the
EXCLUDING VARIABLE PRODUCT ISSUER            hold a large number of securities in the      10-year Treasury, for example, was lower
CHARGES. IF VARIABLE PRODUCT ISSUER          portfolio, limit issuer size and spread       at the end of 2004 than at the end of
CHARGES WERE INCLUDED, RETURNS WOULD         assets across a variety of industries.        2003. High yield spreads--the difference
BE LOWER.                                    We believe these factors help minimize        between yields on high yield bonds and
                                             issuer specific risk. We also take            comparable Treasuries--tightened more
Series I Shares                  11.25%      credit cycles and economic factors into       than 100 basis points (100 basis points
                                             consideration so we can adapt the             = 1%) during the year. At year-end, the
Series II Shares                 11.14       portfolio to take advantage of changing       spread-to-Treasuries had narrowed to
                                             market environments.                          approximately 320 basis points--a level
Lehman U.S. Aggregate Bond                                                                 not seen since 1998.
Index (Broad Market Index)        4.34          Security selection is based on
                                             fundamental analysis conducted by our            Given the interest rate environment,
Lehman High Yield Index                      team of research analysts. This               yields on most high yield investments,
(Style-specific Index)           11.13       bottom-up investment approach is then         including high yield mutual funds,
                                             augmented by an ongoing review of             declined. AIM V.I. High Yield Fund was
Lipper High Yield Bond Fund                  securities' relative value.                   not immune to this trend and also
Index (Peer Group Index)         10.34                                                     witnessed a drop in yield during the
                                             MARKET CONDITIONS AND YOUR FUND               year.
Source: Lipper, Inc.
=======================================      After a few missteps in the first half           Yields and bond prices share an
                                             of the year--high yield bonds sold off        inverse relationship, however, so lower
   As illustrated by the table above,        in February, March and May--the high          yields mean higher bond prices. A number
AIM V.I. High Yield Fund outperformed or     yield market staged a seven-month rally       of investments in the fund witnessed
tracked all benchmark indexes during the     to end the year with a double-digit           significant price appreciation, many
fiscal year. We attribute the fund's         gain. Low volatility, continued               after recovering from distressed
strong comparative performance to                                                          situations. Adelphia Communications, a
several factors. High yield markets                                                        large U.S. cable television company
outperformed investment grade markets                                                      plagued by scandal, staged its recovery
during the fiscal year (the Lehman U.S.                                                    as more market participants began to
Aggregate Bond Index is comprised of                                                       realize the value of cable investments.
investment grade bonds). Additionally,                                                     Mission Energy Holdings fell on hard
strong credit selection and a                                                              times but
well-diversified

===================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 ISSUERS*                                 TOP 10 INDUSTRIES*
-----------------------------------------------------------------------------------------------------------------------------------
By credit quality rating                      1. Adelphia Communications Corp.        2.2%    1. Broadcasting & Cable TV       7.6%
 1. BBB%                             0.3%     2. NTELOS Inc.                          1.7     2. Wireless Telecommunication
 2. BB%                             22.9      3. Calpine Corp.                        1.7        Services                      6.7
 3. B%                              50.8      4. Owens-Brockway Glass Container Inc.  1.4     3. Multi-Utilities & Unregulated
 4. CCC%                             9.4      5. Grupo Transportacion                            Power                         6.6
 5. CC%                              0.1         Ferroviaria Mexicana, S.A. de C.V.           4. Integrated Telecommunication
 6. NR%                              3.7         (Mexico)                             1.2        Services                      5.8
 7. Equity                           3.7      6. Host Marriott L.P.                   1.1     5. Metal & Glass Containers      4.2
    Money Market Funds Plus                   7. Midwest Generation, LLC              1.1     6. Electric Utilities            3.5
    Other Assets Less Liabilities    9.1      8. Reliant Energy Inc.                  1.0     7. Health Care Facilities        3.5
                                              9. Jean Coutu Group (PJC) Inc.                  8. Specialty Chemicals           2.7
Sources for credit quality rating:               (The)(Canada)                        1.0     9. Casinos & Gaming              2.6
Moody's and Standard & Poor's.               10. Qwest Capital Funding, Inc.          1.0    10. Paper Products                2.5


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.
===================================================================================================================================

                                                                                                           AIM V.I. HIGH YIELD FUND
recovered as the company's earnings and         Aside from the market downturn in          The views and opinions expressed in
ability to generate proceeds from asset      May, little detracted from the fund's         Management's Discussion of Fund
sales surprised many investors.              performance during the year. A few            Performance are those of A I M Advisors,
                                             issues did prove a drag on performance        Inc. These views and opinions are
   Across industries and sectors there       including Delta Airlines, Pegasus             subject to change at any time based on
was not much return dispersion or            Communications and aaiPharma. Pegasus         factors such as market and economic
volatility as the overwhelming majority      filed bankruptcy after DirectTV               conditions. These views and opinions may
of sectors provided high single-digit or     announced plans to terminate its              not be relied upon as investment advice
low double-digit returns. Therefore,         relationship with the broadcast               or recommendations, or as an offer for a
credit selection was critical to             satellite provider. We have                   particular security. The information is
performance during the year. Given our       substantially reduced our position in         not a complete analysis of every aspect
bottom-up investment strategy and            Pegasus. Both Delta and aaiPharma were        of any market, country, industry,
dedicated team of research analysts,         close to filing bankruptcy. As we             security or the fund. Statements of fact
this environment favored the fund.           believed these positions posed material       are from sources considered reliable,
                                             downside risks, we sold them both.            but A I M Advisors, Inc. makes no
   On a credit-quality basis,                                                              representation or warranty as to their
lower-credit quality tiers easily            IN CLOSING                                    completeness or accuracy. Although
outdistanced the highest rated high                                                        historical performance is no guarantee
yield category, BB-rated bonds. Market       During 2004, high yield bond performance      of future results, these insights may
momentum and a fourth-quarter rally          was supported by continued improvement        help you understand our investment
pushed CCC-rated securities to the           in market fundamentals. It was a year         management philosophy.
performance lead for the year. While the     that default rates fell precipitously
fund had decreased exposure to this          and the upgrade/downgrade ratio--a                                PETER EHRET,
credit category, enough exposure             measure of the number of issues that                              Chartered Financial
remained for the fund to benefit from        were upgraded compared to the number of             [EHRET        Analyst, senior
this trend.                                  issues that were downgraded--markedly               PHOTO]        portfolio manager,
                                             increased. The balance of rising stars                            is co-manager of AIM
   During the fiscal year, we reduced        (issues upgraded to investment grade) to                          V.I. High Yield
some of the fund's exposure to risk. In      fallen angels also continued to improve.      Fund. Mr. Ehret joined AIM in 2001. He
2003, we believed investors were being                                                     graduated cum laude with a B.S. in
paid to take more risk; in 2004 however,        High yield investors will remember         economics from the University of
our sentiment changed. We began to look      2004 as a good encore to 2003's strong        Minnesota. He also has an M.S. in real
for opportunities to sell some lower         performance. We are pleased to report         estate appraisal and investment analysis
quality paper as we felt valuations for      these trends and to provide our               from the University of Wisconsin-Madison.
those issues had become less attractive.     shareholders strong absolute and
We are also cautious of our BB-rated         relative fund returns for the fiscal                              CAROLYN GIBBS,
exposure as this credit category is more     year.                                                             Chartered Financial
correlated with Treasury yields and                                                              [GIBBS        Analyst, senior
therefore carries more interest rate                                                             PHOTO]        portfolio manager,
risk. The B-rated area of the market                                                                           is co-manager of AIM
remains our focus.                                                                                             V.I. High Yield
                                                                                           Fund. Ms. Gibbs has been in the
                                                                                           investment business since 1983. She is a
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                   Phi Beta Kappa graduate from Texas
                                                                                           Christian University, where she received
The fund invests in higher-yielding, lower-rated corporate bonds, commonly known           a B.A. in English. She also received an
as junk bonds, which have a greater risk of price fluctuation and loss of                  M.B.A. in finance from The Wharton
principal and income than do U.S. government securities such as U.S. Treasury              School at the University of Pennsylvania.
bills, notes and bonds, for which principal and any applicable interest are
guaranteed by the government if held to maturity.                                          Assisted by High Yield Taxable Team

   U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the payment of principal and any applicable interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

   The fund may invest up to 25% of its assets in the securities of non-U.S.
issuers. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

   Portfolio turnover is greater than that of most funds, which may affect performance.

======================================================================================
TOTAL NET ASSETS                                                         $97.7 million

TOTAL NUMBER OF HOLDINGS*                                                          302
======================================================================================            [RIGHT ARROW GRAPHIC]

                                                                                           FOR FURTHER INFORMATION ON YOUR FUND,
                                                                                           ITS EXPENSES AND ITS LONG-TERM
                                                                                           PERFORMANCE, PLEASE TURN THE PAGE.

CALCULATING YOUR ONGOING FUND EXPENSES                                                                     AIM V.I. HIGH YIELD FUND

EXAMPLE                                      ACTUAL EXPENSES                               actual expense ratio and an assumed rate
                                                                                           of return of 5% per year before
As a shareholder of the fund, you incur      The table below provides information          expenses, which is not the fund's actual
ongoing costs, including management          about actual account values and actual        return. The hypothetical account values
fees; distribution and/or service fees       expenses. You may use the information in      and expenses may not be used to estimate
(12b-1); and other fund expenses. This       this table, together with the amount you      your actual ending account balance or
example is intended to help you              invested, to estimate the expenses that       expenses you paid for the period. You
understand your ongoing costs (in            you paid over the period. Simply divide       may use this information to compare the
dollars) of investing in the fund and to     your account value by $1,000 (for             ongoing costs of investing in the fund
compare these costs with ongoing costs       example, an $8,600 account value divided      and other funds. To do so, compare this
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the           5% hypothetical example with the 5%
example is based on an investment of         result by the number in the table under       hypothetical examples that appear in the
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses         shareholder reports of the other funds.
period and held for the entire period,       Paid During Period" to estimate the
July 1, 2004-December 31, 2004.              expenses you paid on your account during         Please note that the expenses shown
                                             this period.                                  in the table are meant to highlight your
   The actual and hypothetical expenses                                                    ongoing costs only. Therefore, the
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR                      hypothetical information is useful in
the effect of any fees or other expenses     COMPARISON PURPOSES                           comparing ongoing costs only, and will
assessed in connection with a variable                                                     not help you determine the relative
product; if they did, the expenses shown     The table below also provides                 total costs of owning different funds.
would be higher while the ending account     information about hypothetical account
values shown would be lower.                 values and hypothetical expenses based
                                             on the fund's

====================================================================================================================================
                                                               ACTUAL                                HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES          ENDING ACCOUNT           EXPENSES
    SHARE                  VALUE                    VALUE               PAID DURING             VALUE              PAID DURING
    CLASS                 (7/1/04)              (12/31/04)(1)            PERIOD(2)           (12/31/04)             PERIOD(2)
  Series I                $1,000.00               $1,094.20                $5.26              $1,020.11               $5.08
  Series II                1,000.00                1,094.80                 6.27               1,019.15                6.04

(1)The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 9.42% and 9.48% for Series I and Series II shares, respectively.

(2)Expenses are equal to the fund's annualized expense ratio (1.00% and 1.19% for Series I and Series II shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
====================================================================================================================================

YOUR FUND'S LONG-TERM PERFORMANCE                                                                         AIM V.I. HIGH YIELD FUND
Past performance cannot guarantee            =====================================================================================
comparable future results.                   RESULTS OF A $10,000 INVESTMENT

   In evaluating this chart, please note     5/1/98-12/31/04 Index results from 4/30/98
that the chart uses a logarithmic scale
along the vertical axis (the value                                           [MOUNTAIN CHART]
scale). This means that each scale
increment always represents the same                                                                  LEHMAN U.S.
percent change in price; in a linear          DATE     AIM V.I. HIGH YIELD     LIPPER HIGH YIELD       AGGREGATE       LEHMAN HIGH
chart each scale increment always                         FUND-SERIES I         BOND FUND INDEX       BOND INDEX       YIELD INDEX
represents the same absolute change in
price. In this example, the scale            4/30/98        $10000                  $10000              $10000            $10000
increment between $5,000 and $10,000 is         6/98         10050                   10006               10180             10071
the same as that between $10,000 and            9/98          9129                    9251               10611              9613
$20,000. In a linear chart, the latter         12/98          9239                    9542               10647              9817
scale increment would be twice as large.        3/99          9584                    9847               10594              9999
The benefit of using a logarithmic scale        6/99          9803                    9911               10501             10033
is that it better illustrates                   9/99          9720                    9737               10572              9890
performance during the early years             12/99         10211                    9999               10559             10052
depicted in the chart before reinvested         3/00         10211                    9847               10792              9817
distributions and compounding create the        6/00          9883                    9807               10980              9930
potential for the original investment to        9/00          9622                    9731               11311              9986
grow to very large numbers. Had the            12/00          8270                    9028               11787              9463
chart used a linear scale along its             3/01          8479                    9337               12145             10065
vertical axis, you would not be able to         6/01          7933                    9040               12213              9834
see as clearly the movements in the             9/01          7334                    8488               12776              9418
value of the fund and the indexes during       12/01          7858                    8934               12782              9962
the early years depicted. We use a              3/02          7784                    8971               12794             10130
logarithmic scale in financial reports          6/02          7311                    8469               13267              9480
of funds that have more than five years         9/02          7045                    8216               13874              9202
of performance history.                        12/02          7400                    8719               14093              9822
                                                3/03          7829                    9256               14289             10570
=======================================         6/03          8584                   10091               14646             11638
AVERAGE ANNUAL TOTAL RETURNS                    9/03          8851                   10394               14625             11961
As of 12/31/04                                 12/03          9473                   11017               14671             12668
                                                3/04          9647                   11214               15061             12965
SERIES I SHARES                                 6/04          9631                   11170               14693             12840
Inception (5/1/98)                0.79%         9/04         10059                   11602               15163             13462
 5 Years                          0.63         12/04        $10539                  $12156              $15308            $14078
 1 Year                          11.25
                                                                                                              Source: Lipper, Inc.
SERIES II SHARES                             =====================================================================================
Inception                         0.58%
 5 Years                          0.43       comparable future results; current               The unmanaged Lehman High Yield
 1 Year                          11.14       performance may be lower or higher.           Index, which represents the performance
=======================================      Please contact your variable product          of high-yield debt securities, is
                                             issuer or financial advisor for the most      compiled by Lehman Brothers, a global
Returns since the inception date of          recent month-end variable product             investment bank.
Series II shares are historical. All         performance. Performance figures reflect
other returns are the blended returns of     fund expenses, reinvested distributions          The fund is not managed to track the
the historical performance of the fund's     and changes in net asset value.               performance of any particular index,
Series II shares since their inception       Investment return and principal value         including the indexes defined here, and
and the restated historical performance      will fluctuate so that you may have a         consequently, the performance of the
of the fund's Series I shares (for           gain or loss when you sell shares.            fund may deviate significantly from the
periods prior to inception of the Series                                                   performance of the indexes.
II shares) adjusted to reflect the              AIM V.I. High Yield Fund, a series
higher Rule 12b-1 fees applicable to the     portfolio of AIM Variable Insurance              A direct investment cannot be made
Series II shares. The inception date of      Funds, is currently offered through           in an index. Unless otherwise indicated,
the fund's Series I shares is 5/1/98.        insurance companies issuing variable          index results include reinvested
The inception date of the fund's Series      products. You cannot purchase shares of       dividends, and they do not reflect sales
II shares is 3/26/02. The Series I and       the fund directly. Performance figures        charges. Performance of an index of
Series II shares invest in the same          given represent the fund and are not          funds reflects fund expenses;
portfolio of securities and will have        intended to reflect actual variable           performance of a market index does not.
substantially similar performance,           product values. They do not reflect
except to the extent that expenses borne     sales charges, expenses and fees              OTHER INFORMATION
by each class differ.                        assessed in connection with a variable
                                             product. Sales charges, expenses and          The returns shown in the Management's
   The performance data quoted represent     fees, which are determined by the             Discussion of Fund Performance are based
past performance and cannot guarantee        variable product issuers, will vary and       on net asset values calculated for
                                             will lower the total return.* Please          shareholder transactions. Generally
                                             contact the product issuer or your            accepted accounting principles require
                                             financial advisor for the most recent         adjustments to be made to the net assets
                                             month end performance.                        of the fund at period end for financial
                                                                                           reporting purposes, and as such, the net
                                             ABOUT INDEXES USED IN THIS REPORT             asset values for shareholder
                                                                                           transactions and the returns based on
                                             The unmanaged Lehman U.S. Aggregate Bond      those net asset values may differ from
                                             Index, which represents the U.S.              the net asset values and returns
                                             investment-grade fixed-rate bond market       reported in the Financial Highlights.
                                             (including government and corporate
                                             securities, mortgage pass-through                Industry classifications used in this
                                             securities and asset-backed securities),      report are generally according to the
                                             is compiled by Lehman Brothers, a global      Global Industry Classification Standard,
                                             investment bank.                              which was developed by and is the
                                                                                           exclusive property and a service mark of
                                                The unmanaged Lipper High Yield Bond       Morgan Stanley Capital International
                                             Fund Index represents an average of the       Inc. and Standard & Poor's.
                                             30 largest high-yield bond funds tracked
                                             by Lipper, Inc., an independent mutual           The average credit quality of the
                                             fund performance monitor.                     fund's holdings as of the close of the
                                                                                           reporting period represents the weighted
                                                                                           average quality rating of the securities
                                                                                           in the portfolio as assigned by
                                                                                           Nationally Recognized Statistical Rating
                                                                                           Organizations based on assessment of the
                                                                                           credit quality of the individual
                                                                                           securities.

*Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.


                                        5                            VIHYI-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2004

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BONDS & NOTES-86.43%

ADVERTISING-0.43%

Dex Media Inc., Unsec Disc. Global Notes,
  9.00%, 11/15/13(a)(b)                        $  200,000   $   157,500
-----------------------------------------------------------------------
Dex Media West LLC/Dex Media Finance Co., Sr.
  Notes, 5.88%, 11/15/11 (Acquired 11/09/04;
  Cost $260,000)(a)(c)(d)                         260,000       260,000
=======================================================================
                                                                417,500
=======================================================================

AEROSPACE & DEFENSE-1.85%

Argo-Tech Corp., Sr. Unsec. Gtd. Global
  Notes, 9.25%, 06/01/11(a)                       440,000       485,100
-----------------------------------------------------------------------
Armor Holdings, Inc., Sr. Sub. Global Notes,
  8.25%, 08/15/13(a)                              200,000       225,000
-----------------------------------------------------------------------
Bombardier Recreational Products Inc.
  (Canada), Sr. Sub. Global Notes, 8.38%,
  12/15/13(a)                                      70,000        75,250
-----------------------------------------------------------------------
DRS Technologies Inc.,
  Sr. Sub. Notes,
  6.88%, 11/01/13 (Acquired 12/15/04; Cost
  $73,500)()(a)(c)(d)                              70,000        73,500
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 6.88%,
  11/01/13(a)                                     160,000       168,000
-----------------------------------------------------------------------
K & F Acquisition Inc., Sr. Sub. Notes,
  7.75%, 11/15/14 (Acquired 11/05/04; Cost
  $70,000)(a)(c)(d)                                70,000        72,625
-----------------------------------------------------------------------
L-3 Communications Corp., Sr. Unsec. Gtd.
  Sub. Global Notes, 6.13%, 01/15/14(a)           495,000       512,325
-----------------------------------------------------------------------
Orbital Sciences Corp.-Series B, Sr. Global
  Notes, 9.00%, 07/15/11(a)                        80,000        90,200
-----------------------------------------------------------------------
Standard Aero Holdings, Inc. Sr. Sub. Notes,
  8.25%, 09/01/14 (Acquired 08/17/04; Cost
  $100,000)(a)(c)                                 100,000       108,500
=======================================================================
                                                              1,810,500
=======================================================================

AIR FREIGHT & LOGISTICS-0.29%

Park-Ohio Industries Inc., Sr. Sub. Notes,
  8.38%, 11/15/14 (Acquired
  11/19/04-12/07/04; Cost $280,875)(a)(c)(d)      280,000       280,700
=======================================================================

AIRLINES-1.02%

Continental Airlines, Inc., Notes, 8.00%,
  12/15/05(a)                                     370,000       367,225
-----------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06(a)                       650,000       627,250
=======================================================================
                                                                994,475
=======================================================================

ALUMINUM-0.14%

Century Aluminum Co., Sr. Unsec. Gtd. Notes,
  7.50%, 08/15/14 (Acquired 08/10/04; Cost
  $130,000)(a)(c)                                 130,000       139,100
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
APPAREL, ACCESSORIES & LUXURY GOODS-0.26%

Warnaco Inc., Sr. Unsec. Global Notes, 8.88%,
  06/15/13(a)                                     235,000       259,675
=======================================================================

AUTO PARTS & EQUIPMENT-1.35%

Autocam Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.88%, 06/15/14(a)                   $  115,000   $   115,000
-----------------------------------------------------------------------
Collins & Aikman Products Corp., Sr. Unsec.
  Gtd. Global Notes, 10.75%, 12/31/11(a)          155,000       158,875
-----------------------------------------------------------------------
Delco Remy International, Inc., Sr. Sec.
  Floating Rate Global Notes, 6.07%,
  04/15/09(a)(e)                                  130,000       132,600
-----------------------------------------------------------------------
Metaldyne Corp., Sr. Unsec. Gtd. Notes,
  10.00%, 11/01/13 (Acquired
  10/20/03-09/23/04; Cost $276,000)(a)(c)         280,000       263,900
-----------------------------------------------------------------------
R.J. Tower Corp., Sr. Unsec. Gtd. Global
  Notes, 12.00%, 06/01/13(a)                      340,000       265,200
-----------------------------------------------------------------------
Tenneco Automotive Inc.-Series B, Sr. Sec.
  Second Lien Global Notes, 10.25%,
  07/15/13(a)                                      80,000        94,800
-----------------------------------------------------------------------
TRW Automotive Inc., Sr. Global Notes, 9.38%,
  02/15/13(a)                                     249,000       290,085
=======================================================================
                                                              1,320,460
=======================================================================

BROADCASTING & CABLE TV-7.59%

Adelphia Communications Corp.,
  Sr. Unsec. Notes,
  9.50%, 03/01/05(a)(f)                           850,000     1,032,750
-----------------------------------------------------------------------
  10.88%, 10/01/10(a)(f)                        1,030,000     1,019,700
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.88%,
  03/01/07(a)(f)                                  140,000       136,500
-----------------------------------------------------------------------
Allbritton Communications Co., Sr. Unsec.
  Sub. Global Notes, 7.75%, 12/15/12(a)           385,000       401,362
-----------------------------------------------------------------------
Cablevision Systems Corp.-New York Group, Sr.
  Floating Rate Notes, 6.67%, 04/01/09
  (Acquired 03/30/04; Cost $515,000)(a)(c)(g)     515,000       551,050
-----------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Global Notes, 11.13%,
  01/15/11(a)                                     435,000       395,306
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 9.92%, 04/01/11(a)            200,000       171,250
-----------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp., Sr.
  Second Lien Notes, 8.00%, 04/30/12
  (Acquired 05/11/04-07/09/04; Cost
  $514,113)(a)(c)                                 530,000       555,175
-----------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Unsub.
  Notes, 7.63%, 04/01/11(a)                       395,000       427,587
-----------------------------------------------------------------------
EchoStar DBS Corp., Sr. Unsec. Gtd. Global
  Notes, 5.75%, 10/01/08(a)                       590,000       601,800
-----------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sec. Global
  Notes, 9.75%, 12/01/10(a)                       250,000       240,625
-----------------------------------------------------------------------
Knology, Inc., Sr. Unsec. PIK Notes, 12.00%,
  11/30/09 (Acquired 05/15/03-12/02/04; Cost
  $325,574)(a)(c)                                 336,877       325,928
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05(a)(d)(f)              $  390,000   $   248,625
-----------------------------------------------------------------------
Rainbow National Services LLC, Sr. Notes,
  8.75%, 09/01/12 (Acquired 08/13/04; Cost
  $323,125)(a)(c)                                 325,000       357,500
-----------------------------------------------------------------------
Rogers Cable Inc. (Canada), Sr. Sec. Second
  Priority Notes, 6.75%, 03/15/15 (Acquired
  11/19/04; Cost $35,000)(a)(c)(d)                 35,000        35,744
-----------------------------------------------------------------------
Rogers Wireless Communications Inc. (Canada),
  Sr. Sec. Notes, 7.25%, 12/15/12 (Acquired
  11/19/04; Cost $175,000)(a)(c)(d)               175,000       185,937
-----------------------------------------------------------------------
Videotron Ltee (Canada), Sr. Notes, 6.88%,
  01/15/14 (Acquired 11/15/04; Cost
  $220,500)(a)(c)(d)                              210,000       218,400
-----------------------------------------------------------------------
XM Satellite Radio Inc., Sr. Sec. Global
  Notes, 12.00%, 06/15/10(a)                      429,000       509,437
=======================================================================
                                                              7,414,676
=======================================================================

BUILDING PRODUCTS-0.85%

Building Materials Corp. of America,
  Sr. Unsec. Gtd. Notes, 8.00%, 12/01/08(a)       390,000       402,675
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 7.75%,
  07/15/05(a)                                     280,000       286,300
-----------------------------------------------------------------------
THL Buildco Inc. (Nortek Inc.), Sr. Sub.
  Notes, 8.50%, 09/01/14 (Acquired 08/12/04;
  Cost $130,000)(a)(c)                            130,000     136,500()
=======================================================================
                                                                825,475
=======================================================================

CASINOS & GAMING-2.56%

Aztar Corp., Sr. Sub. Global Notes, 7.88%,
  06/15/14(a)                                     240,000       265,800
-----------------------------------------------------------------------
Boyd Gaming Corp., Sr. Sub. Global Notes,
  6.75%, 04/15/14(a)                              400,000       423,000
-----------------------------------------------------------------------
Herbst Gaming, Inc., Sr. Sub. Global Notes,
  8.13%, 06/01/12(a)                              115,000       123,912
-----------------------------------------------------------------------
Isle of Capri Casinos, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 7.00%, 03/01/14(a)           760,000       784,700
-----------------------------------------------------------------------
Pinnacle Entertainment, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 8.25%, 03/15/12(a)           455,000       485,712
-----------------------------------------------------------------------
Poster Financial Group Inc., Sr. Sec. Global
  Notes, 8.75%, 12/01/11(a)                       130,000       134,550
-----------------------------------------------------------------------
Seneca Gaming Corp., Sr. Global Notes, 7.25%,
  05/01/12(a)                                     195,000       207,187
-----------------------------------------------------------------------
Venetian Casino Resort, LLC, Sec. Gtd.
  Mortgage Global Notes, 11.00%, 06/15/10(a)       70,000        80,500
=======================================================================
                                                              2,505,361
=======================================================================

COMMODITY CHEMICALS-1.58%

Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08(a)                             685,000       792,887
-----------------------------------------------------------------------
Millennium America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.25%, 06/15/08(a)                652,000       748,170
=======================================================================
                                                              1,541,057
=======================================================================

COMMUNICATIONS EQUIPMENT-1.02%

Lucent Technologies Inc., Unsec. Unsub.
  Global Deb., 6.45%, 03/15/29(a)                 465,000       425,475
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Nortel Networks Ltd. (Canada), Sr. Global
  Notes, 6.13%, 02/15/06(a)                    $  350,000   $   357,875
-----------------------------------------------------------------------
Superior Essex Communications LLC/Essex Group
  Inc., Sr. Global Notes, 9.00%, 04/15/12(a)      205,000       213,200
=======================================================================
                                                                996,550
=======================================================================

CONSTRUCTION & ENGINEERING-0.40%

Great Lakes Dredge & Dock Co., Sr. Unsec.
  Gtd. Sub. Global Notes, 7.75%, 12/15/13(a)      425,000       391,000
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.26%

Case New Holland Inc., Sr. Notes, 9.25%,
  08/01/11 (Acquired 07/29/03-08/18/03; Cost
  $498,815)(a)(c)                                 505,000       565,600
-----------------------------------------------------------------------
Navistar International Corp., Sr. Notes,
  7.50%, 06/15/11(a)                               55,000        59,262
-----------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 07/15/11(a)                       590,000       665,225
-----------------------------------------------------------------------
Trinity Industries, Inc., Sr. Global Notes,
  6.50%, 03/15/14(a)                              530,000       534,637
-----------------------------------------------------------------------
Wabtec Corp., Sr. Unsec. Gtd. Global Notes,
  6.88%, 07/31/13(a)                              365,000       385,075
=======================================================================
                                                              2,209,799
=======================================================================

CONSTRUCTION MATERIALS-0.55%

Goodman Global Holding Co.,
  Inc., Sr. Floating Rate Notes, 5.76%,
  06/15/12 (Acquired 12/15/04; Cost
  $15,000)(a)(c)(d)(g)                             15,000        15,300
-----------------------------------------------------------------------
  Inc., Sr. Sub. Notes, 7.88%, 12/15/12
  (Acquired 12/15/04; Cost $70,000)(a)(c)(d)       70,000        69,650
-----------------------------------------------------------------------
RMCC Acquisition Co., Sr. Sub. Notes, 9.50%,
  11/01/12 (Acquired 10/28/04; Cost
  $205,000)(a)(c)(d)                              205,000       205,000
-----------------------------------------------------------------------
U.S. Concrete, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 8.38%, 04/01/14(a)                225,000       243,562
=======================================================================
                                                                533,512
=======================================================================

CONSUMER FINANCE-0.87%

Dollar Financial Group Inc., Sr. Gtd. Global
  Notes, 9.75%, 11/15/11(a)                       780,000       852,150
=======================================================================

DISTILLERS & VINTNERS-0.28%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12(a)      250,000       274,375
=======================================================================

DIVERSIFIED CHEMICALS-0.31%

FMC Corp., Sr. Sec. Global Notes, 10.25%,
  11/01/09(a)                                     165,000       191,400
-----------------------------------------------------------------------
Innophos Inc., Sr. Sub. Notes, 8.88%,
  08/15/14 (Acquired 08/03/04; Cost
  $100,000)(a)(c)                                 100,000       108,500
=======================================================================
                                                                299,900
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.47%

Cornell Cos., Inc., Sr. Unsec. Gtd. Global
  Notes, 10.75%, 07/01/12(a)                      240,000       261,000
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES-(CONTINUED)

Geo Group Inc. (The), Sr. Unsec. Global
  Notes, 8.25%, 07/15/13(a)                    $  180,000   $   193,500
=======================================================================
                                                                454,500
=======================================================================

DIVERSIFIED METALS & MINING-0.14%

Massey Energy Co., Sr. Global Notes, 6.63%,
  11/15/10(a)                                     130,000       135,200
=======================================================================

DRUG RETAIL-1.03%

Jean Coutu Group (PJC) Inc. (The) (Canada),
  Sr. Notes, 7.63%, 08/01/12 (Acquired
  07/20/04; Cost $485,000)(a)(c)                  485,000       515,919
-----------------------------------------------------------------------
  Sr. Sub. Notes, 8.50%, 08/01/14 (Acquired
  09/16/04-09/17/04; Cost $475,506)(a)(c)(d)      475,000       490,437
=======================================================================
                                                              1,006,356
=======================================================================

ELECTRIC UTILITIES-3.48%

Allegheny Energy Supply Co., LLC, Unsec.
  Global Notes, 7.80%, 03/15/11(a)                330,000       362,587
-----------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding Corp.-
  Series C, Sr. Sec. Bonds, 7.16%,
  01/15/14(a)                                     271,920       279,324
-----------------------------------------------------------------------
Midwest Generation, LLC,
  Sr. Sec. Second Priority Global Notes,
  8.75%, 05/01/34(a)                              330,000       376,200
-----------------------------------------------------------------------
  Series B., Global Asset-Backed Pass Through
  Ctfs., 8.56%, 01/02/16(a)                       635,000       714,375
-----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08(a)                      705,000       883,012
-----------------------------------------------------------------------
NRG Energy, Inc., Sr. Sec. Gtd. Second
  Priority Notes, 8.00%, 12/15/13 (Acquired
  12/17/03-04/12/04; Cost $725,950)(a)(c)         720,000       788,400
=======================================================================
                                                              3,403,898
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.61%

Celestica Inc. (Canada), Sr. Sub. Notes,
  7.88%, 07/01/11(a)                               95,000       102,362
-----------------------------------------------------------------------
Flextronics International Ltd. (Singapore),
  Sr. Sub. Global Notes, 6.50%, 05/15/13(a)       345,000       355,350
-----------------------------------------------------------------------
Sanmina-SCI Corp., Sr. Sec. Gtd. Global
  Notes, 10.38%, 01/15/10(a)                      120,000       139,200
=======================================================================
                                                                596,912
=======================================================================

ENVIRONMENTAL SERVICES-0.53%

Allied Waste North America, Inc.-Series B,
  Sr. Sec. Gtd. Global Notes, 8.50%,
  12/01/08(a)                                     490,000       521,850
=======================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.30%

IMC Global Inc.,
  Sr. Unsec. Global Notes, 10.88%,
  08/01/13(a)                                     225,000       282,375
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Global Notes,
    10.88%, 06/01/08(a)                             7,000         8,435
=======================================================================
                                                                290,810
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

FOOD RETAIL-0.15%

Ahold Finance USA, Inc., Sr. Unsec. Gtd.
  Unsub. Notes, 8.25%, 07/15/10(a)             $  125,000   $   142,187
=======================================================================

FOREST PRODUCTS-0.45%

Ainsworth Lumber Co. Ltd. (Canada),
  Sr. Unsec. Yankee Notes,
  6.75%, 03/15/14(a)                              100,000        98,250
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes,
  6.75%, 03/15/14(a)                              235,000       229,712
-----------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Global Notes, 7.75%, 11/15/13(a)     100,000       107,500
=======================================================================
                                                                435,462
=======================================================================

GAS UTILITIES-0.28%

Inergy LP/Inergy Finance Corp., Sr. Notes,
  6.88%, 12/15/14 (Acquired 12/17/04; Cost
  $100,000)(a)(c)(d)                              100,000       101,000
-----------------------------------------------------------------------
SEMCO Energy, Inc.,
  Sr. Global Notes, 7.75%, 05/15/13(a)             85,000        92,333
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.13%, 05/15/08(a)      75,000        80,625
=======================================================================
                                                                273,958
=======================================================================

HEALTH CARE DISTRIBUTORS-0.10%

National Nephrology Associates, Inc., Sr.
  Sub. Notes, 9.00%, 11/01/11 (Acquired
  10/16/03; Cost $80,000)(a)(c)                    80,000        93,000
=======================================================================

HEALTH CARE EQUIPMENT-1.42%

Bio-Rad Laboratories, Inc., Sr. Sub. Notes,
  6.13%, 12/15/14 (Acquired 12/13/04; Cost
  $140,000)(a)(c)(d)                              140,000       141,400
-----------------------------------------------------------------------
Fisher Scientific International Inc., Sr.
  Unsec. Sub. Global Notes, 8.13%,
  05/01/12(a)                                     337,000       377,440
-----------------------------------------------------------------------
Medex, Inc., Sr. Sub. Global Notes, 8.88%,
  05/15/13(a)                                     275,000       323,125
-----------------------------------------------------------------------
MedQuest Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 11.88%, 08/15/12(a)                      320,000       377,600
-----------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09(a)                              150,000       165,000
=======================================================================
                                                              1,384,565
=======================================================================

HEALTH CARE FACILITIES-3.47%

Alderwoods Group Inc., Sr. Notes, 7.75%,
  09/15/12 (Acquired 08/05/04; Cost
  $65,000)(a)(c)(d)                                65,000        70,444
-----------------------------------------------------------------------
Ardent Health Services Inc., Sr. Sub. Global
  Notes, 10.00%, 08/15/13(a)                       50,000        52,750
-----------------------------------------------------------------------
Beverly Enterprises, Inc., Sr. Sub. Notes,
  7.88%, 06/15/14 (Acquired 06/18/04; Cost
  $290,038)(a)(c)                                 295,000       317,862
-----------------------------------------------------------------------
Concentra Operating Corp., Sr. Unsec. Gtd.
  Sub. Notes, 9.13%, 06/01/12 (Acquired
  05/25/04; Cost $113,405)(a)(c)                  115,000       129,662
-----------------------------------------------------------------------
Genesis HealthCare Corp., Sr. Sub. Global
  Notes, 8.00%, 10/15/13(a)                       160,000       174,400
-----------------------------------------------------------------------
Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Global Notes, 10.38%, 02/15/09(a)           50,000        51,875
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
HEALTH CARE FACILITIES-(CONTINUED)

HCA, Inc., Global Notes,
  5.50%, 12/01/09(a)                           $  140,000   $   140,780
-----------------------------------------------------------------------
  6.38%, 01/15/15(a)                               70,000        70,458
-----------------------------------------------------------------------
HEALTHSOUTH Corp., Sr. Unsec. Global Notes,
  8.38%, 10/01/11(a)                              695,000       719,325
-----------------------------------------------------------------------
Tenet Healthcare Corp.,
  Sr. Notes, 9.88%, 07/01/14
  (Acquired 06/15/04; Cost $214,883)(a)(c)        220,000       239,800
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 6.38%, 12/01/11(a)            345,000       322,575
-----------------------------------------------------------------------
Triad Hospitals, Inc., Sr. Unsec. Sub. Notes,
  7.00%, 11/15/13(a)                              545,000       558,625
-----------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 10.00%,
  12/15/11(a)                                     470,000       538,150
=======================================================================
                                                              3,386,706
=======================================================================

HEALTH CARE SERVICES-0.49%

Quintiles Transnational Corp., Sr. Unsec.
  Sub. Global Notes, 10.00%, 10/01/13(a)          250,000       281,250
-----------------------------------------------------------------------
Team Health Inc., Sr. Sub. Global Notes,
  9.00%, 04/01/12(a)                              200,000       196,500
=======================================================================
                                                                477,750
=======================================================================

HEALTH CARE SUPPLIES-0.21%

Inverness Medical Innovations, Inc., Sr. Sub.
  Notes, 8.75%, 02/15/12 (Acquired 02/05/04;
  Cost $195,000)(a)(c)                            195,000       204,750
=======================================================================

HOMEBUILDING-0.57%

Technical Olympic USA, Inc.,
  Sr. Sub. Notes, 7.50%, 01/15/15 (Acquired
  12/14/04; Cost $140,000)(a)(c)(d)               140,000       141,400
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 9.00%,
  07/01/10(a)                                     205,000       220,375
-----------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 02/15/11(a)               170,000       190,400
=======================================================================
                                                                552,175
=======================================================================

HOTELS, RESORTS & CRUISE LINES-2.25%

Grupo Posadas S.A. de C.V. (Mexico), Sr.
  Notes, 8.75%, 10/04/11 (Acquired 09/27/04;
  Cost $500,000)(a)(c)(d)                         500,000       536,250
-----------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13(a)                       400,000       430,000
-----------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Global Notes, 8.88%,
  08/15/11(a)                                     250,000       275,000
-----------------------------------------------------------------------
La Quinta Properties, Inc., Sr. Global Notes,
  8.88%, 03/15/11(a)                              120,000       134,400
-----------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia),
  Sr. Unsec. Global Notes, 8.00%, 05/15/10(a)      70,000        79,450
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 8.75%,
  02/02/11(a)                                     450,000       534,375
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Sr. Gtd. Global Notes, 7.88%, 05/01/12(a)       185,000       211,825
=======================================================================
                                                              2,201,300
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

HOUSEHOLD APPLIANCES-0.06%

Fedders North America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/14(a)             $   70,000   $    57,400
=======================================================================

HOUSEWARES & SPECIALTIES-0.14%

Ames True Temper Inc., Sr. Sub. Global Notes,
  10.00%, 07/15/12(a)                             135,000       139,050
=======================================================================

INDUSTRIAL CONGLOMERATES-0.29%

Polypore, Inc., Sr. Sub. Global Notes, 8.75%,
  05/15/12(a)                                     270,000       282,150
=======================================================================

INDUSTRIAL MACHINERY-1.51%

Aearo Co. Inc., Sr. Sub. Global Notes, 8.25%,
  04/15/12(a)                                     140,000       144,900
-----------------------------------------------------------------------
Dresser-Rand Group Inc., Sr. Sub.Notes,
  7.38%, 11/01/14 (Acquired 10/14/04; Cost
  $475,000)(a)(c)(d)                              475,000       486,875
-----------------------------------------------------------------------
Manitowoc Co., Inc. (The), Sr. Unsec. Gtd.
  Sub. Global Notes, 10.50%, 08/01/12(a)          143,000       165,165
-----------------------------------------------------------------------
Valmont Industries, Inc., Sr. Gtd. Sub.
  Global Notes, 6.88%, 05/01/14(a)                180,000       187,650
-----------------------------------------------------------------------
Wolverine Tube, Inc., Sr. Notes, 7.38%,
  08/01/08 (Acquired 10/20/03-09/30/04; Cost
  $456,738)(a)(c)                                 495,000       492,525
=======================================================================
                                                              1,477,115
=======================================================================

INTEGRATED OIL & GAS-0.64%

Petrobras International Finance Co. (Cayman
  Islands), Sr. Unsec. Unsub. Global Notes,
  9.13%, 07/02/13(a)                              545,000       620,619
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.67%

Citizens Communications Co., Sr. Notes,
  6.25%, 01/15/13(a)                              205,000       209,266
-----------------------------------------------------------------------
Embratel Participacoes S.A.-Series B
  (Brazil), Gtd. Global Notes, 11.00%,
  12/15/08(a)                                     270,000       309,150
-----------------------------------------------------------------------
LCI International, Inc., Sr. Notes, 7.25%,
  06/15/07(a)                                     620,000       606,050
-----------------------------------------------------------------------
Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10(a)                                     500,000       543,750
-----------------------------------------------------------------------
Qwest Capital Funding, Inc., Unsec. Gtd.
  Global Notes,
  7.00%, 08/03/09(a)                              650,000       648,375
-----------------------------------------------------------------------
  7.25%, 02/15/11(a)                              345,000       338,962
-----------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Notes,
  7.25%, 02/15/11 (Acquired
  01/30/04-05/12/04; Cost $564,753)(a)(c)         595,000       617,312
-----------------------------------------------------------------------
Qwest Corp., Sr. Notes, 7.88%, 09/01/11
  (Acquired 11/18/04; Cost $301,000)(a)(c)(d)     280,000       305,200
=======================================================================
                                                              3,578,065
=======================================================================

LEISURE FACILITIES-0.56%

Six Flags, Inc. Sr. Global Notes, 9.63%,
  06/01/14(a)                                     200,000       203,500
-----------------------------------------------------------------------
Universal City Development Partners, Ltd.,
  Sr. Global Notes, 11.75%, 04/01/10(a)           170,000       201,025
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
LEISURE FACILITIES-(CONTINUED)

Universal City Florida Holding Co. I/II,
  Sr. Floating Rate Notes, 7.20%, 05/01/10
  (Acquired 12/02/04; Cost
  $70,000)(a)(c)(d)(e)                         $   70,000   $    73,325
-----------------------------------------------------------------------
  Sr. Notes, 8.38%, 05/01/10
  (Acquired 12/02/04; Cost $70,000)(a)(c)(d)       70,000        73,325
=======================================================================
                                                                551,175
=======================================================================

LIFE & HEALTH INSURANCE-0.05%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $49,408)(a)(c)          50,000        52,091
=======================================================================

MARINE-0.45%

Overseas Shipholding Group, Inc., Sr. Unsec.
  Global Notes, 8.25%, 03/15/13(a)                265,000       297,794
-----------------------------------------------------------------------
Stena A.B./(Sweden), Sr. Notes, 7.00%,
  12/01/16 (Acquired 11/18/04; Cost
  $140,000)(a)(c)(d)                              140,000       139,300
=======================================================================
                                                                437,094
=======================================================================

METAL & GLASS CONTAINERS-4.16%

Anchor Glass Container Corp., Sr. Sec. Global
  Notes, 11.00%, 02/15/13(a)                      205,000       220,375
-----------------------------------------------------------------------
Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12(a)                             270,000       280,800
-----------------------------------------------------------------------
Crown European Holdings S.A. (France), Sr.
  Sec. Second Lien Global Notes, 9.50%,
  03/01/11(a)                                     120,000       137,400
-----------------------------------------------------------------------
Graham Packaging Co. Inc., Sr. Notes, 8.50%,
  10/15/12 (Acquired 09/29/04; Cost
  $475,000)(a)(c)(d)                              475,000       499,938
-----------------------------------------------------------------------
Greif Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/01/12(a)                       250,000       278,750
-----------------------------------------------------------------------
Owens-Brockway Glass Container Inc.,
  Sr. Notes, 6.75%, 12/01/14
  (Acquired 11/23/04; Cost $175,000)(a)(c)(d)     175,000       178,500
-----------------------------------------------------------------------
  Sr. Sec. Gtd. Global Notes,
  7.75%, 05/15/11(a)                              215,000       233,275
-----------------------------------------------------------------------
  8.75%, 11/15/12(a)                              375,000       426,563
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(a)                                     455,000       501,638
-----------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 09/01/11(a)               285,000       322,763
-----------------------------------------------------------------------
Pliant Corp.,
  Sr. Sec. Disc. Global Notes, 11.13%,
  06/15/09(a)(b)                                  435,000       403,463
-----------------------------------------------------------------------
  Sr. Sec. Second Lien Global Notes, 11.13%,
  09/01/09(a)                                     350,000       384,125
-----------------------------------------------------------------------
U.S. Can Corp., Sr. Sec. Gtd. Global Notes,
  10.88%, 07/15/10(a)                             185,000       197,025
=======================================================================
                                                              4,064,615
=======================================================================

MOVIES & ENTERTAINMENT-1.13%

AMC Entertainment Inc.,
  Sr. Unsec. Sub. Global Notes, 9.88%,
  02/01/12(a)                                     325,000       355,875
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 8.00%,
    03/01/14(a)                                   390,000       390,000
-----------------------------------------------------------------------
River Rock Entertainment Authority, Sr.
  Notes, 9.75%, 11/01/11(a)                       130,000       146,250
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
MOVIES & ENTERTAINMENT-(CONTINUED)

Warner Music Group, Sr. Sub. Notes, 7.38%,
  04/15/14 (Acquired 04/01/04; Cost
  $205,000)(a)(c)                              $  205,000   $   211,150
=======================================================================
                                                              1,103,275
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-6.09%

AES Corp. (The), Sr. Unsec. Unsub. Notes,
  7.75%, 03/01/14(a)                              755,000       822,006
-----------------------------------------------------------------------
AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(a)                              562,854       633,210
-----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08(a)        85,000        70,125
-----------------------------------------------------------------------
Calpine Corp.,
  Sr. Sec. Notes,
  8.75%, 07/15/13
  (Acquired 07/10/03-05/11/04; Cost
  $391,888)(a)(c)                                 415,000       343,413
-----------------------------------------------------------------------
  9.63%, 09/30/14
  (Acquired 09/28/04; Cost $342,281)(a)(c)(d)     345,000       357,938
-----------------------------------------------------------------------
  Sr. Unsec. Notes,
  8.25%, 08/15/05(a)                              225,000       228,938
-----------------------------------------------------------------------
  8.75%, 07/15/07(a)                              795,000       703,575
-----------------------------------------------------------------------
Calpine Generating Co., Sec. Floating Rate
  Global Notes, 7.76%, 04/01/10(a)(e)             395,000       389,075
-----------------------------------------------------------------------
CMS Energy Corp.,
  Sr. Global Notes, 7.75%, 08/01/10(a)             90,000        98,775
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.90%, 07/15/08(a)     480,000       532,200
-----------------------------------------------------------------------
Dynegy Holdings Inc.,
  Sr. Sec. Gtd. Second Priority Notes,
  10.13%, 07/15/13 (Acquired
  08/01/03-08/25/03; Cost $301,310)(a)(c)         300,000       343,875
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.75%, 02/15/12(a)      95,000       100,225
-----------------------------------------------------------------------
Mirant Americas Generation, LLC, Sr. Unsec.
  Notes, 7.63%, 05/01/06(a)(d)(f)                  85,000        91,588
-----------------------------------------------------------------------
Reliant Energy Inc.,
  Sr. Sec. Notes, 6.75%, 12/15/14(a)              210,000       211,050
-----------------------------------------------------------------------
  Sr. Sec. Global Notes,
  9.25%, 07/15/10(a)                              380,000       427,500
-----------------------------------------------------------------------
  9.50%, 07/15/13(a)                              330,000       377,025
-----------------------------------------------------------------------
Reliant Energy Mid-Atlantic Power Holdings,
  LLC- Series B, Sr. Unsec. Asset-Backed Pass
  Through Ctfs., 9.24%, 07/02/17(a)               190,553       219,612
=======================================================================
                                                              5,950,130
=======================================================================

OFFICE ELECTRONICS-0.49%

Xerox Corp., Sr. Unsec. Notes, 7.63%,
  06/15/13(a)                                     435,000       479,588
=======================================================================

OIL & GAS DRILLING-0.18%

Parker Drilling Co., Sr. Floating Rate Notes,
  7.15%, 09/01/10 (Acquired 08/18/04; Cost
  $165,000)(a)(c)(e)                              165,000       173,663
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.63%

CHC Helicopter Corp. (Canada), Sr. Sub.
  Global Notes, 7.38%, 05/01/14(a)                365,000       385,988
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

Grant Prideco Escrow Corp., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 12/15/09(a)             $  260,000   $   289,900
-----------------------------------------------------------------------
Hanover Compressor Co.,
  Sr. Notes, 9.00%, 06/01/14(a)                   115,000       129,375
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 8.63%,
  12/15/10(a)                                     135,000       148,500
-----------------------------------------------------------------------
Key Energy Services, Inc., Sr. Notes, 6.38%,
  05/01/13(a)                                     335,000       343,375
-----------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11(a)                              265,000       291,831
=======================================================================
                                                              1,588,969
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.80%

Paramount Resource Ltd. (Canada), Sr. Yankee
  Notes, 8.88%, 07/15/14(a)                       188,000       228,420
-----------------------------------------------------------------------
Stone Energy Corp. Sr. Sub. Notes, 6.75%,
  12/15/14 (Acquired 12/08/04; Cost
  $70,000)(a)(c)(d)                                70,000        70,350
-----------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Notes, 7.63%,
  07/15/11(a)                                     440,000       478,500
=======================================================================
                                                                777,270
=======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-2.53%

CITGO Petroleum Corp., Sr. Notes, 6.00%,
  10/15/11 (Acquired 10/15/04; Cost
  $337,620)(a)(c)(d)                              340,000       340,000
-----------------------------------------------------------------------
El Paso CGP Co., Unsec. Notes, 7.75%,
  06/15/10(a)                                     655,000       691,025
-----------------------------------------------------------------------
El Paso Production Holding Co., Sr. Unsec.
  Gtd. Global Notes, 7.75%, 06/01/13(a)           495,000       522,225
-----------------------------------------------------------------------
MarkWest Energy Partners L.P./MarkWest Energy
  Finance Corp., Sr. Notes, 6.88%, 11/01/14
  (Acquired 10/19/04-10/20/04; Cost
  $372,388)(a)(c)(d)                              370,000       377,400
-----------------------------------------------------------------------
Pacific Energy Partners L.P./Pacific Energy
  Finance Corp., Sr. Unsec. Global Notes,
  7.13%, 06/15/14(a)                              160,000       171,200
-----------------------------------------------------------------------
Premcor Refining Group Inc. (The), Sr. Unsec.
  Global Notes, 7.50%, 06/15/15(a)                230,000       250,125
-----------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%,
  07/15/11(a)                                      80,000        83,600
-----------------------------------------------------------------------
Southern Natural Gas Co., Sr. Unsec. Global
  Notes, 8.88%, 03/15/10(a)                        35,000        39,594
=======================================================================
                                                              2,475,169
=======================================================================

PACKAGED FOODS & MEATS-0.68%

Del Monte Corp., Sr. Unsec. Sub. Global
  Notes, 8.63%, 12/15/12(a)                       140,000       157,850
-----------------------------------------------------------------------
Pinnacle Foods Holding Corp.,
  Sr. Sub. Notes, 8.25%, 12/01/13 (Acquired
  02/05/04; Cost $202,012)(a)(c)                  195,000       186,225
-----------------------------------------------------------------------
  8.25%, 12/01/13 (Acquired 11/20/03; Cost
  $100,000)(a)(c)                                 100,000        95,500
-----------------------------------------------------------------------
Smithfield Foods, Inc., Sr. Notes, 7.00%,
  08/01/11 (Acquired 11/15/04; Cost
  $222,600)(a)(c)(d)                              210,000       224,175
=======================================================================
                                                                663,750
=======================================================================

PAPER PACKAGING-0.27%

Jefferson Smurfit Corp., Sr. Unsec. Gtd.
  Unsub. Global Notes, 7.50%, 06/01/13(a)         250,000       268,125
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

PAPER PRODUCTS-2.54%

Bowater Inc., Global Notes, 6.50%,
  06/15/13(a)                                  $  575,000   $   583,625
-----------------------------------------------------------------------
Cascades Inc. (Canada), Sr. Unsec. Global
  Notes, 7.25%, 02/15/13(a)                       415,000       441,975
-----------------------------------------------------------------------
Cellu Tissue Holdings, Inc., Sec. Gtd. Global
  Notes, 9.75%, 03/15/10(a)                       315,000       329,175
-----------------------------------------------------------------------
Georgia-Pacific Corp.,
  Sr. Gtd. Global Notes, 7.38%, 07/15/08(a)       100,000       109,000
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.88%,
  02/01/10(a)                                     555,000       648,656
-----------------------------------------------------------------------
Neenah Paper, Inc., Sr. Notes, 7.38%,
  11/15/14 (Acquired 11/18/04; Cost
  $157,275)(a)(c)(d)                              155,000       157,325
-----------------------------------------------------------------------
Norske Skog Canada Ltd. (Canada)-Series D,
  Sr. Unsec. Gtd. Global Notes, 8.63%,
  06/15/11(a)                                     200,000       215,500
=======================================================================
                                                              2,485,256
=======================================================================

PERSONAL PRODUCTS-0.43%

Playtex Products, Inc., Sr. Sec. Global
  Notes, 8.00%, 03/01/11(a)                       385,000       422,538
=======================================================================

PHARMACEUTICALS-0.78%

Athena Neurosciences Finance, LLC., Sr.
  Unsec. Gtd. Unsub. Notes, 7.25%,
  02/21/08(a)                                     210,000       220,500
-----------------------------------------------------------------------
Elan Finance PLC/Elan Finance Corp.
  (Ireland), Sr. Notes, 7.75%, 11/15/11
  (Acquired 11/10/04; Cost $70,000)(a)(c)(d)       70,000        75,250
-----------------------------------------------------------------------
Valeant Pharmaceuticals International, Sr.
  Unsec. Global Notes, 7.00%, 12/15/11(a)         445,000       466,138
=======================================================================
                                                                761,888
=======================================================================

PUBLISHING-0.20%

PRIMEDIA Inc., Sr. Global Notes, 8.00%,
  05/15/13(a)                                     185,000       191,475
=======================================================================

RAILROADS-1.40%

Grupo Transportacion Ferroviaria Mexicana,
  S.A. de C.V. (Mexico),
  Sr. Gtd. Yankee Notes, 10.25%, 06/15/07(a)      855,000       923,400
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Deb., 11.75%,
  06/15/09(a)                                     200,000       204,000
-----------------------------------------------------------------------
Kansas City Southern Railway, Sr. Unsec. Gtd.
  Global Notes, 9.50%, 10/01/08(a)                210,000       239,400
=======================================================================
                                                              1,366,800
=======================================================================

REAL ESTATE-2.11%

Host Marriott L.P.,
  Sr. Unsec. Notes, 7.00%, 08/15/12 (Acquired
  07/27/04; Cost $339,801)(a)(c)                  345,000       367,425
-----------------------------------------------------------------------
  Series G, Sr. Gtd. Global Notes, 9.25%,
  10/01/07(a)                                     175,000       196,000
-----------------------------------------------------------------------
  Series I, Unsec. Gtd. Global Notes, 9.50%,
  01/15/07(a)                                     500,000       550,000
-----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  6.50%, 12/15/13(a)                              265,000       278,663
-----------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Global Notes, 9.13%, 01/15/11(a)                350,000       379,750
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
REAL ESTATE-(CONTINUED)

Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%,
  05/01/09(a)                                  $  255,000   $   286,238
=======================================================================
                                                              2,058,076
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.15%

LNR Property Corp.-Series A, Sr. Sub. Global
  Notes, 7.25%, 10/15/13(a)                       130,000       146,250
=======================================================================

REGIONAL BANKS-0.20%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12(a)                              170,000       194,650
=======================================================================

RESTAURANTS-0.43%

Carrols Corp., Sr. Sub. Notes, 9.00%,
  01/15/13 (Acquired 12/09/04; Cost
  $70,000)(a)(c)(d)                                70,000        72,625
-----------------------------------------------------------------------
Landry's Restaurants, Inc., Sr. Notes, 7.50%,
  12/15/14 (Acquired 12/15/04; Cost
  $350,000)(a)(c)(d)                              350,000       348,250
=======================================================================
                                                                420,875
=======================================================================

SEMICONDUCTOR EQUIPMENT-0.13%

Amkor Technology, Inc., Sr. Unsec. Global
  Notes, 7.75%, 05/15/13(a)                       140,000       131,600
=======================================================================

SEMICONDUCTORS-1.40%

Advanced Micro Devices, Inc., Sr. Unsec.
  Notes, 7.75%, 11/01/12 (Acquired 10/22/04;
  Cost $340,000)(a)(c)(d)                         340,000       355,300
-----------------------------------------------------------------------
MagnaChip Semiconductor S.A./MagnaChip
  Semiconductor Finance Co.,
  Sr. Sec. Notes, 6.88%, 12/15/11
  (Acquired 12/16/04; cost $105,000)(a)(c)        105,000       108,938
-----------------------------------------------------------------------
  Sr. Sub. Notes, 8.00%, 12/15/14
  (Acquired 12/16/04; cost $70,000)(a)(c)          70,000        73,413
-----------------------------------------------------------------------
Viasystems Inc., Sr. Unsec. Sub. Global
  Notes, 10.50%, 01/15/11(a)                      835,000       830,825
=======================================================================
                                                              1,368,476
=======================================================================

SPECIALTY CHEMICALS-2.65%

BCP Caylux Holdings Luxembourg S.C.A.
  (Luxembourg), Sr. Sub. Notes, 9.63%,
  06/15/14 (Acquired 06/03/04; Cost
  $215,000)(a)(c)                                 215,000       242,681
-----------------------------------------------------------------------
HMP Equity Holdings Corp., Sr. Disc. Global
  Notes, 16.26%, 05/15/08(a)(b)(h)                200,000       132,500
-----------------------------------------------------------------------
Huntsman Advanced Materials LLC, Sr. Sec.
  Second Lien Notes, 11.00%, 07/15/10
  (Acquired 06/23/03; Cost $170,000)(a)(c)        170,000       203,363
-----------------------------------------------------------------------
Huntsman International LLC, Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/09(a)                515,000       568,431
-----------------------------------------------------------------------
Huntsman LLC, Sr. Unsec. Gtd. Global Notes,
  11.63%, 10/15/10(a)                             123,000       145,755
-----------------------------------------------------------------------
Nalco Co., Sr. Unsec. Sub. Global Notes,
  8.88%, 11/15/13(a)                              345,000       379,931
-----------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11(a)                       500,000       538,750
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
SPECIALTY CHEMICALS-(CONTINUED)

Rhodia S.A. (France), Sr. Unsec. Global
  Notes, 7.63%, 06/01/10(a)                    $  120,000   $   121,200
-----------------------------------------------------------------------
Westlake Chemical Corp., Sr. Unsec. Gtd.
  Global Notes, 8.75%, 07/15/11(a)                228,000       258,210
=======================================================================
                                                              2,590,821
=======================================================================

SPECIALTY STORES-1.66%

Boise Cascade LLC,
  Sr. Floating Rate Notes, 5.01%, 10/15/12
  (Acquired 10/15/04; Cost
  $70,000)(a)(c)(d)(e)                             70,000        72,975
-----------------------------------------------------------------------
  Sr. Sub. Notes, 7.13%, 10/15/14 (Acquired
  10/15/04; Cost $375,000)(a)(c)(d)               375,000       398,438
-----------------------------------------------------------------------
Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13(a)                                     170,000       183,600
-----------------------------------------------------------------------
Nebraska Book Co., Inc., Sr. Unsec. Sub.
  Global Notes, 8.63%, 03/15/12(a)                335,000       345,050
-----------------------------------------------------------------------
Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(a)                              380,000       406,600
-----------------------------------------------------------------------
Pep Boys (The)-Manny, Moe & Jack, Sr. Sub.
  Notes, 7.50%, 12/15/14(a)                       210,000       214,463
=======================================================================
                                                              1,621,126
=======================================================================

STEEL-0.35%

IPSCO, Inc. (Canada), Sr. Global Notes,
  8.75%, 06/01/13(a)                              235,000       271,425
-----------------------------------------------------------------------
Ryerson Tull, Inc., Sr. Notes, 8.25%,
  12/15/11 (Acquired 12/08/04; Cost
  $70,000)(a)(c)(d)                                70,000        71,400
=======================================================================
                                                                342,825
=======================================================================

TEXTILES-0.29%

INVISTA, Sr. Notes, 9.25%, 05/01/12 (Acquired
  06/17/04-07/20/04; Cost $253,563)(a)(c)         250,000       279,688
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-0.36%

United Rentals North America Inc., Sr. Unsec.
  Gtd. Global Notes, 6.50%, 02/15/12(a)           360,000       352,800
=======================================================================

TRUCKING-0.43%

Laidlaw International Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 06/15/11(a)               360,000       423,000
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-6.03%

AirGate PCS, Inc.,
  Sr. Sec. Floating Rate Notes, 5.85%,
  10/15/11 (Acquired 10/07/04; Cost
  $105,000)(a)(c)(d)(e)                           105,000       108,413
-----------------------------------------------------------------------
  Sr. Sec. Sub. Notes, 9.38%, 09/01/09(a)         181,300       196,257
-----------------------------------------------------------------------
Alamosa (Delaware), Inc., Sr. Unsec. Gtd.
  Disc. Notes, 12.00%, 07/31/09(a)                427,000       465,430
-----------------------------------------------------------------------
American Tower Corp.,
  Sr. Global Notes, 9.38%, 02/01/09(a)            115,000       121,038
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 7.13%, 10/15/12 (Acquired
  09/28/04; Cost $340,000)(a)(c)(d)               340,000       351,050
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Centennial Cellular Operating Co./Centennial
  Communications Corp., Sr. Unsec. Gtd.
  Global Notes, 10.13%, 06/15/13(a)            $  410,000   $   462,275
-----------------------------------------------------------------------
Crown Castle International Corp., Sr. Global
  Notes, 9.38%, 08/01/11(a)                       500,000       562,500
-----------------------------------------------------------------------
Dobson Communications Corp., Sr. Global
  Notes, 8.88%, 10/01/13(a)                       370,000       261,775
-----------------------------------------------------------------------
Innova S. de R.L. (Mexico), Unsec. Global
  Notes, 9.38%, 09/19/13(a)                       640,000       731,200
-----------------------------------------------------------------------
iPCS Escrow Co., Sr. Unsec. Notes, 11.50%,
  05/01/12
  (Acquired 04/22/04; cost $105,000)(a)(c)        105,000       119,963
-----------------------------------------------------------------------
Iwo Escrow Co.,
  Sr. Disc. Notes, 10.75%, 01/15/15 (Acquired
  12/14/04; Cost $300,000)(a)(b)(c)(d)            300,000       303,750
-----------------------------------------------------------------------
  Sr. Sec. Notes, 6.32%, 01/15/12 (Acquired
  12/14/04; Cost $147,715)(a)(c)(d)(e)            250,000       156,250
-----------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 5.95%, 03/15/14(a)                       330,000       344,025
-----------------------------------------------------------------------
Nextel Partners, Inc., Sr. Global Notes,
  8.13%, 07/01/11(a)                              250,000       278,750
-----------------------------------------------------------------------
Rural Cellular Corp., Sr. Unsec. Global
  Notes, 9.88%, 02/01/10(a)                       260,000       266,500
-----------------------------------------------------------------------
SBA Communications Corp., Sr. Notes, 8.50%,
  12/01/12 (Acquired 12/01/04; Cost
  $140,000)(a)(c)(d)                              140,000       143,500
-----------------------------------------------------------------------
SBA Telecommunications Inc./SBA
  Communications Corp., Sr. Unsec. Disc.
  Global Notes, 9.75%, 12/15/11(a)(b)             565,000       478,838
-----------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Notes, 9.88%,
  03/01/11 (Acquired 09/29/04; Cost
  $72,450)(a)(c)(d)                                70,000        78,750
-----------------------------------------------------------------------
US Unwired Inc.,
  Sr. Sec. Floating Rate Global Notes, 6.74%,
  06/15/10(a)(e)                                  190,000       197,600
-----------------------------------------------------------------------
  Series B, Sr. Sec. Second Priority Global
  Notes, 10.00%, 06/15/12(a)                       65,000        73,613
-----------------------------------------------------------------------
Western Wireless Corp., Sr. Unsec. Global
  Notes, 9.25%, 07/15/13(a)                       175,000       191,188
=======================================================================
                                                              5,892,665
=======================================================================
    Total Bonds & Notes (Cost $78,722,195)                   84,417,766
=======================================================================

                                                 SHARES

COMMON STOCKS & OTHER EQUITY INTERESTS-3.71%

ALTERNATIVE CARRIERS-0.00%

Netco Government Services Inc.-Wts., expiring
  03/01/05(a)(i)                                      900             0
=======================================================================

BROADCASTING & CABLE TV-0.02%

Ono Finance PLC (United Kingdom)-Wts.,
  expiring 05/31/09(d)                                550             0
-----------------------------------------------------------------------
XM Satellite Radio Inc.,-Wts., expiring
  03/15/10(a)(i)                                      230        19,794
=======================================================================
                                                                 19,794
=======================================================================


-----------------------------------------------------------------------
                                                              MARKET
                                                 SHARES        VALUE

CONSTRUCTION MATERIALS-0.00%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(a)(c)(d)(i)            220             0
=======================================================================

GENERAL MERCHANDISE STORES-0.00%

Travelcenters of America Inc.
  Wts., expiring 05/01/09
  (Acquired 01/29/01; Cost $0)(a)(c)(d)(i)            300         1,577
-----------------------------------------------------------------------
  Wts., expiring 05/01/09(a)(i)                       100           525
=======================================================================
                                                                  2,102
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.14%

McLeodUSA Inc.-Wts., expiring 04/16/07(i)           8,399         1,764
-----------------------------------------------------------------------
NTELOS Inc. (Acquired 04/10/03-09/10/03; Cost
  $1,612,500)(c)(d)(j)(k)                          78,903     1,700,360
-----------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  07/21/00-11/15/00; Cost $9,735)(c)(d)(i)(j)       1,050             0
-----------------------------------------------------------------------
Telewest Global, Inc.(k)                           21,941       385,723
=======================================================================
                                                              2,087,847
=======================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.49%

AES Trust VII-$3.00 Conv. Pfd.                      9,800       476,280
=======================================================================

PUBLISHING-0.37%

PRIMEDIA Inc.-Series D, 10.00% Pfd.(a)              3,660       362,340
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.69%

Alamosa Holdings, Inc.-Series B, $18.75 Conv.
  Pfd.(a)                                             349       331,545
-----------------------------------------------------------------------
American Tower Corp.-Wts., expiring 08/01/08
  (Acquired 01/22/03-04/29/03; Cost
  $46,375)(a)(c)(d)(i)                                735       185,502
-----------------------------------------------------------------------
Horizon PCS Inc.-Class A(k)                         1,963        48,584
-----------------------------------------------------------------------
Horizon PCS Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(a)(c)(d)(i)            500             0
-----------------------------------------------------------------------
iPCS, Inc.(k)                                       3,704       112,972
-----------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(a)(c)(d)(i)                      100             0
-----------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01-09/04/01; Cost
  $2,600)(a)(c)(d)(i)                                 240             0
-----------------------------------------------------------------------
UbiquiTel Operating Co.-Wts., expiring
  04/15/10 (Acquired 08/10/00; Cost
  $72,450)(a)(c)(d)(i)                                300             0
=======================================================================
                                                                678,603
=======================================================================
    Total Stocks & Other Equity Interests
      (Cost $3,110,848)                                       3,626,966
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT

BUNDLED SECURITIES-0.68%

Targeted Return Index Securities Trust-Series
  HY 2004-I, Sec. Bonds, 8.21%, 08/01/15
  (Acquired 12/01/04; Cost $656,352) (Cost
  $656,085)(a)(c)                              $  605,465       663,422
=======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL
                                                 AMOUNT

MONEY MARKET FUNDS-7.81%

Liquid Assets Portfolio-Institutional
  Class(l)                                      3,812,208   $ 3,812,208
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(l)     3,812,208     3,812,208
=======================================================================
    Total Money Market Funds (Cost
      $7,624,416)                                             7,624,416
=======================================================================
TOTAL INVESTMENTS-98.63% (Cost $90,113,544)                  96,332,570
=======================================================================
OTHER ASSETS LESS LIABILITIES-1.37%                           1,340,744
=======================================================================
NET ASSETS-100.00%                                          $97,673,314
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Conv.   - Convertible
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
PIK     - Payment in Kind
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $85,982,466, which represented 88.26% of the Fund's Total Investments. See Note 1A.
(b) Discounted noted at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $20,580,621, which represented 21.07% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $10,945,041, which represented 11.36% of the Fund's Net Assets.
(e) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(f) Defaulted security. Adelphia Communications Corp. has filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Pegasus Communications Corp. and Mirant Americas Generation, LLC are in default with respect to interest payments. The aggregate market value of these securities at December 31, 2004 was $2,529,163, which represented 2.62% of the Fund's Total Investments.
(g) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2004.
(h) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 2004 was $1,700,360, which represented 1.76% of the Fund's Total Investments. See Note 1A.
(k) Non-income producing security.
(l) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost $82,489,128)  $ 88,708,154
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $7,624,416)                                 7,624,416
=============================================================
    Total investments (cost $90,113,544)           96,332,570
=============================================================
Receivables for:
  Investments sold                                     90,676
-------------------------------------------------------------
  Fund shares sold                                    111,151
-------------------------------------------------------------
  Dividends and interest                            1,623,960
-------------------------------------------------------------
  Investments matured                                 128,925
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 36,948
=============================================================
    Total assets                                   98,324,230
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               447,715
-------------------------------------------------------------
  Fund shares reacquired                               41,875
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              39,123
-------------------------------------------------------------
Accrued administrative services fees                  121,554
-------------------------------------------------------------
Accrued distribution fees -- Series II                    531
-------------------------------------------------------------
Accrued operating expenses                                118
=============================================================
    Total liabilities                                 650,916
=============================================================
Net assets applicable to shares outstanding      $ 97,673,314
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $124,932,451
-------------------------------------------------------------
Undistributed net investment income                 5,100,995
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies    (38,579,158)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                        6,219,026
=============================================================
                                                 $ 97,673,314
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 96,601,767
_____________________________________________________________
=============================================================
Series II                                        $  1,071,547
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           14,973,146
_____________________________________________________________
=============================================================
Series II                                             166,712
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       6.45
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       6.43
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                          $5,742,016
------------------------------------------------------------
Dividends                                             75,934
------------------------------------------------------------
Dividends from affiliated money market funds          53,733
============================================================
    Total investment income                        5,871,683
============================================================

EXPENSES:

Advisory fees                                        468,562
------------------------------------------------------------
Administrative services fees                         223,282
------------------------------------------------------------
Custodian fees                                        14,976
------------------------------------------------------------
Distribution fees--Series II                           2,525
------------------------------------------------------------
Transfer agent fees                                    6,870
------------------------------------------------------------
Trustees' fees and retirement benefits                12,917
------------------------------------------------------------
Other                                                 52,488
============================================================
    Total expenses                                   781,620
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (1,218)
============================================================
    Net expenses                                     780,402
============================================================
Net investment income                              5,091,281
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                            2,130,490
------------------------------------------------------------
  Foreign currencies                                   2,731
------------------------------------------------------------
  Net realized gain from investment securities
    and foreign currencies                         2,133,221
============================================================
Net increase from payments by affiliates -- See
  Note 2                                             181,288
============================================================
                                                   2,314,509
============================================================
Change in net unrealized appreciation of
  investment securities                            1,307,985
============================================================
Net gain from investment securities and foreign
  currencies                                       3,622,494
============================================================
Net increase in net assets resulting from
  operations                                      $8,713,775
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 5,091,281    $ 2,784,123
----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  2,133,221        690,170
----------------------------------------------------------------------------------------
  Net increase from payments by affiliates                        181,288             --
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  1,307,985      4,478,128
========================================================================================
    Net increase in net assets resulting from operations        8,713,775      7,952,421
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (2,776,287)    (2,487,542)
----------------------------------------------------------------------------------------
  Series II                                                       (29,451)       (82,493)
========================================================================================
    Decrease in net assets resulting from distributions        (2,805,738)    (2,570,035)
========================================================================================
Share transactions-net:
  Series I                                                     53,510,274      6,969,192
----------------------------------------------------------------------------------------
  Series II                                                      (263,138)     1,040,595
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              53,247,136      8,009,787
========================================================================================
    Net increase in net assets                                 59,155,173     13,392,173
========================================================================================

NET ASSETS:

  Beginning of year                                            38,518,141     25,125,968
========================================================================================
  End of year (including undistributed net investment income
    of $5,100,995 and $2,757,882, respectively).              $97,673,314    $38,518,141
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.
                            AIM V.I. HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on

                            AIM V.I. HIGH YIELD FUND
     historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.05% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Prior to April 30, 2004, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed above) of each Series to 1.30%
                            AIM V.I. HIGH YIELD FUND
of average daily net assets, through April 30, 2005. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees $623.

    For the year ended December 31, 2004 the advisor reimbursed the Fund for the economic loss of $181,288 for security rights that expired with value in error.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $109 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $223,282, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $6,870.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.20% of average daily net assets through April 30, 2006. Prior to April 30, 2004, AIM Distributors had agreed to limit the total operating expenses of Series II (excluding items (ii) through (vii)) to 1.45% of average daily net assets. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $2,040 after AIM Distributors waived Plan fees of $485.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class            $ 60,062        $27,541,187       $(23,789,041)         $   --         $3,812,208       $26,913       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class              60,062         27,541,187        (23,789,041)             --          3,812,208        26,820           --
==================================================================================================================================
  Total            $120,124        $55,082,374       $(47,578,082)         $   --         $7,624,416       $53,733       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $307,312 and $0, respectively.

                            AIM V.I. HIGH YIELD FUND

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $1 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,767 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $2,805,738    $2,570,035
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed ordinary income                                 $  5,158,818
--------------------------------------------------------------------------
Unrealized appreciation -- investments                           6,051,209
--------------------------------------------------------------------------
Temporary book/tax differences                                     (46,381)
--------------------------------------------------------------------------
Capital loss carryforward                                      (38,422,783)
--------------------------------------------------------------------------
Shares of beneficial interest                                  124,932,451
==========================================================================
Total net assets                                              $ 97,673,314
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and market discount amortization on defaulted securities.
                            AIM V.I. HIGH YIELD FUND

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $29,929,243 of capital loss carryforward in the fiscal year ended December 31, 2005.

    The Fund utilized $2,084,308 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
                         EXPIRATION                             CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2008                                                $ 8,748,094
-----------------------------------------------------------------------------
December 31, 2009                                                 16,522,906
-----------------------------------------------------------------------------
December 31, 2010                                                 13,151,783
=============================================================================
Total capital loss carryforward                                  $38,422,783
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $83,161,268 and $62,472,898, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Adelphia Communications Corp., which is in default with respect to the principal payments on $135,000 par value, Series B Senior Unsecured Notes, 9.25%, which was due October 1, 2002. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees. Unrealized appreciation (depreciation) at December 31, 2004 was $(844).

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $6,643,833
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (592,624)
==============================================================================
Net unrealized appreciation of investment securities               $6,051,209
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $90,281,361.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of defaulted bonds, capital loss limitation adjustments and foreign currency transactions, on December 31, 2004, undistributed net investment income (loss) was increased by $61,827, undistributed net realized gain (loss) was increased by $5,620,106 and shares of beneficial interest decreased by $5,681,933. Further, as a result of tax deferrals acquired in the reorganization of INVESCO VIF-High Yield Fund into the Fund, undistributed net investment income (loss) was decreased by $4,257, undistributed net realized gain (loss) was decreased by $29,311,925 and shares of beneficial interest increased by $29,316,182. These reclassifications had no effect on the net assets of the Fund.

                            AIM V.I. HIGH YIELD FUND

NOTE 11--SHARE INFORMATION

                                          CHANGES IN SHARES OUTSTANDING(a)
---------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                         2004                         2003
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     5,704,960    $ 34,991,504     2,368,232    $13,235,321
---------------------------------------------------------------------------------------------------------------------
  Series II                                                      124,654         756,371       794,876      4,628,346
=====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       431,771       2,776,287       421,618      2,487,541
---------------------------------------------------------------------------------------------------------------------
  Series II                                                        4,595          29,451        14,029         82,493
=====================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                     8,775,266      53,609,175            --             --
=====================================================================================================================
Reacquired:
  Series I                                                    (6,180,602)    (37,866,692)   (1,546,778)    (8,753,670)
---------------------------------------------------------------------------------------------------------------------
  Series II                                                     (172,631)     (1,048,960)     (627,307)    (3,670,244)
=====================================================================================================================
                                                               8,688,013    $ 53,247,136     1,424,670    $ 8,009,787
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) There are six entities that are record owners of more than 5% of the outstanding shares of the Fund and in aggregate they own 80% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with those entities, whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related in the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all of any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) As of the opening of business on April 30, 2004, the Fund acquired all of the net assets of INVESCO VIF-High Yield Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 9, 2003 and INVESCO VIF-High Yield shareholders on April 2, 2004. The acquisition was accomplished by a tax-free exchange of 8,775,266 shares of the Fund for 7,477,946 shares of INVESCO VIF-High Yield Fund outstanding as of the close of business on April 29, 2004. INVESCO VIF-High Yield Fund's net assets at that date of $53,609,175 including $2,226,098 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $39,413,181.

                            AIM V.I. HIGH YIELD FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                               2004          2003       2002        2001        2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  5.97       $  5.00    $  5.31    $    6.35    $  9.02
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.42(a)       0.49(a)    0.51(a)      0.70(b)    0.91
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.23          0.91      (0.82)       (1.01)     (2.64)
----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                       0.02            --         --           --         --
======================================================================================================================
    Total from investment operations                             0.67          1.40      (0.31)       (0.31)     (1.73)
======================================================================================================================
Less dividends from net investment income                       (0.19)        (0.43)        --        (0.73)     (0.94)
======================================================================================================================
Net asset value, end of period                                $  6.45       $  5.97    $  5.00    $    5.31    $  6.35
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(c)                                                 11.25%(d)     28.04%     (5.84)%      (4.85)%   (19.14)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $96,602       $37,267    $24,984    $  28,799    $26,151
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                          1.04%(e)      1.20%      1.30%        1.21%(f)    1.13%(f)
======================================================================================================================
Ratio of net investment income to average net assets             6.79%(e)      8.54%     10.20%       11.39%(b)   11.44%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                           131%          101%        74%          64%        72%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value in error. Total return before reimbursement by the advisor was 10.90%.
(e) Ratios are based on average daily net assets of $73,959,966.
(f) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.29% and 1.19% for the years ended December 31, 2001 and 2000, respectively.

                            AIM V.I. HIGH YIELD FUND

                                                                            SERIES II
                                                              -------------------------------------
                                                                                     MARCH 26, 2002
                                                                  YEAR ENDED          (DATE SALES
                                                                 DECEMBER 31,        COMMENCED) TO
                                                              -------------------     DECEMBER 31,
                                                               2004         2003          2002
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 5.95       $ 4.99        $ 5.27
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.41(a)      0.49(a)       0.38(a)
---------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.24         0.90         (0.66)
---------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                      0.01           --            --
---------------------------------------------------------------------------------------------------
    Total from investment operations                            0.66         1.39         (0.28)
===================================================================================================
Less distributions:
  Dividends from net investment income                         (0.18)       (0.43)           --
===================================================================================================
Net asset value, end of period                                $ 6.43       $ 5.95        $ 4.99
___________________________________________________________________________________________________
===================================================================================================
Total return(b)                                                11.14%(c)    27.89%        (5.31)%
___________________________________________________________________________________________________
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,072       $1,251        $  142
___________________________________________________________________________________________________
===================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.24%(d)     1.45%         1.45%(e)
---------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.29%(d)     1.45%         1.55%(e)
===================================================================================================
Ratio of net investment income to average net assets            6.59%(d)     8.29%        10.05%(e)
___________________________________________________________________________________________________
===================================================================================================
Portfolio turnover rate(f)                                       131%         101%           74%
___________________________________________________________________________________________________
===================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns are not annualized and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value in error. Total return before reimbursement by the advisor was 10.96%
(d)  Ratios are based on average daily net assets of $1,009,909.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by

                            AIM V.I. HIGH YIELD FUND
the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal

                            AIM V.I. HIGH YIELD FUND

Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                            AIM V.I. HIGH YIELD FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                            AIM V.I. HIGH YIELD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. High Yield Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                            AIM V.I. HIGH YIELD FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. High Yield Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                     WITHHOLDING
      TRUSTEES/MATTER                                VOTES FOR        AUTHORITY
--------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  485,251,764     20,583,220
      Frank S. Bayley..............................  485,193,740     20,641,244
      James T. Bunch...............................  485,846,832     19,988,152
      Bruce L. Crockett............................  485,356,560     20,478,424
      Albert R. Dowden.............................  485,381,238     20,453,746
      Edward K. Dunn, Jr. .........................  484,642,618     21,192,366
      Jack M. Fields...............................  485,417,523     20,417,461
      Carl Frischling..............................  484,781,819     21,053,165
      Robert H. Graham.............................  485,247,575     20,587,409
      Gerald J. Lewis..............................  484,388,317     21,446,667
      Prema Mathai-Davis...........................  484,212,736     21,622,248
      Lewis F. Pennock.............................  485,257,174     20,577,810
      Ruth H. Quigley..............................  483,391,857     22,443,127
      Louis S. Sklar...............................  484,592,297     21,242,687
      Larry Soll, Ph.D. ...........................  484,654,198     21,180,786
      Mark H. Williamson...........................  484,890,948     20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                            AIM V.I. HIGH YIELD FUND

TRUSTEES AND OFFICERS

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                            AIM V.I. HIGH YIELD FUND

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------


   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director, Chief Fixed Income      N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President and
                                                      Senior Portfolio Manager, INVESCO
                                                      Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President,
                                                      Director of Sector Management and Senior
                                                      Portfolio Manager, INVESCO Institutional
                                                      (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. (See footnote (4)
                                                      below.)
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.

(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA
                                                       Houston, TX 77046-1173   19103-3659
COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Foley & Lardner LLP                                    AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 3.75% is eligible for the dividends received deduction for corporations.
                            AIM V.I. HIGH YIELD FUND

                                              AIM V.I. INTERNATIONAL GROWTH FUND
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS

                                     AIM V.I. INTERNATIONAL GROWTH FUND seeks to
                                            provide long-term growth of capital.

Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A
CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE
PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
BEFORE INVESTING.
===================================================

===================================================         YOUR GOALS. OUR SOLUTIONS.           [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE          --Registered Trademark--                  --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                   AIM V.I. INTERNATIONAL GROWTH FUND

It was another banner year for               prices. Therefore, we look for certain        strategy and is underscored by the
international markets. For the second        attributes in companies when selecting        fund's performance during the reporting
consecutive year, foreign markets            stocks for the fund. We focus on              period.
produced double-digits gains. In             companies with accelerating earnings and
addition, 2004 proved to be the third        revenues, strong cash flow generation            Foreign mid-cap stocks continued to
year in a row that foreign markets           and high return on invested capital           outperform their large-cap peers during
outperformed their U.S. counterparts.        which also have reasonable valuations.        the reporting period. The fund's
                                             Conversely, we might sell a position if       multi-cap philosophy--we have the
=======================================      a company's earnings outlook                  flexibility to invest in all
FUND VS. INDEXES                             deteriorates.                                 capitalization levels--helped the fund's
                                                                                           relative performance as we had greater
Total returns, 12/31/03-12/31/04,               We select investments on a                 exposure to mid-cap stocks than the MSCI
excluding variable product issuer            stock-by-stock basis. This means we           EAFE Growth Index.
charges. If variable product issuer          follow a bottom-up investment approach,
charges were included, returns would         focusing on individual stocks, not               European markets produced some of the
be lower.                                    sector or country trends. Another             best regional returns over the period.
                                             important component of our investment         In fact, of the 16 countries that
Series I Shares                  24.00%      strategy is that we do not hedge              comprise the MSCI Europe Index, all
                                             currencies. We believe foreign currency       posted positive returns on a
Series II Shares                 23.70       exposure increases the diversification        dollar denominated basis. On a regional
                                             benefit of international investing.           basis, European stocks contributed the
MSCI EAFE                                                                                  most to fund performance. Although we
 Index                                                                                     had less exposure to European stocks
(Broad Market Index)             20.25       MARKET CONDITIONS AND YOUR FUND               compared to our style-specific index,
                                                                                           the fund posted a higher regional
MSCI EAFE Growth Index                       During the fiscal year, foreign markets       return. We attribute this outperformance
(Style-specific Index)           16.12       generally outperformed domestic markets       to our bottom-up investment strategy as
                                             by approximately a 2 to 1 margin. Beyond      it was strong stock selection that led
Lipper International Fund                    generally higher prices for foreign           to our higher return.
Index (Peer Group Index)         18.60       stocks, the market's focus changed in
                                             2004. For instance, during much of 2003,         Our underweight exposure to Europe
Source: Lipper, Inc.                         distressed or highly leveraged companies      was not indicative of our lack of faith
=======================================      were in favor. That sentiment reversed        in the region. Rather, we found
                                             in 2004 as stocks with strong earnings,       attractive opportunities in other
As the table above illustrates, the fund     cash flow and reasonable valuations were      countries, including Canada and Mexico.
outperformed all of its benchmarks for       rewarded by the market. This environment      Higher commodity prices helped boost
the year. We attribute the fund's higher     clearly fits with our investment              economies and stock markets in both of
return to several factors including                                                        these countries. As mentioned earlier,
strong stock selection and our exposure                                                    our exposure to stocks in these
to stocks in Canada and Mexico,                                                            countries gave the fund a competitive
countries not represented in our broad                                                     edge as these countries are not included
market or style-specific benchmarks.                                                       in some of the fund's benchmarks.

HOW WE INVEST                                                                                 Mexico's America Movil, a leading
                                                                                           wireless operator in Latin America,
Our investment strategy is based on the                                                    illustrates why we
principle that strong earnings can drive
stock


===================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 COUNTRIES*                             TOP 10 EQUITY HOLDINGS*
-----------------------------------------------------------------------------------------------------------------------------------
By sector                                     1. Japan                       15.6%          1. Total S.A. (France)             2.0%
                                              2. United Kingdom              15.6           2. Eni S.p.A. (Italy)              1.9
 1. Financials                    20.2%       3. France                       9.5           3. Infosys Technologies Ltd.
 2. Consumer Discretionary        17.4        4. Switzerland                  6.1              (India)                         1.8
 3. Information Technology        10.1        5. Canada                       6.1           4. Tesco PLC (United Kingdom)      1.8
 4. Consumer Staples              10.1        6. Italy                        4.7           5. Reckitt Benckiser PLC
 5. Industrials                    8.8        7. Australia                    3.1              (United Kingdom)                1.8
 6. Energy                         7.6        8. Ireland                      3.1           6. Imperial Tobacco Group PLC
 7. Telecommunication Services     6.4        9. Germany                      2.9              (United Kingdom)                1.8
 8. Health Care                    6.0       10. Mexico                       2.6           7. Syngenta A.G. (Switzerland)     1.8
 9. Materials                      5.4                                                      8. Anglo Irish Bank Corp. PLC      1.7
10. Utilities                      0.5                                                         (Ireland)
    Money Markets Funds Plus Other                                                          9. Vodafone Group PLC
    Assets Less Liabilities        7.5                                                         (United Kingdom)                1.7
                                                                                           10. Hoya Corp. (Japan)              1.6

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.
===================================================================================================================================

                                                                                                 AIM V.I. INTERNATIONAL GROWTH FUND

feel we can find attractive                  time fund holding Taiwan Semiconductor's      The views and opinions expressed in
opportunities outside the benchmark and      share price declined amid a sell-off of       Management's Discussion of Fund
what we look for in a company. America       semiconductor stocks. However, third          Performance are those of A I M Advisors,
Movil has strong earnings growth             quarter 2004 results for the company          Inc. These views and opinions are
potential and a long history of              proved strong--beating many analysts          subject to change at any time based on
management delivering strong results--       expectations--and we continued to own         factors such as market and economic
often positive earnings revisions.           the stock.                                    conditions. These views and opinions may
                                                                                           not be relied upon as investment advice
   Asia/Pacific Rim markets posted              Another detractor was Philips              or recommendations, or as an offer for a
strong returns for the year, despite a       Electronics, a Dutch conglomerate that        particular security. The information is
tech sell-off in the summer. Backed by       makes consumer electronics and                not a complete analysis of every aspect
strong export growth and domestic            appliances. The stock had good momentum       of any market, country, industry,
demand, Australian stocks set new highs.     at the start of the year but continual        security or the fund. Statements of fact
Meanwhile, China continued its efforts       restructuring as well as downside             are from sources considered reliable,
to slow its economy through a variety of     pressures from the semiconductor              but A I M Advisors, Inc. makes no
measures including an interest rate hike     sell-off made us reconsider the stock.        representation or warranty as to their
of 27 basis points (0.27%). China's          We lost conviction in the name and sold       completeness or accuracy. Although
cooling efforts had a negative impact on     the position.                                 historical performance is no guarantee
some trading partners, particularly                                                        of future results, these insights may
Japan.                                          Foreign exchange proved quite              help you understand our investment
                                             favorable for the fund. As mentioned          management philosophy.
   After rising with little interruption     earlier, we don't hedge currencies so
since mid-2003, Japanese markets fell in     strong foreign currency appreciation                              CLAS G. OLSSON,
the second quarter amid concerns over        helped boost fund returns. During the                             senior portfolio
the country's oil dependence and a           fiscal year, the euro hit an all-time               [OLSSON       manager, is co-lead
slowing rate of economic expansion.          high against the U.S. dollar. Meanwhile,             PHOTO]       manager of AIM V.I.
Japanese markets recovered to post gains     the Canadian dollar, British pound,                               International Growth
for the year. Our exposure to India, and     Australian dollar and Japanese yen also                           Fund. Mr. Olsson
particularly in fund holding Infosys         appreciated.                                  joined AIM in 1994. Mr. Olsson became a
Technologies, added to fund returns.                                                       commissioned naval officer at the Royal
Infosys is another example of a stock        IN CLOSING                                    Swedish Naval Academy in 1988. He also
that fits our investment strategy as the                                                   received a B.B.A. from The University of
company has growing earnings momentum        Despite foreign market outperformance,        Texas at Austin.
and significant free cash flow. The          international stocks continue to trade
company also announced it would pay a        at a discount to the U.S. market on both                          BARRETT K. SIDES,
cash dividend which is not the norm for      a price-to-earnings and                                           senior portfolio
a technology company.                        price-to-cash-flow valuation basis.                 [SIDES        manager, is co-lead
                                             Therefore, we can easily find reasonably            PHOTO]        manager of AIM V.I.
   Given our performance for the year,       priced stocks that fit the fund's                                 International Growth
we have few detractors to report. Our        investment strategy. We are pleased to                            Fund. He joined AIM
five worst performing stocks for the         report another strong year for foreign        in 1990. Mr. Sides graduated with a B.S.
period all had relatively low weights in     markets and to provide shareholders           in economics from Bucknell University.
the portfolio. Long-                         double-digit gains for the fiscal year.       He also received a master's in
                                                                                           international business from the
                                                                                           University of St. Thomas.
PRINCIPAL RISKS OF INVESTING IN THE FUND
                                                                                                               SHUXIN CAO,
International investing presents certain risks not associated with investing                                   Chartered Financial
solely in the United States. These include risks relating to fluctuations in the                 [CAO          Analyst, portfolio
value of the U.S. dollar relative to the values of other currencies, the custody                 PHOTO]        manager, is a
arrangements made for the fund's foreign holdings, differences in accounting,                                  manager of AIM V.I.
political risks and the lesser degree of public information required to be                                     International Growth
provided by non-U.S. companies.                                                            Fund. He joined AIM in 1997. Mr. Cao
                                                                                           graduated from Tianjin Foreign Language
   Investing in emerging markets involves greater risk and potential reward than           Institute with a B.A. in English. He
investing in more established markets.                                                     also received an M.B.A. from Texas A&M
=====================================================================================      University and is a Certified Public
                                                                                           Accountant.
TOTAL NET ASSETS                                                       $368.1 MILLION

TOTAL NUMBER OF HOLDINGS*                                                         110                          JASON T. HOLZER,
=====================================================================================                          Chartered Financial
                                                                                                [HOLZER        Analyst, senior
                                                                                                PHOTO]         portfolio manager,
                                                                                                               is a manager of AIM
                                                                                                               V.I. International
                                                                                           Growth Fund. He joined AIM in 1996. He
                                                                                           received a B.A. in quantitative
                                                                                           economics and an M.S. in
                                                                                           engineering-economic systems from
                                                                                           Stanford University.

                                                                                           Assisted by Asia/Latin America Team and
                                                                                           Europe/Canada Team

                                                                                                    [RIGHT ARROW GRAPHIC]

                                                                                           FOR FURTHER INFORMATION ON YOUR FUND,
                                                                                           ITS EXPENSES AND ITS LONG-TERM
                                                                                           PERFORMANCE, PLEASE TURN THE PAGE.

CALCULATING YOUR ONGOING FUND EXPENSES                                                           AIM V.I. INTERNATIONAL GROWTH FUND

EXAMPLE                                      ACTUAL EXPENSES                               actual expense ratio and an assumed
                                                                                           rate of return of 5% per year before
As a shareholder of the fund, you incur      The table below provides information          expenses, which is not the fund's
ongoing costs including management fees,     about actual account values and actual        actual return. The hypothetical account
distribution and/or service fees (12b-1)     expenses. You may use the information in      values and expenses may not be used to
and other fund expenses. This example is     this table, together with the amount you      estimate your actual ending account
intended to help you understand your         invested, to estimate the expenses that       balance or expenses you paid for the
ongoing costs (in dollars) of investing      you paid over the period. Simply divide       period. You may use this information to
in the fund and to compare these costs       your account value by $1,000 (for             compare the ongoing costs of investing
with ongoing costs of investing in other     example, an $8,600 account value divided      in the fund and other funds. To do so,
mutual funds. The example is based on an     by $1,000 = 8.6), then multiply the           compare this 5% hypothetical example
investment of $1,000 invested at the         result by the number in the table under       with the 5% hypothetical examples that
beginning of the period and held for the     the heading entitled "Actual Expenses         appear in the shareholder reports of the
entire period, July 1, 2004-December 31,     Paid During Period" to estimate the           other funds.
2004.                                        expenses you paid on your account during
                                             this period.                                     Please note that the expenses shown
   The actual and hypothetical expenses                                                    in the table are meant to highlight your
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR                      ongoing costs only. Therefore, the
the effect of any fees or other expenses     COMPARISON PURPOSES                           hypothetical information is useful in
assessed in connection with a variable                                                     comparing ongoing costs only, and will
product; if they did, the expenses shown     The table below also provides                 not help you determine the relative
would be higher while the ending account     information about hypothetical account        total costs of owning different funds.
values shown would be lower.                 values and hypothetical expenses based
                                             on the fund's



====================================================================================================================================
                                                               ACTUAL                                HYPOTHETICAL
                                                                                           (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT          ENDING ACCOUNT            EXPENSES        ENDING ACCOUNT             EXPENSES
    SHARE                  VALUE                     VALUE               PAID DURING           VALUE               PAID DURING
    CLASS                (7/1/04)                 (12/31/04)(1)           PERIOD(2)         (12/31/04)               PERIOD(2)
   Series I             $1,000.00                  $1,167.30                $6.27           $1,019.36                 $5.84
   Series II             1,000.00                   1,165.50                 7.62            1,018.10                  7.10


(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1,
2004, to December 31, 2004, was 16.73% and 16.55% for Series I and Series II shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.15% and 1.40% for Series I and Series II shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

                                                                                                 AIM V.I. INTERNATIONAL GROWTH FUND
YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            ======================================================================================
comparable future results.
                                             RESULTS OF A $10,000 INVESTMENT
In evaluating this chart, please note
that the chart uses a logarithmic scale      12/31/94-12/31/04
along the vertical axis (the value
scale). This means that each scale                                         [MOUNTAIN CHART]
increment always represents the same
percent change in price; in a linear         DATE       AIM V.I. INTERNATIONAL    LIPPER INTERNATIONAL     MSCI EAFE      MSCI EAFE
chart each scale increment always                        GROWTH FUND-SERIES I          FUND INDEX         GROWTH INDEX      INDEX
represents the same absolute change in       12/94             $10000                    $10000             $10000         $10000
price. In this example, the scale             3/95              10035                      9751              10217          10186
increment between $5,000 and $10,000 is       6/95              10832                     10248              10328          10260
the same as that between $10,000 and          9/95              11398                     10807              10765          10688
$20,000. In a linear chart, the latter       12/95              11725                     11002              11138          11121
scale increment would be twice as large.      3/96              12506                     11487              11452          11442
The benefit of using a logarithmic scale      6/96              13253                     11956              11525          11623
is that it better illustrates                 9/96              13279                     11965              11468          11609
performance during the early years           12/96              14077                     12590              11523          11793
depicted in the chart before reinvested       3/97              14111                     12901              11280          11609
distributions and compounding create the      6/97              15721                     14346              12764          13115
potential for the original investment to      9/97              16271                     14620              12859          13023
grow to very large numbers. Had the          12/97              15054                     13502              11766          12003
chart used a linear scale along its           3/98              17216                     15505              13291          13769
vertical axis, you would not be able to       6/98              17884                     15637              13514          13915
see as clearly the movements in the           9/98              15414                     13170              11776          11937
value of the fund and the indexes during     12/98              17387                     15212              14379          14403
the early years depicted. We use a            3/99              17139                     15407              14174          14604
logarithmic scale in financial reports        6/99              18158                     16262              14227          14975
of funds that have more than five years       9/99              18999                     16810              14813          15632
of performance history.                      12/99              26957                     20967              18614          18287
                                              3/00              26734                     21096              18889          18268
=======================================       6/00              24025                     20105              17139          17544
AVERAGE ANNUAL TOTAL RETURNS                  9/00              22350                     18630              15161          16129
                                             12/00              19834                     17881              14051          15696
As of 12/31/04                                3/01              16542                     15548              11717          13544
                                              6/01              16975                     15640              11432          13403
SERIES I SHARES                               9/01              14480                     13301               9639          11527
10 Years                          7.43%      12/01              15167                     14425              10598          12330
 5 Years                         -5.35        3/02              15380                     14779              10595          12450
 1 Year                          24.00        6/02              15258                     14499              10351          12130
                                              9/02              12237                     11656               8377           9737
SERIES II SHARES                             12/02              12789                     12430               8899          10365
10 Years                          7.15%       3/03              11981                     11336               8189           9514
 5 Years                         -5.61        6/03              13793                     13571               9521          11347
 1 Year                          23.70        9/03              14448                     14642              10155          12269
=======================================      12/03              16507                     16904              11746          14364
                                              3/04              17463                     17748              12212          14987
Returns since the inception date of           6/04              17536                     17556              12037          15020
Series II shares are historical. All          9/04              17782                     17526              11846          14978
other returns are the blended returns of     12/04             $20468                    $20047             $13640         $17273
the historical performance of the fund's
Series II shares since their inception                                                                      Source: Lipper, Inc.
and the restated historical performance      ======================================================================================
of the fund's Series I shares (for
periods prior to inception of the Series     comparable future results; current            Trademark--, which represents the
II shares) adjusted to reflect the           performance may be lower or higher.           performance of foreign stocks tracked by
higher Rule 12b-1 fees applicable to the     Please contact your variable product          Morgan Stanley Capital International.
Series II shares. The inception date of      issuer or financial advisor for the most      The Growth portion measures performance
the fund's Series II shares is 9/19/01.      recent month-end variable product             of companies with higher price/earnings
The Series I and Series II shares invest     performance. Performance figures reflect      ratios and higher forecasted growth
in the same portfolio of securities and      fund expenses, reinvested distributions       values.
will have substantially similar              and changes in net asset value.
performance, except to the extent that       Investment return and principal value            The unmanaged MSCI Europe Index is a
expenses borne by each class differ.         will fluctuate so that you may have a         group of European securities tracked by
                                             gain or loss when you sell shares.            Morgan Stanley Capital International.
   The performance data quoted represent
past performance and cannot guarantee        AIM V.I. International Growth Fund, a            The fund is not managed to track the
                                             series portfolio of AIM Variable              performance of any particular index,
                                             Insurance Funds, is currently offered         including the indexes defined here, and
                                             through insurance companies issuing           consequently, the performance of the
                                             variable products. You cannot purchase        fund may deviate significantly from the
                                             shares of the fund directly. Performance      performance of the indexes.
                                             figures given represent the fund and are
                                             not intended to reflect actual variable          A direct investment cannot be made
                                             product values. They do not reflect           in an index. Unless otherwise indicated,
                                             sales charges, expenses and fees              index results include reinvested
                                             assessed in connection with a variable        dividends, and they do not reflect sales
                                             product. Sales charges, expenses and          charges. Performance of an index of
                                             fees, which are determined by the             funds reflects fund expenses;
                                             variable product issuers, will vary and       performance of a market index does not.
                                             will lower the total return.*
                                                                                           OTHER INFORMATION
                                             ABOUT INDEXES USED IN THIS REPORT
                                                                                           The returns shown in the Management's
                                             The unmanaged MSCI Europe, Australasia        Discussion of Fund Performance are based
                                             and the Far East Index (the MSCI              on net asset values calculated for
                                             EAFE--Registered Trademark--) is a group      shareholder transactions. Generally
                                             of foreign securities tracked by Morgan       accepted accounting principles require
                                             Stanley Capital International.                adjustments to be made to the net assets
                                                                                           of the fund at period end for financial
                                                The unmanaged Lipper International         reporting purposes, and as such, the net
                                             Fund Index represents an average of the       asset values for shareholder
                                             30 largest international funds tracked        transactions and the returns based on
                                             by Lipper, Inc., an independent mutual        those net asset values may differ from
                                             fund performance monitor, and is              the net asset values and returns
                                             considered representative of                  reported in the Financial Highlights.
                                             international stocks.
                                                                                              Industry classifications used in this
                                                The unmanaged MSCI Europe,                 report are generally according to the
                                             Australasia and the Far East (the MSCI        Global Industry Classification Standard,
                                             EAFE--Registered Trademark--) Growth          which was developed by and is the
                                             Index is a subset of the unmanaged            exclusive property and a service mark of
                                             MSCI EAFE--Registered                         Morgan Stanley Capital International
                                                                                           Inc. and Standard & Poor's.



*Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

                                        5                             VIIGR-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-92.43%

AUSTRALIA-3.12%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)                                       390,900   $  4,682,129
-------------------------------------------------------------------------
Coca-Cola Amatil Ltd. (Soft Drinks)(a)(b)          363,000      2,311,147
-------------------------------------------------------------------------
Promina Group Ltd. (Property & Casualty
  Insurance) (Acquired 05/12/03-08/19/04;
  Cost $1,123,132)(a)(c)                           546,700      2,314,959
-------------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)(a)(b)                                 181,500      2,185,548
=========================================================================
                                                               11,493,783
_________________________________________________________________________
=========================================================================

AUSTRIA-0.61%

Erste Bank der oesterreichischen Sparkassen
  A.G. (Diversified Banks)                          42,300      2,255,032
=========================================================================

BELGIUM-1.14%

Algemene Maatschappij voor Nijverheidskredit
  N.V. (Diversified Banks)(a)                       23,100      2,359,052
-------------------------------------------------------------------------
KBC Bankverzekerings Holding (Diversified
  Banks)(a)                                         24,000      1,835,542
=========================================================================
                                                                4,194,594
=========================================================================

BERMUDA-0.64%

Esprit Holdings Ltd. (Apparel Retail)(a)           391,500      2,366,204
=========================================================================

BRAZIL-0.71%

Companhia de Bebidas das Americas-ADR
  (Brewers)                                         92,300      2,614,859
=========================================================================

CANADA-6.08%

Canadian National Railway Co. (Railroads)           51,650      3,140,213
-------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                         43,200      1,842,160
-------------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration &
  Production)                                       39,400      2,242,343
-------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                       101,900      4,697,142
-------------------------------------------------------------------------
Petro-Canada (Integrated Oil & Gas)                 21,400      1,089,186
-------------------------------------------------------------------------
Power Corp. of Canada (Other Diversified
  Financial Services)                               78,000      2,011,898
-------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)(d)           69,900      2,167,636
-------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)
  (Acquired 11/18/03; Cost
  $533,415)(c)(d)(e)(f)                             25,000        775,263
-------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)         125,200      4,416,924
=========================================================================
                                                               22,382,765
=========================================================================

FRANCE-9.52%

BNP Paribas S.A. (Diversified Banks)(a)             71,490      5,171,084
-------------------------------------------------------------------------
Bouygues S.A. (Wireless Telecommunication
  Services)(a)(b)                                   45,000      2,074,639
-------------------------------------------------------------------------
Lafarge S.A. (Construction Materials)(a)            17,300      1,666,404
-------------------------------------------------------------------------
Pernod Ricard (Distillers & Vintners)(a)(b)         31,397      4,804,053
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
FRANCE-(CONTINUED)
-------------------------------------------------------------------------
Renault S.A. (Automobile Manufacturers)(a)          44,000      3,677,825
-------------------------------------------------------------------------
Societe Generale (Diversified Banks)(a)             32,100   $  3,242,902
-------------------------------------------------------------------------
Technip S.A. (Oil & Gas Equipment &
  Services)(a)(b)                                   10,200      1,882,366
-------------------------------------------------------------------------
Total S.A. (Integrated Oil & Gas)(a)(b)             34,505      7,541,744
-------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)(a)(b)       37,250      4,997,103
=========================================================================
                                                               35,058,120
=========================================================================

GERMANY-2.94%

Adidas-Salomon A.G. (Apparel, Accessories &
  Luxury Goods)(a)(b)                               18,000      2,905,177
-------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)(a)                52,600      3,337,069
-------------------------------------------------------------------------
Deutsche Telekom A.G. (Integrated
  Telecommunication Services)(a)(d)                 65,025      1,467,381
-------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 10/08/03-10/30/03; Cost
  $1,583,198)(a)(c)                                 11,379      3,125,553
=========================================================================
                                                               10,835,180
=========================================================================

GREECE-1.72%

EFG Eurobank Ergasias (Diversified Banks)(a)        61,300      2,101,384
-------------------------------------------------------------------------
OPAP S.A. (Casinos & Gaming) (Acquired
  04/02/04-08/27/04; Cost $2,704,227)(a)(c)        152,600      4,213,387
=========================================================================
                                                                6,314,771
=========================================================================

HONG KONG-2.08%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                     224,000      2,235,087
-------------------------------------------------------------------------
CNOOC Ltd.-ADR (Oil & Gas Exploration &
  Production)(b)                                    33,300      1,804,527
-------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)(a)                                248,000      2,323,384
-------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)(a)                     129,000      1,291,061
=========================================================================
                                                                7,654,059
=========================================================================

HUNGARY-1.26%

OTP Bank Rt. (Diversified Banks)(a)                150,900      4,644,358
=========================================================================

INDIA-2.35%

Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)                     105,264      1,855,136
-------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)(a)                               141,580      6,809,188
=========================================================================
                                                                8,664,324
=========================================================================

INDONESIA-0.01%

PT Lippo Bank Tbk (Diversified Banks)(a)(d)        228,137         17,095
=========================================================================

IRELAND-3.05%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                        257,000      6,232,469
-------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
IRELAND-(CONTINUED)

CRH PLC (Construction Materials)                    95,720   $  2,555,333
-------------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)(a)              145,000      2,433,539
=========================================================================
                                                               11,221,341
=========================================================================

ISRAEL-1.30%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                160,800      4,801,488
=========================================================================

ITALY-4.68%

Banca Intesa S.p.A. (Diversified Banks)(a)         380,500      1,824,642
-------------------------------------------------------------------------
Banco Popolare di Verona e Novara Scrl
  (Diversified Banks)(a)                           146,000      2,963,016
-------------------------------------------------------------------------
Eni S.p.A. (Integrated Oil & Gas)(a)               283,800      7,099,434
-------------------------------------------------------------------------
Mediaset S.p.A. (Broadcasting & Cable TV)(a)       423,200      5,347,091
=========================================================================
                                                               17,234,183
=========================================================================

JAPAN-15.59%

Canon Inc. (Office Electronics)(a)                  59,600      3,237,755
-------------------------------------------------------------------------
Daiwa House Industry Co., Ltd.
  (Homebuilding)(a)                                189,000      2,153,644
-------------------------------------------------------------------------
Fanuc Ltd. (Industrial Machinery)(a)                48,500      3,191,435
-------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment
  Manufacturers)(a)(b)                              53,100      6,001,953
-------------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)(a)                  94,700      2,076,440
-------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)(a)(b)                              18,300      4,111,823
-------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment
  Manufacturers)(a)                                 19,400      2,376,240
-------------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)(a)                                165,100      1,818,087
-------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)(a)          43,800      2,405,885
-------------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)(a)               43,100      1,351,636
-------------------------------------------------------------------------
OMRON Corp. (Electronic Equipment
  Manufacturers)(a)                                151,300      3,612,015
-------------------------------------------------------------------------
ORIX Corp. (Consumer Finance)(a)                    14,500      1,985,267
-------------------------------------------------------------------------
Sekisui Chemical Co., Ltd. (Homebuilding)(a)       287,000      2,103,358
-------------------------------------------------------------------------
SMC Corp. (Industrial Machinery)(a)                 14,900      1,710,809
-------------------------------------------------------------------------
Suzuki Motor Corp. (Automobile
  Manufacturers)(a)                                 93,000      1,701,695
-------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(a)                              81,300      4,106,558
-------------------------------------------------------------------------
Toyota Motor Corp. (Automobile
  Manufacturers)(a)                                114,600      4,704,967
-------------------------------------------------------------------------
Trend Micro Inc. (Application Software)(a)(b)       80,300      4,366,903
-------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)(a)                             111,800      4,364,490
=========================================================================
                                                               57,380,960
=========================================================================

MEXICO-2.60%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)            101,736      5,325,880
-------------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)                                               24,400      1,476,200
-------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Hypermarkets & Super Centers)                   800,300      2,752,716
=========================================================================
                                                                9,554,796
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

NETHERLANDS-1.30%

Royal Numico N.V. (Packaged Foods &
  Meats)(a)(b)(d)                                   50,400   $  1,810,532
-------------------------------------------------------------------------
TPG N.V. (Air Freight & Logistics)(a)              109,300      2,961,973
=========================================================================
                                                                4,772,505
=========================================================================

NORWAY-0.95%

Telenor A.S.A. (Integrated Telecommunication
  Services)(a)                                     384,000      3,484,145
=========================================================================

SINGAPORE-2.04%

DBS Group Holdings Ltd. (Diversified
  Banks)(a)                                        220,000      2,169,192
-------------------------------------------------------------------------
Keppel Corp. Ltd. (Industrial
  Conglomerates)(a)                                380,000      2,003,329
-------------------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)(a)              201,000      1,403,570
-------------------------------------------------------------------------
United Overseas Bank Ltd. (Diversified
  Banks)(a)                                        228,001      1,926,689
=========================================================================
                                                                7,502,780
=========================================================================

SOUTH AFRICA-0.62%

Standard Bank Group Ltd. (Diversified Banks)       197,581      2,294,899
=========================================================================

SOUTH KOREA-1.41%

Hana Bank (Diversified Banks)(a)                   108,400      2,699,815
-------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)(a)                        5,760      2,502,725
=========================================================================
                                                                5,202,540
=========================================================================

SPAIN-1.60%

Grupo Ferrovial, S.A. (Construction &
  Engineering)(a)                                   41,000      2,184,012
-------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)(b)                                     64,000      1,882,017
-------------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                    97,500      1,829,907
=========================================================================
                                                                5,895,936
=========================================================================

SWEDEN-2.26%

Assa Abloy A.B.-Class B (Building
  Products)(a)(b)                                  225,250      3,837,071
-------------------------------------------------------------------------
Volvo A.B.-Class B (Construction & Farm
  Machinery & Heavy Trucks)(a)(b)                  113,200      4,479,050
=========================================================================
                                                                8,316,121
=========================================================================

SWITZERLAND-6.13%

Compagnie Financiere Richemont A.G.-Class A
  (Apparel, Accessories & Luxury Goods)(a)          95,200      3,160,995
-------------------------------------------------------------------------
Novartis A.G. (Pharmaceuticals)(a)                  34,800      1,746,792
-------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)(a)             18,810      2,153,488
-------------------------------------------------------------------------
Swatch Group A.G. (The)-Class B (Apparel,
  Accessories Accessories & Luxury Goods)(a)        21,070      3,076,169
-------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)(d)                                  61,225      6,478,895
-------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)(a)           70,900      5,927,922
=========================================================================
                                                               22,544,261
=========================================================================

TAIWAN-1.14%

Hon Hai Precision Industry Co., Ltd.
  (Electronic Manufacturing Services)(a)           529,649      2,460,015
-------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
TAIWAN-(CONTINUED)

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)(b)                     203,657   $  1,729,048
=========================================================================
                                                                4,189,063
=========================================================================

THAILAND-0.01%

Siam Commercial Bank PCL (Diversified
  Banks)(a)                                         32,800         41,066
=========================================================================

UNITED KINGDOM-15.57%

Aviva PLC (Multi-line Insurance)(a)                246,483      2,961,410
-------------------------------------------------------------------------
Centrica PLC (Gas Utilities)(a)                    386,510      1,749,003
-------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)               209,000      3,177,892
-------------------------------------------------------------------------
GUS PLC (Catalog Retail)(a)                        213,810      3,842,512
-------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)(a)            237,220      6,490,597
-------------------------------------------------------------------------
mm02 PLC (Wireless Telecommunication
  Services)(a)(d)                                1,414,600      3,328,409
-------------------------------------------------------------------------
Next PLC (Department Stores)(a)                    184,050      5,817,760
-------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(a)      218,770      6,593,021
-------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Diversified
  Banks)(a)                                         75,490      2,533,332
-------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                             343,300      3,605,203
-------------------------------------------------------------------------
Tesco PLC (Food Retail)(a)                       1,086,821      6,700,581
-------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)(a)                 2,242,260      6,095,871
-------------------------------------------------------------------------
Warner Chilcott PLC (Pharmaceuticals)               87,800      1,448,545
-------------------------------------------------------------------------
William Hill PLC (Casinos & Gaming)(a)             274,080      2,967,532
=========================================================================
                                                               57,311,668
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $223,383,568)                           340,242,896
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT
BONDS-0.01%

INDIA-0.01%

Hindustan Lever Ltd. (Household Products),
  Sec. Deb., 9.00%, (Cost $0)(g)(h)       INR      187,000         25,573
=========================================================================

                                                 SHARES
MONEY MARKET FUNDS-7.23%

Liquid Assets Portfolio-Institutional
  Class(i)                                      13,314,230     13,314,230
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(i)     13,314,230     13,314,230
=========================================================================
    Total Money Market Funds (Cost
      $26,628,460)                                             26,628,460
=========================================================================
TOTAL INVESTMENTS-99.67% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $250,012,028)                 366,896,929
=========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-9.83%

Liquid Assets Portfolio-Institutional
  Class(i)(j)                                   18,094,922     18,094,922
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(i)(j)                                   18,094,922     18,094,922
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $36,189,844)                                       36,189,844
=========================================================================
TOTAL INVESTMENTS-109.50% (Cost
  $286,201,872)(k)                                            403,086,773
=========================================================================
OTHER ASSETS LESS LIABILITIES-(9.50%)                         (34,984,898)
=========================================================================
NET ASSETS-100.00%                                           $368,101,875
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Deb.  - Debentures
INR   - Indian Rupee
Sec.  - Secured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $286,946,468, which represented 71.19% of the Fund's Total Investments. See
    Note 1A.
(b) All or a portion of this securities has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $10,429,162, which represented 2.83% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Non-income producing security.
(e) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at December 31, 2004 represented 0.19% of the Fund's Total Investments. See
    Note 1A.
(f) Security considered to be illiquid. The market value of this security considered illiquid at December 31, 2004 represented 0.21% of the Fund's Net Assets.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Security was acquired through a corporate action.
(i) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(j) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
(k) Companhia Vale do Rio Doce security was acquired through a Corporate action with no cost basis and has no market value.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $223,383,568)*                                 $340,268,469
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $62,818,304)                               62,818,304
=============================================================
    Total investments (cost $286,201,872)         403,086,773
=============================================================
Foreign currencies, at market value (cost
  $2,950,072)                                       3,007,699
-------------------------------------------------------------
Cash                                                      684
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                    304,469
-------------------------------------------------------------
  Dividends and interest                              420,079
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 62,523
-------------------------------------------------------------
Other assets                                              190
=============================================================
    Total assets                                  406,882,417
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            2,046,429
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              79,168
-------------------------------------------------------------
  Collateral upon return of securities loaned      36,189,844
-------------------------------------------------------------
Accrued administrative services fees                  371,343
-------------------------------------------------------------
Accrued distribution fees-Series II                    11,520
-------------------------------------------------------------
Accrued transfer agent fees                             5,112
-------------------------------------------------------------
Accrued operating expenses                             77,126
=============================================================
    Total liabilities                              38,780,542
=============================================================
Net assets applicable to shares outstanding      $368,101,875
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $335,014,946
-------------------------------------------------------------
Undistributed net investment income                 2,592,008
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies    (86,475,458)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               116,970,379
=============================================================
                                                 $368,101,875
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $346,605,234
_____________________________________________________________
=============================================================
Series II                                        $ 21,496,641
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           17,534,246
_____________________________________________________________
=============================================================
Series II                                           1,093,727
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      19.77
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      19.65
_____________________________________________________________
=============================================================

* At December 31, 2004, securities with an aggregate market value of $32,972,221 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $698,858)                                      $ 6,173,053
------------------------------------------------------------
Dividends from affiliated money market funds
  (including securities lending income of
  $107,472**)                                        268,027
------------------------------------------------------------
Interest                                              12,299
============================================================
    Total investment income                        6,453,379
============================================================

EXPENSES:

Advisory fees                                      2,340,955
------------------------------------------------------------
Administrative services fees                         737,999
------------------------------------------------------------
Custodian fees                                       325,273
------------------------------------------------------------
Distribution fees -- Series II                        35,647
------------------------------------------------------------
Transfer agent fees                                   31,467
------------------------------------------------------------
Trustees' fees and retirement benefits                19,200
------------------------------------------------------------
Other                                                148,182
============================================================
    Total expenses                                 3,638,723
============================================================
Less: Fees waived, expenses reimbursed and
      expense offset arrangement                      (2,388)
============================================================
    Net expenses                                   3,636,335
============================================================
Net investment income                              2,817,044
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           21,782,380
------------------------------------------------------------
  Foreign currencies                                (160,905)
============================================================
                                                  21,621,475
============================================================
Change in net unrealized appreciation of:
  Investment securities                           46,174,055
------------------------------------------------------------
  Foreign currencies                                  61,172
============================================================
                                                  46,235,227
============================================================
Net gain from investment securities and foreign
  currencies                                      67,856,702
============================================================
Net increase in net assets resulting from
  operations                                     $70,673,746
____________________________________________________________
============================================================

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  2,817,044    $  1,806,987
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            21,621,475      12,983,426
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           46,235,227      56,960,379
==========================================================================================
    Net increase in net assets resulting from operations        70,673,746      71,750,792
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (2,025,065)     (1,397,568)
------------------------------------------------------------------------------------------
  Series II                                                        (98,282)        (32,274)
==========================================================================================
    Decrease in net assets resulting from distributions         (2,123,347)     (1,429,842)
==========================================================================================
Share transactions-net:
  Series I                                                      (9,205,473)    (22,955,937)
------------------------------------------------------------------------------------------
  Series II                                                      7,105,347       1,955,740
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (2,100,126)    (21,000,197)
==========================================================================================
    Net increase in net assets                                  66,450,273      49,320,753
==========================================================================================

NET ASSETS:

  Beginning of year                                            301,651,602     252,330,849
==========================================================================================
  End of year (including undistributed net investment income
    of $2,592,008 and $2,059,227, respectively)               $368,101,875    $301,651,602
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. International Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                       AIM V.I. INTERNATIONAL GROWTH FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the

                       AIM V.I. INTERNATIONAL GROWTH FUND

Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $2,156.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $230 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $737,999, of which AIM retained $82,810 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $31,467.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors contractually has agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items
(ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $35,647.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                      MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                    12/31/03        AT COST        FROM SALES      (DEPRECIATION)      12/31/04       INCOME     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class                $3,403,797     $ 60,140,918    $ (50,230,485)       $   --        $13,314,230     $80,495       $   --
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                 3,403,797       60,140,918      (50,230,485)           --         13,314,230      80,060           --
================================================================================================================================
  Subtotal             $6,807,594     $120,281,836    $(100,460,970)       $   --        $26,628,460     $160,555      $   --
================================================================================================================================

                       AIM V.I. INTERNATIONAL GROWTH FUND

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                      MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                    12/31/03        AT COST        FROM SALES      (DEPRECIATION)      12/31/04      INCOME*     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class               $13,119,765     $ 99,857,003    $ (94,881,846)       $   --        $18,094,922     $54,136       $   --
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                13,119,764       99,750,677      (94,775,519)           --         18,094,922      53,336           --
================================================================================================================================
  Subtotal            $26,239,529     $199,607,680    $(189,657,365)       $   --        $36,189,844     $107,472      $   --
================================================================================================================================
  Total               $33,047,123     $319,889,516    $(290,118,335)       $   --        $62,818,304     $268,027      $   --
________________________________________________________________________________________________________________________________
================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $0 and $183,400, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,328 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowing from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $32,972,221 were on loan to brokers. The loans were secured by cash collateral of $36,189,844 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $107,472 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $2,123,347    $1,429,842
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  2,937,583
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           115,427,770
----------------------------------------------------------------------------
Temporary book/tax differences                                       (71,802)
----------------------------------------------------------------------------
Capital loss carryforward                                        (85,206,622)
----------------------------------------------------------------------------
Shares of beneficial interest                                    335,014,946
============================================================================
Total net assets                                                $368,101,875
____________________________________________________________________________
============================================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and the recognition of gain for tax purposes on passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $85,478.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $84,243,401 of capital loss carryforward in the fiscal year ended December 31, 2005.

                       AIM V.I. INTERNATIONAL GROWTH FUND

    The Fund utilized $21,690,313 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2005                                                $   507,757
-----------------------------------------------------------------------------
December 31, 2006                                                    963,221
-----------------------------------------------------------------------------
December 31, 2007                                                    431,410
-----------------------------------------------------------------------------
December 31, 2009                                                 37,414,973
-----------------------------------------------------------------------------
December 31, 2010                                                 45,889,261
=============================================================================
Total capital loss carryforward                                  $85,206,622
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $146,065,729 and $168,616,789, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $116,365,132
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (1,022,840)
==============================================================================
Net unrealized appreciation of investment securities             $115,342,292
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $287,744,481.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and tax capital loss limitations, on December 31, 2004, undistributed net investment income was decreased by $160,916, undistributed net realized gain (loss) was decreased by $270,495 and shares of beneficial interest increased by $431,411. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                         2004                           2003
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     3,454,168    $ 59,721,271     28,817,915    $ 368,653,132
------------------------------------------------------------------------------------------------------------------------
  Series II                                                      794,058      13,743,254     25,266,333      310,191,013
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        99,666       1,901,625         90,455        1,397,568
------------------------------------------------------------------------------------------------------------------------
  Series II                                                        5,179          98,282          2,098           32,274
========================================================================================================================
Reacquired:
  Series I                                                    (4,143,506)    (70,828,369)   (30,602,695)    (393,006,637)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (392,698)     (6,736,189)   (24,962,888)    (308,267,547)
========================================================================================================================
                                                                (183,133)   $ (2,100,126)    (1,388,782)   $ (21,000,197)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are seven shareholders that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 62% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by the shareholders are also owned beneficially.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2004           2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.04       $  12.49    $  14.91    $  20.12    $  29.29
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.15(a)        0.09(a)     0.06(a)     0.08(a)     0.18
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.70           3.54       (2.40)      (4.83)      (7.88)
=========================================================================================================================
    Total from investment operations                              3.85           3.63       (2.34)      (4.75)      (7.70)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.12)         (0.08)      (0.08)      (0.05)      (0.06)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          --       (0.41)      (1.41)
=========================================================================================================================
    Total distributions                                          (0.12)         (0.08)      (0.08)      (0.46)      (1.47)
=========================================================================================================================
Net asset value, end of period                                $  19.77       $  16.04    $  12.49    $  14.91    $  20.12
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  24.00%         29.06%     (15.67)%    (23.53)%    (26.40)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $346,605       $290,680    $247,580    $347,528    $437,336
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net asset                            1.14%(c)       1.10%       1.09%       1.05%       1.02%
=========================================================================================================================
Ratio of net investment income to average net assets              0.90%(c)       0.69%       0.41%       0.46%       0.83%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             48%            79%         71%        109%         88%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $302,306,029.

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                                                    SERIES II
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 19, 2001
                                                                                                     (DATE SALES
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.97       $ 12.45    $ 14.90          $14.42
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.11(a)       0.06(a)    0.03(a)         0.01(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.66          3.51      (2.40)           0.93
====================================================================================================================
    Total from investment operations                             3.77          3.57      (2.37)           0.94
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.09)        (0.05)     (0.08)          (0.05)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --            --         --           (0.41)
====================================================================================================================
    Total distributions                                         (0.09)        (0.05)     (0.08)          (0.46)
====================================================================================================================
Net asset value, end of period                                $ 19.65       $ 15.97    $ 12.45          $14.90
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                 23.63%        28.68%    (15.89)%          6.63%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $21,497       $10,972    $ 4,751          $  374
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                          1.39%(c)      1.35%      1.31%(d)         1.30%(e)
====================================================================================================================
Ratio of net investment income to average net assets             0.65%(c)      0.44%      0.19%           0.22%(e)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(f)                                         48%           79%        71%            109%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $14,258,903.
(d) After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.34% for the year ended December 31, 2002.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under

                       AIM V.I. INTERNATIONAL GROWTH FUND
the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of

                       AIM V.I. INTERNATIONAL GROWTH FUND

California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                       AIM V.I. INTERNATIONAL GROWTH FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                       AIM V.I. INTERNATIONAL GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. International Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. International Growth Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                       AIM V.I. INTERNATIONAL GROWTH FUND

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2004, the amount of income received by the fund from sources within foreign countries and possessions of the United States was $0.372 (representing a total of $6,883,334). The amount of taxes paid by the fund to such countries for the fiscal year ended December 31, 2004 was $0.0376 per share (representing a total of $694,928). The following table provides a breakdown by country of ordinary income received and foreign taxes paid by the Fund during the fiscal year ended December 31, 2004. The per share amount is based on shareholders of record on December 15, 2004.

                                                                     FOREIGN
COUNTRY                                        GROSS INCOME %       TAX PAID %
----------------------------------------------------------------------------------
Australia                                           3.08%              0.47%
----------------------------------------------------------------------------------
Austria                                             0.30%              0.47%
----------------------------------------------------------------------------------
Brazil                                              0.28%              0.31%
----------------------------------------------------------------------------------
Canada                                              2.81%              4.34%
----------------------------------------------------------------------------------
Denmark                                             0.99%              1.52%
----------------------------------------------------------------------------------
Finland                                             0.53%              0.82%
----------------------------------------------------------------------------------
France                                             12.81%             19.11%
----------------------------------------------------------------------------------
Germany                                             2.47%              3.22%
----------------------------------------------------------------------------------
Greece                                              2.72%              0.00%
----------------------------------------------------------------------------------
Hong Kong                                           3.53%              0.00%
----------------------------------------------------------------------------------
Hungary                                             0.77%              1.19%
----------------------------------------------------------------------------------
India                                               1.85%              0.00%
----------------------------------------------------------------------------------
Ireland                                             1.08%              0.00%
----------------------------------------------------------------------------------
Israel                                              0.65%              1.32%
----------------------------------------------------------------------------------
Italy                                               5.97%              9.21%
----------------------------------------------------------------------------------
Japan                                               6.58%              4.74%
----------------------------------------------------------------------------------
Mexico                                              1.18%              0.00%
----------------------------------------------------------------------------------
Netherlands                                         1.38%              2.13%
----------------------------------------------------------------------------------
Norway                                              0.99%              1.53%
----------------------------------------------------------------------------------
Singapore                                           3.23%              4.50%
----------------------------------------------------------------------------------
South Korea                                         1.71%              2.90%
----------------------------------------------------------------------------------
Spain                                               2.51%              3.34%
----------------------------------------------------------------------------------
Sweden                                              7.67%             10.85%
----------------------------------------------------------------------------------
Switzerland                                         5.35%              5.55%
----------------------------------------------------------------------------------
Taiwan                                              1.03%              4.17%
----------------------------------------------------------------------------------
Thailand                                            0.02%              0.02%
----------------------------------------------------------------------------------
United Kingdom                                     24.63%             18.29%
----------------------------------------------------------------------------------
Various                                             0.12%              0.00%
==================================================================================
Subtotal                                           96.24%            100.00%
==================================================================================
United States                                       3.76%              0.00%
==================================================================================
    Total                                         100.00%            100.00%
__________________________________________________________________________________
==================================================================================

                       AIM V.I. INTERNATIONAL GROWTH FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. International Growth Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                       WITHHOLDING
        TRUSTEES/MATTER                                VOTES FOR        AUTHORITY
----------------------------------------------------------------------------------
(1)*    Bob R. Baker.................................  485,251,764     20,583,220
        Frank S. Bayley..............................  485,193,740     20,641,244
        James T. Bunch...............................  485,846,832     19,988,152
        Bruce L. Crockett............................  485,356,560     20,478,424
        Albert R. Dowden.............................  485,381,238     20,453,746
        Edward K. Dunn, Jr. .........................  484,642,618     21,192,366
        Jack M. Fields...............................  485,417,523     20,417,461
        Carl Frischling..............................  484,781,819     21,053,165
        Robert H. Graham.............................  485,247,575     20,587,409
        Gerald J. Lewis..............................  484,388,317     21,446,667
        Prema Mathai-Davis...........................  484,212,736     21,622,248
        Lewis F. Pennock.............................  485,257,174     20,577,810
        Ruth H. Quigley..............................  483,391,857     22,443,127
        Louis S. Sklar...............................  484,592,297     21,242,687
        Larry Soll, Ph.D. ...........................  484,654,198     21,180,786
        Mark H. Williamson...........................  484,890,948     20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                       AIM V.I. INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                       AIM V.I. INTERNATIONAL GROWTH FUND

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director, Chief Fixed Income      N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President and
                                                      Senior Portfolio Manager, INVESCO
                                                      Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President,
                                                      Director of Sector Management and Senior
                                                      Portfolio Manager, INVESCO Institutional
                                                      (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. (See footnote (4)
                                                      below.)
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA
                                                       Houston, TX 77046-1173   19103-3659
COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Foley & Lardner LLP                                    AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 0.00% is eligible for the dividends received deduction for corporations.
                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                  AIM V.I. LARGE CAP GROWTH FUND
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS


               AIM V.I. LARGE CAP GROWTH FUND seeks long-term growth of capital.


Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY
A CURRENTLY EFFECTIVE FUND PROSPECTUS AND
VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE
COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
BEFORE INVESTING.
===================================================

===================================================     YOUR GOALS. OUR SOLUTIONS.               [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE      --Registered Trademark--                      --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                      AIM V.I. LARGE CAP GROWTH FUND

For the fiscal year ended December 31,       HOW WE INVEST                                    Next, we apply fundamental, or
2004, AIM V.I. Large Cap Growth Fund                                                       qualitative, research to try to identify
outperformed both its style-specific and     We seek to invest in market-leading           companies with the potential to exceed
peer group indexes. For the year, the        companies that exhibit sustainable,           consensus earnings estimates and that
fund lagged its broad market index.          above-average earnings growth potential       exhibit sustainable growth
While past performance cannot guarantee      and are driven by strong company              characteristics. We analyze earnings
comparable future results, we were           fundamentals and favorable industry           models to understand earnings drivers.
pleased to deliver positive returns to       trends. We focus on companies that we         Our team meets with management and
our shareholders.                            believe are most likely to meet or            analysts to evaluate proprietary
                                             exceed earnings expectations for the          products and the quality of management.
=======================================      foreseeable future. Also, we avoid "high      And we analyze trends, growth rates and
FUND VS. INDEXES                             risk" companies, which we define as           the competitive landscape. We believe
                                             companies that are overvalued, that are       stocks that pass our quantitative and
Total returns, 12/31/03-12/31/04,            experiencing unsustainable growth,            qualitative screens have significantly
excluding variable product issuer            that are experiencing deteriorating           reduced likelihoods of missing earnings
charges. If variable product issuer          balance sheets, etc.                          estimates.
charges were included, returns would
be lower.                                       We begin with an investable universe          We consider selling a stock when it
                                             of stocks with market capitalizations         no longer meets our investment criteria,
Series I Shares                   9.08%      greater than $5 billion and long-term         based on a negative earnings revision,
                                             annual earnings-per-share growth of at        an earnings disappointment or
Series II Shares                  8.89       least 10%. We take all stocks meeting         deterioration in its fundamental
                                             those criteria and apply a quantitative       business prospects. Also, we may sell a
S&P 500 Index                                model that ranks them on factors that we      holding simply because we find a better
(Broad Market Index)             10.87       have found to be highly correlated with       investment opportunity.
                                             outperformance in the large-cap growth
Russell 1000 Growth Index                    universe. Those criteria include:             MARKET CONDITIONS AND YOUR FUND
(Style-specific Index)            6.30
                                                o Earnings revisions - We examine the      The economy showed signs of improvement
Lipper Large-Cap Growth Fund                 breadth, depth and magnitude of positive      during the fiscal year, as did the U.S.
Index (Peer Group Index)          7.45       earnings.                                     stock market--particularly in the fourth
                                                                                           quarter of 2004. The Frank Russell
Source: Lipper, Inc.                            o Earnings sustainability and capital      Company, which compiles the Russell
=======================================      use - We examine a company's balance          Market indexes, reported that for all of
                                             sheet and profitability.                      2004, mid-cap stocks outperformed
The fund outperformed its                                                                  small- and large-cap stocks. Also, value
growth-oriented style-specific and peer         o Valuation - We compare a stock's         stocks generally outperformed growth
group indexes due to solid stock             price to its cash flow and earnings           stocks for the year.
selection, particularly in the consumer      measures.
discretionary, health care and                                                                The fund's holdings in the consumer
industrials sectors. The fund lagged its        o Risk assessment - We avoid "high         discretionary and health care sectors
broad market index because, as a group,      risk" companies as defined above.             contributed most to fund performance.
growth stocks lagged value stocks for                                                      Our stock selection process pointed us
the fiscal year, and the S&P 500 Index                                                     to holdings in both sectors that
includes some value stocks.                                                                outperformed those of its style-

===================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS                        TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------------------
By sector                                     1. Johnson & Johnson              3.8%        1. Systems Software               6.6%
                                              2. Dell Inc.                      3.8         2. Restaurants                    5.3
 1. Consumer Discretionary        24.4%       3. Gillette Co. (The)             2.9         3. Computer Hardware              4.5
 2. Information Technology        24.3        4. Procter & Gamble Co. (The)     2.6         4. Communications Equipment       4.4
 3. Industrials                   13.7        5. Staples, Inc.                  2.6         5. Consumer Finance               4.3
 4. Health Care                   13.4        6. Costco Wholesale Corp.         2.6         6. Aerospace & Defense            4.2
 5. Consumer Staples               9.7        7. UnitedHealth Group Inc.        2.5         7. Pharmaceuticals                3.8
 6. Financials                     9.0        8. Symantec Corp.                 2.5         8. Managed Health Care            3.3
 7. Energy                         3.1        9. SLM Corp.                      2.2         9. Health Care Equipment          3.2
 8. Materials                      1.0       10. Harman International                      10. Integrated Oil & Gas           3.1
    Other Assets Less Liabilities  1.4           Industries Inc.                2.2

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

===================================================================================================================================

                                                                                                 AIM V.I. LARGE CAP GROWTH FUND

specific index. Our returns from the         quarter sales and earnings would              The views and opinions expressed in
health care sector were particularly         disappoint. Nonetheless, given the            Management's Discussion of Fund
satisfying given that health care was        company's commanding market share and         Performance are those of A I M Advisors,
one of the weakest-performing sectors of     strong financial position, we believed        Inc. These views and opinions are
the overall market in 2004. The fund's       that Intel would remain the leader in         subject to change at any time based on
industrials and information technology       its industry. We therefore continued to       factors such as market and economic
stocks also added to the fund's one-year     hold the stock at the close of the            conditions. These views and opinions may
return. Only energy and telecommunication    fiscal year.                                  not be relied upon as investment advice
services, in which the fund had minimal                                                    or recommendations, or as an offer for a
investments (approximately three percent        One stock that disappointed--and that      particular security. The information is
of total net assets), detracted from         we sold before the close of the fiscal        not a complete analysis of every aspect
fund performance for the year.               year--was Gap. The clothier issued            of any market, country, industry,
                                             disappointing sales reports, and while        security or the fund. Statements of fact
   UnitedHealth Group was the fund's top     their profit margins improved during the      are from sources considered reliable,
performer for the year. UnitedHealth         year, their lower sales volumes hurt.         but A I M Advisors, Inc. makes no
Group provides an array of health            Concerned that Gap might be facing            representation or warranty as to their
care-related services to individuals,        difficulties and that its stock price         completeness or accuracy. Although
physicians and others. We have long been     could come under pressure, we sold our        historical performance is no guarantee
impressed with UnitedHealth Group's          holdings and took our profits.                of future results, these insights may
management, especially its ability to                                                      help you understand our investment
contain costs and grow its business. The     IN CLOSING                                    management philosophy.
company reported record 2004 earnings,
but that didn't surprise us. The company     At the close of the fiscal year, the                              GEOFFREY V. KEELING,
has demonstrated strong earnings growth      fund held 75 stocks and its net assets                            Chartered Financial
over the years.                              totaled $1.2 million. Throughout the               [KEELING       Analyst, senior
                                             year, we emphasized the role our                    PHOTO]        portfolio manager,
   Johnson & Johnson, the fund's largest     investment process plays in portfolio                             is co-manager of
holding at the close of the fiscal year,     construction. We analyzed several                                 AIM V.I. Large Cap
was another stock that performed well        factors for each potential purchase,          Growth Fund. He joined AIM in 1995 and
for the fund. We bought J&J because we       combining quantitative and fundamental        assumed his present responsibilities in
liked the company's sustainable earnings     analysis, to determine whether a stock        1999. Mr. Keeling received a B.B.A. in
and its dominant position in many of its     was a buy candidate. We further               finance from The University of Texas at
markets. While the fund was dramatically     emphasized the sell decision, because we      Austin.
underweight in pharmaceutical stocks, we     believe that avoiding high-risk
were impressed with J&J's durable            situations can limit potential loss of                            ROBERT L. SHOSS,
businesses. Given the company's              capital. We believe this approach has                             senior portfolio
significant free cash flow, strong           the potential to provide compelling                 [SHOSS        manager, is co-
management and market dominance, we          returns over the long term for                      PHOTO]        manager of AIM V.I.
considered the stock to be reasonably        shareholders. As always, we thank you                             Large Cap Growth
valued.                                      for your continuing investment in AIM                             Fund. He joined AIM
                                             V.I. Large Cap Growth Fund.                   in 1995 and assumed his present
   Intel did not perform well for the                                                      responsibilities in 1999. Mr. Shoss
fund. The company announced in September                                                   received a B.A. from The University of
that due to weaker-than-expected chip                                                      Texas at Austin and an M.B.A. and a J.D.
demand, its third-                                                                         from the University of Houston.

                                                                                           Assisted by the Large Cap Growth Team
PRINCIPAL RISKS OF INVESTING IN THE FUND

The fund may invest a portion of its assets in synthetic instruments, such as warrants, futures, options, exchange traded funds and American Depositary
Receipts, the value of which may not correlate perfectly with the overall securities market. Risks associated with synthetic instruments may include counter party risk and sensitivity to interest rate changes and market price fluctuations. See the prospectus for more details.

   The fund may invest up to 25% of its assets in the securities of non-U.S.
issuers. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

                                                                                                [RIGHT ARROW GRAPHIC]

                                                                                           FOR FURTHER INFORMATION ON YOUR FUND,
                                                                                           ITS EXPENSES AND ITS LONG-TERM
                                                                                           PERFORMANCE, PLEASE TURN THE PAGE.

CALCULATING YOUR ONGOING FUND EXPENSES                                                            AIM V.I. LARGE CAP GROWTH FUND

EXAMPLE                                      You may use the information in this           You may use this information to compare
                                             table, together with the amount you           the ongoing costs of investing in the
As a shareholder of the fund, you incur      invested, to estimate the expenses that       fund and other funds. To do so, compare
ongoing costs, including management          you paid over the period. Simply divide       this 5% hypothetical example with the 5%
fees; distribution and/or service fees       your account value by $1,000 (for             hypothetical examples that appear in the
(12b-1); and other fund expenses. This       example, an $8,600 account value divided      shareholder reports of the other funds.
example is intended to help you              by $1,000 = 8.6), then multiply the
understand your ongoing costs (in            result by the number in the table under           Please note that the expenses shown
dollars) of investing in the fund and to     the heading entitled "Actual Expenses         in the table are meant to highlight your
compare these costs with ongoing costs       Paid During Period" to estimate the           ongoing costs only and do not reflect
of investing in other mutual funds. The      expenses you paid on your account during      any transactional costs, such as sales
example is based on an investment of         this period.                                  charges (loads) on purchase payments,
$1,000 invested at the beginning of the                                                    contingent deferred sales charges on
period and held for the entire period,       HYPOTHETICAL EXAMPLE FOR                      redemptions, and redemption fees, if
July 1, 2004 - December 31, 2004.            COMPARISON PURPOSES                           any. Therefore, the hypothetical
                                                                                           information is useful in comparing
   The actual and hypothetical expenses      The table below also provides                 ongoing costs only, and will not help
in the examples below do not represent       information about hypothetical account        you determine the relative total costs
the effect of any fees or other expenses     values and hypothetical expenses based        of owning different funds. In addition,
assessed in connection with a variable       on the fund's actual expense ratio and        if these transactional costs were
product; if they did, the expenses shown     an assumed rate of return of 5% per year      included, your costs would have been
would be higher while the ending account     before expenses, which is not the fund's      higher.
values shown would be lower.                 actual return. The hypothetical account
                                             values and expenses may not be used to
ACTUAL EXPENSES                              estimate the actual ending account
                                             balance or expenses you paid for the
The table below provides information         period.
about actual account values and actual
expenses.

====================================================================================================================================
                                                               ACTUAL                                HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES          ENDING ACCOUNT           EXPENSES
    SHARE                  VALUE                     VALUE              PAID DURING            VALUE              PAID DURING
    CLASS               (07/01/04)               (12/31/04)(1)           PERIOD(2)           (12/31/04)             PERIOD(2)
   Series I             $1,000.00                  $1,039.30               $6.87              $1,018.40               $6.80
   Series II             1,000.00                   1,038.40                7.63               1,017.65                7.56


(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 3.93% and 3.84% for Series I and Series II shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.34% and 1.49% for Series I and Series II shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

YOUR FUND'S LONG-TERM PERFORMANCE                                                                 AIM V.I. LARGE CAP GROWTH FUND

Past performance cannot guarantee            ======================================================================================
comparable future results.
                                             RESULTS OF A $10,000 INVESTMENT
=======================================
AVERAGE ANNUAL TOTAL RETURNS                 8/29/03-12/31/04 Index data from 8/31/03

As of 12/31/04                                                      [MOUNTAIN CHART]

SERIES I SHARES                                          AIM V.I. LARGE CAP GROWTH    LIPPER LARGE-CAP      RUSSELL 1000   S&P 500
Inception (8/29/03)              13.92%      DATE             FUND-SERIES I           GROWTH FUND INDEX     GROWTH INDEX    INDEX
 1 Year                           9.08       8/29/03             $10000
                                                8/03              10000                     $10000             $10000       $10000
SERIES II SHARES                                9/03               9840                       9787               9893         9894
Inception                        13.73%        10/03              10610                      10381              10449        10454
 1 Year                           8.89         11/03              10830                      10480              10558        10545
=======================================        12/03              10917                      10775              10923        11098
                                                1/04              11107                      10982              11146        11302
The Series I and Series II shares invest        2/04              11117                      11029              11217        11459
in the same portfolio of securities and         3/04              11177                      10906              11009        11286
will have substantially similar                 4/04              10916                      10661              10881        11109
performance, except to the extent that          5/04              11257                      10854              11084        11261
expenses borne by each class differ.            6/04              11457                      11010              11222        11480
                                                7/04              10777                      10359              10588        11100
   The performance data quoted represent        8/04              10676                      10286              10536        11145
past performance and cannot guarantee           9/04              10987                      10527              10636        11265
comparable future results; current             10/04              10958                      10654              10802        11437
performance may be lower or higher.            11/04              11569                      11129              11173        11900
Please contact your variable product           12/04             $11907                     $11578             $11611       $12305
issuer or financial advisor for the most
recent month-end variable product                                                                              Source: Lipper, Inc.
performance. Performance figures reflect     ======================================================================================
fund expenses, reinvested distributions
and changes in net asset value.                 Had the advisor not waived fees and/or     consequently, the performance of the
Investment return and principal value        reimbursed expenses, performance would        fund may deviate significantly from the
will fluctuate so that you may have a        have been lower.                              performance of the indexes.
gain or loss when you sell shares.
                                             ABOUT INDEXES USED IN THIS REPORT                A direct investment cannot be made
   AIM V.I. Large Cap Growth Fund, a                                                       in an index. Unless otherwise indicated,
series portfolio of AIM Variable             The unmanaged Lipper Large-Cap Growth         index results include reinvested
Insurance Funds, is currently offered        Fund Index represents an average of the       dividends, and they do not reflect sales
through insurance companies issuing          performance of the 30 largest                 charges. Performance of an index of
variable products. You cannot purchase       large-capitalization growth funds             funds reflects fund expenses;
shares of the fund directly. Performance     tracked by Lipper, Inc., an independent       performance of a market index does not.
figures given represent the fund and are     mutual fund performance monitor.
not intended to reflect actual variable                                                    OTHER INFORMATION
product values. They do not reflect             The unmanaged Russell
sales charges, expenses and fees             1000--Registered Trademark-- Growth           The returns shown in the Management's
assessed in connection with a variable       Index is a subset of the unmanaged            Discussion of Fund Performance are based
product. Sales charges, expenses and         Russell 1000--Registered Trademark--          on net asset values calculated for
fees, which are determined by the            Index, which represents the performance       shareholder transactions. Generally
variable product issuers, will vary and      of the stocks of large-capitalization         accepted accounting principles require
will lower the total return.*                companies; the Growth subset measures         adjustments to be made to the net assets
                                             the performance of Russell 1000               of the fund at period end for financial
                                             companies with higher price/book ratios       reporting purposes, and as such, the net
                                             and higher forecasted growth values.          asset values for shareholder
                                                                                           transactions and the returns based on
                                                The unmanaged Standard & Poor's            those net asset values may differ from
                                             Composite Index of 500 Stocks (the S&P        the net asset values and returns
                                             500--Registered Trademark-- Index) is an      reported in the Financial Highlights.
                                             index of common stocks frequently used
                                             as a general measure of U.S. stock               Industry classifications used in this
                                             market performance.                           report are generally according to the
                                                                                           Global Industry Classification Standard,
                                                The fund is not managed to track the       which was developed by and is the
                                             performance of any particular index,          exclusive property and a service mark of
                                             including the indexes defined here, and       Morgan Stanley Capital International
                                                                                           Inc. and Standard & Poor's.

*Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

                                        5                             VILCG-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.60%

AEROSPACE & DEFENSE-4.23%

Boeing Co. (The)                                 260    $   13,460
------------------------------------------------------------------
General Dynamics Corp.                           130        13,598
------------------------------------------------------------------
Northrop Grumman Corp.                           130         7,067
------------------------------------------------------------------
Rockwell Collins, Inc.                           200         7,888
------------------------------------------------------------------
United Technologies Corp.                         80         8,268
==================================================================
                                                            50,281
==================================================================

AIR FREIGHT & LOGISTICS-0.66%

FedEx Corp.                                       80         7,879
==================================================================

APPAREL RETAIL-0.97%

Limited Brands, Inc.                             500        11,510
==================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.71%

Coach, Inc.(a)                                   150         8,460
==================================================================

APPLICATION SOFTWARE-1.28%

Autodesk, Inc.                                   400        15,180
==================================================================

BUILDING PRODUCTS-1.23%

Masco Corp.                                      400        14,612
==================================================================

COMMUNICATIONS EQUIPMENT-4.36%

Cisco Systems, Inc.(a)                         1,030        19,879
------------------------------------------------------------------
Motorola, Inc.                                   430         7,396
------------------------------------------------------------------
QUALCOMM Inc.                                    580        24,592
==================================================================
                                                            51,867
==================================================================

COMPUTER HARDWARE-4.49%

Dell Inc.(a)                                   1,070        45,090
------------------------------------------------------------------
NCR Corp.(a)                                     120         8,308
==================================================================
                                                            53,398
==================================================================

COMPUTER STORAGE & PERIPHERALS-0.57%

Lexmark International, Inc.-Class A(a)            80         6,800
==================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.81%

PACCAR Inc.                                      120         9,658
==================================================================

CONSUMER ELECTRONICS-2.24%

Harman International Industries, Inc.            210        26,670
==================================================================

CONSUMER FINANCE-4.30%

American Express Co.                             130         7,328
------------------------------------------------------------------
Capital One Financial Corp.                      110         9,263
------------------------------------------------------------------
MBNA Corp.                                       280         7,893
------------------------------------------------------------------

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

SLM Corp.                                        500    $   26,695
==================================================================
                                                            51,179
==================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.28%

Computer Sciences Corp.(a)                       270        15,220
==================================================================

DEPARTMENT STORES-1.89%

J.C. Penney Co., Inc.                            240         9,936
------------------------------------------------------------------
Nordstrom, Inc.                                  270        12,617
==================================================================
                                                            22,553
==================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.08%

Cooper Industries, Ltd.-Class A (Bermuda)        160        10,862
------------------------------------------------------------------
Rockwell Automation, Inc.                        280        13,874
==================================================================
                                                            24,736
==================================================================

FOOTWEAR-2.06%

NIKE, Inc.-Class B                               270        24,486
==================================================================

HEALTH CARE EQUIPMENT-3.23%

Bard (C.R.), Inc.                                140         8,957
------------------------------------------------------------------
Becton, Dickinson & Co.                          380        21,584
------------------------------------------------------------------
Waters Corp.(a)                                  170         7,954
==================================================================
                                                            38,495
==================================================================

HEALTH CARE SERVICES-1.13%

Quest Diagnostics Inc.                           140        13,377
==================================================================

HEALTH CARE SUPPLIES-1.90%

Alcon, Inc. (Switzerland)                        280        22,568
==================================================================

HOME IMPROVEMENT RETAIL-1.18%

Home Depot, Inc. (The)                           330        14,104
==================================================================

HOTELS, RESORTS & CRUISE LINES-0.63%

Marriott International, Inc.-Class A             120         7,558
==================================================================

HOUSEHOLD APPLIANCES-1.04%

Black & Decker Corp. (The)                       140        12,366
==================================================================

HOUSEHOLD PRODUCTS-2.59%

Procter & Gamble Co. (The)                       560        30,845
==================================================================

HOUSEWARES & SPECIALTIES-1.04%

Fortune Brands, Inc.                             160        12,349
==================================================================

HYPERMARKETS & SUPER CENTERS-2.56%

Costco Wholesale Corp.                           630        30,498
==================================================================

                         AIM V.I. LARGE CAP GROWTH FUND

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-1.11%

Tyco International Ltd. (Bermuda)                370    $   13,224
==================================================================

INDUSTRIAL MACHINERY-2.56%

Danaher Corp.                                    160         9,186
------------------------------------------------------------------
Eaton Corp.                                      140        10,130
------------------------------------------------------------------
Illinois Tool Works Inc.                         120        11,122
==================================================================
                                                            30,438
==================================================================

INTEGRATED OIL & GAS-3.14%

BP PLC-ADR (United Kingdom)                      210        12,264
------------------------------------------------------------------
ChevronTexaco Corp.                              230        12,077
------------------------------------------------------------------
ConocoPhillips                                   150        13,024
==================================================================
                                                            37,365
==================================================================

INTERNET RETAIL-1.66%

eBay Inc.(a)                                     170        19,768
==================================================================

INTERNET SOFTWARE & SERVICES-2.03%

Yahoo! Inc.(a)                                   640        24,115
==================================================================

INVESTMENT BANKING & BROKERAGE-0.77%

Bear Stearns Cos. Inc. (The)                      90         9,208
==================================================================

IT CONSULTING & OTHER SERVICES-1.79%

Accenture Ltd.-Class A (Bermuda)(a)              790        21,330
==================================================================

MANAGED HEALTH CARE-3.29%

UnitedHealth Group Inc.                          340        29,930
------------------------------------------------------------------
WellPoint Inc.(a)                                 80         9,200
==================================================================
                                                            39,130
==================================================================

MOTORCYCLE MANUFACTURERS-1.89%

Harley-Davidson, Inc.                            370        22,478
==================================================================

MOVIES & ENTERTAINMENT-0.58%

Pixar(a)                                          80         6,849
==================================================================

OFFICE ELECTRONICS-1.56%

Xerox Corp.(a)                                 1,090        18,541
==================================================================

PERSONAL PRODUCTS-2.93%

Gillette Co. (The)                               780        34,928
==================================================================

PHARMACEUTICALS-3.84%

Johnson & Johnson                                720        45,662
==================================================================

PROPERTY & CASUALTY INSURANCE-0.83%

Allstate Corp. (The)                             190         9,827
==================================================================

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------

PUBLISHING-0.62%

McGraw-Hill Cos., Inc. (The)                      80    $    7,323
==================================================================

RESTAURANTS-5.26%

McDonald's Corp.                                 740        23,724
------------------------------------------------------------------
Starbucks Corp.(a)                               230        14,343
------------------------------------------------------------------
Yum! Brands, Inc.                                520        24,534
==================================================================
                                                            62,601
==================================================================

SEMICONDUCTORS-0.41%

Intel Corp.                                      210         4,912
==================================================================

SOFT DRINKS-1.62%

PepsiCo, Inc.                                    370        19,314
==================================================================

SPECIALTY STORES-2.58%

Staples, Inc.                                    910        30,676
==================================================================

STEEL-0.97%

Nucor Corp.                                      220        11,515
==================================================================

SYSTEMS SOFTWARE-6.55%

Adobe Systems Inc.                               290        18,195
------------------------------------------------------------------
McAfee Inc.(a)                                   220         6,365
------------------------------------------------------------------
Microsoft Corp.                                  610        16,293
------------------------------------------------------------------
Oracle Corp.(a)                                  560         7,683
------------------------------------------------------------------
Symantec Corp.(a)                              1,140        29,366
==================================================================
                                                            77,902
==================================================================

THRIFTS & MORTGAGE FINANCE-3.09%

Countrywide Financial Corp.                      580        21,466
------------------------------------------------------------------
Doral Financial Corp. (Puerto Rico)              160         7,880
------------------------------------------------------------------
Golden West Financial Corp.                      120         7,370
==================================================================
                                                            36,716
==================================================================

TRADING COMPANIES & DISTRIBUTORS-1.06%

W.W. Grainger, Inc.                              190        12,658
==================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $986,948)                          1,173,129
==================================================================
TOTAL INVESTMENTS-98.60% (Cost $986,948)                 1,173,129
==================================================================
OTHER ASSETS LESS LIABILITIES-1.40%                         16,685
==================================================================
NET ASSETS-100.00%                                      $1,189,814
__________________________________________________________________
==================================================================

Investment Abbreviation:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost $986,948)      $1,173,129
------------------------------------------------------------
Cash                                                  18,101
------------------------------------------------------------
Receivables for:
  Dividends                                            1,404
------------------------------------------------------------
  Amount due from advisor                             11,460
------------------------------------------------------------
Investment for trustee deferred compensation           3,928
============================================================
    Total assets                                   1,208,022
____________________________________________________________
============================================================

LIABILITIES:

Trustee deferred compensation                          3,928
------------------------------------------------------------
Accrued administrative services fees                     716
------------------------------------------------------------
Accrued distribution fees -- Series II                    92
------------------------------------------------------------
Accrued transfer agent fees                               86
------------------------------------------------------------
Accrued operating expenses                            13,386
============================================================
    Total liabilities                                 18,208
============================================================
Net assets applicable to shares outstanding       $1,189,814
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                     $1,001,198
------------------------------------------------------------
Undistributed net investment income (loss)            (3,700)
------------------------------------------------------------
Undistributed net realized gain from investment
  securities                                           6,135
------------------------------------------------------------
Unrealized appreciation of investment securities     186,181
============================================================
                                                  $1,189,814
____________________________________________________________
============================================================

NET ASSETS:

Series I                                          $  595,506
____________________________________________________________
============================================================
Series II                                         $  594,308
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                              50,199
____________________________________________________________
============================================================
Series II                                             50,174
____________________________________________________________
============================================================
Series I:
  Net asset value per share                       $    11.86
____________________________________________________________
============================================================
Series II:
  Net asset value per share                       $    11.84
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $68)  $ 10,591
===========================================================

EXPENSES:

Advisory fees                                         8,341
-----------------------------------------------------------
Administrative services fees                         50,049
-----------------------------------------------------------
Custodian fees                                        8,274
-----------------------------------------------------------
Distribution fees -- Series II                        1,389
-----------------------------------------------------------
Transfer agent fees                                      76
-----------------------------------------------------------
Trustees' fees and retirement benefits               11,258
-----------------------------------------------------------
Reports to shareholders                               9,199
-----------------------------------------------------------
Professional fees                                    22,656
-----------------------------------------------------------
Other                                                    34
===========================================================
    Total expenses                                  111,276
===========================================================
Less: Fees waived, expenses reimbursed and
  expense offset arrangement                        (95,986)
===========================================================
    Net expenses                                     15,290
===========================================================
Net investment income (loss)                         (4,699)
===========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities         23,921
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                              79,217
-----------------------------------------------------------
Net gain from investment securities                 103,138
===========================================================
Net increase in net assets resulting from
  operations                                       $ 98,439
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 2004 and the period August 29, 2003 (date operations commenced) to December 31, 2003

                                                                 2004          2003
--------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (4,699)   $   (2,867)
--------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             23,921       (12,742)
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    79,217       106,964
======================================================================================
    Net increase in net assets resulting from operations          98,439        91,355
======================================================================================
Distributions to shareholders from net investment income:
  Series I                                                            --          (785)
--------------------------------------------------------------------------------------
  Series II                                                           --          (520)
======================================================================================
    Total distributions from net investment income                    --        (1,305)
======================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                        (1,457)           --
--------------------------------------------------------------------------------------
  Series II                                                       (1,457)           --
======================================================================================
    Total distributions from net realized gains                   (2,914)           --
======================================================================================
    Decrease in net assets resulting from distributions           (2,914)       (1,305)
======================================================================================
Share transactions-net:
  Series I                                                         1,457       500,795
--------------------------------------------------------------------------------------
  Series II                                                        1,457       500,530
======================================================================================
    Net increase in net assets resulting from share
     transactions                                                  2,914     1,001,325
======================================================================================
    Net increase in net assets                                    98,439     1,091,375
======================================================================================

NET ASSETS:

  Beginning of year                                            1,091,375            --
======================================================================================
  End of year (including undistributed net investment income
    (loss) of $(3,700) and $(1,131), respectively)            $1,189,814    $1,091,375
______________________________________________________________________________________
======================================================================================

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                         AIM V.I. LARGE CAP GROWTH FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, 0.70% of the next $1 billion of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $2 billion. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $8,341 and reimbursed expenses of $86,789.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $50,049 of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $76.

                         AIM V.I. LARGE CAP GROWTH FUND

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets through April 30, 2006. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $833 after AIM Distributors waived Plan fees of $556.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $300 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $300.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,788 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the year ended December 31, 2004 and the period August 29, 2003 (date operations commenced) through December 31, 2003 was as follows:

                                                               2004      2003
------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $1,312    $1,305
------------------------------------------------------------------------------
Long-term capital gain                                         1,602        --
==============================================================================
Total distributions                                           $2,914    $1,305
______________________________________________________________________________
==============================================================================

                         AIM V.I. LARGE CAP GROWTH FUND

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
--------------------------------------------------------------------------
Undistributed ordinary income                                   $      395
--------------------------------------------------------------------------
Undistributed long-term gain                                         5,740
--------------------------------------------------------------------------
Unrealized appreciation -- investments                             186,259
--------------------------------------------------------------------------
Temporary book/tax differences                                      (3,778)
--------------------------------------------------------------------------
Shares of beneficial interest                                    1,001,198
==========================================================================
Total net assets                                                $1,189,814
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily return of capital adjustments on certain investments.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation.

    The Fund utilized $5,215 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $1,141,722 and $1,129,336, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities          $190,448
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (4,189)
==============================================================================
Net unrealized appreciation of investment securities                $186,259
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $986,870.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2004, undistributed net investment income (loss) was increased by $2,130 and undistributed net realized gain was decreased by $2,130. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

                                         CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------------------------------------------
                                                                                              AUGUST 29, 2003
                                                                                              (DATE OPERATIONS
                                                                     YEAR ENDED                COMMENCED) TO
                                                                    DECEMBER 31,                DECEMBER 31,
                                                                        2004                        2003
                                                              ------------------------    ------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                        --          $   --        50,001      $  500,010
------------------------------------------------------------------------------------------------------------------
  Series II                                                       --              --        50,001         500,010
==================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       124           1,457            74             785
------------------------------------------------------------------------------------------------------------------
  Series II                                                      124           1,457            49             520
==================================================================================================================
                                                                 248          $2,914       100,125      $1,001,325
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Currently, all shares are owned by AIM.

                         AIM V.I. LARGE CAP GROWTH FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                           SERIES I
                                                              -----------------------------------
                                                                                    AUGUST 29,
                                                                                       2003
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2004                 2003
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.90               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.04)(a)            (0.03)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.03                 0.95
=================================================================================================
    Total from investment operations                               0.99                 0.92
=================================================================================================
Less distributions:
  Dividends from net investment income                               --                (0.02)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.03)                  --
=================================================================================================
    Total distributions                                           (0.03)               (0.02)
=================================================================================================
Net asset value, end of period                                   $11.86               $10.90
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    9.08%                9.16%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  596               $  546
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.33%(c)             1.33%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                9.88%(c)            14.54%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       (0.35)%(a)(c)        (0.73)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          104%                  37%
_________________________________________________________________________________________________
=================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.06) and (0.51)%, respectively.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average net assets of $556,395.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                         AIM V.I. LARGE CAP GROWTH FUND

                                                                           SERIES II
                                                              -----------------------------------
                                                                                    AUGUST 29,
                                                                                       2003
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2004                 2003
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $10.90               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)(a)            (0.03)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.03                 0.94
=================================================================================================
    Total from investment operations                               0.97                 0.91
=================================================================================================
Less distributions:
  Dividends from net investment income                               --                (0.01)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.03)                  --
=================================================================================================
    Total distributions                                           (0.03)               (0.01)
=================================================================================================
Net asset value, end of period                                   $11.84               $10.90
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    8.89%                9.11%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  594               $  546
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.48%(c)             1.48%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               10.13%(c)            14.79%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       (0.50)%(a)(c)        (0.88)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          104%                  37%
_________________________________________________________________________________________________
=================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.08) and (0.66)%, respectively.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $555,691.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM

                         AIM V.I. LARGE CAP GROWTH FUND
and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities

                         AIM V.I. LARGE CAP GROWTH FUND
of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                         AIM V.I. LARGE CAP GROWTH FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                         AIM V.I. LARGE CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Large Cap Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the one year in the period then ended and for the period August 29, 2003 (commencement of operations) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Large Cap Growth Fund as of December 31, 2004, the results of its operations for the year then ended, the statement of changes in net assets, and the financial highlights for the one year in the period then ended and for the period August 29, 2003 (commencement of operations) through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                         AIM V.I. LARGE CAP GROWTH FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Large Cap Growth Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                     WITHHOLDING
      TRUSTEES/MATTER                                VOTES FOR        AUTHORITY
--------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  485,251,764     20,583,220
      Frank S. Bayley..............................  485,193,740     20,641,244
      James T. Bunch...............................  485,846,832     19,988,152
      Bruce L. Crockett............................  485,356,560     20,478,424
      Albert R. Dowden.............................  485,381,238     20,453,746
      Edward K. Dunn, Jr. .........................  484,642,618     21,192,366
      Jack M. Fields...............................  485,417,523     20,417,461
      Carl Frischling..............................  484,781,819     21,053,165
      Robert H. Graham.............................  485,247,575     20,587,409
      Gerald J. Lewis..............................  484,388,317     21,446,667
      Prema Mathai-Davis...........................  484,212,736     21,622,248
      Lewis F. Pennock.............................  485,257,174     20,577,810
      Ruth H. Quigley..............................  483,391,857     22,443,127
      Louis S. Sklar...............................  484,592,297     21,242,687
      Larry Soll, Ph.D. ...........................  484,654,198     21,180,786
      Mark H. Williamson...........................  484,890,948     20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                         AIM V.I. LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE AND/
NAME, YEAR OF BIRTH AND           OR OFFICER       PRINCIPAL OCCUPATION(S)                OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST   SINCE            DURING PAST 5 YEARS                    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946    1993             Director and Chairman, A I M           None
   Trustee, Vice Chair and                         Management Group Inc. (financial
   President                                       services holding company); Director
                                                   and Vice Chairman, AMVESCAP PLC and
                                                   Chairman, AMVESCAP PLC -- AIM
                                                   Division (parent of AIM and a global
                                                   investment management firm)
                                                   Formerly: President and Chief
                                                   Executive Officer, A I M Management
                                                   Group Inc.; Director, Chairman and
                                                   President, A I M Advisors, Inc.
                                                   (registered investment advisor);
                                                   Director and Chairman, A I M Capital
                                                   Management, Inc. (registered
                                                   investment advisor), A I M
                                                   Distributors, Inc. (registered
                                                   broker dealer), AIM Investment
                                                   Services, Inc., (registered transfer
                                                   agent), and Fund Management Company
                                                   (registered broker dealer); and
                                                   Chief Executive Officer, AMVESCAP
                                                   PLC -- Managed Products
------------------------------------------------------------------------------------------------------------------------------

   Mark H.                        2003             Director, President and Chief          None
   Williamson(2) -- 1951                           Executive Officer, A I M Management
   Trustee and Executive Vice                      Group Inc. (financial services
   President                                       holding company); Director, Chairman
                                                   and President, A I M Advisors, Inc.
                                                   (registered investment advisor);
                                                   Director, A I M Capital Management,
                                                   Inc. (registered investment advisor)
                                                   and A I M Distributors, Inc.
                                                   (registered broker dealer); Director
                                                   and Chairman, AIM Investment
                                                   Services, Inc. (registered transfer
                                                   agent), Fund Management Company
                                                   (registered broker dealer) and
                                                   INVESCO Distributors, Inc.
                                                   (registered broker dealer); and
                                                   Chief Executive Officer, AMVESCAP
                                                   PLC -- AIM Division (parent of AIM
                                                   and a global investment management
                                                   firm)
                                                   Formerly: Director, Chairman,
                                                   President and Chief Executive
                                                   Officer, INVESCO Funds Group, Inc.;
                                                   President and Chief Executive
                                                   Officer, INVESCO Distributors, Inc.;
                                                   Chief Executive Officer, AMVESCAP
                                                   PLC -- Managed Products; Chairman
                                                   and Chief Executive Officer of
                                                   NationsBanc Advisors, Inc.; and
                                                   Chairman of NationsBanc Investments,
                                                   Inc.
------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944   1993             Chairman, Crockett Technology          ACE Limited (insurance company); and
   Trustee and Chair                               Associates (technology consulting      Captaris, Inc. (unified messaging
                                                   company)                               provider)
------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936           2004             Retired                                None
   Trustee
                                                   Formerly: President and Chief
                                                   Executive Officer, AMC Cancer
                                                   Research Center; and Chairman and
                                                   Chief Executive Officer, First
                                                   Columbia Financial Corporation
------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939        2001             Retired                                Badgley Funds, Inc. (registered
   Trustee                                                                                investment company)
                                                   Formerly: Partner, law firm of Baker
                                                   & McKenzie
------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942         2004             Co-President and Founder, Green,       None
   Trustee                                         Manning & Bunch Ltd., (investment
                                                   banking firm); and Director, Policy
                                                   Studies, Inc. and Van Gilder
                                                   Insurance Corporation
------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941       2000             Director of a number of public and     Cortland Trust, Inc. (Chairman)
   Trustee                                         private business corporations,         (registered investment company);
                                                   including the Boss Group Ltd.          Annuity and Life Re (Holdings), Ltd.
                                                   (private investment and management)    (insurance company)
                                                   and Magellan Insurance Company
                                                   Formerly: Director, President and
                                                   Chief Executive Officer, Volvo Group
                                                   North America, Inc.; Senior Vice
                                                   President, AB Volvo; and director of
                                                   various affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935    1998             Retired                                None
   Trustee
                                                   Formerly: Chairman, Mercantile
                                                   Mortgage Corp.; President and Chief
                                                   Operating Officer, Mercantile-Safe
                                                   Deposit & Trust Co.; and President,
                                                   Mercantile Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952         1997             Chief Executive Officer, Twenty        Administaff, and Discovery Global
   Trustee                                         First Century Group, Inc.              Education Fund (non-profit)
                                                   (government affairs company) and
                                                   Texana Timber LP (sustainable
                                                   forestry company)
------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937        1993             Partner, law firm of Kramer Levin      Cortland Trust, Inc. (registered
   Trustee                                         Naftalis and Frankel LLP               investment company)
------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933        2004             Chairman, Lawsuit Resolution           General Chemical Group, Inc.
   Trustee                                         Services (California)
                                                   Formerly: Associate Justice of the
                                                   California Court of Appeals
------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950     1998             Formerly: Chief Executive Officer,     None
   Trustee                                         YWCA of the USA
------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                         AIM V.I. LARGE CAP GROWTH FUND

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director, Chief Fixed Income      N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President and
                                                      Senior Portfolio Manager, INVESCO
                                                      Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President,
                                                      Director of Sector Management and Senior
                                                      Portfolio Manager, INVESCO Institutional
                                                      (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. (See footnote (4)
                                                      below.)
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.


OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA
                                                       Houston, TX 77046-1173   19103-3659

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 100% is eligible for the dividends received deduction for corporations.
The Fund distributed long-term capital gains of $1,602 for the Fund's tax year ended December 31, 2004.

                         AIM V.I. LARGE CAP GROWTH FUND

                                               AIM V.I. MID CAP CORE EQUITY FUND
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS

                                               AIM V.I. MID CAP CORE EQUITY FUND
                                   seeks to provide long-term growth of capital.

Unless otherwise stated,information presented in this report is as of 12/31/04 and is based on total net assets.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.


======================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A
CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE
PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.
======================================================

=====================================================         [YOUR GOALS. OUR SOLUTIONS.]       [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE           --Registered Trademark--               --Registered Trademark--
=====================================================

MANAGEMENT'S DISCUSSION OF FUND                                                                    AIM V.I. MID CAP CORE EQUITY FUND
PERFORMANCE

This fund invests in mid-cap companies       HOW WE INVEST                                 purchase select undervalued companies
with attractive long-term growth                                                           with strong long-term prospects.
prospects--companies that are managed by     Throughout the year we adhered to our
good stewards of capital whose track         investment discipline. We invest in              Nine of 10 sectors contributed
records and business plans suggest a         growing companies with strong business        positively to fund performance for the
strong likelihood of success.                attributes that are experiencing some         year, and eight of them produced
                                             near-term price weakness due to               double-digit returns. The fund's returns
==========================================   temporary setbacks or market trends.          in energy, health care, consumer
FUND VS. INDEXES                             From such companies we select those with      discretionary and industrials provided
                                             both consistent free cash flow profiles       the most significant contribution to
Total returns, 12/31/03-12/31/04,            and management teams able to direct them      fund performance.
excluding variable product issuer charges.   through the setback and on to achieve
If variable product issuer charges were      long-term capital appreciation and lower         As stated, we focus on companies with
included, returns would be lower.            downside risk. We believe these               strong long-term potential that are
                                             attributes are consistent with the            experiencing some near-term distress.
Series I Shares                     13.82%   expectations shareholders have for a          This is often in contrast to prevailing
Series II Shares                    13.57    core equity fund designed to complement       market sentiment. For example, when oil
S&P 500 Index (Broad Market Index)  10.87    their more aggressive equity                  prices tapered from the historic highs
Russell Midcap Index                         investments.                                  seen in October, many investors
(Style-specific Index)              20.22                                                  indiscriminately sold energy stocks,
Lipper Mid-Cap Core Fund Index                                                             particularly oil service company stocks,
(Peer Group Index)                  15.44    MARKET CONDITIONS AND YOUR FUND               causing their prices to decline.

Source: Lipper, Inc.                         In the relatively flat market                    We used that opportunity to add to
==========================================   environment of spring and early summer        our existing positions in select oil
                                             2004, the fund outperformed its               service companies while adding new
   For the fiscal year ended December        benchmark market indexes, the S&P 500         positions in B. J. Services and FMC
31, 2004, the fund outperformed the          Index and the Russell Midcap Index. In        Technologies. Though such companies'
broad market index, the S&P 500 Index,       the fourth quarter of the year, the           short-term price movements are often
by almost 300 basis points (3.0%).           market rewarded the stocks of many            affected by oil prices, we believe that
Mid-sized companies broadly outperformed     companies with weaker financial               worldwide demand for oil will continue
larger companies, which are                  positions and less predictable earnings       to cause exploration and production
well-represented in the S&P 500 Index.       and cash flow profiles. Thus the market       companies to increase production, which
The fund's underperformance compared to      rewarded stocks that were not in the          directly benefits oil service companies.
the Russell Midcap Index can be              fund's portfolio because they did not
primarily attributed to an underweight       meet our investment criteria. Because of         Despite weakness in the fourth
position in a strong performing              its greater upward movement, the fourth       quarter, the energy sector was among the
financials sector and weak relative          quarter virtually determined the year's       best-performing sectors in both the fund
performance by the fund's holdings in        market results. However, while the            and its benchmarks for the year,
the information technology sector.           market focused on more cyclical stocks        consistent with the overall strength in
                                             rather than stocks with more stable           oil prices. Two of the fund's
                                             profiles, we found opportunities to           top-performing holdings in this sector,
                                                                                           Williams Co. and long-term holding Noble
                                                                                           Corp., also made strong contributions to
                                                                                           overall fund performance.

                                                                                              Republic Services, a long-term fund
                                                                                           holding in industrials, was among top
                                                                                           individual

====================================================================================================================================
PORTFOLIO COMPOSITION                     TOP 10 EQUITY HOLDINGS*                      TOP 10 INDUSTRIES*
------------------------------------------------------------------------------------------------------------------------------------
By sector                                  1. International Flavors &                   1. Specialty Chemicals                  6.2%
 1. Information Technology        16.5%       Fragrances Inc.                 2.5%      2. Regional Banks                       4.9
 2. Energy                        14.2     2. Republic Services, Inc.         2.2       3. Oil & Gas Exploration & Production   4.0
 3. Consumer Discretionary        12.9     3. Mohawk Industries, Inc.         2.2       4. Pharmaceuticals                      3.5
 4. Materials                     12.5     4. Williams Cos., Inc. (The)       2.0       5. Electronic Equipment Manufacturers   3.4
 5. Financials                    10.4     5. Forest Laboratories, Inc.       2.0       6. Semiconductors                       3.1
 6. Industrials                    6.9     6. Noble Corp. (Cayman Islands)    2.0       7. Publishing                           3.0
 7. Consumer Staples               5.8     7. Ceridian Corp.                  2.0       8. Oil & Gas Drilling                   3.0
 8. Health Care                    5.6     8. Wisconsin Energy Corp.          1.8       9. Application Software                 3.0
 9. Utilities                      2.9     9. Xerox Corp.                     1.8      10. Electric Utilities                   2.9
10. Telecommunication Services     1.1    10. Kroger Co. (The)                1.8
    Money Market Funds Plus Other
    Assets Less Liabilities       11.2

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.
====================================================================================================================================

                                                                                                   AIM V.I. MID CAP CORE EQUITY FUND

contributors to fund performance during      teams, with above-average long-term           The views and opinions expressed in
the period. We initially became              growth prospects relative to direct           Management's Discussion of Fund
interested in Republic Services two          competitors.                                  Performance are those of A I M Advisors,
years ago because it was producing high                                                    Inc. These views and opinions are
returns on invested capital as one of           The fund's underweight position in a       subject to change at any time based on
only a few leading companies in an           strong-performing financials sector also      factors such as market and economic
industry (waste management) with high        detracted from its relative performance.      conditions. These views and opinions may
barriers to entry. Its valuation became      For some time we have noted our               not be relied upon as investment advice
increasingly attractive due to investor      significant underweight in financials.        or recommendations, or as an offer for a
over-emphasis on the impact that the         Over the period, the financial sector         particular security. The information is
economic slowdown that encompassed much      appreciated on anticipation of takeover       not a complete analysis of every aspect
of 2001 and 2002 would have on revenues.     activity that, in general, did not            of any market, country, industry,
                                             materialize. However, we will continue        security or the fund. Statements of fact
   Therefore we were able to purchase an     to avoid the risks inherent in investing      are from sources considered reliable,
interest in Republic Services at a time      in financial firms with management teams      but A I M Advisors, Inc. makes no
when its market price was below what we      that use significant borrowing to             representation or warranty as to their
believed to be its fair value. As            generate earnings. Our concerns are           completeness or accuracy. Although
capital expenditures have recovered in       further escalated by the fact that the        historical performance is no guarantee
recent months, the strong market             cost of the primary product for many          of future results, these insights may
position of Republic Services has            financials firms--money--rises along          help you understand our investment
enabled it to generate significant           with interest rates.                          management philosophy.
returns.
                                                                                                            RONALD S. SLOAN,
   Following strong performance in 2003,     IN CLOSING                                                     Chartered Financial
information technology stocks were                                                               [SLOAN     Analyst, senior
generally flat during 2004. Though the       At the end of the year our                          PHOTO]     portfolio manager, is
sector enjoyed a strong fourth quarter,      company-by-company fundamental research                        lead manager of AIM
it was the worst-performing sector in        showed that businesses were finding it                         V.I. Mid Cap Core Equity
the Russell Midcap Index for the year        increasingly hard to squeeze out greater      Fund. Mr. Sloan has 34 years of
and a significant detractor from fund        efficiencies in productivity. That            experience in the investment industry.
performance for the period.                  research, as well as relatively high          He joined AIM in 1998. Mr. Sloan
                                             commodity prices, led us to believe that      attended the University of Missouri,
   In particular, semiconductor holdings     the economic environment did not support      where he received both a B.S. in
such as Microchip Technology suffered        above-average earnings growth for most        business administration and an M.B.A.
from questions regarding supply and          companies. Because of its emphasis on
demand issues within the industry.           companies with moderate yet stable            Assisted by the Mid/Large Cap Core Team
Consistent with our strategy of              earnings growth and reasonable
purchasing undervalued and reasonably        valuations, we believe the fund is well
priced stocks, we utilized this price        suited for shareholders who are looking
weakness in semiconductor stocks as an       for a core equity fund to complement
opportunity to increase our investment       more aggressive investments and provide
in the area. We were able to identify        downside protection if markets weaken.
several other quality companies that had     That is our view of the role of a core
experienced little erosion in profit         equity fund, and we were pleased that we
margins, despite a slight slowdown in        could do that in 2004.
orders. We believe these companies
represent industry leaders, managed by
highly competent management

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

   The fund may invest up to 25% of its assets in the securities of non-U.S. issuers.
International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the
U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

======================================================================================
TOTAL NET ASSETS                                                        $530.1 MILLION

TOTAL NUMBER OF HOLDINGS*                                                           76
======================================================================================            [RIGHT ARROW GRAPHIC]

                                                                                           FOR FURTHER INFORMATION ON YOUR FUND,
                                                                                           ITS EXPENSES AND ITS LONG-TERM
                                                                                           PERFORMANCE,PLEASE TURN THE PAGE.


                                                                                                   AIM V.I. MID CAP CORE EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                               return of 5% per year before expenses,
                                                                                           which is not the fund's actual return.
As a shareholder of the fund, you incur      The table below provides information          The hypothetical account values and
ongoing costs including management fees,     about actual account values and actual        expenses may not be used to estimate
distribution and/or service fees (12b-1)     expenses. You may use the information in      your actual ending account balance or
and other fund expenses. This example is     this table, together with the amount you      expenses you paid for the period. You
intended to help you understand your         invested, to estimate the expenses that       may use this information to compare the
ongoing costs (in dollars) of investing      you paid over the period. Simply divide       ongoing costs of investing in the fund
in the fund and to compare these costs       your account value by $1,000 (for             and other funds. To do so, compare this
with ongoing costs of investing in other     example, an $8,600 account value divided      5% hypothetical example with the 5%
mutual funds. The example is based on an     by $1,000 = 8.6), then multiply the           hypothetical examples that appear in the
investment of $1,000 invested at the         result by the number in the table under       shareholder reports of the other funds.
beginning of the period and held for the     the heading entitled "Actual Expenses
entire period, July 1,2004 - December        Paid During Period" to estimate the              Please note that the expenses shown
31, 2004.                                    expenses you paid on your account during      in the table are meant to highlight your
                                             this period.                                  ongoing costs only. Therefore, the
   The actual and hypothetical expenses                                                    hypothetical information is useful in
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR COMPARISON           comparing ongoing costs only, and will
the effect of any fees or other expenses     PURPOSES                                      not help you determine the relative
assessed in connection with a variable                                                     total costs of owning different funds.
product; if they did, the expenses shown     The table below also provides
would be higher while the ending account     information about hypothetical account
values shown would be lower.                 values and hypothetical expenses based
                                             on the fund's actual expense ratio and
                                             an assumed rate of


====================================================================================================================================
                                                      ACTUAL                                HYPOTHETICAL
                                                                                (5% ANNUAL RETURN BEFORE EXPENSES)

                    BEGINNING ACCOUNT    ENDING ACCOUNT        EXPENSES          ENDING ACCOUNT          EXPENSES
SHARE                      VALUE             VALUE            PAID DURING            VALUE             PAID DURING
CLASS                    (7/1/04)        (12/31/04)(1)         PERIOD(2)           (12/31/04)            PERIOD(2)
Series I                $1,000.00          $1,052.60            $5.37              $1,019.91               $5.28
Series II                1,000.00           1,051.60             6.65               1,018.65                6.55

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 5.26% and 5.16% for Series I and II shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.04% and 1.29% for Series I and II shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

                                                                                                  AIM V.I. MID CAP CORE EQUITY FUND

                                            =======================================================================================
YOUR FUND'S LONG-TERM PERFORMANCE           RESULTS OF A $10,000 INVESTMENT

Past performance cannot guarantee           9/10/01-12/31/04 Index data from 8/31/01
comparable future results.
                                                                               [MOUNTAIN CHART]
=======================================
AVERAGE ANNUAL TOTAL RETURNS                 Date       AIM V.I. Mid Cap    AIM V.I. Mid Cap            Russell      Lipper
                                                          Core Equity         Core Equity     S&P 500   Midcap      Mid-Cap
As of 12/31/04                                           Fund-Series I      Fund-Series II     Index     Index   Core Fund Index
                                             8/31/01       $10000               $10000        $10000    $10000       $10000
SERIES I SHARES                                 9/01         9560                 9560          9193      8794         8722
Inception (9/10/01)              10.30%        10/01         9920                 9920          9368      9142         9158
 1 Year                          13.82         11/01        10361                10361         10086      9908         9850
                                               12/01        10738                10722         10175     10306        10295
SERIES II SHARES                               01/02        10728                10722         10026     10245        10177
Inception (9/10/01)              10.08%        02/02        10849                10833          9833     10136        10001
 1 Year                          13.57         03/02        11300                11284         10203     10744        10675
=======================================        04/02        11150                11133          9585     10536        10499
                                               05/02        11220                11204          9514     10417        10286
The Series I and Series II shares invest       06/02        10529                10512          8837      9718         9542
in the same portfolio of securities and        07/02         9577                 9561          8148      8770         8575
will have substantially similar                08/02         9797                 9771          8201      8818         8673
performance, except to the extent that         09/02         9015                 8991          7311      8004         7980
expenses borne by each class differ.           10/02         9356                 9341          7954      8409         8355
                                               11/02         9957                 9932          8421      8993         8923
   The performance data quoted represent       12/02         9547                 9521          7927      8638         8506
past performance and cannot guarantee          01/03         9316                 9291          7720      8464         8338
comparable future results; current             02/03         9166                 9141          7604      8351         8162
performance may be lower or higher.            03/03         9136                 9100          7677      8434         8183
Please contact your variable product           04/03         9687                 9661          8309      9046         8800
issuer or financial advisor for the most       05/03        10509                10471          8747      9874         9539
recent month-end variable product              06/03        10639                10592          8858      9974         9707
performance. Performance figures reflect       07/03        10950                10902          9015     10303        10007
fund expenses, reinvested distributions        08/03        11350                11302          9190     10750        10450
and changes in net asset value.                09/03        11080                11032          9093     10616        10275
Investment return and principal value          10/03        11561                11513          9607     11426        11029
will fluctuate so that you may have a          11/03        11761                11703          9691     11747        11330
gain or loss when you sell shares.             12/03        12152                12096         10199     12099        11618
                                                1/04        12394                12329         10387     12450        11932
   AIM V.I. Mid Cap Core Equity Fund, a         2/04        12616                12551         10531     12718        12159
series portfolio of AIM Variable                3/04        12575                12510         10372     12721        12130
Insurance Funds, is currently offered           4/04        12646                12580         10209     12254        11748
through insurance companies issuing             5/04        12796                12731         10349     12558        11933
variable products. You cannot purchase          6/04        13139                13064         10550     12905        12258
shares of the fund directly. Performance        7/04        12606                12529         10201     12341        11634
figures given represent the fund and are        8/04        12555                12469         10242     12394        11590
not intended to reflect actual variable         9/04        12788                12701         10353     12797        11997
product values. They do not reflect            10/04        12990                12903         10511     13150        12194
sales charges, expenses and fees               11/04        13523                13427         10936     13951        12920
assessed in connection with a variable         12/04       $13831               $13738        $11308    $14545       $13411
product. Sales charges, expenses and
fees, which are determined by the                                                                      Source: Lipper, Inc.
variable product issuers, will vary and     =======================================================================================
will lower the total return.*
                                             and they do not reflect sales charges.
ABOUT INDEXES USED IN THIS REPORT            Performance of an index of funds
                                             reflects fund expenses; performance of a
The unmanaged Standard & Poor's              market index does not.
Composite Index of 500 Stocks (the S&P
500--Registered Trademark-- Index) is        OTHER INFORMATION
an index of common stocks frequently
used as a general measure of U.S. stock      The returns shown in the Management's
market performance.                          Discussion of Fund Performance are based
                                             on net asset values calculated for
   The unmanaged Russell Midcap              shareholder transactions. Generally
--Registered Trademark-- Index               accepted accounting principles require
represents the performance of the stocks     adjustments to be made to the net assets
of domestic mid-capitalization               of the fund at period end for financial
companies.                                   reporting purposes, and as such, the net
                                             asset values for shareholder
   The unmanaged Lipper Mid-Cap Core         transactions and the returns based on
Fund Index represents an average of the      those net asset values may differ from
performance of the 30 largest                the net asset values and returns
mid-capitalization core funds tracked by     reported in the Financial Highlights.
Lipper, Inc., an independent mutual fund
performance monitor.                            Industry classifications used in this
                                             report are generally according to the
   The fund is not managed to track the      Global Industry Classification Standard,
performance of any particular index,         which was developed by and is the
including the indexes defined here, and      exclusive property and a service mark of
consequently, the performance of the         Morgan Stanley Capital International
fund may deviate significantly from the      Inc. and Standard & Poor's.
performance of the index.

   A direct investment cannot be made in
an index. Unless otherwise indicated,
index results include reinvested
dividends,

*Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.



                                                                     VIMCCE-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-88.77%

ADVERTISING-1.24%

Valassis Communications, Inc.(a)                  188,000   $  6,581,880
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.43%

V. F. Corp.                                       137,000      7,587,060
========================================================================

APPLICATION SOFTWARE-2.98%

Fair Issac Corp.                                  140,500      5,153,540
------------------------------------------------------------------------
Intuit Inc.(a)                                    121,500      5,347,215
------------------------------------------------------------------------
Reynolds & Reynolds Co. (The)-Class A             199,700      5,294,047
========================================================================
                                                              15,794,802
========================================================================

BREWERS-1.25%

Heineken N.V. (Netherlands)(b)                    199,211      6,614,031
========================================================================

COMPUTER HARDWARE-1.87%

Diebold, Inc.                                     130,600      7,278,338
------------------------------------------------------------------------
Intergraph Corp.(a)                                98,300      2,647,219
========================================================================
                                                               9,925,557
========================================================================

CONSUMER FINANCE-0.60%

MoneyGram International, Inc.                     150,700      3,185,798
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.96%

Ceridian Corp.(a)                                 568,450     10,391,266
========================================================================

DISTRIBUTORS-1.20%

Genuine Parts Co.                                 144,700      6,375,482
========================================================================

DIVERSIFIED BANKS-0.74%

Comerica Inc.                                      64,450      3,932,739
========================================================================

DIVERSIFIED CHEMICALS-1.00%

Engelhard Corp.                                   172,900      5,302,843
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.05%

Rentokil Initial PLC (United Kingdom)(b)        1,966,600      5,558,799
========================================================================

ELECTRIC UTILITIES-2.92%

FPL Group, Inc.                                    78,850      5,894,037
------------------------------------------------------------------------
Wisconsin Energy Corp.                            283,800      9,566,898
========================================================================
                                                              15,460,935
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-3.42%

Agilent Technologies, Inc.(a)                     243,500      5,868,350
------------------------------------------------------------------------
Amphenol Corp.-Class A(a)                         143,300      5,264,842
------------------------------------------------------------------------
Mettler-Toledo International Inc.(a)              136,000      6,978,160
========================================================================
                                                              18,111,352
========================================================================

ENVIRONMENTAL SERVICES-2.21%

Republic Services, Inc.                           349,700     11,728,938
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

FERTILIZERS & AGRICULTURAL CHEMICALS-1.41%

Scotts Co. (The)-Class A(a)                       101,700   $  7,476,984
========================================================================

FOOD RETAIL-1.75%

Kroger Co. (The)(a)                               529,600      9,289,184
========================================================================

GENERAL MERCHANDISE STORES-0.79%

Family Dollar Stores, Inc.                        133,700      4,175,451
========================================================================

HEALTH CARE SERVICES-2.11%

IMS Health Inc.                                   226,600      5,259,386
------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                   142,300      5,919,680
========================================================================
                                                              11,179,066
========================================================================

HOME FURNISHINGS-2.20%

Mohawk Industries, Inc.(a)                        127,650     11,648,062
========================================================================

INDUSTRIAL MACHINERY-2.64%

Dover Corp.                                       168,900      7,083,666
------------------------------------------------------------------------
ITT Industries, Inc.                               81,900      6,916,455
========================================================================
                                                              14,000,121
========================================================================

INTEGRATED OIL & GAS-2.32%

Amerada Hess Corp.                                 88,975      7,329,761
------------------------------------------------------------------------
Murphy Oil Corp.                                   61,525      4,949,686
========================================================================
                                                              12,279,447
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.06%

CenturyTel, Inc.                                  158,700      5,629,089
========================================================================

LEISURE PRODUCTS-1.41%

Mattel, Inc.                                      382,850      7,461,747
========================================================================

METAL & GLASS CONTAINERS-2.52%

Ball Corp.                                        135,600      5,963,688
------------------------------------------------------------------------
Pactiv Corp.(a)                                   291,500      7,372,035
========================================================================
                                                              13,335,723
========================================================================

OFFICE ELECTRONICS-1.80%

Xerox Corp.(a)                                    561,000      9,542,610
========================================================================

OFFICE SERVICES & SUPPLIES-1.00%

Herman Miller, Inc.                                 3,800        104,994
------------------------------------------------------------------------
Pitney Bowes Inc.                                 112,400      5,201,872
========================================================================
                                                               5,306,866
========================================================================

OIL & GAS DRILLING-2.99%

Nabors Industries, Ltd. (Bermuda)(a)              101,900      5,226,451
------------------------------------------------------------------------
Noble Corp. (Cayman Islands)(a)                   213,400     10,614,516
========================================================================
                                                              15,840,967
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.84%

BJ Services Co.                                   109,700      5,105,438
------------------------------------------------------------------------
FMC Technologies, Inc.(a)                         160,950      5,182,590
------------------------------------------------------------------------

                       AIM V.I. MID CAP CORE EQUITY FUND

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

Smith International, Inc.(a)                       87,300   $  4,749,993
========================================================================
                                                              15,038,021
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-4.00%

Apache Corp.                                      103,800      5,249,166
------------------------------------------------------------------------
Newfield Exploration Co.(a)                        84,300      4,977,915
------------------------------------------------------------------------
Pioneer Natural Resources Co.                     153,900      5,401,890
------------------------------------------------------------------------
Plains Exploration & Production Co.(a)            214,900      5,587,400
========================================================================
                                                              21,216,371
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-2.02%

Williams Cos., Inc. (The)                         659,000     10,735,110
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.03%

Principal Financial Group, Inc.                     3,800        155,572
========================================================================

PACKAGED FOODS & MEATS-2.84%

Campbell Soup Co.                                 244,600      7,311,094
------------------------------------------------------------------------
Tate & Lyle PLC (United Kingdom)(b)               856,900      7,751,719
========================================================================
                                                              15,062,813
========================================================================

PAPER PRODUCTS-1.39%

Georgia-Pacific Corp.                             196,100      7,349,828
========================================================================

PHARMACEUTICALS-3.52%

Forest Laboratories, Inc.(a)                      238,800     10,712,568
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        266,900      7,969,634
========================================================================
                                                              18,682,202
========================================================================

PROPERTY & CASUALTY INSURANCE-1.44%

ACE Ltd. (Cayman Islands)                         178,700      7,639,425
========================================================================

PUBLISHING-3.01%

Belo Corp.-Class A                                210,200      5,515,648
------------------------------------------------------------------------
Knight-Ridder, Inc.                                71,480      4,784,871
------------------------------------------------------------------------
Lee Enterprises, Inc.                               4,800        221,184
------------------------------------------------------------------------
New York Times Co. (The)-Class A                  132,850      5,420,280
========================================================================
                                                              15,941,983
========================================================================

REGIONAL BANKS-4.93%

City National Corp.                                59,750      4,221,338
------------------------------------------------------------------------
Compass Bancshares, Inc.                           86,100      4,190,487
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
REGIONAL BANKS-(CONTINUED)

Hibernia Corp.-Class A                            154,500   $  4,559,295
------------------------------------------------------------------------
Hudson United Bancorp                              91,300      3,595,394
------------------------------------------------------------------------
Marshall & Ilsley Corp.                            96,900      4,282,980
------------------------------------------------------------------------
TCF Financial Corp.                               164,100      5,274,174
========================================================================
                                                              26,123,668
========================================================================

REINSURANCE-1.02%

RenaissanceRe Holdings Ltd. (Bermuda)             104,200      5,426,736
========================================================================

RESTAURANTS-1.61%

Outback Steakhouse, Inc.                          116,000      5,310,480
------------------------------------------------------------------------
Wendy's International, Inc.                        81,600      3,203,616
========================================================================
                                                               8,514,096
========================================================================

SEMICONDUCTORS-3.07%

Microchip Technology Inc.                         181,450      4,837,457
------------------------------------------------------------------------
National Semiconductor Corp.                      345,100      6,194,545
------------------------------------------------------------------------
Xilinx, Inc.                                      176,900      5,245,085
========================================================================
                                                              16,277,087
========================================================================

SPECIALTY CHEMICALS-6.17%

International Flavors & Fragrances Inc.           311,800     13,357,512
------------------------------------------------------------------------
Rohm & Haas Co.                                   119,400      5,281,062
------------------------------------------------------------------------
Sigma-Aldrich Corp.                               119,400      7,218,924
------------------------------------------------------------------------
Valspar Corp. (The)                               136,950      6,848,870
========================================================================
                                                              32,706,368
========================================================================

SYSTEMS SOFTWARE-1.42%

Computer Associates International, Inc.           243,200      7,553,792
========================================================================

THRIFTS & MORTGAGE FINANCE-1.59%

New York Community Bancorp, Inc.                  229,000      4,710,530
------------------------------------------------------------------------
Webster Financial Corp.                            73,000      3,696,720
========================================================================
                                                               8,407,250
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $406,993,594)                          470,547,121
========================================================================

MONEY MARKET FUNDS-11.29%

Liquid Assets Portfolio-Institutional
  Class(c)                                     29,925,367     29,925,367
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    29,925,367     29,925,367
========================================================================
    Total Money Market Funds (Cost
      $59,850,734)                                            59,850,734
========================================================================
TOTAL INVESTMENTS-100.06% (Cost $466,844,328)                530,397,855
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.06%)                           (296,832)
========================================================================
NET ASSETS-100.00%                                          $530,101,023
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign securities is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $19,924,549, which represented 3.76% of the Fund's Total Investments. See
    Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $406,993,594)                                  $470,547,121
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $59,850,734)                               59,850,734
=============================================================
    Total investments (cost $466,844,328)         530,397,855
=============================================================
Receivables for:
  Investments sold                                    648,404
-------------------------------------------------------------
  Fund shares sold                                    111,552
-------------------------------------------------------------
  Dividends                                           599,942
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 19,030
=============================================================
    Total assets                                  531,776,783
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            1,021,421
-------------------------------------------------------------
  Amount due custodian                                 15,529
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              25,897
-------------------------------------------------------------
Accrued administrative services fees                  556,350
-------------------------------------------------------------
Accrued distribution fees--Series II                   17,162
-------------------------------------------------------------
Accrued transfer agent fees                             4,126
-------------------------------------------------------------
Accrued operating expenses                             35,275
=============================================================
    Total liabilities                               1,675,760
=============================================================
Net assets applicable to shares outstanding      $530,101,023
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $457,315,045
-------------------------------------------------------------
Undistributed net investment income                   263,985
-------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                 8,968,103
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                63,553,890
=============================================================
                                                 $530,101,023
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $496,606,099
_____________________________________________________________
=============================================================
Series II                                        $ 33,494,924
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           37,873,215
_____________________________________________________________
=============================================================
Series II                                           2,569,325
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      13.11
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      13.04
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $48,798)                                       $ 4,360,509
------------------------------------------------------------
Dividends from affiliated money market funds         794,231
============================================================
    Total investment income                        5,154,740
============================================================

EXPENSES:

Advisory fees                                      2,917,207
------------------------------------------------------------
Administrative services fees                       1,088,325
------------------------------------------------------------
Custodian fees                                        53,295
------------------------------------------------------------
Distribution fees -- Series II                        38,171
------------------------------------------------------------
Transfer agent fees                                   18,383
------------------------------------------------------------
Trustees' fees and retirement benefits                21,146
------------------------------------------------------------
Other                                                 75,412
============================================================
    Total expenses                                 4,211,939
============================================================
Less: Fees waived and expenses reimbursed            (12,901)
============================================================
    Net expenses                                   4,199,038
============================================================
Net investment income                                955,702
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                           31,839,329
------------------------------------------------------------
  Foreign currencies                                  19,874
============================================================
                                                  31,859,203
============================================================
Change in net unrealized appreciation of:
  Investment securities                           22,026,986
------------------------------------------------------------
  Foreign currencies                                      11
============================================================
                                                  22,026,997
============================================================
Net gain from investment securities and foreign
  currencies                                      53,886,200
============================================================
Net increase in net assets resulting from
  operations                                     $54,841,902
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    955,702    $     18,241
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  31,859,203       3,119,954
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           22,026,997      41,836,612
==========================================================================================
    Net increase in net assets resulting from operations        54,841,902      44,974,807
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (718,225)             --
------------------------------------------------------------------------------------------
  Series II                                                         (6,789)             --
==========================================================================================
    Total distributions from net investment income                (725,014)             --
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                     (21,198,394)     (1,650,955)
------------------------------------------------------------------------------------------
  Series II                                                     (1,381,970)        (26,270)
==========================================================================================
    Total distributions from net realized gains                (22,580,364)     (1,677,225)
==========================================================================================
    Decrease in net assets resulting from distributions        (23,305,378)     (1,677,225)
==========================================================================================
Share transactions-net:
  Series I                                                     173,142,571     182,089,750
------------------------------------------------------------------------------------------
  Series II                                                     27,385,946       3,163,852
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              200,528,517     185,253,602
==========================================================================================
    Net increase in net assets                                 232,065,041     228,551,184
==========================================================================================

NET ASSETS:

  Beginning of year                                            298,035,982      69,484,798
==========================================================================================
  End of year (including undistributed net investment income
    of $263,985 and $13,423, respectively)                    $530,101,023    $298,035,982
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Mid Cap Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise stated.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
                       AIM V.I. MID CAP CORE EQUITY FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% of the first $500 million of the Fund's average daily net assets, plus 0.70% of the next $500 million of the Fund's average daily net assets, plus 0.675% of the next $500 million of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or
                       AIM V.I. MID CAP CORE EQUITY FUND
discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $12,691.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $210 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $1,088,325, of which AIM retained $102,546 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $18,383.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit Total Annual Fund Operating Expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $38,171.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION    MARKET VALUE    DIVIDEND     REALIZED
FUND               12/31/03         AT COST         FROM SALES      (DEPRECIATION)     12/31/04       INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $31,340,710     $100,023,336     $(101,438,679)       $   --        $29,925,367    $400,315      $   --
----------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            31,340,710      100,023,336      (101,438,679)           --         29,925,367     393,916          --
============================================================================================================================
  Total           $62,681,420     $200,046,672     $(202,877,358)       $   --        $59,850,734    $794,231      $   --
____________________________________________________________________________________________________________________________
============================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $3,155,849 and $3,090,909, respectively.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,464 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
---------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $12,675,049    $1,677,225
---------------------------------------------------------------------------------------
  Long-term capital gain                                       10,630,329            --
=======================================================================================
Total distributions                                           $23,305,378    $1,677,225
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed ordinary income                                 $  1,962,664
--------------------------------------------------------------------------
Undistributed long-term gain                                     7,700,820
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          63,140,869
--------------------------------------------------------------------------
Temporary book/tax differences                                     (18,376)
--------------------------------------------------------------------------
Shares of beneficial interest                                  457,315,046
==========================================================================
Total net assets                                              $530,101,023
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $363.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund did not have a capital loss carryforward as of December 3, 2004.

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $357,611,582 and $191,058,047, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $65,174,910
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,034,404)
===============================================================================
Net unrealized appreciation of investment securities               $63,140,506
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $467,257,349.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses on December 31, 2004, undistributed net investment income was increased by $19,874 and undistributed net realized gain
(loss) was decreased by $19,874. Further, as a result of tax deferrals acquired in the reorganization of Phoenix AIM Mid Cap Equity Fund unto the Fund, undistributed net realized gain (loss) was decreased by $20,440 and shares of beneficial interest increased by $20,440. These reclassifications had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    12,423,728    $157,026,231    18,564,670    $196,407,917
----------------------------------------------------------------------------------------------------------------------
  Series II                                                    2,804,689      35,484,099       365,523       4,040,389
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                     1,688,491      21,916,619            --              --
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      107,656       1,388,760            --              --
======================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                     1,345,483      18,110,202            --              --
======================================================================================================================
Reacquired:
  Series I                                                    (1,883,158)    (23,910,481)   (1,431,786)    (14,318,167)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                     (748,758)     (9,486,913)      (87,420)       (876,537)
======================================================================================================================
                                                              15,738,131    $200,528,517    17,410,987    $185,253,602
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 79% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of Interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.
(b) As of the opening of business on December 6, 2004, the Fund acquired all of the net assets of Phoenix-AIM Mid Cap Equity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on September 14, 2004 and Phoenix-AIM Mid Cap Equity Fund shareholders on May 11, 2004. The acquisition was accomplished by a tax-free exchange of 1,345,483 shares of the Fund for 1,441,644 shares of Phoenix-AIM Mid Cap Equity Fund outstanding as of the close of business on December 3, 2004 Phoenix-AIM Mid Cap Equity Fund's net assets at that date of $18,110,202 including $2,490,250 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $490,802,188.

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                                                    SEPTEMBER 10, 2001
                                                                                                     (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,            COMMENCED) TO
                                                              ----------------------------------       DECEMBER 31,
                                                                2004           2003       2002             2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.06       $   9.53    $ 10.72          $10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.03(a)        0.00(a)   (0.02)(a)         0.00
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.63           2.60      (1.17)           0.74
======================================================================================================================
    Total from investment operations                              1.66           2.60      (1.19)           0.74
======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.02)            --         --           (0.02)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.59)         (0.07)        --              --
======================================================================================================================
Net asset value, end of period                                $  13.11       $  12.06    $  9.53          $10.72
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  13.82%         27.31%    (11.10)%          7.37%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $496,606       $293,162    $68,271          $9,500
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.04%(c)       1.07%      1.30%           1.27%(d)(e)
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets       0.25%(c)       0.01%     (0.22)%         (0.08)%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                          55%            37%        36%             20%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)Calculated using average shares outstanding.
(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)Ratios are based on average daily net assets of $387,105,179.
(d)Annualized.
(e)After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 5.16%.
(f)Not annualized for periods less than one year.

                                                                                    SERIES II
                                                              -----------------------------------------------------
                                                                                                 SEPTEMBER 10, 2001
                                                                                                  (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,          COMMENCED) TO
                                                              -------------------------------       DECEMBER 31,
                                                               2004          2003      2002             2001
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.01       $9.51     $ 10.71          $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.00)(a)   (0.03)(a)   (0.04)(a)        (0.01)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.62        2.60       (1.16)           0.73
===================================================================================================================
    Total from investment operations                             1.62        2.57       (1.20)           0.72
===================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.00)         --          --           (0.01)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.59)      (0.07)         --              --
===================================================================================================================
Net asset value, end of period                                $ 13.04       $12.01    $  9.51          $10.71
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                 13.57%      27.05%     (11.20)%          7.22%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $33,495       $4,874    $ 1,214          $  536
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets                          1.29%(c)    1.32%       1.45%(d)         1.44%(d)(e)
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets     (0.00)%(c)  (0.24)%     (0.37)%         (0.25)%(e)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(f)                                         55%         37%         36%             20%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)Calculated using average shares outstanding.
(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)Ratios are based on average daily net assets of $15,268,262.
(d)After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.55% and 5.44% (annualized), for the year ended December 31, 2002 and September 10, 2001 (Date operations commenced) to December 31, 2001, respectively.
(e)Annualized.
(f)Not annualized for periods less than one year.

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid on and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the

                       AIM V.I. MID CAP CORE EQUITY FUND
future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the

                       AIM V.I. MID CAP CORE EQUITY FUND

United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                       AIM V.I. MID CAP CORE EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Mid Cap Core Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Mid Cap Core Equity Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 10, 2001 (commencement of operations) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                       AIM V.I. MID CAP CORE EQUITY FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Mid Cap Core Equity Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                       WITHHOLDING
        TRUSTEES/MATTER                                VOTES FOR        AUTHORITY
----------------------------------------------------------------------------------
(1)*    Bob R. Baker.................................  485,251,764     20,583,220
        Frank S. Bayley..............................  485,193,740     20,641,244
        James T. Bunch...............................  485,846,832     19,988,152
        Bruce L. Crockett............................  485,356,560     20,478,424
        Albert R. Dowden.............................  485,381,238     20,453,746
        Edward K. Dunn, Jr. .........................  484,642,618     21,192,366
        Jack M. Fields...............................  485,417,523     20,417,461
        Carl Frischling..............................  484,781,819     21,053,165
        Robert H. Graham.............................  485,247,575     20,587,409
        Gerald J. Lewis..............................  484,388,317     21,446,667
        Prema Mathai-Davis...........................  484,212,736     21,622,248
        Lewis F. Pennock.............................  485,257,174     20,577,810
        Ruth H. Quigley..............................  483,391,857     22,443,127
        Louis S. Sklar...............................  484,592,297     21,242,687
        Larry Soll, Ph.D. ...........................  484,654,198     21,180,786
        Mark H. Williamson...........................  484,890,948     20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                       AIM V.I. MID CAP CORE EQUITY FUND

TRUSTEES AND OFFICERS

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                       AIM V.I. MID CAP CORE EQUITY FUND

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------


   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director, Chief Fixed Income      N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President and
                                                      Senior Portfolio Manager, INVESCO
                                                      Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President,
                                                      Director of Sector Management and Senior
                                                      Portfolio Manager, INVESCO Institutional
                                                      (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. (See footnote (4)
                                                      below.)
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA
                                                       Houston, TX 77046-1173   19103-3659
COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Foley & Lardner LLP                                    AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 27.18% is eligible for the dividends received deduction for corporations.
                       AIM V.I. MID CAP CORE EQUITY FUND

                                                      AIM V.I. MONEY MARKET FUND
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS

   AIM V.I. MONEY MARKET FUND seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.


The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form NQ. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the dropdown menu.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A
CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE
PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ EACH CAREFULLY BEFORE
INVESTING.
===================================================

===================================================           [YOUR GOALS. OUR SOLUTIONS.]    [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE            --Registered Trademark--             --Registered Trademark--
===================================================

AIM V.I. MONEY MARKET FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The year 2004 ended on a positive note for     All in all, it ended up a good year for    three objectives: safety of principal,
both the economy and for shareholders of    American investors, and there were a          liquidity and the highest possible yield
AIM V.I. Money Market Fund.                 number of solid economic numbers to report    consistent with safety of principal.
                                            as of the end of the year.                    Although a money market fund seeks to
   In response to evidence of a solid and                                                 maintain the value of your investment at
expanding economy, beginning in June 2004,  o U.S. gross domestic product (GDP) rose      $1.00 per share, it is possible to lose
the U.S. Federal Reserve (the Fed) raised   each quarter during 2004. And respondents     money investing in the fund.
its federal funds target rate. Five rate    to the BusinessWeek magazine survey
rises took that overnight rate from a       foresaw 2005 GDP growth at 3.5%, above the       Thank you for your continued
decades-low 1.00%, where it stood at the    post-World War II average of 3.4%.            participation in AIM V.I. Money Market
beginning of 2004, to 2.25% by the close                                                  Fund.
of the fiscal year.                         o The Institute for Supply Management's
                                            manufacturing and nonmanufacturing            The views and opinions expressed here are
   This helped boost yields on short-term   indexes--based on surveys of purchasing       those of A I M Advisors, Inc. These views
securities such as money market funds. At   managers in industries that together cover    and opinions are subject to change at any
the close of 2003, the seven-day SEC yield  more than 70% of the U.S. economy--both       time based on factors such as market and
on Series I shares of the fund had stood    continued to rise during December and         economic conditions. These views and
at 0.46%; at the close of 2004, the         remained in very strong territory.            opinions may not be relied upon as
seven-day SEC yield on Series I shares                                                    investment advice or recommendations, or
stood at 1.52%. For Series II shares, the   o Thomson First Call, which tracks            as an offer for a particular security.
seven-day SEC yield as of December 31,      corporate earnings and other information      Statements of fact are from sources
2004, was 1.27%, up from 0.21% a year       for clients in financial service              considered reliable, but A I M Advisors,
earlier.                                    industries, estimated S&P 500 Index           Inc. makes no representation or warranty
                                            earnings to be up 10.6% in 2005.              as to their completeness or accuracy.
MARKET CONDITIONS                                                                         Although historical performance is no
                                               In fact, given the strength of the         guarantee of future results, these
After nine months of slow growth, equity    economy and of business, many anticipate      insights may help you understand our
markets rallied late in the year to         the Fed will continue to raise rates          investment management philosophy.
produce solid results for 2004. The S&P     during 2005. Should this happen, it would
500 Index was up almost 11% for the year    give a further boost to yields for            The unmanaged Standard & Poor's Composite
as a whole, but that includes the 9.23%     investors in money market funds such as       Index of 500 Stocks (the S&P
total return for the fourth quarter alone.  AIM V.I. Money Market Fund.                   500--Registered Trademark-- Index) is an
For bonds, the turning point came earlier.                                                index of common stocks frequently used as
Almost all of the 4.34% return produced by  YOUR FUND                                     a general measure of U.S. stock market
the Lehman U.S. Aggregate Bond Index came                                                 performance.
during the second half of the year.         Regardless of Fed policy or economic
                                            conditions, your fund continues to focus      The unmanaged Lehman U.S. Aggregate Bond
                                            on                                            Index, which represents the U.S.
                                                                                          investment-grade fixed-rate bond market
                                                                                          (including government and corporate
                                                                                          securities, mortgage pass-through
                                                                                          securities and assetbacked securities), is
                                                                                          compiled by Lehman Brothers, a global
                                                                                          investment bank.

                                                                                          Team managed by A I M Advisors, Inc.

------------------------------------------------------------------------------------------------------------------------------------

==========================================  The performance data quoted represent past    fund and are not intended to reflect
PORTFOLIO COMPOSITION BY MATURITY           performance and cannot guarantee              actual variable product values. They do
------------------------------------------  comparable future results; current            not reflect sales charges, expenses and
Maturity Distribution of Fund Holdings      performance may be lower or higher. Please    fees assessed in connection with a
In days, as of 12/31/04                     see your variable product issuer or           variable product. Sales charges, expenses
                                            financial advisor for the most recent         and fees, which are determined by the
1-7                                 51.9%   month-end variable product performance.       variable product issuers, will vary and
8-30                                30.1    Performance figures reflect fund expenses,    will lower the total return. Per NASD
31-90                               12.8    reinvested distributions and changes in       requirements, the most recent month-end
91-120                               5.0    net asset value. Investment return and        performance data at the fund level,
121+                                 0.0    principal value will fluctuate so that you    excluding variable product charges, is
OTHER ASSETS LESS LIABILTIES         0.2    may have a gain or loss when you sell         available on this AIM automated
                                            shares.                                       information line, 866-702-4402. As
The maturity of each holding is determined                                                mentioned above, for the most recent
in accordance with the provisions of Rule      AIM V.I. Money Market Fund, a series       month-end performance including variable
2a-7 under the Investment Company Act of    portfolio of AIM Variable Insurance Funds,    product charges, please contact your
1940.                                       is currently offered through insurance        variable product issuer or financial
==========================================  companies issuing variable products. You      consultant.
                                            cannot purchase shares of the fund
                                            directly. Performance figures given
                                            represent the

AIM V.I. MONEY MARKET FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                              hypothetical expenses based on the fund's
                                                                                          actual expense ratio and an assumed rate
As a shareholder of the fund, you incur      The table below provides information about   of return of 5% per year before expenses,
ongoing costs including management fees,     actual account values and actual expenses.   which is not the Fund's actual return. The
distribution and/or service fees (12b-1)     You may use the information in this table,   hypothetical account values and expenses
and other fund expenses. This example is     together with the amount you invested, to    may not be used to estimate your actual
intended to help you understand your         estimate the expenses that you paid over     ending account balance or expenses you
ongoing costs (in dollars) of investing in   the period. Simply divide your account       paid for the period. You may use this
the fund and to compare these costs with     value by $1,000 (for example, an $8,600      information to compare the ongoing costs
ongoing costs of investing in other mutual   account value divided by $1,000 = 8.6),      of investing in the fund and other funds.
funds. The example is based on an            then multiply the result by the number in    To do so, compare this 5% hypothetical
investment of $1,000 invested at the         the table under the heading entitled         example with the 5% hypothetical examples
beginning of the period and held for the     "Actual Expenses Paid During Period" to      that appear in the shareholder reports of
entire period July 1, 2004 - December 31,    estimate the expenses you paid on your       the other funds.
2004.                                        account during this period.
                                                                                             Please note that the expenses shown in
   The actual and hypothetical expenses in   HYPOTHETICAL EXAMPLE FOR                     the table are meant to highlight your
the examples below do not represent the      COMPARISON PURPOSES                          ongoing costs only. Therefore, the
effect of any fees or other expenses                                                      hypothetical information is useful in
assessed in connection with a variable       The table below also provides information    comparing ongoing costs only, and will not
product; if they did, the expenses shown     about hypothetical account values and        help you determine the relative total
would be higher while the ending account                                                  costs of owning different funds.
values shown would be lower.


====================================================================================================================================
                                                                ACTUAL                                 HYPOTHETICAL
                                                                                           (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES          ENDING ACCOUNT           EXPENSES
    SHARE                  VALUE                     VALUE              PAID DURING            VALUE              PAID DURING
    CLASS                 (7/1/04)               (12/31/04)(1)          PERIOD(2)           (12/31/04)             PERIOD(2)
   Series I              $1,000.00                 $1,005.00              $3.83               $1,021.32              $3.86
   Series II              1,000.00                  1,003.70               5.09                1,020.06               5.13


(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 0.50% and 0.37% for Series I and II shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (0.76% and 1.01% for Series I and II shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the onehalf year period).
====================================================================================================================================




                                                                      VIMKT-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                           PAR
                                               MATURITY   (000)       VALUE
------------------------------------------------------------------------------
COMMERCIAL PAPER-39.81%(A)

ASSET-BACKED SECURITIES- COMMERCIAL LOANS/
  LEASES-7.02%

Atlantis One Funding Corp. (Rabobank -ABS
  Program Sponsor) (Acquired 10/07/04; Cost
  $2,067,153) 2.03%(b)                         02/02/05   $2,081   $ 2,077,480
------------------------------------------------------------------------------
  (Acquired 09/22/04; Cost $634,747) 2.03%(b)  03/14/05     641        638,470
------------------------------------------------------------------------------
Fountain Square Commercial Funding Corp.
  (Fifth Third Bank-ABS Program Sponsor)
  (Acquired 10/04/04; Cost $1,492,391)
  1.99%(b)                                     01/04/05   1,500      1,499,917
------------------------------------------------------------------------------
                                                                     4,215,867
==============================================================================

ASSET-BACKED SECURITIES- CONSUMER
  RECEIVABLES-2.48%

Thunder Bay Funding, LLC (Royal Bank of
  Canada-ABS Program Sponsor) (Acquired
  12/27/04; Cost $1,492,826) 2.38%(b)          01/18/05   1,495      1,493,517
==============================================================================

ASSET-BACKED SECURITIES-FULLY BACKED-15.83%

Blue Spice LLC (Deutsche Bank A.G.-ABS
  Program Sponsor) (Acquired 10/04/04; Cost
  $1,989,829) 1.99%(b)                         01/04/05   2,000      1,999,889
------------------------------------------------------------------------------
Concord Minutemen Capital Co., LLC- Series A
  (Liberty Hampshire Co.-ABS Program Sponsor)
  (Acquired 11/24/04; Cost $2,985,750)
  2.25%(b)                                     02/08/05   3,000      2,990,319
------------------------------------------------------------------------------
Govco, Inc. (Citibank N.A.-ABS Program
  Sponsor) (Acquired 10/21/04; Cost
  $1,989,522) 2.05%(b)                         01/21/05   2,000      1,997,950
------------------------------------------------------------------------------
Triple-A One Funding Corp. (MBIA Insurance
  Corp.-Program Sponsor) (Acquired 12/27/04;
  Cost $2,520,329) 2.38%(b)                    01/18/05   2,524      2,521,497
==============================================================================
                                                                     9,509,655
==============================================================================

ASSET-BACKED SECURITIES-MULTI-PURPOSE-5.21%

Edison Asset Securitization, LLC (GE Capital
  Corp.-ABS Program Sponsor) (Acquired
  10/06/04; Cost $1,986,712) 2.01%(b)          02/02/05   2,000      1,996,650
------------------------------------------------------------------------------
Falcon Asset Securitization Corp. (JPMorgan
  Chase Bank-ABS Program Sponsor) (Acquired
  12/27/04; Cost $1,130,828) 2.38%(b)          01/25/05   1,133      1,131,352
==============================================================================
                                                                     3,128,002
==============================================================================

                                                           PAR
                                               MATURITY   (000)       VALUE
------------------------------------------------------------------------------


ASSET-BACKED SECURITIES-TRADE
  RECEIVABLES-4.28%

Eureka Securitization, Inc. (Citicorp North
  America, Inc.-ABS Program Sponsor)
  (Acquired 12/14/04; Cost $2,569,767)
  2.35%(b)                                     01/26/05   $2,577   $ 2,573,131
==============================================================================

DIVERSIFIED BANKS-4.99%

UBS Finance Delaware LLC 2.37%                 01/24/05   3,000      2,995,853
==============================================================================
    Total Commercial Paper (Cost $23,916,025)                       23,916,025
==============================================================================
VARIABLE RATE DEMAND NOTES-18.66%(C)

INSURED-7.41%(D)

Michigan (State of) Western Michigan
  University; Taxable Series 2002 B RB
  2.42%(e)                                     11/15/32   2,920      2,920,000
------------------------------------------------------------------------------
Omaha (City of), Nebraska;
  Special Tax Redevelopment Taxable
  Series 2002 B RB,
  2.52%(e)                                     02/01/13   1,530      1,530,000
==============================================================================
                                                                     4,450,000
==============================================================================

LETTER OF CREDIT-11.25%(F)

Albuquerque (City of), New Mexico
  (Ktech Corp. Project); Taxable Series 2002
  IDR (LOC-Wells Fargo Bank N.A.),
  2.52%(e)                                     11/01/22   1,600      1,600,000
------------------------------------------------------------------------------
Corp. Finance Managers Inc., Floating Rate
  Notes (LOC-Wells Fargo Bank N.A.) 2.52%(e)   02/02/43   1,825      1,825,000
------------------------------------------------------------------------------
Dome Corp.; Floating Rate Notes (LOC-Wachovia
  Bank N.A.) (Acquired 12/20/02; Cost
  $665,000) 2.44%(b)(e)                        08/31/16     665        665,000
------------------------------------------------------------------------------
Folk Financial Services Inc.-Series A,
  Floating Rate Loan Program Notes
  (LOC-National City Bank)
  2.55%(e)                                     10/15/27      85         85,000
------------------------------------------------------------------------------
Moon (City of), Pennsylvania Industrial
  Development Authority (One Thorn Run
  Project); Taxable Series 1995 IDR
  (LOC-National City Bank),
  2.51%(e)                                     11/01/15   1,385      1,385,000
------------------------------------------------------------------------------
Roman Catholic Diocese of Charlotte; Series
  2002 Floating Rate Bonds (LOC-Wachovia Bank
  N.A.)
  2.42%(e)                                     05/01/14   1,200      1,200,000
==============================================================================
                                                                     6,760,000
==============================================================================
    Total Variable Rate Demand Notes (Cost
      $11,210,000)                                                  11,210,000
==============================================================================

                           AIM V.I. MONEY MARKET FUND


                                                           PAR
                                               MATURITY   (000)       VALUE
------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-6.03%

FULLY BACKED-1.66%

Racers Trust-Series 2004-6-MM, Floating Rate
  Notes (Acquired 04/13/04; Cost $1,000,000)
  2.41%(b)(g)                                  05/20/05   $1,000   $ 1,000,000
==============================================================================
STRUCTURED-4.37%

Holmes Financing (No. 8) PLC
  (United Kingdom)-Series 8, Class 1A,
  Floating Rate Bonds
  2.35%(g)                                     04/15/05   1,000      1,000,000
------------------------------------------------------------------------------
Residential Mortgage Securities (United
  Kingdom)-Series 17A, Class A-1, Floating
  Rate Bonds (Acquired 02/10/04; Cost
  $1,626,140)
  2.40%(b)(g)                                  02/14/05   1,626      1,626,140
==============================================================================
                                                                     2,626,140
==============================================================================
    Total Asset-Backed Securities (Cost
      $3,626,140)                                                    3,626,140
==============================================================================
CERTIFICATES OF DEPOSIT-4.99%

Fortis Bank S.A./N.V. (Netherlands)
  1.25%                                        01/10/05   1,000      1,000,000
------------------------------------------------------------------------------
Northern Rock PLC (United Kingdom)
  2.25%                                        04/04/05   2,000      2,000,000
==============================================================================
    Total Certificates of Deposit (Cost
      $3,000,000)                                                    3,000,000
==============================================================================
FUNDING AGREEMENTS-3.33%

New York Life Insurance Co.(Acquired
  04/07/04; Cost $2,000,000)
  2.36%(b)(g)(h)                               04/06/05   2,000      2,000,000
==============================================================================
MASTER NOTE AGREEMENTS-3.33%

Merrill Lynch Mortgage Capital, Inc.(Acquired
  08/23/04; Cost $2,000,000)
  2.45%(b)(i)(j)                               02/23/05   2,000      2,000,000
==============================================================================

                                                           PAR
                                               MATURITY   (000)       VALUE
------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-1.66%

FEDERAL HOME LOAN BANK(FHLB)-1.66%

Unsec. Bonds, (Cost $1,000,000)
  1.35%                                        04/29/05   $1,000   $ 1,000,000
==============================================================================
MEDIUM-TERM NOTES-1.17%

MetLife Global Funding, Floating Rate Global
  MTN (Acquired 11/10/04; Cost $700,503)
  2.46%(b)(g)                                  12/28/05     700        700,503
==============================================================================
    Total Investments (excluding Repurchase
      Agreements) (Cost $47,452,668)                                47,452,668
==============================================================================
REPURCHASE AGREEMENTS-20.86%

Bank of America Securities LLC
  2.27%(k)                                     01/03/05   2,000      2,000,000
------------------------------------------------------------------------------
Barclays Capital Inc.-New York Branch (United
  Kingdom)
  2.27%(l)                                     01/03/05   2,000      2,000,000
------------------------------------------------------------------------------
Greenwich Capital Markets, Inc.-New York
  Branch (United Kingdom)
  2.28%(m)                                     01/03/05   2,000      2,000,000
------------------------------------------------------------------------------
Morgan Stanley & Co. Inc.
  2.20%(n)                                     01/03/05   4,532      4,532,059
------------------------------------------------------------------------------
Wachovia Securities, Inc.
  2.27%(o)                                     01/03/05   2,000      2,000,000
==============================================================================
    Total Repurchase Agreements (Cost
      $12,532,059)                                                  12,532,059
==============================================================================
TOTAL INVESTMENTS-99.84% (Cost
  $59,984,727)(p)                                                   59,984,727
==============================================================================
OTHER ASSETS LESS LIABILITIES-0.16%                                     98,648
==============================================================================
NET ASSETS-100.00%                                                 $60,083,375
______________________________________________________________________________
==============================================================================

Investment Abbreviations:

ABS     - Asset Backed Security
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
MTN     - Medium Term Notes
RB      - Revenue Bonds
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security may be traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $28,911,815, which represented 48.12% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice.
(d) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp.
(e) Interest rate is redetermined weekly. Rate shown is the rate in effect on December 31, 2004.
(f) Principal and interest payments are fully enhanced by a letter from the bank listed or a predecessor bank, branch or subsidiary.
(g) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.
(h) Security considered to be illiquid. The market value of this security is considered illiquid at December 31, 2004 represented 3.33% of the Fund's Net Assets.
(i) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates
(j) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one or two business day's notice based on the timing of the demand. The interest rate on master notes is redetermined daily. Rate shown is the rate in effect on December 31, 2004.

                           AIM V.I. MONEY MARKET FUND

(k) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $250,047,292. Collateralized by $250,293,646 U.S. Government obligation, 5.50% due 04/01/34 with an aggregate market value at 12/31/04 of $255,000,001. The amount to be received upon repurchase by the Fund is $2,000,378.
(l) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $250,047,292. Collateralized by $251,692,482 U.S. Government obligations, 4.00% to 7.50% due 01/01/08 to 01/01/35 with an aggregate market value at 12/31/04 of $255,000,000. The amount to be received upon repurchase by the Fund is $2,000,378.
(m) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $250,047,500. Collateralized by $273,583,000 U.S. Government obligations, 0% to 9.38% due 01/15/05 to 11/15/30 with an aggregate market value at 12/31/04 of $255,000,054. The amount to be received upon repurchase by the Fund is $2,000,380.
(n) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $500,091,667. Collateralized by $478,940,000 U.S. Government obligations, 3.50% to 6.38% due 10/19/07 to 04/01/36 with an aggregate market value at 12/31/04 of $516,644,298. The amount to be received upon repurchase by the Fund is $4,532,890.
(o) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $250,047,292. Collateralized by $251,257,431 U.S. Government obligations, 3.50% to 5.50% due 01/01/19 to 01/01/35 with an aggregate market value at 12/31/04 of $255,000,001. The amount to be received upon repurchase by the Fund is $2,000,378.
(p) Also represents cost for federal income tax purposes.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, excluding repurchase agreements,
  at value (cost $47,452,668)                    $47,452,668
------------------------------------------------------------
Repurchase agreements (cost $12,532,059)          12,532,059
============================================================
    Total investments (cost $59,984,727)          59,984,727
============================================================
Receivables for:
  Fund shares sold                                   161,156
------------------------------------------------------------
  Interest                                            62,187
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                53,697
============================================================
    Total assets                                  60,261,767
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              26,200
------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             58,546
------------------------------------------------------------
Accrued administrative services fees                  74,758
------------------------------------------------------------
Accrued distribution fees -- Series II                 4,282
------------------------------------------------------------
Accrued transfer agent fees                              124
------------------------------------------------------------
Accrued operating expenses                            14,482
============================================================
    Total liabilities                                178,392
============================================================
Net assets applicable to shares outstanding      $60,083,375
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $60,077,031
------------------------------------------------------------
Undistributed net investment income                    6,344
============================================================
                                                 $60,083,375
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $54,007,723
____________________________________________________________
============================================================
Series II                                        $ 6,075,652
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                          54,005,821
____________________________________________________________
============================================================
Series II                                          6,076,128
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      1.00
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      1.00
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                           $993,846
===========================================================

EXPENSES:

Advisory fees                                       279,009
-----------------------------------------------------------
Administrative services fees                        177,043
-----------------------------------------------------------
Custodian fees                                        3,900
-----------------------------------------------------------
Distribution fees -- Series II                        8,981
-----------------------------------------------------------
Transfer agent fees                                   4,851
-----------------------------------------------------------
Trustees' fees and retirement benefits               13,036
-----------------------------------------------------------
Professional fees                                    29,537
-----------------------------------------------------------
Other                                                16,536
===========================================================
    Total expenses                                  532,893
===========================================================
Less: Expenses reimbursed                              (112)
-----------------------------------------------------------
    Net expenses                                    532,781
===========================================================
Net investment income                               461,065
===========================================================
Net increase in net assets resulting from
  operations                                       $461,065
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004              2003
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    461,065      $    625,624
============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (436,246)         (610,648)
--------------------------------------------------------------------------------------------
  Series II                                                        (24,819)          (14,976)
============================================================================================
     Decrease in net assets resulting from distributions          (461,065)         (625,624)
============================================================================================
Share transactions-net:
  Series I                                                     (23,498,214)      (42,030,863)
--------------------------------------------------------------------------------------------
  Series II                                                      3,693,695        (5,448,303)
============================================================================================
     Net increase (decrease) in net assets resulting from
      share transactions                                       (19,804,519)      (47,479,166)
============================================================================================
     Net increase (decrease) in net assets                     (19,804,519)      (47,479,166)
============================================================================================
Net assets:
  Beginning of year                                             79,887,894       127,367,060
============================================================================================
  End of year (including undistributed net investment income
     of $6,344 and $0, respectively)                          $ 60,083,375      $ 79,887,894
____________________________________________________________________________________________
============================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Money Market Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Each company listed in the Schedule of Investments is organized in the United States of America unless other wise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities

                           AIM V.I. MONEY MARKET FUND
     reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally paid annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the SEC, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% on the first $250 million of the Fund's average daily net assets, plus 0.35% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $112 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement the year ended December 31, 2004, AIM was paid $177,043, of which AIM retained $50,000 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $4,851.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to

                           AIM V.I. MONEY MARKET FUND
the extent necessary to limit total annual fund operating Expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $8,981.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,786 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 4--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2004.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                2004        2003
----------------------------------------------------------------------------------
Ordinary income                                               $461,065    $625,624
__________________________________________________________________________________
==================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                 2004
-------------------------------------------------------------------------
Undistributed ordinary income                                 $    61,533
-------------------------------------------------------------------------
Temporary book/tax differences                                    (55,189)
-------------------------------------------------------------------------
Shares of beneficial interest                                  60,077,031
=========================================================================
Total net assets                                              $60,083,375
_________________________________________________________________________
=========================================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

NOTE 6--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions and non-deductible expenses on December 31, 2004, undistributed net investment income was increased by $6,344, undistributed net realized gain (loss) was decreased by $1,426 and shares of beneficial interest decreased by $4,918. This reclassification had no effect on the net assets of the Fund.

                           AIM V.I. MONEY MARKET FUND

NOTE 7--SHARE INFORMATION


                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                         2004                            2003
                                                              ---------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     30,161,445    $ 30,161,445     123,982,671    $ 123,982,671
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                    13,875,916      13,875,916      81,320,924       81,320,924
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        436,232         436,232         610,648          610,648
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                        24,822          24,822          14,976           14,976
==========================================================================================================================
Reacquired:
  Series I                                                    (54,095,891)    (54,095,891)   (166,624,182)    (166,624,182)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                   (10,207,043)    (10,207,043)    (86,784,203)     (86,784,203)
==========================================================================================================================
                                                              (19,804,519)   $(19,804,519)    (47,479,166)   $ (47,479,166)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 89% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor are parties to participation agreements with these entities whereby these entities sell units if interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

NOTE 8--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                               2004          2003        2002        2001       2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $  1.00    $   1.00    $   1.00    $  1.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.01          0.01        0.01        0.04       0.06
======================================================================================================================
Less distributions from net investment income                   (0.01)        (0.01)      (0.01)      (0.04)     (0.06)
======================================================================================================================
Net asset value, end of period                                $  1.00       $  1.00    $   1.00    $   1.00    $  1.00
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(a)                                                  0.69%         0.58%       1.19%       3.61%      5.83%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $54,008       $77,505    $119,536    $128,277    $73,864
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                          0.75%(b)      0.66%       0.67%       0.64%      0.71%
======================================================================================================================
Ratio of net investment income to average net assets             0.67%(b)      0.59%       1.18%       3.36%      5.66%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)  Ratios are based on average daily net assets of $66,159,841.

                           AIM V.I. MONEY MARKET FUND


                                                                                   SERIES II
                                                              ----------------------------------------------------
                                                                                                 DECEMBER 16, 2001
                                                                                                 (DATE SALES
                                                                  YEAR ENDED DECEMBER 31,        COMMENCED) TO
                                                              -------------------------------    DECEMBER 31,
                                                               2004          2003       2002        2001
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $  1.00    $ 1.00          $1.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.00         0.003      0.01           0.00
==================================================================================================================
Less distributions from net investment income                   (0.00)       (0.003)    (0.01)         (0.00)
==================================================================================================================
Net asset value, end of period                                $  1.00       $  1.00    $ 1.00          $1.00
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(a)                                                  0.44%         0.33%     0.93%          0.05%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 6,076       $ 2,382    $7,831          $ 997
==================================================================================================================
Ratio of expenses to average net assets                          1.00%(b)      0.91%     0.92%          0.89%(c)
==================================================================================================================
Ratio of net investment income to average net assets             0.42%(b)      0.34%     0.93%          3.11%(c)
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)  Ratios are based on average daily net assets of $3,592,467.
(c)  Annualized.

NOTE 9--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

                           AIM V.I. MONEY MARKET FUND

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

                           AIM V.I. MONEY MARKET FUND

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                           AIM V.I. MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Money Market Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                           AIM V.I. MONEY MARKET FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Money Market Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                        WITHHOLDING
        TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
-----------------------------------------------------------------------------------
(1)*    Bob R. Baker.................................  485,251,764      20,583,220
        Frank S. Bayley..............................  485,193,740      20,641,244
        James T. Bunch...............................  485,846,832      19,988,152
        Bruce L. Crockett............................  485,356,560      20,478,424
        Albert R. Dowden.............................  485,381,238      20,453,746
        Edward K. Dunn, Jr. .........................  484,642,618      21,192,366
        Jack M. Fields...............................  485,417,523      20,417,461
        Carl Frischling..............................  484,781,819      21,053,165
        Robert H. Graham.............................  485,247,575      20,587,409
        Gerald J. Lewis..............................  484,388,317      21,446,667
        Prema Mathai-Davis...........................  484,212,736      21,622,248
        Lewis F. Pennock.............................  485,257,174      20,577,810
        Ruth H. Quigley..............................  483,391,857      22,443,127
        Louis S. Sklar...............................  484,592,297      21,242,687
        Larry Soll, Ph.D. ...........................  484,654,198      21,180,786
        Mark H. Williamson...........................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                           AIM V.I. MONEY MARKET FUND

TRUSTEES AND OFFICERS

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                           AIM V.I. MONEY MARKET FUND

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                       HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA   None
   Trustee                                          of the USA
--------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993             Partner, law firm of Pennock & Cooper     None
   Trustee
--------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                   None
   Trustee
--------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993             Executive Vice President, Development     None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
--------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004             Retired                                   None
   Trustee
--------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004             Senior Vice President, A I M Management   N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
--------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,          N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; and Senior Vice
                                                    President and General Counsel, Liberty
                                                    Funds Group, LLC and Vice President,
                                                    A I M Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993             Managing Director, Chief Fixed Income     N/A
   Vice President                                   Officer and Senior Investment Officer,
                                                    A I M Capital Management, Inc. and Vice
                                                    President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993             Managing Director and Director of Money   N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M  N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004             Senior Portfolio Manager, A I M           N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President and
                                                    Senior Portfolio Manager, INVESCO
                                                    Institutional (N.A.), Inc.
--------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004             Senior Portfolio Manager, A I M           N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President,
                                                    Director of Sector Management and Senior
                                                    Portfolio Manager, INVESCO Institutional
                                                    (N.A.), Inc.
--------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993             Director of Cash Management, Managing     N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999             Executive Vice President, A I M           N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc. (See footnote (4)
                                                    below.)
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.


OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA
                                                       Houston, TX 77046-1173   19103-3659

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           The Bank of New York
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           2 Hanson Place
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            Brooklyn, NY 11217-1431
                              919 Third Avenue         Houston, TX 77210-4739
                              New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 0.00% is eligible for the dividends received deduction for corporations.

                           AIM V.I. MONEY MARKET FUND

                                                    AIM V.I. PREMIER EQUITY FUND
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS

                         AIM V.I. PREMIER EQUITY FUND seeks to provide long-term
                             growth of capital. Income is a secondary objective.


Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

======================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A
CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE
PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.
======================================================

======================================================        YOUR GOALS. OUR SOLUTIONS.         [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE          --Registered Trademark--                --Registered Trademark--
======================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                        AIM V.I. PREMIER EQUITY FUND

Since the fund's last annual report, the     core, value and growth. Each investment       or equity valuations.
fund's management and investment             team manages its discipline
approach have changed. Though it has         independently. These highly experienced       MARKET CONDITIONS AND YOUR FUND
only been seven months since these           AIM teams were put together for this
changes were implemented, we believe the     fund to ensure complete coverage of the       For the first 10 months of 2004, the
long-term result will be consistent,         spectrum of large-cap opportunities and       domestic equity broad market was
competitive performance in a variety of      to offer a large-cap core fund designed       relatively flat, as evidenced by the S&P
market environments.                         to capture the upside of the market           500 Index's year-to-date return on
                                             while offering better capital                 October 31, 2004, of just over 3%.
=======================================      preservation in more difficult times.         Though gross domestic product (GDP)
FUND VS. INDEXES                                                                           growth had been steady and corporate
                                                The core team identifies growing           earnings had been strong, rising oil
TOTAL RETURNS, 12/31/03-12/31/04,            companies whose stock prices may be           prices, geopolitical events and the
EXCLUDING VARIABLE PRODUCT ISSUER            experiencing some near-term distress. By      uncertainty surrounding the U.S.
CHARGES. IF VARIABLE PRODUCT ISSUER          applying rigorous fundamental research        presidential election had dampened the
CHARGES WERE INCLUDED, RETURNS WOULD         that focuses on cash flow analysis, the       effects of generally good economic news
BE LOWER.                                    team identifies companies with                during the period. With the election
                                             management teams that are capable of          results determined and oil prices
Series I Shares                  5.77%       weathering any near-term challenges           declining, the market rally during the
                                             while successfully generating improving       last two months of 2004 provided impetus
Series II Shares                 5.49        levels of free cash flow.                     for the return of the S&P 500 Index to
                                                                                           increase to 10.87% for the year.
S&P 500 Index (Broad Market                     The value team capitalizes on the
and Style-specific Index)       10.87        fact that stock prices are more volatile         As stated, our purpose in managing
                                             than business values, primarily because       this fund is to capture the upside of
Lipper Large-Cap Core Fund                   investors overreact to news. The team         the market while offering better capital
Index (Peer Group Index)         8.29        seeks to invest when a significant            preservation in more difficult times.
                                             difference exists between stock's market      Our strategy for accomplishing this
Source: Lipper, Inc.                         price and our estimate of the company's       purpose is to provide carefully selected
=======================================      intrinsic value. We believe that a            exposure to the entire spectrum of
                                             diversified portfolio of stocks               large-cap opportunities by employing
   For the year ended December 31,           purchased during intervals of marked          three distinct investment disciplines.
2004, the fund's underperformance can        disparity between market price and            During the period, the growth discipline
generally be attributed to weak              estimated intrinsic value can result in       outperformed the core and value
performance in the fund's holdings in        a strong long-term performance.               disciplines, which produced more muted
the financials, information technology                                                     returns. Conversely, we expect that
and consumer discretionary sectors              The growth team, through                   there will be future periods wherein the
relative to its peer group and the S&P       quantitative and rigorous fundamental         value and core disciplines buffer any
500 Index.                                   analysis, identifies companies                weakness in the growth discipline.
                                             generating sustainable, above-average
HOW WE INVEST                                earnings growth and cash flow growth             The fund's holdings in energy and
                                             that is not fully reflected in investor       industrials were the top contributors to
As described in our semiannual report to     expectations                                  fund performance. Specifically, in the
shareholders, on April 20, 2004, changes                                                   industrials sector, Tyco and Masco
were made to the management of the fund                                                    provided excellent returns for the year.
which initiated a multi-team approach.                                                     These companies made specific
As a result, the fund is now managed by                                                    improvements in the execution of their
three distinct teams, each representing                                                    businesses, which our
one of the three investment disciplines:

===================================================================================================================================
PORTFOLIO COMPOSITION                     TOP 10 EQUITY HOLDINGS*                          TOP 10 INDUSTRIES*
-----------------------------------------------------------------------------------------------------------------------------------
By Sector                                  1. Tyco International Ltd.                       1. Pharmaceuticals                 8.9%
                                              (Bermuda)                      3.0%           2. Industrial Conglomerates        4.7
 1. Information Technology        16.6%    2. Waste Management, Inc.         1.8            3. Systems Software                4.6
 2. Health Care                   15.7     3. Computer Associates                           4. Packaged Foods & Meats          3.8
 3. Industrials                   14.8        International, Inc.            1.7            5. Integrated Oil & Gas            3.8
 4. Financials                    13.3     4. General Mills, Inc.            1.5            6. Oil & Gas Equipment
 5. Consumer Discretionary        11.8     5. Kroger Co. (The)               1.5               & Services                      2.8
 6. Consumer Staples               9.9     6. General Electric Co.           1.5            7. Property & Casualty Insurance   2.6
 7. Energy                         8.2     7. Microsoft Corp.                1.4            8. Semiconductors                  2.5
 8. Materials                      1.9     8. Citigroup Inc.                 1.4            9. Investment Banking
 9. Utilities                      1.0     9. Masco Corp.                    1.4               & Brokerage                     2.3
10. Telecommunication Services     0.5    10. Morgan Stanley                 1.4           10. Other Diversified Financial
    Money Market Funds Plus Other                                                                  Services                    2.1
    Assets Less Liabilities        6.3
                                                                                           TOTAL NET ASSETS            $1.7 BILLION
                                                                                           TOTAL NUMBER OF HOLDINGS*            144

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.
===================================================================================================================================

                                                                                                  AIM V.I. PREMIER EQUITY FUND

research had identified through our          consumer spending. However, despite           A I M Advisors, Inc. These views and
in-depth review of their management          strong individual performances from           opinions are subject to change at any
practices. As a result, both companies       diverse names across the fund's three         time based on factors such as market and
significantly outperformed the               disciplines, including Nike, Starwood         economic conditions. These views and
industrials sector of the index.             Hotels & Resorts, and eBay, consumer          opinions may not be relied upon as
                                             discretionary stocks in the fund's            investment advice or recommendations, or
   Oil prices increased throughout the       portfolio generally underperformed their      as an offer for a particular security.
first three quarters of the year,            index counterparts. In particular,            The information is not a complete
reaching an all-time high of $55 a           select media stocks detracted,                analysis of every aspect of any market,
barrel in October. Most areas of the         coinciding with reports of generally          country, industry, security or the fund.
energy sector produced strong returns        lower-than-expected advertising revenues      Statements of fact are from sources
for the year, including exploration and      across the industry. These holdings           considered reliable, but A I M Advisors,
production companies, drillers, and oil      included broadcasting stock Viacom,           Inc. makes no representation or warranty
services companies. Energy was the           which the fund no longer owns,                as to their completeness or accuracy.
best-performing sector in the S&P 500        advertising stock Interpublic and             Although historical performance is no
Index, and, as a group, the fund's           publishers Gannett, New York Times and        guarantee of future results, these
holdings in the sector broadly               Tribune Co. At the close of the period,       insights may help you understand our
participated in the upswing.                 we remained committed to our investments      investment management philosophy.
                                             in the latter four companies, as we
   The fund's holdings in financials,        believe they are guided by strong                              RONALD S. SLOAN,
information technology and consumer          management teams with track records of                         Chartered Financial
discretionary detracted from its             growing free cash flow and allocating it          [SLOAN       Analyst, senior
performance relative to the index. In        to the benefit of shareholders                    PHOTO]       portfolio manager, is
general, we believe that it is incumbent     irrespective of the advertising                                lead manager of AIM
upon a core fund to avoid clear market       environment.                                                   V.I. Premier Equity
risks. At this time we believe the                                                         Fund. Mr. Sloan has 34 years of
financials sector is highly susceptible      IN CLOSING                                    experience in the investment industry.
to risk associated with rising interest                                                    He joined AIM in 1998. Mr. Sloan
rates, a trend that we expect to             At the end of the period, the fund            attended the University of Missouri,
continue. Therefore, the fund's overall      continued to have exposure to most broad      where he received both a B.S. in
exposure to the sector during the year       market sectors, and we believe it was         business administration and an M.B.A.
was smaller than that of the index, and      appropriately positioned to offer
its holdings included more companies         shareholders the performance profile                           LANNY H. SACHNOWITZ,
that have less interest-rate                 they expect in a core fund.                                    senior portfolio
sensitivity, such as investment services     Specifically, the fund was relatively            [SACHNOWITZ   manager, is a manager
giant Merrill Lynch and property and         balanced in its exposure to more                    PHOTO]     of AIM V.I. Premier
casualty insurer Ace Ltd.                    defensive holdings and its exposure to                         Equity Fund. Mr.
                                             more economically sensitive holdings.                          Sachnowitz joined AIM
   Information technology stocks were        This results from our multi-team              in 1987. He received a B.S. in finance
generally flat during the period. Though     approach that is intended to offer both       from the University of Southern
the sector enjoyed a strong fourth           a wider variety of investment                 California, and he received his M.B.A
quarter, it was the second                   opportunities and the potential for           from the University of Houston.
worst-performing sector in the index for     lower volatility relative to market
the year, and the fund's holdings in         benchmarks such as the S&P 500 Index.                          BRET W. STANLEY,
this area languished as well.                                                                               Chartered Financial
                                             The views and opinions expressed in               [STANLEY     Analyst, senior
   The consumer discretionary sector         Management's Discussion of Fund                    PHOTO]      portfolio manager, is
produced relatively strong performance       Performance are those of                                       a manager of AIM V.I.
in the S&P 500 in 2004, in line with                                                                        Premier Equity Fund.
generally strong growth in                                                                 Mr. Stanley has 16 years of experience
                                                                                           in the investment industry. He joined
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                   AIM in 1998. Mr. Stanley attended the
                                                                                           University of Texas, where he received
The fund may invest up to 25% of its assets in the securities of non-U.S. issuers.         his B.B.A. in finance, and the
International investing presents certain risks not associated with investing solely in     University of Houston, where he earned
the United States. These include risks relating to fluctuations in the value of the        his M.S. in finance.
U.S. dollar relative to the values of other currencies, the custody arrangements made
for the fund's foreign holdings, differences in accounting, political risks and the        Assisted by the Mid/Large Cap Core Team,
lesser degree of public information required to be provided by non-U.S. companies.         Large Cap Growth Team and Basic Value
                                                                                           Team
   The fund's investments in different, independently managed investment disciplines
may result in increased transaction costs and/or adverse tax consequences resulting               [RIGHT ARROW GRAPHIC]
from transactions in the same security at or at about the same time.
                                                                                           FOR FURTHER INFORMATION ON YOUR FUND,
                                                                                           ITS EXPENSES AND ITS LONG-TERM
                                                                                           PERFORMANCE, PLEASE TURN THE PAGE.


CALCULATING YOUR ONGOING FUND EXPENSES                                                            AIM V.I. PREMIER EQUITY FUND

EXAMPLE                                      ACTUAL EXPENSES                               actual expense ratio and an assumed rate
                                                                                           of return of 5% per year before
As a shareholder of the fund, you incur      The table below provides information          expenses, which is not the fund's actual
ongoing costs, including management          about actual account values and actual        return. The hypothetical account values
fees; distribution and/or service fees       expenses. You may use the information in      and expenses may not be used to estimate
(12b-1); and other fund expenses. This       this table, together with the amount you      your actual ending account balance or
example is intended to help you              invested, to estimate the expenses that       expenses you paid for the period. You
understand your ongoing costs (in            you paid over the period. Simply divide       may use this information to compare the
dollars) of investing in the fund and to     your account value by $1,000 (for             ongoing costs of investing in the fund
compare these costs with ongoing costs       example, an $8,600 account value divided      and other funds. To do so, compare this
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the           5% hypothetical example with the 5%
example is based on an investment of         result by the number in the table under       hypothetical examples that appear in the
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses         shareholder reports of the other funds.
period and held for the entire period,       Paid During Period" to estimate the
July 1, 2004-December 31, 2004.              expenses you paid on your account during         Please note that the expenses shown
                                             this period.                                  in the table are meant to highlight
   The actual and hypothetical expenses                                                    your ongoing costs. Therefore, the
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR                      hypothetical information is useful in
the effect of any fees or other expenses     COMPARISON PURPOSES                           comparing ongoing costs, and will not
assessed in connection with a variable                                                     help you determine the relative total
product; if they did, the expenses shown     The table below also provides                 costs of owning different funds.
would be higher while the ending account     information about hypothetical account
values shown would be lower.                 values and hypothetical expenses based
                                             on the fund's

====================================================================================================================================
                                                               ACTUAL                                HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES          ENDING ACCOUNT           EXPENSES
    SHARE                  VALUE                     VALUE              PAID DURING            VALUE              PAID DURING
    CLASS               (07/01/04)               (12/31/04)(1)          PERIOD(2)           (12/31/04)             PERIOD(2)
   Series I              $1,000.00                  $1,045.30             $4.68              $1,020.56                $4.62
   Series II              1,000.00                   1,044.60              5.96               1,019.30                 5.89

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1,
2004, to December 31, 2004, was 4.53% and 4.46% for Series I and Series II shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (0.91% and 1.16% for Series I and Series II shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

YOUR FUND'S LONG-TERM PERFORMANCE                                                               AIM V.I. PREMIER EQUITY FUND

Past performance cannot guarantee            ======================================================================================
comparable future results.
                                             RESULTS OF A $10,000 INVESTMENT
   In evaluating this chart, please note
that the chart uses a logarithmic scale      5/5/93-12/31/04  Index data from 4/30/93
along the vertical axis (the value
scale). This means that each scale                                          [MOUNTAIN CHART]
increment always represents the same
percent change in price; in a linear
chart each scale increment always              DATE               AIM V.I. PREMIER EQUITY       LIPPER LARGE-CAP        S&P 500
represents the same absolute change in                                 FUND-SERIES I            CORE FUND INDEX          INDEX
price. In this example, the scale            4/30/93                       $10000                    $10000             $10000
increment between $5,000 and $10,000 is         6/93                        10690                     10313              10297
the same as that between $10,000 and            9/93                        11230                     10653              10562
$20,000. In a linear chart, the latter         12/93                        11482                     10891              10807
scale increment would be twice as large.        3/94                        11804                     10523              10398
The benefit of using a logarithmic scale        6/94                        11313                     10426              10441
is that it better illustrates                   9/94                        12043                     10889              10950
performance during the early years             12/94                        11946                     10774              10949
before reinvested distributions and             3/95                        13127                     11623              12013
compounding create the potential for the        6/95                        14805                     12584              13159
original investment to grow to very             9/95                        16522                     13521              14204
large numbers. Had the chart used a            12/95                        16278                     14195              15058
linear scale along its vertical axis,           3/96                        16387                     14926              15866
you would not be able to see as clearly         6/96                        17196                     15467              16577
the movements in the value of the fund          9/96                        17448                     15959              17090
and the indexes during the fund's early        12/96                        18722                     17012              18513
years. We use a logarithmic scale in            3/97                        18508                     17153              19011
financial reports of funds that have            6/97                        21711                     20035              22326
more than five years of performance             9/97                        23521                     21573              23998
history.                                       12/97                        23157                     21983              24687
                                                3/98                        25979                     24950              28129
=======================================         6/98                        27426                     25949              29063
AVERAGE ANNUAL TOTAL RETURNS                    9/98                        24136                     22975              26178
                                               12/98                        30661                     27904              31748
As of 12/31/04                                  3/99                        33360                     29114              33329
                                                6/99                        35089                     30725              35674
SERIES I SHARES                                 9/99                        33832                     28719              33452
Inception (5/5/93)                9.04%        12/99                        39835                     33304              38425
10 Years                          8.67          3/00                        43389                     34724              39305
 5 Years                         -7.19          6/00                        39724                     33933              38261
 1 Year                           5.77          9/00                        37229                     33807              37891
                                               12/00                        34002                     30850              34928
SERIES II SHARES                                3/01                        30154                     27005              30790
10 Years                          8.40%         6/01                        31969                     28445              32590
 5 Years                         -7.41          9/01                        26989                     24380              27809
 1 Year                           5.49         12/01                        29728                     26890              30780
=======================================         3/02                        28708                     26908              30865
                                                6/02                        23425                     23567              26732
Returns since the inception date of             9/02                        19441                     19859              22116
Series II shares are historical. All           12/02                        20734                     21180              23980
other returns are the blended returns of        3/03                        20455                     20522              23225
the historical performance of the fund's        6/03                        22897                     23331              26798
Series II shares since their inception          9/03                        23497                     23844              27507
and the restated historical performance        12/03                        25934                     26434              30854
of the fund's Series I shares (for              3/04                        26103                     26699              31376
periods prior to inception of the Series        6/04                        26244                     27026              31916
II shares) adjusted to reflect the              9/04                        25283                     26385              31319
higher Rule 12b-1 fees applicable to the       12/04                       $27423                    $28625             $34209
Series II shares. The inception date of
the fund's Series II shares is 9/19/01.                                                                        Source: Lipper, Inc.
The Series I and Series II shares invest     ======================================================================================
in the same portfolio of securities and
will have substantially similar              comparable future results; current               The fund is not managed to track the
performance, except to the extent that       performance may be lower or higher.           performance of any particular index,
expenses borne by each class differ.         Please contact your variable product          including the indexes defined here, and
                                             issuer or financial advisor for the most      consequently, the performance of the
   The performance data quoted represent     recent month-end variable product             fund may deviate significantly from the
past performance and cannot guarantee        performance. Performance figures reflect      performance of the indexes.
                                             fund expenses, reinvested distributions
                                             and changes in net asset value.                  A direct investment cannot be made in
                                             Investment return and principal value         an index. Unless otherwise indicated,
                                             will fluctuate so that you may have a         index results include reinvested
                                             gain or loss when you sell shares.            dividends, and they do not reflect sales
                                                                                           charges. Performance of an index of
                                                AIM V.I. Premier Equity Fund, a series     funds reflects fund expenses;
                                             portfolio of AIM Variable Insurance           performance of a market index does not.
                                             Funds, is currently offered through
                                             insurance companies issuing variable          OTHER INFORMATION
                                             products. You cannot purchase shares of
                                             the fund directly. Performance figures        The returns shown in the Management's
                                             given represent the fund and are not          Discussion of Fund Performance are based
                                             intended to reflect actual variable           on net asset values calculated for
                                             product values. They do not reflect           shareholder transactions. Generally
                                             sales charges, expenses and fees              accepted accounting principles require
                                             assessed in connection with a variable        adjustments to be made to the net assets
                                             product. Sales charges, expenses and          of the fund at period end for financial
                                             fees, which are determined by the             reporting purposes, and as such, the net
                                             variable product issuers, will vary and       asset values for shareholder
                                             will lower the total return.*                 transactions and the returns based on
                                                                                           those net asset values may differ from
                                             ABOUT INDEXES USED IN THIS REPORT             the net asset values and returns
                                                                                           reported in the Financial Highlights.
                                             The unmanaged Standard & Poor's
                                             Composite Index of 500 Stocks (the S&P           Industry classifications used in this
                                             500--Registered Trademark-- Index) is         report are generally according to the
                                             an index of common stocks frequently          Global Industry Classification Standard,
                                             used as a general measure of U.S. stock       which was developed by and is the
                                             market performance.                           exclusive property and a service mark of
                                                                                           Morgan Stanley Capital International
                                                The unmanaged Lipper Large-Cap Core        Inc. and Standard & Poor's.
                                             Fund Index represents an average of the
                                             performance of the 30 largest
                                             large-capitalization core equity funds
                                             tracked by Lipper, Inc., an independent
                                             mutual fund performance monitor.

*Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

                                        5                             VIPEQ-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-93.74%

ADVERTISING-1.02%

Interpublic Group of Cos., Inc. (The)(a)          362,000   $    4,850,800
--------------------------------------------------------------------------
Omnicom Group Inc.                                148,300       12,504,656
==========================================================================
                                                                17,355,456
==========================================================================

AEROSPACE & DEFENSE-1.52%

Boeing Co. (The)                                   85,000        4,400,450
--------------------------------------------------------------------------
General Dynamics Corp.                             42,000        4,393,200
--------------------------------------------------------------------------
Honeywell International Inc.                      183,400        6,494,194
--------------------------------------------------------------------------
Northrop Grumman Corp.                            196,200       10,665,432
==========================================================================
                                                                25,953,276
==========================================================================

ALUMINUM-0.31%

Alcoa Inc.                                        170,300        5,350,826
==========================================================================

APPAREL RETAIL-0.94%

Gap, Inc. (The)                                   371,000        7,835,520
--------------------------------------------------------------------------
Limited Brands                                    360,000        8,287,200
==========================================================================
                                                                16,122,720
==========================================================================

APPLICATION SOFTWARE-0.71%

Amdocs Ltd. (United Kingdom)(a)                   295,000        7,743,750
--------------------------------------------------------------------------
Intuit Inc.(a)                                    100,000        4,401,000
==========================================================================
                                                                12,144,750
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.58%

Bank of New York Co., Inc. (The)                  296,100        9,895,662
==========================================================================

BIOTECHNOLOGY-0.51%

Genentech, Inc.(a)                                 80,000        4,355,200
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          125,000        4,373,750
==========================================================================
                                                                 8,728,950
==========================================================================

BREWERS-0.73%

Heineken N.V. (Netherlands)(b)                    377,481       12,532,798
==========================================================================

BUILDING PRODUCTS-1.39%

Masco Corp.                                       648,900       23,704,317
==========================================================================

COMMUNICATIONS EQUIPMENT-2.11%

Cisco Systems, Inc.(a)                            460,000        8,878,000
--------------------------------------------------------------------------
Motorola, Inc.                                    380,000        6,536,000
--------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                           535,500        8,391,285
--------------------------------------------------------------------------
QUALCOMM Inc.                                     219,000        9,285,600
--------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)                35,000        2,884,700
==========================================================================
                                                                35,975,585
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


COMPUTER & ELECTRONICS RETAIL-0.26%

Best Buy Co., Inc.                                 75,000   $    4,456,500
==========================================================================

COMPUTER HARDWARE-1.46%

Dell Inc.(a)                                      322,000       13,569,080
--------------------------------------------------------------------------
International Business Machines Corp.             115,900       11,425,422
==========================================================================
                                                                24,994,502
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.27%

Lexmark International, Inc.-Class A(a)             55,000        4,675,000
==========================================================================

CONSUMER ELECTRONICS-0.50%

Sony Corp.-ADR (Japan)(c)                         221,000        8,610,160
==========================================================================

CONSUMER FINANCE-1.02%

American Express Co.                               80,000        4,509,600
--------------------------------------------------------------------------
Capital One Financial Corp.                        36,000        3,031,560
--------------------------------------------------------------------------
MBNA Corp.                                        170,000        4,792,300
--------------------------------------------------------------------------
SLM Corp.                                          95,000        5,072,050
==========================================================================
                                                                17,405,510
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.33%

First Data Corp.                                  532,800       22,665,312
==========================================================================

DEPARTMENT STORES-1.16%

J.C. Penney Co., Inc.                             120,000        4,968,000
--------------------------------------------------------------------------
Kohl's Corp.(a)                                   303,100       14,903,427
==========================================================================
                                                                19,871,427
==========================================================================

DIVERSIFIED BANKS-1.23%

Bank of America Corp.                             273,100       12,832,969
--------------------------------------------------------------------------
Wachovia Corp.                                    155,500        8,179,300
==========================================================================
                                                                21,012,269
==========================================================================

DIVERSIFIED CHEMICALS-0.95%

Dow Chemical Co. (The)                            328,700       16,273,937
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.29%

Cendant Corp.                                     945,300       22,101,114
==========================================================================

ELECTRIC UTILITIES-0.49%

FPL Group, Inc.                                   112,200        8,386,950
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.03%

Emerson Electric Co.                              119,100        8,348,910
--------------------------------------------------------------------------
Rockwell Automation, Inc.                         185,000        9,166,750
==========================================================================
                                                                17,515,660
==========================================================================

                          AIM V.I. PREMIER EQUITY FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

ENVIRONMENTAL SERVICES-1.78%

Waste Management, Inc.                          1,017,900   $   30,475,926
==========================================================================

FOOD RETAIL-1.86%

Kroger Co. (The)(a)                             1,437,600       25,215,504
--------------------------------------------------------------------------
Safeway Inc.(a)                                   336,000        6,632,640
==========================================================================
                                                                31,848,144
==========================================================================

FOOTWEAR-0.76%

NIKE, Inc.-Class B                                143,000       12,968,670
==========================================================================

GENERAL MERCHANDISE STORES-1.30%

Target Corp.                                      427,600       22,205,268
==========================================================================

HEALTH CARE DISTRIBUTORS-1.56%

Cardinal Health, Inc.                             305,800       17,782,270
--------------------------------------------------------------------------
McKesson Corp.                                    284,000        8,934,640
==========================================================================
                                                                26,716,910
==========================================================================

HEALTH CARE EQUIPMENT-1.44%

Baxter International Inc.                         225,000        7,771,500
--------------------------------------------------------------------------
Becton, Dickinson & Co.                           173,000        9,826,400
--------------------------------------------------------------------------
Waters Corp.(a)                                   148,000        6,924,920
==========================================================================
                                                                24,522,820
==========================================================================

HEALTH CARE FACILITIES-0.50%

HCA, Inc.                                         214,000        8,551,440
==========================================================================

HEALTH CARE SERVICES-0.45%

IMS Health Inc.                                    80,300        1,863,763
--------------------------------------------------------------------------
Quest Diagnostics Inc.                             60,000        5,733,000
==========================================================================
                                                                 7,596,763
==========================================================================

HEALTH CARE SUPPLIES-0.45%

Alcon, Inc. (Switzerland)                          95,000        7,657,000
==========================================================================

HOTELS, RESORTS & CRUISE LINES-0.32%

Starwood Hotels & Resorts Worldwide, Inc.          92,800        5,419,520
==========================================================================

HOUSEHOLD PRODUCTS-1.18%

Kimberly-Clark Corp.                              143,800        9,463,478
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                        193,000       10,630,440
==========================================================================
                                                                20,093,918
==========================================================================

HOUSEWARES & SPECIALTIES-0.27%

Fortune Brands, Inc.                               60,000        4,630,800
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.39%

Costco Wholesale Corp.                            136,000        6,583,760
==========================================================================

INDUSTRIAL CONGLOMERATES-4.71%

General Electric Co.                              680,000       24,820,000
--------------------------------------------------------------------------
Textron Inc.                                       60,000        4,428,000
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-(CONTINUED)

Tyco International Ltd. (Bermuda)               1,432,400   $   51,193,976
==========================================================================
                                                                80,441,976
==========================================================================

INDUSTRIAL MACHINERY-2.01%

Danaher Corp.                                     166,000        9,530,060
--------------------------------------------------------------------------
Dover Corp.                                       267,700       11,227,338
--------------------------------------------------------------------------
Eaton Corp.                                        81,000        5,861,160
--------------------------------------------------------------------------
Illinois Tool Works Inc.                           83,400        7,729,512
==========================================================================
                                                                34,348,070
==========================================================================

INTEGRATED OIL & GAS-3.75%

Amerada Hess Corp.                                142,750       11,759,745
--------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                       345,800       20,194,720
--------------------------------------------------------------------------
ChevronTexaco Corp.                               156,000        8,191,560
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 307,300       15,752,198
--------------------------------------------------------------------------
Murphy Oil Corp.                                  100,700        8,101,315
==========================================================================
                                                                63,999,538
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.49%

ALLTEL Corp.                                      142,200        8,355,672
==========================================================================

INTERNET RETAIL-0.93%

eBay Inc.(a)                                       66,000        7,674,480
--------------------------------------------------------------------------
IAC/InterActiveCorp(a)                            299,800        8,280,476
==========================================================================
                                                                15,954,956
==========================================================================

INTERNET SOFTWARE & SERVICES-0.61%

Yahoo! Inc.(a)                                    275,000       10,362,000
==========================================================================

INVESTMENT BANKING & BROKERAGE-2.33%

Goldman Sachs Group, Inc. (The)                    75,000        7,803,000
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         150,400        8,989,408
--------------------------------------------------------------------------
Morgan Stanley                                    414,900       23,035,248
==========================================================================
                                                                39,827,656
==========================================================================

IT CONSULTING & OTHER SERVICES-1.20%

Accenture Ltd.-Class A (Bermuda)(a)               759,300       20,501,100
==========================================================================

LIFE & HEALTH INSURANCE-0.53%

Prudential Financial, Inc.                        165,700        9,106,872
==========================================================================

MANAGED HEALTH CARE-1.87%

Aetna Inc.                                         62,000        7,734,500
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           125,000       11,003,750
--------------------------------------------------------------------------
WellPoint Inc.(a)                                 114,100       13,121,500
==========================================================================
                                                                31,859,750
==========================================================================

MOTORCYCLE MANUFACTURERS-0.39%

Harley-Davidson, Inc.                             110,000        6,682,500
==========================================================================

                          AIM V.I. PREMIER EQUITY FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-0.72%

Walt Disney Co. (The)                             440,000   $   12,232,000
==========================================================================

MULTI-LINE INSURANCE-0.40%

Hartford Financial Services Group, Inc. (The)      98,000        6,792,380
==========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.46%

Dominion Resources, Inc.                          115,500        7,823,970
==========================================================================

OFFICE ELECTRONICS-1.29%

Xerox Corp.(a)                                  1,299,500       22,104,495
==========================================================================

OIL & GAS DRILLING-1.66%

GlobalSanteFe Corp. (Cayman Islands)              285,000        9,436,350
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              163,200        8,370,528
--------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)               248,000       10,512,720
==========================================================================
                                                                28,319,598
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.82%

Baker Hughes Inc.                                 268,000       11,435,560
--------------------------------------------------------------------------
BJ Services Co.                                   175,000        8,144,500
--------------------------------------------------------------------------
Halliburton Co.                                   299,100       11,736,684
--------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                   136,300        9,125,285
--------------------------------------------------------------------------
Smith International, Inc.(a)                      140,500        7,644,605
==========================================================================
                                                                48,086,634
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.14%

Citigroup Inc.                                    492,800       23,743,104
--------------------------------------------------------------------------
JPMorgan Chase & Co.                              327,500       12,775,775
==========================================================================
                                                                36,518,879
==========================================================================

PACKAGED FOODS & MEATS-3.81%

Campbell Soup Co.                                 399,000       11,926,110
--------------------------------------------------------------------------
General Mills, Inc.                               526,800       26,187,228
--------------------------------------------------------------------------
Kraft Foods Inc.-Class A                          525,000       18,695,250
--------------------------------------------------------------------------
Sara Lee Corp.                                    342,500        8,267,950
==========================================================================
                                                                65,076,538
==========================================================================

PAPER PRODUCTS-0.67%

Georgia-Pacific Corp.                             302,300       11,330,204
--------------------------------------------------------------------------
Neenah Paper, Inc.(a)                               4,357          142,038
==========================================================================
                                                                11,472,242
==========================================================================

PERSONAL PRODUCTS-1.07%

Estee Lauder Cos. Inc. (The)-Class A              140,000        6,407,800
--------------------------------------------------------------------------
Gillette Co. (The)                                266,000       11,911,480
==========================================================================
                                                                18,319,280
==========================================================================

PHARMACEUTICALS-8.91%

Bristol-Myers Squibb Co.                          458,200   $   11,739,084
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

PHARMACEUTICALS - (CONTINUED)

Forest Laboratories, Inc.(a)                      370,000       16,598,200
--------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)          400,700       18,989,173
--------------------------------------------------------------------------
Johnson & Johnson                                 361,900       22,951,698
--------------------------------------------------------------------------
Merck & Co. Inc.                                  657,400       21,128,836
--------------------------------------------------------------------------
Pfizer Inc.                                       367,700        9,887,453
--------------------------------------------------------------------------
Sanofi-Aventis (France)(b)                        214,000       17,074,989
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        430,600       12,857,716
--------------------------------------------------------------------------
Wyeth                                             491,900       20,950,021
==========================================================================
                                                               152,177,170
==========================================================================

PROPERTY & CASUALTY INSURANCE-2.64%

ACE Ltd. (Cayman Islands)                         534,200       22,837,050
--------------------------------------------------------------------------
Allstate Corp. (The)                              100,000        5,172,000
--------------------------------------------------------------------------
Chubb Corp. (The)                                 111,000        8,535,900
--------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)               232,100        8,603,947
==========================================================================
                                                                45,148,897
==========================================================================

PUBLISHING-1.69%

Gannett Co., Inc.                                 126,100       10,302,370
--------------------------------------------------------------------------
New York Times Co. (The)-Class A(c)               198,000        8,078,400
--------------------------------------------------------------------------
Tribune Co.                                       249,400       10,509,716
==========================================================================
                                                                28,890,486
==========================================================================

RAILROADS-1.10%

Norfolk Southern Corp.                            238,800        8,642,172
--------------------------------------------------------------------------
Union Pacific Corp.                               150,800       10,141,300
==========================================================================
                                                                18,783,472
==========================================================================

REGIONAL BANKS-0.92%

BB&T Corp.                                        198,800        8,359,540
--------------------------------------------------------------------------
SunTrust Banks, Inc.                               98,400        7,269,792
==========================================================================
                                                                15,629,332
==========================================================================

RESTAURANTS-1.24%

McDonald's Corp.                                  310,000        9,938,600
--------------------------------------------------------------------------
Yum! Brands, Inc.                                 237,000       11,181,660
==========================================================================
                                                                21,120,260
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.44%

Applied Materials, Inc.(a)                        440,000        7,524,000
==========================================================================

SEMICONDUCTORS-2.52%

Analog Devices, Inc.                              433,600       16,008,512
--------------------------------------------------------------------------
Intel Corp.                                       456,700       10,682,213
--------------------------------------------------------------------------
National Semiconductor Corp.                      491,400        8,820,630
--------------------------------------------------------------------------
Xilinx, Inc.                                      256,400        7,602,260
==========================================================================
                                                                43,113,615
==========================================================================

                          AIM V.I. PREMIER EQUITY FUND


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

SOFT DRINKS-0.87%

Coca-Cola Co. (The)                               200,000   $    8,326,000
--------------------------------------------------------------------------
PepsiCo, Inc.                                     125,000        6,525,000
==========================================================================
                                                                14,851,000
==========================================================================

SPECIALTY STORES-0.31%

Staples, Inc.                                     159,000        5,359,890
==========================================================================

SYSTEMS SOFTWARE-4.62%

Adobe Systems Inc.                                 85,000        5,332,900
--------------------------------------------------------------------------
Computer Associates International, Inc.           908,200       28,208,692
--------------------------------------------------------------------------
Microsoft Corp.                                   921,100       24,602,581
--------------------------------------------------------------------------
Oracle Corp.(a)                                   610,000        8,369,200
--------------------------------------------------------------------------
Symantec Corp.(a)                                 484,000       12,467,840
==========================================================================
                                                                78,981,213
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.55%

Countrywide Financial Corp.                        90,000        3,330,900
--------------------------------------------------------------------------
Fannie Mae                                        203,300       14,476,993
--------------------------------------------------------------------------
Washington Mutual, Inc.                           203,400        8,599,752
==========================================================================
                                                                26,407,645
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,382,543,499)                        1,601,176,706
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


MONEY MARKET FUNDS-6.78%

Liquid Assets Portfolio-Institutional
  Class(d)                                     57,924,372   $   57,924,372
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    57,924,371       57,924,371
==========================================================================
    Total Money Market Funds (Cost
      $115,848,743)                                            115,848,743
==========================================================================
TOTAL INVESTMENTS-100.52% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,498,392,242)                                            1,717,025,449
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED
MONEY MARKET FUNDS-0.30%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                   5,027,000        5,027,000
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $5,027,000)                                          5,027,000
==========================================================================
TOTAL INVESTMENTS-100.82% (Cost
  $1,503,419,242)                                            1,722,052,449
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.82%)                          (14,011,687)
==========================================================================
NET ASSETS-100.00%                                          $1,708,040,762
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $29,607,787, which represented 1.72% of the Fund's Total Investments. See
    Note 1A.
(c) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $1,382,543,499)*                             $1,601,176,706
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $120,875,743)                             120,875,743
=============================================================
    Total investments (cost $1,503,419,242)     1,722,052,449
=============================================================
Foreign currencies, at market value (cost
  $345)                                                   365
-------------------------------------------------------------
Receivables for:
  Investments sold                                  5,997,325
-------------------------------------------------------------
  Fund shares sold                                    694,814
-------------------------------------------------------------
  Dividends                                         2,812,551
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                110,864
-------------------------------------------------------------
Other assets                                              191
=============================================================
    Total assets                                1,731,668,559
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            14,843,198
-------------------------------------------------------------
  Fund shares reacquired                            1,087,560
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  188,611
-------------------------------------------------------------
  Collateral upon return of securities loaned       5,027,000
-------------------------------------------------------------
Accrued administrative services fees                2,319,442
-------------------------------------------------------------
Accrued distribution fees -- Series II                 15,875
-------------------------------------------------------------
Accrued transfer agent fees                            10,611
-------------------------------------------------------------
Accrued operating expenses                            135,500
=============================================================
    Total liabilities                              23,627,797
=============================================================
Net assets applicable to shares outstanding    $1,708,040,762
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $2,229,184,145
-------------------------------------------------------------
Undistributed net investment income                12,769,243
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                          (752,545,855)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               218,633,229
=============================================================
                                               $1,708,040,762
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,681,292,019
_____________________________________________________________
=============================================================
Series II                                      $   26,748,743
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           78,917,706
_____________________________________________________________
=============================================================
Series II                                           1,262,857
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        21.30
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        21.18
_____________________________________________________________
=============================================================

* At December 31, 2004, securities with an aggregate market value of $4,889,224 were on loan to brokers.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $175,136)                                      $ 26,974,894
-------------------------------------------------------------
Dividends from affiliated money market funds
  (including securities lending income of
  $83,306**)                                        1,224,043
-------------------------------------------------------------
Interest                                               21,434
=============================================================
    Total investment income                        28,220,371
=============================================================

EXPENSES:

Advisory fees                                      10,204,135
-------------------------------------------------------------
Administrative services fees                        4,223,899
-------------------------------------------------------------
Custodian fees                                        188,754
-------------------------------------------------------------
Distribution fees -- Series II                         59,999
-------------------------------------------------------------
Transfer agent fees                                    66,757
-------------------------------------------------------------
Trustees' fees and retirement benefits                 54,171
-------------------------------------------------------------
Other                                                 469,382
=============================================================
    Total expenses                                 15,267,097
=============================================================
Less: Fees waived, expenses reimbursed and
    expense offset arrangement                        (85,795)
=============================================================
    Net expenses                                   15,181,302
=============================================================
Net investment income                              13,039,069
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            87,319,368
-------------------------------------------------------------
  Foreign currencies                                 (115,053)
-------------------------------------------------------------
  Futures contracts                                 2,739,868
=============================================================
                                                   89,944,183
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (9,043,912)
-------------------------------------------------------------
  Foreign currencies                                   (3,295)
-------------------------------------------------------------
  Futures contracts                                (2,074,881)
=============================================================
                                                  (11,122,088)
=============================================================
Net gain from investment securities, foreign
  currencies and futures contracts                 78,822,095
=============================================================
Net increase in net assets resulting from
  operations                                     $ 91,861,164
_____________________________________________________________
=============================================================

** Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   13,039,069    $    7,662,550
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, future
    contracts and option contracts                                89,944,183      (102,417,712)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                     (11,122,088)      456,837,228
==============================================================================================
    Net increase in net assets resulting from operations          91,861,164       362,082,066
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (7,604,614)       (4,839,593)
----------------------------------------------------------------------------------------------
  Series II                                                          (82,296)          (46,580)
==============================================================================================
    Decrease in net assets resulting from distributions           (7,686,910)       (4,886,173)
==============================================================================================
Share transactions-net:
  Series I                                                      (150,562,508)     (124,161,266)
----------------------------------------------------------------------------------------------
  Series II                                                        3,053,911         7,981,573
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (147,508,597)     (116,179,693)
==============================================================================================
    Net increase (decrease) in net assets                        (63,334,343)      241,016,200
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,771,375,105     1,530,358,905
==============================================================================================
  End of year (including undistributed net investment income
    of $12,769,243 and $7,532,137, respectively)              $1,708,040,762    $1,771,375,105
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Premier Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

                          AIM V.I. PREMIER EQUITY FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $20,025.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $65,767 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $4,223,899, of which AIM retained $378,381 for services provided by AIM.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $66,757.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $59,999.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND       REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04         INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $33,851,833     $  300,282,812    $  (276,210,273)    $         --     $ 57,924,372     $  573,442    $         --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            33,851,833        300,282,812       (276,210,274)              --       57,924,371        567,295              --
====================================================================================================================================
  Subtotal        $67,703,666     $  600,565,624    $  (552,420,547)    $         --     $115,848,743     $1,140,737    $         --
====================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND       REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 43,116,875     $  363,468,475    $  (406,585,350)    $         --     $         --     $   54,676    $         --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --        124,822,863       (119,795,863)              --        5,027,000         28,630              --
====================================================================================================================================
  Subtotal       $ 43,116,875     $  488,291,338    $  (526,381,213)    $         --     $  5,027,000     $   83,306    $         --
====================================================================================================================================
  Total          $110,820,541     $1,088,856,962    $(1,078,801,760)    $         --     $120,875,743     $1,224,043    $         --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $44,797,933 and $28,498,586, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $3 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $3.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $6,499 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $4,889,224 were on loan to brokers. The loans were secured by cash collateral of $5,027,000 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $83,306 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $7,686,910    $4,886,173
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
----------------------------------------------------------------------------
Undistributed ordinary income                                 $   12,928,562
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           207,875,181
----------------------------------------------------------------------------
Temporary book/tax differences                                      (160,880)
----------------------------------------------------------------------------
Capital loss carryforward                                       (741,353,006)
----------------------------------------------------------------------------
Post-October capital loss deferral                                  (433,240)
----------------------------------------------------------------------------
Shares of beneficial interest                                  2,229,184,145
============================================================================
Total net assets                                              $1,708,040,762
____________________________________________________________________________
============================================================================

                          AIM V.I. PREMIER EQUITY FUND

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $22.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses and the deferral of post-October currency losses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $78,199,764 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2009                                             $171,937,212
---------------------------------------------------------------------------
December 31, 2010                                              412,231,328
---------------------------------------------------------------------------
December 31, 2011                                              157,184,466
===========================================================================
Total capital loss carryforward                               $741,353,006
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $1,481,236,803 and $1,656,499,488, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $235,224,800
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (27,349,641)
==============================================================================
Net unrealized appreciation of investment securities             $207,875,159
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,514,177,290.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on December 31, 2004, undistributed net investment income (loss) was decreased by $115,053 and undistributed net realized gain (loss) was increased by $115,053. This reclassification had no effect on the net assets of the Fund.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 12--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     11,417,183    $ 230,676,416      8,856,249    $ 156,752,191
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                       399,900        8,036,658        760,541       13,412,567
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        316,128        6,667,145        210,955        4,128,344
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                         3,924           82,294          2,392           46,580
==========================================================================================================================
Reacquired:
  Series I                                                    (19,262,043)    (387,906,069)   (16,320,429)    (285,041,801)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (254,102)      (5,065,041)      (319,790)      (5,477,574)
==========================================================================================================================
                                                                7,379,010    $(147,508,597)    (6,810,082)   $(116,179,693)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate the own 47% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          SERIES I
                                                           ----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------------
                                                              2004              2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $    20.23        $    16.22    $    23.35    $    27.30    $    33.50
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.17(a)           0.09(b)       0.05(b)       0.06(b)       0.04(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.00              3.98         (7.11)        (3.50)        (4.94)
=================================================================================================================================
    Total from investment operations                             1.17              4.07         (7.06)        (3.44)        (4.90)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.10)            (0.06)        (0.07)        (0.03)        (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --                --            --         (0.48)        (1.26)
=================================================================================================================================
    Total distributions                                         (0.10)            (0.06)        (0.07)        (0.51)        (1.30)
=================================================================================================================================
Net asset value, end of period                             $    21.30        $    20.23    $    16.22    $    23.35    $    27.30
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  5.77%            25.08%       (30.26)%      (12.53)%      (14.68)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $1,681,292        $1,748,961    $1,519,525    $2,558,120    $2,746,161
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          0.90%(d)(e)       0.85%         0.85%         0.85%         0.84%
=================================================================================================================================
Ratio of net investment income to average net assets             0.78%(a)(d)       0.48%         0.24%         0.24%         0.12%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            92%               50%           46%           40%           62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income per share and the ratio of Net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of Net investment to average net assets excluding the special dividend are $0.14 and 0.62%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $1,655,856,363.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.91%.

                          AIM V.I. PREMIER EQUITY FUND

                                                                                          SERIES II
                                                              -----------------------------------------------------------------
                                                                                                             SEPTEMBER 19, 2001
                                                                                                                (DATE SALES
                                                                      YEAR ENDED DECEMBER 31,                  COMMENCED) TO
                                                              ---------------------------------------           DECEMBER 31,
                                                               2004            2003            2002                 2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 20.14         $ 16.17         $ 23.34              $21.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.09(a)         0.04(b)        (0.00)(b)           (0.00)(b)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.02            3.97           (7.10)               2.85
===============================================================================================================================
    Total from investment operations                             1.11            4.01           (7.10)               2.85
===============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.07)          (0.04)          (0.07)              (0.03)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --              --              --               (0.48)
===============================================================================================================================
    Total distributions                                         (0.07)          (0.04)          (0.07)              (0.51)
===============================================================================================================================
Net asset value, end of period                                $ 21.18         $ 20.14         $ 16.17              $23.34
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                                  5.49%          24.83%         (30.44)%             13.66%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $26,749         $22,414         $10,834              $  687
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                          1.15%(d)(e)     1.10%           1.10%               1.10%(f)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      0.53%(a)(d)     0.23%          (0.01)%             (0.01)%(f)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(g)                                         92%             50%             46%                 40%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Net investment income per share and the ratio of Net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of Net investment to average net assets excluding the special dividend are $0.06 and 0.37%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $23,999,432.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.16%.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by

                          AIM V.I. PREMIER EQUITY FUND
the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities

                          AIM V.I. PREMIER EQUITY FUND
of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                          AIM V.I. PREMIER EQUITY FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                          AIM V.I. PREMIER EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Premier Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Premier Equity Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                /s/  TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                          AIM V.I. PREMIER EQUITY FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Premier Equity Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                       WITHHOLDING
        TRUSTEES/MATTER                                VOTES FOR        AUTHORITY
----------------------------------------------------------------------------------
(1)*    Bob R. Baker.................................  485,251,764     20,583,220
        Frank S. Bayley..............................  485,193,740     20,641,244
        James T. Bunch...............................  485,846,832     19,988,152
        Bruce L. Crockett............................  485,356,560     20,478,424
        Albert R. Dowden.............................  485,381,238     20,453,746
        Edward K. Dunn, Jr...........................  484,642,618     21,192,366
        Jack M. Fields...............................  485,417,523     20,417,461
        Carl Frischling..............................  484,781,819     21,053,165
        Robert H. Graham.............................  485,247,575     20,587,409
        Gerald J. Lewis..............................  484,388,317     21,446,667
        Prema Mathai-Davis...........................  484,212,736     21,622,248
        Lewis F. Pennock.............................  485,257,174     20,577,810
        Ruth H. Quigley..............................  483,391,857     22,443,127
        Louis S. Sklar...............................  484,592,297     21,242,687
        Larry Soll, Ph.D. ...........................  484,654,198     21,180,786
        Mark H. Williamson...........................  484,890,948     20,944,036

 * Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                          AIM V.I. PREMIER EQUITY FUND

TRUSTEES AND OFFICERS

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                          AIM V.I. PREMIER EQUITY FUND

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------


   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993               Managing Director, Chief Fixed Income      N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President and
                                                      Senior Portfolio Manager, INVESCO
                                                      Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004               Senior Portfolio Manager, A I M            N/A
   Vice President                                     Advisors, Inc.
                                                      Formerly: Senior Vice President,
                                                      Director of Sector Management and Senior
                                                      Portfolio Manager, INVESCO Institutional
                                                      (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. (See footnote (4)
                                                      below.)
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA
                                                       Houston, TX 77046-1173   19103-3659

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 100% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 0.07% was derived from U.S. Treasury
Obligations.
                          AIM V.I. PREMIER EQUITY FUND

                                                       AIM V.I. REAL ESTATE FUND
                                                               December 31, 2004

                                                   ANNUAL REPORT TO SHAREHOLDERS


                   EFFECTIVE APRIL 30, 2004, INVESCO VIF-REAL ESTATE OPPORTUNITY
                                     FUND WAS RENAMED AIM V.I. REAL ESTATE FUND.


                                              AIM V.I. REAL ESTATE FUND seeks to
                                                     achieve high total returns.


Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.

===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY
A CURRENTLY EFFECTIVE FUND PROSPECTUS AND
VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE
COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY
BEFORE INVESTING.
===================================================

===================================================     YOUR GOALS. OUR SOLUTIONS.               [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE      --Registered Trademark--                      --Registered Trademark--
===================================================

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                          AIM V.I. REAL ESTATE FUND

For the fifth consecutive year, real         HOW WE INVEST                                 downdraft. As the market started to
estate investment trusts or REITs have                                                     recover in mid-May, we once again became
outperformed the broad market. In a year     Our goal is to create a portfolio that        more aggressive with the portfolio and
where equity securities in general moved     will perform at or above REIT index           were closer to fully invested again.
higher, REITs were one of the best           levels with a comparable level of risk.
performing asset classes.                    To accomplish this goal, we use a                In the second half of the year,
                                             fundamentals-driven investment process        earnings growth expectations and an
=======================================      to identify REITs with high quality           increasing level of consolidations,
FUND VS. INDEXES                             underlying properties, strong management      particularly in the retail mall sector,
                                             teams and attractive relative                 drove REIT prices higher. Following a
Total returns, 12/31/03-12/31/04,            valuations. In order to control risk,         slight downturn in the first few days of
excluding variable product issuer            the portfolio is diversified by both          November, REITs continued to outdistance
charges. If variable product issuer          property type and geographic location.        the broad market in the last half of the
charges were included, returns would                                                       year.
be lower.                                    MARKET CONDITIONS AND YOUR FUND
                                                                                              Despite the stellar year for REITs,
Series I Shares                  36.58%      On the heels of a powerful real estate        we remain sensitive to REIT valuation
                                             market in 2003, REITs continued to rally      levels. As mentioned earlier, we
Series II Shares                 36.40       in the first quarter of 2004. Investor        generally have a small position in
                                             interest was high as the asset class          foreign REITs. While a minor part of the
S&P 500 Index                                witnessed significant inflows in the          portfolio, they play a role in
(Broad Market Index)             10.87       first three months of the year. Given         diversification and managing risk.
                                             the environment, the fund also had an         Selected foreign property-related stocks
Morgan Stanley REIT Index                    excellent first quarter. Cognizant of         are currently offering attractive
(Style-specific Index)           31.49       increasing valuations, however, we            valuations as several are trading below
                                             continue to maintain a slightly               net asset value--in the U.S., REITs are
Lipper Real Estate                           defensive posture by holding modestly         trading at a premium to underlying
Fund Index (Peer Group Index)    32.13       higher-than-normal cash positions and         property values. Foreign exchange rates
                                             preferred stocks. The fund is also            are also a factor, as we do not hedge
Source: Lipper, Inc.                         holding a small portion in foreign            currencies. During the fiscal year, the
=======================================      investments that are considered more          euro hit an all-time high against the
                                             attractively valued than some U.S.            U.S. dollar, while the pound, yen and
   We are pleased to report that the         companies.                                    Canadian and Australian dollars also
fund outperformed all of its benchmark                                                     appreciated significantly. Foreign
indexes for the fiscal year. As                 This defensive posture paid off in         currency appreciation, therefore, added
illustrated in the table above, REITs        the second quarter as higher than             to fund performance.
outperformed the broad market in 2004,       expected job increases and premature
hence the fund's higher return than that     fears of interest rate hikes                     All property types contributed to the
of the S&P 500 Index. Favorable sector       precipitated a market-wide REIT               fund's performance for the year, but
and stock selection helped the fund          sell-off. Our defensive positioning           retail REITs, led by regional malls and
achieve higher returns compared with its     helped us weather the                         shopping centers, made the largest
REIT-oriented benchmarks.                                                                  contribution. A specific contributor
                                                                                           reflective of our investment discipline
   Moreover, as compelling as the                                                          is the largest mall operator in the
one-year returns are, our focus remains                                                    U.S., Simon Property Group. Simon owns
on picking stocks which we believe will                                                    and manages
outperform REIT-oriented benchmarks
over several years.

===================================================================================================================================
PORTFOLIO COMPOSITION                                        TOP 10 EQUITY HOLDINGS*
-----------------------------------------------------------------------------------------------------------------------------------
By property type                                              1. General Growth Properties, Inc.                              6.3%
                                                              2. Simon Property Group, Inc.                                   6.0
 1. Retail                                     25.8%          3. ProLogis                                                     5.7
 2. Office Properties                          15.2           4. Vornado Realty Trust                                         4.5
 3. Apartments                                 14.2           5. Boston Properties, Inc.                                      4.3
 4. Industrial Properties                      10.4           6. CenterPoint Properties Trust                                 3.6
 5. Lodging-Resorts                            10.0           7. Macerich Co. (The)                                           3.3
 6. Diversified                                 8.2           8. SL Green Realty Corp.                                        3.2
 7. Specialty Properties                        3.2           9. Essex Property Trust, Inc.                                   2.8
 8. Real Estate Management & Development        1.9          10. Hilton Hotels Corp.                                          2.7
 9. Self Storage Facilities                     1.6
10. Healthcare                                  0.8
11. Industrial/Office Mixed                     0.7          The fund's holdings are subject to change, and there is no assurance
    Money Market Funds Plus Other Assets                     that the fund will continue to hold any particular security.
    Less Liabilities                            8.0
                                                             TOTAL NET ASSETS                                       $79.4 MILLION
*Excluding money market fund holdings.
                                                             TOTAL NUMBER OF HOLDINGS*                                          76
===================================================================================================================================

                                                                                                    AIM V.I. REAL ESTATE FUND

approximately 300 regional malls across         In the office sector, we continued to                          JOE V. RODRIGUEZ
the U.S. and is expanding into Asia and      favor companies with properties in                                JR., Director of
Europe. Simon is led by a talented           Midtown Manhattan, inside the beltway of          [RODRIGUEZ      Securities
management team that has produced            Washington, D.C. and in Southern                     PHOTO]       Management, INVESCO
consistent revenue and earnings streams,     California. Healthcare, however, is                               Real Estate, is lead
and the company also has a reasonable        often a lagging sector. It was the worst                          manager of AIM V.I.
valuation versus sector peers.               performing major property category for        Real Estate Fund and the head of real
                                             the year and therefore our underweight        estate securities for INVESCO. In
   Industrial REITs such as fund holding     position proved beneficial.                   addition to portfolio management, he
ProLogis also performed well. In a                                                         oversees all phases of the unit
fractionalized industry, ProLogis is         IN CLOSING                                    including securities research and
emerging as a warehouse and distribution                                                   administration. Mr. Rodriguez, who
leader in key U.S., European and Asian       Largely ignored during the tech boom of       joined INVESCO in 1990, has served on
markets. In addition, ProLogis continues     the late 1990s, REITs have now                the editorial boards of the National
to have sector-leading growth prospects      outperformed the broad market for five        Association of Real Estate Investment
and is led by a highly successful            straight years. At the close of 2004,         Trusts and Institutional Real Estate
management team.                             industry valuations began to catch up         Securities Newsletter. A contributing
                                             with REITs' rapid price appreciation. As      author for the book Real Estate
   Given the strong performance of the       such, we are still mindful of valuations      Investment Trusts: Structure, Analysis
fund, detractors for the year were           which remain at a premium to their            and Strategy, Mr. Rodriguez has served
isolated to a few individual holdings.       underlying property values. We are            as adjunct professor of economics at the
CBL & Associates proved a slight drag on     pleased to report another year of strong      University of Texas at Dallas. He is a
performance as guidance was lowered          absolute and relative fund performance        member of the National Association of
after an earnings miss was reported          and to provide shareholders with              Business Economists, The American Real
early in 2004. Late in 2003, CBL             double-digit returns.                         Estate Society and The Institute of
announced a joint venture with Galileo                                                     Certified Financial Planners. Mr.
Shopping America in the fourth quarter       The views and opinions expressed in           Rodriguez holds a B.B.A. in economics
of 2003. The earnings miss stemmed from      Management's Discussion of Fund               and finance and an M.B.A. in finance
a miscalculation of how dilutive the         Performance are those of A I M Advisors,      from Baylor University.
Galileo transaction would be to              Inc. These views and opinions are
earnings. Over the remainder of 2004,        subject to change at any time based on                            MARK D. BLACKBURN,
however, CBL was able to replace the         factors such as market and economic                               Chartered Financial
income lost in the Galileo transaction       conditions. These views and opinions may           [BLACKBURN     Analyst, Director of
through additional acquisitions.             not be relied upon as investment advice               PHOTO]      Security Research,
                                             or recommendations, or as an offer for a                          INVESCO Real Estate,
   During the year, we remained well         particular security. The information is                           is manager of AIM
diversified both by property type and        not a complete analysis of every aspect       V.I. Real Estate Fund. He serves as a
geographic location. Although there were     of any market, country, industry,             member of the U.S. Real Estate
no major changes to the portfolio during     security or the fund. Statements of fact      Securities Portfolio Management and
the year, we increased exposure to           are from sources considered reliable,         Research team. Prior to joining INVESCO
lodging and office REITs, while              but A I M Advisors, Inc. makes no             in 1998, he was an associate director of
decreasing exposure to healthcare REITs.     representation or warranty as to their        the research department at a brokerage
The lodging sector has staged a comeback     completeness or accuracy. Although            firm. He has approximately 17 years of
with increased corporate travel and          historical performance is no guarantee        experience in institutional investing
leisure spending. Hotels are now seeing      of future results, these insights may         and risk management. Mr. Blackburn
their first meaningful growth in average     help you understand our investment            received a B.S. in accounting from
daily rates since 2001.                      management philosophy.                        Louisiana State University and an M.B.A.
                                                                                           from Southern Methodist University. He
                                                  See important fund and index             is a Certified Public Accountant and a
                                                 disclosures inside front cover.           member of the National Association of
                                                                                           Real Estate Investment Trusts.
PRINCIPAL RISKS OF INVESTING IN THE FUND
                                                                                                               JAMES W. TROWBRIDGE,
Investing in a single-sector or single-region mutual fund involves greater risk and                            portfolio manager,
potential reward than investing in a more diversified fund.                                    [TROWBRIDGE     INVESCO Real Estate,
                                                                                                 PHOTO]        is manager of AIM
  International investing presents certain risks not associated with investing solely                          V.I. Real Estate
in the United States. These include risks relating to fluctuations in the value of                             Fund. He is a member
the U.S. dollar relative to the values of other currencies, the custody arrangements       of the U.S. Real Estate Securities
made for the fund's foreign holdings, differences in accounting, political risks and       Portfolio Management and Research team.
the lesser degree of public information required to be provided by non-U.S.                Mr. Trowbridge, who joined INVESCO in
companies. The fund may invest up to 25% of its assets in the securities of non-U.S.       1989, is responsible for integrating his
issuers.                                                                                   knowledge into INVESCO's publicly traded
                                                                                           real estate securities investments. He
  The fund invests substantial assets in REITs which present risks not associated          specializes in analyzing markets and
with investing in stocks.                                                                  property level supply-and-demand
                                                                                           relationships and evaluating REIT
  REITs tend to be small- to medium-sized companies. REIT shares, like other smaller       company strategic direction and
company shares, may be more volatile than and perform differently from larger-company      management. Prior to joining INVESCO,
shares. There may be less trading in a smaller company's shares, which means that buy      Mr. Trowbridge spent five years as a
and sell transactions in those shares could have a larger impact on the share's            senior real estate officer. He holds a
prices than in the case with larger-company shares.                                        B.S. in finance from Indiana University
                                                                                           and is a member of the National
                                                                                           Association of Real Estate Investment
                                                                                           Trusts.

                                                                                           Assisted by the Real Estate Team

                                                                                                    [RIGHT ARROW GRAPHIC]

                                                                                           FOR FURTHER INFORMATION ON YOUR FUND,
                                                                                           ITS EXPENSES AND ITS LONG-TERM
                                                                                           PERFORMANCE,PLEASE TURN THE PAGE.

CALCULATING YOUR ONGOING FUND EXPENSES                                                              AIM V.I. REAL ESTATE FUND

EXAMPLE                                      ACTUAL EXPENSES                               hypothetical expenses based on the
                                                                                           fund's actual expense ratio and an
As a shareholder of the fund, you incur      The table below provides information          assumed rate of return of 5% per year
ongoing costs including management fees,     about actual account values and actual        before expenses, which is not the fund's
distribution and/or service fees (12b-1)     expenses. You may use the information in      actual return. The hypothetical account
and other fund expenses. This example is     this table, together with the amount you      values and expenses may not be used to
intended to help you understand your         invested, to estimate the expenses that       estimate your actual ending account
ongoing costs (in dollars) of investing      you paid over the period. Simply divide       balance or expenses you paid for the
in the fund and to compare these costs       your account value by $1,000 (for             period. You may use this information to
with ongoing costs of investing in other     example, an $8,600 account value divided      compare the ongoing costs of investing
mutual funds. The example is based on an     by $1,000 = 8.6), then multiply the           in the fund and other funds. To do so,
investment of $1,000 invested at the         result by the number in the table under       compare this 5% hypothetical example
beginning of the period and held for the     the heading entitled "Actual Expenses         with the 5% hypothetical examples that
entire period, July 1, 2004-December 31,     Paid During Period" to estimate the           appear in the shareholder reports of the
2004.                                        expenses you paid on your account during      other funds.
                                             this period.
   The actual and hypothetical expenses                                                       Please note that the expenses shown
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR                      in the table are meant to highlight your
the effect of any fees or other expenses     COMPARISON PURPOSES                           ongoing costs only. Therefore, the
assessed in connection with a variable                                                     hypothetical information is useful in
product; if they did, the expenses shown     The table below also provides                 comparing ongoing costs only, and will
would be higher while the ending account     information about hypothetical account        not help you determine the relative
values shown would be lower.                 values and                                    total costs of owning different funds.


====================================================================================================================================
                                                               ACTUAL                                HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES          ENDING ACCOUNT           EXPENSES
    SHARE                  VALUE                     VALUE              PAID DURING            VALUE              PAID DURING
    CLASS                 (7/1/04)               (12/31/04)(1)          PERIOD(2)(3)        (12/31/04)            PERIOD(2)(4)
   Series I              $1,000.00                 $1,271.00               $7.42              $1,018.60               $6.60
   Series II              1,000.00                  1,270.30                8.27               1,017.85                7.35


(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 27.10% and 27.03% for Series I and Series II shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.30% and 1.45% for Series I and Series II shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Effective on
January 1, 2005, the advisor contractually agreed to waive a portion of its advisory fees. The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year are 1.21% and 1.45% for Series I and Series
II shares, respectively.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year are $6.91 and $8.27 for Series I and Series II shares, respectively.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year are $6.14 and $7.35 for Series I and Series II, respectively.

====================================================================================================================================

YOUR FUND'S LONG-TERM PERFORMANCE                                                                  AIM V.I. REAL ESTATE FUND

Past performance cannot guarantee            ======================================================================================
comparable future results.
                                             RESULTS OF A $10,000 INVESTMENT
  In evaluating this chart, please note      3/31/98-12/31/04
that the chart uses a logarithmic scale
along the vertical axis (the value
scale). This means that each scale                                               [MOUNTAIN CHART]
increment always represents the same
percent change in price; in a linear
chart each scale increment always                       AIM V.I. REAL ESTATE     S&P 500      MORGAN STANLEY     LIPPER REAL ESTATE
represents the same absolute change in        DATE          FUND-SERIES I         INDEX         REIT INDEX            FUND INDEX
price. In this example, the scale            3/31/98           $10000             $10000         $10000                 $10000
increment between $5,000 and $10,000 is         6/98             9500              10332           9462                   9462
the same as that between $10,000 and            9/98             8180               9307           8315                   8315
$20,000. In a linear chart, the latter         12/98             8412              11287           8294                   8294
scale increment would be twice as large.        3/99             7972              11849           7898                   7898
The benefit of using a logarithmic scale        6/99             8974              12682           8845                   8845
is that it better illustrates                   9/99             8228              11892           8026                   8026
performance during the early years             12/99             8441              13661           8001                   8001
before reinvested distributions and             3/00             9029              13973           8132                   8132
compounding create the potential for the        6/00             9764              13602           9004                   9004
original investment to grow to very             9/00            10587              13470           9705                   9705
large numbers. Had the chart used a            12/00            10859              12417          10046                  10046
linear scale along its vertical axis,           3/01            10077              10946           9909                   9909
you would not be able to see as clearly         6/01            10891              11586          10917                  10917
the movements in the value of the fund          9/01            10163               9886          10528                  10528
and the indexes in the early years             12/01            10775              10943          11062                  11062
depicted. We use a logarithmic scale in         3/02            11619              10973          11980                  11980
financial reports of funds that have            6/02            12256               9504          12516                  12516
more than five years of performance             9/02            11380               7863          11404                  11404
history.                                       12/02            11463               8525          11464                  11464
                                                3/03            11582               8257          11598                  11598
=======================================         6/03            13221               9527          13120                  13120
AVERAGE ANNUAL TOTAL RETURNS                    9/03            14413               9779          14312                  14312
                                               12/03            15913              10969          15730                  15730
As of 12/31/04                                  3/04            17889              11155          17558                  17558
                                                6/04            17101              11347          16644                  16644
SERIES I SHARES                                 9/04            18554              11134          17976                  17976
Inception (3/31/98)              12.18%        12/04           $21732             $12162         $20783                 $20783
 5 Years                         20.82
 1 Year                          36.58                                                                         Source: Lipper, Inc.
                                             ======================================================================================
SERIES II SHARES
Inception                        11.92%        The performance data quoted represent       ABOUT INDEXES USED IN THIS REPORT
 5 Years                         20.55       past performance and cannot guarantee
 1 Year                          36.40       comparable future results; current            The unmanaged Standard & Poor's
=======================================      performance may be lower or higher.           Composite Index of 500 Stocks (the S&P
                                             Please contact your variable product          500--Registered Trademark-- Index) is an
Returns since the inception date of          issuer or financial advisor for the most      index of common stocks frequently used
Series II shares are historical. All         recent month-end variable product             as a general measure of U.S. stock
other returns are the blended returns of     performance. Performance figures reflect      market performance.
the historical performance of the fund's     fund expenses, reinvested distributions
Series II shares since their inception       and changes in net asset value.                  The unmanaged Lipper Real Estate Fund
and the restated historical performance      Investment return and principal value         Index represents an average of the
of the fund's Series I shares (for           will fluctuate so that you may have a         performance of the 30 largest real
periods prior to inception of the Series     gain or loss when you sell shares.            estate funds tracked by Lipper, Inc., an
II shares) adjusted to reflect the                                                         independent mutual fund performance
higher Rule 12b-1 fees applicable to            AIM V.I. Real Estate Fund, a series        monitor.
the Series II shares. The inception date     portfolio of AIM Variable Insurance
of the fund's Series I shares is             Funds, is currently offered through              The Morgan Stanley REIT Index is a
3/31/98. The inception date of the           insurance companies issuing variable          total-return index composed of the most
fund's Series II shares is 4/30/04. The      products. You cannot purchase shares of       actively traded real estate investment
Series I and Series II shares invest in      the fund directly. Performance figures        trusts and is designed to be a measure
the same portfolio of securities and         given represent the fund and are not          of real estate equity performance. The
will have substantially similar              intended to reflect actual variable           index was developed with a base value of
performance, except to the extent that       product values. They do not reflect           200 as of December 31, 1994.
expenses borne by each class differ.         sales charges, expenses and fees
                                             assessed in connection with a variable           The fund is not managed to track the
                                             product. Sales charges, expenses and          performance of any particular index,
                                             fees, which are determined by the             including the indexes defined here, and
                                             variable product issuers, will vary and       consequently, the performance of the
                                             will lower the total return.*                 fund may deviate significantly from the
                                                                                           performance of the indexes.
                                                Had the advisor not waived fees
                                             and/or reimbursed expenses, performance           A direct investment cannot be made
                                             would have been lower.                        in an index. Unless otherwise indicated,
                                                                                           index results include reinvested
                                                                                           dividends, and they do not reflect sales
                                                                                           charges. Performance of an index of
                                                                                           funds reflects fund expenses;
                                                                                           performance of a market index does not.

                                                                                           OTHER INFORMATION

                                                                                           The returns shown in the Management's
                                                                                           Discussion of Fund Performance are based
                                                                                           on net asset values calculated for
                                                                                           shareholder transactions. Generally
                                                                                           accepted accounting principles require
                                                                                           adjustments to be made to the net assets
                                                                                           of the fund at period end for financial
                                                                                           reporting purposes, and as such, the net
                                                                                           asset values for shareholder
                                                                                           transactions and the returns based on
                                                                                           those net asset values may differ from
                                                                                           the net asset values and returns
                                                                                           reported in the Financial Highlights.

*Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

                                        5                            VIREA-AR-1

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-91.92%

APARTMENTS-14.24%

American Campus Communities, Inc.                 16,200   $   364,338
----------------------------------------------------------------------
Archstone-Smith Trust                             56,000     2,144,800
----------------------------------------------------------------------
AvalonBay Communities, Inc.                       17,800     1,340,340
----------------------------------------------------------------------
BRE Properties, Inc.-Class A                      22,900       923,099
----------------------------------------------------------------------
Canadian Apartment Properties Real Estate
  Investment Trust (Canada)                       28,100       352,580
----------------------------------------------------------------------
Equity Residential                                51,100     1,848,798
----------------------------------------------------------------------
Essex Property Trust, Inc.                        26,900     2,254,220
----------------------------------------------------------------------
GMH Communities Trust                              9,400       132,540
----------------------------------------------------------------------
United Dominion Realty Trust, Inc.                78,500     1,946,800
======================================================================
                                                            11,307,515
======================================================================

DIVERSIFIED-8.16%

British Land Co. PLC (United Kingdom)(a)          11,800       202,464
----------------------------------------------------------------------
Capital & Regional PLC (United Kingdom)(a)        13,600       181,028
----------------------------------------------------------------------
Cousins Properties Inc.-Series B, 7.50%
  Pfd.(b)                                         11,600       292,900
----------------------------------------------------------------------
Gecina S.A. (France)(a)                              800        79,237
----------------------------------------------------------------------
Hammerson PLC (United Kingdom)                    12,900       214,931
----------------------------------------------------------------------
Hang Lung Properties Ltd. (Hong Kong)(a)         135,000       208,667
----------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Bermuda)(a)          68,000       179,808
----------------------------------------------------------------------
Klepierre (France)(a)                              3,200       282,657
----------------------------------------------------------------------
Land Securities Group PLC (United Kingdom)(a)     10,700       286,770
----------------------------------------------------------------------
Mitsubishi Estate Co., Ltd. (Japan)(a)            13,000       152,787
----------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Japan)(a)               17,000       207,120
----------------------------------------------------------------------
Sino Land Co. Ltd. (Hong Kong)(a)                 60,594        59,658
----------------------------------------------------------------------
Stockland (Australia)(a)                          41,400       194,207
----------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Hong Kong)(a)       18,000       180,148
----------------------------------------------------------------------
Unibail (France)(a)                                1,300       204,381
----------------------------------------------------------------------
Vornado Realty Trust                              46,600     3,547,658
======================================================================
                                                             6,474,421
======================================================================

HEALTHCARE-0.81%

Health Care REIT, Inc.                             1,200        45,780
----------------------------------------------------------------------
Ventas, Inc.                                      21,800       597,538
======================================================================
                                                               643,318
======================================================================

INDUSTRIAL PROPERTIES-10.39%

Brixton PLC (United Kingdom)                      38,200       257,040
----------------------------------------------------------------------
Catellus Development Corp.                        20,447       625,678
----------------------------------------------------------------------
CenterPoint Properties Trust                      59,100     2,830,299
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
INDUSTRIAL PROPERTIES-(CONTINUED)

ProLogis                                         104,714   $ 4,537,258
======================================================================
                                                             8,250,275
======================================================================

INDUSTRIAL/OFFICE MIXED-0.66%

Duke Realty Corp.                                 15,400       525,756
======================================================================

LODGING-RESORTS-9.99%

Equity Inns Inc.                                  28,900       339,286
----------------------------------------------------------------------
Fairmont Hotels & Resorts Inc. (Canada)           26,800       928,352
----------------------------------------------------------------------
Hilton Hotels Corp.                               95,800     2,178,492
----------------------------------------------------------------------
Host Marriott Corp.                              116,800     2,020,640
----------------------------------------------------------------------
LaSalle Hotel Properties                          19,500       620,685
----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         31,600     1,845,440
======================================================================
                                                             7,932,895
======================================================================

OFFICE PROPERTIES-15.15%

Alexandria Real Estate Equities, Inc.             16,000     1,190,720
----------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.-Series
  C, 8.38% Pfd.                                    1,800        47,646
----------------------------------------------------------------------
Arden Realty, Inc.                                16,300       614,836
----------------------------------------------------------------------
Boston Properties, Inc.                           52,200     3,375,774
----------------------------------------------------------------------
Brandywine Realty Trust                           22,000       646,580
----------------------------------------------------------------------
Brookfield Properties Corp. (Canada)              15,000       561,000
----------------------------------------------------------------------
CarrAmerica Realty Corp.                          14,800       488,400
----------------------------------------------------------------------
Derwent Valley Holdings PLC (United
  Kingdom)(a)                                      9,500       204,680
----------------------------------------------------------------------
Kilroy Realty Corp.                               17,400       743,850
----------------------------------------------------------------------
Mack-Cali Realty Corp.                            31,700     1,459,151
----------------------------------------------------------------------
SL Green Realty Corp.                             42,400     2,567,320
----------------------------------------------------------------------
Sophia (France)(a)                                 2,100       125,861
======================================================================
                                                            12,025,818
======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.93%

St. Joe Co. (The)                                 17,400     1,117,080
----------------------------------------------------------------------
Trammell Crow Co.(c)                              22,900       414,719
======================================================================
                                                             1,531,799
======================================================================

REGIONAL MALLS-19.40%

Borealis Retail Real Estate Investment Trust
  (Canada)                                         7,400        82,383
----------------------------------------------------------------------
CapitaMall Trust (Singapore)                      73,300        79,044
----------------------------------------------------------------------
CBL & Associates Properties, Inc.-Series D,
  7.38% Pfd.(b)                                    7,800       197,437
----------------------------------------------------------------------
CFS Gandel Retail Trust (Australia)(a)           284,800       357,091
----------------------------------------------------------------------
General Growth Properties, Inc.                  138,900     5,022,624
----------------------------------------------------------------------
Liberty International PLC (United Kingdom)(a)     20,100       373,441
----------------------------------------------------------------------

                           AIM V.I. REAL ESTATE FUND

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
REGIONAL MALLS-(CONTINUED)

Macerich Co. (The)                                41,400   $ 2,599,920
----------------------------------------------------------------------
Mills Corp. (The)                                 22,200     1,415,472
----------------------------------------------------------------------
Simon Property Group, Inc.                        73,400     4,746,778
----------------------------------------------------------------------
Taubman Centers, Inc.-Series G, 8.00% Pfd.         4,100       106,395
----------------------------------------------------------------------
Westfield Group (Australia)(c)                    32,800       421,638
======================================================================
                                                            15,402,223
======================================================================

SELF STORAGE FACILITIES-1.64%

Extra Space Storage Inc.                          15,500       206,615
----------------------------------------------------------------------
Public Storage, Inc.                              10,900       607,675
----------------------------------------------------------------------
Shurgard Storage Centers, Inc.-Class A            11,100       488,511
======================================================================
                                                             1,302,801
======================================================================

SHOPPING CENTERS-6.35%

Developers Diversified Realty Corp.               46,800     2,076,516
----------------------------------------------------------------------
Federal Realty Investment Trust                    9,800       506,170
----------------------------------------------------------------------
Inland Real Estate Corp.                           5,300        84,535
----------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.               11,500       721,050
----------------------------------------------------------------------
Regency Centers Corp.                             18,800     1,041,520
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
SHOPPING CENTERS-(CONTINUED)

Urstadt Biddle Properties-Class A                 36,000   $   613,800
======================================================================
                                                             5,043,591
======================================================================

SPECIALTY PROPERTIES-3.20%

American Financial Realty Trust                   45,400       734,572
----------------------------------------------------------------------
Entertainment Properties Trust                    11,600       516,780
----------------------------------------------------------------------
Plum Creek Timber Co., Inc.                       27,200     1,045,568
----------------------------------------------------------------------
Spirit Finance Corp.(c)                           19,500       246,675
======================================================================
                                                             2,543,595
======================================================================
    Total Real Estate Investment Trusts,
      Common Stocks & Other Equity Interests
      (Cost $56,249,885)                                    72,984,007
======================================================================

MONEY MARKET FUNDS-8.46%

Premier Portfolio (Cost $6,720,218)(d)(e)      6,720,218     6,720,218
======================================================================
TOTAL INVESTMENTS-100.38% (Cost $62,970,103)                79,704,225
======================================================================
OTHER ASSETS LESS LIABILITIES-(0.38%)                         (299,542)
======================================================================
NET ASSETS-100.00%                                         $79,404,683
______________________________________________________________________
======================================================================

Investment Abbreviations:

Pfd.  - Preferred
REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $3,480,005, which represented 4.37% of the Fund's Total Investments. See
    Note 1A.
(b) Security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $490,337, which represented 0.62% of the Fund's Total Investments. See Note 1A.
(c) Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Effective October 15, 2004, INVESCO Treasurer's Money Market Reserve Fund was renamed Premier Portfolio. Effective February 25, 2005, shares of Premier Portfolio owned by the Fund will be designated as Investor Class shares.

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost $56,249,885)  $72,984,007
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $6,720,218)                                6,720,218
============================================================
    Total investments (cost $62,970,103)          79,704,225
============================================================
Foreign currencies, at market value (cost
  $68,741)                                            67,535
------------------------------------------------------------
Receivables for:
  Investments sold                                   212,509
------------------------------------------------------------
  Fund shares sold                                    19,882
------------------------------------------------------------
  Dividends                                          287,604
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 4,935
============================================================
    Total assets                                  80,296,690
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              538,250
------------------------------------------------------------
  Fund shares reacquired                             247,419
------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              5,265
------------------------------------------------------------
Accrued administrative services fees                  59,097
------------------------------------------------------------
Accrued distribution fees -- Series II                     5
------------------------------------------------------------
Accrued transfer agent fees                            1,826
------------------------------------------------------------
Accrued operating expenses                            40,145
============================================================
    Total liabilities                                892,007
============================================================
Net assets applicable to shares outstanding      $79,404,683
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $59,200,102
------------------------------------------------------------
Undistributed net investment income                  902,500
------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                2,567,654
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               16,734,427
============================================================
                                                 $79,404,683
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $79,390,663
____________________________________________________________
============================================================
Series II                                        $    14,020
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           4,149,600
____________________________________________________________
============================================================
Series II                                              733.4
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $     19.13
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $     19.12
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $10,975)                                       $ 1,455,760
------------------------------------------------------------
Dividends from affiliated money market funds          42,723
============================================================
    Total investment income                        1,498,483
============================================================

EXPENSES:

Advisory fees                                        413,031
------------------------------------------------------------
Administrative services fees                         130,388
------------------------------------------------------------
Custodian fees                                        24,164
------------------------------------------------------------
Distribution fees -- Series II                            20
------------------------------------------------------------
Transfer agent fees                                    8,945
------------------------------------------------------------
Trustees' fees and retirement benefits                10,198
------------------------------------------------------------
Professional fees                                     38,100
------------------------------------------------------------
Other                                                 27,693
============================================================
    Total expenses                                   652,539
============================================================
Less: Fees waived and expense offset
  arrangement                                        (50,290)
============================================================
    Net expenses                                     602,249
============================================================
Net investment income                                896,234
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            2,630,910
------------------------------------------------------------
  Foreign currencies                                 (13,264)
============================================================
                                                   2,617,646
============================================================
Change in net unrealized appreciation of:
  Investment securities                           12,603,296
------------------------------------------------------------
  Foreign currencies                                     272
============================================================
                                                  12,603,568
============================================================
Net gain from investment securities and foreign
  currencies                                      15,221,214
============================================================
Net increase in net assets resulting from
  operations                                     $16,117,448
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.
                           AIM V.I. REAL ESTATE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   896,234    $   540,013
----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  2,617,646      1,641,153
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                          12,603,568      3,983,965
========================================================================================
    Net increase in net assets resulting from operations       16,117,448      6,165,131
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (553,411)      (384,782)
----------------------------------------------------------------------------------------
  Series II                                                          (100)            --
========================================================================================
    Total distributions from net investment income               (553,511)      (384,782)
========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                     (1,213,446)            --
----------------------------------------------------------------------------------------
  Series II                                                          (218)            --
========================================================================================
    Total distributions from net realized gains                (1,213,664)            --
========================================================================================
    Decrease in net assets resulting from distributions        (1,767,175)      (384,782)
========================================================================================
Share transactions-net:
  Series I                                                     38,957,318      7,437,426
----------------------------------------------------------------------------------------
  Series II                                                        10,318             --
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              38,967,636      7,437,426
========================================================================================
    Net increase in net assets                                 53,317,909     13,217,775
========================================================================================

NET ASSETS:

  Beginning of year                                            26,086,774     12,868,999
========================================================================================
  End of year (including undistributed net investment income
    of $902,500 and $528,809, respectively)                   $79,404,683    $26,086,774
________________________________________________________________________________________
========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Real Estate Fund, formerly INVESCO VIF-Real Estate Opportunity Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable product"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On April 30, 2004, the Fund was restructured from a separate series of INVESCO Variable Investment Funds, Inc. to a new series portfolio of the Trust.

    The Fund's investment objective is to achieve a high total return. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts

                           AIM V.I. REAL ESTATE FUND
of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

                           AIM V.I. REAL ESTATE FUND

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. For the period May 1, 2004 through December 31, 2004, the Fund paid advisory fees to AIM of $315,141. Prior to May 1, 2004, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. ("IFG"). For the period January 1, 2004 through April 30, 2004, the Fund paid advisory fees under similar terms to IFG of $97,890. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.75% of the first $250 million, plus 0.74% of the next $250 million, plus 0.73% of the next $500 million, plus 0.72% of the next $1.5 billion, plus 0.71% of the next $2.5 billion, plus 0.70% of the next $2.5 billion, plus 0.69% of the next $2.5 billion, plus 0.68% of the Fund's average daily net assets in excess of $10 billion.

    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. Prior to May 1, 2004, AIM had agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.35% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on
                           AIM V.I. REAL ESTATE FUND
investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the period May 1, 2004 through December 31, 2004, AIM waived fees of $38,795. For the period January 1, 2004 through April 30, 2004, IFG waived fees of $11,381.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the period May 1, 2004 through December 31, 2004, AIM was paid $98,259, of which AIM retained $33,469 for services provided by AIM. Prior to May 1, 2004, the Fund had an administrative services agreement with IFG. For the period January 1, 2004 through April 30, 2004, under similar terms, IFG was paid $32,129, of which IFG retained $4,938 for services provided by IFG.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $8,945.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. Pursuant to the Plan, for the period April 30, 2004 (date sales commenced) through December 31, 2004, the Series II shares paid $12 after AIM Distributors waived Plan fees of $8.

    Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio       $1,799,987       $37,566,927       $(32,646,696)         $  --          $6,720,218       $42,723        $  --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in custodian fees of $106 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $106.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $1,877 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by

                           AIM V.I. REAL ESTATE FUND
collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004         2003
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $1,581,743    $384,782
------------------------------------------------------------------------------------
  Long-term capital gain                                         185,432          --
====================================================================================
Total distributions                                           $1,767,175    $384,782
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                 2004
-------------------------------------------------------------------------
Undistributed ordinary income                                 $ 2,066,999
-------------------------------------------------------------------------
Undistributed long-term gain                                    1,545,746
-------------------------------------------------------------------------
Unrealized appreciation-investments                            16,594,867
-------------------------------------------------------------------------
Temporary book/tax differences                                     (3,031)
-------------------------------------------------------------------------
Shares of beneficial interest                                  59,200,102
=========================================================================
Total net assets                                              $79,404,683
_________________________________________________________________________
=========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and market to market of certain passive foreign investment securities. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $305.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $48,804,207 and $14,743,875, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $16,601,848
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities           (7,286)
===============================================================================
Net unrealized appreciation of investment securities              $16,594,562
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $63,109,663.

                           AIM V.I. REAL ESTATE FUND

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on December 31, 2004, undistributed net investment income (loss) was increased by $30,968 and undistributed net realized gain (loss) was decreased by $30,968. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

                                         CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                                        2004                         2003
                                                              -------------------------    ------------------------
                                                               SHARES         AMOUNT        SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    3,115,355    $ 50,705,698    1,026,217    $12,642,163
-------------------------------------------------------------------------------------------------------------------
  Series II(b)                                                      716          10,000           --             --
===================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       94,788       1,766,857       27,387        384,782
-------------------------------------------------------------------------------------------------------------------
  Series II(b)                                                       17             318           --             --
===================================================================================================================
Reacquired:
  Series I                                                     (879,455)    (13,515,237)    (460,976)    (5,589,519)
===================================================================================================================
                                                              2,331,421    $ 38,967,636      592,628    $ 7,437,426
___________________________________________________________________________________________________________________
===================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 75% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) Series II shares commenced sales on April 30, 2004.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    SERIES I
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2004          2003       2002       2001      2000
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.34       $ 10.49    $  9.97    $10.15    $ 7.91
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.32(a)       0.20       0.14      0.20      0.15
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  4.92          3.87       0.50     (0.28)     2.11
==================================================================================================================
    Total from investment operations                             5.24          4.07       0.64     (0.08)     2.26
==================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.14)        (0.22)     (0.12)    (0.10)    (0.02)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.31)           --         --        --        --
==================================================================================================================
    Total distributions                                         (0.45)        (0.22)     (0.12)    (0.10)    (0.02)
==================================================================================================================
Net asset value, end of period                                $ 19.13       $ 14.34    $ 10.49    $ 9.97    $10.15
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 36.58%        38.82%      6.37%    (0.76)%   28.63%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $79,391       $26,087    $12,869    $4,723    $2,456
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.31%(c)      1.35%      1.36%     1.38%     1.73%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.42%(c)      1.62%      1.89%     2.70%     5.28%
==================================================================================================================
Ratio of net investment income to average net assets             1.96%(c)      3.02%      4.53%     4.35%     3.96%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                            34%          126%       191%      163%      168%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $45,884,338.

                           AIM V.I. REAL ESTATE FUND

                                                                SERIES II
                                                              --------------
                                                              APRIL 30, 2004
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               DECEMBER 31,
                                                                   2004
----------------------------------------------------------------------------
Net asset value, beginning of period                              $13.96
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.20(a)
----------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            5.41
============================================================================
    Total from investment operations                                5.61
============================================================================
Less distributions:
  Dividends from net investment income                             (0.14)
----------------------------------------------------------------------------
  Distributions from net realized gains                            (0.31)
============================================================================
    Total distributions                                            (0.45)
============================================================================
Net asset value, end of period                                    $19.12
____________________________________________________________________________
============================================================================
Total return(b)                                                    40.23%
____________________________________________________________________________
============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $   14
____________________________________________________________________________
============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.45%(c)
----------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.66%(c)
============================================================================
Ratio of net investment income to average net assets                1.82%(c)
____________________________________________________________________________
============================================================================
Portfolio turnover rate(d)                                            34%
____________________________________________________________________________
============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are annualized and based on average daily net assets of $11,824.
(d)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and

                           AIM V.I. REAL ESTATE FUND
acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of

                           AIM V.I. REAL ESTATE FUND

California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                           AIM V.I. REAL ESTATE FUND

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                           AIM V.I. REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM V.I. Real Estate Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Real Estate Fund, formerly known as INVESCO VIF - Real Estate Opportunity Fund, (one of the funds constituting AIM Variable Insurance Funds, formerly known as INVESCO Variable Investment Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 11, 2005
Houston, Texas

                           AIM V.I. REAL ESTATE FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of INVESCO VIF-Real Estate Opportunity Fund (now known as AIM V.I. Real Estate Fund) ("Fund"), an investment portfolio of INVESCO Variable Investment Funds, Inc., (now known as AIM Variable Insurance Funds), a Delaware statutory trust, ("Trust"), was held on April 2, 2004. The meeting was held for the following purposes:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

(2)  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)* To approve an Agreement and Plan of Reorganization to redomesticate each series portfolio of Company as a new series portfolio of AIM Variable Insurance Funds, an existing Delaware statutory trust.

(5A) To approve changing the investment objectives of INVESCO VIF-Real Estate Opportunity Fund.

(5B) To approve making new investment objective non-fundamental for INVESCO VIF-Real Estate Opportunity Fund.

(6) To approve changing the fundamental investment restrictions of INVESCO VIF-Real Estate Opportunity Fund:

    (a) Issuer diversification

    (b) Borrowing money and issuing senior securities

    (c) Underwriting securities

    (d) Industry concentration

    (e) Purchasing or selling real estate

    (f) Purchasing or selling commodities

    (g) Making loans

    (h) Investing the fund's assets in an open-end fund.

The results of the voting on the above matters were as follows:

                                                                       WITHHOLDING
        TRUSTEES/MATTER                                VOTES FOR        AUTHORITY
----------------------------------------------------------------------------------
(1)*    Bob R. Baker.................................  93,545,754       4,458,528
        Frank S. Bayley..............................  93,653,161       4,351,121
        James T. Bunch...............................  93,688,828       4,315,454
        Bruce L. Crockett............................  93,737,421       4,266,861
        Albert R. Dowden.............................  93,716,317       4,287,965
        Edward K. Dunn, Jr...........................  93,623,043       4,381,239
        Jack M. Fields...............................  93,746,928       4,257,354
        Carl Frischling..............................  93,654,819       4,349,463
        Robert H. Graham.............................  93,716,756       4,287,526
        Gerald J. Lewis..............................  93,594,018       4,410,264
        Prema Mathai-Davis...........................  93,482,582       4,521,700
        Lewis F. Pennock.............................  93,664,049       4,340,233
        Ruth H. Quigley..............................  93,518,516       4,485,766
        Louis S. Sklar...............................  93,623,163       4,381,119
        Larry Soll, Ph.D. ...........................  93,521,612       4,482,670
        Mark H. Williamson...........................  93,642,072       4,362,210

                           AIM V.I. REAL ESTATE FUND

                                                                          VOTES         WITHHELD/
         MATTER                                         VOTES FOR        AGAINST       ABSTENTIONS
--------------------------------------------------------------------------------------------------
(2)      Approval of a new Investment Advisory
         Agreement with A I M Advisor, Inc. ..........   1,674,384         35,039         132,619
(3)      Approval of a new Sub-Advisory Agreement
         between A I M Advisors, Inc. and INVESCO
         Institutional (N.A.), Inc. ..................   1,681,829         25,483         134,730
(4)*     Approval of an Agreement and Plan of
         Reorganization to redomesticate each series
         portfolio of Company as a new series
         portfolio of AIM Variable Insurance Funds, an
         existing Delaware statutory trust............  88,123,016      3,299,467       6,581,799
(5A)     Approval of changing the investment
         objectives of INVESCO VIF-Real Estate
         Opportunity Fund.............................   1,648,735         73,109         120,198
(5B)     Approval of making new investment objective
         non-fundamental for INVESCO VIF-Real Estate
         Opportunity Fund.............................   1,658,108         71,402         112,532
(6)      Approval of changing the fundamental
         investment restrictions of INVESCO VIF-Real
         Estate Opportunity Fund:
         (a) Issuer diversification...................   1,564,484         56,725         220,833
         (b) Borrowing money and issuing senior
         securities...................................   1,532,074         89,135         220,833
         (c) Underwriting securities..................   1,497,249        123,960         220,833
         (d) Industry concentration...................   1,559,726         61,483         220,833
         (e) Purchasing or selling real estate........   1,558,882         62,327         220,833
         (f) Purchasing or selling commodities........   1,533,919         87,290         220,833
         (g) Making loans.............................   1,485,182        136,027         220,833
         (h) Investing the fund's assets in an
         open-end fund................................   1,556,296         64,913         220,833

* Proposal required approval by a combined vote of all the portfolios of INVESCO Variable Investment Funds, Inc.

                           AIM V.I. REAL ESTATE FUND

TRUSTEES AND OFFICERS

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                           AIM V.I. REAL ESTATE FUND

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                       HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA   None
   Trustee                                          of the USA
--------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993             Partner, law firm of Pennock & Cooper     None
   Trustee
--------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                   None
   Trustee
--------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993             Executive Vice President, Development     None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
--------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004             Retired                                   None
   Trustee
--------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004             Senior Vice President, A I M Management   N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
--------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,          N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; and Senior Vice
                                                    President and General Counsel, Liberty
                                                    Funds Group, LLC and Vice President,
                                                    A I M Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993             Managing Director, Chief Fixed Income     N/A
   Vice President                                   Officer and Senior Investment Officer,
                                                    A I M Capital Management, Inc. and Vice
                                                    President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993             Managing Director and Director of Money   N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M  N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004             Senior Portfolio Manager, A I M           N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President and
                                                    Senior Portfolio Manager, INVESCO
                                                    Institutional (N.A.), Inc.
--------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004             Senior Portfolio Manager, A I M           N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President,
                                                    Director of Sector Management and Senior
                                                    Portfolio Manager, INVESCO Institutional
                                                    (N.A.), Inc.
--------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993             Director of Cash Management, Managing     N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999             Executive Vice President, A I M           N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc. (See footnote (4)
                                                    below.)
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   INVESCO Institutional
Suite 100                     11 Greenway Plaza        Inc.                     LLP                      (N.A.), Inc.
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street    INVESCO Realty Advisors
                              Houston, TX 77046-1173   Suite 100                Suite 2900               Division
                                                       Houston, TX 77046-1173   Houston, Texas           Three Galleria Tower,
                                                                                77002-5678               Suite 500
                                                                                                         13155 Noel Road
                                                                                                         Dallas, TX 75240
COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Foley & Lardner LLP                                    AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $185,432 for the Fund's tax year ended December 31, 2004.

                           AIM V.I. REAL ESTATE FUND

                                                  AIM V.I. SMALL CAP EQUITY FUND
                               Annual Report to Shareholders o December 31, 2004


                                                  AIM V.I. SMALL CAP EQUITY FUND
                                   seeks to provide long-term growth of capital.


Unless otherwise stated,information presented in this report is as of 12/31/04 and is based on total net assets.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the 1st and 3rd quarters of each fiscal year on Form N-Q. The fund's Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Copies of the fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the fund are 811-7452 and 33-57340. The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the Securities and Exchange Commission's Web site, sec.gov.

Information regarding how the fund voted proxies related to its portfolio securities during the 12 months ended 6/30/04 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select your fund from the drop-down menu.


===================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A
CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE
PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE
INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ EACH CAREFULLY BEFORE
INVESTING.
===================================================

===================================================           YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE           -- Registered Trademark --          -- Registered Trademark --
===================================================

AIM V.I. SMALL CAP EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               fundamental, valuation and technical
                                                                                          analysis to identify attractively valued
Stocks, as measured by most domestic        underweight in financials in comparison       small-cap companies with visible and
market indexes, rallied in the fourth       to the index and its holdings in this         long-term growth opportunities, as
quarter of 2004, enabling the fund to       sector generally lagged those of the          demonstrated by consistent and
record positive returns for the year.       benchmark.                                    accelerating earnings growth.

========================================       Because our primary investments are           We seek to deliver the risk and
FUND VS. INDEXES                            generally the stocks of fundamentally         return characteristics of the small-cap
                                            sound companies, we may be at a               core asset class. We employ a
Total returns, 12/31/03-12/31/04,           disadvantage during periods when lower        disciplined portfolio construction
excluding variable product issuer           quality stocks lead market returns.           process that aligns the fund with the
charges. If variable product issuer         However, as history has demonstrated, we      benchmark that we believe represents the
charges were included, returns would be     believe adhering to our strategy of           small-cap-core asset class--the S&P
lower.                                      investing in companies that exhibit           Small Cap 600 Index. We endeavor to
                                            sustainable growth positions the fund to      diversify the fund in line with the
Series I Shares                   9.41%     potentially take advantage of continued       sector diversification of that
                                            economic recovery and perform well over       benchmark, so we stay fully diversified
Series II Shares                  9.23      an entire economic cycle. As such, we         in all those sectors and have a maximum
                                            believe our combination of disciplined        deviation from that sector weight of
S&P 500 Index                               portfolio construction and fundamentally      plus or minus 350 basis points (3.5%).
 (Broad Market Index)            10.87      based stock selection can potentially
                                            lead to attractive absolute returns over
Russell 2000 Index                          a long-term investment horizon with              We consider selling a stock for any
(Style-specific Index)           18.33      below-market volatility. Having recently      of the following reasons:
                                            taken over management of the fund, we
Lipper Small-Cap Core Fund Index            encourage shareholders to avoid placing
(Peer Group Index)               18.37      emphasis on short-term relative                  o A change in industry or company
                                            performance and instead measure the           fundamentals indicates problems
SOURCE: LIPPER, INC.                        success of our investment process over
========================================    the long term.                                   o The price target has been exceeded

   In selecting stocks for the fund, our    HOW WE INVEST                                    o The technical profile deteriorates
focus is on companies with sound
fundamentals and strong earnings-growth     On September 1, 2004, changes were made       MARKET CONDITIONS AND YOUR FUND
potential. We observed that many of the     to the fund's portfolio management team
stocks that led the fourth-quarter rally    with the objective of solidifying the         After assuming management of the fund,
represented smaller, riskier,               fund's positioning as a core product. We      we restructured the portfolio,
unprofitable companies that did not meet    seek to produce consistent and                transitioning to stocks in which we had
our investment criteria. We believe that    attractive risk-adjusted returns for          the most confidence in their long-term
this is the main reason the fund lagged     long-term investors by adhering to our        outlook. We increased the fund's
its indexes. The quarter was reminiscent    disciplined investment process of using       weighting most significantly in the
of the market environment of 2003 when                                                    information technology sector, where we
high quality and relatively larger                                                        found software stocks attractively
market cap stocks underperformed                                                          priced after a sell-off earlier in the
smaller, riskier stocks. Additionally,                                                    year. We believe software companies
the fund underperformed the Russell 2000                                                  could benefit from increased corporate
Index primarily because it was                                                            spending.

                                                                                             Within the financials sector, we
                                                                                          increased the fund's holdings in banks,
                                                                                          specifically those that could benefit
                                                                                          from increased demand for

====================================================================================================================================
PORTFOLIO COMPOSITION                       TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
------------------------------------------------------------------------------------------------------------------------------------
By sector                                   1. MICROS Systems, Inc.              1.5%     1. Application Software              6.4
1. Information Technology           19.7%   2. Jackson Hewitt Tax Service Inc.   1.5      2. Apparel Retail                    6.1
2. Industrials                      19.7    3. Overnite Corp.                    1.4      3. Regional Banks                    5.4
3. Consumer Discretionary           15.9    4. Commercial Metals Co.             1.4      4. Oil & Gas Exploration &
4. Financials                       13.8    5. Landstar System Inc.              1.3          Production                       3.5
5. Health Care                      12.1    6. Compass Minerals                           5. Technology Distributors           3.2
6. Materials                         8.3       International Inc.                1.3      6. Industrial Machinery              3.1
7. Energy                            4.9    7. Cache, Inc.                       1.3      7. Trucking                          2.7
8. Utilities                         1.8    8. Quiksilver, Inc.                  1.3      8. Health Care Facilities            2.7
9. Consumer Staples                  1.2    9. Chicago Bridge & Iron Co.                  9. Diversified Commercial Services   2.4
   Money Market Funds Plus                     N.V.-New York Shares (Netherlands)1.3      10.Housewares & Specialties          2.4
   Other Assets Less Liabilities     2.6    10.Kindred Healthcare, Inc.          1.2

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.
====================================================================================================================================

AIM V.I. SMALL CAP EQUITY FUND

commercial and industrial loans.            more optimistic about the company's           THE VIEWS AND OPINIONS EXPRESSED IN
Simultaneously, we reduced the fund's       prospects because of its rapidly growing      MANAGEMENT'S DISCUSSION OF FUND
exposure to mortgage-related securities     Las Vegas, Nevada, market. Southwestern       PERFORMANCE ARE THOSE OF A I M ADVISORS,
because of rising interest rates and to     Energy Company, which operates in             INC. THESE VIEWS AND OPINIONS ARE
insurance stocks due to concerns about      Arkansas, Louisiana, New Mexico,              SUBJECT TO CHANGE AT ANY TIME BASED ON
the current pricing cycle in this           Oklahoma and Texas, reported record           FACTORS SUCH AS MARKET AND ECONOMIC
industry.                                   second-quarter earnings, citing growing       CONDITIONS. THESE VIEWS AND OPINIONS MAY
                                            production volume and high oil prices as      NOT BE RELIED UPON AS INVESTMENT ADVICE
   In industrials, we increased the         the key contributing factors. We sold         OR RECOMMENDATIONS, OR AS AN OFFER FOR A
fund's holdings in capital goods            the stock, taking profits as the stock        PARTICULAR SECURITY. THE INFORMATION IS
companies, which could benefit from         exceeded our valuation target.                NOT A COMPLETE ANALYSIS OF EVERY ASPECT
increasing global demand. In consumer                                                     OF ANY MARKET, COUNTRY, INDUSTRY,
discretionary, we increased the fund's         Detracting from fund performance were      SECURITY OR THE FUND. STATEMENTS OF FACT
exposure to hotels and gaming, primarily    DDI a manufacturer of printed circuit         ARE FROM SOURCES CONSIDERED RELIABLE,
as a result of our stock-selection          boards, and Primus Telecommunications,        BUT A I M ADVISORS, INC. MAKES NO
process, focusing on individual             which caters primarily to international       REPRESENTATION OR WARRANTY AS TO THEIR
companies. One of the stocks we added in    long-distance callers. DDI's stock price      COMPLETENESS OR ACCURACY. ALTHOUGH
this industry was the hotel chain La        was adversely affected when the company       HISTORICAL PERFORMANCE IS NO GUARANTEE
Quinta, which could potentially benefit     announced disappointing earnings in the       OF FUTURE RESULTS, THESE INSIGHTS MAY
from an ability to increase room rates      first quarter of 2004. Primus' stock          HELP YOU UNDERSTAND OUR INVESTMENT
because of increased travel. We also        declined as the company's earnings            MANAGEMENT PHILOSOPHY.
reduced the fund's cash position,           reflected increasing competition.
redirecting these assets into stocks.       Neither stock was in the portfolio at
                                            the close of the reporting period.                            JULIET ELLIS, Chartered
   These changes, combined with an                                                             [ELLIS     Financial Analyst and
upswing in the market, helped the fund                                                         PHOTO]     senior portfolio
post double-digit returns for the fourth    IN CLOSING                                                    manager, is lead
quarter. Major market indexes, after                                                                      portfolio manager of
struggling for much of the year, rallied    We remain committed to our bottom-up                          AIM V.I. Small Cap
after oil prices peaked in October and      investment process of identifying the         Equity Fund. Ms. Ellis joined AIM in
the presidential election cycle drew to     attractively valued stocks of small-cap       2004. She previously served as Senior
a close.                                    companies with visible and long-term          Portfolio Manager of two small-cap funds
                                            growth opportunities while striving to        for another company and was responsible
   For the entire year, sectors that        avoid high-risk stocks. We believe our        for the management of more than $2
contributed the most to fund performance    disciplined investment strategy has the       billion in assets. Ms. Ellis began her
were industrials, materials and health      potential to provide shareholders with        investment career in 1981 as a financial
care. Detracting from performance were      reliable, long-term, risk-adjusted            consultant. She is a Cum Laude and Phi
information technology, even though         performance consistent with a small-cap       Beta Kappa graduate of Indiana
stocks in this sector rallied in the        core-stock fund. As always, we thank you      University with a B.A. in economics and
fourth quarter, and telecommunication       for your continuing investment in AIM         political science.
services.                                   V.I. Small Cap Equity Fund.

   Stocks that contributed positively to                                                                  JUAN HARTSFIELD,
fund performance included Sierra Health                                                     [HARTSFIELD   Chartered Financial
Services, a managed care health                                                                PHOTO]     Analyst and Portfolio
provider, and Southwestern Energy, an                                                                     Manager, is portfolio
oil and gas exploration company. The                                                                      manager of AIM V.I.
stock price of Sierra Health Services                                                                     Small Cap Equity Fund.
appreciated as investors were                                                             Prior to joining AIM in 2004, he began
                                                                                          his investment career in 2000 as an
                                                                                          equity analyst and most recently served
                                                                                          as a portfolio manager. Mr. Hartsfield
                                                                                          earned a B.S. in petroleum engineering
                                                                                          from the University of Texas and his
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                  M.B.A. from the University of Michigan.

Investing in small and mid-size companies involves risks not associated with              Assisted by the Small Cap Core/Growth
investing in more established companies, including business risk, significant stock       Team
price fluctuations and illiquidity.

   International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers.

   The fund may invest a portion of its assets in synthetic instruments, such as warrants, futures, options, exchange traded funds and American Depositary Receipts, the value of which may not correlate perfectly with the overall securities market.
Risks associated with synthetic instruments may include counter party risk and sensitivity to interest rate changes and market price fluctuations. See the prospectus for more details.

====================================================================================
TOTAL NET ASSETS                                                   $26.6 MILLION

TOTAL NUMBER OF HOLDINGS*                                                    116
====================================================================================               [RIGHT ARROW GRAPHIC]

                                                                                          FOR FURTHER INFORMATION ON YOUR FUND,
                                                                                          ITS EXPENSES AND ITS LONG-TERM
                                                                                          PERFORMANCE,PLEASE TURN THE PAGE.

AIM V.I. SMALL CAP EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                     actual account values and actual              account balance or expenses you paid for
                                            expenses. You may use the information in      the period. You may use this information
As a shareholder of the fund, you incur     this table, together with the amount you      to compare the ongoing costs of
ongoing costs including management fees,    invested, to estimate the expenses that       investing in the fund and other funds.
distribution and/or service fees (12b-1)    you paid over the period. Simply divide       To do so, compare this 5% hypothetical
and other Fund expenses. This example is    your account value by $1,000 (for             example with the 5% hypothetical
intended to help you understand your        example, an $8,600 account value divided      examples that appear in the shareholder
ongoing costs (in dollars) of investing     by $1,000 = 8.6), then multiply the           reports of the other funds.
in the fund and to compare these costs      result by the number in the table under
with ongoing costs of investing in other    the heading entitled "Actual Expenses            Please note that the expenses shown
mutual funds. The example is based on an    Paid During Period" to estimate the           in the table are meant to highlight your
investment of $1,000 invested at the        expenses you paid on your account during      ongoing costs only. Therefore, the
beginning of the period and held for the    this period.                                  hypothetical information is useful in
entire period, July 1, 2004-December                                                      comparing ongoing costs only, and will
31, 2004.                                   HYPOTHETICAL EXAMPLE FOR                      not help you determine the relative
                                            COMPARISON PURPOSES                           total costs of owning different funds.
   The actual and hypothetical expenses
in the examples below do not represent      The table below also provides
the effect of any fees or other expenses    information about hypothetical account
assessed in connection with a variable      values and hypothetical expenses based
product; if they did, the expenses shown    on the fund's actual expense ratio and
would be higher while the ending account    an assumed rate of return of 5% per year
values shown would be lower.                before expenses, which is not the fund's
                                            actual return. The hypothetical account
ACTUAL EXPENSES                             values and expenses may not be used to
                                            estimate your actual ending
The table below provides information
about

====================================================================================================================================
                                                               ACTUAL                                HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES          ENDING ACCOUNT           EXPENSES
    SHARE                  VALUE                     VALUE              PAID DURING            VALUE              PAID DURING
    CLASS                 (7/1/04)               (12/31/04)(1)          PERIOD(2)           (12/31/04)             PERIOD(2)
   Series I              $1,000.00                 $1,035.80              $6.65              $1,018.60                $6.60
   Series II              1,000.00                  1,035.00               7.42               1,017.85                 7.35


(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to
December 31, 2004 was 3.58% and 3.50% for Series I and Series II shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.30% and 1.45% for Series I and Series II shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIM V.I. SMALL CAP EQUITY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

                                            ========================================================================================
                                            RESULTS OF A $10,000 INVESTMENT
========================================    8/29/03-12/31/04 Index data from 8/31/03
AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/04                                                                  [MOUNTAIN CHART]
SERIES I SHARES
Inception (8/29/03)               17.87%
1 Year                             9.41                  AIM V.I. SMALL    AIM V.I. SMALL
                                                          CAP EQUITY        CAP EQUITY                                 LIPPER SMALL
SERIES II SHARES                                          FUND-SERIES       FUND-SERIES      RUSSELL 2000   S&P 500     CAP CORE
Inception (8/29/03)               17.69%      DATE         I SHARES          II SHARES          INDEX        INDEX      FUND INDEX
1 YEAR                             9.23
========================================    8/29/2003       $10000             $10000
                                                 8/03        10000              10000           $10000      $10000        $10000
The Series I and Series II shares invest         9/03         9830               9830             9815        9894          9783
in the same portfolio of securities and         10/03        10650              10650            10640       10454         10552
will have substantially similar                 11/03        10990              10990            11017       10545         10932
performance, except to the extent that          12/03        11393              11387            11241       11098         11236
expenses borne by each class differ.             1/04        11713              11707            11729       11302         11592
                                                 2/04        11964              11958            11834       11459         11793
   The performance data quoted represent         3/04        12074              12068            11945       11286         11921
past performance and cannot guarantee            4/04        11563              11548            11336       11109         11512
comparable future results; current               5/04        11694              11678            11516       11261         11612
performance may be lower or higher.              6/04        12034              12018            12001       11480         12107
Please consult the product issuer or             7/04        11183              11167            11193       11100         11469
your financial advisor for the most              8/04        10732              10717            11135       11145         11369
recent month-end performance.                    9/04        11163              11137            11658       11265         11934
Performance figures reflect fund                10/04        11433              11418            11888       11437         12130
expenses, reinvested distributions and          11/04        12224              12208            12919       11900         13088
changes in net asset value. Investment          12/04       $12465             $12439           $13301      $12305        $13299
return and principal value will                                                                                 Source: Lipper, Inc.
fluctuate so that you may have a gain or    ========================================================================================
loss when you sell shares.
                                            Past performance cannot guarantee             OTHER INFORMATION
   AIM V.I. Small Cap Equity Fund, a        comparable future results.
series portfolio of AIM Variable                                                          The returns shown in the Management's
Insurance Funds, is currently offered       ABOUT INDEXES USED IN THIS REPORT             Discussion of Fund Performance are based
through insurance companies issuing                                                       on net asset values calculated for
variable products. You cannot purchase      The unmanaged Standard & Poor's               shareholder transactions. Generally
shares of the fund directly. Performance    Composite Index of 500 Stocks (the S&P        accepted accounting principles require
figures given represent the fund and are    500--Registered Trademark-- Index) is         adjustments to be made to the net assets
not intended to reflect actual variable     an index of common stocks frequently          of the fund at period end for financial
product values. They do not reflect         used as a general measure of U.S. stock       reporting purposes, and as such, the net
sales charges, expenses and fees            market performance.                           asset value for shareholder transactions
assessed in connection with a variable                                                    and the returns based on those net asset
product. Sales charges, expenses and           The unmanaged Standard & Poor's Small      values may differ from the net asset
fees, which are determined by the           Cap 600 Index (the S&P 600 Index) is          values and returns reported in the
variable product issuers, will vary and     representative of small cap domestic          Financial Highlights. Additionally, the
will lower the total return.*               stocks.                                       returns and net asset values shown
                                                                                          throughout this report are at the fund
   Had the advisor not waived fees             The unmanaged Lipper Small-Cap Core        level only and do not include variable
and/or reimbursed expenses, performance     Fund Index represents an average of the       product issuer charges. If such charges
would have been lower.                      performance of the 30 largest                 were included, the total returns would
                                            small-capitalization core funds tracked       be lower.
                                            by Lipper, Inc., an independent mutual
                                            fund performance monitor.                        Industry classifications used in this
                                                                                          report are generally according to the
                                               The unmanaged Russell 2000--Registered     Global Industry Classification Standard,
                                            Trademark-- Index represents the performance  which was developed by and is the
                                            of the stocks of domestic                     exclusive property and a service mark of
                                            small-capitalization companies.               Morgan Stanley Capital International
                                                                                          Inc. and Standard & Poor's.
                                               The fund is not managed to track the
                                            performance of any particular index,
                                            including the indexes defined here, and
                                            consequently, the performance of the
                                            fund may deviate significantly from the
                                            performance of the indexes.

                                               A direct investment cannot be made in
                                            an index. Unless otherwise indicated,
                                            index results include reinvested
                                            dividends, and they do not reflect sales
                                            charges. Performance of an index of
                                            funds reflects fund expenses;
                                            performance of a market index does not.

*Per NASD requirements, the most recent month-end performance data at the fund level, excluding variable product charges, is available on this AIM automated information line, 866-702-4402. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial consultant.

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.34%

ADVERTISING-1.21%

R.H. Donnelley Corp.(a)                         5,450    $   321,822
====================================================================

AEROSPACE & DEFENSE-2.03%

Alliant Techsystems Inc.(a)                     4,200        274,596
--------------------------------------------------------------------
Curtiss-Wright Corp.                            4,600        264,086
====================================================================
                                                             538,682
====================================================================

AIR FREIGHT & LOGISTICS-2.15%

EGL, Inc.(a)                                    8,400        251,076
--------------------------------------------------------------------
UTI Worldwide, Inc. (United Kingdom)            4,700        319,694
====================================================================
                                                             570,770
====================================================================

ALUMINUM-0.49%

Century Aluminum Co.(a)                         5,000        131,300
====================================================================

APPAREL RETAIL-6.14%

Aeropostale, Inc.(a)                            8,400        247,212
--------------------------------------------------------------------
Cache, Inc.(a)                                 19,200        345,984
--------------------------------------------------------------------
Finish Line, Inc. (The)-Class A                 8,400        153,720
--------------------------------------------------------------------
Genesco Inc.(a)                                 9,800        305,172
--------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                  8,700        278,052
--------------------------------------------------------------------
Stage Stores, Inc.(a)                           7,250        301,020
====================================================================
                                                           1,631,160
====================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.28%

Quiksilver, Inc.(a)                            11,400        339,606
====================================================================

APPLICATION SOFTWARE-6.45%

Altiris, Inc.(a)                                4,100        145,263
--------------------------------------------------------------------
ANSYS, Inc.(a)                                  5,400        173,124
--------------------------------------------------------------------
Hyperion Solutions Corp.(a)                     6,700        312,354
--------------------------------------------------------------------
Kronos Inc.(a)                                  2,800        143,164
--------------------------------------------------------------------
MICROS Systems, Inc.(a)                         5,200        405,912
--------------------------------------------------------------------
RSA Security Inc.(a)                           12,800        256,768
--------------------------------------------------------------------
SERENA Software, Inc.(a)                        7,100        153,644
--------------------------------------------------------------------
Verint Systems Inc.(a)                          3,400        123,522
====================================================================
                                                           1,713,751
====================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.12%

Affiliated Managers Group, Inc.(a)              4,400        298,056
====================================================================

BIOTECHNOLOGY-2.15%

DOV Pharmaceutical, Inc.(a)                     6,600        119,130
--------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)                 4,000        197,200
--------------------------------------------------------------------

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------

BIOTECHNOLOGY-(CONTINUED)

Serologicals Corp.(a)                          11,500    $   254,380
====================================================================
                                                             570,710
====================================================================

BUILDING PRODUCTS-0.55%

NCI Building Systems, Inc.(a)                   3,900        146,250
====================================================================

COMMERCIAL PRINTING-0.52%

Banta Corp.                                     3,100        138,756
====================================================================

COMMUNICATIONS EQUIPMENT-0.89%

CommScope, Inc.(a)                             12,500        236,250
====================================================================

COMPUTER HARDWARE-1.57%

Intergraph Corp.(a)                             4,800        129,264
--------------------------------------------------------------------
Stratasys, Inc.(a)                              8,600        288,616
====================================================================
                                                             417,880
====================================================================

COMPUTER STORAGE & PERIPHERALS-0.83%

Synaptics Inc.(a)                               7,200        220,176
====================================================================

CONSTRUCTION & ENGINEERING-1.26%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                          8,400        336,000
====================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.16%

Wabash National Corp.(a)                       10,100        271,993
--------------------------------------------------------------------
Wabtec Corp.                                   14,200        302,744
====================================================================
                                                             574,737
====================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.40%

Jackson Hewitt Tax Service Inc.                15,600        393,900
--------------------------------------------------------------------
NCO Group, Inc.(a)                              9,400        242,990
====================================================================
                                                             636,890
====================================================================

DIVERSIFIED METALS & MINING-1.32%

Compass Minerals International, Inc.           14,500        351,335
====================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.00%

Paxar Corp.(a)                                 12,000        266,040
====================================================================

ENVIRONMENTAL SERVICES-1.08%

Waste Connections, Inc.(a)                      8,400        287,700
====================================================================

GAS UTILITIES-0.47%

New Jersey Resources Corp.                      2,900        125,686
====================================================================

HEALTH CARE EQUIPMENT-1.57%

Adeza Biomedical Corp.(a)                       2,700         47,385
--------------------------------------------------------------------
Datascope Corp.                                 2,900        115,101
--------------------------------------------------------------------
Invacare Corp.                                  5,500        254,430
====================================================================
                                                             416,916
====================================================================

                         AIM V.I. SMALL CAP EQUITY FUND


                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------

HEALTH CARE FACILITIES-2.71%

Genesis HealthCare Corp.(a)                     4,000    $   140,120
--------------------------------------------------------------------
Kindred Healthcare, Inc.(a)                    11,000        329,450
--------------------------------------------------------------------
VCA Antech, Inc.(a)                            12,800        250,880
====================================================================
                                                             720,450
====================================================================

HEALTH CARE SERVICES-0.57%

Apria Healthcare Group Inc.(a)                  4,600        151,570
====================================================================

HEALTH CARE SUPPLIES-2.04%

Haemonetics Corp.(a)                            6,800        246,228
--------------------------------------------------------------------
Sybron Dental Specialties, Inc.(a)              8,400        297,192
====================================================================
                                                             543,420
====================================================================

HOTELS, RESORTS & CRUISE LINES-2.22%

Kerzner International Ltd. (Bahamas)(a)         5,100        306,255
--------------------------------------------------------------------
La Quinta Corp.(a)                             31,300        284,517
====================================================================
                                                             590,772
====================================================================

HOUSEWARES & SPECIALTIES-2.37%

Jarden Corp.(a)                                 7,400        321,456
--------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                9,300        308,574
====================================================================
                                                             630,030
====================================================================

INDUSTRIAL GASES-0.93%

Airgas, Inc.                                    9,300        246,543
====================================================================

INDUSTRIAL MACHINERY-3.10%

Kaydon Corp.                                    8,200        270,764
--------------------------------------------------------------------
Kennametal Inc.                                 5,950        296,131
--------------------------------------------------------------------
Manitowoc Co., Inc. (The)                       6,800        256,020
====================================================================
                                                             822,915
====================================================================

INSURANCE BROKERS-1.49%

Hilb Rogal & Hobbs Co.                          5,500        199,320
--------------------------------------------------------------------
U.S.I. Holdings Corp.(a)                       17,100        197,847
====================================================================
                                                             397,167
====================================================================

INTERNET SOFTWARE & SERVICES-1.13%

Digital River, Inc.(a)                          4,100        170,601
--------------------------------------------------------------------
Digitas Inc.(a)                                13,600        129,880
====================================================================
                                                             300,481
====================================================================

INVESTMENT BANKING & BROKERAGE-0.07%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $20,000)(a)(b)(c)(d)             200         20,000
====================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-1.05%

iShares Nasdaq Biotechnology Index Fund(a)      3,700        278,980
====================================================================

IT CONSULTING & OTHER SERVICES-0.64%

CACI International Inc.-Class A(a)              2,500        170,325
====================================================================

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------


MANAGED HEALTH CARE-1.30%

AMERIGROUP Corp.(a)                             2,400    $   181,584
--------------------------------------------------------------------
Sierra Health Services, Inc.(a)                 3,000        165,330
====================================================================
                                                             346,914
====================================================================

METAL & GLASS CONTAINERS-1.09%

AptarGroup, Inc.                                5,500        290,290
====================================================================

MULTI-LINE INSURANCE-0.05%

Quanta Capital Holdings Ltd.
  (Bermuda)(Acquired 11/21/03 - 12/05/03,
  cost $15,306)(a)(b)(c)                        1,500         13,830
====================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.28%

Avista Corp.                                    6,900        121,923
--------------------------------------------------------------------
Energen Corp.                                   3,700        218,115
====================================================================
                                                             340,038
====================================================================

OFFICE SERVICES & SUPPLIES-0.61%

Brady Corp.-Class A                             2,600        162,682
====================================================================

OIL & GAS EQUIPMENT & SERVICES-0.80%

FMC Technologies, Inc.(a)                       6,600        212,520
====================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.54%

Comstock Resources, Inc.(a)                     7,700        169,785
--------------------------------------------------------------------
Penn Virginia Corp.                             7,100        288,047
--------------------------------------------------------------------
Plains Exploration & Production Co.(a)          9,500        247,000
--------------------------------------------------------------------
Warren Resources Inc.(a)                       25,900        235,690
====================================================================
                                                             940,522
====================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.57%

Golar LNG Ltd. (Bermuda)(a)(e)                 10,499        152,469
====================================================================

PACKAGED FOODS & MEATS-1.15%

Flowers Foods, Inc.                             9,700        306,326
====================================================================

PAPER PRODUCTS-1.06%

Wausau-Mosinee Paper Corp.                     15,800        282,188
====================================================================

PHARMACEUTICALS-0.71%

Medicines Co. (The)(a)                          6,600        190,080
====================================================================

PROPERTY & CASUALTY INSURANCE-1.17%

Philadelphia Consolidated Holding Corp.(a)      4,700        310,858
====================================================================

REAL ESTATE-1.72%

Alexandria Real Estate Equities, Inc.           2,000        148,840
--------------------------------------------------------------------
Amli Residential Properties Trust               4,000        128,000
--------------------------------------------------------------------
Fieldstone Investment Corp. (Acquired
  11/10/03-07/14/04; Cost $183,895)(c)(d)      10,400        179,400
====================================================================
                                                             456,240
====================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.22%

Jones Lang LaSalle Inc.(a)                      8,650        323,597
====================================================================

                         AIM V.I. SMALL CAP EQUITY FUND


                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------

REGIONAL BANKS-5.39%

Alabama National BanCorp.                       4,100    $   264,450
--------------------------------------------------------------------
Bank of the Ozarks, Inc.                        2,800         95,284
--------------------------------------------------------------------
Boston Private Financial Holdings, Inc.         4,900        138,033
--------------------------------------------------------------------
Cathay General Bancorp                          7,100        266,250
--------------------------------------------------------------------
CVB Financial Corp.                             5,600        148,736
--------------------------------------------------------------------
Hancock Holding Co.                             3,900        130,494
--------------------------------------------------------------------
Hudson United Bancorp                           3,400        133,892
--------------------------------------------------------------------
MB Financial, Inc.                              3,100        130,665
--------------------------------------------------------------------
Wintrust Financial Corp.                        2,200        125,312
====================================================================
                                                           1,433,116
====================================================================

RESTAURANTS-2.16%

Lone Star Steakhouse & Saloon, Inc.             5,200        145,600
--------------------------------------------------------------------
Papa John's International, Inc.(a)              4,200        144,648
--------------------------------------------------------------------
Steak n Shake Co. (The)(a)                     14,100        283,128
====================================================================
                                                             573,376
====================================================================

SEMICONDUCTOR EQUIPMENT-2.11%

ATMI, Inc.(a)                                   9,700        218,541
--------------------------------------------------------------------
Cymer, Inc.(a)                                  4,600        135,884
--------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                       5,600        206,360
====================================================================
                                                             560,785
====================================================================

SEMICONDUCTORS-1.89%

DSP Group, Inc.(a)                             10,200        227,766
--------------------------------------------------------------------
Semtech Corp.(a)                                6,800        148,716
--------------------------------------------------------------------
Silicon Laboratories Inc.(a)                    3,600        127,116
====================================================================
                                                             503,598
====================================================================

SPECIALTY CHEMICALS-2.08%

Albemarle Corp.                                 7,500        290,325
--------------------------------------------------------------------
Minerals Technologies Inc.                      3,950        263,465
====================================================================
                                                             553,790
====================================================================

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------


STEEL-1.37%

Commercial Metals Co.                           7,200    $   364,032
====================================================================

TECHNOLOGY DISTRIBUTORS-3.23%

Anixter International Inc.                      7,100        255,529
--------------------------------------------------------------------
Global Imaging Systems, Inc.(a)                 8,100        319,950
--------------------------------------------------------------------
ScanSource, Inc.(a)                             4,550        282,828
====================================================================
                                                             858,307
====================================================================

THRIFTS & MORTGAGE FINANCE-1.56%

Corus Bankshares, Inc.                          2,800        134,428
--------------------------------------------------------------------
Harbor Florida Bancshares, Inc.                 4,000        138,440
--------------------------------------------------------------------
Sterling Financial Corp.(a)                     3,600        141,336
====================================================================
                                                             414,204
====================================================================

TIRES & RUBBER-0.51%

Bandag, Inc.                                    2,700        134,487
====================================================================

TRADING COMPANIES & DISTRIBUTORS-1.09%

Watsco, Inc.                                    8,200        288,804
====================================================================

TRUCKING-2.72%

Landstar System, Inc.(a)                        4,850        357,154
--------------------------------------------------------------------
Overnite Corp.                                  9,800        364,952
====================================================================
                                                             722,106
====================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $22,871,095)                        25,878,285
====================================================================

MONEY MARKET FUNDS-2.59%

Liquid Assets Portfolio-Institutional
  Class(f)                                     344,833       344,833
--------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)    344,833       344,833
====================================================================
    Total Money Market Funds (Cost $689,666)                 689,666
====================================================================
TOTAL INVESTMENTS-99.93% (Cost $23,560,761)               26,567,951
====================================================================
OTHER ASSETS LESS LIABILITIES-0.07%                           18,213
====================================================================
NET ASSETS-100.00%                                       $26,586,164
____________________________________________________________________
====================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at December 31, 2004 was $33,830, which represented 0.13% of the Fund's Total Investments. See Note 1A.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $213,230, which represented 0.80% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The market value of this security considered illiquid at December 31, 2004 represented 0.75% of the Fund's Net Assets.
(e) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 0.57% of the Fund's Total Investments. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. SMALL CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $22,871,095)                                  $25,878,285
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $689,666)                                   689,666
===========================================================
    Total investments (cost $23,560,761)         26,567,951
===========================================================
Receivables for:
  Fund shares sold                                   58,632
-----------------------------------------------------------
  Dividends                                          16,840
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                4,242
===========================================================
    Total assets                                 26,647,665
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                               2,219
-----------------------------------------------------------
  Fund shares reacquired                              8,824
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             4,242
-----------------------------------------------------------
Accrued administration fees                          23,397
-----------------------------------------------------------
Accrued distribution fees -- Series II                  101
-----------------------------------------------------------
Accrued transfer agent fees                             349
-----------------------------------------------------------
Accrued operating expenses                           22,369
===========================================================
    Total liabilities                                61,501
===========================================================
Net assets applicable to shares outstanding     $26,586,164
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $24,802,969
-----------------------------------------------------------
Undistributed net investment income (loss)           (3,910)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                          (1,220,085)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                      3,007,190
===========================================================
                                                $26,586,164
___________________________________________________________
===========================================================

NET ASSETS:

Series I                                        $25,964,065
___________________________________________________________
===========================================================
Series II                                       $   622,099
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                          2,085,580
___________________________________________________________
===========================================================
Series II                                            50,048
___________________________________________________________
===========================================================
Series I:
  Net asset value per share                     $     12.45
___________________________________________________________
===========================================================
Series II:
  Net asset value per share                     $     12.43
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $214)                                         $    93,125
-----------------------------------------------------------
Dividends from affiliated money market funds          9,236
-----------------------------------------------------------
Interest                                              6,416
===========================================================
    Total investment income                         108,777
===========================================================

EXPENSES:

Advisory fees                                       124,241
-----------------------------------------------------------
Administrative services fees                         84,182
-----------------------------------------------------------
Custodian fees                                       29,715
-----------------------------------------------------------
Distribution fees -- Series II                        1,452
-----------------------------------------------------------
Transfer agent fees                                   2,161
-----------------------------------------------------------
Trustees' fees and retirement benefits               11,384
-----------------------------------------------------------
Professional fees                                    28,172
-----------------------------------------------------------
Other                                                13,923
===========================================================
    Total expenses                                  295,230
===========================================================
Less: Fees waived                                  (104,137)
===========================================================
    Net expenses                                    191,093
===========================================================
Net investment income (loss)                        (82,316)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (1,296,660)
-----------------------------------------------------------
  Foreign currencies                                    (41)
-----------------------------------------------------------
  Futures contracts                                  79,942
===========================================================
                                                 (1,216,759)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           2,814,389
-----------------------------------------------------------
  Foreign currencies                                    (10)
===========================================================
                                                  2,814,379
===========================================================
Net gain from investment securities, foreign
  currencies and futures contracts                1,597,620
===========================================================
Net increase in net assets resulting from
  operations                                    $ 1,515,304
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.
                         AIM V.I. SMALL CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and for the period August 29, 2003 (date operations commenced) to December 31, 2003

                                                                 2004           2003
---------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (82,316)   $   (2,280)
---------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                   (1,216,759)       (2,185)
---------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           2,814,379       192,811
=======================================================================================
    Net increase in net assets resulting from operations        1,515,304       188,346
=======================================================================================
Distributions to shareholders from net investment income:
  Series I                                                           (972)         (767)
---------------------------------------------------------------------------------------
  Series II                                                           (25)          (45)
=======================================================================================
    Total distributions from net investment income                   (997)         (812)
=======================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                             --          (865)
---------------------------------------------------------------------------------------
  Series II                                                            --          (355)
=======================================================================================
    Total distributions from net realized gains                        --        (1,220)
=======================================================================================
    Decrease in net assets resulting from distributions              (997)       (2,032)
=======================================================================================
Share transactions-net:
  Series I                                                     22,271,440     2,113,568
---------------------------------------------------------------------------------------
  Series II                                                           125       500,410
=======================================================================================
    Net increase in net assets resulting from share
     transactions                                              22,271,565     2,613,978
=======================================================================================
    Net increase in net assets                                 23,785,872     2,800,292
_______________________________________________________________________________________
=======================================================================================

NET ASSETS:

  Beginning of year                                             2,800,292            --
=======================================================================================
  End of year (including undistributed net investment income
    (loss) of $(3,910) and $(342), respectively)              $26,586,164    $2,800,292
_______________________________________________________________________________________
=======================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-eight separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts

                         AIM V.I. SMALL CAP EQUITY FUND
of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to variable products annually and recorded on ex-dividend date.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

                         AIM V.I. SMALL CAP EQUITY FUND

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES


The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of each Series to 1.30% of average daily net assets, through April 30, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above:
(i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $103,556.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the participants of separate accounts. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $84,182, of which AIM retained $50,000 for services provided by AIM.

                         AIM V.I. SMALL CAP EQUITY FUND

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $2,161.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. AIM Distributors has contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (ii) through (vii) discussed above) of Series II shares to 1.45% of average daily net assets, through April 30, 2006. Pursuant to the Plan, for the year ended December 31, 2004, the Series II shares paid $871 after AIM Distributors reimbursed Plan fees of $581.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                              UNREALIZED
                            MARKET VALUE     PURCHASES       PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND
FUND                          12/31/03        AT COST       FROM SALES      (DEPRECIATION)      12/31/04       INCOME
----------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class          $   --       $6,628,359     $ (6,283,526)        $   --          $344,833       $4,609
----------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class              --        6,628,359       (6,283,526)            --           344,833        4,627
======================================================================================================================
  Total                        $   --       $13,256,718    $(12,567,052)        $   --          $689,666       $9,236
______________________________________________________________________________________________________________________
======================================================================================================================


                             REALIZED
FUND                        GAIN (LOSS)
--------------------------
Liquid Assets Portfolio-
  Institutional Class         $   --
--------------------------
STIC Prime Portfolio-
  Institutional Class             --
==========================
  Total                       $   --
__________________________
==========================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $8,220 and $1,378,569, respectively.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,810 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
                         AIM V.I. SMALL CAP EQUITY FUND

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the year ended December 31, 2004 and the period August 29, 2003 (date operations commenced) through December 31, 2003 was as follows:

                                                              2004     2003
----------------------------------------------------------------------------
Distributions paid from ordinary income                       $997    $2,032
____________________________________________________________________________
============================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                 2004
-------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 2,968,789
-------------------------------------------------------------------------
Temporary book/tax differences                                     (3,778)
-------------------------------------------------------------------------
Capital loss carryforward                                      (1,181,683)
-------------------------------------------------------------------------
Post-October currency loss deferral                                  (133)
-------------------------------------------------------------------------
Shares of beneficial interest                                  24,802,969
=========================================================================
Total net assets                                              $26,586,164
_________________________________________________________________________
=========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2012                                              $1,181,683
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $43,407,530 and $21,612,619, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $3,075,512
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (106,723)
==============================================================================
Net unrealized appreciation of investment securities              $2,968,789
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $23,599,162.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating loss and foreign currency transactions, on December 31, 2004, undistributed net investment income was increased by $79,745, undistributed net realized gain
(loss) increased by $41 and shares of beneficial interest decreased by $79,786. This reclassification had no effect on the net assets of the Fund.

                         AIM V.I. SMALL CAP EQUITY FUND

NOTE 10--SHARE INFORMATION

                                       CHANGES IN SHARES OUTSTANDING(a)
---------------------------------------------------------------------------------------------------------------
                                                                                             AUGUST 29, 2003
                                                                                            (DATE OPERATIONS
                                                                     YEAR ENDED               COMMENCED) TO
                                                                 DECEMBER 31, 2004          DECEMBER 31, 2003
                                                              ------------------------    ---------------------
                                                               SHARES        AMOUNT       SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    2,694,847    $31,500,234    199,409    $2,150,468
---------------------------------------------------------------------------------------------------------------
  Series II                                                           8            100    50,001        500,010
===============================================================================================================
Issued as reinvestment of dividends:
  Series I                                                           79            972       148          1,633
---------------------------------------------------------------------------------------------------------------
  Series II                                                           2             25        37            400
===============================================================================================================
Reacquired:
  Series I                                                     (805,404)    (9,229,766)   (3,499)       (38,533)
===============================================================================================================
                                                              1,889,532    $22,271,565    246,096    $2,613,978
_______________________________________________________________________________________________________________
===============================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 97% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping, account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                           SERIES I
                                                              -----------------------------------
                                                                                 AUGUST 29, 2003
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31
                                                                  2004                 2003
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 11.38               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)(a)            (0.01)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.13                 1.41
=================================================================================================
    Total from investment operations                               1.07                 1.40
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.00)               (0.01)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --                (0.01)
=================================================================================================
    Total distributions                                           (0.00)               (0.02)
=================================================================================================
Net asset value, end of period                                  $ 12.45               $11.38
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    9.41%               13.94%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $25,964               $2,231
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.30%(c)             1.32%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.01%(c)            12.86%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       (0.56)%(c)           (0.44)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          156%                  26%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $14,035,715.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                         AIM V.I. SMALL CAP EQUITY FUND

                                                                           SERIES II
                                                              -----------------------------------
                                                                                 AUGUST 29, 2003
                                                                                 (DATE OPERATIONS
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31
                                                                  2004                 2003
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $11.38               $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.08)(a)            (0.02)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.13                 1.41
=================================================================================================
    Total from investment operations                               1.05                 1.39
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.00)               (0.00)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --                (0.01)
=================================================================================================
    Total distributions                                           (0.00)               (0.01)
=================================================================================================
Net asset value, end of period                                   $12.43               $11.38
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    9.23%               13.88%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  622               $  569
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.45%(c)             1.47%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                2.26%(c)            13.11%(d)
=================================================================================================
Ratio of net investment income (loss) to average net assets       (0.71)%(c)           (0.59)%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                          156%                  26%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $580,925.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under
                         AIM V.I. SMALL CAP EQUITY FUND
the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


REGULATORY INQUIRIES AND PENDING LITIGATION


    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM


    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

                         AIM V.I. SMALL CAP EQUITY FUND

Private Civil Actions Alleging Market Timing


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing


    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes


    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements


    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements


    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the

                         AIM V.I. SMALL CAP EQUITY FUND

AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

                         AIM V.I. SMALL CAP EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds
Houston, Texas



We have audited the accompanying statement of assets and liabilities of AIM V.I. Small Cap Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds, including the schedule of investments as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the one year in the period then ended and for the period August 29, 2003 (commencement of operations) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Small Cap Equity Fund as of December 31, 2004, the results of its operations for the year then ended, the statement of changes in net assets, and the financial highlights for the one year in the period then ended and for the period August 29, 2003 (commencement of operations) through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2005

                         AIM V.I. SMALL CAP EQUITY FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Small Cap Equity Fund, an investment portfolio of AIM Variable Insurance Funds, a Delaware statutory trust, was held on April 2, 2004. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matter were as follows:

                                                                      WITHHOLDING
      TRUSTEES/MATTER                                 VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  485,251,764      20,583,220
      Frank S. Bayley..............................  485,193,740      20,641,244
      James T. Bunch...............................  485,846,832      19,988,152
      Bruce L. Crockett............................  485,356,560      20,478,424
      Albert R. Dowden.............................  485,381,238      20,453,746
      Edward K. Dunn, Jr. .........................  484,642,618      21,192,366
      Jack M. Fields...............................  485,417,523      20,417,461
      Carl Frischling..............................  484,781,819      21,053,165
      Robert H. Graham.............................  485,247,575      20,587,409
      Gerald J. Lewis..............................  484,388,317      21,446,667
      Prema Mathai-Davis...........................  484,212,736      21,622,248
      Lewis F. Pennock.............................  485,257,174      20,577,810
      Ruth H. Quigley..............................  483,391,857      22,443,127
      Louis S. Sklar...............................  484,592,297      21,242,687
      Larry Soll, Ph.D. ...........................  484,654,198      21,180,786
      Mark H. Williamson...........................  484,890,948      20,944,036

* Proposal required approval by a combined vote of all the portfolios of AIM Variable Insurance Funds.

                         AIM V.I. SMALL CAP EQUITY FUND

TRUSTEES AND OFFICERS

As of December 31, 2004

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1993             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2004             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

                         AIM V.I. SMALL CAP EQUITY FUND

As of December 31, 2004


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; and Senior Vice
                                                    President and General Counsel, Liberty
                                                    Funds Group, LLC and Vice President,
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1993             Managing Director, Chief Fixed Income      N/A
   Vice President                                   Officer and Senior Investment Officer,
                                                    A I M Capital Management, Inc. and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1993             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004             Senior Portfolio Manager, A I M            N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President and
                                                    Senior Portfolio Manager, INVESCO
                                                    Institutional (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004             Senior Portfolio Manager, A I M            N/A
   Vice President                                   Advisors, Inc.
                                                    Formerly: Senior Vice President,
                                                    Director of Sector Management and Senior
                                                    Portfolio Manager, INVESCO Institutional
                                                    (N.A.), Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc. (See footnote (4)
                                                    below.)
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.


OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      Tait, Weller & Baker
Suite 100                     11 Greenway Plaza        Inc.                     1818 Market Street
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        Suite 2400
                              Houston, TX 77046-1173   Suite 100                Philadelphia, PA
                                                       Houston, TX 77046-1173   19103-3659
COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Foley & Lardner LLP                                    AIM Investment           State Street Bank and
3000 K N.W., Suite 500        Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 30.61% is eligible for the dividends received deduction for corporations.

                         AIM V.I. SMALL CAP EQUITY FUND

ITEM 2.  CODE OF ETHICS.

         As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. .

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         During some or all of the Registrant's last two fiscal years, PricewaterhouseCoopers, LLP ("PWC") served as principal accountant for the following series portfolios of the Registrant: AIM V.I. Real Estate Fund AIM V.I. Core Stock Fund, AIM V.I. Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Health Sciences Fund, AIM V.I. Leisure Fund, AIM V.I. Small Company Growth Fund, AIM V.I. Technology Fund, AIM V.I. Total Return Fund and AIM V.I. Utilities Fund.

         During some or all of the Registrant's last two fiscal years, Tait, Weller & Baker ("TWB") served as principal accountant for the following series portfolios of the Registrant: AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Money Market Fund, AIM V.I. Premier Equity Fund and AIM V.I. Small Cap Equity Fund.

         The amounts set forth below show, among other things, fees billed by PWC and TWB to the Registrant in respect of such series portfolios, and certain affiliated entities of the Registrant.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

         PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:


                                                     Percentage of Fees                               Percentage of Fees
                                                    Billed Applicable to                            Billed Applicable to
                                                     Non-Audit Services                              Non-Audit Services
                                                    Provided for fiscal                              Provided for fiscal
                               Fees Billed for         year end 2004           Fees Billed for          year end 2003
                            Services Rendered to     Pursuant to Waiver     Services Rendered to     Pursuant to Waiver
                             the Registrant for       of Pre-Approval        the Registrant for        of Pre-Approval
                            fiscal year end 2004       Requirement(1)       fiscal year end 2003      Requirement(1)(2)
                            --------------------    --------------------    --------------------    --------------------
Audit Fees                        $248,732                  N/A                  $240,566                   N/A
Audit-Related Fees                $      0                   0%                  $      0                    0%
Tax Fees(3)                       $ 29,580                   0%                  $ 37,700                    0%
All Other Fees                    $      0                   0%                  $      0                    0%
                                  --------                                       --------
Total Fees                        $278,312                   0%                  $278,266                    0%

PWC billed the Registrant aggregate non-audit fees of $29,580 for the fiscal year ended 2004, and $37,700 for the fiscal year ended 2003, for non-audit services rendered to the Registrant.

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) Tax fees for the fiscal year end December 31, 2004 includes fees billed for reviewing tax returns. Tax fees for fiscal year end December 31, 2003 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

      PWC billed A I M Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                            Fees Billed for                                Fees Billed for
                           Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                          Rendered to AIM and    Billed Applicable to    Rendered to AIM and    Billed Applicable to
                           AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                          fiscal year end 2004    Provided for fiscal   fiscal year end 2003    Provided for fiscal
                           That Were Required        year end 2004       That Were Required        year end 2003
                           to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                          by the Registrant's       of Pre-Approval      by the Registrant's        Pre-Approval
                            Audit Committee         Requirement(1)       Audit Committee(2)      Requirement(1)(3)
                          --------------------   --------------------   --------------------   ---------------------
Audit-Related Fees                 $0                     0%                     $0                      0%
Tax Fees                           $0                     0%                     $0                      0%
All Other Fees                     $0                     0%                     $0                      0%
                                   --                                            --
Total Fees(4)                      $0                     0%                     $0                      0%

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and
      (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(4) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2004, and $0 for the fiscal year ended 2003, for non-audit services rendered to AIM and AIM Affiliates.

      The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.


FEES BILLED BY TWB RELATED TO THE REGISTRANT

      TWB billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                 Percentage of Fees
                                                  Billed Applicable                            Percentage of Fees
                                                     to Non-Audit                             Billed Applicable to
                                                  Services Provided                            Non-Audit Services
                             Fees Billed for     for fiscal year end                           Provided for fiscal
                            Services Rendered      2004 Pursuant to       Fees Billed for         year end 2003
                            to the Registrant         Waiver of        Services Rendered to    Pursuant to Waiver
                           for fiscal year end       Pre-Approval       the Registrant for       of Pre-Approval
                                   2004             Requirement(1)     fiscal year end 2003     Requirement(1)(2)
                           -------------------   -------------------   --------------------    -------------------
Audit Fees                       $241,300                N/A                 $233,000                  N/A
Audit-Related Fees               $      0                 0%                 $      0                   0%
Tax Fees(3)                      $ 41,400                 0%                 $ 40,000                   0%
All Other Fees                   $      0                 0%                 $      0                   0%
Total Fees                                                0%                                            0%
                                 --------                                    --------
                                 $282,700                                    $273,000

TWB billed the Registrant aggregate non-audit fees of $41,400 for the fiscal year ended 2004, and $40,000 for the fiscal year ended 2003, for non-audit services rendered to the Registrant.

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to TWB during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) Tax fees for the fiscal year end December 31, 2004 includes fees billed for reviewing tax returns. Tax fees for fiscal year end December 31, 2003 includes fees billed for reviewing tax returns.


FEES BILLED BY TWB RELATED TO AIM AND AIM AFFILIATES

      TWB billed A I M Advisors, Inc ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                            Fees Billed for                                Fees Billed for
                           Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                          Rendered to AIM and    Billed Applicable to    Rendered to AIM and    Billed Applicable to
                           AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                          fiscal year end 2004    Provided for fiscal   fiscal year end 2003    Provided for fiscal
                           That Were Required        year end 2004       That Were Required        year end 2003
                           to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                          by the Registrant's       of Pre-Approval      by the Registrant's        Pre-Approval
                            Audit Committee         Requirement(1)       Audit Committee(2)      Requirement(1)(3)
                          --------------------   --------------------   --------------------   ---------------------
Audit-Related Fees               $   0                     0%                   $   0                    0%
Tax Fees                         $   0                     0%                   $   0                    0%
All Other Fees                   $   0                     0%                   $   0                    0%
                                 -----                                          -----
Total Fees(4)                    $   0                     0%                   $   0                    0%


--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to TWB during a fiscal year; and
      (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(4) Including the fees for services not required to be pre-approved by the registrant's audit committee, TWB billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2004, and $0 for the fiscal year ended 2003, for non-audit services rendered to AIM and AIM Affiliates.

      The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining TWB's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with TWB maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                         Last Amended September 14, 2004


STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of general pre-approved fee levels will also require specific pre-approval by the Audit Committees.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and states otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms (including fees) will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of fees or established amounts for services to be provided by the Auditor under general pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum such amounts will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific pre-approval by the Audit Committees. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     o Bookkeeping or other services related to the accounting records or financial statements of the audit client

     o Financial information systems design and implementation Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     o   Actuarial services

     o   Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     o   Management functions

     o   Human resources

     o   Broker-dealer, investment adviser, or investment banking services

     o   Legal services

     o   Expert services unrelated to the audit

     o Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS.

                  Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

                  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                  Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                  None

ITEM 11.    CONTROLS AND PROCEDURES.

(a) As of December 16, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2004, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

 (b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12.     EXHIBITS.

 12(a)(1)         Code of Ethics.

 12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

 12(a)(3)         Not applicable.

 12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Variable Insurance Funds

By:      /s/ ROBERT H. GRAHAM
         -----------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    February 25, 2005


Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ ROBERT H. GRAHAM
         -----------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    February 25, 2005


By:      /s/ SIDNEY M. DILGREN
         -----------------------------------
         Sidney M. Dilgren
         Principal Financial Officer

Date:    February 25, 2005

                                  EXHIBIT INDEX


12(a)(1)       Code of Ethics.

12(a)(2)       Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)       Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.